UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


 Investment Company Act file number      811-01944
                                    --------------------------

                     Principal Variable Contracts Fund, Inc.
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(Exact name of registrant as specified in charter)

                   711 High Street, Des Moines, IA 50392-2080
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(Address of principal executive offices)           (Zip code)

        Princor Financial Services Corporation, Des Moines, IA 50392-2080
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                    (Name and address of agent for service)

Registrant's telephone number, including area code: 515-247-5476
                                                   -------------------

Date of fiscal year end:           December 31, 2004
                           ---------------------------

Date of reporting period:          December 31, 2004
                           ---------------------------

ITEM 1 - REPORT TO STOCKHOLDERS

                               TABLE OF CONTENTS
                                                                            PAGE
Portfolio Manager Comments..............................................2
Shareholder Expense Example.............................................33
Financial Statements and Highlights
 Statements of Assets and Liabilities................................... 36
 Statements of Operations ............................................... 52
 Statements of Changes in Net Assets.................................... 68
 Notes to Financial Statements.......................................... 84
 Schedules of Investments
  Asset Allocation Account..............................................99
  Balanced Account......................................................113
  Bond Account..........................................................132
  Capital Value Account.................................................144
  Equity Growth Account.................................................147
  Equity Income Account (f/k/a Utilities Account).......................149
  Equity Value..........................................................152
  Government Securities Account.........................................154
  Growth Account........................................................157
  International Account.................................................159
  International Emerging Markets Account................................167
  International SmallCap Account........................................171
  LargeCap Blend Account................................................176
  LargeCap Growth Equity Account........................................182
  LargeCap Stock Index Account..........................................186
  LargeCap Value Account................................................195
  Limited Term Bond Account.............................................198
  MidCap Account........................................................207
  MidCap Growth Account.................................................210
  MidCap Value Account..................................................214
  Money Market Account..................................................216
  Principal LifeTime 2010...............................................219
  Principal LifeTime 2020...............................................220
  Principal LifeTime 2030...............................................221
  Principal LifeTime 2040...............................................222
  Principal LifeTime 2050...............................................223
  Principal LifeTime Strategic Income...................................224
  Real Estate Securities Account........................................225
  SmallCap Account......................................................226
  SmallCap Growth Account...............................................260
  SmallCap Value Account................................................234
 Financial Highlights................................................... 243
Report of Independent Auditors..........................................259
Fund Directors..........................................................260
Proxy Voting Policies...................................................261
Schedules of Investments................................................261

PORTFOLIO MANAGERS' COMMENTS

IMPORTANT INFORMATION

The following disclosure applies to Principal Variable Contracts Fund, Inc.:


Performance information may reflect historical or current expense waivers/reimbursement without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus or the financial highlights included later in this report.


The Morningstar Category Averages shown in the tables are calculated by Morningstar. The Averages do not reflect sales charges but do reflect transaction costs and operating expenses. Each index is unmanaged and therefore performance information does not reflect sales charges, transaction costs or operating expenses.


The inception dates given in the tables for each Account are the dates operations began.


The Comments on the following pages were supplied by the Portfolio Managers, except where noted. Portfolio managers commonly classify investments by economic sector-Technology, Financials, Retail, and so on. These sector classifications may differ among portfolio managers. They also may differ from the Fund's sector classifications. Therefore, sector names and percentages discussed in the commentaries may differ from those in the Schedule of Investments. Specific security holdings referred to in the commentaries may have been liquidated during the reporting period. For a listing of securities held at the end of the reporting period, please refer to the Schedules of Investments. Comments cover the Fund's fiscal year, which runs from January 1, 2004 through December 31, 2004. Equity Value Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account and Principal LifeTime Strategic Income Account began operations August 30, 2004; because they were in existence for only a short time-less than six months of the fiscal year-we have not included commentary regarding these Accounts.

ASSET ALLOCATION ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                                 Since
        Date            1 Year  5 Year  10 Year Inception
        6/1/1994          8.49%   2.32%   8.95%   8.49%

                         GROWTH OF A $10,000 INVESTMENT

        45% S&P 500
        Stock Index
          and 40%
      Lehman Brothers
      Aggregate Bond
       Index and 15%
      Morgan Stanley           Morgan Stanley
   Capital International   Capital International                                        Morningstar
        EAFE (Europe,          EAFE (Europe,         Lehman Brothers                     Moderate
    Australia and Far        Australia and Far       Aggregate Bond                     Allocation     Asset Allocation
       East) Index*             East) Index               Index         S&P 500 Index    Category           Account
           10                     10                      10               10              10               10
12/95      12.571                 11.121                  11.847           13.758          12.575           12.066
12/96      14.137                 11.794                  12.277           16.917          14.347           13.625
12/97      16.796                 12.004                  13.462           22.561          17.123           16.103
12/98      20.115                 14.405                  14.632           29.008          19.382           17.581
12/99      22.7                   18.289                  14.512           35.112          21.411           21.007
12/00      22.335                 15.697                  16.2             31.913          21.779           21.345
12/01      21.142                 12.305                  17.567           28.122          20.736           20.508
12/02      19.292                 10.344                  19.369           21.904          18.36            17.854
12/03      23.121                 14.336                  20.163           28.188          22.043           21.712
12/04      25.35                  17.239                  21.038           31.252          23.943           23.555

* This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

LOGO
LOGO
PORTFOLIO MANAGER
Francine Bovich (Morgan Stanley Investment Management)


HOW DID THE ACCOUNT PERFORM?
In 2004 the Account returned 8.49%, less than the Account's blended benchmark return of 9.64%. The blended benchmark is comprised of 45% S&P 500 Index (U.S. stocks), 15% MSCI EAFE Index (foreign stocks), and 40% Lehman Aggregate Bond Index.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account underperformed the blended benchmark primarily because of U.S. sector decisions, an opportunistic allocation to gold (via North American gold stocks), and cash holdings. Partially offsetting these decisions were an underweight to fixed-income investments, exposure to non-U.S. equities and non-dollar currencies.

Within U.S. equities, our sector/industry decisions were not favorable. Our macro approach to sector rotation was not successful because sector performance, with the exception of Energy, was driven by stock-specific performance. Overall, our decision to overweight Insurance and Consumer Staples and to underweight Retailing and Industrials detracted from results. The largest negative contributor was an overweight allocation to Insurance. In the third quarter, Insurance stocks came under pressure as companies incurred massive claims resulting from hurricane damage in Florida.

The Account's opportunistic allocation to gold and cash did not add to returns. Gold lost its luster as a hike in short-term interest rates indicated the end of the reflationary period. Cash was a drag as asset prices rose throughout the year. The decision to hold cash was driven by extended valuations in the bond market and our unwillingness to commit more capital to equities given the potential for slower economic growth.

Contributing to the Account's performance were our overweight allocation to non-U.S. equities and opportunistic allocations to non-dollar currencies. U.S. stocks appeared expensively-valued to us relative to other regions; therefore, we focused on areas outside the U.S. such as Japan, Europe and Emerging Markets. The Account's overweight to non-dollar currencies, particularly the Euro, added value given the weakening dollar.

Our decision to underweight fixed-income was favorable, as bonds underperformed equities for the year. Within fixed-income, an overweight to high yield bonds earlier in the year added value. Our outlook for interest rate changes added to results as long bond yields declined in the third quarter.

BALANCED ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                                Since
        Date            1 Year  5 Year  10 Year Inception
        12/18/1987      10.05%  1.13%   7.25%   8.53%

                                          60% S&P 500
        Lehman Brothers                    Index/40%            Morningstar
        Aggregate Bond                   Lehman Aggregate   Moderate Allocation
            Index         S&P 500 Index    Bond Index            Category          Balanced Account
            10               10              10                    10                 10
12/95       11.847           13.758          12.966                12.575             12.458
12/96       12.277           16.917          14.907                14.347             14.094
12/97       13.462           22.561          18.427                17.123             16.621
12/98       14.632           29.008          22.293                19.382             18.601
12/99       14.512           35.112          24.964                21.411             19.047
12/00       16.2             31.913          24.754                21.779             19.072
12/01       17.567           28.122          23.823                20.736             17.745
12/02       19.369           21.904          21.453                18.36              15.406
12/03       20.163           28.188          25.415                22.043             18.305
12/04       21.038           31.252          27.53                 23.943             20.145


Note: Past performance is not predictive of future performance.

LOGO
LOGO

PORTFOLIO MANAGERS
Paul Dow and Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 10.05%, outperforming the Account's benchmark, a blend of 60% S&P 500 Index and 40% Lehman Aggregate Bond Index, which gained 8.32%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Most stock market indexes rose in 2004. The S&P 500 Index, often used as a measure of the stock market as a whole, was up 10.87%. In terms of company size or capitalization, small-cap stocks generally outperformed mid-cap stocks, which in turn outperformed large-cap stocks. In terms of style, value stocks generally outperformed growth stocks.

Also, most economic sectors performed well in 2004. The Energy sector was the top performer, due to the soaring price of crude oil. Utility companies were helped by low interest rates and investors' heightened interest in stock dividends. Some beaten-down telecommunications services companies also had good share price moves, while health care and information technology companies by far underperformed the broad market indexes.

The Federal Reserve pushed up short-term interest rates in an effort to slow the rate of economic growth and control inflation throughout 2004. Rising interest rates can cause bond price declines. However, intermediate-term and long-term rates changed relatively little, and most fixed-income markets generated positive returns for the year.

Overweighting equity securities helped the Account outperform in 2004 since stocks outperformed bonds. Within equities, the Account overweighted value-oriented stocks as value stocks tended to outperform growth-oriented stocks. Individual security selection was mixed. The fixed-income market continued to provide positive single-digit returns for the year even as short-term interest rates began to rise.

The Account's policy is to maintain a diversified portfolio of domestic equities, foreign equities and domestic fixed-income securities. The proportions of each asset class are allowed to vary within relatively narrow ranges. At the end of the year, the Account was positioned with an overweighted position in stocks versus bonds. The Account's equity portfolio construction process reflects an active, bottom-up style of management where security selection is the key driver of excess returns relative to the designated index. This process is maintained while neutralizing unintended risks.

The Account's portfolio construction process reflects an active, bottom-up style of management that emphasizes security selection and neutralizes unintended risks.

BOND ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                                 Since
        Date            1 Year  5 Year  10 Year Inception
        12/18/1987       4.98%   7.01%   7.37%   8.00%

                         GROWTH OF A $10,000 INVESTMENT

                                 Morningstar
        Lehman Brothers      Intermediate Term
      Aggregate Bond Index     Bond Category        Bond Account
            10                     10                 10
12/95       11.847                 11.735             12.217
12/96       12.277                 12.122             12.506
12/97       13.462                 13.184             13.832
12/98       14.632                 14.162             14.895
12/99       14.512                 13.989             14.509
12/00       16.2                   15.311             15.694
12/01       17.567                 16.438             16.968
12/02       19.369                 17.733             18.539
12/03       20.163                 18.605             19.39
12/04       21.038                 19.314             20.356

Note: Past performance is not predictive of future performance.

LOGO
LOGO

PORTFOLIO MANAGERS
William Armstrong, Larry Post and Timothy Warrick (Principal Management Corporation)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 4.98%, outperforming the Account's benchmark, the Lehman Aggregate Bond Index, which gained 4.34%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
After hitting lows for the year in March, the 10-year Treasury yield rose steadily to a peak in mid-June. The increase, which was driven by a sharp escalation in employment growth, did not persist in the second half of 2004 since employment growth slowed and oil prices increased sharply.

Within the broad fixed-income market, investment-grade securities were the best-performing sector for the year, followed by mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and U.S. agencies (securities issued by U.S. government agencies). U.S. Treasuries were the worst-performing sector in fixed-income during the past year.

Most of Account's outperformance came from its allocation to below-investment grade corporate bonds. This sector is not included in the Lehman Aggregate Index. The Account's overweighted position to investment grade corporate bonds and asset-backed securities also enhanced performance, as these were among the top two performing fixed-income sectors during the past 12 months. Below-investment-grade corporate bond returns exceeded comparable-duration U.S. Treasury returns by 8.00%, while investment-grade corporate bonds exceeded comparable-duration U.S. Treasuries by 1.59%. Duration is a measure of the length of a bond that reveals how sensitive the bond's price is to changes in interest rates.

The Account was also underweighted in shorter-duration U.S. Treasuries, which experienced larger price declines as interest rates rose. The Account had a shorter duration than the index for much of the past 12 months, which helped relative performance as interest rates rose during this period. Additionally, the Account's underweighted position in U.S. Treasuries and agencies enhanced returns, since those sectors were the worst performing sectors over the past 12 months.

CAPITAL VALUE ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                                 Since
        Date            1 Year  5 Year  10 Year Inception
        5/13/1970       12.36%  2.72%   10.04%  12.07%

GROWTH OF A $10,000 INVESTMENT

                         Morningstar
        Russell 1000     Large Value
        Value Index       Category        Capital Value Account
           10               10                    10
12/95      13.836           13.228                13.191
12/96      16.83            15.978                16.29
12/97      22.751           20.294                20.938
12/98      26.307           22.953                23.781
12/99      28.241           24.475                22.761
12/00      30.224           25.814                23.253
12/01      28.534           24.428                21.381
12/02      24.106           19.806                18.46
12/03      31.345           25.431                23.165
12/04      36.514           28.714                26.028


Note: Past performance is not predictive of future performance.

LOGO
LOGO

PORTFOLIO MANAGER
John Pihlblad (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 12.36%, underperforming the Account's benchmark, the Russell 1000 Value Index, which gained 16.49%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
In 2004, large-cap value stocks, in which the Account concentrates its investments, generally performed well. The Energy sector was the top performer, due to the soaring price of crude oil. Utility companies were helped by low interest rates and investors' heightened interest in stock dividends. Some beaten-down telecommunications services companies also had good share-price moves, while health care and information technology companies by far underperformed the broad market indexes.

The Account benefited from strong stock selection in the Utilities and Materials sectors. These sectors contributed 0.72% and 0.68%, respectively, to relative performance. Within Utilities, TXU Corp and Questar Corp returned 177.70% and 48.10%, respectively, and positively impacted the Account's relative return by 0.61% and 0.21%, respectively. Within Materials, Ball Corp and Monsanto Co. returned 49.10% and 96.10%, respectively, and positively impacted performance by 0.24% and 0.17%, respectively.

The Account had poor stock selection in the Information Technology and Consumer Staples sectors, which detracted from performance by -2.92% and -0.71%, respectively. Within Information Technology, overweighted positions in Veritas, Sanmina-SCI Corp., and International Rectifier Corp. detracted -0.74, -0.44%, and -0.37% from relative performance, respectively. Within Consumer Staples, an overweighted position in Rite-Aid detracted -0.37% of relative performance when the stock dropped -39.40% after cutting its sales forecast for fiscal year 2005, lagging the sector.

The Account's portfolio construction process reflects an active, bottom-up style of management that emphasizes security selection and neutralizes unintended risks.

EQUITY GROWTH ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                                 Since
        Date            1 Year  5 Year  10 Year Inception
        6/1/1994         9.33%   -5.64%  11.61%  11.21%

GROWTH OF A $10,000 INVESTMENT

                            Morningstar
        Russell 1000       Large Growth
        Growth Index      Category Average    Equity Growth Account
           10                 10                     10
12/95      13.718             13.227                 14.419
12/96      16.89              15.734                 18.464
12/97      22.04              19.668                 24.16
12/98      30.572             26.269                 28.738
12/99      40.71              36.703                 40.09
12/00      31.583             31.532                 35.395
12/01      25.134             24.081                 30.135
12/02      18.127             17.403                 21.782
12/03      23.52              22.372                 27.434
12/04      25.002             24.081                 29.994

Note: Past performance is not predictive of future performance.
LOGO


This Account was sub-advised by Morgan Stanley Asset Management from the beginning of the period through August 23, 2004. On August 24, 2004 the Account's sub-advisor was changed to T. Rowe Price Associates, and day-to-day Account management responsibility was transferred to Robert Sharps. For the entire period, the Account gained 9.33% compared to 6.30% for the Russell 1000 Growth Index, the Account's benchmark

MORGAN STANLEY ASSET MANAGEMENT

HOW DID THE ACCOUNT PERFORM?
For the year-to-date period ended August 23, 2004, the Equity Growth Account returned -5.02%, while the Russell 1000 Growth Index, the Account's benchmark, returned -3.96%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The economic picture brightened through June, then deteriorated as we entered the summer doldrums. Fears of terrorism, higher interest rates and the ongoing conflict in Iraq had an adverse effect on the market despite impressive corporate earnings and an improving labor market. Manufacturing activity expanded due to new orders. Energy prices continued to be a concern from the consumer perspective.

The Account underperformed its benchmark for the period. Stock selection and sector allocation both detracted from relative performance. Areas of weakness included Financials, Technology and Consumer Discretionary. Within the Financial sector, an underweight allocation to banks and selection of miscellaneous financial companies both had a negative impact on performance. MBNA Corporation experienced weaker than expected loan growth.

Stock selection was a positive factor in the Technology sector; however, an overweight allocation to this relatively weak-performing sector detracted from performance. Stock selection of commercial services companies and radio & television broadcasters had a negative impact on relative performance in the Consumer Discretionary sector. An overweight allocation to Consumer Discretionary was positive. IAC/InterActiveCorp lowered second-half earnings guidance in conjunction with second-quarter results. Clear Channel Communications was impacted by a weak advertising market in the radio business. An overweight allocation to multi-sector conglomerates also contributed to relative performance.

Throughout the period we consistently applied our investment process: to hold a portfolio of high-quality growth stocks that is intended to perform well regardless of the market environment, typically comprised of companies possessing some uniqueness or dynamic competitive advantage in their business model, with the potential for a high-quality stream of cash flow and earnings growth.

PORTFOLIO MANAGER
Robert Sharps (T. Rowe Price Associates, Inc.)


HOW DID THE ACCOUNT PERFORM?
Since T. Rowe Price Associates, Inc. began sub-advising on August 24, 2004, the Account returned 15.12%, outperforming its benchmark, the Russell 1000 Growth Index, which gained 10.68%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Large-cap growth companies achieved their most significant gains of the year after oil prices began to slide off their peak in late October. Other factors helping this market were strong earnings growth and strong corporate balance sheets, increased merger and acquisition activity, and improvement in both capital spending and hiring. A weakening dollar and an increase in interest rates by the Federal Reserve made news stories, but did not have a significant impact on the markets.

Our long-term focus on high-quality companies with sustainable growth prospects contributed to both good stock selection and good sector positioning during the period. In the health care field, our greatest relative success came from limiting exposure to pressured pharmaceuticals stocks. Earnings growth at pharmaceutical companies has declined because successful drugs have been losing their patent and the pipeline of promising new therapies is thin. Instead, we concentrated on health services companies, which rallied at year-end after President Bush - who supports managed care - was reelected. Services firm, UnitedHealth Group, was the top-performing holding during the period.

The portfolio also benefited strongly by focusing on asset managers and other capital markets-focused firms in the financial sector, which advanced along with the stock market. Some overseas financials holdings, such as Swiss bank UBS, prospered as the dollar fell. We also benefited by avoiding Marsh & McLennan, the nation's leading insurance brokerage firm, which was sued by the New York Attorney General's office in October for collusion and price-fixing.

An overweight position as well as good stock choices in the oil services industry contributed to results. Increasing profits generated enthusiasm for these businesses, which expected increased demand for drilling. However, some of this benefit was offset by our holdings in technology. Despite a rally at year-end, the portfolio was hurt on a relative basis by some of our positions in semiconductors and software.

EQUITY INCOME ACCOUNT (F/K/A UTILITIES ACCOUNT)

        Average Annual Total Returns
        as of December 31, 2004

        Inception                         Since
        Date            1 Year  5 Year  Inception
        5/1/1998         17.60%  0.16%   2.64%

                         GROWTH OF A $10,000 INVESTMENT

                                    Lehman Brothers                     Morningstar           Morningstar
        S&P 500     S&P Utilities   Aggregate Bond    Russell 1000   Specialty-Utilities   Moderate Allocation   Equity Income
      Stock Index    Stock Index        Index         Value Index*       Category               Category            Account
5/1/98  10             10               10              10                10                     10                  10
12/98   11.079         11.089           10.646          10.287            10.973                 10.832              11.536
12/99   13.41          10.104           10.559          11.043            12.766                 12.007              11.8
12/00   12.188         16.134           11.787          11.818            13.679                 12.245              14.063
12/01   10.74          11.224           12.782          11.157            10.753                 11.701              10.168
12/02   8.365          7.86             14.093          9.425             8.194                  10.341              8.886
12/03   10.765         9.924            14.671          12.255            10.015                 12.419              10.115
12/04   11.935         12.334           15.308          14.276            12.36                  13.49               11.895


* The Fund changed its investment strategy and reduced its investment emphasis on securities of companies in the utilities industry as of March 1, 2004. This benchmark better represents the Fund's new investment strategy.

Note: Past performance is not predictive of future performance.
LOGO


From inception through March 2004, the Account's investment strategy was to invest primarily in stocks of public utility companies. Recognizing the changing times, the strategy was then broadened to include a variety of value-oriented domestic and international equities, preferred and convertible securities, and stocks of real estate investment trusts (REITs). At the same time, the Account's name was changed to reflect the revised strategy, which is intended to increase opportunities to generate income and long-term growth of income and capital and to reduce volatility.
PORTFOLIO MANAGERS
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 17.60%, outperforming the Account's benchmark, the Russell 1000 Value Index, which gained 16.49%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Large-cap value stocks were generally strong performers in 2004. The energy sector was the top performer, due to the soaring price of crude oil. Utility companies were helped by low interest rates and investors' heightened interest in stock dividends. Some beaten-down telecommunications services companies also had good share-price moves, while health care and information technology companies by far underperformed the broad market indexes.

The Account's international stocks were major contributors to the Account's performance in 2004, with most of the year's performance coming in the fourth quarter. Emerging markets as a whole performed best. Even stock market indexes in Europe, where economic growth has been very sluggish, rose in low double-digits for the year.

The Account was especially helped in 2004 by its focus on yield through investments in real estate investment trust securities (REITs) and preferred securities, along with positive security selection from the domestic value equity exposure. The Account's REIT exposure experienced very strong returns during the year as investor expectations drove prices higher. The focus on value-oriented equity investments with high stock-dividend yields was a positive as value equities generally outperformed growth-oriented equities. Exposure to high-yielding international equity investments also helped enhance returns during the year.

The Account's portfolio construction process reflects an active, bottom-up style of management that emphasizes security selection and neutralizes unintended risks.

GOVERNMENT SECURITIES ACCOUNT


        Average Annual Total Returns
        as of December 31, 2004

        Inception                                 Since
        Date            1 Year  5 Year  10 Year Inception
        4/9/1987         3.56%   6.59%   7.27%   7.61%

                         GROWTH OF A $10,000 INVESTMENT

        Lehman Brothers          Morningstar
      Government/Mortgage  Intermediate Government     Government Securities
             Index                Category                    Account
             10                    10                          10
12/95        11.781                11.642                      11.907
12/96        12.215                11.968                      12.306
12/97        13.38                 12.979                      13.584
12/98        14.547                13.946                      14.708
12/99        14.468                13.745                      14.665
12/00        16.246                15.224                      16.337
12/01        17.499                16.265                      17.58
12/02        19.259                17.74                       19.127
12/03        19.785                18.121                      19.479
12/04        20.592                18.735                      20.172


Note: Past performance is not predictive of future performance.

LOGO
LOGO

PORTFOLIO MANAGERS
Mark Karstrom and Martin Schafer (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 3.56%, underperforming the Lehman Government Mortgage Index, which gained 4.08%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
After hitting lows for the year in March, the 10-year Treasury yield rose steadily to a peak in mid-June. The increase, which was driven by a sharp escalation in employment growth, did not persist in the second half of 2004 since employment growth slowed and oil prices increased sharply. Within the broad fixed-income market, investment-grade securities were the best performing sector for the year, followed by mortgage-backed securities (MBS), asset-backed securities, commercial mortgage-backed securities and U.S. agencies (securities issued by U.S. government agencies). U.S. Treasuries were the worst performing sector in fixed-income during the past year.

The Account's agencies and MBS, which outperformed Treasuries, helped the Account's performance. However, the Account's defensive, shorter duration-position held down returns since shorter-maturity securities underperformed longer-duration securities. (Duration is a measure of the length of a bond and also indicates how sensitive the bond's price is to changes in interest rates.)

Mortgage securities drove the performance of the Account. In 2004 mortgage securities benefited from relatively stable interest rates that gave them more predictable performance and greater demand in the marketplace.

The Account's agency securities also benefited from increased demand as greater scrutiny of Fannie Mae and Freddie Mac improved the fundamental credit outlook for the agencies. Fannie Mae and Freddie Mac are two large, publicly-held, government sponsored corporations that bundle mortgages into tradable securities.

GROWTH ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                                 Since
        Date            1 Year  5 Year  10 Year Inception
        5/2/1994        9.38%   -8.07%  5.23%   5.42%

                         GROWTH OF A $10,000 INVESTMENT

                           Morningstar
        Russell 1000      Large Growth
        Growth Index        Category       Growth Account
           10                 10               10
12/95      13.718             13.227           12.562
12/96      16.89              15.734           14.134
12/97      22.04              19.668           17.945
12/98      30.572             26.269           21.778
12/99      40.71              36.703           25.356
12/00      31.583             31.532           22.782
12/01      25.134             24.081           16.973
12/02      18.127             17.403           12.039
12/03      23.52              22.372           15.225
12/04      25.002             24.081           16.653


Note: Past performance is not predictive of future performance.
LOGO

PORTFOLIO MANAGERS
Paul Dow (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 9.38%, outperforming the Russell 1000 Growth Index, which gained 6.30%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
While large-cap growth stocks generally earned strong returns in 2004, this segment of the stock market underperformed other segments of the market.

Overall, stock selection drove the returns for the Account over the last 12 months. The Account had strong stock selection within the Health Care, Financials, and Industrial sectors. Within Health Care, managed-care providers continued to demonstrate enrollment growth while pharmaceutical stocks struggled with patent expiration and political uncertainty. Within Financials, diversified financial stocks performed better than stocks of mortgage, financial and bank companies which are more sensitive to interest rate changes. Last, within Industrials, Capital Goods stocks (i.e., machinery) performed very well while Commercial Service stocks lagged.

The Account's portfolio construction process reflects an active, bottom-up style of management that emphasizes security selection and neutralizes unintended risks.

INTERNATIONAL ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                                Since
        Date            1 Year  5 Year  10 Year Inception
        5/2/1994        21.03%  -1.38%  7.55%    6.72%

                         GROWTH OF A $10,000 INVESTMENT

        Morgan Stanley          Morningstar
    Capital International      Foreign Large
  EAFE (Europe, Australia     Blend Category
     and Far East) Index          Average        International Account
           10                      10                  10
12/95      11.121                  11.076              11.417
12/96      11.794                  12.447              14.282
12/97      12.004                  13.171              16.03
12/98      14.405                  14.942              17.63
12/99      18.289                  20.735              22.201
12/00      15.697                  17.426              20.319
12/01      12.305                  13.639              15.41
12/02      10.344                  11.341              12.934
12/03      14.336                  15.12               17.116
12/04      17.239                  17.78               20.715


Note: Past performance is not predictive of future performance.

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PORTFOLIO MANAGERS
Paul Blankenhagen and Juliet Cohn (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 21.03%, outperforming the MSCI EAFE Index (Europe, Australasia and Far East), which gained 20.25%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
International markets rallied in 2004 though it was essentially a story of two halves. Markets traded sideways - no meaningful price change - for the first half of the year, but rallied strongly to close up the year. Emerging markets produced both the best and worst performances. The Colombian market soared approximately 132%. Eastern Europe also performed well on the strength of Hungary and the Czech Republic. On the other hand, fears of a slowdown in China led it to underperform, and Russia rose just 5%. Among mature markets, Austria rose 72% and Norway rose 53%. The Japanese market lagged most other developed markets, rising only 16%.

The major foreign currencies strengthened during the fourth quarter and the British pound, the euro and the yen all rose in value relative to the U.S. dollar, further enhancing the returns of international markets for U.S. dollar-based investors.

The best performing economic sectors were Energy and Utilities. Energy benefited from higher oil prices, while Utilities benefited from higher electricity prices and attractive dividend yields. The weakest sectors were Technology and Health Care. Technology suffered from a spate of profit warnings, while Health Care suffered from a series of negative factors.

The Account outperformed its benchmark due to good stock selection, particularly in Financials, Energy and Utilities. Stock selection was the most positive in Europe and Canada. The Account also benefited from the strength in international currencies.

Performance in the Financials sector benefited from bank holdings in peripheral European countries like Spain, Greece, Norway, Sweden and Ireland. These countries recorded economic growth that was almost twice that of Europe overall. The Energy sector benefited from positions in exploration and production companies, especially in Canada. In Utilities, performance benefited from holding companies that sold electricity at higher prices than expected in Germany, Finland, Sweden, Denmark and Norway.

The Account suffered from poorer stock selection in the Information Technology and Telecommunications sectors. Companies in these sectors suffered from weaker earnings reports.

The Account's portfolio construction process reflects an active, bottom-up style of management that emphasizes security selection and neutralizes unintended risks.

INTERNATIONAL EMERGING MARKETS ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                        Since
        Date            1 Year          Inception
        10/24/2000      24.89%          12.38%

                         GROWTH OF A $10,000 INVESTMENT

        Morgan Stanley        Morningstar
    Capital International     Diversified
    EMF (Emerging Markets   Emerging Markets   International Emerging
         Free) Index           Category           Markets Account
10/24/00     10                 10                    10
12/00        8.668              9.33                  9.386
12/01        8.452              8.982                 8.988
12/02        7.945              8.452                 8.302
12/03        12.416             13.126                13.051
12/04        15.588             16.243                16.299


Note: Past performance is not predictive of future performance.

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PORTFOLIO MANAGERS
Michael Marusiak and Michael Reynal (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 24.89%, underperforming the Account's benchmark, the MSCI Emerging Markets Free Index, which gained 25.55%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
International markets rallied strongly in the second half of the year to produce exceptional returns for the full year of 2004. Emerging markets produced both the best and worst performances. The Colombian market soared approximately 132%. Eastern Europe also performed well on the strength of Hungary and the Czech Republic. On the other hand, fears of a slowdown in China led it to underperform, and Russia rose just 5%. Among mature markets, Austria rose 72% and Norway rose 53%. The Japanese market lagged most other developed markets, rising only 16%.

The major foreign currencies strengthened during the fourth quarter and the British pound, the euro and the yen all rose in value relative to the U.S. dollar, further enhancing the returns of international markets for U.S. dollar-based investors.

The best performing economic sectors were Energy and Utilities. Energy benefited from higher oil prices, while Utilities benefited from higher electricity prices and attractive dividend yields. The weakest sectors were Technology and Health Care. Technology suffered from a spate of profit warnings, while Health Care suffered from a series of negative factors.

Stock selection provided positive performance on both a sector and country basis whereas asset allocation was neutral in terms of contribution to performance. The Account outperformed in the Energy and Materials sectors. The laggard performers were Consumer Staples and Utilities. The Account benefited during the year from good stock selection, especially in Brazil and South Africa. The worst performing countries were India and Turkey.

The Account's portfolio construction process reflects an active, bottom-up style of management that emphasizes security selection and neutralizes unintended risks.

INTERNATIONAL SMALLCAP ACCOUNT
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        Average Annual Total Returns
        as of December 31, 2004

        Inception                        Since
        Date            1 Year  5 Year  Inception
        5/1/1998        30.20%  3.07%   11.13%

                         GROWTH OF A $10,000 INVESTMENT

        Citigroup
     Extended Market    Morningstar Foreign
     Index (EMI) ex      Small/Mid Growth       International
        US Market            Category         SmallCap Account
5/1/98    10                  10                   10
12/98     9.496               9.542                8.963
12/99     11.729              17.6                 17.371
12/00     10.517              14.884               15.373
12/01     8.867               11.226               12.014
12/02     8.221               9.452                10.068
12/03     12.638              14.563               15.52
12/04     16.273              18.054               20.207

Note: Past performance is not predictive of future performance.
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PORTFOLIO MANAGER
Brian Pattinson (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 30.20%, outperforming the Account's benchmark, the Citigroup Extended Market Index (EMI) World ex US Index, which gained 28.76%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Small companies outperformed large companies once again this year. The Citigroup EMI Index outperformed the MSCI Europe, Australasia, Far East (EAFE) Index by 8.51%.

The major foreign currencies strengthened during the fourth quarter and the British pound, the euro and the yen all rose in value relative to the U.S. dollar, further enhancing the returns of international markets for U.S. dollar-based investors.

The Account's outperformance was almost entirely due to stock selection. Ipsco, a Canadian steel company, was the highest contributor to performance in 2004, as it benefited from strong steel demand in North America. Freenet.de, a German Internet provider, was the biggest detractor from performance for the year. An increasingly competitive DSL market in Germany has hurt the company's profit expectations.

The Financials, Industrials, Consumer Discretionary and Materials sectors were the biggest contributors to performance over the last year. The Consumer Staples, Utilities, Information Technology and Telecommunication Services sectors all detracted from performance for the year. The Account experienced positive stock selection in nearly every region for the year. Europe was the biggest contributor to performance, while Japan was the only detractor from performance.

The Account's portfolio construction process reflects an active, bottom-up style of management that emphasizes security selection and neutralizes unintended risks.

LARGECAP BLEND ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                         Since
        Date            1 Year          Inception
        5/1/2002        10.36%          5.53%

                         GROWTH OF A $10,000 INVESTMENT

        S&P 500    Morningstar Large
         Index      Blend Category        LargeCap Blend Account
5/1/02   10            10                         10
         9.423         9.405                      9.484
         8.846         8.81                       8.969
12/02    8.269         8.215                      8.453
         8.862         8.764                      8.955
         9.455         9.313                      9.457
         10.048        9.861                      9.959
12/03    10.641        10.41                      10.461
         10.93         10.669                     10.732
         11.22         10.929                     11.003
         11.509        11.188                     11.274
12/04    11.798        11.447                     11.545

Note: Past performance is not predictive of future performance.
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This Account was sub-advised by Federated Equity Management Company of Pennsylvania from the beginning of the period through March 8, 2004. On March 9, 2004 the Account's sub-advisor was changed to T. Rowe Price Associates, and day-to-day Account management responsibility was transferred to William Stromberg, Richard Whitney and M. Christine Wojciechowski. For the entire period, the Account gained 10.36% compared to 10.87% for the S&P 500 Index, the Accounts benchmark

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

HOW DID THE ACCOUNT PERFORM?
This report covers the period from January 1, 2004, through March 8, 2004. During this period, the Account produced a total return of 2.66%.

The Account underperformed its benchmark, the Standard & Poor's 500 Index, which returned 2.90% during the same period.


WHY DID THE ACCOUNT PERFORM THIS WAY?
U.S. equity markets added to their gains during the reporting period, continuing the trend begun in the first quarter of 2003. During the period, small and mid cap investment strategies outperformed large cap strategies and, as a result, negatively influenced the Account's relative performance, as it had a larger
market cap bias as compared to the index.   Conversely, value-based strategies
generally outperformed growth-based strategies. This positively influenced the Account's performance as it had a slight value tilt during the reporting period.

The Account's return was negatively impacted by its cash position in a rising market. Excluding our cash position, stock selection was a positive contributor to performance while sector allocation was essentially neutral to performance. From a sector positioning standpoint, the Account's returns were aided by being overweight Energy and Telecommunication Services and underweight Information Technology. The Account's return was negatively impacted by being underweight Financials and Utilities and overweight Industrials. On a stock selection basis, the Account's return was hindered by stock performance within Utilities, Information Technology, and Telecommunication Services. The Account benefited from positive performance within Energy, Industrials and Consumer Discretionary.

Top contributors during the period were: Wal-Mart, Biogen Idec, American International Group, Transocean and Walt Disney. Bottom contributors during the period were: Intel Corp., Tenet Healthcare, Microsoft, Viacom, and Cisco Systems.

PORTFOLIO MANAGERS
William Stromberg, Richard Whitney and M. Christine Wojciechowski (T. Rowe Price Associates, Inc.)


HOW DID THE ACCOUNT PERFORM?
From March 9, 2004, the date T. Rowe Price assumed responsibility for the Account, through the end of 2004, the Account returned 7.50%, outperforming its benchmark, the S&P 500 Index, which gained 7.13% during the same period.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The market moved sideways for most of the year before rallying in the fourth quarter as oil prices came off their peaks, corporate earnings showed improvement, and the presidential election had a conclusive outcome. Although economic indicators and earnings news were generally positive, the market remained focused on the better-quality companies in the index. For this reason, good stock selection was important to success during the period.

Several of our favored holdings enjoyed strong runs. US Bancorp, computer maker Dell, and conglomerate GE were the largest overweight positions at the end of the year, and all three were strong, positive net contributors to performance. Not all of our stock decisions were favorable; a limited holding in surging Internet retailer eBay had a dampening effect on results. However, several positions in stocks that are not in the S&P 500, such as internet firm Google, performed very well and added much to our relative results.

From a sector perspective, the Account fared very well from its positions in Utilities and Materials. Rising commodities prices and elevated global demand were catalysts for the Materials sector, and our stakes in stocks such as steel firm Nucor and fertilizer producer Potash aided results. Fundamentals in the Utilities sector also continued to improve despite rising interest rates; better free cash flow, reduced debt, higher dividends, and more share repurchases for companies in this sector contributed to solid gains, and our positions in electric utilities, in particular, benefited.

Among the Account's misses was its position in Health Care, and especially generic pharmaceuticals. The major pharmaceutical companies have faced declining earnings growth, and emerging-drug safety concerns during the period only increased pressure on this sector. While we feel our generic-drug manufacturers were better positioned than the major drug firms, they did not perform well during this period.

LARGECAP GROWTH EQUITY ACCOUNT


        Average Annual Total Returns
        as of December 31, 2004

        Inception                         Since
        Date            1 Year          Inception
        10/24/2000      3.16%           -16.88%

GROWTH OF A $10,000 INVESTMENT

                         Morningstar
        Russell 1000     Large Growth    LargeCap Growth
        Growth Index      Category       Equity Account
10/24/00   10              10               10
12/00      8.275           8.789            7.78
12/01      6.585           6.712            5.44
12/02      4.749           4.851            3.63
12/03      6.162           6.236            4.47
12/04      6.55            6.712            4.611

Note: Past performance is not predictive of future performance.
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This Account was sub-advised by Putnam Investment Management, LLC from the beginning of the period through March 30, 2004. On March 31, 2004 the Account's sub-advisor was changed to Grantham, Mayo, Van Otterloo & Co., Inc. ("GMO"), and day-to-day Account management responsibility was transferred to Chuck Joyce, Donna Murphy and Robert Soucy. For the entire period, the Account gained 3.16% compared to 6.30% for the Russell 1000 Growth Index, the Account's benchmark PUTNAM INVESTMENT MANAGEMENT, LLC

HOW DID THE ACCOUNT PERFORM?
During the period from January 1, 2004 through March 30, 2004, the Account gained 0.89%, slightly outperforming the Account's benchmark, the Russell 1000 Growth Index, which returned 0.79%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The U.S. equity market steadily advanced early in the first quarter of 2004 and rallied during the final week of the period, offsetting a sell-off in the wake of a devastating terrorist attack in Spain on March 11.

Overall, stock selection was largely responsible for the Account's positive performance relative to the index. Sector allocation exerted a negative impact.

Within the Consumer Staples sector, overweighting schools/education stocks, such as Career Education and Apollo Group, proved positive, as did stock selection in the beverage industry, particularly positions in PepsiCo and bottler Coca-Cola Enterprises, which advanced on better-than-anticipated market-share trends.

The Financial sector contributed due to robust performance by Account holdings in U.S. credit-card issuers Capital One Financial and MBNA. Earnings for both companies grew faster than the overall market as seasonal increases in loan demand and higher consumer spending overcame pressure from intense price competition during the quarter. The Consumer Cyclicals sector made a modest contribution due to adept stock selection in lodging/tourism-particularly holding Royal Caribbean, which benefited from strong booking trends-and avoidance of the feeble broadcasting area.

Overweighting the sluggish Technology sector was the greatest detractor; our large position in electronics company Intel notably hurt results as investors took profits in some of last year's big gainers. Lam Research, in semiconductors, also detracted, while communications equipment and computer stocks proved beneficial. Unfavorable stock selection in Communications Services, particularly holding laggard CenturyTel and not holding AT&T Wireless and Sprint PCS in telecommunications, modestly detracted. Underweighting the leading Energy sector was another slight negative.

PORTFOLIO MANAGERS
Chuck Joyce, Donna Murphy and Robert Soucy (GMO)


HOW DID THE ACCOUNT PERFORM?
Since GMO began sub-advising on March 31, 2004, the Account returned 2.25%, underperforming its benchmark, the Russell 1000 Growth Index, which gained 5.65% during the same period.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Within U.S. equity markets, drugs were the dominant theme, with pharmaceutical companies such as Merck and Pfizer lagging the index by 27% and 22%, respectively. Oil & Gas, strengthened by soaring prices from supply shortages, posted the strongest returns, even after falling back in the fourth quarter. Financial stocks finished slightly behind the index, hindered by rising interest rates and investigations into price-fixing by some insurance companies.

For the second consecutive year, small-cap stocks beat their large-cap counterparts by a relatively wide spread, with value trouncing growth in both the large-cap and small-cap sectors. More problematic, however, was the wide gap between high-quality and low-quality stocks, with low-quality stocks leading high-quality by a 10% margin as the market continued to reward risk rather than penalize it.

The Account underperformed the Russell 1000 Growth Index primarily because of its stock selections in Healthcare, Financial, Oil & Gas, and Machinery issues. More specifically, stock names that detracted from Account performance include Merck, Cardinal Health, American International Group, and Exxon Mobil Corp. In contrast, the Account's choice of stocks within Consumer Goods and Services contributed to relative performance.

The Account benefited from an overweight position in the Oil & Gas sector, and an underweight position in Food & Beverage.

The Account uses fundamental investment principles and quantitative applications to provide broad exposure to the large-cap growth sector of the U.S. equity market. The Account seeks to outperform the Russell 1000 Growth Index by 2% per year over a complete market cycle with low risk relative to the benchmark. The Account's investment process begins with a universe represented by the largest one-thousand capitalized stocks in the U.S. market. Stocks are compared and evaluated on a monthly basis using three stock selection disciplines. They are:
(1) price to intrinsic valuation; (2) price momentum; and (3) momentum in revisions of earnings estimates.

LARGECAP STOCK INDEX ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                         Since
        Date            1 Year  5 Year  Inception
        5/3/1999        10.39%  -2.69%  -0.90%

GROWTH OF A $10,000 INVESTMENT

                        Morningstar Large    LargeCap Stock
        S&P 500 Index    Blend Category      Index Account
5/3/99      10               10                 10
12/99       10.94            11.153             10.893
12/00       9.943            10.376             9.84
12/01       8.762            8.957              8.649
12/02       6.825            6.985              6.708
12/03       8.783            8.851              8.608
12/04       9.738            9.733              9.502

Note: Past performance is not predictive of future performance.

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PORTFOLIO MANAGERS
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 10.39%, underperforming the Account's benchmark, the S&P 500 Index, which gained 10.87%. The goal of the Account is to earn about the same as the Index, less the Account's expenses. The Index, which is a hypothetical measure of stock market performance, has no expenses.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The S&P 500 Index, often used as a measure of the stock market as a whole, was up 10.87%.

Most economic sectors performed well in 2004. The Energy sector was the top performer, due to the soaring price of crude oil. Utility companies were helped by low interest rates and investors' heightened interest in stock dividends. Some beaten-down telecommunications services companies also had good share-price moves, while health care and information technology companies by far underperformed the broad market indexes.

The Account is continuously monitored to ensure that at any time the Account holds essentially the same stocks and in the same proportions as the S&P 500 Index. In 2004, the Account slightly underperformed the Index, as is usually the case with index funds, because the Account's cash flows (deposits and withdrawals) do not allow the Account to be quite fully-invested in stocks and because the Account has real-world trading costs and fees that the hypothetical index does not have.

The Account's portfolio construction process reflects an active, bottom-up style of management that emphasizes security selection and neutralizes unintended risks.

LARGECAP VALUE ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                         Since
        Date            1 Year          Inception
        5/1/2002        13.09%          8.46%

GROWTH OF A $10,000 INVESTMENT

        Russell 1000    Morningstar Large    LargeCap Value
        Value Index      Value Category         Account
5/1/02     10                10                  10
12/02      8.404             8.222               8.576
12/03      10.928            10.557              10.982
12/04      12.73             11.92               12.42

Note: Past performance is not predictive of future performance.

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PORTFOLIO MANAGERS
Marilyn Fedak and John Phillips (AllianceBernstein Investment Research and Management, a wholly-owned subsidiary of Alliance Capital Management, L.P.)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 13.09%, underperforming the Account's benchmark, the Russell 1000 Value Index, which gained 16.49%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
For much of 2004 investors were concerned about potential obstacles to continued economic expansion, including a record spike in oil prices and the weak U.S. dollar. But, in the end, economic and corporate earnings growth proved remarkably resilient, and oil prices retreated from record highs. Much of the market's strength is attributable to relief over a decisive outcome to November's U.S. presidential election and easing oil prices.

Stock selection in the Technology sector accounted for much of the Account's underperformance; several of our holdings lagged because their earnings are more closely tied to corporate capital spending. For example, electronics manufacturing services companies, which we emphasized in the Account, such as Solectron, Flextronics and Sanmina, were dragged down due to cautious earnings guidance from management, less-than-expected demand, and a December report of weaker-than-expected first-quarter sales from Solectron.

Our overweight position in Consumer Cyclicals also hurt our relative returns, particularly General Motors and several auto-parts companies. These stocks fell due to concerns over high input prices and concerns over the impact of a weak U.S. dollar.

Industrial Resource positions, in particular Nucor and U.S. Steel, were the most positive contributors to performance. Demand for cyclical resource industries strengthened in a strong global economy. Similarly, positions in Capital Equipment, such as Eaton, Parker-Hannifin and Textron were strong performers.

Throughout the year our investment process consistently emphasized risk control and use of fundamental research to identify stock-specific investment opportunities.

LIMITED TERM BOND ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                         Since
        Date            1 Year          Inception
        5/1/2003         1.30%           1.25%

                         GROWTH OF A $10,000 INVESTMENT

        Lehman Brothers       Morningstar
        Mutual Fund 1-5     Short-Term Bond
       Gov't/Credit Index   Category Average    Limited Term Bond Account
5/1/03       10                 10                      10
12/03        10.201             10.112                  10.078
12/04        10.39              10.274                  10.209

Note: Past performance is not predictive of future performance.
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PORTFOLIO MANAGER
Martin Schafer (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 1.30%, underperforming its benchmark, the Lehman Mutual Fund 1-5 Government Credit Index, which gained 1.85%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Federal Reserve raised the fed funds rate five times between June and December. The fed funds rate is a short-term borrowing rate. Interest rates for investments with longer maturities also rose but considerably less.

Bond prices lose value when interest rates rise. How much they lose depends on the duration of the bond and how much rates rise. Ordinarily longer bonds lose more than shorter bonds, but in 2004 interest rates for 2-year and shorter bonds rose substantially more than for 3-year to 5-year bonds and produced a bigger loss for the shorter bonds. Fortunately, enough interest was earned that the price decline was more than offset, resulting in a positive return for the Account. The Account's performance was enhanced by minimum exposure to Treasuries and overweighted exposure to MBS, ABS, CMBS and corporate bonds. The Account underperformed the index mainly because its duration was shorter.

MIDCAP ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                                Since
        Date            1 Year  5 Year  10 Year Inception
        12/18/1987      17.76%  9.51%   13.47%  14.40%

                         GROWTH OF A $10,000 INVESTMENT

                             Morningstar
        Russell Midcap      Mid-Cap Blend
            Index          Category Average      MidCap Account
            10                 10                     10
12/95       13.445             12.871                 12.901
12/96       16                 15.502                 15.624
12/97       20.642             19.602                 19.178
12/98       22.725             20.929                 19.885
12/99       26.868             24.843                 22.478
12/00       29.085             25.68                  25.758
12/01       27.448             24.406                 24.802
12/02       23.004             20.237                 22.632
12/03       32.224             27.607                 30.058
12/04       38.743             32.024                 35.396

Note: Past performance is not predictive of future performance.

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PORTFOLIO MANAGER
K. William Nolin (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 17.76%, underperforming the Account's benchmark, the Russell MidCap Index, which gained 20.23%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
In 2004, most U.S. stock market indexes rose, with mid-cap stocks generally rising less than small-cap stocks but more than large-cap stocks. The Account's performance was hindered by the Technology Software sector. Peoplesoft agreed to be acquired by Oracle. This set off takeover speculation in the software sector, with many companies up 30% to 50%. This worked against the Account, which was underweighted in this sector and whose practice is not to invest on takeover speculation. Underperformance in the Health Care Services sector also detracted from performance.

The Energy sector was one of the strongest performers in 2004, with average gains of 40%, due to the soaring price of crude oil. The Account's holdings kept pace.

The Account focuses on high-quality companies. These companies generally sold for substantially lower, more attractive valuations than lower-quality companies.

The Account's portfolio construction process reflects an active, bottom-up style of management that emphasizes security selection and neutralizes unintended risks.

MIDCAP GROWTH ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                         Since
        Date            1 Year  5 Year  Inception
        5/1/1998        11.82%  0.81%   1.62%

                         GROWTH OF A $10,000 INVESTMENT

        Russell Midcap   Morningstar MidCap
         Growth Index     Growth Category      MidCap Growth Account
5/1/98      10               10                        10
12/98       10.328           10.258                    9.66
12/99       15.625           16.813                    10.691
12/00       13.791           15.653                    11.557
12/01       11.011           12.322                    9.602
12/02       7.994            8.93                      7.08
12/03       11.409           12.153                    9.953
12/04       13.175           13.724                    11.129

Note: Past performance is not predictive of future performance.

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PORTFOLIO MANAGERS
William Jurik and John O'Toole (Mellon Equity Associates)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 11.82%, underperforming its benchmark, the Russell MidCap Growth Index, which gained 15.48%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The midcap sector of the U.S. equity market provided positive total returns in 2004, based upon a number of macro-economic factors such as low interest rates and low inflation. These economic factors provided the foundation for the market to move upward. Within this positive market environment, the Account underperformed the Russell MidCap Growth Index due to disappointing stock selection within the Healthcare and Business Services sectors. Our stock selections within the Energy sector had a more positive impact upon performance.

Within the Healthcare sector, our stock selections within the biotechnology and pharmaceutical companies provided disappointing results. Among biotechnology stocks, we did not own benchmark issues such a Biogen Idec and Sepracor, both of which moved up sharply in price but did not seem attractive within our valuation process, while we did own generic drug manufacturers such as Watson Pharmaceuticals and Par Pharmaceutical Companies. Both of these firms provided less-than-expected results based upon an increasingly competitive landscape within the generic industry. Among our Business Services holdings, Cox Radio's results did not meet our expectations based upon a weak advertising market. The Account was also negatively impacted by our less-than-benchmark weight to hotel and lodging issues, which rebounded in 2004 more than our expectations.

On a more positive note, our stock selection within the Energy sector had a positive contribution to the Account's performance. Holdings such as Valero Energy and Sunoco benefited from rising energy prices, and oil-services holding Cal Dive International also had a positive impact upon performance. The Account also benefited from good stock selection among Computer Software companies, where Account holdings such as Digital River and Adobe Systems contributed positively to the Account's relative performance.

The process we employed consistently during the year was to search for midcap growth stocks that offered both good growth prospects and a reasonable sense of fundamental value, while maintaining a portfolio broadly diversified by economic sector.

MIDCAP VALUE ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                         Since
        Date            1 Year  5 Year  Inception
        5/3/1999        22.67%  13.99%  14.20%

                         GROWTH OF A $10,000 INVESTMENT

        Russell Midcap   Morningstar MidCap
         Value Index      Value Category       MidCap Value Account
5/3/99      10                10                      10
12/99       9.232             10.023                  11.024
12/00       11.003            11.709                  14.445
12/01       11.26             12.458                  14.072
12/02       10.173            10.85                   12.67
12/03       14.045            14.58                   17.293
12/04       17.374            17.19                   21.213

Note: Past performance is not predictive of future performance.

LOGO
LOGO

PORTFOLIO MANAGER
Andrew Wellington (Neuberger Berman Management, Inc.)


HOW DID THE ACCOUNT PERFORM?
For the one-year period ending December 31, 2004, the MidCap Value Account had a total return of 22.67%. The Russell Midcap Value Index (RMCV) rose 23.70% over the same time period.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Russell MidCap Value Index was the top-performing major U.S. equity market index in 2004. The Account's solid one-year return was driven by the performance of portfolio holdings within Consumer Discretionary and Financials. Our holdings in the Health Care and Energy sectors also made substantial contributions to total return. No sectors detracted from total return. We had no exposure to the Materials or Telecommunication Services sectors during the year.

Relative to the RMCV, Energy and Health Care performed the best. Our overweight allocation to Energy benefited relative return, as this was the highest returning sector in both the Fund and index. In addition, our selection of Energy stocks outperformed their index counterparts.

During the year, we reduced our overweight energy exposure to be roughly in-line with the sector weighting of the RMCV. Over this period, both our overweight allocation as well as our security selection benefited relative return versus the benchmark.

Health Care within the RMCV was the lowest-returning sector for the year; our selection of stocks, however, performed quite well and produced the portfolio's second-highest sector return.

Strong performance did cause the valuations of some of our companies to become less attractive, and we sold some positions as they reached our price targets.

Our selection of stocks in Industrials and Financials underperformed their index sector counterparts. This was the main reason our portfolio's one-year return fell shy of the RMCV's.

We have continued our disciplined portfolio management style in managing a portfolio that has traded at a discount to our benchmark, with superior trailing and forward growth rates as well as a higher return on equity.

MONEY MARKET ACCOUNT
PORTFOLIO MANAGERS
Michael Johnson, Tracey Reeg and Alice Robertson (Principal Management Corporation)

The Money Market Account returned 0.92% in 2004.

After hitting lows for the year in March, the 10-year Treasury yield rose steadily to a peak in mid-June. The increase, which was driven by a sharp escalation in employment growth, did not persist in the second half of 2004 since employment growth slowed and oil prices increased sharply. This drove down growth expectations. The decline in 10-year Treasury rates occurred even though the Federal Reserve (Fed) made five tightening moves of 0.25% between June and December. The fed funds target rate, the overnight lending rate between banks, moved from 1.00% to 2.25% at year-end.

The average maturity for the money fund industry over the course of 2004 was in the 40-56 day range. The industry average continually declined in order to be better positioned for the widely anticipated Fed rate increases. The Account strives to stay in line with the money fund industry in both yield and maturity. The Account's investments are chosen from a list of high-quality investments that is actively monitored. The Account invests mainly commercial paper, diversified by sector and issuer. Commercial paper showed a slight increase in outstandings during 2004, the first increase since the steady decline that began in early 2001.

Investment in the Account is neither insured nor guaranteed by the U.S. Government. While the Account strives to maintain a $1.00 per share net asset value, it is possible to lose money by investing in the Account.

REAL ESTATE SECURITIES ACCOUNT


        Average Annual Total Returns
        as of December 31, 2004

        Inception                         Since
        Date            1 Year  5 Year  Inception
        5/1/1998        34.53%  23.45%  15.13%

                         GROWTH OF A $10,000 INVESTMENT

                            Morningstar
        Morgan Stanley    Specialty-Real        Real Estate
         REIT Index       Estate Category   Securities Account
5/1/98     10                10                   10
12/98      8.577             8.592                9.344
12/99      8.187             8.304                8.925
12/00      10.382            10.449               11.689
12/01      11.714            11.382               12.712
12/02      12.14             11.849               13.693
12/03      16.6              16.22                19.021
12/04      21.827            21.391               25.589

Note: Past performance is not predictive of future performance.

LOGO
LOGO

PORTFOLIO MANAGER
Kelly Rush (Principal Management Corporation)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 34.53%, outperforming the Account's benchmark, the Morgan Stanley REIT Index, which gained 31.49%. (REIT stands for Real Estate Investment Trust, a type of company that owns real estate properties.)


WHY DID THE ACCOUNT PERFORM THIS WAY?
Most U.S. stock market indexes rose in 2004. The S&P 500 Index, often used as a measure of the stock market as a whole, was up 10.87%. In terms of company size or capitalization, small-cap stocks generally outperformed mid-cap stocks, which in turn outperformed large-cap stocks. In terms of style, value stocks generally outperformed growth stocks.

The Morgan Stanley REIT Index outperformed most other market indices in 2004 and marked a record fifth consecutive year of outperformance relative to the broad-based S&P 500 Index. A continued appetite for yield-oriented investments primarily drove REIT share price increases. Owners of retail properties, apartments and hotels delivered the strongest returns. Owners of office, health care and net lease properties lagged.

Security selection drove the Account's outperformance. Selection was favorable across most property sectors, but was most pronounced among the office and hotel owners.

Good selection among office owners was evident in the overweighted positions in S.L. Green, Corporate Office Properties and BioMed Realty Trust. These three companies returned 53.52%, 45.16% and 41.23%, respectively. The Account was underweighted in large office owner Equity Office Properties, which proved a good call given the stock's below-average return of 9.06%.

Superior selection among hotel owners was the result of overweighted positions in two companies, Starwood Hotels and LaSalle Hotel Properties. These companies were among the highest-returning real estate stocks with returns of 64.7% and 77.8%, respectively. They were responsible for nearly one-quarter of the Account's outperformance.

An overweighted position in Chelsea Property Group, an owner of high quality retail outlet centers, was a significant contributor to outperformance. Simon Property Group acquired the company mid-year.

The Account's portfolio construction process reflects an active, bottom-up style of management that emphasizes security selection and neutralizes unintended risks.

SMALLCAP ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                        Since
        Date            1 Year  5 Year  Inception
        5/1/1998        19.82%  1.52%   3.16%

                         GROWTH OF A $10,000 INVESTMENT

        Russell 2000   Morningstar Small
           Index         Blend Category     SmallCap Account
5/1/98     10               10                  10
12/98      8.768            8.609               7.949
12/99      10.632           10.174              11.413
12/00      10.311           11.48               10.074
12/01      10.568           12.445              10.331
12/02      8.404            10.433              7.508
12/03      12.375           14.895              10.272
12/04      14.642           17.704              12.308

Note: Past performance is not predictive of future performance.


LOGO
LOGO

PORTFOLIO MANAGER
Todd Sanders (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2004 the Account returned 19.82%, outperforming the Account's benchmark, the Russell 2000 Index, which gained 18.32%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Most U.S. stock market indexes rose in 2004, with small-cap stocks generally out-performing both large-cap stocks and mid-cap stocks.

Also, most economic sectors performed well in 2004. The energy sector was the top performer, due to the soaring price of crude oil. Utility companies were helped by low interest rates and investors' heightened interest in stock dividends. Some beaten-down telecommunications services companies also had good share-price moves, while health care and information technology companies by far underperformed the broad market indexes.

The Account outperformed the Russell 2000 Index primarily because of our stock selection decisions in the Consumer Discretionary, Consumer Staples, and Information Technology sectors. In addition, our stock selection added value in eight of the ten economic sectors.

A few examples of the Account's best performers for the year include Aeropostale, Sierra Health Services, and Penn National Gaming. In each of these cases a reasonable valuation, combined with improving business fundamentals and rising investor expectations, led to a rising stock price as these characteristics began to be recognized by the market.

The Account's portfolio construction process reflects an active, bottom-up style of management that emphasizes security selection and neutralizes unintended risks.

SMALLCAP GROWTH ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                        Since
        Date            1 Year  5 Year  Inception
        5/1/1998        11.24%  -12.48% 0.51%

GROWTH OF A $10,000 INVESTMENT

        Russell 2000    Morningstar Small
        Growth Index     Growth Category     SmallCap Growth Account
5/1/98     10               10                        10
12/98      8.965            9.341                     10.296
12/99      12.828           15.081                    20.148
12/00      9.951            14.22                     17.345
12/01      9.033            12.937                    11.793
12/02      6.301            9.26                      6.386
12/03      9.36             13.427                    9.301
12/04      10.699           15.05                     10.346

Note: Past performance is not predictive of future performance.

LOGO
LOGO


Previously, the Account's portfolio was invested by one sub-advisor. On September 1, 2004, the Account engaged two sub-advisors, each to invest a portion of the Account's portfolio independently of the other. The two sub-advisors report below on their process and strategies since they began managing the portfolio assets. The Account's investment performance is the combined investment performance of the two sub-advisors. For the entire 12-month period ending December 31, 2004, the Account earned 11.24% compared to 14.31% for its benchmark, the Russell 2000 Growth Index.
PORTFOLIO MANAGERS
Paul Graham, Jr. and David Wabnik (UBS Global Asset Management (Americas, Inc.)


HOW DID THE ACCOUNT PERFORM?
For 2004, the portion of the SmallCap Growth Account managed by UBS posted a strong gain of 11.39% but underperformed the Account's benchmark, the Russell 2000 Growth Index, which gained 14.31%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Underperformance for the year was largely concentrated in the first quarter, a period in which we underperformed by close to six percentage points. This underperformance came as a result of a change in the markets that occurred as investors shunned the low-quality companies favored during 2003 in favor of high-quality companies. The reversal was protracted and dramatic and for a short period we were on the wrong side of the market. For the rest of the year, we tried to catch up, but did not succeed entirely.

While for the year stock selection was a drag on performance, we did have our share of both successes and disappointments. While much of the stock-specific disappointment was concentrated in the first quarter, our successes were distributed throughout the year as we continued to practice our approach of advanced quantitative screening followed by rigorous fundamental research in an attempt to identify what we believed to be high-quality growth companies.

During the year we performed particularly well in Information Technology, as well as Energy and Financials. Specifically, we overweighted Energy and underweighted Technology relative to the Russell Index. Industrials and Materials were the two areas that most hurt us from a sector selection perspective as we were underweight both while they outperformed the broader market. From a stock selection standpoint, substantial positive contribution from Information Technology, Materials and Telecommunications Services were more than offset by negative contributions in Healthcare and Industrials.

PORTFOLIO MANAGERS
Kenneth Mertz II and Stacey Sears (Emerald Advisers, Inc.)


HOW DID THE ACCOUNT PERFORM?
From September 1, 2004, the date Emerald became responsible for a portion of the Account's portfolio, through the end of 2004, the portion of the Account managed by Emerald returned 15.89% compared to the 21.27% gain of the Russell 2000 Growth Index, the Account's benchmark.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The fourth quarter brought with it a sorely needed rally, salvaging the full year and sending growth returns into the black. Post- election, the Russell 2000 Index of smallcap stocks gained over 14%, with double-digit returns posted across the majority of the Russell 2000 Growth Sectors.

In November and December the tide turned in favor of Technology, Producer Durable and Consumer Discretionary stocks. While overall performance lagged in September and October, relative and absolute performance improved the last two months of the year, culminating with substantial outperformance in December. Strength in Technology holdings was the greatest source of return, with Consumer Discretionary holdings coming in a close second.

Within Technology, the greatest contributions came from Micros Systems, a dominant provider of point of sale technology and Ixia, a leading supplier of networking test systems used in development and production.

In the Consumer Discretionary area, major contributors were Tempur-Pedic International, a manufacturer, marketer and distributor of visco-elastic foam mattresses and pillows and American Eagle Outfitters, a specialty retailer of apparel targeting teenagers.

Outside of these sectors, Emerald experienced significant performance from Psychiatric Solutions, a provider of in-patient behavioral healthcare services and Visx, a leading laser-vision correction company which was acquired by Advanced Medical Optics during the fourth Quarter.

Sources of weakness stemmed from a relative underweight position in the Materials & Services sector and from exposure to biotechnology, drug and pharmaceutical companies in the healthcare sector. Due to concerns over Vioxx and the FDA's drug approval process, we aggressively reallocated dollars away from these areas and into other sectors, where we believed the risk/ reward was more favorable. These moves resulted in improved relative performance by year end.

SMALLCAP VALUE ACCOUNT

        Average Annual Total Returns
        as of December 31, 2004

        Inception                         Since
        Date            1 Year  5 Year  Inception
        5/1/1998        23.08%  17.33%  13.26%

GROWTH OF A $10,000 INVESTMENT

        Russell 2000    Morningstar Small
        Value Index      Value Category        SmallCap Value Account
5/1/98     10                10                         10
12/98      8.54              8.441                      8.494
12/99      8.413             8.82                       10.316
12/00      10.334            10.318                     12.778
12/01      11.783            12.104                     13.577
12/02      10.437            10.863                     12.674
12/03      15.241            15.503                     18.636
12/04      18.632            18.694                     22.937

Note: Past performance is not predictive of future performance.
LOGO

PORTFOLIO MANAGER
Christopher T. Blum (J.P. Morgan Investment Management, Inc.)


HOW DID THE ACCOUNT PERFORM?
SmallCap Value Account gained 23.08%, for the twelve months ending December 31, 2004. The Account outperformed the Russell 2000 Value Index's return of 22.25%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Investors grappled with uncertainty for most of the year, but the U.S. stock market closed out 2004 with a strong rally to generate a second year of gains. For the year, the Russell 2000 Index gained 18.32% compared to the S&P 500 Index return of 10.87%, fueled by a strong fourth quarter. The small-cap index has now outperformed its large-cap counterpart, the S&P 500 Index, for six consecutive years.

For the first three quarters of the year, a litany of doubts kept returns in a holding pattern: the threat of higher inflation driven by surging oil and natural-gas prices, steadily rising interest rates, questions about the outcome of the presidential election, a slumping U.S. dollar, and mixed news about the strength of the economic recovery.

But optimism ultimately triumphed, following the November election. Investors not only took comfort in the firmer political landscape, but also seemed reassured by the Federal Reserve's slow-and-steady policy of gradual interest-rate hikes, which have so far kept inflation in check without shocking borrowers accustomed to low interest rates.

Positive stock selection within the Finance and Industrial Cyclical sectors contributed to relative performance. The portfolio's top contributors include Avanir Pharmaceuticals and Southwestern Energy. Avanir Pharmaceuticals advanced after it announced positive results in a pivotal Phase III clinical trial. 2004 has been a year of transformation for Southwestern Energy with continued development opportunities combined with exploration success. The company had accumulated a well balanced drilling inventory with significant upside, potentially through the end of the decade

Despite the portfolio's positive performance, a few sectors, such as Consumer Cyclical and Insurance sectors detracted from results. The Account's largest detractors, relative to the benchmark, were biopharmaceutical companies Adolor Corp. and Genelabs Technologies. Adolor's main product, Entereg, failed to meet expectations and experienced mixed results across three separate studies in the U.S. Genelabs Technologies' share price was negatively impacted after a Phase III clinical trial of its lupus drug failed to meet expectations. The company plans to continue its analysis of the data from the follow-up study and meet with the FDA to determine its next steps.

IMPORTANT NOTES


CITI GROUP EXTENDED MARKET INDEX (EMI) WORLD EX-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA and the FHLMC.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY REIT INDEX is an unmanaged index comprised of the most actively-traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN SMALL/MID GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt and which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These mutual funds tend to provide relatively little capital appreciation, and more in the way of yield. These mutual funds are also sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility and transportation companies.


S&P UTILITIES INDEX is comprised of the utility stocks within the S&P 500 Index.



                          SHAREHOLDER EXPENSE EXAMPLE
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
As a shareholder of the Principal Variable Contracts Fund, Inc. you incur ongoing costs, including management fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (In dollars) of investing in Principal Variable Contracts Fund, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004), unless otherwise noted.


ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The table below does not include charges attributable to Principal Life Insurance Company's separate account or other contract level charges. If they were included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                               EXPENSES PAID
                           BEGINNING         ENDING            DURING PERIOD
                         ACCOUNT VALUE    ACCOUNT VALUE        JULY 1, 2004         ANNUALIZED
                         JULY 1, 2004   DECEMBER 31, 2004  TO DECEMBER 31, 2004*   EXPENSE RATIO
                         -------------  -----------------  ---------------------  ---------------
 Asset Allocation
 Account
   Actual                   $1,000          $1,065.00              $4.31               0.83%
   Hypothetical              1,000           1,020.91               4.23               0.83
 Balanced Account
   Actual                    1,000           1,076.60               3.29               0.63
   Hypothetical              1,000           1,021.93               3.21               0.63
 Bond Account
   Actual                    1,000           1,046.80               2.37               0.46
   Hypothetical              1,000           1,022.79               2.34               0.46
 Capital Value Account
   Actual                    1,000           1,086.80               3.15               0.60
   Hypothetical              1,000           1,022.08               3.05               0.60
 Equity Growth Account
   Actual                    1,000           1,065.80               3.95               0.76
   Hypothetical              1,000           1,021.27               3.87               0.76
 Equity Income Account
   Actual                    1,000           1,162.80               3.43               0.63
   Hypothetical              1,000           1,021.93               3.21               0.63
 Government Securities
 Account
   Actual                    1,000           1,031.90               2.30               0.45
   Hypothetical              1,000           1,022.85               2.29               0.45
 Growth Account
   Actual                    1,000           1,054.80               3.15               0.61
   Hypothetical              1,000           1,022.03               3.11               0.61
 International Account
   Actual                   $1,000          $1,177.20              $5.58              1.02%
   Hypothetical              1,000           1,019.94               5.19               1.02
 International Emerging
 Markets Account
   Actual                    1,000           1,302.60               8.86               1.53
   Hypothetical              1,000           1,017.35               7.79               1.53
 International SmallCap
 Account
   Actual                    1,000           1,179.00               7.23               1.32
   Hypothetical              1,000           1,018.42               6.72               1.32
 LargeCap Blend Account
   Actual                    1,000           1,071.90               4.01               0.77
   Hypothetical              1,000           1,021.22               3.92               0.77
 LargeCap Growth Equity
 Account
   Actual                    1,000           1,022.50               5.34               1.05
   Hypothetical              1,000           1,019.79               5.35               1.05
 LargeCap Stock Index
 Account
   Actual                    1,000           1,070.70               1.87               0.36
   Hypothetical              1,000           1,023.30               1.83               0.36
 LargeCap Value Account
   Actual                    1,000           1,092.40               3.94               0.75
   Hypothetical              1,000           1,021.32               3.82               0.75
 Limited Term Bond
 Account
   Actual                    1,000           1,014.00               2.63               0.52
   Hypothetical              1,000           1,022.49               2.65               0.52
 MidCap Account
   Actual                    1,000           1,108.20               3.13               0.59
   Hypothetical              1,000           1,022.13               3.00               0.59
 MidCap Growth Account
   Actual                    1,000           1,084.90               4.77               0.91
   Hypothetical              1,000           1,020.50               4.63               0.91
 MidCap Value Account
   Actual                    1,000           1,136.30               5.69               1.06
   Hypothetical              1,000           1,019.74               5.40               1.06
 Money Market Account
   Actual                    1,000           1,006.10               2.47               0.49
   Hypothetical              1,000           1,022.64               2.49               0.49
 Real Estate Securities
 Account
   Actual                    1,000           1,278.10               5.10               0.89
   Hypothetical              1,000           1,020.61               4.53               0.89
 SmallCap Account
   Actual                    1,000           1,118.30               4.47               0.84
   Hypothetical              1,000           1,020.86               4.28               0.84
 SmallCap Growth
 Account
   Actual                    1,000           1,112.40               5.26               0.99
   Hypothetical              1,000           1,020.10               5.04               0.99
 SmallCap Value Account
   Actual                    1,000           1,137.50               5.96               1.11
   Hypothetical              1,000           1,019.49               5.65               1.11

                          SHAREHOLDER EXPENSE EXAMPLE
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                                 EXPENSES PAID
                            BEGINNING          ENDING            DURING PERIOD
                          ACCOUNT VALUE     ACCOUNT VALUE       AUGUST 30, 2004        ANNUALIZED
                         AUGUST 30, 2004  DECEMBER 31, 2004  TO DECEMBER 31, 2004**   EXPENSE RATIO
                         ---------------  -----------------  ----------------------  ---------------
 Equity Value Account
   Actual                    $1,000           $1,114.00              $3.94                1.10%
   Hypothetical               1,000            1,013.18               3.76                1.10
 Principal LifeTime
 2010 Account
   Actual                     1,000            1,093.10               0.57                0.16
   Hypothetical               1,000            1,016.39               0.55                0.16
 Principal LifeTime
 2020 Account
   Actual                     1,000            1,106.20               0.46                0.13
   Hypothetical               1,000            1,016.50               0.44                0.13
 Principal LifeTime
 2030 Account
   Actual                     1,000            1,106.00               0.57                0.16
   Hypothetical               1,000            1,016.39               0.55                0.16
 Principal LifeTime
 2040 Account
   Actual                     1,000            1,117.80               0.50                0.14
   Hypothetical               1,000            1,016.46               0.48                0.14
 Principal LifeTime
 2050 Account
   Actual                     1,000            1,117.40               0.47                0.13
   Hypothetical               1,000            1,016.50               0.44                0.13
 Principal LifeTime
 Strategic Income
 Account
   Actual                     1,000            1,076.60               0.49                0.14
   Hypothetical               1,000            1,016.46               0.48                0.14


**Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 124/366 (to reflect the period since inception).

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                              ASSET              BALANCED
                                        ALLOCATION ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ....   $ 87,825,006         $121,291,586
                                         ============         ============
ASSETS
Investment in securities--at value....   $98,337,037/(a)/     $132,555,646/(a)/
Cash..................................      7,298,639               69,213
Receivables:
 Capital Shares sold..................          8,088               51,085
 Dividends and interest...............        389,447              534,772
 Foreign currency contracts...........        441,580                   --
 Investment securities sold...........          4,208              163,910
 Variation margin on futures contracts         20,776                   --
Prepaid directors' expenses...........            142                  184
                                         ------------         ------------
                          Total Assets    106,499,917          133,374,810
LIABILITIES
Accrued management and investment
 advisory fees........................         15,704               14,281
Accrued other expenses................          4,848               23,365
Payables:
 Foreign currency contracts...........        256,133                   --
 Investment securities purchased......      2,553,828            2,528,286
Collateral obligation on securities
 loaned, at value.....................        538,866            4,261,000
                                         ------------         ------------
                     Total Liabilities      3,369,379            6,826,932
                                         ------------         ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ..............................   $103,130,538         $126,547,878
                                         ============         ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital......................   $ 95,085,463         $130,367,211
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)..............      1,416,869            2,906,036
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)...............................     (4,181,792)         (17,989,429)
Net unrealized appreciation
 (depreciation) of investments........     10,621,490           11,264,060
Net unrealized appreciation
 (depreciation) on translation of
 assets and liabilities in foreign
 currencies...........................        188,508                   --
                                         ------------         ------------
                      Total Net Assets   $103,130,538         $126,547,878
                                         ============         ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized.....................    100,000,000          100,000,000
Shares issued and outstanding.........      8,395,210            8,826,583
NET ASSET VALUE PER SHARE ............   $      12.28         $      14.34
                                         ============         ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                   BOND          CAPITAL VALUE
                                                  ACCOUNT           ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .........   $295,272,146       $229,035,314
                                              ============       ============
ASSETS
Investment in securities--at value.........   $300,444,651/(a)/  $265,119,845
Cash.......................................        620,983             10,000
Receivables:
 Capital Shares sold.......................        282,972             17,270
 Dividends and interest....................      2,781,405            470,286
 Investment securities sold................      3,754,245                 --
 Unrealized gain on swap agreements........         33,878                 --
                                              ------------       ------------
                               Total Assets    307,918,134        265,617,401
LIABILITIES
Accrued management and investment advisory
 fees......................................         24,712             30,361
Accrued directors' expenses................            907                667
Accrued other expenses.....................          7,682              4,927
Payables:
 Investment securities purchased...........     18,997,003                 --
 Variation margin on futures contracts.....             --              1,800
Collateral obligation on securities loaned,
 at value..................................      2,203,340                 --
                                              ------------       ------------
                          Total Liabilities     21,233,644             37,755
                                              ------------       ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES   $286,684,490       $265,579,646
                                              ============       ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital...........................   $273,028,313       $231,051,274
Accumulated undistributed (overdistributed)
 net investment income (operating loss)....     12,008,310             30,496
Accumulated undistributed (overdistributed)
 net realized gain (loss)..................     (3,558,516)        (1,623,270)
Net unrealized appreciation (depreciation)
 of investments............................      5,206,383         36,121,146
                                              ------------       ------------
                           Total Net Assets   $286,684,490       $265,579,646
                                              ============       ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..........................    200,000,000        100,000,000
Shares issued and outstanding..............     23,293,657          8,198,168
NET ASSET VALUE PER SHARE .................   $      12.31       $      32.39
                                              ============       ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                               EQUITY GROWTH     EQUITY INCOME
                                                  ACCOUNT        ACCOUNT /(B)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .........   $253,771,178       $ 39,972,723
                                              ============       ============
ASSETS
Investment in securities--at value.........   $289,836,258/(a)/  $ 44,845,302
Cash.......................................      2,513,375            215,635
Receivables:
 Capital Shares sold.......................         61,240             37,342
 Dividends and interest....................        198,814            174,431
Prepaid directors' expenses................            404                 81
                                              ------------       ------------
                               Total Assets    292,610,091         45,272,791
LIABILITIES
Accrued management and investment advisory
 fees......................................         40,277              5,089
Accrued other expenses.....................          8,112              1,423
Payables:
 Investment securities purchased...........             --            694,476
Collateral obligation on securities loaned,
 at value..................................     11,861,834                 --
                                              ------------       ------------
                          Total Liabilities     11,910,223            700,988
                                              ------------       ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES   $280,699,868       $ 44,571,803
                                              ============       ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital...........................   $323,778,739       $ 51,223,239
Accumulated undistributed (overdistributed)
 net investment income (operating loss)....         10,452             50,573
Accumulated undistributed (overdistributed)
 net realized gain (loss)..................    (79,154,403)       (11,575,053)
Net unrealized appreciation (depreciation)
 of investments............................     36,065,080          4,872,579
Net unrealized appreciation (depreciation)
 on translation of assets and liabilities
 in foreign currency.......................             --                465
                                              ------------       ------------
                           Total Net Assets   $280,699,868       $ 44,571,803
                                              ============       ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..........................    100,000,000        100,000,000
Shares issued and outstanding..............     17,519,299          4,949,104
NET ASSET VALUE PER SHARE .................   $      16.02       $       9.01
                                              ============       ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
/(b) /Effective March 1, 2004, Utilities Account changed its name to Equity
  Income Account.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                                  GOVERNMENT
                                                  EQUITY VALUE    SECURITIES
                                                    ACCOUNT         ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ..............  $  1,936,430   $358,925,915
                                                  ============   ============
ASSETS
Investment in securities--at value..............  $  2,139,547   $361,178,407
Cash............................................        72,927         10,199
Receivables:
 Capital Shares sold............................            --        123,491
 Dividends and interest.........................         3,145      1,872,667
 Expense reimbursement from Manager.............            77             --
 Investment securities sold.....................         7,825         43,443
                                                  ------------   ------------
                                    Total Assets     2,223,521    363,228,207
LIABILITIES
Accrued management and investment advisory fees.           359         28,093
Accrued directors' expenses.....................           195          1,409
Accrued other expenses..........................         3,033          4,395
Payables:
 Investment securities purchased................         6,602     29,160,527
                                                  ------------   ------------
                               Total Liabilities        10,189     29,194,424
                                                  ------------   ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ....  $  2,213,332   $334,033,783
                                                  ============   ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital...  $  2,000,000   $320,684,889
Accumulated undistributed (overdistributed) net
 investment income (operating loss).............           152     14,338,974
Accumulated undistributed (overdistributed) net
 realized gain (loss)...........................        10,063     (3,242,572)
Net unrealized appreciation (depreciation) of
 investments....................................       203,117      2,252,492
                                                  ------------   ------------
                                Total Net Assets  $  2,213,332   $334,033,783
                                                  ============   ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized...............................   100,000,000    100,000,000
Shares issued and outstanding...................       200,000     28,709,294
NET ASSET VALUE PER SHARE ......................  $      11.07   $      11.64
                                                  ============   ============



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                              GROWTH           INTERNATIONAL
                                              ACCOUNT             ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .....   $131,140,016        $203,741,043
                                          ============        ============
FOREIGN CURRENCY--AT COST .............   $         --        $    104,251
                                          ============        ============
ASSETS
Investment in securities--at value.....   $134,589,609/(a)/   $242,154,867/(a)/
Foreign currency--at value.............             --             108,176
Cash...................................      2,903,921             113,334
Receivables:
 Capital Shares sold...................             --             157,177
 Dividends and interest................         95,342             291,011
 Investment securities sold............      1,417,110             675,442
Prepaid directors' expenses............             --                 284
                                          ------------        ------------
                           Total Assets    139,005,982         243,500,291
LIABILITIES
Accrued management and investment
 advisory fees.........................         15,522              36,431
Accrued directors' expenses............            570                  --
Accrued other expenses.................          2,807              69,103
Payables:
 Capital Shares reacquired.............         44,290                  --
 Deferred foreign tax..................             --               7,892
 Investment securities purchased.......      1,966,545             159,399
Collateral obligation on securities
 loaned, at value......................      2,020,000          16,474,408
                                          ------------        ------------
                      Total Liabilities      4,049,734          16,747,233
                                          ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ...............................   $134,956,248        $226,753,058
                                          ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.......................   $210,432,348        $210,649,641
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...............        914,507           2,509,204
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)................................    (79,840,200)        (24,806,605)
Net unrealized appreciation
 (depreciation) of investments.........      3,449,593          38,405,932
Net unrealized appreciation
 (depreciation) on translation of
 assets and liabilities in foreign
 currencies............................             --              (5,114)
                                          ------------        ------------
                       Total Net Assets   $134,956,248        $226,753,058
                                          ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized......................    100,000,000         100,000,000
Shares issued and outstanding..........     11,302,807          16,491,446
NET ASSET VALUE PER SHARE .............   $      11.94        $      13.75
                                          ============        ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                            INTERNATIONAL      INTERNATIONAL
                                              EMERGING           SMALLCAP
                                           MARKETS ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .......   $ 35,641,568      $ 86,909,731
                                            ============      ============
FOREIGN CURRENCY--AT COST ...............   $    216,861      $         57
                                            ============      ============
ASSETS
Investment in securities--at value.......   $ 42,844,591      $109,449,181/(a)/
Foreign currency--at value...............        220,480                62
Cash.....................................         73,701            20,575
Receivables:
 Capital Shares sold.....................         44,792            11,730
 Dividends and interest..................        159,071           130,845
 Investment securities sold..............        194,357         1,179,134
Prepaid directors' expenses..............             --               143
                                            ------------      ------------
                             Total Assets     43,536,992       110,791,670
LIABILITIES
Accrued management and investment
 advisory fees...........................         10,160            22,619
Accrued directors' expenses..............             26                --
Accrued other expenses...................         17,524            17,079
Payables:
 Deferred foreign tax....................          6,804                --
 Investment securities purchased.........             --           819,530
Collateral obligation on securities
 loaned, at value........................             --        10,099,053
                                            ------------      ------------
                        Total Liabilities         34,514        10,958,281
                                            ------------      ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES .................................   $ 43,502,478      $ 99,833,389
                                            ============      ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.........................   $ 33,166,259      $ 75,678,981
Accumulated undistributed
 (overdistributed) net investment income
 (operating loss)........................        (22,946)          515,244
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)..................................      3,155,368         1,100,235
Net unrealized appreciation
 (depreciation) of investments...........      7,196,219        22,539,450
Net unrealized appreciation
 (depreciation) on translation of assets
 and liabilities in foreign currency.....          7,578              (521)
                                            ------------      ------------
                         Total Net Assets   $ 43,502,478      $ 99,833,389
                                            ============      ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized........................    100,000,000       100,000,000
Shares issued and outstanding............      2,942,636         5,634,231
NET ASSET VALUE PER SHARE ...............   $      14.78      $      17.72
                                            ============      ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                                   LARGECAP
                                                LARGECAP BLEND   GROWTH EQUITY
                                                   ACCOUNT          ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ............   $ 80,854,840    $ 28,308,666
                                                 ============    ============
ASSETS
Investment in securities--at value............   $ 89,973,222    $ 30,402,359
Cash..........................................      1,777,589       1,530,430
Receivables:
 Capital Shares sold..........................         95,215           7,063
 Dividends and interest.......................        121,876          34,312
 Investment securities sold...................        385,084         735,071
                                                 ------------    ------------
                                  Total Assets     92,352,986      32,709,235
LIABILITIES
Accrued management and investment advisory
 fees.........................................         12,913           5,958
Accrued directors' expenses...................            118              66
Accrued other expenses........................          3,218           2,651
Payables:
 Investment securities purchased..............      1,585,463       1,521,158
 Variation margin on futures contracts........            450             500
                                                 ------------    ------------
                             Total Liabilities      1,602,162       1,530,333
                                                 ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ..   $ 90,750,824    $ 31,178,902
                                                 ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital.   $ 81,345,822    $ 33,108,613
Accumulated undistributed (overdistributed)
 net investment income (operating loss).......         12,062             424
Accumulated undistributed (overdistributed)
 net realized gain (loss).....................        260,805      (4,029,976)
Net unrealized appreciation (depreciation) of
 investments..................................      9,132,135       2,099,841
                                                 ------------    ------------
                              Total Net Assets   $ 90,750,824    $ 31,178,902
                                                 ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.............................    100,000,000     100,000,000
Shares issued and outstanding.................      8,457,038       6,773,611
NET ASSET VALUE PER SHARE ....................   $      10.73    $       4.60
                                                 ============    ============



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                              LARGECAP STOCK    LARGECAP VALUE
                                              INDEX ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Investment in affiliated securities--at
 cost......................................  $    124,203        $         --
Investment in securities--at cost..........   151,701,138          65,338,923
                                             ------------        ------------
TOTAL INVESTMENTS--AT COST ................  $151,825,341        $ 65,338,923
                                             ============        ============
ASSETS
Investment in affiliated securities--at
 value.....................................  $    171,211        $         --
Investment in securities--at value.........   157,824,147/(a)/     77,709,783
Cash.......................................        16,357           4,365,438
Receivables:
 Capital Shares sold.......................       156,910              89,046
 Dividends and interest....................       200,317             149,715
 Investment securities sold................       135,523              41,598
Prepaid directors' expenses................           266                  --
                                             ------------        ------------
                               Total Assets   158,504,731          82,355,580
LIABILITIES
Accrued management and investment advisory
 fees......................................        10,559              11,491
Accrued directors' expenses................            --                  36
Accrued other expenses.....................        10,436               2,377
Payables:
 Investment securities purchased...........            --           1,620,775
 Variation margin on futures contracts.....         3,000                  --
Collateral obligation on securities loaned,
 at value..................................       244,000                  --
                                             ------------        ------------
                          Total Liabilities       267,995           1,634,679
                                             ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES  $158,236,736        $ 80,720,901
                                             ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital...........................  $157,444,607        $ 67,856,949
Accumulated undistributed (overdistributed)
 net investment income (operating loss)....        39,878              11,311
Accumulated undistributed (overdistributed)
 net realized gain (loss)..................    (5,466,366)            481,781
Net unrealized appreciation (depreciation)
 of investments............................     6,218,617          12,370,860
                                             ------------        ------------
                           Total Net Assets  $158,236,736        $ 80,720,901
                                             ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..........................   100,000,000         100,000,000
Shares issued and outstanding..............    18,047,165           6,792,733
NET ASSET VALUE PER SHARE .................  $       8.77        $      11.88
                                             ============        ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                  LIMITED TERM       MIDCAP
                                                  BOND ACCOUNT      ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ..............  $ 57,124,296    $305,450,057
                                                  ============    ============
ASSETS
Investment in securities--at value..............  $ 56,701,516    $394,897,514
Cash............................................        10,119          10,001
Receivables:
 Capital Shares sold............................       129,778         146,019
 Dividends and interest.........................       507,573         300,001
Prepaid directors' expenses.....................           101             410
                                                  ------------    ------------
                                    Total Assets    57,349,087     395,353,945
LIABILITIES
Accrued management and investment advisory fees.         5,317          43,382
Accrued other expenses..........................         2,518           6,786
Payables:
 Investment securities purchased................     1,099,847              --
                                                  ------------    ------------
                               Total Liabilities     1,107,682          50,168
                                                  ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ....  $ 56,241,405    $395,303,777
                                                  ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital...  $ 55,794,043    $299,363,955
Accumulated undistributed (overdistributed) net
 investment income (operating loss).............     1,069,353          13,972
Accumulated undistributed (overdistributed) net
 realized gain (loss)...........................      (199,211)      6,478,393
Net unrealized appreciation (depreciation) of
 investments....................................      (422,780)     89,447,457
                                                  ------------    ------------
                                Total Net Assets  $ 56,241,405    $395,303,777
                                                  ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized...............................   100,000,000     100,000,000
Shares issued and outstanding...................     5,558,303       9,974,420
NET ASSET VALUE PER SHARE ......................  $      10.12    $      39.63
                                                  ============    ============




See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                MIDCAP GROWTH     MIDCAP VALUE
                                                   ACCOUNT          ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ...........  $ 47,539,959       $ 63,156,581
                                               ============       ============
ASSETS
Investment in securities--at value...........  $58,251,451/(a)/   $ 76,003,174
Cash.........................................     1,659,835          2,144,131
Receivables:
 Capital Shares sold.........................        16,268             40,478
 Dividends and interest......................        33,912             42,214
 Investment securities sold..................            --             26,295
Prepaid directors' expenses..................            --                119
                                               ------------       ------------
                                 Total Assets    59,961,466         78,256,411
LIABILITIES
Accrued management and investment advisory
 fees........................................        10,199             15,511
Accrued directors' expenses..................           158                 --
Accrued other expenses.......................         4,039              4,019
Payables:
 Investment securities purchased.............            --             71,276
Collateral obligation on securities loaned,
 at value....................................       273,000                 --
                                               ------------       ------------
                            Total Liabilities       287,396             90,806
                                               ------------       ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .  $ 59,674,070       $ 78,165,605
                                               ============       ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital  $ 54,937,709       $ 63,370,029
Accumulated undistributed (overdistributed)
 net realized gain (loss)....................    (5,975,131)         1,948,983
Net unrealized appreciation (depreciation) of
 investments.................................    10,711,492         12,846,593
                                               ------------       ------------
                             Total Net Assets  $ 59,674,070       $ 78,165,605
                                               ============       ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized............................   100,000,000        100,000,000
Shares issued and outstanding................     6,067,068          5,082,386
NET ASSET VALUE PER SHARE ...................  $       9.84       $      15.38
                                               ============       ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                 MONEY MARKET   LIFETIME 2010
                                                   ACCOUNT         ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Investment in affiliated securities--at cost...  $         --    $     10,448
Investment in securities--at cost..............   141,102,056              --
                                                 ------------    ------------
TOTAL INVESTMENTS--AT COST ....................  $141,102,056    $     10,448
                                                 ============    ============
ASSETS
Investment in affiliated securities--at value..  $         --    $     11,158
Investment in securities--at value.............   141,102,056              --
Cash...........................................         7,122              --
Receivables:
 Capital Shares sold...........................           883              --
 Dividends and interest........................        43,088              --
 Expense reimbursement from Manager............            --              20
                                                 ------------    ------------
                                   Total Assets   141,153,149          11,178
LIABILITIES
Accrued management and investment advisory fees        12,928              --
Accrued directors' expenses....................           521             125
Accrued other expenses.........................         3,978             210
Payables:
 Capital Shares reacquired.....................       276,889              --
 Investment securities purchased...............       305,520              --
                                                 ------------    ------------
                              Total Liabilities       599,836             335
                                                 ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...  $140,553,313    $     10,843
                                                 ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital..  $140,553,313    $     10,000
Accumulated undistributed (overdistributed) net
 investment income (operating loss)............            --              24
Accumulated undistributed (overdistributed) net
 realized gain (loss)..........................            --             109
Net unrealized appreciation (depreciation) of
 investments...................................            --             710
                                                 ------------    ------------
                               Total Net Assets  $140,553,313    $     10,843
                                                 ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..............................   500,000,000     100,000,000
Shares issued and outstanding..................   140,553,313           1,000
NET ASSET VALUE PER SHARE .....................  $      1.000    $      10.84
                                                 ============    ============



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                 PRINCIPAL        PRINCIPAL
                                               LIFETIME 2020    LIFETIME 2030
                                                  ACCOUNT          ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN AFFILIATED SECURITIES--AT COST    $     14,444     $    149,433
                                                ============     ============
ASSETS
Investment in affiliated securities--at value   $     15,448     $    151,675
Receivables:
 Expense reimbursement from Manager..........             20               19
                                                ------------     ------------
                                 Total Assets         15,468          151,694
LIABILITIES
Accrued management and investment advisory
 fees........................................             --                4
Accrued directors' expenses..................            125              125
Accrued other expenses.......................            209              210
                                                ------------     ------------
                            Total Liabilities            334              339
                                                ------------     ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .   $     15,134     $    151,355
                                                ============     ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital   $     13,981     $    147,739
Accumulated undistributed (overdistributed)
 net investment income (operating loss)......             31              289
Accumulated undistributed (overdistributed)
 net realized gain (loss)....................            118            1,085
Net unrealized appreciation (depreciation) of
 investments.................................          1,004            2,242
                                                ------------     ------------
                             Total Net Assets   $     15,134     $    151,355
                                                ============     ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized............................    100,000,000      100,000,000
Shares issued and outstanding................          1,380           13,796
NET ASSET VALUE PER SHARE ...................   $      10.97     $      10.97
                                                ============     ============



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                 PRINCIPAL        PRINCIPAL
                                               LIFETIME 2040    LIFETIME 2050
                                                  ACCOUNT          ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN AFFILIATED SECURITIES--AT COST    $    138,038     $     81,739
                                                ============     ============
ASSETS
Investment in affiliated securities--at value   $    147,189     $     88,558
Receivables:
 Expense reimbursement from Manager..........             19               20
                                                ------------     ------------
                                 Total Assets        147,208           88,578
LIABILITIES
Accrued management and investment advisory
 fees........................................              3                2
Accrued directors' expenses..................            125              125
Accrued other expenses.......................            210              210
                                                ------------     ------------
                            Total Liabilities            338              337
                                                ------------     ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .   $    146,870     $     88,241
                                                ============     ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital   $    136,581     $     80,846
Accumulated undistributed (overdistributed)
 net investment income (operating loss)......            260              138
Accumulated undistributed (overdistributed)
 net realized gain (loss)....................            878              438
Net unrealized appreciation (depreciation) of
 investments.................................          9,151            6,819
                                                ------------     ------------
                             Total Net Assets   $    146,870     $     88,241
                                                ============     ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized............................    100,000,000      100,000,000
Shares issued and outstanding................         13,239            7,955
NET ASSET VALUE PER SHARE ...................   $      11.09     $      11.09
                                                ============     ============



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                               PRINCIPAL
                                                LIFETIME         REAL ESTATE
                                            STRATEGIC INCOME     SECURITIES
                                                ACCOUNT         ACCOUNT /(A)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Investment in affiliated securities--at
 cost.....................................    $     10,484      $         --
Investment in securities--at cost.........              --       106,268,959
                                              ------------      ------------
TOTAL INVESTMENTS--AT COST ...............    $     10,484      $106,268,959
                                              ============      ============
ASSETS
Investment in affiliated securities--at
 value....................................    $     10,992      $         --
Investment in securities--at value........              --       145,080,534
Cash......................................              --            10,001
Receivables:
 Capital Shares sold......................              --           204,530
 Dividends and interest...................              --           753,349
 Expense reimbursement from Manager.......              20                --
Prepaid directors' expenses...............              --               181
                                              ------------      ------------
                              Total Assets          11,012       146,048,595
LIABILITIES
Accrued management and investment advisory
 fees.....................................              --            24,344
Accrued directors' expenses...............             125                --
Accrued other expenses....................             210             2,037
                                              ------------      ------------
                         Total Liabilities             335            26,381
                                              ------------      ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ..................................    $     10,677      $146,022,214
                                              ============      ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..........................    $     10,000      $105,925,813
Accumulated undistributed
 (overdistributed) net investment income
 (operating loss).........................              31            35,059
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)...................................             138         1,249,767
Net unrealized appreciation (depreciation)
 of investments...........................             508        38,811,575
                                              ------------      ------------
                          Total Net Assets    $     10,677      $146,022,214
                                              ============      ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.........................     100,000,000       100,000,000
Shares issued and outstanding.............           1,000         8,168,866
NET ASSET VALUE PER SHARE ................    $      10.68      $      17.88
                                              ============      ============



/(a) /Effective March 1, 2004, Real Estate Account changed its name to Real
  Estate Securities Account.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                  SMALLCAP         SMALLCAP
                                                   ACCOUNT      GROWTH ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ............  $ 73,602,478    $ 42,940,160
                                                ============    ============
ASSETS
Investment in securities--at value............  $ 85,056,511    $ 60,505,960
Cash..........................................        10,000       2,840,150
Receivables:
 Capital Shares sold..........................        36,940             296
 Dividends and interest.......................        89,231          22,589
 Investment securities sold...................        64,858         392,175
Prepaid directors' expenses...................            83              75
                                                ------------    ------------
                                  Total Assets    85,257,623      63,761,245
LIABILITIES
Accrued management and investment advisory
 fees.........................................        13,740          12,016
Accrued other expenses........................         8,463           3,182
Payables:
 Capital Shares reacquired....................            --             672
 Investment securities purchased..............       120,081         292,045
                                                ------------    ------------
                             Total Liabilities       142,284         307,915
                                                ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ..  $ 85,115,339    $ 63,453,330
                                                ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital.  $ 74,606,009    $ 93,896,580
Accumulated undistributed (overdistributed)
 net investment income (operating loss).......        18,058              --
Accumulated undistributed (overdistributed)
 net realized gain (loss).....................      (962,761)    (48,009,050)
Net unrealized appreciation (depreciation) of
 investments..................................    11,454,033      17,565,800
                                                ------------    ------------
                              Total Net Assets  $ 85,115,339    $ 63,453,330
                                                ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.............................   100,000,000     100,000,000
Shares issued and outstanding.................     8,914,557       6,824,577
NET ASSET VALUE PER SHARE ....................  $       9.55    $       9.30
                                                ============    ============



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                                SMALLCAP VALUE
                                                                   ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ...........................    $ 75,833,827
                                                                 ============
ASSETS
Investment in securities--at value...........................    $104,568,107
Cash.........................................................       2,467,944
Receivables:
 Capital Shares sold.........................................          26,887
 Dividends and interest......................................         174,752
 Variation margin on futures contracts.......................           2,025
Prepaid directors' expenses..................................             160
                                                                 ------------
                                                 Total Assets     107,239,875
LIABILITIES
Accrued management and investment advisory fees..............          22,465
Accrued other expenses.......................................          11,361
                                                                 ------------
                                            Total Liabilities          33,826
                                                                 ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .................    $107,206,049
                                                                 ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital................    $ 76,997,149
Accumulated undistributed (overdistributed) net investment
 income (operating loss).....................................          52,355
Accumulated undistributed (overdistributed) net realized gain
 (loss)......................................................       1,351,508
Net unrealized appreciation (depreciation) of investments....      28,805,037
                                                                 ------------
                                             Total Net Assets    $107,206,049
                                                                 ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized............................................     100,000,000
Shares issued and outstanding................................       6,370,230
NET ASSET VALUE PER SHARE ...................................    $      16.83
                                                                 ============



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                    ASSET           BALANCED
                                              ALLOCATION ACCOUNT     ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends..................................     $1,011,808        $ 1,424,644
 Interest...................................        998,761          2,256,575
 Securities lending.........................         11,325             16,718
                                                 ----------        -----------
                                Total Income      2,021,894          3,697,937
Expenses:
 Management and investment advisory fees....        794,336            737,265
 Custodian fees.............................         24,537             53,011
 Directors' expenses........................          3,004              3,801
 Other expenses.............................         17,106                899
                                                 ----------        -----------
                        Total Gross Expenses        838,983            794,976
 Less: Fees paid indirectly.................             --                796
                                                 ----------        -----------
                          Total Net Expenses        838,983            794,180
                                                 ----------        -----------
      Net Investment Income (Operating Loss)      1,182,911          2,903,757

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions....................      3,741,353          7,919,789
 Foreign currency transactions..............        470,787                 --
 Futures contracts..........................         (4,652)                --
Change in unrealized
 appreciation/depreciation of:
 Investments................................      3,154,547            986,558
 Futures contracts..........................       (249,518)                --
 Translation of assets and liabilities in
  foreign currencies........................       (179,720)                --
                                                 ----------        -----------
  Net Realized and Unrealized Gain (Loss) on
          Investments and Foreign Currencies      6,932,797          8,906,347
                                                 ----------        -----------
       Net Increase (Decrease) in Net Assets
                   Resulting from Operations     $8,115,708        $11,810,104
                                                 ==========        ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                      BOND       CAPITAL VALUE
                                                    ACCOUNT         ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends......................................  $     5,732    $ 5,161,687
 Interest.......................................   12,819,070         35,230
 Securities lending.............................        3,330          2,211
                                                  -----------    -----------
                                    Total Income   12,828,132      5,199,128
Expenses:
 Management and investment advisory fees........    1,239,048      1,506,086
 Custodian fees.................................       19,610          2,408
 Directors' expenses............................        9,317          8,627
 Other expenses.................................        1,966          2,477
                                                  -----------    -----------
                            Total Gross Expenses    1,269,941      1,519,598
 Less: Fees paid indirectly.....................           --         14,369
                                                  -----------    -----------
                              Total Net Expenses    1,269,941      1,505,229
                                                  -----------    -----------
          Net Investment Income (Operating Loss)   11,558,191      3,693,899

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........................    3,168,629     24,505,729
 Futures contracts..............................           --        (65,658)
 Swap agreements................................       42,109             --
Change in unrealized appreciation/depreciation
 of:
 Investments....................................   (1,530,422)     1,380,953
 Futures contracts..............................           --         36,614
 Swap agreements................................       33,878             --
                                                  -----------    -----------
      Net Realized and Unrealized Gain (Loss) on
              Investments and Foreign Currencies    1,714,194     25,857,638
                                                  -----------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations  $13,272,385    $29,551,537
                                                  ===========    ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                 EQUITY GROWTH   EQUITY INCOME
                                                    ACCOUNT         ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.....................................  $ 3,502,925      $1,634,622
 Withholding tax on foreign dividends..........           --        (144,055)
 Interest......................................        7,812         208,482
 Securities lending............................       13,351              --
                                                 -----------      ----------
                                   Total Income    3,524,088       1,699,049
Expenses:
 Management and investment advisory fees.......    2,028,524         214,226
 Custodian fees................................       22,648           7,228
 Directors' expenses...........................        8,205             949
 Other expenses................................        1,927             383
                                                 -----------      ----------
                           Total Gross Expenses    2,061,304         222,786
 Less: Fees paid indirectly....................      116,616              --
                                                 -----------      ----------
                             Total Net Expenses    1,944,688         222,786
                                                 -----------      ----------
         Net Investment Income (Operating Loss)    1,579,400       1,476,263

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.......................   26,188,530       1,181,752
 Foreign currency transactions.................           --             522
Change in unrealized appreciation/depreciation
 of:
 Investments...................................   (3,707,195)      3,711,561
 Translation of assets and liabilities in
  foreign currencies...........................           --             465
                                                 -----------      ----------
     Net Realized and Unrealized Gain (Loss) on
             Investments and Foreign Currencies   22,481,335       4,894,300
                                                 -----------      ----------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations  $24,060,735      $6,370,563
                                                 ===========      ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                                   GOVERNMENT
                                                   EQUITY VALUE    SECURITIES
                                                  ACCOUNT/(A)/      ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends......................................    $ 19,880      $        --
 Interest.......................................         145       14,800,758
                                                    --------      -----------
                                    Total Income      20,025       14,800,758
Expenses:
 Management and investment advisory fees........       6,032        1,512,695
 Custodian fees.................................       3,000            4,542
 Directors' expenses............................         200           12,558
 Other expenses.................................          37            5,256
                                                    --------      -----------
                            Total Gross Expenses       9,269        1,535,051
 Less: Reimbursement from Manager...............       1,456               --
                                                    --------      -----------
                              Total Net Expenses       7,813        1,535,051
                                                    --------      -----------
          Net Investment Income (Operating Loss)      12,212       13,265,707

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........................      11,683        1,369,806
Change in unrealized appreciation/depreciation
 of:
 Investments....................................     203,117       (2,832,781)
                                                    --------      -----------
      Net Realized and Unrealized Gain (Loss) on
                                 Investments and
                              Foreign Currencies     214,800       (1,462,975)
                                                    --------      -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations    $227,012      $11,802,732
                                                    ========      ===========



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                     GROWTH      INTERNATIONAL
                                                    ACCOUNT         ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends......................................  $ 1,712,578    $ 4,758,525
 Withholding tax on foreign dividends...........           --       (540,199)
 Interest.......................................       20,080         53,596
 Securities lending.............................        3,612        145,722
                                                  -----------    -----------
                                    Total Income    1,736,270      4,417,644
Expenses:
 Management and investment advisory fees........      812,984      1,594,080
 Custodian fees.................................        2,248        220,000
 Directors' expenses............................        4,962          5,410
 Other expenses.................................        1,569          1,378
                                                  -----------    -----------
                            Total Gross Expenses      821,763      1,820,868
 Less: Fees paid indirectly.....................          222         11,735
                                                  -----------    -----------
                              Total Net Expenses      821,541      1,809,133
                                                  -----------    -----------
          Net Investment Income (Operating Loss)      914,729      2,608,511

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........................   15,859,882     31,193,872
 Foreign currency transactions..................           --        (89,814)
Change in unrealized appreciation/depreciation
 of:
 Investments....................................   (4,913,672)     4,823,813
 Translation of assets and liabilities in
  foreign currencies............................           --         (9,755)
                                                  -----------    -----------
      Net Realized and Unrealized Gain (Loss) on
                                 Investments and
                              Foreign Currencies   10,946,210     35,918,116
                                                  -----------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations  $11,860,939    $38,526,627
                                                  ===========    ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                INTERNATIONAL    INTERNATIONAL
                                                  EMERGING         SMALLCAP
                                               MARKETS ACCOUNT      ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends...................................    $  852,727      $ 1,697,614
 Withholding tax on foreign dividends........       (90,913)        (169,308)
 Interest....................................         2,201           18,682
 Securities lending..........................         3,890           79,689
                                                 ----------      -----------
                                 Total Income       767,905        1,626,677
Expenses:
 Management and investment advisory fees.....       399,404          949,855
 Custodian fees..............................        95,003           83,320
 Directors' expenses.........................           963            2,264
 Other expenses..............................           841              952
                                                 ----------      -----------
                         Total Gross Expenses       496,211        1,036,391
 Less: Fees paid indirectly..................         7,222            8,210
                                                 ----------      -----------
                           Total Net Expenses       488,989        1,028,181
                                                 ----------      -----------
       Net Investment Income (Operating Loss)       278,916          598,496

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.....................     6,392,267       18,595,454
 Foreign currency transactions...............       (84,268)         (17,378)
Change in unrealized
 appreciation/depreciation of:
 Investments.................................     1,500,037        2,908,580
 Translation of assets and liabilities in
  foreign currencies.........................         8,412           (2,690)
                                                 ----------      -----------
   Net Realized and Unrealized Gain (Loss) on
           Investments and Foreign Currencies     7,816,448       21,483,966
                                                 ----------      -----------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations    $8,095,364      $22,082,462
                                                 ==========      ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                                   LARGECAP
                                                LARGECAP BLEND   GROWTH EQUITY
                                                   ACCOUNT          ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends....................................    $1,409,511      $  364,385
 Interest.....................................         2,984           2,433
                                                  ----------      ----------
                                  Total Income     1,412,495         366,818
Expenses:
 Management and investment advisory fees......       531,456         275,666
 Custodian fees...............................        18,638          14,175
 Directors' expenses..........................         2,243             939
 Other expenses...............................           535             198
                                                  ----------      ----------
                          Total Gross Expenses       552,872         290,978
 Less: Fees paid indirectly...................        14,077           2,756
                                                  ----------      ----------
                            Total Net Expenses       538,795         288,222
                                                  ----------      ----------
        Net Investment Income (Operating Loss)       873,700          78,596

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions......................     3,334,775         358,915
 Futures contracts............................        29,238          49,694
Change in unrealized appreciation/depreciation
 of:
 Investments..................................     3,721,099         520,287
 Futures contracts............................        13,753           6,148
                                                  ----------      ----------
    Net Realized and Unrealized Gain (Loss) on
            Investments and Foreign Currencies     7,098,865         935,044
                                                  ----------      ----------
         Net Increase (Decrease) in Net Assets
                     Resulting from Operations    $7,972,565      $1,013,640
                                                  ==========      ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                               LARGECAP STOCK   LARGECAP VALUE
                                               INDEX ACCOUNT       ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends...................................   $ 2,677,471       $1,489,699
 Dividends from affiliates...................         2,300               --
 Interest....................................        57,755            5,154
 Securities lending..........................        20,438               --
                                                -----------       ----------
                                 Total Income     2,757,964        1,494,853
Expenses:
 Management and investment advisory fees.....       479,784          465,940
 Custodian fees..............................        16,003            6,497
 Directors' expenses.........................         3,843            1,804
 Other expenses..............................         2,488              467
                                                -----------       ----------
                         Total Gross Expenses       502,118          474,708
 Less: Fees paid indirectly..................            --            8,741
                                                -----------       ----------
                           Total Net Expenses       502,118          465,967
                                                -----------       ----------
       Net Investment Income (Operating Loss)     2,255,846        1,028,886

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.....................       (30,870)       1,702,711
 Futures contracts...........................       399,640               --
Change in unrealized
 appreciation/depreciation of:
 Investments.................................    11,814,882        5,757,833
 Investments in affiliates...................        31,494               --
 Futures contracts...........................      (110,875)              --
                                                -----------       ----------
   Net Realized and Unrealized Gain (Loss) on
           Investments and Foreign Currencies    12,104,271        7,460,544
                                                -----------       ----------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations   $14,360,117       $8,489,430
                                                ===========       ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                    LIMITED TERM     MIDCAP
                                                    BOND ACCOUNT     ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends........................................  $       --     $ 5,643,006
 Interest.........................................   1,227,592          68,234
 Securities lending...............................          --           3,227
                                                    ----------     -----------
                                      Total Income   1,227,592       5,714,467
Expenses:
 Management and investment advisory fees..........     200,782       2,075,365
 Custodian fees...................................       9,457           8,111
 Directors' expenses..............................         829          10,613
 Other expenses...................................         321           2,552
                                                    ----------     -----------
                              Total Gross Expenses     211,389       2,096,641
 Less: Fees paid indirectly.......................          --           2,665
                                                    ----------     -----------
                                Total Net Expenses     211,389       2,093,976
                                                    ----------     -----------
            Net Investment Income (Operating Loss)   1,016,203       3,620,491

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions..........................    (143,117)     33,581,941
Change in unrealized appreciation/depreciation of:
 Investments......................................    (405,127)     22,139,616
                                                    ----------     -----------
        Net Realized and Unrealized Gain (Loss) on
                Investments and Foreign Currencies    (548,244)     55,721,557
                                                    ----------     -----------
   Net Increase (Decrease) in Net Assets Resulting
                                   from Operations  $  467,959     $59,342,048
                                                    ==========     ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                  MIDCAP GROWTH   MIDCAP VALUE
                                                     ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends......................................   $  300,015     $   709,021
 Interest.......................................        3,032           3,785
 Securities lending.............................        4,785              --
                                                   ----------     -----------
                                    Total Income      307,832         712,806
Expenses:
 Management and investment advisory fees........      495,611         643,832
 Custodian fees.................................        9,277          14,755
 Directors' expenses............................        2,002           1,800
 Other expenses.................................          441             402
                                                   ----------     -----------
                            Total Gross Expenses      507,331         660,789
 Less: Fees paid indirectly.....................       31,349          13,319
                                                   ----------     -----------
                              Total Net Expenses      475,982         647,470
                                                   ----------     -----------
          Net Investment Income (Operating Loss)     (168,150)         65,336

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........................    2,391,874       9,455,706
Change in unrealized appreciation/depreciation
 of:
 Investments....................................    4,005,358       3,826,375
                                                   ----------     -----------
      Net Realized and Unrealized Gain (Loss) on
              Investments and Foreign Currencies    6,397,232      13,282,081
                                                   ----------     -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations   $6,229,082     $13,347,417
                                                   ==========     ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                                 PRINCIPAL
                                              MONEY MARKET     LIFETIME 2010
                                                ACCOUNT        ACCOUNT/(A)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends from affiliates..................   $       --          $119
 Interest...................................    2,025,696            --
                                               ----------          ----
                                Total Income    2,025,696           119
Expenses:
 Management and investment advisory fees....      698,379             4
 Custodian fees.............................        9,905           200
 Directors' expenses........................        5,006           125
 Other expenses.............................          934            25
                                               ----------          ----
                        Total Gross Expenses      714,224           354
 Less: Reimbursement from Manager...........           --           349
                                               ----------          ----
                          Total Net Expenses      714,224             5
                                               ----------          ----
      Net Investment Income (Operating Loss)    1,311,472           114

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Other investment companies - affiliated....           --           109
Change in unrealized
 appreciation/depreciation of:
 Investments in affiliates..................           --           710
                                               ----------          ----
  Net Realized and Unrealized Gain (Loss) on
          Investments and Foreign Currencies           --           819
                                               ----------          ----
       Net Increase (Decrease) in Net Assets
                   Resulting from Operations   $1,311,472          $933
                                               ==========          ====



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                 LIFETIME 2020   LIFETIME 2030
                                                 ACCOUNT/(A)/    ACCOUNT/(A)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends from affiliates.....................     $  154          $1,521
                                                    ------          ------
                                   Total Income        154           1,521
Expenses:
 Management and investment advisory fees.......          5              22
 Custodian fees................................        200             200
 Directors' expenses...........................        125             125
 Other expenses................................         25              25
                                                    ------          ------
                           Total Gross Expenses        355             372
 Less: Reimbursement from Manager..............        350             343
                                                    ------          ------
                             Total Net Expenses          5              29
                                                    ------          ------
         Net Investment Income (Operating Loss)        149           1,492

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions in affiliates.........         --              12
 Other investment companies - affiliated.......        118           1,076
Change in unrealized appreciation/depreciation
 of:
 Investments in affiliates.....................      1,004           2,242
                                                    ------          ------
     Net Realized and Unrealized Gain (Loss) on
             Investments and Foreign Currencies      1,122           3,330
                                                    ------          ------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations     $1,271          $4,822
                                                    ======          ======



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                 LIFETIME 2040   LIFETIME 2050
                                                 ACCOUNT/(A)/    ACCOUNT/(A)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends from affiliates.....................     $ 1,425         $  812
                                                    -------         ------
                                   Total Income       1,425            812
Expenses:
 Management and investment advisory fees.......          32             31
 Custodian fees................................         200            200
 Directors' expenses...........................         125            125
 Other expenses................................          25             25
                                                    -------         ------
                           Total Gross Expenses         382            381
 Less: Reimbursement from Manager..............         345            348
                                                    -------         ------
                             Total Net Expenses          37             33
                                                    -------         ------
         Net Investment Income (Operating Loss)       1,388            779

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions in affiliates.........          24             56
 Other investment companies - affiliated.......         854            395
Change in unrealized appreciation/depreciation
 of:
 Investments in affiliates.....................       9,151          6,819
                                                    -------         ------
     Net Realized and Unrealized Gain (Loss) on
             Investments and Foreign Currencies      10,029          7,270
                                                    -------         ------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations     $11,417         $8,049
                                                    =======         ======



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                    LIFETIME       REAL ESTATE
                                                STRATEGIC INCOME   SECURITIES
                                                  ACCOUNT/(A)/       ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends from affiliates....................        $121         $        --
 Dividends....................................          --           3,536,595
 Interest.....................................          --              25,383
                                                      ----         -----------
                                  Total Income         121           3,561,978
Expenses:
 Management and investment advisory fees......           4             972,586
 Custodian fees...............................         200               1,317
 Directors' expenses..........................         125               2,954
 Other expenses...............................          25                 808
                                                      ----         -----------
                          Total Gross Expenses         354             977,665
 Less: Fees paid indirectly...................          --                 527
 Less: Reimbursement from Manager.............         349                  --
                                                      ----         -----------
                            Total Net Expenses           5             977,138
                                                      ----         -----------
        Net Investment Income (Operating Loss)         116           2,584,840

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions......................          --          12,478,593
 Other investment companies - affiliated......         138                  --
Change in unrealized appreciation/depreciation
 of:
 Investments..................................          --          19,431,275
 Investments in affiliates....................         508                  --
                                                      ----         -----------
    Net Realized and Unrealized Gain (Loss) on
                               Investments and
                            Foreign Currencies         646          31,909,868
                                                      ----         -----------
         Net Increase (Decrease) in Net Assets
                     Resulting from Operations        $762         $34,494,708
                                                      ====         ===========



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                   SMALLCAP        SMALLCAP
                                                    ACCOUNT     GROWTH ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends......................................  $   596,609    $  162,829
 Interest.......................................       36,345         2,588
                                                  -----------    ----------
                                    Total Income      632,954       165,417
Expenses:
 Management and investment advisory fees........      605,273       572,912
 Custodian fees.................................        6,848         6,971
 Directors' expenses............................        2,168         1,737
 Other expenses.................................          607           644
                                                  -----------    ----------
                            Total Gross Expenses      614,896       582,264
 Less: Fees paid indirectly.....................          632        14,128
                                                  -----------    ----------
                              Total Net Expenses      614,264       568,136
                                                  -----------    ----------
          Net Investment Income (Operating Loss)       18,690      (402,719)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........................   11,020,387     2,613,017
Change in unrealized appreciation/depreciation
 of:
 Investments....................................    2,686,948     4,039,816
                                                  -----------    ----------
      Net Realized and Unrealized Gain (Loss) on
              Investments and Foreign Currencies   13,707,335     6,652,833
                                                  -----------    ----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations  $13,726,025    $6,250,114
                                                  ===========    ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                                                SMALLCAP VALUE
                                                                   ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends...................................................    $ 1,206,716
 Interest....................................................          5,896
                                                                 -----------
                                                 Total Income      1,212,612
Expenses:
 Management and investment advisory fees.....................        998,160
 Custodian fees..............................................         22,990
 Directors' expenses.........................................          2,662
 Other expenses..............................................            599
                                                                 -----------
                                         Total Gross Expenses      1,024,411
 Less: Fees paid indirectly..................................          7,203
                                                                 -----------
                                           Total Net Expenses      1,017,208
                                                                 -----------
                       Net Investment Income (Operating Loss)        195,404

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.....................................      9,164,382
 Futures contracts...........................................        381,256
Change in unrealized appreciation/depreciation of:
 Investments.................................................      9,662,212
 Futures contracts...........................................        (11,560)
                                                                 -----------
   Net Realized and Unrealized Gain (Loss) on Investments and
                                           Foreign Currencies     19,196,290
                                                                 -----------
         Net Increase (Decrease) in Net Assets Resulting from
                                                   Operations    $19,391,694
                                                                 ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                   ASSET                        BALANCED
                             ALLOCATION ACCOUNT                 ACCOUNT
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                            2004           2003           2004            2003
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  1,182,911   $  1,276,857   $  2,903,757    $  2,512,326
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........     4,207,488      2,648,797      7,919,789         683,572
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     2,725,309     13,132,517        986,558      16,463,035
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     8,115,708     17,058,171     11,810,104      19,658,933

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................    (3,233,014)    (1,630,706)    (2,643,964)     (3,313,240)
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions    (3,233,014)    (1,630,706)    (2,643,964)     (3,313,240)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............     8,744,254     10,402,701      7,937,039      10,978,890
Shares issued in
 reinvestment of
 dividends and
 distributions.........     3,233,014      1,630,706      2,643,964       3,313,240
Shares redeemed........   (11,735,320)   (11,863,551)   (17,934,069)    (16,448,192)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions       241,948        169,856     (7,353,066)     (2,156,062)
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)     5,124,642     15,597,321      1,813,074      14,189,631

NET ASSETS
Beginning of period....    98,005,896     82,408,575    124,734,804     110,545,173
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $103,130,538   $ 98,005,896   $126,547,878    $124,734,804
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $  1,416,869   $  2,804,996   $  2,906,036    $  2,541,313
                         ============   ============   ============    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............       758,032        987,585        594,629         896,556
Shares issued in
 reinvestment of
 dividends and
 distributions.........       283,349        173,479        201,062         302,579
Shares redeemed........    (1,020,572)    (1,174,687)    (1,339,822)     (1,392,021)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)        20,809        (13,623)      (544,131)       (192,886)
                         ============   ============   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                    BOND                     CAPITAL VALUE
                                  ACCOUNT                       ACCOUNT
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                            2004           2003           2004            2003
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $ 11,558,191   $ 10,951,777   $  3,693,899    $  3,205,436
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........     3,210,738      3,275,544     24,440,071      10,288,107
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    (1,496,544)    (3,089,349)     1,417,567      37,108,430
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    13,272,385     11,137,972     29,551,537      50,601,973

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................   (12,457,848)   (10,586,958)    (3,649,034)     (3,184,811)
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions   (12,457,848)   (10,586,958)    (3,649,034)     (3,184,811)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    36,563,171     50,743,938     16,113,246      16,978,138
Shares issued in
 reinvestment of
 dividends and
 distributions.........    12,457,848     10,586,958      3,649,031       3,184,189
Shares redeemed........   (26,585,735)   (31,286,451)   (28,337,750)    (25,868,314)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    22,435,284     30,044,445     (8,575,473)     (5,705,987)
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)    23,249,821     30,595,459     17,327,030      41,711,175

NET ASSETS
Beginning of period....   263,434,669    232,839,210    248,252,616     206,541,441
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $286,684,490   $263,434,669   $265,579,646    $248,252,616
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $ 12,008,310   $ 11,640,111   $     30,496    $     12,102
                         ============   ============   ============    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............     3,043,041      4,197,560        536,063         657,616
Shares issued in
 reinvestment of
 dividends and
 distributions.........     1,053,073        899,486        113,890         111,180
Shares redeemed........    (2,206,623)    (2,592,013)      (943,640)     (1,030,082)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)     1,889,491      2,505,033       (293,687)       (261,286)
                         ============   ============   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                               EQUITY GROWTH                EQUITY INCOME
                                  ACCOUNT                      ACCOUNT
----------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR           YEAR
                            ENDED          ENDED         ENDED          ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                            2004           2003           2004           2003
                        -------------  -------------  ------------  --------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  1,579,400   $  1,110,535   $ 1,476,263    $ 1,205,333
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........    26,188,530      1,590,596     1,182,274     (1,159,530)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    (3,707,195)    52,198,720     3,712,026      3,496,323
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    24,060,735     54,899,851     6,370,563      3,542,126

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................    (1,452,333)    (1,013,283)   (1,489,623)    (1,194,735)
                         ------------   ------------   -----------    -----------
    Total Dividends and
          Distributions    (1,452,333)    (1,013,283)   (1,489,623)    (1,194,735)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    11,087,480     20,029,915    10,557,712      4,386,440
Shares issued in
 reinvestment of
 dividends and
 distributions.........     1,452,333      1,013,267     1,489,623      1,194,735
Shares redeemed........   (27,279,170)   (21,143,227)   (2,611,615)    (2,751,968)
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   (14,739,357)      (100,045)    9,435,720      2,829,207
                         ------------   ------------   -----------    -----------
         Total Increase
             (Decrease)     7,869,045     53,786,523    14,316,660      5,176,598

NET ASSETS
Beginning of period....   272,830,823    219,044,300    30,255,143     25,078,545
                         ------------   ------------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $280,699,868   $272,830,823   $44,571,803    $30,255,143
                         ============   ============   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $     10,452   $     10,913   $    50,573    $    10,598
                         ============   ============   ===========    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............       750,122      1,489,413     1,288,421        575,829
Shares issued in
 reinvestment of
 dividends and
 distributions.........        92,388         70,122       166,811        152,394
Shares redeemed........    (1,842,946)    (1,700,052)     (320,010)      (370,003)
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)    (1,000,436)      (140,517)    1,135,222        358,220
                         ============   ============   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                                          GOVERNMENT
                                   EQUITY VALUE           SECURITIES
                                     ACCOUNT               ACCOUNT
-------------------------------------------------------------------------------
                                      PERIOD         YEAR            YEAR
                                      ENDED          ENDED           ENDED
                                   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                    2004/(A)/        2004            2003
                                   ------------  -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating
 loss)...........................  $   12,212    $ 13,265,707    $ 14,592,562
Net realized gain (loss) from
 investment and foreign currency
 transactions....................      11,683       1,369,806      (1,268,375)
Change in unrealized
 appreciation/depreciation of
 investments and translation of
 assets and liabilities in
 foreign currencies..............     203,117      (2,832,781)     (7,005,698)
                                   ----------    ------------    ------------
   Net Increase (Decrease) in Net
 Assets Resulting from Operations     227,012      11,802,732       6,318,489

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income.......     (12,060)    (16,266,441)    (13,034,314)
From net realized gain on
 investment and foreign currency
 transactions....................      (1,620)             --              --
                                   ----------    ------------    ------------
Total Dividends and Distributions     (13,680)    (16,266,441)    (13,034,314)

CAPITAL SHARE TRANSACTIONS
Shares sold......................   2,000,000      25,578,825      97,681,350
Shares issued in reinvestment of
 dividends and distributions.....          --      16,266,441      13,034,314
Shares redeemed..................          --     (71,911,448)    (77,436,747)
                                   ----------    ------------    ------------
   Net Increase (Decrease) in Net
        Assets from Capital Share
                     Transactions   2,000,000     (30,066,182)     33,278,917
                                   ----------    ------------    ------------
        Total Increase (Decrease)   2,213,332     (34,529,891)     26,563,092

NET ASSETS
Beginning of period..............          --     368,563,674     342,000,582
                                   ----------    ------------    ------------
End of period (including
 undistributed net investment
 income as set forth below)......  $2,213,332    $334,033,783    $368,563,674
                                   ==========    ============    ============
Undistributed (Overdistributed)
 Net Investment Income (Operating
 Loss)...........................  $      152    $ 14,338,974    $ 16,265,884
                                   ==========    ============    ============


INCREASE (DECREASE) IN CAPITAL
 SHARES
Shares sold......................     200,000       2,230,525       8,333,542
Shares issued in reinvestment of
 dividends and distributions.....          --       1,436,965       1,125,588
Shares redeemed..................          --      (6,265,374)     (6,643,525)
                                   ----------    ------------    ------------
Net Increase (Decrease)..........     200,000      (2,597,884)      2,815,605
                                   ==========    ============    ============



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                   GROWTH                    INTERNATIONAL
                                  ACCOUNT                       ACCOUNT
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                            2004           2003           2004            2003
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    914,729   $    445,071   $  2,608,511    $  1,748,009
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........    15,859,882     (8,389,156)    31,104,058         112,195
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    (4,913,672)    38,406,650      4,814,058      37,769,622
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    11,860,939     30,462,565     38,526,627      39,629,826

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................      (442,917)      (287,557)    (1,795,063)     (1,359,959)
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions      (442,917)      (287,557)    (1,795,063)     (1,359,959)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............     4,490,927      5,810,192     30,706,201      27,531,408
Shares issued in
 reinvestment of
 dividends and
 distributions.........       442,917        287,557      1,795,063       1,359,959
Shares redeemed........   (22,502,823)   (19,244,723)   (10,205,769)    (18,657,503)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   (17,568,979)   (13,146,974)    22,295,495      10,233,864
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)    (6,150,957)    17,028,034     59,027,059      48,503,731

NET ASSETS
Beginning of period....   141,107,205    124,079,171    167,725,999     119,222,268
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $134,956,248   $141,107,205   $226,753,058    $167,725,999
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    914,507   $    443,344   $  2,509,204    $  1,778,506
                         ============   ============   ============    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............       404,229        606,856      2,585,239       2,954,418
Shares issued in
 reinvestment of
 dividends and
 distributions.........        39,795         34,397        155,956         163,064
Shares redeemed........    (2,024,747)    (2,053,911)      (861,655)     (2,088,003)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)    (1,580,723)    (1,412,658)     1,879,540       1,029,479
                         ============   ============   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                              INTERNATIONAL                INTERNATIONAL
                                 EMERGING                    SMALLCAP
                             MARKETS ACCOUNT                  ACCOUNT
---------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR           YEAR
                           ENDED         ENDED         ENDED           ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2004          2003          2004           2003
                        ------------  ------------  ------------  ---------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   278,916   $   172,606   $   598,496    $    472,357
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........    6,307,999     1,654,151    18,578,076        (399,828)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    1,508,449     5,523,403     2,905,890      22,079,027
                         -----------   -----------   -----------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    8,095,364     7,350,160    22,082,462      22,151,556

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................     (255,105)     (138,194)     (602,428)       (643,639)
From net realized gain
 on investment and
 foreign currency
 transactions..........   (3,050,039)           --            --              --
Tax return of capital
 distributions.........           --       (22,843)           --              --
                         -----------   -----------   -----------    ------------
    Total Dividends and
          Distributions   (3,305,144)     (161,037)     (602,428)       (643,639)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............   13,136,231    11,350,792    15,622,099      15,333,791
Shares issued in
 reinvestment of
 dividends and
 distributions.........    3,305,144       161,037       602,428         643,639
Shares redeemed........   (1,700,782)   (5,563,890)   (4,113,081)    (10,155,569)
                         -----------   -----------   -----------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   14,740,593     5,947,939    12,111,446       5,821,861
                         -----------   -----------   -----------    ------------
         Total Increase
             (Decrease)   19,530,813    13,137,062    33,591,480      27,329,778

NET ASSETS
Beginning of period....   23,971,665    10,834,603    66,241,909      38,912,131
                         -----------   -----------   -----------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $43,502,478   $23,971,665   $99,833,389    $ 66,241,909
                         ===========   ===========   ===========    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $   (22,946)  $    (9,763)  $   515,244    $    441,191
                         ===========   ===========   ===========    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............      980,751     1,176,947     1,041,571       1,571,845
Shares issued in
 reinvestment of
 dividends and
 distributions.........      231,452        13,008        43,371          74,067
Shares redeemed........     (133,906)     (640,478)     (275,568)     (1,114,228)
                         -----------   -----------   -----------    ------------
Net Increase (Decrease)    1,078,297       549,477       809,374         531,684
                         ===========   ===========   ===========    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                                             LARGECAP
                              LARGECAP BLEND              GROWTH EQUITY
                                 ACCOUNT                     ACCOUNT
--------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR           YEAR
                           ENDED         ENDED         ENDED          ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2004          2003          2004           2003
                        ------------  ------------  ------------  --------------
--------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   873,700   $   324,791   $    78,596    $   (10,063)
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........    3,364,013     1,386,425       408,609       (123,257)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    3,734,852     5,838,029       526,435      2,077,505
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    7,972,565     7,549,245     1,013,640      1,944,185

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................     (857,049)     (307,708)      (75,416)            --
From net realized gain
 on investment and
 foreign currency
 transactions..........   (4,172,752)           --            --             --
                         -----------   -----------   -----------    -----------
    Total Dividends and
          Distributions   (5,029,801)     (307,708)      (75,416)            --

CAPITAL SHARE
 TRANSACTIONS
Shares sold............   32,174,295    33,641,078     7,615,063     17,661,821
Shares issued in
 reinvestment of
 dividends and
 distributions.........    5,029,801       307,708        75,416             --
Shares redeemed........   (4,027,881)     (485,176)   (2,126,681)      (501,175)
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   33,176,215    33,463,610     5,563,798     17,160,646
                         -----------   -----------   -----------    -----------
         Total Increase
             (Decrease)   36,118,979    40,705,147     6,502,022     19,104,831

NET ASSETS
Beginning of period....   54,631,845    13,926,698    24,676,880      5,572,049
                         -----------   -----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $90,750,824   $54,631,845   $31,178,902    $24,676,880
                         ===========   ===========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    12,062   $     9,673   $       424    $        --
                         ===========   ===========   ===========    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............    3,093,082     3,641,984     1,716,094      4,114,144
Shares issued in
 reinvestment of
 dividends and
 distributions.........      479,020        30,252        16,648             --
Shares redeemed........     (384,677)      (54,877)     (483,482)      (125,858)
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)    3,187,425     3,617,359     1,249,260      3,988,286
                         ===========   ===========   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                               LARGECAP STOCK               LARGECAP VALUE
                               INDEX ACCOUNT                   ACCOUNT
----------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR          PERIOD
                            ENDED          ENDED         ENDED          ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                            2004           2003           2004           2003
                        -------------  -------------  ------------  --------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  2,255,846   $  1,244,660   $ 1,028,886    $   461,722
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........       368,770        618,617     1,702,711        (99,398)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    11,735,501     20,954,042     5,757,833      7,338,953
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    14,360,117     22,817,319     8,489,430      7,701,277

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................    (2,215,968)    (1,230,341)   (1,012,056)      (446,467)
From net realized gain
 on investment and
 foreign currency
 transactions..........            --             --    (1,130,128)            --
                         ------------   ------------   -----------    -----------
    Total Dividends and
          Distributions    (2,215,968)    (1,230,341)   (2,142,184)      (446,467)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    37,165,309     31,623,042    28,731,943     26,840,421
Shares issued in
 reinvestment of
 dividends and
 distributions.........     2,215,968      1,230,341     2,142,184        446,467
Shares redeemed........   (11,926,616)    (8,751,926)   (3,721,097)      (507,329)
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    27,454,661     24,101,457    27,153,030     26,779,559
                         ------------   ------------   -----------    -----------
         Total Increase
             (Decrease)    39,598,810     45,688,435    33,500,276     34,034,369

NET ASSETS
Beginning of period....   118,637,926     72,949,491    47,220,625     13,186,256
                         ------------   ------------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $158,236,736   $118,637,926   $80,720,901    $47,220,625
                         ============   ============   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $     39,878   $     14,319   $    11,311    $     3,325
                         ============   ============   ===========    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............     4,513,103      4,387,713     2,575,016      2,839,727
Shares issued in
 reinvestment of
 dividends and
 distributions.........       256,478        155,941       182,799         42,286
Shares redeemed........    (1,448,322)    (1,300,332)     (338,000)       (56,808)
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)     3,321,259      3,243,322     2,419,815      2,825,205
                         ============   ============   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                               LIMITED TERM                    MIDCAP
                               BOND ACCOUNT                   ACCOUNT
----------------------------------------------------------------------------------
                            YEAR         PERIOD         YEAR            YEAR
                           ENDED         ENDED          ENDED           ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                            2004       2003 /(A)/       2004            2003
                        ------------  ------------  -------------  ---------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $ 1,016,203   $   164,552   $  3,620,491    $  2,982,175
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........     (143,117)          (86)    33,581,941      17,573,440
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     (405,127)      (17,653)    22,139,616      59,981,855
                         -----------   -----------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations      467,959       146,813     59,342,048      80,537,470

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................           --      (159,924)    (3,603,854)     (2,964,926)
From net realized gain
 on investment and
 foreign currency
 transactions..........           --            --    (36,303,151)             --
                         -----------   -----------   ------------    ------------
    Total Dividends and
          Distributions           --      (159,924)   (39,907,005)     (2,964,926)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............   40,451,911    25,801,977     27,823,226      27,087,667
Shares issued in
 reinvestment of
 dividends and
 distributions.........           --       159,924     39,906,970       2,964,926
Shares redeemed........   (5,230,694)   (5,396,561)   (26,065,448)    (22,407,461)
                         -----------   -----------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   35,221,217    20,565,340     41,664,748       7,645,132
                         -----------   -----------   ------------    ------------
         Total Increase
             (Decrease)   35,689,176    20,552,229     61,099,791      85,217,676

NET ASSETS
Beginning of period....   20,552,229            --    334,203,986     248,986,310
                         -----------   -----------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $56,241,405   $20,552,229   $395,303,777    $334,203,986
                         ===========   ===========   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $ 1,069,353   $     7,486   $     13,972    $     13,533
                         ===========   ===========   ============    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............    4,021,296     2,580,007        720,222         833,506
Shares issued in
 reinvestment of
 dividends and
 distributions.........           --        16,009      1,036,920          80,549
Shares redeemed........     (520,379)     (538,630)      (680,624)       (741,086)
                         -----------   -----------   ------------    ------------
Net Increase (Decrease)    3,500,917     2,057,386      1,076,518         172,969
                         ===========   ===========   ============    ============



/(a) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                              MIDCAP GROWTH                MIDCAP VALUE
                                 ACCOUNT                      ACCOUNT
---------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR            YEAR
                           ENDED         ENDED          ENDED          ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                            2004          2003          2004            2003
                        ------------  ------------  -------------  --------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  (168,150)  $  (119,860)  $     65,336    $    37,683
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........    2,391,874     1,751,217      9,455,706      1,848,553
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    4,005,358     8,910,032      3,826,375     10,004,780
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    6,229,082    10,541,389     13,347,417     11,891,016

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................           --            --        (53,875)       (27,166)
From net realized gain
 on investment and
 foreign currency
 transactions..........           --            --     (8,252,823)      (582,274)
                         -----------   -----------   ------------    -----------
    Total Dividends and
          Distributions           --            --     (8,306,698)      (609,440)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    9,019,774    24,223,832     25,238,587     18,272,263
Shares issued in
 reinvestment of
 dividends and
 distributions.........           --            --      8,306,698        609,440
Shares redeemed........   (9,862,540)   (2,411,334)   (12,474,383)    (2,875,687)
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions     (842,766)   21,812,498     21,070,902     16,006,016
                         -----------   -----------   ------------    -----------
         Total Increase
             (Decrease)    5,386,316    32,353,887     26,111,621     27,287,592

NET ASSETS
Beginning of period....   54,287,754    21,933,867     52,053,984     24,766,392
                         -----------   -----------   ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $59,674,070   $54,287,754   $ 78,165,605    $52,053,984
                         ===========   ===========   ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --   $        --   $         --    $        --
                         ===========   ===========   ============    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............    1,004,369     2,997,393      1,688,010      1,532,003
Shares issued in
 reinvestment of
 dividends and
 distributions.........           --            --        556,530         44,005
Shares redeemed........   (1,108,751)     (328,524)      (846,051)      (254,500)
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)     (104,382)    2,668,869      1,398,489      1,321,508
                         ===========   ===========   ============    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                                                   PRINCIPAL
                                         MONEY MARKET            LIFETIME 2010
                                           ACCOUNT                  ACCOUNT
-------------------------------------------------------------------------------
                                     YEAR            YEAR           PERIOD
                                    ENDED           ENDED            ENDED
                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     2004            2003          2004/(A)/
                                --------------  --------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).............  $   1,311,472   $   1,333,183      $   114
Net realized gain (loss) from
 investment and foreign
 currency transactions........             --              --          109
Change in unrealized
 appreciation/depreciation of
 investments and translation
 of assets and liabilities in
 foreign currencies...........             --              --          710
                                -------------   -------------      -------
Net Increase (Decrease) in Net
         Assets Resulting from
                    Operations      1,311,472       1,333,183          933

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income....     (1,311,472)     (1,333,183)         (90)
                                -------------   -------------      -------
           Total Dividends and
                 Distributions     (1,311,472)     (1,333,183)         (90)

CAPITAL SHARE TRANSACTIONS
Shares sold...................    126,793,481     101,802,286       10,000
Shares issued in reinvestment
 of dividends and
 distributions................      1,311,472       1,333,183           --
Shares redeemed...............   (139,096,629)   (153,045,612)          --
                                -------------   -------------      -------
Net Increase (Decrease) in Net
     Assets from Capital Share
                  Transactions    (10,991,676)    (49,910,143)      10,000
                                -------------   -------------      -------
     Total Increase (Decrease)    (10,991,676)    (49,910,143)      10,843

NET ASSETS
Beginning of period...........    151,544,989     201,455,132           --
                                -------------   -------------      -------
End of period (including
 undistributed net investment
 income as set forth below)...  $ 140,553,313   $ 151,544,989      $10,843
                                =============   =============      =======
Undistributed
 (Overdistributed) Net
 Investment Income (Operating
 Loss)........................  $          --   $          --      $    24
                                =============   =============      =======


INCREASE (DECREASE) IN CAPITAL
 SHARES
Shares sold...................    126,793,481     101,802,286        1,000
Shares issued in reinvestment
 of dividends and
 distributions................      1,311,472       1,333,183           --
Shares redeemed...............   (139,096,629)   (153,045,612)          --
                                -------------   -------------      -------
Net Increase (Decrease).......    (10,991,676)    (49,910,143)       1,000
                                =============   =============      =======



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                                    PRINCIPAL      PRINCIPAL
                                                     LIFETIME       LIFETIME
                                                   2020 ACCOUNT   2030 ACCOUNT
-------------------------------------------------------------------------------
                                                      PERIOD         PERIOD
                                                      ENDED          ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                    2004/(A)/      2004/(A)/
                                                   ------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)...........    $   149       $  1,492
Net realized gain (loss) from investment and
 foreign currency transactions...................        118          1,088
Change in unrealized appreciation/depreciation of
 investments and translation of assets and
 liabilities in foreign currencies...............      1,004          2,242
                                                     -------       --------
  Net Increase (Decrease) in Net Assets Resulting
                                  from Operations      1,271          4,822

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.......................       (118)        (1,203)
From net realized gain on investment and foreign
 currency transactions...........................         --             (3)
                                                     -------       --------
                Total Dividends and Distributions       (118)        (1,206)

CAPITAL SHARE TRANSACTIONS
Shares sold......................................     13,954        147,572
Shares issued in reinvestment of dividends and
 distributions...................................         27          1,118
Shares redeemed..................................         --           (951)
                                                     -------       --------
       Net Increase (Decrease) in Net Assets from
                       Capital Share Transactions     13,981        147,739
                                                     -------       --------
                        Total Increase (Decrease)     15,134        151,355

NET ASSETS
Beginning of period..............................         --             --
                                                     -------       --------
End of period (including undistributed net
 investment income as set forth below)...........    $15,134       $151,355
                                                     =======       ========
Undistributed (Overdistributed) Net Investment
 Income (Operating Loss).........................    $    31       $    289
                                                     =======       ========


INCREASE (DECREASE) IN CAPITAL SHARES
Shares sold......................................      1,378         13,784
Shares issued in reinvestment of dividends and
 distributions...................................          2            103
Shares redeemed..................................         --            (91)
                                                     -------       --------
Net Increase (Decrease)..........................      1,380         13,796
                                                     =======       ========



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                                    PRINCIPAL      PRINCIPAL
                                                     LIFETIME       LIFETIME
                                                   2040 ACCOUNT   2050 ACCOUNT
-------------------------------------------------------------------------------
                                                      PERIOD         PERIOD
                                                      ENDED          ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                    2004/(A)/      2004/(A)/
                                                   ------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)...........   $  1,388        $   779
Net realized gain (loss) from investment and
 foreign currency transactions...................        878            451
Change in unrealized appreciation/depreciation of
 investments and translation of assets and
 liabilities in foreign currencies...............      9,151          6,819
                                                    --------        -------
  Net Increase (Decrease) in Net Assets Resulting
                                  from Operations     11,417          8,049

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.......................     (1,128)          (641)
From net realized gain on investment and foreign
 currency transactions...........................         --            (13)
                                                    --------        -------
                Total Dividends and Distributions     (1,128)          (654)

CAPITAL SHARE TRANSACTIONS
Shares sold......................................    137,859         83,056
Shares issued in reinvestment of dividends and
 distributions...................................      1,041            571
Shares redeemed..................................     (2,319)        (2,781)
                                                    --------        -------
       Net Increase (Decrease) in Net Assets from
                       Capital Share Transactions    136,581         80,846
                                                    --------        -------
                        Total Increase (Decrease)    146,870         88,241

NET ASSETS
Beginning of period..............................         --             --
                                                    --------        -------
End of period (including undistributed net
 investment income as set forth below)...........   $146,870        $88,241
                                                    ========        =======
Undistributed (Overdistributed) Net Investment
 Income (Operating Loss).........................   $    260        $   138
                                                    ========        =======


INCREASE (DECREASE) IN CAPITAL SHARES
Shares sold......................................     13,358          8,167
Shares issued in reinvestment of dividends and
 distributions...................................         95             52
Shares redeemed..................................       (214)          (264)
                                                    --------        -------
Net Increase (Decrease)..........................     13,239          7,955
                                                    ========        =======



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                   PRINCIPAL
                                    LIFETIME              REAL ESTATE
                                STRATEGIC INCOME          SECURITIES
                                    ACCOUNT                 ACCOUNT
-------------------------------------------------------------------------------
                                     PERIOD           YEAR            YEAR
                                     ENDED            ENDED          ENDED
                                  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                   2004/(A)/          2004            2003
                                ----------------  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).............      $   116       $  2,584,840    $ 2,502,035
Net realized gain (loss) from
 investment and foreign
 currency transactions........          138         12,478,593      2,682,055
Change in unrealized
 appreciation/depreciation of
 investments and translation
 of assets and liabilities in
 foreign currencies...........          508         19,431,275     17,253,518
                                    -------       ------------    -----------
Net Increase (Decrease) in Net
         Assets Resulting from
                    Operations          762         34,494,708     22,437,608

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income....          (85)        (2,579,353)    (2,467,773)
From net realized gain on
 investment and foreign
 currency transactions........           --        (12,278,752)    (1,622,204)
                                    -------       ------------    -----------
           Total Dividends and
                 Distributions          (85)       (14,858,105)    (4,089,977)

CAPITAL SHARE TRANSACTIONS
Shares sold...................       10,000         32,903,109     29,325,278
Shares issued in reinvestment
 of dividends and
 distributions................           --         14,858,105      3,821,507
Shares redeemed...............           --        (14,393,456)    (4,834,596)
                                    -------       ------------    -----------
Net Increase (Decrease) in Net
     Assets from Capital Share
                  Transactions       10,000         33,367,758     28,312,189
                                    -------       ------------    -----------
     Total Increase (Decrease)       10,677         53,004,361     46,659,820

NET ASSETS
Beginning of period...........           --         93,017,853     46,358,033
                                    -------       ------------    -----------
End of period (including
 undistributed net investment
 income as set forth below)...      $10,677       $146,022,214    $93,017,853
                                    =======       ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income (Operating
 Loss)........................      $    31       $     35,059    $    30,219
                                    =======       ============    ===========


INCREASE (DECREASE) IN CAPITAL
 SHARES
Shares sold...................        1,000          2,008,183      2,232,857
Shares issued in reinvestment
 of dividends and
 distributions................           --            857,440        261,063
Shares redeemed...............           --           (938,152)      (377,421)
                                    -------       ------------    -----------
Net Increase (Decrease).......        1,000          1,927,471      2,116,499
                                    =======       ============    ===========



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                                             SMALLCAP
                                 SMALLCAP                     GROWTH
                                 ACCOUNT                     ACCOUNT
--------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR           YEAR
                           ENDED         ENDED         ENDED          ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2004          2003          2004           2003
                        ------------  ------------  ------------  --------------
--------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    18,690   $    36,757   $  (402,719)   $  (263,593)
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........   11,020,387     3,438,436     2,613,017      3,784,244
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    2,686,948    10,242,482     4,039,816     12,332,953
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations   13,726,025    13,717,675     6,250,114     15,853,604

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................           --       (43,235)           --             --
Tax return of capital
 distributions.........           --          (889)           --             --
                         -----------   -----------   -----------    -----------
    Total Dividends and
          Distributions           --       (44,124)           --             --

CAPITAL SHARE
 TRANSACTIONS
Shares sold............   13,335,829    22,335,767     8,798,469     11,648,431
Shares issued in
 reinvestment of
 dividends and
 distributions.........           --        42,665            --             --
Shares redeemed........   (7,231,747)   (2,967,433)   (7,223,060)    (4,628,357)
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    6,104,082    19,410,999     1,575,409      7,020,074
                         -----------   -----------   -----------    -----------
         Total Increase
             (Decrease)   19,830,107    33,084,550     7,825,523     22,873,678

NET ASSETS
Beginning of period....   65,285,232    32,200,682    55,627,807     32,754,129
                         -----------   -----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $85,115,339   $65,285,232   $63,453,330    $55,627,807
                         ===========   ===========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    18,058   $        --   $        --    $        --
                         ===========   ===========   ===========    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............    1,598,467     3,135,415     1,049,160      1,641,322
Shares issued in
 reinvestment of
 dividends and
 distributions.........           --         5,890            --             --
Shares redeemed........     (876,954)     (471,216)     (878,433)      (695,388)
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)      721,513     2,670,089       170,727        945,934
                         ===========   ===========   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                                        SMALLCAP VALUE
                                                            ACCOUNT
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                  DECEMBER 31,    DECEMBER 31,
                                                      2004            2003
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $    195,404    $   286,577
Net realized gain (loss) from investment and
 foreign currency transactions..................     9,545,638      3,786,145
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............     9,650,652     20,991,788
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations    19,391,694     25,064,510

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................      (148,451)      (262,443)
From net realized gain on investment and foreign
 currency transactions..........................    (9,148,625)    (2,168,308)
                                                  ------------    -----------
               Total Dividends and Distributions    (9,297,076)    (2,430,751)

CAPITAL SHARE TRANSACTIONS
Shares sold.....................................    21,156,665     18,446,873
Shares issued in reinvestment of dividends and
 distributions..................................     9,196,632      2,197,472
Shares redeemed.................................   (15,377,279)    (5,359,483)
                                                  ------------    -----------
      Net Increase (Decrease) in Net Assets from
                      Capital Share Transactions    14,976,018     15,284,862
                                                  ------------    -----------
                       Total Increase (Decrease)    25,070,636     37,918,621

NET ASSETS
Beginning of period.............................    82,135,413     44,216,792
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $107,206,049    $82,135,413
                                                  ============    ===========
Undistributed (Overdistributed) Net Investment
 Income (Operating Loss)........................  $     52,355    $    13,144
                                                  ============    ===========


INCREASE (DECREASE) IN CAPITAL SHARES
Shares sold.....................................     1,330,237      1,483,978
Shares issued in reinvestment of dividends and
 distributions..................................       563,181        149,082
Shares redeemed.................................      (984,594)      (462,988)
                                                  ------------    -----------
Net Increase (Decrease).........................       908,824      1,170,072
                                                  ============    ===========



See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Variable Contracts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates in the mutual fund industry. At December 31, 2004, the Fund consists of 31 accounts (Asset Allocation Account, Balanced Account, Bond Account, Capital Value Account, Equity Growth Account, Equity Income Account, Equity Value Account, Government Securities Account, Growth Account, International Account, International Emerging Markets Account, International SmallCap Account, LargeCap Blend Account, LargeCap Growth Equity Account, LargeCap Stock Index Account, LargeCap Value Account, Limited Term Bond Account, MidCap Account, MidCap Growth Account, MidCap Value Account, Money Market Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SmallCap Account, SmallCap Growth Account, and SmallCap Value Account), known as the "Accounts".

Effective March 1, 2004, Real Estate Account and Utilities Account changed their names to Real Estate Securities Account and Equity Income Account, respectively.

Effective August 30, 2004, the initial purchases of 1,000 shares of Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, and 200,000 shares of Equity Value Account were made by Principal Life Insurance Company.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:



SECURITY VALUATION. . Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, and Principal LifeTime Strategic Income Account (collectively, the "Principal LifeTime Accounts") primarily invest in combinations of other accounts (the "Underlying Accounts") managed by Principal Management Corporation (the "Manager"). Investments in the Underlying Accounts are valued at the closing net asset value per share of each Underlying Account on the day of valuation.

The Accounts (with the exception of Money Market Account and the Principal LifeTime Accounts) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price based on information provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation under procedures established and periodically reviewed by the Fund's Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account's net asset value are ordinarily not reflected in the account's net asset value. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account's net asset value are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security's fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine its net asset value, for example weekends and other customary national U.S. holidays, each account's net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

Short-term securities are valued at amortized cost, which approximates market. Money Market Account values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.



CURRENCY TRANSLATION. . Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the London Exchange. The identified cost of the fund holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies



INCOME AND INVESTMENT TRANSACTIONS. . The Accounts record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities.



EXPENSES . Expenses directly attributed to an account are charged to that account. Other account expenses not directly attributed to an account are apportioned among the funds managed by Principal Management Corporation. Expenses included in the statements of operations of the Principal LifeTime Accounts reflect the expenses of each Principal LifeTime Account and do not include any expenses associated with the Underlying Accounts.



DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS . With respect to Money Market Account, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, commission recapture, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.



FEDERAL INCOME TAXES. . No provision for federal income taxes is considered necessary because each account is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



FOREIGN TAXES . Certain of the accounts are subject to foreign income withholding taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon disposition of Indian securities held by the accounts are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. The accounts accrue an estimated deferred tax liability for future gains on Indian securities. At December 31, 2004, International Account and International Emerging Markets Account had a deferred tax liability of $7,892 and $6,804, respectively, as shown on the statements of assets and liabilities. For the year ended December 31, 2004, International Account and International Emerging Markets Account recognized a decrease in unrealized gains and losses of $7,892 and $6,804, respectively, for deferred foreign taxes, included as a component of the change in unrealized appreciation/depreciation of investments on the statements of operations, and realized a reduction of gains on disposition of Indian securities of $533 and $30,605, respectively, for foreign taxes paid, included as a component of realized gain (loss) from investment transactions on the statements of operations. At December 31, 2004, International Account and International Emerging Markets Account had no capital loss carryforwards relating to Indian securities.


3. OPERATING POLICIES



FEES PAID INDIRECTLY. . The Accounts have entered into an agreement to partially recapture nondiscounted trade commissions through a commission recapture program. Such rebates are used solely to offset a portion of each account's expenses. Certain of the Accounts have also entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of each account's expenses. These amounts are reflected in the statements of operations.



FUTURES CONTRACTS. . The Accounts (with the exception of Money Market Account) may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account's cost basis in the contract.



JOINT TRADING ACCOUNT. . Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.



INDEMNIFICATION . Under the Fund's by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.



LINE OF CREDIT. . Certain of the Accounts participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus ..50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating accounts and funds in proportion to their average net assets during each calendar quarter. At December 31, 2004, the Accounts had no outstanding borrowings under the line of credit.

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
3. OPERATING POLICIES (CONTINUED)



RESTRICTED SECURITIES. . Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.



SECURITIES LENDING . Certain of the Accounts may lend portfolio securities to approved brokerage firms to earn additional income. Each applicable account receives collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. Cash collateral received is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Accounts and any additional required collateral is delivered to the Accounts on the next business day. Although risk is mitigated by the collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of December 31, 2004, the Accounts had securities on loan and collateral as follows:

                                                  VALUE OF         VALUE OF
                                              SECURITIES LOANED   COLLATERAL
                                              -----------------  -------------
 Asset Allocation Account                        $   520,627      $   538,866
 Balanced Account                                  4,160,837        4,261,000
 Bond Account                                      2,179,416        2,203,340
 Equity Growth Account                            11,474,674       11,861,834
 Growth Account                                    1,976,000        2,020,000
 International Account                            15,652,867       16,474,408
 International SmallCap Account                    9,644,604       10,099,053
 LargeCap Stock Index Account                        236,616          244,000
 MidCap Growth Account                               263,378          273,000




REPURCHASE AGREEMENTS . The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. The value of the collateral is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event the seller of a repurchase agreement defaults, the Account could experience delays in the realization of the collateral.



SWAP AGREEMENTS. . Certain of the Accounts may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. Swaps are marked-to-market daily based on an evaluated price provided by a pricing service; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. Periodic payments received or made at the end of each measurement period are recorded as realized gain or loss on the statements of operations. Upon termination of the swap agreement, the account recognizes a realized gain or loss. Notional principal amounts are used to express the extent of involvement in these contracts, but the potential amounts subject to loss are much lower. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the accounts' schedules of investments.

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES. . The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each account's average daily net assets. The annual rates used in this calculation are as follows:

                                          NET ASSETS OF ACCOUNTS
                                              (IN MILLIONS)
                                  -------------------------------------
                                  FIRST    NEXT    NEXT    NEXT     OVER
                                   $100    $100    $100    $100     $400
                                  -----    ----    ----    ----     ----
 Asset Allocation Account          .80%    .75%    .70%    .65%     .60%
 Balanced Account                  .60     .55     .50     .45      .40
 Bond Account                      .50     .45     .40     .35      .30
 Equity Growth Account             .80     .75     .70     .65      .60
 Equity Income Account             .60     .55     .50     .45      .40
 Government Securities Account     .50     .45     .40     .35      .30
 International SmallCap Account   1.20    1.15    1.10    1.05     1.00
 Limited Term Bond Account         .50     .45     .40     .35      .30
 MidCap Account                    .65     .60     .55     .50      .45
 MidCap Growth Account             .90     .85     .80     .75      .70
 Money Market Account              .50     .45     .40     .35      .30
 Real Estate Securities Account    .90     .85     .80     .75      .70
 SmallCap Account                  .85     .80     .75     .70      .65
 SmallCap Growth Account          1.00     .95     .90     .85      .80
 SmallCap Value Account           1.10    1.05    1.00     .95      .90


                                              NET ASSETS OF ACCOUNTS
                                                   (IN MILLIONS)
                                      -------------------------------------
                                      FIRST    NEXT    NEXT    NEXT     OVER
                                       $250    $250    $250    $250    $1,000
                                      -----    ----    ----    ----    ------
 Capital Value Account                 .60%    .55%    .50%    .45%      .40%
 Equity Value Account                  .85     .80     .75     .70       .65
 Growth Account                        .60     .55     .50     .45       .40
 International Account                 .85     .80     .75     .70       .65
 International Emerging Markets       1.25    1.20    1.15    1.10      1.05
 Account
 LargeCap Blend Account                .75     .70     .65     .60       .55
 LargeCap Value Account                .75     .70     .65     .60       .55
 MidCap Value Account                 1.05    1.00     .95     .90       .85


                                                 OVERALL FEE
                                                -------------
 LargeCap Growth Equity Account                    1.00  %
 LargeCap Stock Index Account                       .35
 Principal LifeTime 2010 Account                    .1225
 Principal LifeTime 2020 Account                    .1225
 Principal LifeTime 2030 Account                    .1225
 Principal LifeTime 2040 Account                    .1225
 Principal LifeTime 2050 Account                    .1225
 Principal LifeTime Strategic Income Account        .1225

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Manager has voluntarily agreed to limit the expenses for certain accounts. The limits are expressed as a percentage of average daily net assets attributable to each account on an annualized basis during the period. The limits may be changed at any time. The operating expense limits as of December 31, 2004, are as follows:

                                                    EXPENSE LIMIT
                                                   ---------------
 Equity Value Account                                   1.10%
 LargeCap Stock Index Account                            .40
 Principal LifeTime 2010 Account                         .16
 Principal LifeTime 2020 Account                         .13
 Principal LifeTime 2030 Account                         .16
 Principal LifeTime 2040 Account                         .14
 Principal LifeTime 2050 Account                         .13
 Principal LifeTime Strategic Income Account             .14



Effective May 1, 2004 the expense limit was eliminated on International Emerging Markets Account, LargeCap Blend Account, LargeCap Value Account, and Limited Term Bond Account.



AFFILIATED OWNERSHIP. . At December 31, 2004, Principal Life Insurance Company (an affiliate of Princor Financial Services Corporation) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned all of the shares of the Accounts.

For the periods ended December 31, 2004, information, on a federal tax basis, regarding affiliated securities held by the accounts was as follows:

                         DECEMBER 31, 2003      PURCHASES          SALES        DECEMBER 31, 2004
                         ---------           ---------------  ----------------  ------------------
                         SHARES     COST     SHARES   COST    SHARES  PROCEEDS  SHARES      COST
                         -------  ---------  ------  -------  ------  --------  -------  -----------
 LARGECAP STOCK INDEX
 ACCOUNT
     Principal            3,504   $100,363    678    $23,840    --       $--     4,182    $124,203
 Financial Group
          (parent
 company of Principal
 Financial
           Services,
 Inc.)


                                 PURCHASES               SALES         DECEMBER 31, 2004
                         -------------------------  ------------      ------------------
                         SHARES             COST    SHARES  PROCEEDS   SHARES      COST
                         ------            -------  ------  --------  --------  -----------
 PRINCIPAL LIFETIME
 2010 ACCOUNT
 Bond Account              267             $ 3,232     2      $ 33       265      $ 3,199
 Capital Value Account      12                 315     1         4        11          311
 Equity Income Account     104                 857     1         8       103          849
 International Account      57                 650     1         6        56          644
 LargeCap Growth Equity    210                 890     2         9       208          881
 Account
 LargeCap Stock Index      137               1,101     2        11       135        1,090
 Account
 LargeCap Value Account     54                 595     1         5        53          590
 Money Market Account      975                 975    10        10       965          965
 Real Estate Securities     90                1503     1        13        89        1,490
 Account
 SmallCap Account           56                 434     1         5        55          429
                         -----             -------  ----    ------    ------    ---------
                          1962             $10,552    22      $104     1,940      $10,448
                         =====             =======  ====    ======    ======    =========

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

                                 PURCHASES               SALES         DECEMBER 31, 2004
                         -------------------------  ------------      ------------------
                         SHARES             COST    SHARES  PROCEEDS   SHARES      COST
                         ------            -------  ------  --------  --------  -----------
 PRINCIPAL LIFETIME
 2020 ACCOUNT
 Bond Account              320             $ 3,884     2      $ 29       318      $ 3,855
 Capital Value Account      22                 637     1         4        21          633
 Equity Income Account     128               1,065     1         8       127        1,057
 International Account     114               1,342     1        10       113        1,332
 LargeCap Growth Equity    415               1,775     3        13       412        1,762
 Account
 LargeCap Stock Index      293               2,390     1        17       292        2,373
 Account
 LargeCap Value Account    109               1,218     1         9       108        1,209
 Real Estate Securities     88               1,480     2        10        86        1,470
 Account
 SmallCap Account           41                 328     1         2        40          326
 SmallCap Growth            26                 200     1         2        25          198
 Account
 SmallCap Value Account     16                 232     1         2        15          230
                         -----             -------  ----    ------    ------    ---------
                         1,572             $14,551    15      $106     1,557      $14,445
                         =====             =======  ====    ======    ======    =========


                                 PURCHASES                SALES        DECEMBER 31, 2004
                         --------------------------  ------------      ------------------
                         SHARES              COST    SHARES  PROCEEDS  SHARES      COST
                         ------            --------  ------  --------  -------  -----------
 PRINCIPAL LIFETIME
 2030 ACCOUNT
 Bond Account             2,493            $ 30,580    15      $188     2,478    $ 30,393
 Capital Value Account      241               7,640     2        46       239       7,595
 Equity Income Account      886               7,948     5        48       881       7,901
 International Account    1,260              16,102     7        98     1,253      16,006
 LargeCap Growth Equity   4,730              21,325    30       130     4,700      21,197
 Account
 LargeCap Stock Index     3,380              29,222    21       176     3,359      29,049
 Account
 LargeCap Value Account   1,229              14,571     7        87     1,222      14,485
 Real Estate Securities     682              12,671     4        69       678      12,602
 Account
 SmallCap Account           494               4,432     4        26       490       4,406
 SmallCap Growth            319               2,807     3        17       316       2,790
 Account
 SmallCap Value Account     174               3,027     1        17       173       3,010
                         ------            --------  ----    ------    ------   ---------
                         15,888            $150,325    99      $902    15,789    $149,434
                         ======            ========  ====    ======    ======   =========


                                 PURCHASES                SALES        DECEMBER 31, 2004
                         --------------------------  --------------    ------------------
                         SHARES              COST    SHARES  PROCEEDS  SHARES      COST
                         ------            --------  ------  --------  -------  -----------
 PRINCIPAL LIFETIME
 2040 ACCOUNT
 Bond Account             1,525            $ 18,654    27     $  330    1,498    $ 18,324
 Capital Value Account      280               8,411     5        146      275       8,267
 Equity Income Account      617               5,294    10         91      607       5,204
 International Account    1,412              17,273    23        305    1,389      16,971
 LargeCap Growth Equity   5,437              23,273    91        410    5,346      22,867
 Account
 LargeCap Stock Index     3,878              31,833    64        555    3,814      31,285
 Account
 LargeCap Value Account   1,444              16,200    23        280    1,421      15,925
 Real Estate Securities     436               7,767     6        124      430       7,643
 Account
 SmallCap Account           558               4,698    10         83      548       4,616
 SmallCap Growth            398               3,316     6         58      392       3,259
 Account
 SmallCap Value Account     229               3,738     3         62      226       3,677
                         ------            --------  ----    -------   ------   ---------
                         16,214            $140,457   268     $2,444   15,946    $138,038
                         ======            ========  ====    =======   ======   =========

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

                                 PURCHASES               SALES         DECEMBER 31, 2004
                         -------------------------  --------------    ------------------
                         SHARES             COST    SHARES  PROCEEDS   SHARES      COST
                         ------            -------  ------  --------  --------  -----------
 PRINCIPAL LIFETIME
 2050 ACCOUNT
 Bond Account               504            $ 6,085    17     $  211      487      $ 5,876
 Capital Value Account      193              5,751     7        196      186        5,560
 Equity Income Account      216              1,813     7         59      209        1,755
 International Account    1,040             12,170    34        420    1,006       11,763
 LargeCap Growth Equity   3,655             15,877   123        547    3,532       15,337
 Account
 LargeCap Stock Index     2,605             21,401    86        729    2,519       20,685
 Account
 LargeCap Value Account     963             10,883    32        365      931       10,523
 Real Estate Securities     123              2,120     3         66      120        2,055
 Account
 SmallCap Account           400              3,251    13        112      387        3,143
 SmallCap Growth            313              2,501    11         87      302        2,417
 Account
 SmallCap Value Account     169              2,710     5         87      164        2,625
                         ------            -------  ----    -------   ------    ---------
                         10,181            $84,562   338     $2,879    9,843      $81,739
                         ======            =======  ====    =======   ======    =========


                                 PURCHASES               SALES         DECEMBER 31, 2004
                         -------------------------  ------------      ------------------
                         SHARES             COST    SHARES  PROCEEDS   SHARES      COST
                         ------            -------  ------  --------  --------  -----------
 PRINCIPAL LIFETIME
 STRATEGIC INCOME
 ACCOUNT
 Bond Account              307             $ 3,717     2      $ 36       305      $ 3,681
 Capital Value Account       6                 157     1         1         5          156
 Equity Income Account      98                 804     1         8        97          796
 International Account      31                 351     1         3        30          348
 LargeCap Growth Equity    103                 435     2         4       101          431
 Account
 LargeCap Stock Index       68                 545     1         5        67          540
 Account
 LargeCap Value Account     28                 298     1         3        27          295
 Money Market Account    2,095               2,095    20        20     2,075        2,075
 Real Estate Securities    118               1,986     1        18       117        1,968
 Account
 SmallCap Account           26                 196     1         2        25          194
                         -----             -------  ----    ------    ------    ---------
                         2,880             $10,584    31      $100     2,849      $10,484
                         =====             =======  ====    ======    ======    =========


                                                            REALIZED GAIN/LOSS
                                                DIVIDENDS     ON INVESTMENTS
                                                ---------  --------------------
 LARGECAP STOCK INDEX ACCOUNT
 Principal Financial Group                       $2,300             $--
    (parent company of Principal Financial
     Services, Inc.)


                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 2010 ACCOUNT
 Bond Account                       $ --                     $--                     $ --
 Capital Value Account                 5                      --                       --
 Equity Income Account                31                      --                       --
 International Account                --                      --                       --
 LargeCap Growth Equity                2                      --                       --
 Account
 LargeCap Stock Index                 17                      --                       --
 Account
 LargeCap Value Account               11                       --                       7
 Money Market Account                  4                      --                       --
 Real Estate Securities               49                      --                      102
 Account
 SmallCap Account                     --                      --                       --
                                    ----             ---                             ----
                                    $119                     $--                     $109
                                    ====             ===                             ====

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------   --------------------------
 PRINCIPAL LIFETIME
 2020 ACCOUNT
 Bond Account                       $ --                     $--                     $ --
 Capital Value Account                 9                      --                       --
 Equity Income Account                36                       --                      --
 International Account                --                      --                       --
 LargeCap Growth Equity                4                      --                       --
 Account
 LargeCap Stock Index                 34                      --                       --
 Account
 LargeCap Value Account               20                      --                       13
 Real Estate Securities               45                      --                       93
 Account
 SmallCap Account                     --                      --                       --
 SmallCap Growth                      --                       --                      --
 Account
 SmallCap Value Account                6                      --                       12
                                    ----             ---                             ----
                                    $154                     $--                     $118
                                    ====             ===                             ====


                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------   --------------------------
 PRINCIPAL LIFETIME
 2030 ACCOUNT
 Bond Account                      $   --                   $ 1                     $   --
 Capital Value Account                106                     1                         --
 Equity Income Account                266                     1                         --
 International Account                 --                     2                         --
 LargeCap Growth Equity                52                     2                         --
 Account
 LargeCap Stock Index                 415                     3                         --
 Account
 LargeCap Value Account               241                     1                        148
 Real Estate Securities               373                    --                        775
 Account
 SmallCap Account                      --                    --                         --
 SmallCap Growth                       --                    --                         --
 Account
 SmallCap Value Account                68                    --                        153
                                   ------                   ---                     ------
                                   $1,521                   $11                     $1,076
                                   ======                   ===                     =====


                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 2040 ACCOUNT
 Bond Account                      $   --                   $--                      $ --
 Capital Value Account                121                     2                        --
 Equity Income Account                181                     1                        --
 International Account                 --                     3                        --
 LargeCap Growth Equity                59                     4                        --
 Account
 LargeCap Stock Index                 466                     7                        --
 Account
 LargeCap Value Account               277                     5                       170
 Real Estate Securities               234                    --                       486
 Account
 SmallCap Account                      --                     1                        --
 SmallCap Growth                       --                     1                        --
 Account
 SmallCap Value Account                87                     1                       197
                                   ------                   ---                      ----
                                   $1,425                   $25                      $853
                                   ======                   ===                      ====

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------   --------------------------
 PRINCIPAL LIFETIME
 2050 ACCOUNT
 Bond Account                       $ --                    $ 2                      $ --
 Capital Value Account                83                      5                        --
 Equity Income Account                63                      1                        --
 International Account                --                     13                        --
 LargeCap Growth Equity               40                      7                        --
 Account
 LargeCap Stock Index                312                     13                        --
 Account
 LargeCap Value Account              184                      5                       113
 Real Estate Securities               66                      1                       137
 Account
 SmallCap Account                     --                      4                        --
 SmallCap Growth                      --                      3                        --
 Account
 SmallCap Value Account               64                      2                       145
                                    ----                    ---                      ----
                                    $812                    $56                      $395
                                    ====                    ===                      ====


                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------   --------------------------
 PRINCIPAL LIFETIME
 STRATEGIC INCOME
 ACCOUNT
 Bond Account                       $ --                    $ --                     $ --
 Capital Value Account                 3                      --                       --
 Equity Income Account                29                      --                       --
 International Account                --                      --                       --
 LargeCap Growth Equity                1                      --                       --
 Account
 LargeCap Stock Index                  8                     --                        --
 Account
 LargeCap Value Account                5                      --                        3
 Money Market Account                 10                      --                       --
 Real Estate Securities               65                      --                      135
 Account
 SmallCap Account                     --                      --                       --
                                    ----             ---                             ----
                                    $121                    $ --                     $138
                                    ====             ===                             ====




AFFILIATED BROKERAGE COMMISSIONS. . With respect to Equity Income Account, $4,145 of brokerage commissions were paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. No other Accounts paid brokerage commissions to any member of the Principal Financial Group. Brokerage commissions were paid to affiliates of sub-advisors as follows:

                                                       YEAR ENDED
                                                    DECEMBER 31, 2004
                                                   -------------------
 LargeCap Value Account                                  $56,234
 MidCap Value Account                                     22,815
 SmallCap Growth Account                                     196

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS

For the periods ended December 31, 2004, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows:

                                                    PURCHASES        SALES
                                                   ------------  --------------
 Asset Allocation Account                          $107,445,418   $ 98,911,192
 Balanced Account                                   152,669,341    159,112,441
 Bond Account                                       350,802,652    355,654,023
 Capital Value Account                              457,204,509    468,659,684
 Equity Growth Account                              391,000,916    401,786,313
 Equity Income Account                               57,042,022     46,530,559
 Equity Value Account                                 2,094,779        170,032
 Government Securities Account                      206,760,950    220,354,350
 Growth Account                                     163,843,061    182,209,644
 International Account                              332,296,644    310,729,764
 International Emerging Markets Account              64,392,795     53,273,741
 International SmallCap Account                     121,112,559    109,420,323
 LargeCap Blend Account                              82,906,754     52,705,408
 LargeCap Growth Equity Account                      42,932,501     37,789,090
 LargeCap Stock Index Account                        57,392,427     27,191,753
 LargeCap Value Account                              41,009,424     13,780,112
 Limited Term Bond Account                           45,426,997     12,822,702
 MidCap Account                                     143,048,014    136,446,233
 MidCap Growth Account                               25,791,186     27,422,779
 MidCap Value Account                                48,397,974     35,544,683
 Principal LifeTime 2010 Account                         10,552            105
 Principal LifeTime 2020 Account                         14,551            106
 Principal LifeTime 2030 Account                        150,325            903
 Principal LifeTime 2040 Account                        140,457          2,444
 Principal LifeTime 2050 Account                         84,562          2,879
 Principal LifeTime Strategic Income Account             10,584            100
 Real Estate Securities Account                      84,147,589     63,051,813
 SmallCap Account                                   137,866,644    130,610,444
 SmallCap Growth Account                             24,231,397     24,402,453
 SmallCap Value Account                              39,070,549     33,220,233


For the year ended December 31, 2004, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows:

                                                      PURCHASES       SALES
                                                     -----------  -------------
 Asset Allocation Account                            $12,205,955   $ 6,709,092
 Balanced Account                                      8,017,723     6,710,628
 Bond Account                                         54,028,759    36,996,397
 Government Securities Account                        22,944,569    14,894,461
 Limited Term Bond Account                             3,358,741            --
 SmallCap Value Account                                  224,183       160,000

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS (CONTINUED)

The Accounts may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Each Account has set aside investment securities and other assets in excess of the commitment to serve as collateral. As of December 31, 2004, the Accounts had TBA purchase commitments as follows:

                           FACE AMOUNT           COST             MARKET VALUE
                           -----------  -----------------------  --------------
 Asset Allocation Account  $ 2,500,000        $ 2,553,828         $ 2,555,031
 Balanced Account            2,435,000          2,420,746           2,424,521
 Bond Account               13,850,000         13,979,273          14,001,936
 Government Securities      28,500,000         29,160,527          29,159,060
 Account




FOREIGN CURRENCY CONTRACTS. . At December 31, 2004, Asset Allocation Account owned forward contracts to purchase foreign currencies at specified future dates at fixed exchange rates. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the account as an unrealized gain or loss.

When the contract is closed, the account records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the account's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the account could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following summarizes the terms of the outstanding foreign currency contracts at December 31, 2004:

                                                                                                         NET UNREALIZED
                             FOREIGN CURRENCY    DELIVERY    CONTRACTS TO                                 APPRECIATION
                            PURCHASE CONTRACTS     DATE         ACCEPT     IN EXCHANGE FOR    VALUE      (DEPRECIATION)
                            ------------------  -----------  ------------  ---------------  ----------  ----------------
 Asset Allocation Account   Australian Dollar     03/16/05     1,967,622     $1,483,299     $1,532,984     $ 49,685
                            British Pound         03/16/05     2,122,860      4,061,604      4,056,278       (5,326)
                            Chinese Renminbi      12/18/05    29,158,239      3,718,547      3,669,319      (49,228)
                            Euro                  03/16/05     7,234,116      9,626,841      9,839,591      212,750
                            Indian Rupee          12/06/05    44,400,000      1,000,000      1,013,988       13,988
                            Japanese Yen          03/16/05   567,353,119      5,429,242      5,567,040      137,798
                            Swiss Franc           03/16/05     1,165,000      1,013,052      1,028,712       15,660
                            Taiwan Dollar         01/27/05    15,773,520        495,867        501,019        5,152


                                                                                                        NET UNREALIZED
                            FOREIGN CURRENCY    DELIVERY    CONTRACTS TO                                 APPRECIATION
                             SALE CONTRACTS       DATE        DELIVER     IN EXCHANGE FOR    VALUE      (DEPRECIATION)
                            -----------------  -----------  ------------  ---------------  ----------  ----------------
 Asset Allocation Account   Australian Dollar     03/16/05    1,034,941     $  779,414     $  806,328     $ (26,914)
                            British Pound         03/16/05    1,903,648      3,643,963      3,637,417         6,546
                            Euro                  03/16/05    3,581,450      4,767,018      4,871,363      (104,345)
                            Japanese Yen          03/16/05  201,349,126      1,926,694      1,975,698       (49,004)
                            Swiss Franc           03/16/05    1,587,079      1,380,099      1,401,414       (21,315)

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION


DISTRIBUTIONS TO SHAREHOLDERS . The federal income tax character of distributions paid for periods ended December 31, 2004, and 2003 were as follows.

                                                                            RETURN OF      SECTION
                             ORDINARY INCOME       LONG-TERM CAPITAL GAIN    CAPITAL      1250 GAINS
                             -------------         -------------            ----------  -------------
                            2004         2003         2004         2003        2003         2004
                         -----------  -----------  -----------  ----------  ----------  -------------
 Asset Allocation        $ 3,233,014  $ 1,630,706  $        --  $       --   $    --      $     --
 Account
 Balanced Account          2,643,964    3,313,240           --          --        --            --
 Bond Account             12,457,848   10,586,958           --          --        --            --
 Capital Value Account     3,649,034    3,184,811           --          --        --            --
 Equity Growth Account     1,452,333    1,013,283           --          --        --            --
 Equity Income Account     1,489,623    1,194,735           --          --        --            --
 Equity Value Account         13,680           --           --          --        --            --
 Government Securities    16,266,441   13,034,314           --          --        --            --
 Account
 Growth Account              442,917      287,557           --          --        --            --
 International Account     1,795,063    1,359,959           --          --        --            --
 International Emerging    1,022,290      138,194    2,282,855          --    22,843            --
 Markets
   Account
 International SmallCap      602,428      643,639           --          --        --            --
 Account
 LargeCap Blend Account    3,754,628      307,708    1,275,173          --        --            --
 LargeCap Growth Equity       75,416           --           --          --        --            --
 Account
 LargeCap Stock Index      2,215,968    1,230,341           --          --        --            --
 Account
 LargeCap Value Account    1,328,335      446,467      813,849          --        --            --
 Limited Term Bond                --      159,924           --          --        --            --
 Account
 MidCap Account            5,815,748    2,964,926   34,091,257          --        --            --
 MidCap Growth Account            --           --           --          --        --            --
 MidCap Value Account      2,709,580      156,203    5,597,118     453,237        --            --
 Money Market Account      1,311,472    1,333,183           --          --        --            --
 Principal LifeTime               90           --           --          --        --            --
 2010 Account
 Principal LifeTime              118           --           --          --        --            --
 2020 Account
 Principal LifeTime            1,206           --           --          --        --            --
 2030 Account
 Principal LifeTime            1,128           --           --          --        --            --
 2040 Account
 Principal LifeTime              654           --           --          --        --            --
 2050 Account
 Principal LifeTime               85           --           --          --        --            --
 Strategic Income
   Account
 Real Estate Securities    4,667,183    2,658,282    9,969,851   1,431,695        --       221,071
 Account
 SmallCap Account                 --       43,235           --          --       889            --
 SmallCap Growth                  --           --           --          --        --            --
 Account
 SmallCap Value Account    2,953,671    1,118,008    6,343,405   1,312,743        --            --


The Accounts did not distribute Section 1250 gains in 2003 and had no returns of capital in 2004. For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION (CONTINUED)



DISTRIBUTABLE EARNINGS . As of December 31, 2004, the components of distributable earnings on a federal income tax basis were as follows:

                          UNDISTRIBUTED         UNDISTRIBUTED          UNDISTRIBUTED
                          ORDINARY INCOME  LONG-TERM CAPITAL GAINS   SECTION 1250 GAINS
                         ----------------  -----------------------  --------------------
 Asset Allocation
 Account                   $ 1,632,397           $       --               $    --
 Balanced Account            3,094,840                   --                    --
 Bond Account               13,173,014                   --                    --
 Capital Value Account          30,496                   --                    --
 Equity Growth Account          10,452                   --                    --
 Equity Income Account          50,573                   --                    --
 Equity Value Account           10,216                   --                    --
 Government Securities
 Account                    14,338,974                   --                    --
 Growth Account                914,507                   --                    --
 International Account       2,532,347                   --                    --
 International Emerging
 Markets Account             2,144,766            1,035,537                    --
 International SmallCap
 Account                       618,625            1,108,285                    --
 LargeCap Blend Account        240,963              149,740                    --
 LargeCap Growth Equity
 Account                           424                   --                    --
 LargeCap Stock Index
 Account                        39,878                   --                    --
 LargeCap Value Account        167,389              325,835                    --
 Limited Term Bond
 Account                     1,069,353                   --                    --
 MidCap Account                 14,774            6,586,473                    --
 MidCap Value Account          722,588            1,317,763                    --
 Principal LifeTime
 2010 Account                       25                  108                    --
 Principal LifeTime
 2020 Account                       31                  118                    --
 Principal LifeTime
 2030 Account                      299                1,076                    --
 Principal LifeTime
 2040 Account                      286                  853                    --
 Principal LifeTime
 2050 Account                      182                  395                    --
 Principal LifeTime
 Strategic Income
 Account                            31                  138                    --
 Real Estate Securities
 Account                       215,356            1,058,016                76,817
 SmallCap Account               18,058                   --                    --
 SmallCap Value Account        282,376            1,294,085                    --


As of December 31, 2004, MidCap Growth Account, Money Market Account, SmallCap Growth Account had no distributable earnings on a federal income tax basis.

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2004
 -------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION (CONTINUED)


CAPITAL LOSS CARRYFORWARDS . Capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2004, the following Accounts had approximate net capital loss carryforwards as follows:

                                 NET CAPITAL LOSS CARRYFORWARDS EXPIRING IN:
                            2008        2009         2010         2011         2012
                         ----------  -----------  -----------  -----------  ----------
 Asset Allocation        $       --  $        --  $ 4,027,000  $   118,000   $     --
 Account
 Balanced Account                --           --   14,736,000    2,392,000         --
 Bond Account             2,183,000      302,000    1,073,000           --         --
 Capital Value Account           --           --    1,495,000           --         --
 Equity Growth Account           --   21,989,000   45,623,000   11,288,000         --
 Equity Income Account           --    1,711,000    8,557,000    1,185,000         --
 Government Securities           --           --      170,000    3,059,000         --
 Account
 Growth Account                  --    9,000,000   57,036,000   13,568,000         --
 International Account           --           --   21,718,000    2,642,000         --
 LargeCap Growth Equity          --    2,111,000    1,635,000      262,000         --
 Account
 LargeCap Stock Index            --      632,000    3,977,000           --         --
 Account
 Limited Term Bond               --           --           --        1,000    166,000
 Account
 MidCap Growth Account           --           --    5,974,000           --         --
 SmallCap Account                --           --      941,000           --         --
 SmallCap Growth                 --   26,110,000   21,722,000           --         --
 Account




POST-OCTOBER LOSSES . Post-October losses are certain capital and foreign currency losses which occur during the portion of a regulated investment company's taxable year subsequent to October 31. These losses must be deferred until the next taxable year. At December 31, 2004, the Accounts had approximate post-October losses as follows:


 Government Securities Account            $13,000
 International Account                      3,000
 International Emerging Markets Account    23,000
 Limited Term Bond Account                 32,000

                            SCHEDULE OF INVESTMENTS
                            ASSET ALLOCATION ACCOUNT

                               DECEMBER 31, 2004

                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (65.12%)
                                                                                             -----
ADVERTISING AGENCIES (0.12%)
 Interpublic Group /1/                                        2,300            $     30,820
 Omnicom Group                                                1,075                  90,644
                                                                                    121,464
AEROSPACE & DEFENSE (0.36%)
 BAE Systems                                                  5,238                  23,155
 Boeing                                                       3,400                 176,018
 Northrop Grumman                                             1,400                  76,104
 Raytheon                                                     1,800                  69,894
 Rockwell Collins                                               600                  23,664
                                                                                    368,835
AEROSPACE & DEFENSE EQUIPMENT (0.38%)
 General Dynamics                                               800                  83,680
 Lockheed Martin                                              1,700                  94,435
 United Technologies                                          2,100                 217,035
                                                                                    395,150
AGRICULTURAL OPERATIONS (0.01%)
 Monsanto                                                       200                  11,110
AIRLINES (0.06%)
 Southwest Airlines                                           3,600                  58,608
AIRPORT DEVELOPMENT & MAINTENANCE (0.07%)
 BAA                                                          6,866                  77,115
APPLICATIONS SOFTWARE (1.52%)
 Citrix Systems /1/                                             500                  12,265
 Intuit /1/                                                   1,100                  48,411
 Mercury Interactive /1/                                        700                  31,885
 Microsoft                                                   54,100               1,445,011
 Siebel Systems /1/                                           3,200                  33,600
                                                                                  1,571,172
AUTO-CARS & LIGHT TRUCKS (0.12%)
 DaimlerChrysler                                              1,581                  75,751
 PSA Peugeot Citroen                                            118                   7,490
 Renault                                                        235                  19,661
 Volkswagen                                                     558                  25,295
                                                                                    128,197
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.06%)
 Paccar                                                         750                  60,360
BEVERAGES-NON-ALCOHOLIC (1.01%)
 Coca-Cola                                                   11,925                 496,438
 Coca-Cola Enterprises                                        2,500                  52,125
 Pepsi Bottling Group                                         1,500                  40,560
 Pepsico                                                      8,570                 447,354
                                                                                  1,036,477
BEVERAGES-WINE & SPIRITS (0.23%)
 Brown-Forman                                                   700                  34,076
 Diageo                                                      14,173                 202,448
                                                                                    236,524
BREWERY (0.20%)
 Anheuser-Busch                                               4,100                 207,993
BROADCASTING SERVICES & PROGRAMMING (0.11%)
 Clear Channel Communications                                 3,451                 115,574
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.10%)
 Compagnie de Saint-Gobain                                      560            $     33,735
 Masco                                                        1,700                  62,101
 Vulcan Materials                                               100                   5,461
                                                                                    101,297
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.18%)
 Bouygues                                                     4,105                 189,710
BUILDING PRODUCTS-AIR & HEATING (0.03%)
 American Standard /1/                                          800                  33,056
BUILDING-HEAVY CONSTRUCTION (0.02%)
 Vinci                                                          137                  18,398
BUILDING-MAINTENANCE & SERVICE (0.01%)
 Ecolab                                                         200                   7,026
CABLE TV (0.39%)
 Comcast /1/                                                 12,152                 404,419
CASINO SERVICES (0.05%)
 International Game Technology                                1,506                  51,776
CELLULAR TELECOMMUNICATIONS (0.27%)
 Nextel Communications /1/                                    5,000                 150,000
 Vodafone Group                                              45,664                 123,615
                                                                                    273,615
CHEMICALS-DIVERSIFIED (0.09%)
 Akzo Nobel                                                     107                   4,564
 Dow Chemical                                                   700                  34,657
 E. I. Du Pont de Nemours                                       800                  39,240
 PPG Industries                                                 100                   6,816
 Rohm & Haas                                                    200                   8,846
                                                                                     94,123
CHEMICALS-SPECIALTY (0.01%)
 Engelhard                                                      100                   3,067
 Sigma-Aldrich                                                  100                   6,046
                                                                                      9,113
CIRCUIT BOARDS (0.02%)
 Jabil Circuit /1/                                              700                  17,906
COMMERCIAL BANKS (0.69%)
 AmSouth Bancorp                                                100                   2,590
 BB&T                                                           100                   4,205
 Danske Bank                                                  3,300                 101,155
 Deutsche Bank                                                  968                  85,919
 IntesaBci                                                   20,052                  96,485
 Nordea                                                      10,000                 100,822
 Regions Financial                                              123                   4,377
 Svenska Handelsbanken                                        6,900                 179,628
 Synovus Financial                                              100                   2,858
 UniCredito Italiano                                         23,506                 135,151
                                                                                    713,190
COMMERCIAL SERVICE-FINANCE (0.11%)
 H&R Block                                                      700                  34,300
 Moody's                                                        100                   8,685
 Paychex                                                      2,200                  74,976
                                                                                    117,961
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (0.26%)
 Affiliated Computer Services /1/                               900            $     54,171
 Computer Sciences /1/ /2/                                    1,200                  67,644
 Electronic Data Systems                                      2,800                  64,680
 Sungard Data Systems /1/                                     1,900                  53,827
 Unisys /1/                                                   2,400                  24,432
                                                                                    264,754
COMPUTERS (0.76%)
 Apple Computer /1/                                           1,200                  77,280
 Hewlett-Packard                                              8,600                 180,342
 International Business Machines                              4,800                 473,184
 Sun Microsystems /1/                                        10,000                  53,800
                                                                                    784,606
COMPUTERS-INTEGRATED SYSTEMS (0.29%)
 Dell /1/                                                     7,200                 303,408
COMPUTERS-MEMORY DEVICES (0.17%)
 EMC /1/                                                      6,900                 102,603
 Veritas Software /1/                                         2,500                  71,375
                                                                                    173,978
COMPUTERS-PERIPHERAL EQUIPMENT (0.03%)
 Lexmark International /1/                                      400                  34,000
CONSUMER PRODUCTS-MISCELLANEOUS (0.07%)
 Clorox                                                       1,200                  70,716
CONTAINERS-PAPER & PLASTIC (0.01%)
 Sealed Air /1/                                                 100                   5,327
COSMETICS & TOILETRIES (1.33%)
 Avon Products                                                2,600                 100,620
 Colgate-Palmolive                                            2,750                 140,690
 Gillette                                                     4,900                 219,422
 Kimberly-Clark                                               2,900                 190,849
 Procter & Gamble                                            13,000                 716,040
                                                                                  1,367,621
CRUISE LINES (0.19%)
 Carnival                                                     2,583                 148,858
 Carnival                                                       737                  44,954
                                                                                    193,812
DATA PROCESSING & MANAGEMENT (0.40%)
 Automatic Data Processing                                    3,200                 141,920
 First Data                                                   5,047                 214,699
 Fiserv /1/                                                   1,300                  52,247
                                                                                    408,866
DISPOSABLE MEDICAL PRODUCTS (0.05%)
 C.R. Bard                                                      800                  51,184
DISTRIBUTION-WHOLESALE (0.03%)
 W.W. Grainger                                                  300                  19,986
 Wolseley                                                       623                  11,644
                                                                                     31,630
DIVERSIFIED MANUFACTURING OPERATIONS (2.43%)
 3M                                                           2,900                 238,003
 Cooper Industries                                              300                  20,367
 Danaher                                                      1,200                  68,892
 Dover                                                        1,100                  46,134
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
 Eaton                                                          700            $     50,652
 General Electric                                            40,800               1,489,200
 Honeywell International                                      3,500                 123,935
 Illinois Tool Works                                          1,300                 120,484
 ITT Industries                                                 300                  25,335
 Textron                                                        500                  36,900
 Tyco International                                           8,100                 289,494
                                                                                  2,509,396
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.10%)
 Cendant                                                      4,600                 107,548
DRUG DELIVERY SYSTEMS (0.02%)
 Hospira /1/                                                    580                  19,430
E-COMMERCE-SERVICES (0.12%)
 eBay /1/                                                     1,028                 119,536
ELECTRIC PRODUCTS-MISCELLANEOUS (0.13%)
 Emerson Electric                                             1,700                 119,170
 Molex                                                          600                  18,000
                                                                                    137,170
ELECTRIC-GENERATION (0.01%)
 AES /1/                                                        600                   8,202
ELECTRIC-INTEGRATED (0.27%)
 Ameren                                                         200                  10,028
 American Electric Power                                        400                  13,736
 Cinergy                                                        200                   8,326
 Consolidated Edison                                            200                   8,750
 Constellation Energy Group                                     200                   8,742
 Dominion Resources                                             300                  20,322
 DTE Energy                                                     200                   8,626
 Duke Energy                                                    800                  20,264
 Edison International                                           300                   9,609
 Entergy                                                        200                  13,518
 Exelon                                                         600                  26,442
 FirstEnergy                                                    300                  11,853
 FPL Group                                                      200                  14,950
 NiSource                                                       200                   4,556
 PG&E /1/                                                       400                  13,312
 PPL                                                            200                  10,656
 Progress Energy                                                200                   9,048
 Public Service Enterprise Group                                200                  10,354
 Southern                                                       700                  23,464
 TXU                                                            300                  19,368
 XCEL Energy                                                    400                   7,280
                                                                                    273,204
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.03%)
 Sanmina /1/                                                  1,600                  13,552
 Solectron /1/                                                3,200                  17,056
                                                                                     30,608
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.86%)
 Advanced Micro Devices /1/                                   2,400                  52,848
 Altera /1/                                                   2,500                  51,750
 Broadcom /1/                                                 2,200                  71,016
 Freescale Semiconductor /1/                                    739                  13,568
 Infineon Technologies /1/                                   12,963                 139,374
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
 Intel                                                       38,100            $    891,159
 Micron Technology /1/                                        4,300                  53,105
 National Semiconductor /1/                                   2,800                  50,260
 QLogic /1/                                                     200                   7,346
 STMicroelectronics                                          13,025                 254,056
 Texas Instruments                                           10,800                 265,896
 Xilinx                                                       2,300                  68,195
                                                                                  1,918,573
ELECTRONIC FORMS (0.09%)
 Adobe Systems                                                1,400                  87,836
ELECTRONIC MEASUREMENT INSTRUMENTS (0.04%)
 Agilent Technologies /1/                                     1,500                  36,150
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.03%)
 ABB /1/                                                      5,738                  32,043
ENTERPRISE SOFTWARE & SERVICE (1.20%)
 BMC Software /1/                                             1,200                  22,320
 Computer Associates International                            3,300                 102,498
 Novell /1/                                                   2,400                  16,200
 Oracle /1/                                                  28,900                 396,508
 Peoplesoft /1/                                               2,100                  55,608
 SAP                                                          3,618                 645,211
                                                                                  1,238,345
ENTERTAINMENT SOFTWARE (0.10%)
 Electronic Arts /1/                                          1,700                 104,856
FIDUCIARY BANKS (0.45%)
 Bank of New York                                             4,000                 133,680
 Mellon Financial                                            10,100                 314,211
 Northern Trust                                                 100                   4,858
 State Street                                                   200                   9,824
                                                                                    462,573
FINANCE-CONSUMER LOANS (0.01%)
 SLM                                                            200                  10,678
FINANCE-CREDIT CARD (0.52%)
 American Express                                             4,100                 231,117
 Capital One Financial                                          100                   8,421
 MBNA                                                        10,600                 298,814
                                                                                    538,352
FINANCE-INVESTMENT BANKER & BROKER (2.13%)
 Charles Schwab                                               6,500                  77,740
 Citigroup                                                   24,016               1,157,091
 Goldman Sachs Group                                          3,075                 319,923
 Lehman Brothers Holdings                                     3,000                 262,440
 Merrill Lynch                                                6,300                 376,551
 Piper Jaffray /1/                                               73                   3,500
                                                                                  2,197,245
FINANCE-MORTGAGE LOAN/BANKER (0.21%)
 Federal Home Loan Mortgage                                   1,300                  95,810
 Federal National Mortgage Association                        1,700                 121,057
                                                                                    216,867
FINANCE-OTHER SERVICES (0.16%)
 Man Group                                                    5,935                 167,729
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCIAL GUARANTEE INSURANCE (0.01%)
 MBIA                                                           100            $      6,328
 MGIC Investment                                                100                   6,891
                                                                                     13,219
FOOD-CATERING (0.06%)
 Compass Group                                               13,176                  62,166
FOOD-CONFECTIONERY (0.15%)
 Hershey Foods                                                1,500                  83,310
 Wm. Wrigley Jr.                                              1,100                  76,109
                                                                                    159,419
FOOD-FLOUR & GRAIN (0.07%)
 Archer Daniels Midland                                       3,200                  71,392
FOOD-MISCELLANEOUS/DIVERSIFIED (0.99%)
 Cadbury Schweppes                                            3,278                  30,523
 Campbell Soup                                                2,300                  68,747
 ConAgra Foods                                                2,600                  76,570
 General Mills                                                1,800                  89,478
 H.J. Heinz                                                   1,800                  70,182
 Kellogg                                                      2,000                  89,320
 Nestle                                                       1,406                 367,852
 Sara Lee                                                     4,500                 108,630
 Unilever                                                     1,811                 121,431
                                                                                  1,022,733
FOOD-RETAIL (0.86%)
 Albertson's                                                  1,100                  26,268
 Carrefour                                                    5,190                 247,190
 Koninklijke Ahold /1/                                        3,136                  24,297
 Kroger /1/                                                   5,800                 101,732
 Safeway /1/                                                  1,300                  25,662
 Tesco                                                       74,395                 459,202
                                                                                    884,351
FOOD-WHOLESALE & DISTRIBUTION (0.07%)
 Sysco                                                        1,900                  72,523
FORESTRY (0.04%)
 Plum Creek Timber                                            1,100                  42,284
GAS-DISTRIBUTION (0.01%)
 KeySpan                                                        200                   7,890
 Sempra Energy                                                  200                   7,336
                                                                                     15,226
GOLD MINING (1.59%)
 Agnico-Eagle Mines                                           2,100                  28,875
 Barrick Gold                                                15,700                 380,254
 Glamis Gold /1/                                              3,600                  61,776
 Goldcorp                                                     5,100                  76,704
 Kinross Gold /1/                                             8,100                  57,024
 Meridian Gold /1/                                            2,700                  51,219
 Newmont Mining                                              16,900                 750,529
 Placer Dome                                                 12,100                 228,206
                                                                                  1,634,587
HEALTH CARE COST CONTAINMENT (0.06%)
 McKesson                                                     1,900                  59,774
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOTELS & MOTELS (0.28%)
 Hilton Hotels                                                1,700            $     38,658
 InterContinental Hotels Group                               10,733                 133,323
 Marriott International                                       1,032                  64,996
 Starwood Hotels & Resorts Worldwide                            878                  51,275
                                                                                    288,252
HUMAN RESOURCES (0.03%)
 Robert Half International                                      900                  26,487
INDUSTRIAL AUTOMATION & ROBOTS (0.03%)
 Rockwell International                                         700                  34,685
INDUSTRIAL GASES (0.02%)
 Air Products & Chemicals                                       200                  11,594
 Praxair                                                        300                  13,245
                                                                                     24,839
INSTRUMENTS-CONTROLS (0.06%)
 Parker Hannifin                                                600                  45,444
 Thermo Electron /1/                                            700                  21,133
                                                                                     66,577
INSTRUMENTS-SCIENTIFIC (0.04%)
 Applied Biosystems Group                                       800                  16,728
 Millipore /1/                                                  100                   4,981
 Waters /1/                                                     400                  18,716
                                                                                     40,425
INSURANCE BROKERS (0.05%)
 Aon                                                            100                   2,386
 Marsh & McLennan                                             1,600                  52,640
                                                                                     55,026
INTERNET SECURITY (0.09%)
 Symantec /1/                                                 3,600                  92,736
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.01%)
 Franklin Resources                                             200                  13,930
LIFE & HEALTH INSURANCE (1.00%)
 Aflac                                                        4,900                 195,216
 Jefferson-Pilot                                                100                   5,196
 Legal & General Group                                      138,664                 292,178
 Lincoln National                                             8,600                 401,448
 Prudential                                                  14,984                 130,534
 UnumProvident                                                  100                   1,794
                                                                                  1,026,366
LINEN SUPPLY & RELATED ITEMS (0.03%)
 Cintas                                                         700                  30,702
MACHINERY-CONSTRUCTION & MINING (0.13%)
 Caterpillar                                                  1,400                 136,514
MACHINERY-ELECTRICAL (0.04%)
 Schneider Electric                                             576                  40,086
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-FARM (0.07%)
 Deere                                                          900            $     66,960
MACHINERY-GENERAL INDUSTRY (0.07%)
 Ingersoll-Rand                                                 900                  72,270
MEDICAL INFORMATION SYSTEM (0.04%)
 IMS Health                                                   1,900                  44,099
MEDICAL INSTRUMENTS (0.95%)
 Biomet                                                       1,600                  69,424
 Boston Scientific /1/                                        5,400                 191,970
 Guidant                                                      2,200                 158,620
 Medtronic                                                    8,200                 407,294
 St. Jude Medical /1/                                         3,550                 148,852
                                                                                    976,160
MEDICAL LABORATORY & TESTING SERVICE (0.06%)
 Quest Diagnostics                                              600                  57,330
MEDICAL PRODUCTS (1.35%)
 Baxter International                                         3,900                 134,706
 Becton Dickinson                                             1,600                  90,880
 Johnson & Johnson                                           14,600                 925,932
 Stryker                                                      2,700                 130,275
 Zimmer Holdings /1/                                          1,400                 112,168
                                                                                  1,393,961
MEDICAL-BIOMEDICAL/GENE (0.66%)
 Amgen /1/                                                    7,500                 481,125
 Biogen Idec /1/                                              2,005                 133,553
 Chiron /1/                                                     500                  16,665
 Genzyme /1/                                                    900                  52,263
                                                                                    683,606
MEDICAL-DRUGS (4.70%)
 Abbott Laboratories                                          8,300                 387,195
 Allergan                                                       700                  56,749
 AstraZeneca                                                  2,503                  90,584
 Bristol-Myers Squibb                                        11,400                 292,068
 Elan /1/                                                     2,166                  57,705
 Eli Lilly                                                    5,900                 334,825
 Forest Laboratories /1/                                      1,600                  71,776
 GlaxoSmithKline                                             17,080                 400,717
 Medimmune /1/                                                  600                  16,266
 Merck                                                        9,900                 318,186
 Novartis                                                     7,299                 367,807
 Novo Nordisk                                                 4,000                 218,545
 Pfizer                                                      34,300                 922,327
 Roche Holding                                                3,725                 428,812
 Sanofi-Synthelabo                                            3,050                 243,768
 Schering                                                     2,103                 157,161
 Schering-Plough                                              8,900                 185,832
 Wyeth                                                        6,900                 293,871
                                                                                  4,844,194
MEDICAL-HMO (0.69%)
 Aetna                                                        1,000                 124,750
 Humana /1/                                                     900                  26,721
 UnitedHealth Group                                           4,100                 360,923
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HMO (CONTINUED)
 WellPoint /1/                                                1,700            $    195,500
                                                                                    707,894
MEDICAL-HOSPITALS (0.20%)
 HCA                                                          3,200                 127,872
 Health Management Associates                                 2,200                  49,984
 Tenet Healthcare /1/                                         2,800                  30,744
                                                                                    208,600
MEDICAL-NURSING HOMES (0.01%)
 Manor Care                                                     300                  10,629
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.24%)
 AmerisourceBergen                                            1,400                  82,152
 Cardinal Health                                              2,900                 168,635
                                                                                    250,787
METAL-ALUMINUM (0.02%)
 Alcoa                                                          700                  21,994
METAL-COPPER (0.01%)
 Phelps Dodge                                                   100                   9,892
METAL-DIVERSIFIED (0.01%)
 Freeport-McMoran Copper & Gold                                 200                   7,646
MISCELLANEOUS INVESTING (0.17%)
 Equity Office Properties Trust                               2,400                  69,888
 Equity Residential Properties Trust                          1,600                  57,888
 Prologis Trust                                               1,100                  47,663
                                                                                    175,439
MONEY CENTER BANKS (1.32%)
 Bank of America                                              7,832                 368,025
 Credit Suisse Group                                          4,085                 171,720
 HSBC Holdings                                               29,888                 504,675
 JP Morgan Chase                                              4,528                 176,637
 UBS                                                          1,667                 139,784
                                                                                  1,360,841
MULTI-LINE INSURANCE (3.39%)
 Allianz                                                      2,171                 286,683
 Allstate                                                     3,000                 155,160
 American International Group                                14,775                 970,274
 Assicurazioni Generali                                      11,279                 382,815
 Aviva                                                       12,601                 151,567
 AXA                                                         10,652                 263,223
 Cigna                                                          800                  65,256
 Hartford Financial Services Group                           11,700                 810,927
 Loews                                                          100                   7,030
 MetLife                                                      3,000                 121,530
 Prudential Financial                                         2,000                 109,920
 Zurich Financial Services                                    1,036                 172,743
                                                                                  3,497,128
MULTIMEDIA (1.42%)
 Gannett                                                      1,560                 127,452
 McGraw-Hill                                                  1,091                  99,870
 Reuters Group                                                5,377                  38,996
 Time Warner /1/                                             24,524                 476,747
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTIMEDIA (CONTINUED)
 Viacom                                                       9,264            $    337,117
 Vivendi Universal /1/                                        2,436                  77,779
 Walt Disney                                                 11,138                 309,636
                                                                                  1,467,597
NETWORKING PRODUCTS (0.45%)
 Cisco Systems /1/                                           19,600                 378,280
 Lucent Technologies /1/                                     12,500                  47,000
 Network Appliance /1/                                        1,100                  36,542
                                                                                    461,822
NON-HAZARDOUS WASTE DISPOSAL (0.07%)
 Waste Management                                             2,400                  71,856
NON-HOTEL GAMBLING (0.04%)
 Hilton Group                                                 7,374                  40,278
OFFICE AUTOMATION & EQUIPMENT (0.10%)
 Pitney Bowes                                                 1,200                  55,536
 Xerox /1/                                                    2,600                  44,226
                                                                                     99,762
OFFICE SUPPLIES & FORMS (0.03%)
 Avery Dennison                                                 500                  29,985
OIL & GAS DRILLING (0.08%)
 Nabors Industries /1/                                          600                  30,774
 Transocean Sedco Forex /1/                                   1,300                  55,107
                                                                                     85,881
OIL COMPANY-EXPLORATION & PRODUCTION (0.34%)
 Anadarko Petroleum                                           1,000                  64,810
 Apache                                                       1,300                  65,741
 Burlington Resources                                         1,700                  73,950
 Devon Energy                                                 1,900                  73,948
 EOG Resources                                                  500                  35,680
 Kerr-McGee                                                     600                  34,674
                                                                                    348,803
OIL COMPANY-INTEGRATED (2.17%)
 Amerada Hess                                                   400                  32,952
 BP Amoco                                                     1,034                  10,065
 ChevronTexaco                                                8,500                 446,335
 ConocoPhillips                                               2,700                 234,441
 Exxon Mobil                                                 26,000               1,332,760
 Marathon Oil                                                 1,300                  48,893
 Occidental Petroleum                                         1,600                  93,376
 Unocal                                                       1,000                  43,240
                                                                                  2,242,062
OIL REFINING & MARKETING (0.04%)
 Valero Energy                                                1,000                  45,400
OIL-FIELD SERVICES (0.32%)
 Baker Hughes                                                 1,800                  76,806
 BJ Services                                                    600                  27,924
 Halliburton                                                  1,700                  66,708
 Schlumberger                                                 2,300                 153,985
                                                                                    325,423
OPTICAL SUPPLIES (0.01%)
 Bausch & Lomb                                                  200                  12,892
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (0.05%)
 Georgia-Pacific                                                200            $      7,496
 International Paper                                            400                  16,800
 MeadWestvaco                                                   200                   6,778
 Neenah Paper /1/                                                87                   2,836
 Weyerhaeuser                                                   200                  13,444
                                                                                     47,354
PHARMACY SERVICES (0.10%)
 Express Scripts /1/                                            500                  38,220
 Medco Health Solutions /1/                                   1,550                  64,480
                                                                                    102,700
PIPELINES (0.07%)
 Kinder Morgan                                                  500                  36,565
 Williams                                                     2,200                  35,838
                                                                                     72,403
POWER CONVERTER & SUPPLY EQUIPMENT (0.02%)
 American Power Conversion                                      900                  19,260
PRINTING-COMMERCIAL (0.04%)
 R.R. Donnelley & Sons                                        1,200                  42,348
PRIVATE CORRECTIONS (0.00%)
 Corrections Corp. of America /1/                                 7                     283
PROPERTY & CASUALTY INSURANCE (0.17%)
 ACE                                                            400                  17,100
 Chubb                                                          100                   7,690
 Progressive                                                    600                  50,904
 St. Paul                                                     2,345                  86,929
 XL Capital                                                     100                   7,765
                                                                                    170,388
PUBLICLY TRADED INVESTMENT FUND (10.04%)
 iShares MSCI Brazil Index Fund /2/                          28,600                 636,064
 iShares MSCI Emerging Markets
                          Index Fund                         18,500               3,734,225
 iShares MSCI Japan Index Fund                              346,500               3,783,780
 iShares S&P 500/BARRA Growth Index Fund                     37,100               2,148,090
 Standard & Poor's MidCap 400 Depository
  Receipts                                                      437                  52,934
                                                                                 10,355,093
PUBLISHING-NEWSPAPERS (0.12%)
 New York Times                                               1,102                  44,962
 Tribune                                                      1,832                  77,200
                                                                                    122,162
RADIO (0.00%)
 Cumulus Media /1/                                                9                     136
REAL ESTATE OPERATOR & DEVELOPER (0.33%)
 Land Securities Group                                       12,698                 341,305
REGIONAL BANKS (0.70%)
 Comerica                                                     1,200                  73,224
 Fifth Third Bancorp                                            700                  33,096
 KeyCorp                                                        100                   3,390
 National City                                                  200                   7,510
 PNC Financial Services Group                                 1,600                  91,904
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REGIONAL BANKS (CONTINUED)
 SunTrust Banks                                                 100            $      7,388
 U.S. Bancorp                                                 6,500                 203,580
 Wachovia                                                       489                  25,721
 Wells Fargo                                                  4,400                 273,460
                                                                                    719,273
REINSURANCE (0.10%)
 Muenchener Rueckversicherungs-Gesellschaft                     671                  82,350
 Swiss Reinsurance                                              287                  20,469
                                                                                    102,819
RETAIL-APPAREL & SHOE (0.05%)
 Gap                                                          1,444                  30,497
 Limited                                                      1,028                  23,665
                                                                                     54,162
RETAIL-AUTO PARTS (0.02%)
 Autozone /1/                                                   205                  18,719
RETAIL-BEDDING (0.02%)
 Bed Bath & Beyond /1/                                          598                  23,818
RETAIL-BUILDING PRODUCTS (0.22%)
 Home Depot                                                   3,593                 153,565
 Lowe's                                                       1,299                  74,809
                                                                                    228,374
RETAIL-CONSUMER ELECTRONICS (0.03%)
 Best Buy                                                       569                  33,810
RETAIL-DISCOUNT (1.18%)
 Costco Wholesale                                             2,075                 100,451
 Dollar General                                                 680                  14,124
 Family Dollar Stores                                           359                  11,212
 Target                                                       1,549                  80,439
 TJX                                                            896                  22,516
 Wal-Mart Stores                                             18,800                 993,016
                                                                                  1,221,758
RETAIL-DRUG STORE (0.20%)
 Boots Group                                                    423                   5,315
 CVS                                                          1,100                  49,577
 Walgreen                                                     3,875                 148,684
                                                                                    203,576
RETAIL-JEWELRY (0.01%)
 Tiffany                                                        346                  11,062
RETAIL-MAJOR DEPARTMENT STORE (0.09%)
 J.C. Penney                                                    641                  26,537
 May Department Stores                                          471                  13,847
 Metro                                                          436                  23,978
 Sears Roebuck                                                  514                  26,230
                                                                                     90,592
RETAIL-OFFICE SUPPLIES (0.03%)
 Staples                                                      1,030                  34,721
RETAIL-REGIONAL DEPARTMENT STORE (0.05%)
 Federated Department Stores                                    412                  23,809
 Kohl's /1/                                                     597                  29,355
                                                                                     53,164
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (0.33%)
 McDonald's                                                   4,969            $    159,306
 Starbucks /1/                                                1,787                 111,437
 Yum! Brands                                                  1,398                  65,958
                                                                                    336,701
RUBBER-TIRES (0.09%)
 Compagnie Generale des Etablissements
  Michelin                                                      828                  53,111
 Continental                                                    626                  39,779
                                                                                     92,890
SAVINGS & LOANS-THRIFTS (0.02%)
 Golden West Financial                                          200                  12,284
 Washington Mutual                                              300                  12,684
                                                                                     24,968
SCHOOLS (0.05%)
 Apollo Group /1/                                               600                  48,426
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.23%)
 Analog Devices                                               2,400                  88,608
 Linear Technology                                            1,700                  65,892
 Maxim Integrated Products                                    2,000                  84,780
                                                                                    239,280
SEMICONDUCTOR EQUIPMENT (0.43%)
 Applied Materials /1/                                       10,600                 181,260
 ASM Lithography Holding /1/                                  9,979                 160,190
 Kla-Tencor /1/                                               1,400                  65,212
 Novellus Systems /1/                                         1,100                  30,679
 Teradyne /1/                                                   600                  10,242
                                                                                    447,583
STEEL PRODUCERS (0.01%)
 Nucor                                                          200                  10,468
TELECOMMUNICATION EQUIPMENT (0.24%)
 Comverse Technology /1/                                        600                  14,670
 Qualcomm                                                     4,700                 199,280
 Scientific-Atlanta                                             500                  16,505
 Tellabs /1/                                                  1,400                  12,026
                                                                                    242,481
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.06%)
 Corning /1/                                                  4,100                  48,257
 JDS Uniphase /1/                                             4,800                  15,216
                                                                                     63,473
TELECOMMUNICATION SERVICES (0.02%)
 Avaya /1/                                                    1,400                  24,080
TELEPHONE-INTEGRATED (3.67%)
 ALLTEL                                                       1,700                  99,892
 AT&T                                                         4,100                  78,146
 BellSouth                                                    9,900                 275,121
 BT Group                                                    50,956                 198,351
 CenturyTel                                                     800                  28,376
 Deutsche Telekom /1/                                        11,665                 263,838
 Portugal Telecom                                             6,809                  84,222
 Qwest Communications International /1/                      11,500                  51,060
 Royal KPN                                                   21,345                 202,802
 SBC Communications                                          17,700                 456,129
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 Sprint                                                       7,550            $    187,618
 Swisscom                                                       637                 250,968
 Telecom Italia                                              83,021                 339,667
 Telecom Italia /1/                                          74,435                 241,810
 Telefonica                                                  22,945                 432,265
 Telefonica                                                       1                      57
 Verizon Communications                                      14,600                 591,446
                                                                                  3,781,768
TELEVISION (0.05%)
 Univision Communications /1/                                 1,716                  50,227
THERAPEUTICS (0.06%)
 Gilead Sciences /1/                                          1,700                  59,483
TOBACCO (0.65%)
 Altria Group                                                 9,700                 592,670
 Reynolds American                                              500                  39,300
 UST                                                            800                  38,488
                                                                                    670,458
TRANSPORT-MARINE (0.03%)
 A.P. Moller - Maersk Group                                       4                  33,038
TRANSPORT-RAIL (0.21%)
 Burlington Northern Santa Fe                                 1,200                  56,772
 CSX                                                          1,000                  40,080
 Norfolk Southern                                             1,300                  47,047
 Union Pacific                                                1,000                  67,250
                                                                                    211,149
TRANSPORT-SERVICES (0.48%)
 FedEx                                                        1,100                 108,339
 United Parcel Service                                        4,500                 384,570
                                                                                    492,909
WEB PORTALS (0.27%)
 Yahoo /1/                                                    7,400                 278,832
WIRELESS EQUIPMENT (0.11%)
 Motorola                                                     6,700                 115,240
                                               TOTAL COMMON STOCKS               67,154,636

                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.00%)
REAL ESTATE OPERATOR & DEVELOPER (0.00%)
 Atlantic Gulf Communities /3/                                4,809                       -
                                            TOTAL PREFERRED STOCKS                        -

                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
BONDS (12.95%)
ADVERTISING AGENCIES (0.03%)
 Interpublic Group
  5.40%; 11/15/09                                        $   30,000            $     30,372
ADVERTISING SERVICES (0.04%)
 WPP Finance /4/
  5.88%; 06/15/14                                            40,000                  41,630
AEROSPACE & DEFENSE (0.14%)
 BAE Systems Asset Trust /4/
  6.66%; 09/15/13                                            60,777                  67,344
 Northrop Grumman
  7.13%; 02/15/11                                            50,000                  57,381
 Raytheon
  6.75%; 08/15/07                                            15,000                  16,159
  8.30%; 03/01/10                                             5,000                   5,925
                                                                                    146,809
AIRLINES (0.12%)
 Continental Airlines
  6.65%; 03/15/19                                            93,040                  90,370
 Southwest Airlines
  5.50%; 11/01/06                                            35,000                  36,041
                                                                                    126,411
ASSET BACKED SECURITIES (0.17%)
 Chase Funding Mortgage Loan Asset Backed
  Certificates /4/ /5/
  2.53%; 11/25/18                                            80,192                  80,193
 William Street Funding /5/
  2.40%; 04/23/06                                           100,000                 100,080
                                                                                    180,273
AUTO FLOOR PLAN ASSET BACKED SECURITIES (0.10%)
 GE Dealer Floorplan Master Note Trust /5/
  2.46%; 07/20/08                                           100,000                 100,011
AUTO-CARS & LIGHT TRUCKS (0.14%)
 DaimlerChrysler Holding
  7.20%; 09/01/09                                            20,000                  22,260
  7.30%; 01/15/12                                            15,000                  17,029
 Ford Motor
  7.45%; 07/16/31                                            60,000                  60,344
 General Motors
  8.38%; 07/15/33                                            40,000                  41,444
                                                                                    141,077
AUTOMOBILE SEQUENTIAL (0.67%)
 Capital Auto Receivables Asset Trust
  1.44%; 02/15/07                                            87,130                  86,405
  2.48%; 01/15/08 /5/                                       150,000                 150,127
 Harley-Davidson Motorcycle Trust
  1.56%; 05/15/07                                            18,812                  18,769
 Honda Auto Receivables Owner Trust
  2.52%; 02/15/07                                           125,000                 124,619
 Nissan Auto Receivables Owner Trust
  4.80%; 02/15/07                                           113,525                 113,747
 USAA Auto Owner Trust
  2.41%; 02/15/07                                           100,000                  99,622
                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
AUTOMOBILE SEQUENTIAL (CONTINUED)
 Wachovia Auto Owner Trust
  2.40%; 05/21/07                                        $  100,000            $     99,526
                                                                                    692,815
BREWERY (0.03%)
 Miller Brewing /4/
  4.25%; 08/15/08                                            30,000                  30,273
BROADCASTING SERVICES & PROGRAMMING (0.03%)
 Clear Channel Communications
  7.65%; 09/15/10                                            25,000                  28,445
CABLE TV (0.15%)
 Comcast
  6.50%; 01/15/15                                            50,000                  55,578
 Comcast Cable Communications
  8.38%; 05/01/07                                            25,000                  27,649
 Cox Communications /4/
  4.63%; 01/15/10                                            35,000                  34,919
 EchoStar DBS
  6.38%; 10/01/11                                            40,000                  40,900
                                                                                    159,046
CASINO HOTELS (0.18%)
 Harrah's Operating
  5.50%; 07/01/10                                            35,000                  36,229
  8.00%; 02/01/11                                            35,000                  40,651
 MGM Mirage
  6.75%; 09/01/12                                            35,000                  36,838
  8.50%; 09/15/10                                            45,000                  51,187
 Station Casinos
  6.00%; 04/01/12                                            25,000                  25,469
                                                                                    190,374
CELLULAR TELECOMMUNICATIONS (0.03%)
 AT&T Wireless Services
  8.75%; 03/01/31                                            20,000                  26,966
CHEMICALS-DIVERSIFIED (0.03%)
 FMC
  10.25%; 11/01/09                                            5,000                   5,737
 ICI Wilmington
  4.38%; 12/01/08                                            20,000                  20,113
                                                                                     25,850
COMPUTER SERVICES (0.04%)
 Electronic Data Systems
  6.00%; 08/01/13                                            25,000                  26,397
  7.13%; 10/15/09                                            15,000                  16,521
                                                                                     42,918
CONSUMER PRODUCTS-MISCELLANEOUS (0.03%)
 Clorox /4/ /5/
  2.54%; 12/14/07                                            30,000                  29,984
CONTAINERS-PAPER & PLASTIC (0.04%)
 Sealed Air /4/
  5.63%; 07/15/13                                            40,000                  41,381
                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CREDIT CARD ASSET BACKED SECURITIES (3.79%)
 American Express Credit Account Master
  Trust /5/
  2.51%; 09/15/09                                        $  200,000            $    200,462
  2.51%; 11/16/09                                           275,000                 275,434
  2.51%; 12/15/09                                           200,000                 200,466
  2.54%; 09/15/08                                           200,000                 200,315
 BA Master Credit Card Trust /5/
  2.52%; 06/15/08                                           275,000                 275,450
 Bank One Issuance Trust /5/
  2.45%; 02/17/09                                           275,000                 275,199
 Chase Credit Card Master Trust
  2.45%; 07/16/07 /5/                                       250,000                 250,036
  5.50%; 11/17/08                                           350,000                 361,288
 Citibank Credit Card Issuance Trust
  2.32%; 02/15/07 /5/                                       175,000                 174,954
  6.90%; 10/15/07                                           200,000                 205,977
 Fleet Credit Card Master Trust II /5/
  2.54%; 05/15/08                                           200,000                 200,245
 GE Capital Credit Card Master
                                    Note
  Trust
  2.44%; 09/15/10 /5/                                       150,000                 150,077
  2.45%; 06/15/10                                           150,000                 150,070
 MBNA Credit Card Master Note Trust /5/
  2.51%; 08/17/09                                           275,000                 275,657
  2.54%; 02/15/10                                           100,000                 100,346
 MBNA Master Credit Card Trust
  2.56%; 07/15/07 /5/                                       200,000                 200,041
  6.90%; 01/15/08                                           200,000                 204,885
 Nordstrom Private Label Credit Card Master
  Note Trust /4/
  4.82%; 04/15/10                                           200,000                 204,741
                                                                                  3,905,643
DIVERSIFIED FINANCIAL SERVICES (0.14%)
 AXA Financial
  6.50%; 04/01/08                                            10,000                  10,819
 General Electric Capital
  4.25%; 12/01/10                                            25,000                  24,986
  6.75%; 03/15/32                                            50,000                  58,523
 NiSource Finance
  2.91%; 11/23/09 /5/                                        30,000                  29,958
  7.63%; 11/15/05                                            20,000                  20,729
                                                                                    145,015
DIVERSIFIED MANUFACTURING OPERATIONS (0.15%)
 Honeywell International
  5.13%; 11/01/06                                           155,000                 159,633
DIVERSIFIED OPERATIONS (0.05%)
 Hutchison Whampoa International /4/
  6.50%; 02/13/13                                            50,000                  53,885
ELECTRIC-DISTRIBUTION (0.01%)
 Detroit Edison
  6.13%; 10/01/10                                             5,000                   5,454
ELECTRIC-INTEGRATED (1.04%)
 Appalachian Power
  5.95%; 05/15/33                                             5,000                   5,052
                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 Arizona Public Service
  5.80%; 06/30/14                                        $   40,000            $     42,714
 Cincinnati Gas & Electric
  5.38%; 06/15/33                                            15,000                  14,269
  5.40%; 06/15/33                                            10,000                   9,547
  5.70%; 09/15/12                                            20,000                  21,189
 Columbus Southern Power
  6.60%; 03/01/33                                            25,000                  27,967
 Consumers Energy
  4.00%; 05/15/10                                            15,000                  14,733
  4.80%; 02/17/09                                            25,000                  25,649
  5.38%; 04/15/13                                            10,000                  10,342
 Entergy Gulf States
  2.80%; 12/01/09 /5/                                        20,000                  19,987
  3.60%; 06/01/08                                            20,000                  19,676
 Exelon
  6.75%; 05/01/11                                            30,000                  33,559
 Monongahela Power
  5.00%; 10/01/06                                            20,000                  20,361
 Nevada Power
  9.00%; 08/15/13                                            25,000                  29,250
 Ohio Edison
  5.45%; 05/01/15                                            45,000                  45,646
 Ohio Power
  6.60%; 02/15/33                                            20,000                  22,372
 Pacific Gas & Electric
  6.05%; 03/01/34                                            40,000                  41,545
 PECO Energy Transition Trust
  6.05%; 03/01/09                                           500,000                 519,441
 PSEG Energy Holdings
  7.75%; 04/16/07                                            25,000                  26,437
  8.63%; 02/15/08                                            25,000                  27,437
 Southern California Edison
  5.00%; 01/15/14                                            10,000                  10,162
 Texas-New Mexico Power
  6.25%; 01/15/09                                            25,000                  26,396
 TXU
  6.38%; 06/15/06                                            20,000                  20,764
 TXU Energy
  7.00%; 03/15/13                                            20,000                  22,337
 Wisconsin Electric Power
  3.50%; 12/01/07                                            10,000                   9,960
  5.63%; 05/15/33                                            10,000                  10,172
                                                                                  1,076,964
FINANCE-AUTO LOANS (0.43%)
 Ford Motor Credit
  7.25%; 10/25/11                                            20,000                  21,449
 General Motors Acceptance
  4.50%; 07/15/06                                            20,000                  20,012
  6.88%; 09/15/11                                            55,000                  56,364
  8.00%; 11/01/31                                           145,000                 149,043
 Toyota Motor Credit
  5.65%; 01/15/07                                           185,000                 192,900
                                                                                    439,768
                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-COMMERCIAL (0.03%)
 CIT Group
  3.65%; 11/23/07                                        $   30,000            $     29,884
FINANCE-CONSUMER LOANS (0.84%)
 American General Finance
  5.88%; 07/14/06                                           105,000                 108,867
 Household Finance
  4.13%; 12/15/08                                            15,000                  15,061
 HSBC Finance
  6.75%; 05/15/11                                            95,000                 106,611
 SLM
  4.00%; 01/15/10                                            40,000                  39,690
 SLM Student Loan Trust /5/
  2.00%; 10/25/12 /3/                                       200,000                 199,813
  2.12%; 04/25/13                                           275,000                 274,857
  2.14%; 01/25/13                                           125,000                 125,126
                                                                                    870,025
FINANCE-CREDIT CARD (0.07%)
 MBNA
  6.13%; 03/01/13                                            65,000                  69,662
FINANCE-INVESTMENT BANKER & BROKER (0.21%)
 Citigroup
  5.63%; 08/27/12                                            40,000                  42,598
  6.00%; 02/21/12                                            60,000                  65,639
 Goldman Sachs Group
  5.25%; 10/15/13                                            30,000                  30,693
  6.88%; 01/15/11                                            70,000                  78,972
                                                                                    217,902
FINANCE-MORTGAGE LOAN/BANKER (0.29%)
 Countrywide Home Loan
  3.25%; 05/21/08                                            55,000                  53,780
 Federal Home Loan Mortgage
  5.13%; 11/07/13                                           240,000                 240,960
                                                                                    294,740
FINANCE-OTHER SERVICES (0.09%)
 Caterpillar Financial Services
  1.80%; 08/20/07                                            55,000                  54,970
  3.63%; 11/15/07                                            10,000                  10,011
 Newcourt Credit Group
  6.88%; 02/16/05                                            30,000                  30,146
                                                                                     95,127
FOOD-MEAT PRODUCTS (0.06%)
 Smithfield Foods
  7.00%; 08/01/11                                            10,000                  10,675
  7.75%; 05/15/13                                             5,000                   5,563
  8.00%; 10/15/09                                            37,000                  40,977
                                                                                     57,215
FOOD-MISCELLANEOUS/DIVERSIFIED (0.06%)
 Kraft Foods
  5.63%; 11/01/11                                            25,000                  26,473
  6.25%; 06/01/12                                            30,000                  32,933
                                                                                     59,406
                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FOOD-RETAIL (0.04%)
 Albertson's
  7.50%; 02/15/11                                        $   25,000            $     28,954
 Kroger
  7.50%; 04/01/31                                            10,000                  11,954
                                                                                     40,908
GAS-DISTRIBUTION (0.05%)
 Ras Laffan Liquefied Natural Gas /4/
  8.29%; 03/15/14                                            40,000                  47,263
HOME EQUITY-OTHER (0.60%)
 Asset Backed Funding Certificates /5/
  2.55%; 07/25/34                                            75,783                  75,785
 Centex Home Equity /5/
  2.59%; 01/25/25                                           140,389                 140,392
 New Century Home Equity Loan Trust
  2.55%; 03/25/35                                           175,000                 174,995
  2.60%; 08/25/34 /5/                                        90,761                  90,763
 Residential Asset Securities /5/
  2.58%; 10/25/22                                           135,913                 135,934
                                                                                    617,869
HOTELS & MOTELS (0.14%)
 Hilton Hotels
  7.63%; 12/01/12                                            45,000                  52,624
 Hyatt Equities /4/
  6.88%; 06/15/07                                            35,000                  36,825
 Starwood Hotels & Resorts Worldwide /5/
  7.88%; 05/01/12                                            50,000                  57,125
                                                                                    146,574
INSTRUMENTS-SCIENTIFIC (0.03%)
 Fisher Scientific International /4/
  6.75%; 08/15/14                                            25,000                  26,813
INSURANCE BROKERS (0.07%)
 Marsh & McLennan
  5.38%; 07/15/14                                            55,000                  53,739
  5.88%; 08/01/33                                            15,000                  13,898
                                                                                     67,637
LIFE & HEALTH INSURANCE (0.20%)
 AIG SunAmerica Global Financing VI /4/
  6.30%; 05/10/11                                            85,000                  92,707
 John Hancock Global Funding II /4/
  7.90%; 07/02/10                                           100,000                 117,087
                                                                                    209,794
MACHINERY TOOLS & RELATED PRODUCTS (0.04%)
 Kennametal
  7.20%; 06/15/12                                            35,000                  38,893
MEDICAL-HMO (0.18%)
 Aetna
  7.88%; 03/01/11                                            70,000                  81,925
 Anthem
  6.80%; 08/01/12                                            20,000                  22,641
 Health Net /5/
  9.88%; 04/15/11                                            55,000                  66,350
                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MEDICAL-HMO (CONTINUED)
 WellPoint /4/
  3.75%; 12/14/07                                        $   10,000            $      9,995
                                                                                    180,911
MEDICAL-HOSPITALS (0.10%)
 HCA
  7.50%; 12/15/23                                           105,000                 106,590
METAL-DIVERSIFIED (0.07%)
 Inco
  7.20%; 09/15/32                                            20,000                  23,310
  7.75%; 05/15/12                                            40,000                  47,359
                                                                                     70,669
MISCELLANEOUS INVESTING (0.05%)
 Reckson Operating Partnership
  5.15%; 01/15/11                                            25,000                  25,216
 Rouse
  3.63%; 03/15/09                                            15,000                  14,141
  5.38%; 11/26/13                                            10,000                   9,594
                                                                                     48,951
MONEY CENTER BANKS (0.09%)
 JP Morgan Chase
  6.00%; 02/15/09                                            90,000                  96,010
MORTGAGE BACKED SECURITIES (0.15%)
 GMAC Mortgage Corporation
                                   Loan
  Trust /3/ /5/
  2.53%; 02/25/35                                           150,000                 150,164
MULTI-LINE INSURANCE (0.02%)
 Hartford Financial Services Group
  2.38%; 06/01/06                                            25,000                  24,543
MULTIMEDIA (0.15%)
 AOL Time Warner
  7.70%; 05/01/32                                            70,000                  85,618
 News America Holdings
  8.88%; 04/26/23                                            50,000                  65,007
                                                                                    150,625
NON-HAZARDOUS WASTE DISPOSAL (0.01%)
 Waste Management
  7.38%; 08/01/10                                            10,000                  11,463
OIL & GAS DRILLING (0.04%)
 Consolidated Natural Gas
  6.25%; 11/01/11                                            30,000                  32,929
  5.00%; 03/01/14                                            10,000                  10,023
                                                                                     42,952
OIL COMPANY-EXPLORATION & PRODUCTION (0.17%)
 Kerr-McGee
  5.88%; 09/15/06                                            10,000                  10,375
  7.88%; 09/15/31                                            25,000                  30,617
 Nexen
  5.05%; 11/20/13                                            30,000                  29,793
 Pemex Project Funding Master Trust
  7.38%; 12/15/14                                            35,000                  38,902
  8.00%; 11/15/11                                            10,000                  11,510
  8.63%; 02/01/22 /5/                                        40,000                  46,540
                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
 Plains Exploration & Production
  7.13%; 06/15/14                                        $   10,000            $     10,900
                                                                                    178,637
OIL COMPANY-INTEGRATED (0.09%)
 Amerada Hess
  7.88%; 10/01/29                                            60,000                  70,992
 Petro-Canada
  5.35%; 07/15/33                                            25,000                  23,361
                                                                                     94,353
PAPER & RELATED PRODUCTS (0.11%)
 International Paper
  5.85%; 10/30/12                                            30,000                  31,966
 Sappi Papier Holding /4/
  6.75%; 06/15/12                                            25,000                  27,778
 Weyerhaeuser
  6.00%; 08/01/06                                            20,000                  20,783
  6.75%; 03/15/12                                            30,000                  33,805
                                                                                    114,332
PIPELINES (0.06%)
 CenterPoint Energy Resources
  7.75%; 02/15/11                                            25,000                  29,142
 Consolidated Natural Gas
  5.00%; 12/01/14                                             5,000                   5,005
 Panhandle Eastern Pipe Line
  2.75%; 03/15/07                                            10,000                   9,791
 Texas Eastern Transmission
  7.00%; 07/15/32                                            20,000                  22,976
                                                                                     66,914
REAL ESTATE OPERATOR & DEVELOPER (0.04%)
 EOP Operating
  4.75%; 03/15/14                                            20,000                  19,347
  7.50%; 04/19/29                                            20,000                  23,183
                                                                                     42,530
RETAIL-AUTOMOBILE (0.02%)
 AutoNation
  9.00%; 08/01/08                                            15,000                  17,138
RETAIL-MAJOR DEPARTMENT STORE (0.08%)
 May Department Stores
  5.95%; 11/01/08                                            45,000                  47,579
  7.88%; 03/01/30                                            30,000                  35,613
 Saks
  8.25%; 11/15/08                                               356                     390
                                                                                     83,582
RETAIL-RESTAURANTS (0.02%)
 Tricon Global Restaurants
  8.88%; 04/15/11                                            20,000                  24,710
SAVINGS & LOANS-THRIFTS (0.06%)
 Washington Mutual
  5.50%; 01/15/13                                            30,000                  30,981
  8.25%; 04/01/10                                            30,000                  35,098
                                                                                     66,079
                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SOVEREIGN (0.18%)
 Mexico Government
  8.00%; 09/24/22                                        $   70,000            $     80,745
  8.30%; 08/15/31                                            40,000                  46,880
  8.38%; 01/14/11                                            50,000                  58,725
                                                                                    186,350
SPECIAL PURPOSE ENTITY (0.33%)
 Connecticut RRB Special Purpose Trust
  2.86%; 12/30/10 /5/                                       200,000                 200,936
  5.36%; 03/30/07                                            28,815                  29,022
 Farmers Exchange Capital /4/
  7.05%; 07/15/28                                           110,000                 112,671
                                                                                    342,629
TELEPHONE-INTEGRATED (0.30%)
 AT&T /5/
  9.05%; 11/15/11                                            25,000                  28,781
 Deutsche Telekom /5/
  8.75%; 06/15/30                                            40,000                  52,818
 France Telecom /5/
  9.25%; 03/01/31                                            20,000                  27,112
 Sprint Capital
  6.00%; 01/15/07                                            30,000                  31,398
  8.75%; 03/15/32                                             5,000                   6,662
 Telecom Italia Capital
  4.00%; 11/15/08                                            25,000                  24,904
  4.00%; 01/15/10                                            30,000                  29,415
 Verizon
  6.50%; 09/15/11                                            95,000                 104,504
                                                                                    305,594
TEXTILE-HOME FURNISHINGS (0.03%)
 Mohawk Industries
  7.20%; 04/15/12                                            25,000                  28,765
TOBACCO (0.06%)
 Altria Group
  7.00%; 11/04/13                                            25,000                  27,089
  7.75%; 01/15/27                                            30,000                  33,671
                                                                                     60,760
TRANSPORT-RAIL (0.11%)
 Burlington Northern Santa Fe
  4.58%; 01/15/21                                            25,000                  25,160
 CSX
  2.75%; 02/15/06                                            20,000                  19,828
  9.00%; 08/15/06                                            10,000                  10,830
 Norfolk Southern
  7.35%; 05/15/07                                            20,000                  21,646
 Union Pacific
  6.65%; 01/15/11                                            20,000                  22,362
  6.79%; 11/09/07                                            15,000                  16,138
                                                                                    115,964
TRANSPORT-SERVICES (0.03%)
 FedEx
  7.25%; 02/15/11                                            30,000                  34,246
                                                       TOTAL BONDS               13,356,170

                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (1.30%)
5.50%; 01/01/20 /6/                                      $  475,000            $    490,437
6.00%; 01/01/35 /6/                                         550,000                 568,047
7.50%; 10/01/30                                              76,213                  81,688
10.00%; 09/01/17                                             35,657                  38,868
11.50%; 10/01/15                                             47,383                  52,369
12.00%; 07/01/10                                             26,427                  29,308
12.00%; 07/01/13                                             35,009                  39,390
12.00%; 06/01/15                                             34,273                  38,714
                                          TOTAL FHLMC CERTIFICATES                1,338,821

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (5.26%)
4.50%; 01/01/20 /6/                                         400,000                 398,625
5.50%; 01/01/20 /6/                                         375,000                 387,422
5.50%; 01/01/35 /6/                                         700,000                 710,500
6.50%; 04/01/31                                             148,131                 155,505
6.50%; 03/01/32                                             129,634                 136,087
6.50%; 07/01/32                                              95,911                 100,670
6.50%; 07/01/32                                              21,103                  22,150
6.50%; 09/01/32                                             689,703                 723,926
6.50%; 12/01/32                                             384,644                 403,730
6.50%; 11/01/33                                             215,488                 226,054
6.50%; 05/01/34                                             205,685                 215,923
7.00%; 04/01/23                                               4,509                   4,808
7.00%; 04/01/30                                               3,786                   4,016
7.00%; 09/01/31                                             707,421                 749,935
7.00%; 10/01/31                                             145,063                 153,781
7.00%; 07/01/32                                              48,305                  51,207
7.00%; 08/01/32                                              79,718                  84,507
7.50%; 04/01/30                                               2,430                   2,605
7.50%; 06/01/30                                             134,067                 143,652
7.50%; 11/01/30                                              31,984                  34,271
7.50%; 02/01/31                                              85,162                  91,280
7.50%; 01/01/32                                               2,057                   2,204
7.50%; 06/01/32                                              77,248                  82,704
7.50%; 07/01/32                                             127,246                 136,234
8.00%; 02/01/12                                              35,016                  37,246
8.00%; 12/01/31                                               7,149                   7,740
8.00%; 02/01/32                                             149,296                 161,127
8.00%; 04/01/32                                               8,437                   9,106
8.00%; 04/01/32                                               2,492                   2,689
8.50%; 05/01/32                                             137,578                 149,975
10.00%; 04/01/16                                             31,716                  34,764
                                           TOTAL FNMA CERTIFICATES                5,424,443

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (0.06%)
10.50%; 04/15/14                                             13,630                  15,195
12.00%; 12/15/12                                             43,713                  49,366
                                           TOTAL GNMA CERTIFICATES                   64,561
                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
TREASURY BONDS (8.40%)
 U.S. Treasury
  3.50%; 11/15/06                                        $2,650,000            $  2,672,361
  3.63%; 05/15/13                                           350,000                 339,158
  3.88%; 02/15/13                                         2,000,000               1,973,282
  4.75%; 11/15/08                                           250,000                 261,846
  5.50%; 08/15/28                                            75,000                  81,176
  5.63%; 05/15/08                                           250,000                 268,145
  6.13%; 08/15/29                                         1,120,000               1,314,949
  6.50%; 02/15/10                                           725,000                 820,807
  8.13%; 08/15/19                                           250,000                 341,230
  8.13%; 08/15/21                                           425,000                 588,459
                                              TOTAL TREASURY BONDS                8,661,413

                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.74%)
FINANCE-MORTGAGE LOAN/BANKER (1.74%)
 Federal Home Loan Mortgage
  2.14%; 01/11/05                                         1,400,000               1,399,149
 Federal National Mortgage Association
  2.30%; 02/10/05                                           400,000                 398,978
                                                                                  1,798,127
                                            TOTAL COMMERCIAL PAPER                1,798,127

                                              Maturity

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.52%)
 Deutsche Bank Securities; 2.20%; dated
  12/31/04 maturing 01/03/05 (collateralized
  by FNMA; $549,644; 11/15/24) /7/                       $  538,965            $    538,866
                                       TOTAL REPURCHASE AGREEMENTS                  538,866
                                                                               ------------

                              TOTAL PORTFOLIO INVESTMENTS (95.35%)               98,337,037
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (4.65%)                                                              4,793,501
                                        TOTAL NET ASSETS (100.00%)             $103,130,538
                                                                               --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                            ASSET ALLOCATION ACCOUNT

                               DECEMBER 31, 2004


    Contract                    Opening       Current      Unrealized
      Type        Commitment  Market Value  Market Value   Gain (Loss)
-----------------------------------------------------------------------
FUTURES CONTRACTS
 13 Australia 10          Buy        $1,081,465    $1,070,260     $(11,205)
 Year Bond
 March, 2005
 Futures

 28 DJ Euro Stoxx         Buy        1,118,172     1,121,979         3,807
 50
 March, 2005
 Futures

 5 FTSE 100 Index         Buy           455,947       460,536         4,589
 March, 2005
 Futures

 3 Hang Seng              Buy
 January, 2005                          273,886       274,461           575
 Futures

 15 Long Gilt
 March, 2005              Buy          3,198,127     3,212,764        14,637
 Futures

 20 MSCI Taiwan
 Index                    Buy            501,840       519,800        17,960
 January, 2005
 Futures

 36 Russell Mini
 March, 2005              Sell         2,309,257     2,354,220       (44,963)
 Futures

 10 SPI 200
 March, 2005              Buy            778,015       794,875        16,860
 Futures

 29 S&P eMini
 March, 2005              Buy          1,726,431     1,759,865        33,434
 Futures

 8 S&P 500
 March, 2005              Sell         2,380,460     2,427,400       (46,940)
 Futures

 19 Topix Index
 March, 2005              Buy          2,029,596     2,127,696        98,100
 Futures

 10 U.S. Long
 Bond                     Buy          1,115,106     1,125,000         9,894
 March, 2005
 Futures

 8 U.S. 2 Year
 Note                     Sell          1,674,353     1,676,750        (2,397)
 March, 2005
 Futures


FUTURES CONTRACTS (CONTINUED)
18 U.S. 5 Year      Buy        $1,965,036    $1,971,563     $   6,527
Note
March, 2005
Futures

16 U.S. 10 Year     Buy         1,782,419     1,791,000         8,581
Note
March, 2005
Futures





See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                            ASSET ALLOCATION ACCOUNT

                               DECEMBER 31, 2004


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $349,977 or 0.34% of net assets.
/4 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,055,489 or 1.02% of net assets.
/5 /Variable rate.
/6 /Security or a portion of the security was purchased in a "to-be-announced"
  ("TBA") transaction. See Notes to Financial Statements.
/7 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $11,559,700
Unrealized Depreciation                       (1,102,731)
                                             -----------
Net Unrealized Appreciation (Depreciation)    10,456,969
Cost for federal income tax purposes         $87,880,068


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                               Value                 Percentage of
                                                             Total Value
-------------------------------------------------------------------------------
 Currency Contracts                 $ 39,901,151                 24.79%
 Futures Contracts                    22,688,169                 14.10
 Consumer, Non-cyclical               16,186,883                 10.06
 Financial                            14,068,232                  8.74
 Government                           11,103,717                  6.90
 Funds                                10,355,093                  6.43
 Communications                        8,441,298                  5.25
 Technology                            7,800,578                  4.85
 Asset Backed Securities               6,995,970                  4.35
 Mortgage Securities                   6,827,825                  4.24
 Industrial                            5,808,111                  3.61
 Consumer, Cyclical                    4,114,880                  2.56
 Energy                                3,576,488                  2.22
 Basic Materials                       2,120,178                  1.32
 Utilities                               883,899                  0.55
 Diversified                              53,885                  0.03
                    TOTAL           $160,926,356                100.00%
                                   ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                BALANCED ACCOUNT

                               DECEMBER 31, 2004

                                           Shares

                                           Held                                 Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (65.70%)
ADVERTISING SERVICES (0.06%)
 WPP Group                                                 1,481            $     80,937
AEROSPACE & DEFENSE (0.34%)
 Boeing                                                    1,437                  74,393
 Northrop Grumman                                          5,510                 299,524
 Rockwell Collins                                          1,550                  61,132
                                                                                 435,049
AEROSPACE & DEFENSE EQUIPMENT (1.06%)
 Armor Holdings /1/                                        1,521                  71,517
 DRS Technologies /1/                                      1,000                  42,710
 General Dynamics                                          3,797                 397,166
 Goodrich                                                  1,820                  59,405
 Lockheed Martin                                           2,180                 121,099
 Moog /1/                                                    539                  24,444
 Orbital Sciences /1/                                      1,391                  16,456
 United Defense Industries /1/                             1,374                  64,921
 United Technologies                                       5,202                 537,627
                                                                               1,335,345
AIRLINES (0.09%)
 ExpressJet Holdings /1/                                   6,842                  88,125
 Skywest                                                   1,491                  29,909
                                                                                 118,034
APPAREL MANUFACTURERS (0.41%)
 Coach /1/                                                 3,977                 224,303
 Liz Claiborne                                             1,800                  75,978
 Polo Ralph Lauren                                         3,090                 131,634
 Quiksilver /1/                                              824                  24,547
 VF                                                        1,090                  60,364
                                                                                 516,826
APPLICATIONS SOFTWARE (1.39%)
 Microsoft                                                61,640               1,646,404
 Quest Software /1/                                        3,629                  57,883
 Serena Software /1/                                       1,649                  35,684
 SS&C Technologies                                         1,058                  21,848
                                                                               1,761,819
ATHLETIC FOOTWEAR (0.36%)
 Nike                                                      4,473                 405,656
 Reebok International                                      1,015                  44,660
                                                                                 450,316
AUDIO & VIDEO PRODUCTS (0.14%)
 Matsushita Electric Industrial                            5,700                  91,485
 Pioneer                                                   1,700                  33,218
 Polycom /1/                                               2,212                  51,584
                                                                                 176,287
AUTO-CARS & LIGHT TRUCKS (0.24%)
 Nissan Motor                                              6,325                 138,771
 Toyota Motor                                              2,015                 164,968
                                                                                 303,739
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.31%)
 Oshkosh Truck                                               963                  65,850
 Paccar                                                    2,805                 225,746
 Volvo                                                     2,554                 101,266
                                                                                 392,862
                                           Shares

                                           Held                                 Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.12%)
 American Axle & Manufacturing Holdings                      620            $     19,009
 Dana                                                      1,269                  21,992
 Magna International                                         755                  62,325
 Tenneco Automotive /1/                                    3,021                  52,082
                                                                                 155,408
BEVERAGES-NON-ALCOHOLIC (0.84%)
 Coca-Cola                                                 9,588                 399,149
 Pepsico                                                  12,691                 662,470
                                                                               1,061,619
BEVERAGES-WINE & SPIRITS (0.32%)
 Brown-Forman                                              4,969                 241,891
 Constellation Brands /1/                                  1,310                  60,928
 Diageo                                                    1,746                 101,058
                                                                                 403,877
BREWERY (0.06%)
 Anheuser-Busch                                              799                  40,533
 SABMiller                                                 2,005                  33,083
                                                                                  73,616
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.25%)
 CRH                                                       3,641                  97,543
 Masco                                                     3,210                 117,261
 Simpson Manufacturing                                     1,143                  39,891
 USG /1/ /2/                                               1,397                  56,257
                                                                                 310,952
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.09%)
 Eagle Materials                                             685                  59,150
 Texas Industries                                            942                  58,762
                                                                                 117,912
BUILDING PRODUCTS-LIGHT FIXTURES (0.02%)
 Genlyte Group /1/                                           341                  29,217
BUILDING PRODUCTS-WOOD (0.03%)
 Universal Forest Products                                   807                  35,024
BUILDING-MAINTENANCE & SERVICE (0.02%)
 Rollins                                                   1,076                  28,320
BUILDING-RESIDENTIAL & COMMERCIAL (0.39%)
 Brookfield Homes                                          1,198                  40,612
 Daiwa House Industry /2/                                    187                  21,261
 Hovnanian Enterprises /1/                                 1,121                  55,512
 KB Home                                                   1,763                 184,057
 M/I Schottenstein Homes                                     782                  43,096
 MDC Holdings                                                820                  70,881
 Pulte                                                     1,310                  83,578
                                                                                 498,997
CABLE TV (0.30%)
 Comcast /1/                                               9,830                 327,142
 Liberty Media International /1/                           1,070                  49,466
                                                                                 376,608
CASINO HOTELS (0.07%)
 Mandalay Resort Group                                     1,300                  91,559
CASINO SERVICES (0.05%)
 International Game Technology                             1,166                  40,087
                                           Shares

                                           Held                                 Value

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COMMON STOCKS (CONTINUED)
CASINO SERVICES (CONTINUED)
 Scientific Games /1/                                      1,079            $     25,723
                                                                                  65,810
CELLULAR TELECOMMUNICATIONS (0.31%)
 mmO2 /1/                                                  4,620                 108,893
 Vodafone Group                                            8,584                 235,030
 Western Wireless /1/                                      1,520                  44,536
                                                                                 388,459
CHEMICALS-DIVERSIFIED (0.26%)
 BASF                                                        787                  56,680
 Dow Chemical                                              2,670                 132,192
 FMC /1/                                                   1,635                  78,970
 PPG Industries                                              890                  60,662
                                                                                 328,504
CHEMICALS-SPECIALTY (0.41%)
 Albemarle                                                   661                  25,587
 Cabot                                                     3,629                 140,370
 Eastman Chemical                                          3,270                 188,777
 MacDermid                                                   475                  17,148
 Sigma-Aldrich                                             1,710                 103,387
 Terra Industries /1/ /2/                                  5,071                  45,030
                                                                                 520,299
COAL (0.04%)
 Peabody Energy                                              690                  55,828
COATINGS & PAINT (0.10%)
 Sherwin-Williams                                          2,810                 125,410
COLLECTIBLES (0.03%)
 RC2 /1/                                                   1,071                  34,915
COMMERCIAL BANKS (1.63%)
 AmSouth Bancorp                                           3,000                  77,700
 Banco Santander Central Hispano /2/                      12,132                 150,073
 Bank of Hawaii                                              815                  41,353
 Bank of Ireland                                           1,510                 100,777
 Bank of Nova Scotia /2/                                   3,940                 133,369
 BB&T                                                      3,210                 134,981
 BOK Financial /1/                                           161                   7,850
 City Holding                                                426                  15,438
 City National                                             1,715                 121,165
 Colonial BancGroup                                        1,916                  40,677
 Columbia Banking Systems                                    679                  16,968
 Community Bank System                                       503                  14,210
 Cullen/Frost Bankers                                        283                  13,754
 First Midwest Bancorp                                       850                  30,847
 Hanmi Financial                                             563                  20,234
 Hibernia                                                  3,075                  90,743
 Hudson United Bancorp                                     1,481                  58,322
 Irwin Financial                                             604                  17,148
 Kookmin Bank /2/                                          1,031                  40,292
 Marshall & Ilsley                                         4,930                 217,906
 National Bank of Greece                                   8,548                  57,699
 North Fork Bancorp                                        2,882                  83,146
 Pacific Capital Bancorp.                                  1,164                  39,564
 Prosperity Bancshares                                       443                  12,940
 R&G Financial                                             1,173                  45,606
                                           Shares

                                           Held                                 Value

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COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
 South Financial Group                                     1,008            $     32,790
 Toronto-Dominion Bank                                     2,433                 101,407
 Trustmark                                                   403                  12,521
 UCBH Holdings                                               950                  43,529
 UnionBanCal                                               2,490                 160,555
 Vineyard National Bancorp.-PIPEs /3/                        204                   6,476
 Vineyard National Bancorp.-Rights /1/
  /3/                                                         51                      92
 Westamerica Bancorp.                                        322                  18,776
 Zions Bancorp                                             1,430                  97,283
                                                                               2,056,191
COMMERCIAL SERVICE-FINANCE (0.00%)
 iPayment /1/                                                109                   5,398
COMMERCIAL SERVICES (0.13%)
 Alliance Data Systems /1/                                 2,690                 127,721
 Magellan Health Services /1/                                954                  32,589
                                                                                 160,310
COMMUNICATIONS SOFTWARE (0.04%)
 Avid Technology /1/                                         740                  45,695
COMPUTER AIDED DESIGN (0.20%)
 ANSYS /1/                                                   488                  15,645
 Autodesk                                                  6,320                 239,844
                                                                                 255,489
COMPUTER SERVICES (0.08%)
 Cognizant Technology Solutions /1/                          966                  40,891
 Perot Systems /1/                                         1,888                  30,264
 SRA International /1/                                       469                  30,110
                                                                                 101,265
COMPUTERS (1.21%)
 Apple Computer /1/                                        3,775                 243,110
 Hewlett-Packard                                           8,470                 177,616
 International Business Machines                          11,301               1,114,052
                                                                               1,534,778
COMPUTERS-INTEGRATED SYSTEMS (0.72%)
 Brocade Communications Systems /1/                        5,840                  44,618
 Dell /1/                                                 17,968                 757,171
 NCR /1/                                                   1,560                 107,999
                                                                                 909,788
COMPUTERS-MEMORY DEVICES (0.42%)
 EMC /1/                                                  27,747                 412,598
 Komag /1/                                                 1,521                  28,564
 Storage Technology /1/                                      681                  21,527
 TDK                                                         950                  70,528
                                                                                 533,217
COMPUTERS-PERIPHERAL EQUIPMENT (0.02%)
 Electronics for Imaging /1/                               1,389                  24,182
CONSULTING SERVICES (0.03%)
 Accenture /1/                                             1,500                  40,500
CONSUMER PRODUCTS-MISCELLANEOUS (0.16%)
 Central Garden & Pet /1/                                    485                  20,244
 Clorox                                                    1,190                  70,127
                                           Shares

                                           Held                                 Value

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COMMON STOCKS (CONTINUED)
CONSUMER PRODUCTS-MISCELLANEOUS (CONTINUED)
 Scotts /1/                                                1,578            $    116,014
                                                                                 206,385
CONTAINERS-METAL & GLASS (0.33%)
 Ball                                                      8,968                 394,412
 Silgan Holdings                                             383                  23,348
                                                                                 417,760
COSMETICS & TOILETRIES (1.64%)
 Alberto-Culver                                            2,820                 136,967
 Avon Products                                             3,332                 128,948
 Chattem /1/                                                 684                  22,640
 Estee Lauder                                              4,282                 195,987
 Gillette                                                 11,680                 523,031
 Kimberly-Clark                                            1,150                  75,682
 Procter & Gamble                                         18,009                 991,936
                                                                               2,075,191
CRUISE LINES (0.03%)
 Carnival                                                    700                  40,341
DATA PROCESSING & MANAGEMENT (0.42%)
 Automatic Data Processing                                 5,701                 252,839
 First Data                                                3,279                 139,489
 Global Payments                                           2,459                 143,950
                                                                                 536,278
DECISION SUPPORT SOFTWARE (0.02%)
 Wind River Systems /1/                                    1,759                  23,834
DENTAL SUPPLIES & EQUIPMENT (0.05%)
 Sybron Dental Specialties /1/                             1,759                  62,233
DIAGNOSTIC EQUIPMENT (0.07%)
 Gen-Probe /1/                                             2,061                  93,178
DIALYSIS CENTERS (0.03%)
 DaVita /1/                                                1,048                  41,427
DIRECT MARKETING (0.14%)
 Harte-Hanks                                               6,930                 180,041
DISPOSABLE MEDICAL PRODUCTS (0.12%)
 C.R. Bard                                                 2,382                 152,400
DISTRIBUTION-WHOLESALE (0.26%)
 Aviall /1/                                                  927                  21,293
 Hughes Supply                                             2,064                  66,770
 Ingram Micro /1/                                          3,876                  80,621
 United Stationers /1/                                       873                  40,332
 W.W. Grainger                                               590                  39,306
 Watsco                                                      880                  30,994
 WESCO International /1/                                   1,511                  44,786
                                                                                 324,102
DIVERSIFIED MANUFACTURING OPERATIONS (2.42%)
 3M                                                        1,396                 114,570
 Carlisle                                                    602                  39,082
 Eaton                                                     3,220                 232,999
 General Electric                                         51,266               1,871,209
 Illinois Tool Works                                       1,096                 101,577
 ITT Industries                                            2,127                 179,625
 Siemens                                                   1,585                 134,202
                                           Shares

                                           Held                                 Value

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COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
 Tyco International                                       10,861            $    388,172
                                                                               3,061,436
DIVERSIFIED MINERALS (0.27%)
 Anglo American /2/                                        3,150                  74,939
 BHP Billiton                                              5,710                 137,154
 Cia Vale do Rio Doce                                      4,590                 133,156
                                                                                 345,249
DIVERSIFIED OPERATIONS (0.16%)
 Brascan                                                   3,367                 121,246
 Tomkins /2/                                               4,333                  85,750
                                                                                 206,996
E-COMMERCE-SERVICES (0.37%)
 eBay /1/                                                  3,800                 441,864
 Priceline.com /1/ /2/                                     1,136                  26,798
                                                                                 468,662
E-MARKETING-INFORMATION (0.01%)
 Digital River /1/                                           284                  11,817
E-SERVICES-CONSULTING (0.04%)
 Websense /1/                                              1,016                  51,532
ELECTRIC PRODUCTS-MISCELLANEOUS (0.37%)
 Emerson Electric                                          3,660                 256,566
 Hitachi                                                   1,369                  95,050
 Littelfuse /1/                                              956                  32,657
 Sharp                                                     5,026                  82,426
                                                                                 466,699
ELECTRIC-GENERATION (0.07%)
 AES /1/                                                   6,406                  87,570
ELECTRIC-INTEGRATED (1.47%)
 Constellation Energy Group                                4,085                 178,555
 Duke Energy                                               2,120                  53,700
 E.ON /2/                                                  1,049                  95,459
 Edison International                                      8,050                 257,842
 Enel /2/                                                  2,280                 112,723
 Exelon                                                    5,680                 250,318
 MDU Resources Group                                       2,411                  64,326
 OGE Energy                                                1,146                  30,380
 PPL                                                       4,110                 218,981
 RWE                                                         901                  49,735
 Scottish Power                                            3,670                 114,357
 TXU                                                       6,729                 434,424
                                                                               1,860,800
ELECTRIC-TRANSMISSION (0.12%)
 National Grid Group /2/                                   3,189                 153,040
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.14%)
 DSP Group /1/                                             1,727                  38,564
 Koninklijke Philips Electronics                           2,851                  75,552
 Methode Electronics                                       1,534                  19,712
 Omron                                                     1,869                  44,595
                                                                                 178,423
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.19%)
 Cree /1/ /2/                                              1,278                  51,222
 Fairchild Semiconductor International
  /1/                                                      2,719                  44,211
                                           Shares

                                           Held                                 Value

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COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
 Intel                                                    39,926            $    933,869
 International Rectifier /1/                               1,670                  74,432
 Microsemi /1/                                             2,852                  49,511
 PMC - Sierra /1/                                          1,227                  13,804
 Silicon Laboratories /1/                                    507                  17,902
 Texas Instruments                                        13,200                 324,984
                                                                               1,509,935
ELECTRONIC CONNECTORS (0.13%)
 Amphenol /1/                                              4,588                 168,563
ELECTRONIC FORMS (0.28%)
 Adobe Systems                                             5,675                 356,049
ELECTRONIC MEASUREMENT INSTRUMENTS (0.05%)
 Tektronix                                                 2,086                  63,018
ELECTRONIC PARTS DISTRIBUTION (0.03%)
 Avnet /1/                                                 2,208                  40,274
ENGINES-INTERNAL COMBUSTION (0.20%)
 Briggs & Stratton                                           826                  34,345
 Cummins Engine                                            2,670                 223,719
                                                                                 258,064
ENTERPRISE SOFTWARE & SERVICE (0.46%)
 BMC Software /1/                                          3,160                  58,776
 Hyperion Solutions /1/                                    1,455                  67,832
 Oracle /1/                                               28,654                 393,133
 SAP                                                       1,425                  62,999
                                                                                 582,740
FIDUCIARY BANKS (0.07%)
 Investors Financial Services                              1,849                  92,413
FINANCE-AUTO LOANS (0.17%)
 Westcorp                                                    976                  44,828
 WFS Financial /1/                                         3,396                 172,449
                                                                                 217,277
FINANCE-COMMERCIAL (0.13%)
 CIT Group                                                 3,440                 157,621
FINANCE-CONSUMER LOANS (0.05%)
 Aiful /2/                                                   923                  25,239
 Portfolio Recovery Associates /1/                           957                  39,448
                                                                                  64,687
FINANCE-CREDIT CARD (1.03%)
 American Express                                          6,508                 366,856
 Capital One Financial                                     5,349                 450,439
 MBNA                                                     17,429                 491,324
                                                                               1,308,619
FINANCE-INVESTMENT BANKER & BROKER (2.49%)
 Bear Stearns                                                940                  96,171
 Citigroup                                                27,490               1,324,468
 Goldman Sachs Group                                       5,444                 566,394
 Legg Mason                                                1,095                  80,220
 Lehman Brothers Holdings                                  4,617                 403,895
 Merrill Lynch                                             3,090                 184,689
 Morgan Stanley                                            7,370                 409,183
                                           Shares

                                           Held                                 Value

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COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Nomura Holdings                                           6,255            $     91,073
                                                                               3,156,093
FINANCE-MORTGAGE LOAN/BANKER (0.40%)
 American Home Mortgage Investment                         1,456                  49,868
 Doral Financial                                           1,850                  91,113
 Federal Home Loan Mortgage /2/                            1,330                  98,021
 Federal National Mortgage Association                     3,767                 268,248
                                                                                 507,250
FINANCIAL GUARANTEE INSURANCE (0.25%)
 MGIC Investment                                           3,280                 226,025
 Radian Group                                              1,340                  71,341
 Triad Guaranty /1/                                          225                  13,608
                                                                                 310,974
FOOD-CONFECTIONERY (0.06%)
 Hershey Foods                                             1,460                  81,088
FOOD-FLOUR & GRAIN (0.29%)
 Archer Daniels Midland                                   16,650                 371,461
FOOD-MISCELLANEOUS/DIVERSIFIED (0.29%)
 Kellogg                                                   2,720                 121,475
 Nestle                                                    2,520                 165,690
 Unilever                                                  1,274                  84,989
                                                                                 372,154
FOOD-RETAIL (0.11%)
 Tesco                                                     7,538                 141,338
FOOD-WHOLESALE & DISTRIBUTION (0.03%)
 Sysco                                                     1,080                  41,224
FOOTWEAR & RELATED APPAREL (0.08%)
 Timberland /1/                                            1,309                  82,035
 Wolverine World Wide                                        676                  21,240
                                                                                 103,275
GARDEN PRODUCTS (0.08%)
 Toro                                                      1,171                  95,261
GAS-DISTRIBUTION (0.40%)
 Energen                                                   4,671                 275,355
 ONEOK                                                     7,048                 200,304
 UGI                                                         725                  29,660
                                                                                 505,319
HEALTH CARE COST CONTAINMENT (0.24%)
 Caremark Rx /1/                                           7,792                 307,239
HOME DECORATION PRODUCTS (0.12%)
 Newell Rubbermaid                                         6,396                 154,719
HOTELS & MOTELS (0.18%)
 InterContinental Hotels Group                             5,458                  68,880
 Starwood Hotels & Resorts Worldwide                       2,600                 151,840
                                                                                 220,720
HUMAN RESOURCES (0.44%)
 Korn/Ferry International /1/                              1,774                  36,811
 Labor Ready /1/                                           3,211                  54,330
 Manpower                                                  2,329                 112,491
                                           Shares

                                           Held                                 Value

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COMMON STOCKS (CONTINUED)
HUMAN RESOURCES (CONTINUED)
 Robert Half International                                12,038            $    354,278
                                                                                 557,910
IMPORT & EXPORT (0.15%)
 Mitsubishi /2/                                            7,480                 192,610
INDEX FUND (0.05%)
 Regional Bank HOLDRs Trust                                  439                  62,316
INDUSTRIAL GASES (0.16%)
 Air Products & Chemicals                                  3,530                 204,634
INSTRUMENTS-CONTROLS (0.19%)
 Parker Hannifin                                           1,270                  96,190
 Thermo Electron /1/                                       4,600                 138,874
                                                                                 235,064
INSTRUMENTS-SCIENTIFIC (0.15%)
 Applied Biosystems Group                                  2,210                  46,211
 Dionex /1/                                                  317                  17,965
 PerkinElmer                                               5,417                 121,828
                                                                                 186,004
INTERNET APPLICATION SOFTWARE (0.02%)
 eResearch Technology /1/                                  1,829                  28,990
INTERNET CONNECTIVE SERVICES (0.02%)
 Hanaro Telecom /1/                                        7,263                  21,426
INTERNET FINANCIAL SERVICES (0.13%)
 IndyMac Bancorp                                           4,723                 162,707
INTERNET INFRASTRUCTURE SOFTWARE (0.04%)
 TIBCO Software /1/                                        3,800                  50,692
INTERNET SECURITY (0.38%)
 McAfee /1/                                                4,470                 129,317
 RSA Security /1/                                          1,942                  38,957
 Symantec /1/                                             12,120                 312,211
                                                                                 480,485
INTERNET TELEPHONY (0.03%)
 j2 Global Communications /1/                              1,220                  42,090
INTIMATE APPAREL (0.01%)
 Warnaco Group /1/                                           756                  16,330
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.15%)
 Calamos Asset Management /1/                                332                   8,964
 Franklin Resources                                        2,020                 140,693
 National Financial Partners                                 893                  34,648
                                                                                 184,305
LASERS-SYSTEMS & COMPONENTS (0.04%)
 ROFIN-SINAR Technologies /1/                              1,068                  45,337
LEISURE & RECREATION PRODUCTS (0.09%)
 Brunswick                                                 2,380                 117,810
LIFE & HEALTH INSURANCE (0.30%)
 Lincoln National                                            160                   7,469
 Nationwide Financial Services                             2,060                  78,754
 Stancorp Financial Group                                    513                  42,322
 Universal American Financial /1/                          1,141                  17,651
                                           Shares

                                           Held                                 Value

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COMMON STOCKS (CONTINUED)
LIFE & HEALTH INSURANCE (CONTINUED)
 UnumProvident                                            12,770            $    229,094
                                                                                 375,290
MACHINERY TOOLS & RELATED PRODUCTS (0.06%)
 Lincoln Electric Holdings                                 2,130                  73,570
MACHINERY-CONSTRUCTION & MINING (0.17%)
 Caterpillar                                               1,390                 135,539
 Joy Global                                                  611                  26,536
 Terex /1/                                                 1,121                  53,415
                                                                                 215,490
MACHINERY-FARM (0.31%)
 Deere                                                     5,273                 392,311
MACHINERY-GENERAL INDUSTRY (0.04%)
 Gardner Denver /1/                                          726                  26,347
 Ingersoll-Rand                                              240                  19,272
                                                                                  45,619
MACHINERY-PRINT TRADE (0.05%)
 Zebra Technologies /1/                                    1,135                  63,878
MACHINERY-PUMPS (0.07%)
 Graco                                                     2,326                  86,876
MEDICAL INFORMATION SYSTEM (0.02%)
 Dendrite International /1/                                1,194                  23,164
MEDICAL INSTRUMENTS (0.33%)
 Boston Scientific /1/                                     3,002                 106,721
 dj Orthopedics /1/                                          893                  19,128
 Kensey Nash /1/                                           1,249                  43,128
 Medtronic                                                 2,922                 145,136
 St. Jude Medical /1/                                      2,220                  93,085
 Techne /1/                                                  315                  12,253
                                                                                 419,451
MEDICAL LABORATORY & TESTING SERVICE (0.04%)
 Laboratory Corp. of America Holdings /1/                    930                  46,333
MEDICAL PRODUCTS (1.50%)
 American Medical Systems Holding /1/                        968                  40,472
 Becton Dickinson                                          2,440                 138,592
 INAMED /1/                                                  458                  28,969
 Johnson & Johnson                                        20,262               1,285,016
 Varian Medical Systems /1/                                1,920                  83,021
 Zimmer Holdings /1/                                       3,937                 315,432
                                                                               1,891,502
MEDICAL-BIOMEDICAL/GENE (1.10%)
 Affymetrix /1/                                            2,915                 106,543
 Amgen /1/                                                 9,400                 603,010
 Biogen Idec /1/                                           4,345                 289,420
 Celera Genomics Group /1/                                 1,398                  19,222
 Charles River Laboratories International
  /1/                                                      1,690                  77,757
 deCODE genetics /1/                                       1,914                  14,948
 Genentech /1/                                             3,115                 169,581
 Lexicon Genetics /1/                                      3,059                  23,723
 Millennium Pharmaceuticals /1/                            7,055                  85,507
                                                                               1,389,711
                                           Shares

                                           Held                                 Value

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COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (2.02%)
 Abbott Laboratories                                       7,185            $    335,180
 AstraZeneca                                               1,289                  46,907
 Bristol-Myers Squibb                                        400                  10,248
 Eisai                                                     2,912                  95,368
 Eli Lilly                                                 2,572                 145,961
 First Horizon Pharmaceutical /1/                          1,136                  26,003
 Forest Laboratories /1/                                   2,976                 133,503
 GlaxoSmithKline                                           1,918                  90,894
 Hi-Tech Pharmacal /1/                                       595                  10,972
 Merck                                                     2,040                  65,566
 Novartis                                                  2,661                 134,487
 Novo Nordisk /2/                                            895                  48,563
 Pfizer                                                   39,824               1,070,867
 Roche Holding                                               540                  62,640
 Salix Pharmaceuticals /1/                                 1,390                  24,450
 Sanofi-Synthelabo                                         1,649                  66,042
 Teva Pharmaceutical Industries                            2,260                  67,484
 Wyeth                                                     2,960                 126,066
                                                                               2,561,201
MEDICAL-HMO (1.13%)
 Aetna                                                     3,103                 387,099
 Coventry Health Care /1/                                  1,697                  90,077
 Sierra Health Services /1/                                1,273                  70,155
 UnitedHealth Group                                        6,240                 549,307
 WellChoice /1/                                              787                  42,026
 WellPoint /1/                                             2,530                 290,950
                                                                               1,429,614
MEDICAL-HOSPITALS (0.07%)
 LifePoint Hospitals /1/                                   2,148                  74,793
 VCA Antech /1/                                              810                  15,876
                                                                                  90,669
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.02%)
 Apria Healthcare Group /1/                                  889                  29,293
METAL PROCESSORS & FABRICATION (0.04%)
 Quanex                                                      740                  50,742
METAL-ALUMINUM (0.09%)
 Century Aluminum /1/                                      4,352                 114,284
METAL-COPPER (0.12%)
 Phelps Dodge                                                740                  73,201
 Southern Peru Copper                                      1,682                  79,407
                                                                                 152,608
METAL-DIVERSIFIED (0.04%)
 Inco /1/                                                  1,264                  46,490
METAL-IRON (0.07%)
 Cleveland-Cliffs                                            691                  71,767
 Gibraltar Industries                                        478                  11,291
                                                                                  83,058
MISCELLANEOUS INVESTING (0.78%)
 Alexandria Real Estate Equities                             509                  37,880
 Archstone-Smith Trust                                     1,660                  63,578
 Brandywine Realty Trust                                   2,258                  66,363
 CenterPoint Properties Trust                              1,300                  62,257
                                           Shares

                                           Held                                 Value

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COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
 Federal Realty Investment Trust                             673            $     34,760
 Gramercy Capital /1/                                      1,220                  25,132
 Healthcare Realty Trust                                   1,495                  60,846
 Kimco Realty                                              1,220                  70,748
 New Century Financial                                       515                  32,914
 Newcastle Investment                                      2,336                  74,238
 Prologis Trust                                            1,510                  65,428
 Simon Property Group                                      1,480                  95,711
 SL Green Realty                                             711                  43,051
 Sovran Self Storage                                         262                  11,041
 Thornburg Mortgage                                        1,178                  34,115
 Ventas                                                    7,478                 204,972
                                                                                 983,034
MONEY CENTER BANKS (2.33%)
 ABN AMRO Holding                                          6,013                 159,946
 Bank of America                                          23,662               1,111,877
 Barclays                                                  4,409                 201,403
 BNP Paribas                                               6,600                 238,590
 Credit Suisse Group /1/                                   4,500                 189,855
 HBOS                                                        998                  48,744
 JP Morgan Chase                                          18,764                 731,984
 Mitsubishi Tokyo Financial Group                          9,345                  95,506
 UBS                                                       2,019                 169,273
                                                                               2,947,178
MOTION PICTURES & SERVICES (0.03%)
 Macrovision /1/                                           1,427                  36,703
 Metro-Goldwyn-Mayer                                         305                   3,623
                                                                                  40,326
MULTI-LEVEL DIRECT SELLING (0.04%)
 Nu Skin Enterprises                                       1,914                  48,577
MULTI-LINE INSURANCE (1.96%)
 American International Group                             13,678                 898,234
 AXA /2/                                                   3,854                  95,387
 Cigna                                                     3,851                 314,126
 Hartford Financial Services Group                         4,940                 342,392
 ING Groep                                                 3,489                 105,542
 MetLife                                                   8,255                 334,410
 Prudential Financial                                      5,220                 286,891
 Zurich Financial Services                                 5,900                  97,940
                                                                               2,474,922
MULTIMEDIA (1.59%)
 Journal Communications                                      625                  11,294
 McGraw-Hill                                               4,144                 379,342
 Meredith                                                  1,490                  80,758
 News                                                     12,434                 238,733
 Time Warner /1/                                          37,882                 736,426
 Viacom                                                    1,450                  52,765
 Vivendi Universal /1/                                     3,351                 107,466
 Walt Disney                                              14,390                 400,042
                                                                               2,006,826
NETWORKING PRODUCTS (0.75%)
 Adaptec /1/                                               4,057                  30,792
 Cisco Systems /1/                                        42,019                 810,967
                                           Shares

                                           Held                                 Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (CONTINUED)
 Network Appliance /1/                                     3,390            $    112,616
                                                                                 954,375
OFFICE AUTOMATION & EQUIPMENT (0.11%)
 Canon                                                     2,071                 112,373
 Imagistics International /1/                                764                  25,716
                                                                                 138,089
OFFICE SUPPLIES & FORMS (0.03%)
 John H. Harland                                           1,029                  37,147
OIL COMPANY-EXPLORATION & PRODUCTION (1.18%)
 Apache                                                    7,447                 376,595
 Burlington Resources                                      7,639                 332,297
 Canadian Natural Resources                                2,940                 125,744
 Devon Energy                                              5,760                 224,179
 EOG Resources                                             1,230                  87,773
 Houston Exploration /1/                                     623                  35,081
 KCS Energy /1/                                            1,549                  22,894
 Meridian Resource /1/                                     3,438                  20,800
 Noble Energy                                              1,132                  69,799
 PetroKazakhstan                                           1,504                  55,798
 Plains Exploration & Production /1/                       1,482                  38,532
 Pogo Producing                                              813                  39,422
 Talisman Energy                                           2,310                  62,278
                                                                               1,491,192
OIL COMPANY-INTEGRATED (3.20%)
 BP Amoco                                                    677                  39,537
 ChevronTexaco                                            12,982                 681,685
 ConocoPhillips                                            6,052                 525,495
 ENI                                                       1,407                 177,057
 Exxon Mobil                                              34,792               1,783,438
 Occidental Petroleum                                      6,341                 370,061
 Petro-Canada                                                728                  37,142
 Petroleo Brasileiro                                       1,430                  56,885
 Repsol YPF                                                6,440                 168,084
 TotalFinaElf                                              1,875                 205,950
                                                                               4,045,334
OIL FIELD MACHINERY & EQUIPMENT (0.09%)
 Smith International /1/                                   1,620                  88,144
 Universal Compression Holdings /1/                          622                  21,714
                                                                                 109,858
OIL REFINING & MARKETING (0.37%)
 Frontier Oil                                              1,623                  43,269
 Statoil /2/                                               7,500                 119,100
 Tesoro Petroleum /1/                                      2,907                  92,617
 Valero Energy                                             4,760                 216,104
                                                                                 471,090
OIL-FIELD SERVICES (0.07%)
 Cal Dive International /1/                                1,706                  69,520
 RPC                                                         867                  21,779
                                                                                  91,299
OPTICAL SUPPLIES (0.23%)
 Advanced Medical Optics /1/                                 950                  39,083
 Bausch & Lomb                                             3,856                 248,558
                                                                                 287,641
                                           Shares

                                           Held                                 Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (0.43%)
 Georgia-Pacific                                           6,710            $    251,491
 Louisiana-Pacific                                         1,896                  50,699
 Temple-Inland                                               660                  45,144
 UPM-Kymmene Oyj                                           2,828                  63,121
 Weyerhaeuser                                              1,930                 129,734
                                                                                 540,189
PHARMACY SERVICES (0.05%)
 Medco Health Solutions /1/                                1,430                  59,488
PIPELINES (0.24%)
 Questar                                                   5,979                 304,690
POULTRY (0.08%)
 Pilgrims Pride                                            3,219                  98,759
PRINTING-COMMERCIAL (0.05%)
 Banta                                                       812                  36,345
 Consolidated Graphics /1/                                   629                  28,871
                                                                                  65,216
PROPERTY & CASUALTY INSURANCE (0.47%)
 Arch Capital Group /1/                                      943                  36,494
 Chubb                                                     3,250                 249,925
 First American                                            1,850                  65,009
 Selective Insurance Group                                   486                  21,501
 State Auto Financial                                      1,390                  35,931
 W.R. Berkley                                              3,794                 178,963
                                                                                 587,823
PUBLICLY TRADED INVESTMENT FUND (0.20%)
 iShares Russell 2000 Index Fund                             689                  89,225
 iShares S&P MidCap 400 Fund /2/                           1,250                 165,725
                                                                                 254,950
PUBLISHING-NEWSPAPERS (0.02%)
 Journal Register /1/                                      1,229                  23,757
RACETRACKS (0.02%)
 Penn National Gaming /1/                                    376                  22,767
RADIO (0.04%)
 Emmis Communications /1/                                  2,539                  48,723
RECYCLING (0.05%)
 Metal Management /1/                                      2,207                  59,302
REGIONAL BANKS (1.55%)
 Comerica                                                  2,170                 132,413
 Huntington Bancshares                                     7,520                 186,346
 KeyCorp                                                   5,910                 200,349
 National City                                             2,620                  98,381
 SunTrust Banks                                            3,150                 232,722
 U.S. Bancorp                                              5,730                 179,464
 Wachovia                                                  9,510                 500,226
 Wells Fargo                                               6,935                 431,010
                                                                               1,960,911
RENTAL-AUTO & EQUIPMENT (0.01%)
 Rent-A-Center /1/                                           449                  11,899
                                           Shares

                                           Held                                 Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RESPIRATORY PRODUCTS (0.04%)
 Respironics /1/                                             802            $     43,597
RETAIL-APPAREL & SHOE (0.55%)
 Abercrombie & Fitch                                       1,981                  93,008
 American Eagle Outfitters                                 3,261                 153,593
 Claire's Stores                                           2,698                  57,332
 Foot Locker                                               2,146                  57,792
 Kenneth Cole Productions                                  1,126                  34,748
 Nordstrom                                                 5,886                 275,053
 Stein Mart /1/                                            1,575                  26,870
                                                                                 698,396
RETAIL-BOOKSTORE (0.05%)
 Barnes & Noble /1/                                        2,083                  67,218
RETAIL-BUILDING PRODUCTS (0.58%)
 Home Depot                                               15,879                 678,668
 Lowe's                                                      893                  51,428
                                                                                 730,096
RETAIL-CATALOG SHOPPING (0.03%)
 Coldwater Creek /1/                                       1,261                  38,927
RETAIL-COMPUTER EQUIPMENT (0.02%)
 GameStop /1/                                                885                  19,833
RETAIL-CONSUMER ELECTRONICS (0.21%)
 Best Buy                                                  2,520                 149,738
 RadioShack                                                3,500                 115,080
                                                                                 264,818
RETAIL-CONVENIENCE STORE (0.01%)
 Pantry /1/                                                  474                  14,263
RETAIL-DISCOUNT (0.77%)
 Target                                                    1,487                  77,220
 Wal-Mart Stores                                          17,041                 900,106
                                                                                 977,326
RETAIL-DRUG STORE (0.16%)
 CVS                                                       2,280                 102,759
 Walgreen                                                  2,702                 103,676
                                                                                 206,435
RETAIL-HAIR SALONS (0.05%)
 Regis                                                     1,439                  66,410
RETAIL-JEWELRY (0.04%)
 Signet Group                                              2,271                  49,213
RETAIL-MAJOR DEPARTMENT STORE (0.16%)
 J.C. Penney                                               4,810                 199,134
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.04%)
 Ito-Yokado                                                1,327                  55,686
RETAIL-MUSIC STORE (0.05%)
 Guitar Center /1/                                         1,137                  59,909
RETAIL-OFFICE SUPPLIES (0.22%)
 Staples                                                   8,209                 276,725
RETAIL-REGIONAL DEPARTMENT STORE (0.15%)
 Neiman Marcus Group                                       2,640                 188,866
                                           Shares

                                           Held                                 Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (1.02%)
 CBRL Group                                                1,547            $     64,742
 CEC Entertainment /1/                                       508                  20,305
 Darden Restaurants                                        3,110                  86,271
 IHOP                                                        345                  14,452
 McDonald's                                               15,496                 496,802
 Starbucks /1/                                             5,043                 314,481
 Yum! Brands                                               6,200                 292,516
                                                                               1,289,569
RUBBER-TIRES (0.05%)
 Continental                                               1,062                  67,437
SAVINGS & LOANS-THRIFTS (0.06%)
 Independence Community Bank                                 675                  28,742
 PFF Bancorp                                                 574                  26,593
 Sterling Financial /1/                                      509                  19,983
                                                                                  75,318
SCHOOLS (0.08%)
 Apollo Group /1/                                          1,204                  97,175
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.35%)
 Exar /1/                                                    729                  10,345
 Linear Technology                                         4,435                 171,901
 Maxim Integrated Products                                 2,391                 101,354
 Micrel /1/                                                1,628                  17,941
 Taiwan Semiconductor Manufacturing                        9,539                  80,986
 United Microelectronics /1/                              17,944                  63,342
                                                                                 445,869
SEMICONDUCTOR EQUIPMENT (0.36%)
 Applied Materials /1/                                    15,199                 259,903
 Kla-Tencor /1/                                            1,790                  83,378
 MKS Instruments /1/                                         545                  10,110
 Mykrolis /1/                                                740                  10,486
 Novellus Systems /1/                                      1,860                  51,875
 Varian Semiconductor Equipment
                         Associates /1/                    1,160                  42,746
                                                                                 458,498
STEEL PRODUCERS (0.14%)
 Arcelor                                                   2,434                  55,982
 POSCO                                                       797                  35,490
 United States Steel                                       1,620                  83,025
                                                                                 174,497
TELECOMMUNICATION EQUIPMENT (0.47%)
 Comtech Telecommunications /1/                              353                  13,276
 Plantronics                                                 833                  34,545
 Qualcomm                                                  9,090                 385,416
 Telefonaktiebolaget LM Ericsson /1/                       4,670                 147,058
 Westell Technologies /1/                                  2,584                  17,571
                                                                                 597,866
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.08%)
 Corning /1/                                               8,140                  95,808
 Sycamore Networks /1/                                     1,747                   7,093
                                                                                 102,901
TELECOMMUNICATION SERVICES (0.09%)
 Iowa Telecommunications Services                            739                  15,940
                                           Shares

                                           Held                                 Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION SERVICES (CONTINUED)
 PTEK Holdings /1/                                         8,934            $     95,683
                                                                                 111,623
TELEPHONE-INTEGRATED (1.63%)
 AT&T                                                      9,770                 186,216
 Citizens Communications                                   8,090                 111,561
 Nippon Telegraph & Telephone                              1,970                  44,424
 SBC Communications                                       16,399                 422,602
 Sprint                                                   20,387                 506,617
 Verizon Communications                                   19,548                 791,889
                                                                               2,063,309
TELEVISION (0.02%)
 LIN Television /1/                                        1,109                  21,182
THEATERS (0.01%)
 Carmike Cinemas                                             298                  10,877
THERAPEUTICS (0.22%)
 Dyax /1/                                                  2,324                  16,779
 Eyetech Pharmaceuticals /1/                                 751                  34,171
 Gilead Sciences /1/                                       5,140                 179,849
 Medicines /1/                                             1,423                  40,982
                                                                                 271,781
TOBACCO (0.83%)
 Altria Group                                              9,167                 560,104
 British American Tobacco /2/                              2,264                  78,448
 Imperial Tobacco Group                                    2,197                 121,384
 Loews - Carolina Group                                    2,570                  74,401
 Reynolds American                                         2,010                 157,986
 UST                                                       1,290                  62,062
                                                                               1,054,385
TRANSACTIONAL SOFTWARE (0.02%)
 Transaction Systems Architects /1/                        1,381                  27,413
TRANSPORT-AIR FREIGHT (0.17%)
 CNF                                                       4,196                 210,220
TRANSPORT-RAIL (0.25%)
 Burlington Northern Santa Fe                              4,220                 199,648
 Norfolk Southern                                          3,370                 121,960
                                                                                 321,608
TRANSPORT-SERVICES (0.31%)
 FedEx                                                       870                  85,686
 United Parcel Service                                     3,550                 303,383
                                                                                 389,069
TRANSPORT-TRUCK (0.08%)
 J.B. Hunt Transport Services                                618                  27,717
 Overnite                                                    996                  37,091
 Yellow Roadway /1/                                          700                  38,997
                                                                                 103,805
TRUCKING & LEASING (0.01%)
 Ryder System                                                306                  14,618
VITAMINS & NUTRITION PRODUCTS (0.02%)
 USANA Health Sciences /1/ /2/                               784                  26,813
                                           Shares

                                           Held                                 Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WATER (0.04%)
 Suez                                                      2,091            $     55,934
WEB PORTALS (0.29%)
 United Online /1/                                         2,384                  27,488
 Yahoo /1/                                                 9,124                 343,792
                                                                                 371,280
WIRE & CABLE PRODUCTS (0.02%)
 Belden CDT                                                  869                  20,161
WIRELESS EQUIPMENT (0.23%)
 Motorola                                                 14,715                 253,098
 Novatel Wireless /1/                                      2,130                  41,279
                                                                                 294,377
                                            TOTAL COMMON STOCKS               83,142,793

                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (19.89%)
AGRICULTURAL OPERATIONS (0.10%)
 Bunge Limited Finance
  4.38%; 12/15/08                                     $   95,000            $     95,729
  5.88%; 05/15/13                                         30,000                  31,847
                                                                                 127,576
AIRLINES (0.11%)
 Southwest Airlines
  5.10%; 05/01/06                                        141,942                 144,774
ASSET BACKED SECURITIES (0.55%)
 Chase Funding Mortgage Loan Asset
                     Backed Certificates
  /4/
  2.71%; 09/25/33                                        125,000                 125,002
 Countrywide Asset Backed Certificates
  /4/
  2.92%; 02/25/34                                        232,143                 232,147
  3.49%; 01/25/34                                        220,000                 221,429
 Master Adjustable Rate Mortgages Trust
  /4/
  3.52%; 03/25/34                                        115,000                 115,766
                                                                                 694,344
AUTO-CARS & LIGHT TRUCKS (0.19%)
 DaimlerChrysler Holding
  4.05%; 06/04/08                                         70,000                  69,856
  4.75%; 01/15/08                                         15,000                  15,320
  7.25%; 01/18/06                                         45,000                  46,724
 Ford Motor
  7.45%; 07/16/31                                         35,000                  35,201
 General Motors
  8.25%; 07/15/23                                         45,000                  46,875
 Hyundai Motor Manufacturing /5/
  5.30%; 12/19/08                                         30,000                  30,907
                                                                                 244,883
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.08%)
 Dana /5/
  5.85%; 01/15/15                                         40,000                  39,600
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (CONTINUED)
 Lear
  7.96%; 05/15/05                                     $   55,000            $     55,878
                                                                                  95,478
AUTOMOBILE SEQUENTIAL (0.07%)
 Toyota Auto Receivables Owner Trust
  2.65%; 11/15/06                                         87,480                  87,422
BEVERAGES-WINE & SPIRITS (0.14%)
 Diageo Capital /4/
  2.17%; 04/20/07                                        175,000                 175,120
BREWERY (0.14%)
 Cia Brasileira de Bebidas
  10.50%; 12/15/11                                        50,000                  62,750
 Coors Brewing
  6.38%; 05/15/12                                         60,000                  65,968
 SABMiller /5/
  6.63%; 08/15/33                                         40,000                  45,373
                                                                                 174,091
BROADCASTING SERVICES & PROGRAMMING (0.21%)
 Clear Channel Communications
  4.50%; 01/15/10                                         75,000                  74,311
  5.75%; 01/15/13                                         95,000                  98,159
 Grupo Televisa
  8.50%; 03/11/32                                         25,000                  28,938
 Liberty Media
  3.50%; 09/25/06                                         70,000                  69,611
                                                                                 271,019
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.17%)
 CRH America
  5.30%; 10/15/13                                         40,000                  41,184
  6.40%; 10/15/33                                         30,000                  32,769
 Masco /4/ /5/
  2.70%; 03/09/07                                        135,000                 135,254
                                                                                 209,207
BUILDING PRODUCTS-AIR & HEATING (0.06%)
 York International
  6.63%; 08/15/06                                         75,000                  78,243
BUILDING PRODUCTS-WOOD (0.01%)
 Celulosa Arauco y Constitucion
  5.13%; 07/09/13                                         15,000                  14,855
BUILDING-RESIDENTIAL & COMMERCIAL (0.14%)
 DR Horton
  8.50%; 04/15/12                                         60,000                  66,900
 KB Home
  7.75%; 02/01/10                                         55,000                  59,537
 Ryland Group
  9.75%; 09/01/10                                         45,000                  48,938
                                                                                 175,375
CABLE TV (0.49%)
 Charter Communications /5/
  8.00%; 04/30/12                                         40,000                  41,600
 Comcast
  5.30%; 01/15/14                                          5,000                   5,157
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CABLE TV (CONTINUED)
 Comcast (continued)
  5.85%; 01/15/10                                     $   10,000            $     10,720
  7.05%; 03/15/33                                         40,000                  45,769
 Cox Communications
  3.04%; 12/14/07 /4/ /5/                                 75,000                  75,128
  4.63%; 01/15/10 /5/                                    100,000                  99,769
  5.45%; 12/15/14 /5/                                    100,000                  99,996
  6.75%; 03/15/11                                         50,000                  54,750
  7.13%; 10/01/12                                         50,000                  56,043
 EchoStar DBS /5/
  6.63%; 10/01/14                                         75,000                  75,937
 Rogers Cablesystems
  10.00%; 03/15/05                                        50,000                  50,688
                                                                                 615,557
CASINO HOTELS (0.21%)
 Aztar
  7.88%; 06/15/14                                         70,000                  77,175
 Harrah's Operating
  5.50%; 07/01/10                                         65,000                  67,283
 Mandalay Resort Group
  6.45%; 02/01/06                                         30,000                  30,675
 MGM Mirage
  7.25%; 10/15/06                                         25,000                  26,188
 Park Place Entertainment
  8.50%; 11/15/06                                         55,000                  59,537
                                                                                 260,858
CELLULAR TELECOMMUNICATIONS (0.43%)
 AT&T Wireless Services
  7.88%; 03/01/11                                         85,000                 100,182
  8.13%; 05/01/12                                         75,000                  90,663
 Dobson Cellular Systems /4/ /5/
  6.96%; 11/01/11                                         60,000                  62,100
 Rogers Wireless Communications /5/
  7.25%; 12/15/12                                         65,000                  68,900
 Rural Cellular
  8.25%; 03/15/12                                         25,000                  26,438
 Telus
  7.50%; 06/01/07                                         45,000                  48,893
 US Unwired
  6.74%; 06/15/10                                         65,000                  67,275
 Verizon Wireless Capital
  5.38%; 12/15/06                                         80,000                  82,864
                                                                                 547,315
CHEMICALS-DIVERSIFIED (0.19%)
 Chevron Phillips Chemical
  7.00%; 03/15/11                                         65,000                  73,249
 FMC
  6.75%; 05/05/05                                         70,000                  70,875
 ICI Wilmington I
  5.63%; 12/01/13                                         55,000                  56,963
 Lyondell Chemical
  9.88%; 05/01/07                                         33,000                  34,568
                                                                                 235,655
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CHEMICALS-SPECIALTY (0.06%)
 Lubrizol
  4.63%; 10/01/09                                     $   55,000            $     54,915
  6.50%; 10/01/34                                         25,000                  25,462
                                                                                  80,377
COAL (0.02%)
 Massey Energy
  6.63%; 11/15/10                                         30,000                  31,350
COATINGS & PAINT (0.02%)
 Valspar
  6.00%; 05/01/07                                         30,000                  31,437
COMMERCIAL BANKS (0.07%)
 Union Planters Bank
  5.13%; 06/15/07                                         60,000                  62,484
 United Overseas Bank /5/
  4.50%; 07/02/13                                         25,000                  24,065
                                                                                  86,549
COMMERCIAL SERVICE-FINANCE (0.05%)
 Dollar Financial Group
  9.75%; 11/15/11                                         60,000                  65,100
COMMERCIAL SERVICES (0.06%)
 Iron Mountain
  8.25%; 07/01/11                                         70,000                  72,188
COMPUTER SERVICES (0.09%)
 Unisys
  7.25%; 01/15/05                                         25,000                  25,000
  7.88%; 04/01/08                                         45,000                  46,125
  8.13%; 06/01/06                                         45,000                  47,362
                                                                                 118,487
COMPUTERS-INTEGRATED SYSTEMS (0.02%)
 NCR
  7.13%; 06/15/09                                         20,000                  22,083
COMPUTERS-MEMORY DEVICES (0.05%)
 Seagate Technology HDD Holdings
  8.00%; 05/15/09                                         55,000                  59,400
CREDIT CARD ASSET BACKED SECURITIES (0.57%)
 Capital One Multi-Asset Execution Trust
  /4/
  2.62%; 12/15/09                                        115,000                 115,144
 Chase Credit Card Master Trust /4/
  2.60%; 05/15/09                                        140,000                 140,000
 MBNA Master Credit Card Trust
  6.90%; 01/15/08                                        450,000                 460,992
                                                                                 716,136
DATA PROCESSING & MANAGEMENT (0.02%)
 Certegy
  4.75%; 09/15/08                                         25,000                  25,575
DISTRIBUTION-WHOLESALE (0.05%)
 Ingram Micro
  9.88%; 08/15/08                                         55,000                  59,813
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (0.12%)
 General Electric Capital
  6.75%; 03/15/32                                     $   50,000            $     58,523
 John Deere Capital
  3.13%; 12/15/05                                         50,000                  49,924
 NiSource Finance
  3.20%; 11/01/06                                         40,000                  39,641
                                                                                 148,088
DIVERSIFIED MANUFACTURING OPERATIONS (0.04%)
 Tyco International Group
  6.38%; 02/15/06                                         45,000                  46,499
DIVERSIFIED MINERALS (0.04%)
 Corp. Nacional del Cobre de Chile /5/
  5.50%; 10/15/13                                         20,000                  20,822
 Vale Overseas
  9.00%; 08/15/13                                         30,000                  34,500
                                                                                  55,322
DIVERSIFIED OPERATIONS (0.03%)
 Hutchison Whampoa International /5/
  6.50%; 02/13/13                                         30,000                  32,331
E-COMMERCE-PRODUCTS (0.02%)
 FTD
  7.75%; 02/15/14                                         20,000                  20,600
ELECTRIC-GENERATION (0.08%)
 Korea East-West Power /5/
  4.88%; 04/21/11                                         20,000                  20,165
 Tenaska Virginia Partners /5/
  6.12%; 03/30/24                                         29,822                  31,298
 Texas Genco /5/
  6.88%; 12/15/14                                         45,000                  46,519
                                                                                  97,982
ELECTRIC-INTEGRATED (1.12%)
 Arizona Public Service
  5.80%; 06/30/14                                         45,000                  48,054
  6.50%; 03/01/12                                         25,000                  27,791
 Carolina Power & Light
  6.65%; 04/01/08                                         50,000                  54,052
 Centerpoint Energy
  5.88%; 06/01/08                                         30,000                  31,392
 Cincinnati Gas & Electric
  5.40%; 06/15/33                                         20,000                  19,094
 Consumers Energy
  4.25%; 04/15/08                                         10,000                  10,098
 Dayton Power & Light /5/
  5.13%; 10/01/13                                         35,000                  35,759
 Duke Energy /4/
  2.42%; 01/15/05                                        160,000                 159,990
 Entergy Gulf States
  3.60%; 06/01/08                                         30,000                  29,514
 Exelon
  6.75%; 05/01/11                                         35,000                  39,152
 FirstEnergy
  6.45%; 11/15/11                                         65,000                  70,620
 FPL Group Capital
  3.25%; 04/11/06                                         25,000                  25,013
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 Indianapolis Power & Light
  7.38%; 08/01/07                                     $   40,000            $     42,672
 Jersey Central Power & Light
  5.63%; 05/01/16                                         15,000                  15,674
 MSW Energy Holdings II
  7.38%; 09/01/10                                         50,000                  52,500
 Northeast Utilities
  3.30%; 06/01/08                                         25,000                  24,426
 NorthWestern /5/
  5.88%; 11/01/14                                         65,000                  66,493
 Ohio Power
  4.85%; 01/15/14                                         25,000                  24,879
 Oncor Electric Delivery
  6.38%; 05/01/12                                         50,000                  55,144
 Pacific Gas & Electric
  3.60%; 03/01/09                                         35,000                  34,419
  6.05%; 03/01/34                                        115,000                 119,441
 Pepco Holdings
  3.75%; 02/15/06                                         95,000                  95,466
  4.00%; 05/15/10                                         10,000                   9,822
 Power Contract Financing /5/
  5.20%; 02/01/06                                         19,950                  20,135
 PPL Energy Supply
  5.40%; 08/15/14                                         40,000                  41,032
 PSEG Power
  6.95%; 06/01/12                                         65,000                  73,244
 Puget Energy
  3.36%; 06/01/08                                         30,000                  29,458
 Southern California Edison
  5.00%; 01/15/14                                         20,000                  20,324
  8.00%; 02/15/07                                         45,000                  49,004
 Southwestern Electric Power
  4.50%; 07/01/05                                         60,000                  60,403
 TXU Energy
  6.13%; 03/15/08                                         25,000                  26,417
                                                                               1,411,482
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.01%)
 Flextronics International
  6.50%; 05/15/13                                         10,000                  10,250
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.06%)
 Fairchild Semiconductor International
  10.50%; 02/01/09                                        70,000                  73,850
ELECTRONICS-MILITARY (0.05%)
 L-3 Communications /5/
  5.88%; 01/15/15                                         65,000                  64,838
EXPORT/IMPORT BANK (0.03%)
 Export-Import Bank of Korea
  4.50%; 08/12/09                                         40,000                  40,334
FEDERAL & FEDERALLY SPONSORED CREDIT (0.06%)
 Housing Urban Development
  2.99%; 08/01/05                                         70,000                  70,090
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FILTRATION & SEPARATION PRODUCTS (0.04%)
 Polypore
  8.75%; 05/15/12                                     $   50,000            $     52,250
FINANCE-AUTO LOANS (0.35%)
 Ford Motor Credit
  5.70%; 01/15/10                                         50,000                  50,455
  6.13%; 01/09/06                                         45,000                  46,090
  6.50%; 01/25/07                                         20,000                  20,797
  6.88%; 02/01/06                                        155,000                 159,681
  7.88%; 06/15/10                                         35,000                  38,562
 General Motors Acceptance
  5.63%; 05/15/09                                         35,000                  35,001
  6.88%; 08/28/12                                         60,000                  61,259
  8.00%; 11/01/31                                         25,000                  25,697
                                                                                 437,542
FINANCE-COMMERCIAL (0.09%)
 CIT Group
  5.13%; 09/30/14                                        115,000                 115,166
FINANCE-CONSUMER LOANS (0.08%)
 Household Finance
  4.13%; 11/16/09                                         75,000                  74,597
  4.75%; 07/15/13                                         25,000                  24,806
                                                                                  99,403
FINANCE-CREDIT CARD (0.12%)
 Capital One Bank
  5.00%; 06/15/09                                         50,000                  51,485
  6.88%; 02/01/06                                        100,000                 103,738
                                                                                 155,223
FINANCE-INVESTMENT BANKER & BROKER (0.96%)
 BCP Caylux Holdings Luxembourg /5/
  9.63%; 06/15/14                                         45,000                  50,737
 Bear Stearns
  2.43%; 01/30/09 /4/                                    160,000                 160,365
  2.99%; 06/25/34 /4/                                     80,000                  80,256
  3.00%; 03/30/06                                         55,000                  54,886
 Citigroup
  5.13%; 05/05/14                                         15,000                  15,361
  5.88%; 02/22/33                                         20,000                  20,289
  6.63%; 06/15/32                                         60,000                  67,201
 E*Trade Financial /5/
  8.00%; 06/15/11                                         60,000                  64,500
 Goldman Sachs Group
  3.88%; 01/15/09                                         45,000                  44,898
  5.15%; 01/15/14                                         10,000                  10,134
  6.60%; 01/15/12                                        130,000                 145,085
 Lehman Brothers Holdings
  4.80%; 03/13/14                                         65,000                  64,114
 Merrill Lynch
  2.46%; 02/06/09 /4/                                    160,000                 159,996
  5.00%; 01/15/15                                         55,000                  54,784
  5.45%; 07/15/14                                         45,000                  46,554
 Morgan Stanley
  4.75%; 04/01/14                                         55,000                  53,592
  5.30%; 03/01/13                                         30,000                  30,892
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Morgan Stanley (continued)
  6.75%; 04/15/11                                     $   80,000            $     89,731
                                                                               1,213,375
FINANCE-MORTGAGE LOAN/BANKER (1.68%)
 Countrywide Home Loan
  4.62%; 12/19/33 /4/                                    225,000                 221,639
  5.50%; 02/01/07                                         15,000                  15,549
 Federal Home Loan Mortgage
  3.25%; 02/25/08                                        275,000                 273,058
  4.50%; 07/15/13                                        475,000                 477,007
  4.63%; 05/28/13                                         55,000                  54,651
  4.75%; 10/11/12                                        100,000                  99,875
  4.75%; 05/06/13                                         90,000                  88,665
  5.13%; 11/07/13                                         25,000                  25,100
  6.75%; 03/15/31                                        317,000                 385,273
 Federal National Mortgage Association
  3.70%; 11/01/07                                        275,000                 275,168
  4.32%; 07/26/07                                        110,000                 110,940
  4.75%; 02/21/13                                        100,000                  99,397
                                                                               2,126,322
FOOD-MISCELLANEOUS/DIVERSIFIED (0.20%)
 Chiquita Brands International /5/
  7.50%; 11/01/14                                         55,000                  55,687
 Corn Products International
  8.45%; 08/15/09                                         45,000                  52,199
 Kraft Foods
  4.63%; 11/01/06                                        100,000                 102,062
  6.25%; 06/01/12                                         45,000                  49,399
                                                                                 259,347
FOOD-RETAIL (0.07%)
 Delhaize America
  7.38%; 04/15/06                                         55,000                  57,749
  9.00%; 04/15/31                                         25,000                  32,345
                                                                                  90,094
GAS-DISTRIBUTION (0.07%)
 Colorado Interstate Gas
  10.00%; 06/15/05                                        50,000                  51,219
 Sempra Energy
  4.75%; 05/15/09                                         40,000                  40,775
                                                                                  91,994
HOME DECORATION PRODUCTS (0.02%)
 Newell Rubbermaid
  4.00%; 05/01/10                                         15,000                  14,556
  4.63%; 12/15/09                                         15,000                  15,142
                                                                                  29,698
HOME EQUITY-OTHER (0.49%)
 Asset Backed Funding Certificates /4/
  2.61%; 02/25/30                                         55,000                  55,001
 Long Beach Mortgage Loan Trust /4/
  2.95%; 06/25/34                                         30,000                  29,976
  3.50%; 06/25/34                                         35,000                  35,182
 New Century Home Equity Loan Trust /4/
  3.14%; 01/25/34                                        140,000                 140,839
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY-OTHER (CONTINUED)
 Option One Mortgage Loan Trust /4/
  2.95%; 05/25/34                                     $   85,000            $     85,165
  3.47%; 05/25/34                                         85,000                  85,001
 Specialty Underwriting & Residential
  Finance /4/
  2.93%; 02/25/35                                         80,000                  80,001
 Wells Fargo Home Equity Trust /4/
  2.92%; 04/25/34                                        110,000                 110,004
                                                                                 621,169
HOME EQUITY-SEQUENTIAL (0.16%)
 Ameriquest Mortgage Securities /4/
  2.62%; 04/25/34                                        100,000                 100,002
 Residential Asset Securities
  3.28%; 08/25/29                                        100,000                  99,500
  4.59%; 10/25/26                                          1,903                   1,900
                                                                                 201,402
HOTELS & MOTELS (0.05%)
 Host Marriott
  7.88%; 08/01/08                                         65,000                  66,788
INVESTMENT COMPANIES (0.08%)
 Canadian Oil Sands /5/
  4.80%; 08/10/09                                        100,000                 100,911
LIFE & HEALTH INSURANCE (0.01%)
 Nationwide Financial Services
  5.63%; 02/13/15                                         10,000                  10,183
MACHINERY-FARM (0.11%)
 Case
  7.25%; 08/01/05                                         90,000                  91,575
 Case New Holland /5/
  6.00%; 06/01/09                                         50,000                  48,750
                                                                                 140,325
MEDICAL INFORMATION SYSTEM (0.04%)
 NDCHealth
  10.50%; 12/01/12                                        50,000                  53,750
MEDICAL PRODUCTS (0.02%)
 Medical Device Manufacturing /5/
  10.00%; 07/15/12                                        25,000                  26,938
MEDICAL-DRUGS (0.13%)
 Biovail
  7.88%; 04/01/10                                         55,000                  56,925
 Eli Lilly
  5.50%; 07/15/06                                         75,000                  77,467
 Schering-Plough /4/
  5.55%; 12/01/13                                         35,000                  36,580
                                                                                 170,972
MEDICAL-HMO (0.30%)
 Anthem
  4.88%; 08/01/05                                        225,000                 226,660
 UnitedHealth Group
  3.30%; 01/30/08                                         50,000                  49,229
 WellPoint /5/
  3.75%; 12/14/07                                         35,000                  34,982
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MEDICAL-HMO (CONTINUED)
 WellPoint (continued) /5/
  4.25%; 12/15/09                                     $   30,000            $     29,986
  5.00%; 12/15/14                                         35,000                  34,890
                                                                                 375,747
MEDICAL-HOSPITALS (0.06%)
 HCA
  6.95%; 05/01/12                                         75,000                  78,968
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.04%)
 Bergen Brunswig
  7.25%; 06/01/05                                         45,000                  45,675
METAL PROCESSORS & FABRICATION (0.04%)
 Mueller Group
  10.00%; 05/01/12                                        50,000                  54,500
METAL-DIVERSIFIED (0.03%)
 Falconbridge
  5.38%; 06/01/15                                         15,000                  14,855
  7.35%; 06/05/12                                         15,000                  17,045
                                                                                  31,900
MISCELLANEOUS INVESTING (0.07%)
 iStar Financial
  4.88%; 01/15/09                                         55,000                  55,826
 United Dominion Realty Trust
  6.50%; 06/15/09                                         35,000                  37,782
                                                                                  93,608
MISCELLANEOUS MANUFACTURERS (0.06%)
 Samsonite
  8.88%; 06/01/11                                         70,000                  75,775
MONEY CENTER BANKS (0.20%)
 Bank of America
  4.88%; 09/15/12                                         90,000                  91,913
  7.40%; 01/15/11                                         60,000                  69,503
 JP Morgan Chase
  5.13%; 09/15/14                                         90,000                  90,590
                                                                                 252,006
MORTGAGE BACKED SECURITIES (2.04%)
 Bear Stearns Adjustable Rate
                        Mortgage Trust
  /4/ /5/
  3.52%; 06/25/34                                         50,000                  48,850
 Bear Stearns Commercial Mortgage
                         Securities
  0.65%; 05/11/39 /4/ /5/                                566,711                  15,377
  5.47%; 06/11/41                                        130,000                 136,276
 Credit Suisse First Boston Mortgage
  Securities /4/
  3.02%; 05/25/34                                         65,000                  64,648
 CS First Boston Mortgage Securities /4/
  0.08%; 11/15/37 /5/                                  1,366,154                  27,990
  0.57%; 05/15/36 /5/                                    827,328                  17,585
  0.68%; 07/15/36 /5/                                    901,828                  28,440
  3.02%; 06/25/34 /5/                                     40,000                  39,888
  7.68%; 09/15/41                                         30,000                  34,295
 DLJ Mortgage Acceptance /5/
  6.99%; 10/15/30                                        125,000                 132,244
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 First Union National Bank Commercial
  Mortgage
  8.09%; 05/17/32                                     $   45,000            $     52,482
 Greenwich Capital Commercial Funding /4/
  /5/
  0.39%; 06/10/36                                      1,977,000                  35,145
 JP Morgan Chase Commercial Mortgage
  Securities /4/ /5/
  0.05%; 01/15/42                                      1,421,500                  24,198
  1.22%; 01/12/39                                        750,000                  37,629
 LB Commercial Conduit Mortgage Trust
  6.21%; 10/15/35                                      1,000,000               1,073,045
 LB-UBS Commercial Mortgage Trust
  0.13%; 03/15/36 /4/ /5/                                536,024                  14,935
  0.63%; 03/15/34 /4/ /5/                                849,842                  17,468
  0.75%; 08/15/36                                        690,953                  23,011
  1.23%; 03/15/36 /4/ /5/                                507,485                  25,309
  5.97%; 03/15/26                                        375,000                 396,727
 Merrill Lynch Mortgage Investors /4/
  2.98%; 01/25/35                                        115,000                 115,002
 Merrill Lynch Mortgage Trust /4/
  0.60%; 02/12/42                                      2,197,080                  51,829
 Morgan Stanley Capital I /4/ /5/
  1.12%; 01/13/41                                        500,000                  25,313
 NationsLink Funding
  7.03%; 06/20/31                                        137,017                 144,440
                                                                               2,582,126
MULTI-LINE INSURANCE (0.18%)
 CNA Financial
  5.85%; 12/15/14                                         70,000                  69,855
 Metropolitan Life Global Funding I /4/
  /5/
  2.65%; 03/17/09                                        160,000                 159,830
                                                                                 229,685
MULTIMEDIA (0.38%)
 AOL Time Warner
  5.63%; 05/01/05                                         50,000                  50,460
  6.15%; 05/01/07                                         85,000                  89,926
  7.63%; 04/15/31                                        115,000                 139,122
 Gannett
  4.95%; 04/01/05                                         80,000                  80,399
 News America
  4.75%; 03/15/10                                         15,000                  15,285
  5.30%; 12/15/14                                         40,000                  40,472
  6.63%; 01/09/08                                         45,000                  48,567
 Viacom
  6.63%; 05/15/11                                         20,000                  22,457
                                                                                 486,688
MUTUAL INSURANCE (0.05%)
 Liberty Mutual Group /5/
  5.75%; 03/15/14                                         40,000                  39,325
  7.00%; 03/15/34                                         30,000                  30,333
                                                                                  69,658
NON-HAZARDOUS WASTE DISPOSAL (0.04%)
 Allied Waste North America
  5.75%; 02/15/11                                         25,000                  23,500
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
NON-HAZARDOUS WASTE DISPOSAL (CONTINUED)
 Waste Management
  5.00%; 03/15/14                                     $   25,000            $     25,181
                                                                                  48,681
OIL & GAS DRILLING (0.06%)
 Consolidated Natural Gas
  5.00%; 03/01/14                                         30,000                  30,070
 Precision Drilling
  5.63%; 06/01/14                                         50,000                  52,064
                                                                                  82,134
OIL COMPANY-EXPLORATION & PRODUCTION (0.43%)
 Chesapeake Energy /5/
  6.38%; 06/15/15                                         60,000                  61,650
 Devon Financing
  7.88%; 09/30/31                                         50,000                  62,954
 Husky Energy
  6.15%; 06/15/19                                         45,000                  48,041
 Nexen
  5.05%; 11/20/13                                         20,000                  19,862
  7.88%; 03/15/32                                         30,000                  37,143
 Pemex Project Funding Master Trust
  7.88%; 02/01/09                                        215,000                 241,552
 Swift Energy
  7.63%; 07/15/11                                         65,000                  70,200
                                                                                 541,402
OIL COMPANY-INTEGRATED (0.15%)
 Occidental Petroleum
  4.00%; 11/30/07                                         35,000                  35,231
 PanCanadian Energy
  7.20%; 11/01/31                                         40,000                  47,297
 Petrobras International Finance
  8.38%; 12/10/18                                         40,000                  42,100
  9.13%; 07/02/13                                         40,000                  45,400
 Petronas Capital /5/
  7.88%; 05/22/22                                         20,000                  24,950
                                                                                 194,978
OIL FIELD MACHINERY & EQUIPMENT (0.05%)
 Cooper Cameron
  2.65%; 04/15/07                                         60,000                  58,429
OIL REFINING & MARKETING (0.24%)
 CITGO Petroleum /5/
  6.00%; 10/15/11                                         35,000                  34,825
 Enterprise Products Operating /5/
  4.00%; 10/15/07                                         60,000                  59,854
 Enterprise Products Partners
  6.38%; 02/01/13                                         20,000                  21,437
 Tesoro Petroleum
  8.00%; 04/15/08                                         45,000                  48,937
  9.63%; 11/01/08                                         50,000                  54,500
 Valero Energy
  6.88%; 04/15/12                                         70,000                  79,397
                                                                                 298,950
PAPER & RELATED PRODUCTS (0.35%)
 Abitibi-Consolidated
  8.30%; 08/01/05                                         55,000                  56,238
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
 Boise Cascade /5/
  5.01%; 10/15/12                                     $   55,000            $     57,062
 International Paper
  3.80%; 04/01/08                                        100,000                  99,589
  6.75%; 09/01/11                                         30,000                  33,634
 Norske Skog /5/
  7.63%; 10/15/11                                         25,000                  28,627
 Sappi Papier Holding /5/
  6.75%; 06/15/12                                         25,000                  27,778
 Smurfit Capital Funding
  6.75%; 11/20/05                                         45,000                  45,900
 Stora Enso Oyj
  7.38%; 05/15/11                                         85,000                  97,536
                                                                                 446,364
PETROCHEMICALS (0.05%)
 Braskem /5/
  11.75%; 01/22/14                                        55,000                  64,625
PHYSICAL THERAPY & REHABILITATION CENTERS (0.08%)
 HealthSouth /2/
  6.88%; 06/15/05                                         95,000                  95,594
PIPELINES (0.29%)
 Buckeye Partners
  4.63%; 07/15/13                                         45,000                  43,840
 Duke Capital
  4.37%; 03/01/09                                         30,000                  30,195
 Duke Energy Field Services
  7.88%; 08/16/10                                         30,000                  34,989
 Enbridge Energy Partners
  4.00%; 01/15/09                                         20,000                  19,702
 National Fuel Gas
  5.25%; 03/01/13                                         30,000                  30,498
 PG&E Gas Transmission
  7.10%; 06/01/05                                         90,000                  91,422
 TEPPCO Partners
  6.13%; 02/01/13                                         55,000                  58,614
 Texas Eastern Transmission
  5.25%; 07/15/07                                         60,000                  62,059
                                                                                 371,319
PROPERTY & CASUALTY INSURANCE (0.61%)
 ACE
  6.00%; 04/01/07                                         85,000                  88,671
 ACE INA Holdings
  5.88%; 06/15/14                                         20,000                  20,489
 Arch Capital Group
  7.35%; 05/01/34                                         75,000                  79,962
 Infinity Property & Casualty
  5.50%; 02/18/14                                         65,000                  64,217
 Markel /2/
  6.80%; 02/15/13                                         65,000                  70,169
 St. Paul
  5.75%; 03/15/07                                        100,000                 104,039
 W.R. Berkley
  5.13%; 09/30/10                                        105,000                 106,167
  5.88%; 02/15/13                                         20,000                  20,531
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (CONTINUED)
 XL Capital
  5.25%; 09/15/14                                     $  125,000            $    125,269
  6.50%; 01/15/12                                         85,000                  93,035
                                                                                 772,549
PUBLISHING-BOOKS (0.05%)
 Reed Elsevier Capital
  6.13%; 08/01/06                                         65,000                  67,393
RECREATIONAL CENTERS (0.05%)
 AMF Bowling Worldwide
  10.00%; 03/01/10                                        55,000                  58,713
REGIONAL BANKS (0.45%)
 Bank One
  7.63%; 08/01/05                                         95,000                  97,596
 KeyCorp
  4.63%; 05/16/05                                        120,000                 120,817
 PNC Funding
  5.75%; 08/01/06                                        125,000                 129,631
 Wachovia
  5.25%; 08/01/14                                         50,000                  51,245
  5.63%; 12/15/08                                        115,000                 122,368
  6.38%; 02/01/09                                         10,000                  10,864
 Wells Fargo
  3.12%; 08/15/08                                         35,000                  34,060
                                                                                 566,581
REINSURANCE (0.12%)
 Berkshire Hathaway Finance
  4.63%; 10/15/13                                         65,000                  64,797
 Endurance Specialty Holdings
  7.00%; 07/15/34                                         90,000                  92,673
                                                                                 157,470
RENTAL-AUTO & EQUIPMENT (0.02%)
 United Rentals
  6.50%; 02/15/12                                         25,000                  24,375
RETAIL-ARTS & CRAFTS (0.04%)
 Michaels Stores
  9.25%; 07/01/09                                         50,000                  53,579
RETAIL-AUTO PARTS (0.02%)
 PEP Boys-Manny, Moe & Jack
  7.50%; 12/15/14                                         30,000                  30,413
RETAIL-DRUG STORE (0.05%)
 Rite Aid
  12.50%; 09/15/06                                        60,000                  67,500
RETAIL-MAJOR DEPARTMENT STORE (0.05%)
 J.C. Penney
  8.13%; 04/01/27                                         55,000                  59,813
SAVINGS & LOANS-THRIFTS (0.16%)
 Washington Mutual
  3.81%; 06/25/34                                         85,000                  83,669
  3.97%; 03/25/33                                         96,000                  95,818
  5.50%; 01/15/13                                         20,000                  20,654
                                                                                 200,141
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SOVEREIGN (0.29%)
 Mexico Government
  2.75%; 01/13/09 /4/                                 $   60,000            $     60,810
  8.30%; 08/15/31                                         40,000                  46,880
  8.38%; 01/14/11                                        175,000                 205,537
 South Africa Government
  6.50%; 06/02/14                                         45,000                  49,275
                                                                                 362,502
SPECIAL PURPOSE ENTITY (0.35%)
 Borden US Finance/Nova Scotia Finance
  /5/
  9.00%; 07/15/14                                         45,000                  49,950
 Fondo Latinoamericano de Reservas /5/
  3.00%; 08/01/06                                        270,000                 268,720
 Jostens IH /5/
  7.63%; 10/01/12                                         60,000                  62,400
 K&F Acquisition /5/
  7.75%; 11/15/14                                         65,000                  67,112
                                                                                 448,182
STEEL PRODUCERS (0.08%)
 International Steel Group
  6.50%; 04/15/14                                         95,000                 101,887
STEEL-SPECIALTY (0.06%)
 CSN Islands VIII /5/
  9.75%; 12/16/13                                         75,000                  80,250
SUPRANATIONAL BANK (0.13%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                        100,000                 100,377
  6.88%; 03/15/12                                         55,000                  61,808
                                                                                 162,185
TELECOMMUNICATION SERVICES (0.05%)
 Qwest /5/
  7.88%; 09/01/11                                         60,000                  65,100
TELEPHONE-INTEGRATED (1.05%)
 BellSouth
  4.75%; 11/15/12                                         55,000                  55,338
 British Telecommunications /4/
  7.88%; 12/15/05                                        275,000                 286,822
 Citizens Communications
  6.25%; 01/15/13                                         65,000                  65,487
 Deutsche Telekom International Finance
  5.25%; 07/22/13                                         35,000                  36,001
  8.50%; 06/15/10 /4/                                     45,000                  53,612
 France Telecom /4/
  8.50%; 03/01/11                                         70,000                  83,503
 MCI
  6.91%; 05/01/07                                         75,000                  76,781
 SBC Communications
  4.13%; 09/15/09                                         45,000                  44,918
  6.15%; 09/15/34                                         20,000                  20,598
 Sprint Capital
  6.88%; 11/15/28                                         95,000                 104,005
  6.90%; 05/01/19                                         40,000                  44,747
 Telecom Italia Capital
  4.00%; 01/15/10 /5/                                    235,000                 230,415
  5.25%; 11/15/13                                         60,000                  60,644
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 Telecom Italia Capital (continued)
  6.38%; 11/15/33                                     $   25,000            $     25,705
 Telefonos de Mexico
  4.50%; 11/19/08                                         10,000                  10,067
  8.25%; 01/26/06                                        120,000                 125,980
                                                                               1,324,623
TELEVISION (0.04%)
 LIN Television
  8.00%; 01/15/08                                         45,000                  46,969
TEXTILE-HOME FURNISHINGS (0.03%)
 Mohawk Industries
  6.50%; 04/15/07                                         40,000                  42,499
THEATERS (0.04%)
 Cinemark /1/ /4/
  0.00%; 03/15/14                                         60,000                  45,300
TRANSPORT-RAIL (0.02%)
 Union Pacific
  4.70%; 01/02/24                                         20,000                  19,500
TRANSPORT-SERVICES (0.05%)
 FedEx
  2.29%; 04/01/05                                         40,000                  40,021
  3.50%; 04/01/09                                         25,000                  24,478
                                                                                  64,499
VITAMINS & NUTRITION PRODUCTS (0.05%)
 NBTY
  8.63%; 09/15/07                                         40,000                  40,600
 WH Holdings/WH Capital
  9.50%; 04/01/11                                         25,000                  27,500
                                                                                  68,100
WIRE & CABLE PRODUCTS (0.04%)
 Superior Essex Communications
  9.00%; 04/15/12                                         50,000                  51,500
                                                    TOTAL BONDS               25,175,220

                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (4.08%)
5.00%; 12/01/17                                          115,447                 117,374
5.00%; 03/01/18                                          173,796                 176,636
5.00%; 05/01/18                                          810,335                 823,578
5.00%; 06/01/34                                          491,903                 488,814
5.00%; 01/01/35 /6/                                    1,100,000               1,092,093
5.50%; 12/01/22                                          258,155                 264,288
5.50%; 03/01/33                                          230,931                 234,815
5.50%; 04/01/33                                          198,984                 202,330
5.50%; 10/01/33                                          388,100                 394,626
5.50%; 01/01/35 /6/                                      575,000                 583,984
                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
6.00%; 01/01/29                                       $  118,018            $    122,333
6.50%; 07/01/16                                          157,239                 166,507
6.50%; 05/01/31                                           40,539                  42,577
6.50%; 06/01/31                                           88,306                  92,747
6.50%; 11/01/31                                           42,311                  44,439
7.00%; 12/01/27                                           99,785                 105,968
7.00%; 01/01/31                                           28,680                  30,406
7.50%; 08/01/30                                           10,289                  11,028
7.50%; 01/01/31                                           30,004                  32,160
8.00%; 12/01/30                                          130,275                 141,176
                                       TOTAL FHLMC CERTIFICATES                5,167,879

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (3.17%)
4.50%; 09/01/10                                          180,959                 182,178
4.50%; 05/01/18                                          439,131                 438,722
4.50%; 01/01/35 /6/                                      210,000                 202,912
5.00%; 01/01/35 /6/                                      550,000                 545,531
5.50%; 01/01/33                                          476,870                 484,851
5.50%; 07/01/33                                          739,992                 751,892
5.50%; 09/01/33                                          385,822                 392,027
6.00%; 06/01/06                                           10,175                  10,377
6.00%; 04/01/08                                           85,109                  88,631
6.00%; 03/01/09                                            1,645                   1,731
6.00%; 05/01/09                                           69,419                  73,047
6.00%; 05/01/09                                           37,052                  38,988
6.00%; 11/01/09                                            2,382                   2,506
6.00%; 11/01/09                                           51,721                  54,424
6.00%; 12/01/09                                           10,272                  10,755
6.00%; 05/01/10                                           21,753                  22,942
6.00%; 12/01/33                                          244,721                 253,161
6.00%; 02/01/34                                          165,172                 170,869
6.50%; 05/01/06                                          100,993                 103,293
6.50%; 03/01/08                                           72,947                  76,499
6.50%; 02/01/32                                           92,601                  97,210
7.00%; 08/01/29                                            5,478                   5,811
                                        TOTAL FNMA CERTIFICATES                4,008,357

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (2.67%)
5.50%; 09/15/33                                        1,680,935               1,718,430
5.50%; 12/20/33                                          439,085                 448,466
6.00%; 09/20/26                                          131,329                 136,502
6.00%; 01/15/29                                          494,351                 513,788
6.00%; 06/15/32                                           26,717                  27,723
6.00%; 12/15/33                                          143,531                 148,852
6.50%; 10/20/31                                          208,045                 218,739
7.00%; 05/15/31                                           57,270                  60,884
7.00%; 02/20/32                                           95,550                 101,222
                                        TOTAL GNMA CERTIFICATES                3,374,606

                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
TREASURY BONDS (4.73%)
 U.S. Treasury
  3.63%; 07/15/09                                     $  450,000            $    451,301
  3.88%; 02/15/13 /2/                                    250,000                 246,660
  4.00%; 02/15/14 /2/                                    225,000                 221,897
  4.75%; 05/15/14 /2/                                    200,000                 208,422
  4.88%; 02/15/12                                        325,000                 343,510
  5.00%; 02/15/11 /2/                                    275,000                 292,542
  5.38%; 02/15/31 /2/                                    465,000                 502,818
  6.00%; 02/15/26                                        125,000                 143,188
  6.25%; 05/15/30 /2/                                    285,000                 340,742
  7.13%; 02/15/23                                        205,000                 261,591
  7.25%; 05/15/16 /2/                                    260,000                 325,447
  8.00%; 11/15/21                                        600,000                 823,617
 U.S. Treasury Inflation-Indexed
  Obligations
  2.00%; 01/15/14                                        232,459                 240,595
  3.63%; 01/15/08                                        366,308                 399,004
  3.88%; 01/15/09 /2/                                    523,809                 587,096
  4.25%; 01/15/10                                        510,593                 592,267
                                           TOTAL TREASURY BONDS                5,980,697

                                           Principal

                                           Amount                               Value

------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.14%)
MONEY CENTER BANKS (1.14%)
 Investment in Joint Trading Account;
  Citicorp
  2.00%; 01/03/05                                      1,445,094               1,445,094
                                         TOTAL COMMERCIAL PAPER                1,445,094


                                           Maturity

                                           Amount                               Value

------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (3.37%)
 Goldman Sachs; 1.60%; dated 12/31/04
  maturing 01/03/05 (collateralized by
  U.S. Treasury Strips; $4,346,220;
  11/15/10 - 05/15/11) /7/                            $4,261,568            $  4,261,000
                                    TOTAL REPURCHASE AGREEMENTS                4,261,000
                                                                            ------------

                          TOTAL PORTFOLIO INVESTMENTS (104.75%)              132,555,646
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-4.75%)                                                                     (6,007,768)
                                     TOTAL NET ASSETS (100.00%)             $126,547,878
                                                                            ---------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                BALANCED ACCOUNT

                               DECEMBER 31, 2004


1    Non-income producing security.
2 Security or a portion of the security was on loan at the end of the period. 3 Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $6,568 or 0.01% of net assets.
4    Variable rate.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $3,487,547 or 2.76% of net assets.
6 Security or a portion of the security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.
7    Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:


                                             $ 12,657,665
Unrealized Appreciation

Unrealized Depreciation                        (2,443,885)
                                             ------------
                                               10,213,780
Net Unrealized Appreciation (Depreciation)
                                             $122,341,866
Cost for federal income tax purposes

                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                               Value                 Percentage of
                                                             Total Value
-------------------------------------------------------------------------------
                                    $ 28,081,198                 21.18%
 Financial
                                      18,038,425                 13.61
 Consumer, Non-cyclical
                                      15,435,627                 11.64
 Mortgage Securities
                                      12,162,192                  9.18
 Communications
                                      10,779,839                  8.13
 Consumer, Cyclical
                                      10,308,913                  7.78
 Industrial
                                       9,772,428                  7.37
 Technology
                                       8,871,213                  6.69
 Government
                                       8,147,854                  6.15
 Energy
                                       4,303,762                  3.25
 Utilities
                                       3,777,894                  2.85
 Basic Materials
                                       2,319,709                  1.75
 Asset Backed Securities
                                         317,266                  0.24
 Funds
                                         239,326                  0.18
 Diversified
                    TOTAL           $132,555,646                100.00%
                                   ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.


                                      131

See accompanying notes.


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                  BOND ACCOUNT

                               DECEMBER 31, 2004

                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (52.58%)
ADVANCED MATERIALS & PRODUCTS (0.09%)
 Hexcel
  9.75%; 01/15/09                              $      250,000            $    260,000
AGRICULTURAL OPERATIONS (0.26%)
 Bunge Limited Finance
  4.38%; 12/15/08                                     550,000                 554,221
  5.88%; 05/15/13                                     180,000                 191,084
                                                                              745,305
AIRLINES (0.06%)
 Southwest Airlines
  5.10%; 05/01/06                                     170,331                 173,729
APPAREL MANUFACTURERS (0.05%)
 Phillips-Van Heusen
  7.75%; 11/15/23                                     125,000                 132,500
ASSET BACKED SECURITIES (1.44%)
 Bear Stearns Asset Backed Securities /1/
  3.02%; 03/25/34                                     635,000                 635,011
 Chase Funding Mortgage Loan Asset
                    Backed Certificates
  /1/
  2.71%; 09/25/33                                     450,000                 450,008
  2.92%; 09/25/33                                     490,000                 490,008
 Countrywide Asset Backed Certificates
  2.92%; 02/25/34 /1/                               1,357,143               1,357,166
  3.61%; 04/25/30                                     535,000                 534,396
 Master Adjustable Rate Mortgages Trust
  /1/
  3.52%; 03/25/34                                     660,000                 664,394
                                                                            4,130,983
AUTO-CARS & LIGHT TRUCKS (0.79%)
 DaimlerChrysler Holding
  3.21%; 08/08/06 /1/                                 775,000                 783,527
  4.05%; 06/04/08                                     400,000                 399,175
  4.75%; 01/15/08                                     110,000                 112,349
  7.25%; 01/18/06                                     265,000                 275,152
 General Motors
  7.13%; 07/15/13                                     200,000                 204,666
  8.25%; 07/15/23                                     305,000                 317,710
 Hyundai Motor Manufacturing /2/
  5.30%; 12/19/08                                     155,000                 159,687
                                                                            2,252,266
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.47%)
 Collins & Aikman Products
  10.75%; 12/31/11                                    100,000                 102,000
 Dana /2/
  5.85%; 01/15/15                                     255,000                 252,450
 Delco Remy International
  8.63%; 12/15/07                                     300,000                 304,500
 Lear
  7.96%; 05/15/05                                     350,000                 355,589
 Stanadyne /2/
  10.00%; 08/15/14                                    200,000                 216,000
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (CONTINUED)
 Tenneco Automotive /2/
  8.63%; 11/15/14                              $      125,000            $    130,000
                                                                            1,360,539
AUTOMOBILE SEQUENTIAL (0.24%)
 DaimlerChrysler Auto Trust
  5.32%; 09/06/06                                     238,238                 239,126
 Toyota Auto Receivables Owner Trust /3/
  2.65%; 11/15/06                                     437,398                 437,110
                                                                              676,236
BREWERY (0.31%)
 Cia Brasileira de Bebidas
  10.50%; 12/15/11                                    300,000                 376,500
 Coors Brewing
  6.38%; 05/15/12                                     280,000                 307,850
 SABMiller /2/
  6.63%; 08/15/33                                     170,000                 192,836
                                                                              877,186
BROADCASTING SERVICES & PROGRAMMING (0.54%)
 Clear Channel Communications
  4.50%; 01/15/10                                     475,000                 470,637
  5.75%; 01/15/13 /3/                                 535,000                 552,790
 Grupo Televisa
  8.50%; 03/11/32                                      90,000                 104,175
 Liberty Media
  3.50%; 09/25/06                                     430,000                 427,611
                                                                            1,555,213
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.35%)
 CRH America
  6.40%; 10/15/33                                     180,000                 196,615
 Masco /1/ /2/
  2.70%; 03/09/07                                     800,000                 801,504
                                                                              998,119
BUILDING PRODUCTS-AIR & HEATING (0.05%)
 York International
  6.63%; 08/15/06                                     150,000                 156,486
BUILDING PRODUCTS-WOOD (0.04%)
 Celulosa Arauco y Constitucion
  5.13%; 07/09/13                                     105,000                 103,987
BUILDING-RESIDENTIAL & COMMERCIAL (0.43%)
 DR Horton
  5.63%; 09/15/14                                     325,000                 324,187
 KB Home
  7.75%; 02/01/10                                     360,000                 389,700
 Meritage Homes
  9.75%; 06/01/11                                     200,000                 221,000
 Ryland Group
  9.75%; 09/01/10                                     275,000                 299,063
                                                                            1,233,950
CABLE TV (1.37%)
 Charter Communications /2/
  8.38%; 04/30/14                                     150,000                 158,250
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CABLE TV (CONTINUED)
 Comcast
  5.30%; 01/15/14                              $       80,000            $     82,505
  5.85%; 01/15/10                                      40,000                  42,879
  7.05%; 03/15/33                                     225,000                 257,451
 Cox Communications /2/
  3.04%; 12/14/07 /1/                                 475,000                 475,811
  4.63%; 01/15/10                                     650,000                 648,501
  5.45%; 12/15/14                                     650,000                 649,975
  6.75%; 03/15/11                                     395,000                 432,523
  7.13%; 10/01/12                                     300,000                 336,258
 EchoStar DBS /2/
  6.63%; 10/01/14                                     400,000                 405,000
 Kabel Deutschland /2/
  10.63%; 07/01/14                                    100,000                 115,000
 Rogers Cablesystems
  10.00%; 03/15/05                                    325,000                 329,469
                                                                            3,933,622
CASINO HOTELS (0.19%)
 Aztar
  7.88%; 06/15/14                                     150,000                 165,375
 Harrah's Operating
  5.50%; 07/01/10                                     375,000                 388,172
                                                                              553,547
CELLULAR TELECOMMUNICATIONS (0.95%)
 America Movil
  5.50%; 03/01/14                                     520,000                 513,711
 AT&T Wireless Services
  7.88%; 03/01/11                                     290,000                 341,799
  8.13%; 05/01/12                                     625,000                 755,527
 Rural Cellular
  8.25%; 03/15/12                                     145,000                 153,337
 Telus
  7.50%; 06/01/07                                     290,000                 315,085
  8.00%; 06/01/11                                      50,000                  59,254
 Verizon Wireless Capital
  5.38%; 12/15/06                                     560,000                 580,051
                                                                            2,718,764
CHEMICALS-DIVERSIFIED (0.53%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                     240,000                 248,777
  7.00%; 03/15/11                                     315,000                 354,976
 FMC
  6.75%; 05/05/05                                     415,000                 420,188
 ICI Wilmington I
  5.63%; 12/01/13                                     295,000                 305,529
 Lyondell Chemical
  9.88%; 05/01/07                                     172,000                 180,170
                                                                            1,509,640
CHEMICALS-SPECIALTY (0.37%)
 Hercules
  6.75%; 10/15/29                                     200,000                 206,500
 Lubrizol
  4.63%; 10/01/09                                     350,000                 349,460
  6.50%; 10/01/34                                     165,000                 168,045
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CHEMICALS-SPECIALTY (CONTINUED)
 Rhodia
  10.25%; 06/01/10                             $      200,000            $    225,000
 Westlake Chemical
  8.75%; 07/15/11                                      99,000                 111,870
                                                                            1,060,875
COAL (0.05%)
 Massey Energy
  6.63%; 11/15/10                                     140,000                 146,300
COATINGS & PAINT (0.11%)
 Resolution Performance Products
  9.50%; 04/15/10                                     150,000                 162,375
 Valspar
  6.00%; 05/01/07                                     155,000                 162,425
                                                                              324,800
COMMERCIAL BANKS (0.21%)
 Marshall & Ilsley Bank
  4.13%; 09/04/07                                     100,000                 101,913
 Union Planters Bank
  5.13%; 06/15/07                                     335,000                 348,867
 United Overseas Bank /2/
  4.50%; 07/02/13                                     170,000                 163,641
                                                                              614,421
COMMERCIAL SERVICES (0.30%)
 Iron Mountain
  6.63%; 01/01/16                                     150,000                 139,875
  8.25%; 07/01/11                                     415,000                 427,969
 Quintiles Transnational
  10.00%; 10/01/13                                    250,000                 280,000
                                                                              847,844
COMPUTER SERVICES (0.16%)
 Unisys
  7.25%; 01/15/05                                     175,000                 175,000
  7.88%; 04/01/08                                     265,000                 271,625
                                                                              446,625
COMPUTERS-INTEGRATED SYSTEMS (0.03%)
 NCR
  7.13%; 06/15/09                                      75,000                  82,812
COMPUTERS-MEMORY DEVICES (0.07%)
 Seagate Technology HDD Holdings
  8.00%; 05/15/09                                     175,000                 189,000
CONTAINERS-METAL & GLASS (0.24%)
 Crown European Holdings
  10.88%; 03/01/13                                    250,000                 295,625
 Owens-Brockway
  8.75%; 11/15/12                                     200,000                 225,500
 Silgan Holdings
  6.75%; 11/15/13                                     150,000                 156,000
                                                                              677,125
CONTAINERS-PAPER & PLASTIC (0.12%)
 Norampac
  6.75%; 06/01/13                                     315,000                 331,538
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CREDIT CARD ASSET BACKED SECURITIES (2.17%)
 American Express Credit Account
                      Master Trust /1/
  2.65%; 09/15/11                              $      240,000            $    240,762
 Capital One Multi-Asset
                          Execution
  Trust /1/
  2.62%; 12/15/09                                     675,000                 675,848
 Chase Credit Card Master Trust /1/
  2.60%; 05/15/09                                     900,000                 900,000
  2.75%; 02/15/11                                   1,000,000               1,007,857
 Citibank Credit Card Issuance Trust /1/
  2.88%; 06/25/09                                   1,000,000               1,003,742
 First USA Credit Card Master Trust /1/
  2.77%; 04/18/11                                   1,250,000               1,259,223
 MBNA Master Credit Card Trust
  6.90%; 01/15/08                                   1,120,000               1,147,357
                                                                            6,234,789
DATA PROCESSING & MANAGEMENT (0.05%)
 Certegy
  4.75%; 09/15/08                                     155,000                 158,564
DISTRIBUTION-WHOLESALE (0.10%)
 Ingram Micro
  9.88%; 08/15/08                                     275,000                 299,063
DIVERSIFIED FINANCIAL SERVICES (0.70%)
 General Electric Capital
  0.70%; 03/10/40 /1/ /2/                           9,259,149                 272,173
  2.32%; 02/02/09 /1/                                 925,000                 926,774
  6.75%; 03/15/32                                     325,000                 380,396
 John Deere Capital
  3.13%; 12/15/05                                     250,000                 249,622
 NiSource Finance
  3.20%; 11/01/06                                     185,000                 183,339
                                                                            2,012,304
DIVERSIFIED MANUFACTURING OPERATIONS (0.29%)
 Invensys /2/
  9.88%; 03/15/11                                     250,000                 268,750
 J.B. Poindexter /2/
  8.75%; 03/15/14                                     200,000                 212,500
 Tyco International Group
  6.38%; 02/15/06                                     335,000                 346,162
                                                                              827,412
DIVERSIFIED MINERALS (0.13%)
 Corp. Nacional del Cobre de Chile /2/
  5.50%; 10/15/13                                     135,000                 140,545
 Vale Overseas
  9.00%; 08/15/13                                     210,000                 241,500
                                                                              382,045
DIVERSIFIED OPERATIONS (0.07%)
 Hutchison Whampoa International /2/
  6.50%; 02/13/13                                     175,000                 188,597
E-COMMERCE-PRODUCTS (0.05%)
 FTD
  7.75%; 02/15/14                                     150,000                 154,500
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-GENERATION (0.18%)
 CE Casecnan Water & Energy
  11.45%; 11/15/05                             $      101,311            $    102,325
 Korea East-West Power /2/
  4.88%; 04/21/11                                     105,000                 105,870
 Tenaska Virginia Partners /2/
  6.12%; 03/30/24                                     188,870                 198,219
 Texas Genco /2/
  6.88%; 12/15/14                                     100,000                 103,375
                                                                              509,789
ELECTRIC-INTEGRATED (3.30%)
 Arizona Public Service
  5.80%; 06/30/14                                     195,000                 208,232
  6.50%; 03/01/12                                     215,000                 239,001
 Centerpoint Energy
  5.88%; 06/01/08                                     200,000                 209,278
 Cincinnati Gas & Electric
  5.40%; 06/15/33                                     125,000                 119,341
 Consumers Energy
  4.25%; 04/15/08                                      80,000                  80,783
 Dayton Power & Light /2/
  5.13%; 10/01/13                                     250,000                 255,420
 Dominion Resources /1/
  2.59%; 05/15/06                                     650,000                 651,370
 Entergy Gulf States
  3.60%; 06/01/08                                     200,000                 196,761
 Exelon
  6.75%; 05/01/11                                     200,000                 223,725
 FirstEnergy
  6.45%; 11/15/11                                     375,000                 407,426
 Florida Power
  4.80%; 03/01/13                                      75,000                  75,312
 FPL Energy Wind Funding /2/
  6.88%; 06/27/17                                     283,800                 292,669
 FPL Group Capital
  3.25%; 04/11/06                                     190,000                 190,101
 Georgia Power /1/
  2.48%; 02/17/09                                   1,050,000               1,049,883
 Indianapolis Power & Light
  7.38%; 08/01/07                                     245,000                 261,365
 Inergy /2/
  6.88%; 12/15/14                                     150,000                 150,750
 Jersey Central Power & Light
  5.63%; 05/01/16                                     100,000                 104,492
 MidAmerican Energy Holdings
  3.50%; 05/15/08                                     150,000                 146,933
  4.63%; 10/01/07                                     225,000                 229,034
 MSW Energy Holdings II
  7.38%; 09/01/10                                     250,000                 262,500
 Northeast Utilities
  3.30%; 06/01/08                                     160,000                 156,329
 Ohio Power
  4.85%; 01/15/14                                     210,000                 208,981
 Oncor Electric Delivery
  6.38%; 05/01/12                                     250,000                 275,718
 Pacific Gas & Electric
  3.60%; 03/01/09                                     180,000                 177,011
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 Pacific Gas & Electric (continued)
  6.05%; 03/01/34                              $      630,000            $    654,328
 Pepco Holdings
  3.75%; 02/15/06                                     625,000                 628,068
  4.00%; 05/15/10                                      80,000                  78,577
 Power Contract Financing /2/
  5.20%; 02/01/06                                     129,673                 130,878
 PPL Energy Supply
  5.40%; 08/15/14                                     255,000                 261,578
 PSEG Power
  6.95%; 06/01/12                                     425,000                 478,907
 Puget Energy
  3.36%; 06/01/08                                     200,000                 196,384
 Southern California Edison
  5.00%; 01/15/14                                     100,000                 101,618
  8.00%; 02/15/07                                     320,000                 348,474
 Southwestern Electric Power
  4.50%; 07/01/05                                     240,000                 241,613
 TXU Energy
  6.13%; 03/15/08                                     150,000                 158,505
                                                                            9,451,345
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.05%)
 Flextronics International
  6.50%; 05/15/13                                     150,000                 153,750
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.31%)
 AMI Semiconductor
  10.75%; 02/01/13                                    153,000                 179,775
 Fairchild Semiconductor International
  10.50%; 02/01/09                                    540,000                 569,700
 Freescale Semiconductor
  6.88%; 07/15/11                                     125,000                 134,063
                                                                              883,538
EXPORT/IMPORT BANK (0.06%)
 Export-Import Bank of Korea
  4.50%; 08/12/09                                     180,000                 181,504
FEDERAL & FEDERALLY SPONSORED CREDIT (0.11%)
 Housing Urban Development
  2.99%; 08/01/05                                     325,000                 325,420
FIDUCIARY BANKS (0.29%)
 State Street Capital Trust II /1/
  2.79%; 02/15/08                                     825,000                 828,695
FILTRATION & SEPARATION PRODUCTS (0.05%)
 Polypore
  8.75%; 05/15/12                                     125,000                 130,625
FINANCE-AUTO LOANS (1.66%)
 American Honda Finance /1/ /2/
  2.47%; 02/20/07                                   1,050,000               1,050,555
 Ford Motor Credit
  5.70%; 01/15/10                                     390,000                 393,550
  6.13%; 01/09/06                                     265,000                 271,418
  6.50%; 01/25/07                                     395,000                 410,740
  6.88%; 02/01/06                                     450,000                 463,590
  7.25%; 10/25/11                                     425,000                 455,781
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-AUTO LOANS (CONTINUED)
 Ford Motor Credit (continued)
  7.88%; 06/15/10                              $      200,000            $    220,352
 General Motors Acceptance
  3.33%; 10/20/05 /1/                                 650,000                 652,396
  5.63%; 05/15/09                                      50,000                  50,002
  6.88%; 08/28/12                                     775,000                 791,259
                                                                            4,759,643
FINANCE-COMMERCIAL (0.43%)
 CIT Group
  2.49%; 02/15/07 /1/                                 525,000                 525,029
  5.13%; 09/30/14                                     720,000                 721,042
                                                                            1,246,071
FINANCE-CONSUMER LOANS (0.78%)
 Household Finance
  2.37%; 02/09/07 /1/                                 925,000                 926,075
  3.38%; 02/21/06                                     150,000                 150,193
  4.13%; 12/15/08                                     300,000                 301,227
  4.13%; 11/16/09                                     475,000                 472,446
  4.75%; 07/15/13                                     230,000                 228,217
  7.00%; 05/15/12                                     150,000                 171,296
                                                                            2,249,454
FINANCE-CREDIT CARD (0.31%)
 Capital One Bank
  5.00%; 06/15/09                                     320,000                 329,506
  6.88%; 02/01/06                                     535,000                 554,999
                                                                              884,505
FINANCE-INVESTMENT BANKER & BROKER (2.69%)
 BCP Caylux Holdings Luxembourg /2/
  9.63%; 06/15/14                                     200,000                 225,500
 Bear Stearns
  2.43%; 01/30/09 /1/                                 675,000                 676,542
  2.99%; 06/25/34 /1/                                 560,000                 561,791
  3.00%; 03/30/06                                     375,000                 374,225
 Citigroup
  5.75%; 05/10/06                                     750,000                 774,492
  6.63%; 06/15/32                                     275,000                 308,003
 Goldman Sachs Group
  3.88%; 01/15/09                                     340,000                 339,230
  5.15%; 01/15/14                                     175,000                 177,347
  6.60%; 01/15/12                                     620,000                 691,944
 Lehman Brothers Holdings /3/
  4.80%; 03/13/14                                     375,000                 369,886
 Merrill Lynch
  2.46%; 02/06/09 /1/                                 925,000                 924,974
  5.00%; 01/15/15                                     350,000                 348,628
  5.45%; 07/15/14                                     280,000                 289,667
 Morgan Stanley
  0.90%; 04/15/34 /1/ /2/                           4,670,060                 101,961
  2.41%; 02/15/07 /1/                                 600,000                 600,263
  4.75%; 04/01/14                                     325,000                 316,683
  5.30%; 03/01/13                                     190,000                 195,648
  6.75%; 04/15/11                                     240,000                 269,193
 Refco Finance Holdings /2/
  9.00%; 08/01/12                                     150,000                 164,250
                                                                            7,710,227
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (4.76%)
 Countrywide Home Loan
  2.45%; 02/17/06 /1/                          $      125,000            $    124,967
  2.89%; 06/02/06 /1/                                 925,000                 928,830
  4.25%; 12/19/07                                     120,000                 121,341
  4.62%; 12/19/33 /1/                               1,100,000               1,083,569
 Federal Home Loan Mortgage
  2.65%; 05/30/08                                   1,000,000                 971,410
  3.25%; 02/25/08                                   1,800,000               1,787,290
  4.50%; 07/15/13                                   1,400,000               1,405,915
  4.63%; 05/28/13                                     325,000                 322,938
  4.75%; 10/11/12                                     550,000                 549,314
  4.75%; 05/06/13                                     625,000                 615,725
  5.13%; 11/07/13                                      55,000                  55,220
  6.75%; 03/15/31                                   1,786,000               2,170,654
 Federal National Mortgage Association
  2.30%; 03/28/06                                     200,000                 198,124
  2.88%; 05/19/08                                     425,000                 415,014
  3.70%; 11/01/07                                     920,000                 920,561
  4.32%; 07/26/07                                     485,000                 489,145
  4.75%; 02/21/13                                     650,000                 646,080
  6.25%; 05/15/29                                     550,000                 625,904
  7.25%; 05/15/30                                     160,000                 204,564
                                                                           13,636,565
FINANCE-OTHER SERVICES (0.36%)
 Verizon Global Funding
  6.75%; 12/01/05                                   1,000,000               1,032,362
FOOD-MISCELLANEOUS/DIVERSIFIED (0.34%)
 Corn Products International
  8.45%; 08/15/09                                     290,000                 336,391
 Kraft Foods
  4.63%; 11/01/06                                     350,000                 357,216
  5.63%; 11/01/11                                     125,000                 132,368
  6.25%; 06/01/12                                      20,000                  21,955
  6.50%; 11/01/31                                     125,000                 137,909
                                                                              985,839
FOOD-RETAIL (0.32%)
 Delhaize America
  7.38%; 04/15/06                                     425,000                 446,240
  9.00%; 04/15/31                                     175,000                 226,414
 Safeway
  2.50%; 11/01/05                                     250,000                 248,587
                                                                              921,241
GAS-DISTRIBUTION (0.20%)
 Colorado Interstate Gas
  10.00%; 06/15/05                                    325,000                 332,921
 Sempra Energy
  4.75%; 05/15/09                                     250,000                 254,846
                                                                              587,767
HOME DECORATION PRODUCTS (0.07%)
 Newell Rubbermaid
  4.00%; 05/01/10                                     115,000                 111,597
  4.63%; 12/15/09                                      90,000                  90,848
                                                                              202,445
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY-OTHER (1.08%)
 Argent Securities /1/
  2.64%; 02/25/34                              $      475,000            $    474,536
 Long Beach Mortgage Loan Trust /1/
  2.95%; 06/25/34                                     170,000                 169,865
  3.50%; 06/25/34                                     200,000                 201,036
 Option One Mortgage Loan Trust /1/
  2.95%; 05/25/34                                     485,000                 485,941
  3.47%; 05/25/34                                     485,000                 485,008
 Saxon Asset Securities Trust /1/
  3.55%; 03/25/35                                     810,000                 813,195
 Specialty Underwriting & Residential
  Finance /1/
  2.93%; 02/25/35                                     460,000                 460,008
                                                                            3,089,589
HOME EQUITY-SEQUENTIAL (0.38%)
 Ameriquest Mortgage Securities /1/
  2.62%; 04/25/34                                     560,000                 560,010
 Residential Asset Securities
  3.28%; 08/25/29                                     525,000                 522,374
  4.59%; 10/25/26                                       7,612                   7,600
                                                                            1,089,984
HOTELS & MOTELS (0.14%)
 Host Marriott
  7.88%; 08/01/08                                     403,000                 414,083
INDUSTRIAL AUTOMATION & ROBOTS (0.11%)
 UNOVA
  6.88%; 03/15/05                                     150,000                 150,750
  7.00%; 03/15/08                                     150,000                 154,125
                                                                              304,875
INVESTMENT COMPANIES (0.21%)
 Canadian Oil Sands /2/
  4.80%; 08/10/09                                     600,000                 605,465
LIFE & HEALTH INSURANCE (0.35%)
 John Hancock Global Funding II /1/ /2/
  2.19%; 04/03/09                                     950,000                 949,709
 Nationwide Financial Services
  5.63%; 02/13/15                                      65,000                  66,189
                                                                            1,015,898
MACHINERY-CONSTRUCTION & MINING (0.08%)
 Terex
  9.25%; 07/15/11                                     200,000                 224,500
MEDICAL INFORMATION SYSTEM (0.06%)
 NDCHealth
  10.50%; 12/01/12                                    150,000                 161,250
MEDICAL PRODUCTS (0.06%)
 Medical Device Manufacturing /2/
  10.00%; 07/15/12                                    150,000                 161,625
MEDICAL-DRUGS (0.21%)
 Biovail
  7.88%; 04/01/10                                     150,000                 155,250
 Elan Finance /2/
  7.75%; 11/15/11                                     200,000                 213,000
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
 Schering-Plough /1/
  5.55%; 12/01/13                              $      215,000            $    224,709
                                                                              592,959
MEDICAL-GENERIC DRUGS (0.05%)
 Alpharma /2/
  8.63%; 05/01/11                                     150,000                 156,750
MEDICAL-HMO (0.39%)
 Anthem
  4.88%; 08/01/05                                     500,000                 503,690
 WellPoint /2/
  3.75%; 12/14/07                                     235,000                 234,877
  4.25%; 12/15/09                                     175,000                 174,917
  5.00%; 12/15/14                                     200,000                 199,370
                                                                            1,112,854
MEDICAL-HOSPITALS (0.34%)
 HCA
  5.25%; 11/06/08                                     245,000                 246,428
  6.95%; 05/01/12                                     165,000                 173,729
  7.13%; 06/01/06                                     250,000                 259,499
  7.88%; 02/01/11                                     150,000                 165,225
 United Surgical Partners International
  10.00%; 12/15/11                                    125,000                 142,500
                                                                              987,381
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.10%)
 Bergen Brunswig
  7.25%; 06/01/05                                     275,000                 279,125
METAL PROCESSORS & FABRICATION (0.13%)
 Mueller Group
  10.00%; 05/01/12                                    225,000                 245,250
 Trimas
  9.88%; 06/15/12                                     125,000                 132,500
                                                                              377,750
METAL-DIVERSIFIED (0.07%)
 Falconbridge
  5.38%; 06/01/15                                     135,000                 133,701
  7.35%; 06/05/12                                      65,000                  73,861
 Rio Tinto Finance
  5.75%; 07/03/06                                       5,000                   5,183
                                                                              212,745
MISCELLANEOUS INVESTING (0.30%)
 iStar Financial
  4.88%; 01/15/09                                     335,000                 340,031
 Thornburg Mortgage
  8.00%; 05/15/13                                     250,000                 265,625
 United Dominion Realty Trust
  6.50%; 06/15/09                                     235,000                 253,679
                                                                              859,335
MISCELLANEOUS MANUFACTURERS (0.04%)
 ProPex Fabrics /2/
  10.00%; 12/01/12                                    100,000                 103,750
MONEY CENTER BANKS (0.53%)
 Bank of America
  4.88%; 09/15/12                                     610,000                 622,967
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MONEY CENTER BANKS (CONTINUED)
 Bank of America (continued)
  7.40%; 01/15/11                              $      285,000            $    330,137
 JP Morgan Chase
  5.13%; 09/15/14                                     550,000                 553,608
                                                                            1,506,712
MORTGAGE BACKED SECURITIES (1.98%)
 Banc of America Commercial Mortgage /1/
  /2/
  0.05%; 11/10/38                                   3,960,022                  73,902
 Bear Stearns Adjustable Rate
                         Mortgage Trust
  /1/ /2/
  3.52%; 06/25/34                                     295,000                 288,214
 Bear Stearns Commercial
                         Mortgage
  Securities /1/ /2/
  0.65%; 05/11/39                                   3,116,910                  84,571
 Chase Commercial Mortgage Securities
  7.03%; 01/15/32                                     209,562                 222,975
  7.63%; 07/15/32                                     900,000               1,045,229
 CS First Boston Mortgage Securities /1/
  0.08%; 11/15/37 /2/                               7,741,538                 158,612
  0.57%; 05/15/36 /2/                               5,377,631                 114,302
  0.68%; 07/15/36 /2/                               5,328,981                 168,055
  3.02%; 06/25/34 /2/                                 120,000                 119,664
  7.68%; 09/15/41                                     160,000                 182,906
 DLJ Commercial Mortgage
  7.34%; 10/10/32                                     180,000                 203,938
 First Union National Bank
                      Commercial
  Mortgage
  8.09%; 05/17/32                                     275,000                 320,722
 GMAC Commercial Mortgage Securities /1/
  /2/
  0.97%; 03/10/38                                   4,607,134                 185,244
 Greenwich Capital Commercial Funding
  /1/ /2/
  0.39%; 06/10/36                                   8,898,000                 158,180
 JP Morgan Chase Commercial
                     Mortgage Securities
  /1/ /2/
  0.05%; 01/15/42                                   7,960,400                 135,507
  1.22%; 01/12/39                                   4,500,000                 225,774
 LB-UBS Commercial Mortgage Trust /2/
  0.13%; 03/15/36 /1/                               2,855,105                  79,549
  0.63%; 03/15/34 /1/                               3,116,086                  64,048
  0.75%; 08/15/36                                   4,082,903                 135,973
  1.23%; 03/15/36 /1/                               2,706,589                 134,983
 Merrill Lynch Mortgage Investors /1/
  2.98%; 01/25/35                                     370,000                 370,006
 Merrill Lynch Mortgage Trust /1/
  0.60%; 02/12/42                                   9,154,501                 215,955
 Morgan Stanley Capital I
  1.12%; 01/13/41 /1/ /2/                           2,950,000                 149,350
  4.57%; 12/18/32 /2/                                 133,019                 134,238
  5.33%; 12/18/32                                     550,000                 568,782
  7.11%; 04/15/33                                     110,000                 123,140
                                                                            5,663,819
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MULTI-LINE INSURANCE (0.40%)
 CNA Financial
  5.85%; 12/15/14                              $      425,000            $    424,117
 MetLife
  5.25%; 12/01/06                                     700,000                 722,403
                                                                            1,146,520
MULTIMEDIA (0.91%)
 AOL Time Warner
  5.63%; 05/01/05                                     350,000                 353,223
  7.63%; 04/15/31                                     830,000               1,004,102
 Gannett
  4.95%; 04/01/05                                     425,000                 427,118
 News America
  4.75%; 03/15/10                                      95,000                  96,804
  5.30%; 12/15/14                                     240,000                 242,832
  6.63%; 01/09/08                                     255,000                 275,210
 Walt Disney
  5.38%; 06/01/07                                     200,000                 207,901
                                                                            2,607,190
MUSIC (0.03%)
 Warner Music Group /2/
  7.38%; 04/15/14                                      75,000                  76,875
MUTUAL INSURANCE (0.14%)
 Liberty Mutual Group /2/
  5.75%; 03/15/14                                     235,000                 231,034
  7.00%; 03/15/34                                     160,000                 161,774
                                                                              392,808
NON-HAZARDOUS WASTE DISPOSAL (0.17%)
 Allied Waste
  8.50%; 12/01/08                                     200,000                 212,000
 Casella Waste Systems
  9.75%; 02/01/13                                     125,000                 138,125
 Waste Management
  5.00%; 03/15/14                                     150,000                 151,089
                                                                              501,214
OFFICE AUTOMATION & EQUIPMENT (0.10%)
 Xerox
  7.63%; 06/15/13                                     250,000                 274,375
OIL & GAS DRILLING (0.11%)
 Precision Drilling
  5.63%; 06/01/14                                     300,000                 312,386
OIL COMPANY-EXPLORATION & PRODUCTION (1.29%)
 Callon Petroleum
  9.75%; 12/08/10                                     150,000                 159,000
 Devon Financing
  7.88%; 09/30/31                                     275,000                 346,247
 Energy Partners
  8.75%; 08/01/10                                     200,000                 218,000
 Husky Energy
  6.15%; 06/15/19                                     255,000                 272,230
 Kerr-McGee
  6.95%; 07/01/24                                     425,000                 469,980
 Nexen
  5.05%; 11/20/13                                     150,000                 148,965
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
 Nexen (continued)
  7.88%; 03/15/32                              $      125,000            $    154,764
 Pemex Project Funding Master Trust
  6.13%; 08/15/08                                     500,000                 530,000
  7.88%; 02/01/09                                     770,000                 865,095
 Petroleos Mexicanos
  6.50%; 02/01/05                                     450,000                 451,440
 XTO Energy
  6.25%; 04/15/13                                      90,000                  98,497
                                                                            3,714,218
OIL COMPANY-INTEGRATED (0.43%)
 Conoco Funding
  7.25%; 10/15/31                                     350,000                 426,774
 Occidental Petroleum
  4.00%; 11/30/07                                     170,000                 171,122
 Petrobras International Finance
  8.38%; 12/10/18                                     260,000                 273,650
  9.13%; 02/01/07                                     200,000                 220,500
 Petronas Capital /2/
  7.88%; 05/22/22                                     125,000                 155,939
                                                                            1,247,985
OIL FIELD MACHINERY & EQUIPMENT (0.12%)
 Cooper Cameron
  2.65%; 04/15/07                                     350,000                 340,838
OIL REFINING & MARKETING (0.49%)
 Enterprise Products Operating /2/
  4.00%; 10/15/07                                     365,000                 364,109
 Enterprise Products Partners
  6.38%; 02/01/13                                     150,000                 160,774
 Tesoro Petroleum /3/
  9.63%; 11/01/08                                     545,000                 594,050
 Valero Energy
  6.88%; 04/15/12                                     250,000                 283,561
                                                                            1,402,494
OIL-FIELD SERVICES (0.32%)
 Halliburton /1/
  3.57%; 10/17/05                                     925,000                 932,502
PAPER & RELATED PRODUCTS (0.80%)
 Abitibi-Consolidated
  8.30%; 08/01/05                                     335,000                 342,538
 International Paper
  3.80%; 04/01/08                                     420,000                 418,274
  5.85%; 10/30/12                                     210,000                 223,760
  6.75%; 09/01/11                                      45,000                  50,451
 Neenah Paper /2/
  7.38%; 11/15/14                                     150,000                 152,250
 Norske Skog /2/
  7.63%; 10/15/11                                     500,000                 572,543
 Sappi Papier Holding /2/
  6.75%; 06/15/12                                     150,000                 166,666
 Smurfit Capital Funding
  6.75%; 11/20/05                                     350,000                 357,000
                                                                            2,283,482
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PETROCHEMICALS (0.13%)
 Braskem /2/
  11.75%; 01/22/14                             $      315,000            $    370,125
PHYSICAL THERAPY & REHABILITATION CENTERS (0.06%)
 HealthSouth
  7.63%; 06/01/12                                     180,000                 180,900
PIPELINES (0.78%)
 Buckeye Partners
  4.63%; 07/15/13                                     325,000                 316,620
 Duke Capital
  4.37%; 03/01/09                                     170,000                 171,106
 Duke Energy Field Services
  7.88%; 08/16/10                                     500,000                 583,157
 Enbridge Energy Partners
  4.00%; 01/15/09                                     105,000                 103,437
 National Fuel Gas
  5.25%; 03/01/13                                     190,000                 193,156
 PG&E Gas Transmission
  7.10%; 06/01/05                                     550,000                 558,687
 TEPPCO Partners
  6.13%; 02/01/13                                      50,000                  53,285
 Texas Eastern Transmission
  5.25%; 07/15/07                                     240,000                 248,234
                                                                            2,227,682
PRINTING-COMMERCIAL (0.05%)
 Cadmus Communications
  8.38%; 06/15/14                                     125,000                 136,094
PROPERTY & CASUALTY INSURANCE (1.58%)
 ACE
  6.00%; 04/01/07                                     200,000                 208,637
 ACE INA Holdings
  5.88%; 06/15/14                                     170,000                 174,160
 Arch Capital Group
  7.35%; 05/01/34                                     455,000                 485,105
 Infinity Property & Casualty
  5.50%; 02/18/14                                     400,000                 395,183
 Markel
  6.80%; 02/15/13                                     400,000                 431,810
 St. Paul
  5.75%; 03/15/07                                     575,000                 598,221
 W.R. Berkley
  5.13%; 09/30/10                                     655,000                 662,277
  5.88%; 02/15/13                                     160,000                 164,251
 XL Capital
  5.25%; 09/15/14 /3/                                 805,000                 806,729
  6.50%; 01/15/12                                     550,000                 601,993
                                                                            4,528,366
PUBLISHING-BOOKS (0.14%)
 Reed Elsevier Capital
  6.13%; 08/01/06                                     385,000                 399,174
QUARRYING (0.06%)
 Compass Minerals International /1/ /4/
  0.00%; 06/01/13                                     200,000                 162,000
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RACETRACKS (0.12%)
 Penn National Gaming
  11.13%; 03/01/08                             $      325,000            $    346,938
RECREATIONAL CENTERS (0.14%)
 AMF Bowling Worldwide
  10.00%; 03/01/10                                    225,000                 240,188
 Town Sports International
  9.63%; 04/15/11                                     160,000                 168,400
                                                                              408,588
REGIONAL BANKS (1.22%)
 Bank One
  7.63%; 08/01/05                                     750,000                 770,496
 KeyCorp
  4.63%; 05/16/05                                     450,000                 453,065
 PNC Funding
  5.75%; 08/01/06                                     750,000                 777,784
 SunTrust Banks
  5.05%; 07/01/07                                     260,000                 268,892
 Wachovia
  5.25%; 08/01/14                                     200,000                 204,981
  5.63%; 12/15/08                                     600,000                 638,440
  6.38%; 02/01/09                                     150,000                 162,958
 Wells Fargo
  3.12%; 08/15/08                                     225,000                 218,958
                                                                            3,495,574
REINSURANCE (0.19%)
 Endurance Specialty Holdings
  7.00%; 07/15/34                                     525,000                 540,591
RENTAL-AUTO & EQUIPMENT (0.13%)
 NationsRent
  9.50%; 10/15/10                                     200,000                 224,000
 United Rentals
  6.50%; 02/15/12                                     150,000                 146,250
                                                                              370,250
RETAIL-APPAREL & SHOE (0.03%)
 Mothers Work
  11.25%; 08/01/10                                    100,000                  97,000
RETAIL-ARTS & CRAFTS (0.12%)
 Michaels Stores
  9.25%; 07/01/09                                     325,000                 348,260
RETAIL-AUTO PARTS (0.05%)
 PEP Boys-Manny, Moe & Jack
  7.50%; 12/15/14                                     140,000                 141,925
RETAIL-AUTOMOBILE (0.09%)
 Asbury Automotive Group
  9.00%; 06/15/12                                     100,000                 105,000
 Group 1 Automotive
  8.25%; 08/15/13                                     150,000                 159,375
                                                                              264,375
RETAIL-DRUG STORE (0.12%)
 Duane Reade /2/
  9.75%; 08/01/11                                     175,000                 159,250
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RETAIL-DRUG STORE (CONTINUED)
 Rite Aid
  12.50%; 09/15/06                             $      175,000            $    196,875
                                                                              356,125
RETAIL-JEWELRY (0.05%)
 Finlay Fine Jewelry
  8.38%; 06/01/12                                     125,000                 135,000
RETAIL-PROPANE DISTRIBUTION (0.09%)
 AmeriGas Partners
  8.88%; 05/20/11                                     125,000                 136,250
 Star Gas Partners /2/
  10.25%; 02/15/13                                    100,000                 109,500
                                                                              245,750
RETAIL-RESTAURANTS (0.07%)
 VICORP Restaurants
  10.50%; 04/15/11                                    200,000                 201,000
RETAIL-TOY STORE (0.07%)
 Toys R Us
  7.88%; 04/15/13                                     200,000                 198,500
SAVINGS & LOANS-THRIFTS (0.40%)
 Washington Mutual
  3.81%; 06/25/34                                     505,000                 497,091
  3.97%; 03/25/33                                     552,000                 550,954
  5.50%; 01/15/13                                     100,000                 103,271
                                                                            1,151,316
SEMICONDUCTOR EQUIPMENT (0.14%)
 Amkor Technology
  7.75%; 05/15/13                                     200,000                 188,000
 MagnaChip Semiconductor /1/ /2/
  5.76%; 12/15/11                                     200,000                 205,500
                                                                              393,500
SOVEREIGN (0.73%)
 Mexico Government
  2.75%; 01/13/09 /1/                                 385,000                 390,198
  8.30%; 08/15/31                                     315,000                 369,180
  8.38%; 01/14/11                                     865,000               1,015,942
 South Africa Government
  6.50%; 06/02/14                                     280,000                 306,600
                                                                            2,081,920
SPECIAL PURPOSE ENTITY (0.45%)
 Altra Industrial Motion /2/
  9.00%; 12/01/11                                     150,000                 152,250
 Borden US Finance/Nova Scotia Finance
  /2/
  9.00%; 07/15/14                                     100,000                 111,000
 Da-Lite Screen
  9.50%; 05/15/11                                     150,000                 165,000
 Farmers Exchange Capital /2/
  7.05%; 07/15/28                                     250,000                 256,071
 Fondo Latinoamericano de Reservas /2/
  3.00%; 08/01/06                                     300,000                 298,577
 K&F Acquisition /2/
  7.75%; 11/15/14                                     100,000                 103,250
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SPECIAL PURPOSE ENTITY (CONTINUED)
 Sheridan Acquisition
  10.25%; 08/15/11                             $      200,000            $    218,750
                                                                            1,304,898
STEEL-SPECIALTY (0.17%)
 CSN Islands VIII /2/
  9.75%; 12/16/13                                     450,000                 481,500
SUPRANATIONAL BANK (0.23%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                     345,000                 346,301
  6.88%; 03/15/12                                     270,000                 303,423
                                                                              649,724
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.09%)
 Corning
  8.30%; 04/04/25                                     235,000                 247,315
TELEPHONE-INTEGRATED (2.65%)
 BellSouth
  4.75%; 11/15/12                                     325,000                 326,995
 British Telecommunications /1/
  7.88%; 12/15/05                                   1,460,000               1,522,764
 Deutsche Telekom International Finance
  /1/
  8.50%; 06/15/10                                     560,000                 667,169
 France Telecom /1/
  8.50%; 03/01/11                                     460,000                 548,735
 MCI
  6.69%; 05/01/09                                     100,000                 103,500
  6.91%; 05/01/07                                     220,000                 225,225
 Northwestern Bell Telephone
  6.25%; 01/01/07                                     250,000                 259,375
 SBC Communications
  4.13%; 09/15/09                                     290,000                 289,471
  6.15%; 09/15/34                                     130,000                 133,884
 Sprint Capital
  6.88%; 11/15/28                                     485,000                 530,972
  6.90%; 05/01/19                                     110,000                 123,056
  8.75%; 03/15/32                                     220,000                 293,108
 Telecom Italia Capital
  4.00%; 01/15/10 /2/                               1,500,000               1,470,732
  5.25%; 11/15/13                                     340,000                 343,650
  6.38%; 11/15/33                                     155,000                 159,371
 Telefonos de Mexico
  4.50%; 11/19/08                                     170,000                 171,133
  8.25%; 01/26/06                                     400,000                 419,935
                                                                            7,589,075
TELEVISION (0.10%)
 LIN Television
  8.00%; 01/15/08                                     280,000                 292,250
TEXTILE-HOME FURNISHINGS (0.05%)
 Mohawk Industries
  6.50%; 04/15/07                                     135,000                 143,434
THEATERS (0.05%)
 Cinemark /1/ /4/
  0.00%; 03/15/14                                     200,000                 151,000
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TRANSPORT-RAIL (0.04%)
 Union Pacific
  4.70%; 01/02/24                              $      115,000            $    112,125
TRANSPORT-SERVICES (0.18%)
 CHC Helicopter
  7.38%; 05/01/14                                     150,000                 158,250
 FedEx
  2.29%; 04/01/05                                     230,000                 230,120
  3.50%; 04/01/09                                     145,000                 141,973
                                                                              530,343
VITAMINS & NUTRITION PRODUCTS (0.20%)
 Leiner Health Products
  11.00%; 06/01/12                                    150,000                 163,875
 NBTY
  8.63%; 09/15/07                                     250,000                 253,750
 WH Holdings/WH Capital
  9.50%; 04/01/11                                     150,000                 165,000
                                                                              582,625
WIRE & CABLE PRODUCTS (0.07%)
 Superior Essex Communications
  9.00%; 04/15/12                                     200,000                 206,000
WIRELESS EQUIPMENT (0.17%)
 Crown Castle International
  10.75%; 08/01/11                                    300,000                 325,500
 SBA Telecommunications /1/ /4/
  0.00%; 12/15/11                                     200,000                 168,500
                                                                              494,000
                                                 TOTAL BONDS              150,750,049

                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (11.88%)
5.00%; 12/01/17                                     1,154,471               1,173,739
5.00%; 01/01/18                                     3,487,336               3,545,540
5.00%; 05/01/18                                     2,694,364               2,738,396
5.00%; 01/01/20 /5/                                 2,750,000               2,791,250
5.00%; 06/01/34                                     2,447,382               2,432,013
5.00%; 06/01/34                                     2,475,077               2,459,534
5.00%; 01/01/35 /5/                                 2,600,000               2,581,311
5.50%; 03/01/09                                       151,257                 154,560
5.50%; 09/01/17                                       371,404                 384,081
5.50%; 02/01/18                                       875,755                 905,645
5.50%; 06/01/24                                     4,764,759               4,873,310
5.50%; 03/01/33                                     2,639,213               2,683,594
5.50%; 04/01/33                                     2,785,777               2,832,623
6.00%; 03/01/31                                       241,631                 249,952
6.00%; 04/01/31                                        34,448                  35,634
6.00%; 06/01/32                                       663,159                 685,999
6.00%; 10/01/32                                       502,209                 519,505
6.50%; 04/01/16                                       127,208                 134,755
6.50%; 03/01/19                                       390,675                 412,762
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
6.50%; 03/01/29                                $       85,739            $     90,139
6.50%; 05/01/29                                       126,963                 133,419
6.50%; 04/01/31                                        85,830                  90,146
6.50%; 02/01/32                                       149,616                 157,141
6.50%; 05/01/32                                       394,779                 414,535
6.50%; 05/01/32                                       116,978                 122,832
7.00%; 12/01/29                                       319,188                 338,577
7.00%; 06/01/30                                        24,813                  26,306
7.00%; 12/01/30                                        28,438                  30,149
7.00%; 01/01/31                                        63,252                  67,058
7.00%; 01/01/31                                        19,984                  21,187
7.00%; 02/01/31                                        35,119                  37,233
7.00%; 06/01/31                                        32,218                  34,146
7.00%; 12/01/31                                       362,317                 383,995
7.50%; 04/01/30                                        90,694                  97,210
7.50%; 09/01/30                                        68,904                  73,854
7.50%; 03/01/31                                       223,268                 239,308
8.00%; 09/01/30                                        95,882                 103,905
                                    TOTAL FHLMC CERTIFICATES               34,055,343

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (12.74%)
4.50%; 07/01/10                                       119,448                 120,328
4.50%; 05/01/18                                     4,610,870               4,606,572
4.50%; 01/01/35 /5/                                 1,500,000               1,449,375
5.00%; 06/01/18                                     2,212,592               2,250,122
5.50%; 06/01/19                                       473,804                 489,986
5.50%; 07/01/19                                       386,633                 399,838
5.50%; 07/01/19                                       156,725                 162,078
5.50%; 08/01/19                                       467,891                 483,871
5.50%; 08/01/19                                        76,856                  79,481
5.50%; 10/01/19                                       975,334               1,008,645
5.50%; 10/01/19                                       750,364                 775,992
5.50%; 12/01/22                                       855,090                 875,243
5.50%; 07/01/33                                     5,087,442               5,169,253
5.50%; 09/01/33                                     4,398,376               4,469,106
5.50%; 01/01/35 /5/                                 3,000,000               3,045,000
6.00%; 05/01/09                                       175,876                 183,155
6.00%; 07/01/09                                       291,423                 306,652
6.00%; 07/01/09                                       198,127                 206,327
6.00%; 05/01/31                                        99,385                 102,906
6.00%; 08/01/32                                        46,888                  48,548
6.00%; 10/01/33                                       414,708                 429,010
6.00%; 11/01/33                                     1,551,206               1,604,703
6.00%; 12/01/33                                     1,409,961               1,458,588
6.00%; 01/01/35 /5/                                 4,000,000               4,135,000
6.50%; 12/01/10                                       131,695                 140,482
6.50%; 02/01/11                                       386,902                 412,714
6.50%; 08/01/31                                       317,747                 333,562
6.50%; 03/01/32                                       128,125                 134,503
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
6.50%; 04/01/32                                $      229,296            $    240,710
6.50%; 09/01/32                                       682,598                 716,469
7.00%; 09/01/31                                       103,115                 109,312
7.00%; 02/01/32                                       131,357                 139,248
7.00%; 05/01/32                                       398,272                 422,198
                                     TOTAL FNMA CERTIFICATES               36,508,977

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (4.13%)
5.50%; 12/15/31                                       347,254                 355,359
5.50%; 12/20/33                                     2,283,245               2,332,029
6.00%; 07/20/28                                       321,057                 333,532
6.00%; 11/20/28                                       405,780                 421,547
6.00%; 01/20/29                                       431,039                 447,446
6.00%; 07/20/29                                        82,840                  85,993
6.00%; 12/15/33                                       358,826                 372,131
6.50%; 03/20/28                                        72,256                  76,048
6.50%; 05/20/29                                        61,055                  64,217
6.50%; 09/15/31                                     1,006,279               1,060,208
6.50%; 10/15/31                                       200,830                 211,593
6.50%; 10/20/31                                     1,456,189               1,531,040
6.50%; 04/15/32                                       156,029                 164,392
6.50%; 12/15/32                                     3,471,522               3,657,609
7.00%; 03/15/31                                       164,603                 174,954
7.50%; 05/15/29                                       415,092                 445,914
8.00%; 12/15/30                                        99,889                 108,446
                                     TOTAL GNMA CERTIFICATES               11,842,458

                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
TREASURY BONDS (14.65%)
 U.S. Treasury
  3.63%; 07/15/09                                   2,725,000               2,732,878
  4.00%; 02/15/14                                   2,725,000               2,687,425
  4.75%; 05/15/14                                   1,250,000               1,302,636
  4.88%; 02/15/12                                   3,850,000               4,069,269
  5.00%; 02/15/11                                   3,200,000               3,404,125
  5.38%; 02/15/31                                   2,380,000               2,573,560
  6.00%; 02/15/26                                     500,000                 572,754
  6.25%; 08/15/23                                   2,755,000               3,225,394
  6.25%; 05/15/30                                   3,165,000               3,784,030
  6.75%; 08/15/26                                     750,000                 935,508
  7.50%; 11/15/16                                   1,990,000               2,543,081
  8.00%; 11/15/21                                     565,000                 775,573
 U.S. Treasury Inflation-Indexed
  Obligations
  2.00%; 01/15/14                                   1,368,924               1,416,836
  3.38%; 01/15/07                                   4,729,272               5,008,781
  3.63%; 01/15/08                                   3,190,428               3,475,199
  4.25%; 01/15/10                                   3,006,823               3,487,797
                                        TOTAL TREASURY BONDS               41,994,846
                                                 Principal
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (8.05%)
FINANCE-CREDIT CARD (4.06%)
 American Express Credit
  2.10%; 01/06/05                                 $11,650,000            $ 11,646,602
MONEY CENTER BANKS (3.99%)


 Investment in Joint Trading Account;
  Citicorp
  2.00%; 01/03/05                                  11,443,036              11,443,036
                                      TOTAL COMMERCIAL PAPER               23,089,638



                                                  Maturity
                                                   Amount                    Value
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.77%)
 Deutsche Bank Securities; 2.20%; dated
  12/31/04 maturing 01/03/05
  (collateralized by FNMA; $2,247,407;
  11/15/24) /6/                                 $   2,203,744            $  2,203,340
                                 TOTAL REPURCHASE AGREEMENTS                2,203,340
                                                                         ------------

                       TOTAL PORTFOLIO INVESTMENTS (104.80%)              300,444,651
LIABILITIES, NET OF CASH AND RECEIVABLES (-4.80%)                         (13,760,161)
                                  TOTAL NET ASSETS (100.00%)             $286,684,490
                                                                         ---------------


/1 /Variable rate.
/2 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $19,808,022 or 6.91% of net assets.
/3 /Security or a portion of the security was on loan at the end of the period. /4 /Non-income producing security.
/5 /Security or a portion of the security was purchased in a "to-be-announced"
  ("TBA") transaction. See Notes to Financial Statements.
/6 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  5,524,395
Unrealized Depreciation                        (1,482,716)
                                             ------------
Net Unrealized Appreciation (Depreciation)      4,041,679
Cost for federal income tax purposes         $296,402,972

                                                Notional     Unrealized
                 Description                     Amount      Gain (Loss)
-------------------------------------------------------------------------
SWAP AGREEMENTS
TOTAL RETURN SWAPS
Receive a monthly return equal to the Lehman   $10,000,000     $54,611
ERISA Eligible CMBS Index and pay monthly a
floating rate based on 1-month LIBOR less 5
basis points with Morgan Stanley. Expires
February 2005.

Receive a monthly return equal to a 30-year      4,000,000      (11,601)
5.0% FHLMC and pay monthly a floating rate
based on 1-month LIBOR less 42 basis points
with Merrill Lynch. Expires March 2005

Receive a monthly return equal to a 30-year      4,000,000      (9,132)
5.0% FNMA and pay monthly a floating rate
based on 1-month LIBOR less 17 basis points
with Merrill Lynch. Expires March 2005



                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                               Value                 Percentage of
                                                             Total Value
-------------------------------------------------------------------------------
 Mortgage Securities                $ 90,010,345                 29.96%
 Financial                            62,995,057                 20.96
 Government                           56,611,272                 18.84
 Communications                       21,023,466                  7.00
 Asset Backed Securities              14,927,193                  4.97
 Utilities                            10,732,240                  3.57
 Energy                               10,324,405                  3.44
 Consumer, Cyclical                    9,322,808                  3.10
 Consumer, Non-cyclical                8,937,978                  2.97
 Basic Materials                       6,886,015                  2.29
 Industrial                            5,895,612                  1.96
 Technology                            2,589,663                  0.86
 Diversified                             188,597                  0.06
 Swap Agreements                          33,878                  0.02
                    TOTAL           $300,478,529                100.00%
                                   ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             CAPITAL VALUE ACCOUNT

                               DECEMBER 31, 2004

                                            Shares

                                            Held                               Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (98.19%)

                                                                                          -----
AEROSPACE & DEFENSE (0.89%)
                                                                            $
 Northrop Grumman                                         43,380               2,358,137
AEROSPACE & DEFENSE EQUIPMENT (2.40%)
 DRS Technologies /1/                                     18,600                 794,406
 General Dynamics                                         24,210               2,532,366
 United Technologies                                      29,430               3,041,591
                                                                               6,368,363
AIRLINES (0.41%)
 ExpressJet Holdings /1/                                  84,600               1,089,648
APPAREL MANUFACTURERS (0.32%)
 Polo Ralph Lauren                                        20,200                 860,520
APPLICATIONS SOFTWARE (1.06%)
 Microsoft                                               104,900               2,801,879
ATHLETIC FOOTWEAR (0.55%)
 Nike                                                     16,000               1,451,040
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.53%)
 Paccar                                                   17,475               1,406,388
BEVERAGES-WINE & SPIRITS (0.57%)
 Brown-Forman                                             31,000               1,509,080
BUILDING-RESIDENTIAL & COMMERCIAL (1.08%)
 MDC Holdings                                             15,300               1,322,532
 Pulte                                                    24,060               1,535,028
                                                                               2,857,560
CABLE TV (1.17%)
 Comcast /1/                                              65,500               2,179,840
 Liberty Media International /1/                          19,800                 915,354
                                                                               3,095,194
CELLULAR TELECOMMUNICATIONS (0.31%)
 Western Wireless /1/                                     28,100                 823,330
CHEMICALS-SPECIALTY (1.69%)
 Cabot                                                    39,500               1,527,860
 Eastman Chemical                                         18,500               1,068,005
 Sigma-Aldrich                                            31,500               1,904,490
                                                                               4,500,355
COAL (0.39%)
 Peabody Energy                                           12,790               1,034,839
COMMERCIAL BANKS (2.26%)
 BB&T                                                     42,300               1,778,715
 Marshall & Ilsley                                        55,400               2,448,680
 UnionBanCal                                              27,540               1,775,779
                                                                               6,003,174
COMPUTER AIDED DESIGN (0.57%)
 Autodesk                                                 39,700               1,506,615
COMPUTERS (1.18%)
 International Business Machines                          31,690               3,124,000
COMPUTERS-INTEGRATED SYSTEMS (0.63%)
 Brocade Communications Systems /1/                      108,500                 828,940
 NCR /1/                                                  12,300                 851,529
                                                                               1,680,469
                                            Shares

                                            Held                               Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-MEMORY DEVICES (0.61%)
                                                                            $
 EMC /1/                                                 108,600               1,614,882
CONSUMER PRODUCTS-MISCELLANEOUS (0.51%)
 Scotts /1/                                               18,600               1,367,472
CONTAINERS-METAL & GLASS (0.64%)
 Ball                                                     38,690               1,701,586
COSMETICS & TOILETRIES (1.13%)
 Gillette                                                 32,500               1,455,350
 Procter & Gamble                                         28,260               1,556,561
                                                                               3,011,911
DIRECT MARKETING (0.51%)
 Harte-Hanks                                              51,700               1,343,166
DIVERSIFIED MANUFACTURING OPERATIONS (4.61%)
 Eaton                                                    18,700               1,353,132
 General Electric                                        298,596              10,898,754
                                                                              12,251,886
ELECTRIC PRODUCTS-MISCELLANEOUS (0.66%)
 Emerson Electric                                         25,100               1,759,510
ELECTRIC-INTEGRATED (3.58%)
 Constellation Energy Group                               30,600               1,337,526
 Edison International                                     74,800               2,395,844
 Exelon                                                   46,740               2,059,832
 PPL                                                      20,250               1,078,920
 TXU                                                      40,860               2,637,922
                                                                               9,510,044
ELECTRONIC CONNECTORS (0.50%)
 Amphenol /1/                                             36,200               1,329,988
ELECTRONIC MEASUREMENT INSTRUMENTS (0.29%)
 Tektronix                                                25,400                 767,334
ENGINES-INTERNAL COMBUSTION (0.48%)
 Cummins Engine                                           15,120               1,266,905
ENTERPRISE SOFTWARE & SERVICE (0.54%)
 Oracle /1/                                              105,000               1,440,600
FINANCE-AUTO LOANS (0.30%)
 WFS Financial /1/                                        15,600                 792,168
FINANCE-COMMERCIAL (0.69%)
 CIT Group                                                40,096               1,837,199
FINANCE-CREDIT CARD (1.49%)
 Capital One Financial                                    22,900               1,928,409
 MBNA                                                     72,200               2,035,318
                                                                               3,963,727
FINANCE-INVESTMENT BANKER & BROKER (7.14%)
 Bear Stearns                                             17,450               1,785,309
 Citigroup /2/                                           162,760               7,841,777
 Goldman Sachs Group                                      30,760               3,200,270
 Lehman Brothers Holdings                                 35,297               3,087,782
 Merrill Lynch                                            22,260               1,330,480
 Morgan Stanley                                           31,140               1,728,893
                                                                              18,974,511
                                            Shares

                                            Held                               Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCIAL GUARANTEE INSURANCE (1.21%)
                                                                            $
 MGIC Investment                                          27,370               1,886,067
 Radian Group                                             24,900               1,325,676
                                                                               3,211,743
FOOD-FLOUR & GRAIN (0.95%)
 Archer Daniels Midland                                  112,700               2,514,337
GARDEN PRODUCTS (0.44%)
 Toro                                                     14,300               1,163,305
GAS-DISTRIBUTION (1.11%)
 Energen                                                  23,600               1,391,220
 ONEOK                                                    55,200               1,568,784
                                                                               2,960,004
HOTELS & MOTELS (0.52%)
 Starwood Hotels & Resorts Worldwide                      23,500               1,372,400
HUMAN RESOURCES (0.51%)
 Robert Half International                                46,426               1,366,317
INDUSTRIAL GASES (0.71%)
 Air Products & Chemicals                                 32,700               1,895,619
INSTRUMENTS-SCIENTIFIC (0.32%)
 Applied Biosystems Group                                 40,600                 848,946
INTERNET FINANCIAL SERVICES (0.45%)
 IndyMac Bancorp                                          34,500               1,188,525
INTERNET SECURITY (0.37%)
 Symantec /1/                                             38,000                 978,880
LIFE & HEALTH INSURANCE (0.60%)
 UnumProvident                                            88,600               1,589,484
MACHINERY TOOLS & RELATED PRODUCTS (0.52%)
 Lincoln Electric Holdings                                39,980               1,380,909
MACHINERY-FARM (0.68%)
 Deere                                                    24,200               1,800,480
MEDICAL PRODUCTS (0.49%)
 Zimmer Holdings /1/                                      16,220               1,299,546
MEDICAL-BIOMEDICAL/GENE (0.34%)
 Affymetrix /1/                                           24,540                 896,937
MEDICAL-HMO (0.58%)
 Aetna                                                    12,450               1,553,138
METAL-ALUMINUM (0.53%)
 Century Aluminum /1/                                     53,120               1,394,931
MISCELLANEOUS INVESTING (2.81%)
 Archstone-Smith Trust                                    30,840               1,181,172
 CenterPoint Properties Trust                             24,100               1,154,149
 Kimco Realty                                             22,700               1,316,373
 Prologis Trust                                           27,800               1,204,574
 Simon Property Group                                     27,500               1,778,425
 Ventas                                                   30,300                 830,523
                                                                               7,465,216
MONEY CENTER BANKS (4.96%)
 Bank of America /2/                                     156,830               7,369,442
                                            Shares

                                            Held                               Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MONEY CENTER BANKS (CONTINUED)
                                                                            $
 JP Morgan Chase                                         148,550               5,794,935
                                                                              13,164,377
MULTI-LINE INSURANCE (3.36%)
 American International Group                             45,460               2,985,358
 Cigna                                                    17,500               1,427,475
 Hartford Financial Services Group                        36,400               2,522,884
 MetLife                                                  49,360               1,999,574
                                                                               8,935,291
MULTIMEDIA (3.13%)
 McGraw-Hill                                              16,100               1,473,794
 Time Warner /1/                                         210,280               4,087,843
 Walt Disney                                              98,900               2,749,420
                                                                               8,311,057
NETWORKING PRODUCTS (0.30%)
 Network Appliance /1/                                    23,700                 787,314
OIL COMPANY-EXPLORATION & PRODUCTION (2.13%)
 Apache                                                   48,940               2,474,896
 Burlington Resources                                     34,400               1,496,400
 Devon Energy                                             43,260               1,683,679
                                                                               5,654,975
OIL COMPANY-INTEGRATED (8.36%)
 ChevronTexaco                                            78,680               4,131,487
 ConocoPhillips                                           37,912               3,291,899
 Exxon Mobil /2/                                         233,385              11,963,315
 Occidental Petroleum                                     48,116               2,808,050
                                                                              22,194,751
OIL REFINING & MARKETING (0.50%)
 Valero Energy                                            29,400               1,334,760
OPTICAL SUPPLIES (0.65%)
 Bausch & Lomb                                            26,680               1,719,793
PAPER & RELATED PRODUCTS (0.71%)
 Georgia-Pacific                                          50,630               1,897,612
PIPELINES (0.49%)
 Questar                                                  25,582               1,303,659
POULTRY (0.31%)
 Pilgrims Pride                                           26,700                 819,156
PROPERTY & CASUALTY INSURANCE (1.32%)
 Chubb                                                    20,700               1,591,830
 State Auto Financial                                     25,500                 659,175
 W.R. Berkley                                             26,800               1,264,156
                                                                               3,515,161
RECYCLING (0.41%)
 Metal Management /1/                                     40,629               1,091,701
REGIONAL BANKS (6.02%)
 Comerica                                                 12,400                 756,648
 Huntington Bancshares                                    54,860               1,359,431
 KeyCorp                                                  68,400               2,318,760
 National City                                            48,200               1,809,910
 SunTrust Banks                                           38,900               2,873,932
 U.S. Bancorp                                             26,300                 823,716
                                            Shares

                                            Held                               Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REGIONAL BANKS (CONTINUED)
                                                                            $
 Wachovia                                                 59,494               3,129,384
 Wells Fargo                                              47,020               2,922,293
                                                                              15,994,074
RETAIL-APPAREL & SHOE (0.52%)
 Nordstrom                                                29,800               1,392,554
RETAIL-MAJOR DEPARTMENT STORE (0.68%)
 J.C. Penney                                              43,800               1,813,320
RETAIL-REGIONAL DEPARTMENT STORE (0.37%)
 Neiman Marcus Group                                      13,620                 974,375
RETAIL-RESTAURANTS (1.85%)
 McDonald's                                              111,940               3,588,796
 Yum! Brands                                              28,210               1,330,948
                                                                               4,919,744
TELECOMMUNICATION SERVICES (0.44%)
 PTEK Holdings /1/                                       108,800               1,165,248
TELEPHONE-INTEGRATED (4.84%)
 AT&T                                                    104,400               1,989,864
 SBC Communications                                      122,730               3,162,752
 Sprint                                                   94,700               2,353,295
 Verizon Communications                                  132,192               5,355,098
                                                                              12,861,009
TOBACCO (2.51%)
 Altria Group                                             55,074               3,365,021
 Loews - Carolina Group                                   47,600               1,378,020
 Reynolds American                                        24,300               1,909,980
                                                                               6,653,021
TRANSPORT-AIR FREIGHT (0.69%)
 CNF                                                      36,400               1,823,640
TRANSPORT-RAIL (0.81%)
 Burlington Northern Santa Fe                             45,600               2,157,336
                                            TOTAL COMMON STOCKS              260,768,125

                                            Principal

                                            Amount                             Value

-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.64%)
MONEY CENTER BANKS (1.64%)
 Investment in Joint Trading Account;
  Citicorp
                                                       $                    $
  2.00%; 01/03/05                                      4,351,720               4,351,720
                                         TOTAL COMMERCIAL PAPER                4,351,720
                                                                            ------------

                           TOTAL PORTFOLIO INVESTMENTS (99.83%)              265,119,845
CASH AND RECEIVABLES, NET OF LIABILITIES (0.17%)                                 459,801
                                     TOTAL NET ASSETS (100.00%)             $265,579,646
                                                                            --------------



   Contract                    Opening       Current      Unrealized
     Type        Commitment  Market Value  Market Value   Gain(Loss)
---------------------------------------------------------------------
FUTURES CONTRACTS
12 Russell 1000    Buy        $3,875,085    $3,911,700      $36,615
March, 2005
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $19,615,000 or 7.39% of net assets.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 36,715,427
Unrealized Depreciation                          (722,257)
                                             ------------
Net Unrealized Appreciation (Depreciation)     35,993,170
Cost for federal income tax purposes         $229,126,675


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                 Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Financial                         $ 90,986,370                 33.82%
 Industrial                          36,906,721                 13.72
 Energy                              31,522,983                 11.72
 Communications                      28,577,884                 10.62
 Consumer, Non-cyclical              22,710,708                  8.44
 Consumer, Cyclical                  19,300,854                  7.17
 Technology                          12,955,759                  4.82
 Utilities                           12,470,047                  4.64
 Basic Materials                      9,688,519                  3.60
 Futures Contracts                    3,911,700                  1.45
                   TOTAL           $269,031,545                100.00%
                                  ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             EQUITY GROWTH ACCOUNT

                               DECEMBER 31, 2004

                                  Shares

                                  Held                                 Value

---------------------------------------------------------------------------------------
COMMON STOCKS (99.03%)
AGRICULTURAL OPERATIONS (0.65%)
                                                                   $
 Monsanto                                        32,800               1,822,040
AIRLINES (0.75%)
 Southwest Airlines                             128,800               2,096,864
APPLICATIONS SOFTWARE (5.96%)
 Mercury Interactive /1/ /2/                     41,100               1,872,105
 Microsoft                                      454,600              12,142,366
 Red Hat /1/                                    202,800               2,707,380
                                                                     16,721,851
BROADCASTING SERVICES & PROGRAMMING (2.41%)
 Fox Entertainment Group /1/                    120,000               3,751,200
 Liberty Media /1/                              275,800               3,028,284
                                                                      6,779,484
CABLE TV (1.58%)
 Rogers Communications                          169,700               4,437,655
CASINO SERVICES (2.82%)
 International Game Technology                  230,000               7,907,400
CELLULAR TELECOMMUNICATIONS (2.76%)
 Nextel Communications /1/                      173,400               5,202,000
 Nextel Partners /1/                            130,300               2,546,062
                                                                      7,748,062
COMPUTER SERVICES (1.27%)
 Affiliated Computer Services
  /1/                                            59,200               3,563,248
COMPUTERS-INTEGRATED SYSTEMS (3.06%)
 Dell /1/                                       203,700               8,583,918
CONSULTING SERVICES (1.68%)
 Accenture /1/                                  174,500               4,711,500
CRUISE LINES (1.55%)
 Carnival /2/                                    75,700               4,362,591
DIVERSIFIED MANUFACTURING OPERATIONS (7.92%)
 Danaher                                         92,500               5,310,425
 General Electric                               323,700              11,815,050
 Tyco International                             142,800               5,103,672
                                                                     22,229,147
E-COMMERCE-SERVICES (2.80%)
 eBay /1/                                        30,100               3,500,028
 InterActiveCorp /1/ /2/                        158,100               4,366,722
                                                                      7,866,750
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.12%)
 Intel                                          273,000               6,385,470
 Xilinx                                         174,700               5,179,855
                                                                     11,565,325
ENTERPRISE SOFTWARE & SERVICE (1.42%)
 Oracle /1/                                     291,100               3,993,892
FIDUCIARY BANKS (3.07%)
 State Street                                   175,200               8,605,824
FINANCE-CONSUMER LOANS (1.82%)
 SLM                                             95,600               5,104,084
                                  Shares

                                  Held                                 Value

---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-CREDIT CARD (1.53%)
                                                                   $
 American Express                                76,300               4,301,031
FINANCE-INVESTMENT BANKER & BROKER (4.32%)
 Citigroup                                      171,200               8,248,416
 Morgan Stanley                                  69,800               3,875,296
                                                                     12,123,712
FOOD-WHOLESALE & DISTRIBUTION (1.64%)
 Sysco                                          120,600               4,603,302
INTERNET BROKERS (1.98%)
 Ameritrade Holding /1/                         391,800               5,571,396
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.23%)
 Franklin Resources                              49,600               3,454,640
MEDICAL INSTRUMENTS (1.30%)
 Medtronic                                       73,600               3,655,712
MEDICAL-BIOMEDICAL/GENE (3.26%)
 Amgen /1/                                       74,700               4,792,005
 Biogen Idec /1/                                 65,300               4,349,633
                                                                      9,141,638
MEDICAL-DRUGS (1.33%)
 Elan /1/ /2/                                   136,600               3,722,350
MEDICAL-HMO (5.93%)
 UnitedHealth Group                             110,400               9,718,512
 WellPoint /1/                                   60,300               6,934,500
                                                                     16,653,012
MULTI-LINE INSURANCE (2.08%)
 American International Group                    88,800               5,831,496
MULTIMEDIA (1.13%)
 E.W. Scripps                                    65,600               3,167,168
NETWORKING PRODUCTS (2.83%)
 Cisco Systems /1/                              193,200               3,728,760
 Juniper Networks /1/                           154,800               4,209,012
                                                                      7,937,772
OIL & GAS DRILLING (2.06%)
 Transocean Sedco Forex /1/                     136,600               5,790,474
OIL-FIELD SERVICES (0.92%)
 Schlumberger                                    38,500               2,577,575
RETAIL-BUILDING PRODUCTS (0.94%)
 Home Depot                                      62,100               2,654,154
RETAIL-CONSUMER ELECTRONICS (1.41%)
 Best Buy                                        66,600               3,957,372
RETAIL-DISCOUNT (3.93%)
 Target                                          78,400               4,071,312
 Wal-Mart Stores                                132,000               6,972,240
                                                                     11,043,552
RETAIL-DRUG STORE (1.14%)
 Walgreen                                        83,400               3,200,058
                                  Shares

                                  Held                                 Value

---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-REGIONAL DEPARTMENT STORE (0.89%)
                                                                   $
 Kohl's /1/                                      50,700               2,492,919
SATELLITE TELECOM (0.94%)
 EchoStar Communications /1/                     79,200               2,632,608
SCHOOLS (1.32%)
 Apollo Group /1/                                45,800               3,696,518
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.61%)
 Analog Devices                                 118,800               4,386,096
 Maxim Integrated Products                       69,300               2,937,627
                                                                      7,323,723
SEMICONDUCTOR EQUIPMENT (1.03%)
 Applied Materials /1/                          169,600               2,900,160
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (1.38%)
 Corning /1/                                    329,200               3,874,684
THERAPEUTICS (1.72%)
 Gilead Sciences /1/                            137,900               4,825,121
TRANSPORT-SERVICES (1.89%)
 United Parcel Service                           62,200               5,315,612
WEB PORTALS (2.65%)
 Google /1/ /2/                                  16,900               3,263,390
 Yahoo /1/                                      110,500               4,163,640
                                                                      7,427,030
                                   TOTAL COMMON STOCKS              277,974,424

                                  Maturity

                                  Amount                               Value

---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (4.22%)
 Deutsche Bank Securities;
  2.20%; dated 12/31/04 maturing
  01/03/05 (collateralized by
  FNMA; $12,099,071; 11/15/24)
  /3/                                       $11,864,009            $ 11,861,834
                           TOTAL REPURCHASE AGREEMENTS               11,861,834
                                                                   ------------

                 TOTAL PORTFOLIO INVESTMENTS (103.25%)              289,836,258
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-3.25%)                                                            (9,136,390)
                            TOTAL NET ASSETS (100.00%)             $280,699,868
                                                                   ---------------

1    Non-income producing security.
2    Security or a portion of the security was on loan at the end of the period.
3    Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:


Unrealized Appreciation                      $ 40,315,886
Unrealized Depreciation                        (4,505,166)
                                             ------------
Net Unrealized Appreciation (Depreciation)     35,810,720
Cost for federal income tax purposes         $254,025,538






                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                 Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Financial                         $ 56,854,017                 19.62%
 Technology                          54,652,117                 18.85
 Consumer, Non-cyclical              52,831,193                 18.23
 Communications                      51,871,213                 17.90
 Consumer, Cyclical                  37,714,910                 13.01
 Industrial                          27,544,759                  9.50
 Energy                               8,368,049                  2.89
                   TOTAL           $289,836,258                100.00%
                                  ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.


                                      149

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             EQUITY INCOME ACCOUNT

                               DECEMBER 31, 2004

                                    Shares

                                    Held                                Value

----------------------------------------------------------------------------------------
COMMON STOCKS (79.41%)
AEROSPACE & DEFENSE (1.19%)
                                                                     $
 Northrop Grumman                                   9,790                532,184
AEROSPACE & DEFENSE EQUIPMENT (0.61%)
 Goodrich                                           8,320                271,565
APPLIANCES (1.19%)
 Whirlpool                                          7,660                530,149
APPLICATIONS SOFTWARE (1.02%)
 Microsoft                                         17,100                456,741
AUTO-CARS & LIGHT TRUCKS (0.91%)
 Ford Motor                                        27,550                403,332
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.16%)
 Autoliv                                           10,700                516,810
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.72%)
 Masco                                              8,830                322,560
CASINO HOTELS (1.13%)
 Harrah's Entertainment                             7,500                501,675
CELLULAR TELECOMMUNICATIONS (1.44%)
 Cosmote Mobile Communications                     11,100                222,694
 Telecom Italia Mobile                             55,900                417,901
                                                                         640,595
COATINGS & PAINT (0.80%)
 RPM                                               18,090                355,649
COMMERCIAL BANKS (1.56%)
 Banco Santander Central Hispano                   35,600                441,794
 Nordea                                            25,190                253,970
                                                                         695,764
COMMERCIAL SERVICE-FINANCE (1.25%)
 Deluxe                                            14,870                555,097
DIVERSIFIED FINANCIAL SERVICES (0.60%)
 RMB Holdings                                      69,700                269,212
DIVERSIFIED MANUFACTURING OPERATIONS (2.68%)
 Eaton                                              4,370                316,213
 General Electric                                  15,000                547,500
 Honeywell International                            9,300                329,313
                                                                       1,193,026
ELECTRIC-INTEGRATED (3.63%)
 Constellation Energy Group                        12,680                554,243
 Duke Energy                                       11,000                278,630
 Edison International                              15,500                496,465
 PPL                                                5,430                289,310
                                                                       1,618,648
FINANCE-CREDIT CARD (0.63%)
 MBNA                                               9,890                278,799
FINANCE-INVESTMENT BANKER & BROKER (0.79%)
 Citigroup                                          7,300                351,714
FINANCE-MORTGAGE LOAN/BANKER (3.28%)
 American Home Mortgage Investment                 35,770              1,225,122
                                    Shares

                                    Held                                Value

----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
                                                                     $
 Charter Mac                                        9,690                236,824
                                                                       1,461,946
FOOD-MISCELLANEOUS/DIVERSIFIED (0.64%)
 Sara Lee                                          11,820                285,335
FOOD-WHOLESALE & DISTRIBUTION (0.62%)
 Kesko                                             11,300                275,703
GAS-DISTRIBUTION (1.15%)
 Sempra Energy                                     13,950                511,686
HOME DECORATION PRODUCTS (0.77%)
 Newell Rubbermaid                                 14,200                343,498
MACHINERY-FARM (0.65%)
 Deere                                              3,920                291,648
MEDICAL-DRUGS (1.26%)
 Bristol-Myers Squibb                               8,800                225,456
 Orion OYJ                                         20,760                336,077
                                                                         561,533
MEDICAL-HOSPITALS (0.59%)
 Parkway Holdings                                 286,000                262,803
METAL-COPPER (1.05%)
 Southern Peru Copper                               9,900                467,379
MISCELLANEOUS INVESTING (13.05%)
 AMB Property                                       2,900                117,131
 Archstone-Smith Trust                              3,400                130,220
 Arden Realty                                       6,500                245,180
 Boston Properties                                  4,900                316,883
 CBL & Associates Properties                        3,600                274,860
 Developers Diversified Realty                      5,600                248,472
 Eastgroup Properties                               2,800                107,296
 Equity Office Properties Trust                     3,900                113,568
 Equity Residential Properties
  Trust                                             3,200                115,776
 Federal Realty Investment Trust                    1,200                 61,980
 Health Care                                        4,000                152,600
 Health Care Property Investors                     5,100                141,219
 Healthcare Realty Trust                            3,500                142,450
 Hospitality Properties Trust                       5,000                230,000
 iStar Financial                                   17,660                799,292
 Kimco Realty                                       4,200                243,558
 Lexington Corporate Properties
  Trust                                            12,400                279,992
 Mack-Cali Realty                                   2,400                110,472
 Mid-America Apartment Communities                  8,100                333,882
 Mills                                              2,100                133,896
 Simon Property Group                               5,400                349,218
 Sovran Self Storage                                2,700                113,778
 Tanger Factory Outlet Centers                     14,400                381,024
 Thornburg Mortgage                                14,500                419,920
 Vornado Realty Trust                               2,200                167,486
 Weingarten Realty Investors                        2,200                 88,220
                                                                       5,818,373
MONEY CENTER BANKS (2.25%)
 Bank of America                                   15,660                735,863
                                    Shares

                                    Held                                Value

----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MONEY CENTER BANKS (CONTINUED)
                                                                     $
 JP Morgan Chase                                    6,880                268,389
                                                                       1,004,252
MULTI-LINE INSURANCE (0.76%)
 Hartford Financial Services Group                  4,900                339,619
NON-HOTEL GAMBLING (0.97%)
 Greek Organisation of Football
  Prognostics                                      15,600                431,720
OIL COMPANY-EXPLORATION & PRODUCTION (2.99%)
 Enerplus Resources Fund                           28,790              1,045,365
 Kerr-McGee                                         4,970                287,216
                                                                       1,332,581
OIL COMPANY-INTEGRATED (5.14%)
 ChevronTexaco                                      7,810                410,103
 ENI                                               19,070                477,463
 Exxon Mobil                                       11,620                595,641
 Occidental Petroleum                               5,280                308,141
 Royal Dutch Petroleum                              5,200                299,334
 Shell Transport & Trading                         23,380                199,187
                                                                       2,289,869
OIL REFINING & MARKETING (0.61%)
 Sunoco                                             3,320                271,277
PAPER & RELATED PRODUCTS (1.98%)
 Billerud                                          21,610                385,347
 MeadWestvaco                                       6,950                235,536
 Weyerhaeuser                                       3,910                262,830
                                                                         883,713
PIPELINES (0.58%)
 National Fuel Gas                                  9,080                257,327
PROPERTY & CASUALTY INSURANCE (1.29%)
 Admiral Group /1/                                 27,253                168,611
 Chubb                                              5,280                406,032
                                                                         574,643
PUBLICLY TRADED INVESTMENT FUND (0.17%)
 iShares Russell 1000 Value Index
  Fund                                              1,120                 74,290
REAL ESTATE MANAGEMENT & SERVICES (2.40%)
 Castellum                                         10,690                382,854
 Corio                                             11,700                685,429
                                                                       1,068,283
REAL ESTATE OPERATOR & DEVELOPER (1.13%)
 Land Securities Group                             18,790                505,049
REGIONAL BANKS (2.91%)
 KeyCorp                                            6,800                230,520
 National City                                      6,200                232,810
 PNC Financial Services Group                       8,750                502,600
 Wachovia                                           6,300                331,380
                                                                       1,297,310
RETAIL-APPAREL & SHOE (0.78%)
 Edgars Consolidated Stores                         6,500                348,724
SEMICONDUCTOR EQUIPMENT (0.67%)
 ASM Pacific Technology                            83,000                298,995
                                    Shares

                                    Held                                Value

----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (6.05%)
                                                                     $
 AT&T                                              24,000                457,440
 Citizens Communications                           40,290                555,599
 SBC Communications                                18,490                476,487
 Sprint                                            13,340                331,499
 TDC                                                6,570                278,225
 Verizon Communications                            14,774                598,495
                                                                       2,697,745
TOBACCO (3.01%)
 Altria Group                                       9,930                606,723
 Imperial Tobacco Group                             7,620                208,912
 Reynolds American                                  6,690                525,834
                                                                       1,341,469
TRANSPORT-MARINE (1.35%)
 Frontline                                          5,950                264,755
 Orient Overseas International                     85,000                322,057
 Ship Finance International                           793                 16,272
                                                                         603,084
                                     TOTAL COMMON STOCKS              35,393,374

                                    Shares

                                    Held                                Value

----------------------------------------------------------------------------------------
PREFERRED STOCKS (13.01%)
CELLULAR TELECOMMUNICATIONS (1.00%)
 U.S. Cellular 8.75%                               16,000                447,680
COMMERCIAL BANKS (2.33%)
 CoBank /2/                                        19,600              1,036,252
ELECTRIC-INTEGRATED (1.71%)
 Consolidated Edison 7.50%                          3,044                 80,483
 DTE Energy Trust I                                 3,360                 89,981
 Energy East Capital Trust I                        7,315                196,261
 Entergy Louisiana                                 14,720                393,466
                                                                         760,191
FINANCE-INVESTMENT BANKER & BROKER (0.46%)
 St. Paul Capital Trust I                           7,700                205,128
FOOD-DAIRY PRODUCTS (1.52%)
 Dairy Farmers of America /2/                       6,500                676,813
GAS-DISTRIBUTION (1.64%)
 AGL Capital Trust II                               8,915                236,515
 KeySpan                                            9,500                495,615
                                                                         732,130
MISCELLANEOUS INVESTING (1.25%)
 Federal Realty Investment Trust                    5,000                135,650
 HRPT Properties Trust  Series B                    5,900                162,803
 Realty Income                                     10,000                260,400
                                                                         558,853
MONEY CENTER BANKS (0.42%)
 ABN AMRO Capital Funding Trust V                   7,700                188,650
                                    Shares

                                    Held                                Value

----------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
PIPELINES (0.68%)
                                                                     $
 TransCanada PipeLines                             11,743                303,439
SPECIAL PURPOSE ENTITY (0.26%)
 Corporate-Backed Trust
  Certificates for DaimlerChrysler
   Series DCX                                       4,500                117,045
TELEPHONE-INTEGRATED (1.74%)
 ALLTEL                                            12,700                671,703
 Telephone & Data Systems                           3,900                102,882
                                                                         774,585
                                  TOTAL PREFERRED STOCKS               5,800,766

                                    Principal

                                    Amount                              Value

----------------------------------------------------------------------------------------
BONDS (5.94%)
ELECTRIC-INTEGRATED (1.83%)
 Georgia Power Capital Trust VI
                                               $                     $
  4.88%; 11/01/42                                 800,000                815,337
OIL COMPANY-INTEGRATED (1.35%)
 Phillips 66 Capital Trust II
  8.00%; 01/15/37                                 525,000                601,107
PIPELINES (2.76%)
 KN Capital Trust III
  7.63%; 04/15/28                               1,100,000              1,230,240
                                             TOTAL BONDS               2,646,684

                                    Principal

                                    Amount                              Value

----------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.25%)
FINANCE-MORTGAGE LOAN/BANKER (2.25%)
 Investment in Joint Trading
  Account;            Federal Home
  Loan Bank
  1.25%; 01/03/05                              $1,004,548            $ 1,004,478
                                  TOTAL COMMERCIAL PAPER               1,004,478
                                                                     -----------

                   TOTAL PORTFOLIO INVESTMENTS (100.61%)              44,845,302
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-0.61%)                                                               (273,499)
                              TOTAL NET ASSETS (100.00%)             $44,571,803
                                                                     --------------

1    Non-income producing security.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,713,065 or 3.84% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:


Unrealized Appreciation                      $ 4,931,076
Unrealized Depreciation                         (180,920)
                                             -----------
Net Unrealized Appreciation (Depreciation)     4,750,156
Cost for federal income tax purposes         $40,095,146


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Financial                        $15,770,892                   35.17%
 Energy                             6,285,841                   14.02
 Communications                     4,560,605                   10.17
 Utilities                          4,437,992                    9.90
 Consumer,
 Non-cyclical                       3,958,752                    8.83
 Industrial                         3,214,067                    7.17
 Consumer, Cyclical                 3,075,908                    6.86
 Basic Materials                    1,706,741                    3.80
 Government                         1,004,478                    2.24
 Technology                           755,736                    1.68
 Funds                                 74,290                    0.16
                 TOTAL            $44,845,302                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              EQUITY VALUE ACCOUNT

                               DECEMBER 31, 2004

                                          Shares

                                          Held                       Value

------------------------------------------------------------------------------------
COMMON STOCKS (96.67%)
AEROSPACE & DEFENSE (0.65%)
                                                                   $
 Boeing                                             280                14,496
APPAREL MANUFACTURERS (1.29%)
 Liz Claiborne                                      350                14,774
 VF                                                 250                13,845
                                                                       28,619
APPLIANCES (0.56%)
 Whirlpool                                          180                12,458
APPLICATIONS SOFTWARE (1.54%)
 Microsoft                                        1,280                34,189
ATHLETIC FOOTWEAR (0.56%)
 Reebok International                               280                12,320
AUTO-CARS & LIGHT TRUCKS (1.28%)
 General Motors                                     260                10,416
 Toyota Motor                                       220                18,011
                                                                       28,427
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.61%)
 Lear                                               220                13,422
BEVERAGES-NON-ALCOHOLIC (1.45%)
 Coca-Cola                                          450                18,733
 Pepsi Bottling Group                               490                13,250
                                                                       31,983
BREWERY (0.51%)
 Adolph Coors                                       150                11,351
CASINO HOTELS (0.73%)
 Harrah's Entertainment                             240                16,054
CELLULAR TELECOMMUNICATIONS (0.72%)
 Vodafone Group                                     580                15,880
CHEMICALS-DIVERSIFIED (1.20%)
 PPG Industries                                     390                26,582
COMPUTER SERVICES (1.35%)
 Computer Sciences /1/                              390                21,984
 Electronic Data Systems                            340                 7,854
                                                                       29,838
COMPUTERS (2.87%)
 Hewlett-Packard                                  2,090                43,827
 International Business Machines                    200                19,716
                                                                       63,543
DATA PROCESSING & MANAGEMENT (0.67%)
 Fiserv /1/                                         370                14,870
DIVERSIFIED MANUFACTURING OPERATIONS (2.82%)
 Dover                                              340                14,260
 General Electric                                   700                25,550
 Tyco International                                 630                22,516
                                                                       62,326
ELECTRIC-INTEGRATED (3.31%)
 Exelon                                             790                34,815
 NiSource                                           590                13,440
                                          Shares

                                          Held                       Value

------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                                   $
 PPL                                                470                25,042
                                                                       73,297
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.59%)
 Intel                                              560                13,098
FIDUCIARY BANKS (0.50%)
 Bank of New York                                   330                11,029
FINANCE-INVESTMENT BANKER & BROKER (8.00%)
 Citigroup                                        2,170               104,551
 Merrill Lynch                                      620                37,057
 Morgan Stanley                                     640                35,533
                                                                      177,141
FINANCE-MORTGAGE LOAN/BANKER (3.93%)
 Federal Home Loan Mortgage                       1,180                86,966
FINANCIAL GUARANTEE INSURANCE (0.59%)
 MGIC Investment                                    190                13,093
FOOD-MISCELLANEOUS/DIVERSIFIED (2.37%)
 H.J. Heinz                                         480                18,715
 Sara Lee                                           620                14,967
 Unilever                                           280                18,679
                                                                       52,361
FOOD-RETAIL (0.81%)
 Kroger /1/                                       1,020                17,891
HOME DECORATION PRODUCTS (0.78%)
 Newell Rubbermaid                                  710                17,175
INSTRUMENTS-CONTROLS (0.79%)
 Parker Hannifin                                    230                17,420
INSURANCE BROKERS (0.58%)
 Marsh & McLennan                                   390                12,831
LIFE & HEALTH INSURANCE (0.80%)
 Torchmark                                          310                17,713
MACHINERY-GENERAL INDUSTRY (1.05%)
 Ingersoll-Rand                                     290                23,287
MEDICAL PRODUCTS (2.06%)
 Baxter International                               570                19,688
 Johnson & Johnson                                  410                26,002
                                                                       45,690
MEDICAL-DRUGS (2.38%)
 Abbott Laboratories                                570                26,591
 Bristol-Myers Squibb                               790                20,240
 Merck                                              180                 5,785
                                                                       52,616
MEDICAL-HOSPITALS (0.67%)
 HCA                                                370                14,785
METAL-ALUMINUM (0.80%)
 Alcoa                                              560                17,595
MONEY CENTER BANKS (3.76%)
 Bank of America                                  1,770                83,172
                                          Shares

                                          Held                       Value

------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (5.61%)
                                                                   $
 Allstate                                           590                30,514
 American International Group                       370                24,298
 Cigna                                              200                16,314
 Hartford Financial Services Group                  380                26,338
 Loews                                              380                26,714
                                                                      124,178
MULTIMEDIA (2.80%)
 Gannett                                            310                25,327
 Time Warner /1/                                  1,890                36,742
                                                                       62,069
NON-HAZARDOUS WASTE DISPOSAL (0.69%)
 Waste Management                                   510                15,269
OIL COMPANY-INTEGRATED (10.09%)
 ChevronTexaco                                      720                37,807
 ConocoPhillips                                     380                32,995
 Exxon Mobil                                      1,790                91,756
 Royal Dutch Petroleum                            1,060                60,823
                                                                      223,381
PAPER & RELATED PRODUCTS (1.31%)
 Weyerhaeuser                                       430                28,905
PRINTING-COMMERCIAL (0.67%)
 R.R. Donnelley & Sons                              420                14,822
PUBLICLY TRADED INVESTMENT FUND (2.29%)
 Standard & Poor's 500 Depository
  Receipts                                          420                50,778
REGIONAL BANKS (7.80%)
 KeyCorp                                            390                13,221
 National City                                      520                19,526
 PNC Financial Services Group                       430                24,699
 U.S. Bancorp                                       990                31,007
 Wachovia                                           610                32,086
 Wells Fargo                                        840                52,206
                                                                      172,745
RETAIL-AUTO PARTS (0.12%)
 Advance Auto Parts /1/                              59                 2,577
RETAIL-DISCOUNT (0.49%)
 Dollar General                                     520                10,800
RETAIL-DRUG STORE (0.67%)
 CVS                                                330                14,873
RETAIL-MAJOR DEPARTMENT STORE (1.17%)
 May Department Stores                              880                25,872
RETAIL-RESTAURANTS (1.51%)
 McDonald's                                       1,040                33,342
RETAIL-VIDEO RENTAL (0.22%)
 Blockbuster                                        556                 4,898
SAVINGS & LOANS-THRIFTS (1.38%)
 Washington Mutual                                  720                30,442
STEEL PRODUCERS (0.33%)
 Nucor                                              140                 7,328
                                          Shares

                                          Held                       Value

------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (5.02%)
                                                                   $
 ALLTEL                                             310                18,216
 AT&T                                               490                 9,339
 BellSouth                                          810                22,510
 SBC Communications                               1,140                29,378
 Sprint                                             690                17,146
 Verizon Communications                             360                14,584
                                                                      111,173
TOBACCO (1.63%)
 Altria Group                                       590                36,049
TOOLS-HAND HELD (0.29%)
 Snap-On                                            190                 6,528
                                   TOTAL COMMON STOCKS              2,139,547
                                                                   ----------

                  TOTAL PORTFOLIO INVESTMENTS (96.67%)              2,139,547
CASH AND RECEIVABLES, NET OF LIABILITIES (3.33%)                       73,785
                            TOTAL NET ASSETS (100.00%)             $2,213,332
                                                                   ------------


1    Non-income producing security.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:


Unrealized Appreciation                      $  212,982
Unrealized Depreciation                          (9,865)
                                             ----------
Net Unrealized Appreciation (Depreciation)      203,117
Cost for federal income tax purposes         $1,936,430


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Financial                         $  642,344                   30.02%
 Consumer, Non-cyclical               277,547                   12.97
 Energy                               223,381                   10.44
 Consumer, Cyclical                   220,837                   10.32
 Communications                       189,122                    8.84
 Technology                           155,539                    7.27
 Industrial                           139,326                    6.51
 Government                            86,966                    4.07
 Basic Materials                       80,410                    3.76
 Utilities                             73,297                    3.43
 Funds                                 50,778                    2.37
                  TOTAL            $2,139,547                  100.00%
                                  ---------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         GOVERNMENT SECURITIES ACCOUNT

                               DECEMBER 31, 2004

                                                       Principal
                                                         Amount                  Value
-------------------------------------------------------------------------------------------------
BONDS (30.48%)
ELECTRIC-INTEGRATED (1.90%)
 Tennessee Valley Authority
                                                       $                     $
  4.88%; 12/15/16                                       2,000,000               2,105,988
  5.38%; 11/13/08                                       4,000,000               4,242,036
                                                                                6,348,024
FEDERAL & FEDERALLY SPONSORED CREDIT (9.60%)
 Federal Farm Credit Bank
  2.63%; 09/17/07                                       3,000,000               2,942,604
  2.70%; 11/24/06                                       3,000,000               2,969,118
  3.00%; 12/15/06                                       3,000,000               2,984,391
  3.00%; 04/15/08                                       4,000,000               3,942,672
  3.38%; 06/12/08                                       4,000,000               3,970,276
  3.50%; 04/15/09                                       3,128,000               3,090,561
  4.48%; 08/24/12                                       6,000,000               6,048,126
  5.05%; 12/27/12                                       3,000,000               3,027,786
 Housing Urban Development
  6.07%; 08/01/21                                       3,000,000               3,089,778
                                                                               32,065,312
FINANCE-MORTGAGE LOAN/BANKER (16.83%)
 Federal Home Loan Bank System
  1.88%; 06/15/06                                       4,000,000               3,929,592
  2.25%; 05/15/06                                       3,000,000               2,965,917
  2.45%; 03/23/07                                       2,000,000               1,963,474
  2.63%; 05/15/07                                       4,000,000               3,935,332
  3.05%; 11/27/06                                       3,000,000               2,989,677
  3.38%; 02/15/08                                       6,000,000               5,970,942
  4.88%; 11/15/06                                       2,000,000               2,058,994
  4.88%; 05/15/07                                       3,000,000               3,102,267
  5.25%; 08/15/06                                       4,000,000               4,129,816
  5.80%; 09/02/08                                       2,000,000               2,142,138
  6.50%; 11/15/06                                       2,000,000               2,117,302
  7.00%; 02/15/08                                       2,000,000               2,206,598
 Federal Home Loan Mortgage
  4.50%; 01/15/13                                       1,200,000               1,210,021
  4.63%; 05/28/13                                       3,000,000               2,980,962
  5.75%; 01/15/12                                       6,000,000               6,536,508
 Federal National Mortgage Association
  2.63%; 11/15/06                                       4,000,000               3,956,520
  3.68%; 02/17/09 /1/                                   4,000,000               4,036,520
                                                                               56,232,580
FINANCE-OTHER SERVICES (2.15%)
 Private Export Funding
  3.38%; 02/15/09                                       3,000,000               2,956,530
  5.34%; 03/15/06                                       2,000,000               2,052,858
  5.69%; 05/15/12                                       2,000,000               2,166,968
                                                                                7,176,356
                                                     TOTAL BONDS              101,822,272

                                                       Principal
                                                         Amount                  Value
-------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (30.88%)
                                                       $                     $
4.00%; 07/01/10                                         2,441,265               2,431,422
4.50%; 02/01/10                                         1,138,315               1,146,699
4.50%; 07/01/10                                         2,787,126               2,807,656
4.50%; 06/01/18                                         4,352,581               4,348,407
4.60%; 10/01/33 /1/                                     3,567,707               3,532,929
5.00%; 04/01/18                                         6,654,370               6,763,115
5.00%; 05/01/18                                         3,843,144               3,905,949
5.00%; 12/01/32                                         2,234,256               2,225,529
5.00%; 03/01/33                                         4,082,848               4,066,900
5.00%; 03/01/33                                        14,428,041              14,357,964
5.00%; 06/01/33                                         8,502,462               8,461,165
5.00%; 06/01/34                                           833,084                 827,852
5.00%; 09/01/34                                         9,085,660               9,028,602
5.50%; 08/01/17                                           598,459                 618,885
5.50%; 09/01/17                                         1,326,443               1,371,716
5.50%; 02/01/18                                           542,722                 561,246
5.50%; 02/01/24                                           170,900                 174,003
5.50%; 03/01/24                                            55,637                  56,474
5.50%; 03/01/33                                         4,288,722               4,360,841
5.50%; 01/01/35 /2/                                    13,000,000              13,203,125
6.00%; 01/01/09                                           279,866                 292,259
6.00%; 01/01/09                                           119,008                 124,136
6.00%; 02/01/09                                            61,379                  63,940
6.00%; 06/01/09                                           262,046                 267,668
6.00%; 07/01/09                                           360,694                 377,680
6.00%; 10/01/16                                           389,235                 407,702
6.00%; 11/01/16                                           588,348                 616,261
6.00%; 12/01/16                                           317,001                 332,041
6.00%; 05/01/17                                           868,550                 909,774
6.00%; 08/01/17                                           496,478                 520,042
6.00%; 12/01/23                                           126,497                 131,350
6.00%; 08/01/25                                           136,201                 141,346
6.00%; 01/01/26                                            66,138                  68,636
6.00%; 12/01/31                                           499,748                 516,958
6.00%; 01/01/33                                         2,480,473               2,565,903
6.50%; 07/01/16                                           349,420                 370,016
6.50%; 05/01/17                                           656,106                 694,779
6.50%; 05/01/17                                           263,983                 279,541
6.50%; 06/01/18                                            97,892                 103,472
6.50%; 04/01/24                                            89,453                  94,229
6.50%; 07/01/24                                            41,896                  44,133
6.50%; 04/01/26                                            75,843                  79,820
6.50%; 05/01/26                                            73,810                  77,725
6.50%; 05/01/26                                            87,112                  91,680
6.50%; 12/01/27                                            63,761                  67,065
6.50%; 01/01/28                                            59,409                  62,488
6.50%; 03/01/28                                            68,673                  72,197
6.50%; 09/01/28                                            66,154                  69,548
6.50%; 09/01/28                                           126,302                 132,783
6.50%; 10/01/28                                           383,064                 402,721
6.50%; 11/01/28                                            94,990                  99,865
6.50%; 12/01/28                                           196,157                 206,223
6.50%; 07/01/31                                           329,796                 346,382
6.50%; 08/01/31                                           157,355                 165,268
6.50%; 10/01/31                                           122,820                 128,997
6.50%; 12/01/31                                           445,437                 467,839
                                                       Principal
                                                         Amount                  Value
-------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
                                                       $                     $
6.50%; 02/01/32                                           448,849                 471,422
6.50%; 05/01/32                                           932,170                 978,818
6.50%; 08/01/32                                           857,917                 900,849
6.50%; 08/01/32                                         2,929,704               3,076,312
7.00%; 09/01/23                                           113,342                 120,853
7.00%; 12/01/23                                            63,674                  67,882
7.00%; 01/01/24                                            57,026                  60,751
7.00%; 09/01/27                                            83,993                  89,197
7.00%; 02/01/28                                            33,686                  35,773
7.00%; 04/01/28                                           367,559                 390,102
7.00%; 05/01/28                                            56,884                  60,373
7.00%; 08/01/28                                           188,218                 199,762
7.00%; 10/01/31                                           236,404                 250,549
7.50%; 10/01/30                                           246,640                 264,359
7.50%; 02/01/31                                           184,816                 198,094
7.50%; 02/01/31                                            54,024                  57,905
8.00%; 10/01/30                                           248,974                 269,806
                                        TOTAL FHLMC CERTIFICATES              103,135,753

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (30.33%)
4.00%; 09/01/18                                         8,790,659               8,597,765
4.06%; 07/01/33 /1/                                    17,230,886              17,295,967
4.50%; 08/01/09                                           795,711                 801,135
4.50%; 11/01/14                                         6,842,363               6,961,057
4.73%; 12/01/33 /1/                                     3,242,304               3,240,819
4.99%; 10/01/33 /1/                                     2,634,297               2,659,157
5.00%; 01/01/18                                         3,360,618               3,418,602
5.17%; 12/01/33 /1/                                     2,348,659               2,377,933
5.50%; 08/01/17                                         1,050,842               1,087,200
5.50%; 01/01/18                                         2,353,684               2,435,116
5.50%; 07/01/19                                           714,028                 738,415
5.50%; 08/01/19                                           206,317                 213,364
5.50%; 08/01/19                                           296,045                 306,156
5.50%; 08/01/19                                           202,659                 209,580
5.50%; 08/01/19                                           140,252                 145,042
5.50%; 08/01/19                                           443,630                 458,782
5.50%; 08/01/19                                           446,118                 461,355
5.50%; 09/01/19                                           992,304               1,026,195
5.50%; 10/01/19                                           396,392                 409,931
5.50%; 05/01/24                                           542,241                 550,617
5.50%; 09/01/33                                        13,308,325              13,522,336
5.50%; 06/01/34                                         6,650,415               6,755,531
6.00%; 02/01/09                                           265,597                 276,911
6.00%; 08/01/16                                           789,648                 827,969
6.00%; 06/01/22                                           565,444                 588,686
6.00%; 11/01/23                                            88,013                  91,483
6.00%; 03/01/26                                            34,318                  35,638
6.00%; 11/01/28                                           321,145                 333,214
6.00%; 12/01/31                                           483,266                 500,386
6.00%; 11/01/32                                         2,461,029               2,548,210
6.00%; 01/01/33                                         1,548,649               1,603,482
6.00%; 03/01/33                                           884,331                 915,642
6.00%; 01/01/35 /2/                                    10,500,000              10,854,375
6.50%; 06/01/16                                           471,210                 499,767
                                                       Principal
                                                         Amount                  Value
-------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
                                                       $                     $
6.50%; 08/01/17                                           997,857               1,058,328
6.50%; 11/01/23                                           116,698                 123,019
6.50%; 05/01/24                                           143,569                 151,173
6.50%; 07/01/25                                            20,653                  21,739
6.50%; 08/01/25                                           173,949                 184,103
6.50%; 02/01/26                                            41,433                  43,586
6.50%; 03/01/26                                            53,369                  56,142
6.50%; 05/01/26                                            72,020                  75,762
6.50%; 06/01/26                                            45,646                  48,018
6.50%; 07/01/28                                            37,185                  39,075
6.50%; 09/01/28                                            88,869                  93,386
6.50%; 04/01/29                                           175,934                 184,807
6.50%; 09/01/31                                           690,307                 724,667
6.50%; 02/01/32                                           593,640                 623,097
6.50%; 06/01/32                                         2,171,760               2,279,523
7.00%; 01/01/27                                            29,138                  31,015
7.00%; 02/01/27                                            42,117                  44,738
7.00%; 11/01/27                                            30,698                  32,608
7.00%; 10/01/29                                           359,192                 381,083
7.00%; 06/01/30                                           166,562                 176,625
7.00%; 05/01/31                                           338,157                 358,480
7.00%; 02/01/32                                           439,198                 465,582
7.00%; 04/01/32                                           697,537                 739,440
7.50%; 04/01/22                                            20,438                  22,070
7.50%; 04/01/22                                            32,382                  34,969
7.50%; 07/01/27                                            48,144                  51,665
7.50%; 05/01/31                                           454,122                 486,589
8.00%; 06/01/30                                            34,379                  37,277
                                         TOTAL FNMA CERTIFICATES              101,316,384

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (7.52%)
5.50%; 04/15/33                                         1,289,214               1,317,971
5.50%; 06/15/33                                         9,098,767               9,301,724
5.50%; 01/01/35 /2/                                     5,000,000               5,101,560
6.00%; 05/20/24                                           321,241                 334,679
6.00%; 06/20/24                                           424,631                 442,394
6.00%; 06/20/24                                           112,310                 117,008
6.00%; 11/20/25                                            95,534                  99,450
6.00%; 02/20/26                                            54,567                  56,740
6.00%; 04/20/26                                           106,119                 110,345
6.00%; 05/20/26                                            64,800                  67,380
6.00%; 06/20/26                                            77,967                  81,072
6.00%; 06/20/26                                            62,932                  65,438
6.00%; 07/20/26                                            47,084                  48,959
6.00%; 09/20/26                                           110,447                 114,798
6.00%; 03/20/27                                           214,521                 222,970
6.00%; 01/20/28                                           162,075                 168,373
6.00%; 03/20/28                                            51,144                  53,131
6.00%; 06/20/28                                           271,263                 281,803
6.00%; 07/20/28                                           178,842                 185,791
6.00%; 03/20/29                                           330,561                 343,397
6.00%; 07/20/29                                           371,169                 385,298
6.50%; 12/20/25                                            93,791                  98,932
6.50%; 01/20/26                                           166,615                 175,596
                                                       Principal
                                                         Amount                  Value
-------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(CONTINUED)
                                                       $                     $
6.50%; 02/20/26                                           154,081                 162,385
6.50%; 05/15/26                                           109,856                 116,017
6.50%; 08/15/28                                           214,506                 226,234
6.50%; 06/15/31                                           161,304                 169,952
6.50%; 07/15/31                                         1,762,092               1,856,526
7.00%; 01/15/24                                            19,406                  20,720
7.00%; 02/15/27                                           187,753                 199,950
7.00%; 12/15/27                                            84,419                  89,903
7.00%; 03/15/28                                           502,075                 534,474
7.00%; 05/15/28                                           221,797                 236,109
7.00%; 05/15/31                                           157,253                 167,174
7.00%; 09/15/31                                           602,801                 640,708
7.00%; 06/15/32                                         1,043,660               1,109,204
7.50%; 10/15/30                                           252,010                 270,689
7.50%; 08/15/31                                           138,247                 148,479
                                         TOTAL GNMA CERTIFICATES               25,123,333

                                                       Principal
                                                         Amount                  Value
-------------------------------------------------------------------------------------------------
TREASURY BONDS (5.37%)
 U.S. Treasury Inflation-Indexed Obligations
  3.38%; 01/15/07                                       1,204,910               1,276,122
  3.88%; 01/15/09                                       2,328,040               2,609,314
 U.S. Treasury Strip /3/
  0.00%; 11/15/15                                      23,000,000              14,046,192
                                            TOTAL TREASURY BONDS               17,931,628


                                                       Principal
                                                         Amount                  Value
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.55%)
FINANCE-MORTGAGE LOAN/BANKER (3.55%)
 Federal National Mortgage Association
                                                       $                     $
  2.19%; 01/20/05                                      10,000,000               9,988,442
 Investment in Joint Trading Account;
                 Federal Home Loan Bank
  1.25%; 01/03/05                                       1,860,724               1,860,595
                                          TOTAL COMMERCIAL PAPER               11,849,037
                                                                             ------------

                           TOTAL PORTFOLIO INVESTMENTS (108.13%)              361,178,407
LIABILITIES, NET OF CASH AND RECEIVABLES (-8.13%)                             (27,144,624)
                                      TOTAL NET ASSETS (100.00%)             $334,033,783
                                                                             ---------------

1    Variable rate.
2 Security or a portion of the security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.
3    Non-income producing security.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:


Unrealized Appreciation                      $  3,878,027
Unrealized Depreciation                        (1,625,535)
                                             ------------
Net Unrealized Appreciation (Depreciation)      2,252,492
Cost for federal income tax purposes         $358,925,915


                   COUPON DISTRIBUTION
 Coupon Range                Value             Percentage of
                                                Total Value
----------------------------------------------------------------
 Less than 4%             $ 82,384,792             22.81%
 4.00 - 4.99%               71,329,372             19.75
 5.00 - 5.99%              144,118,886             39.90
 6.00 - 6.99%               52,793,802             14.62
 7.00 - 7.99%               10,244,472              2.83
 8.00% and over                307,083              0.09
             TOTAL        $361,178,407            100.00%
                          --------------          ---------

See accompanying notes.

                                      157







See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 GROWTH ACCOUNT

                               DECEMBER 31, 2004

                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (98.23%)
AGRICULTURAL CHEMICALS (2.17%)
                                                                              $
 Potash Corp. of Saskatchewan                               35,300               2,932,018
APPLICATIONS SOFTWARE (1.99%)
 Microsoft                                                 100,600               2,687,026
ATHLETIC FOOTWEAR (2.13%)
 Nike                                                       31,700               2,874,873
BEVERAGES-WINE & SPIRITS (1.40%)
 Constellation Brands /1/                                   40,700               1,892,957
CASINO HOTELS (1.33%)
 Station Casinos                                            32,811               1,794,106
COMPUTERS (2.25%)
 Apple Computer /1/                                         47,200               3,039,680
CONSUMER PRODUCTS-MISCELLANEOUS (1.96%)
 Clorox                                                     44,900               2,645,957
COSMETICS & TOILETRIES (2.98%)
 Colgate-Palmolive                                          26,100               1,335,276
 Estee Lauder                                               58,600               2,682,122
                                                                                 4,017,398
CRUISE LINES (1.77%)
 Carnival                                                   41,500               2,391,645
DATA PROCESSING & MANAGEMENT (0.28%)
 SEI Investments                                             8,954                 375,441
DISPOSABLE MEDICAL PRODUCTS (2.12%)
 C.R. Bard                                                  44,800               2,866,304
DIVERSIFIED MANUFACTURING OPERATIONS (1.00%)
 Textron                                                    18,200               1,343,160
ELECTRIC-INTEGRATED (1.92%)
 TXU                                                        40,100               2,588,856
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.45%)
 Texas Instruments                                          79,500               1,957,290
ELECTRONIC FORMS (1.58%)
 Adobe Systems                                              33,900               2,126,886
FINANCE-COMMERCIAL (2.12%)
 CIT Group                                                  62,400               2,859,168
FINANCE-CREDIT CARD (3.16%)
 Capital One Financial                                      50,700               4,269,447
FINANCE-INVESTMENT BANKER & BROKER (3.09%)
 Goldman Sachs Group                                        40,100               4,172,004
FINANCE-OTHER SERVICES (0.83%)
 Chicago Mercantile Exchange                                 4,900               1,120,630
HEALTH CARE COST CONTAINMENT (2.44%)
 Caremark Rx /1/                                            83,600               3,296,348
HOTELS & MOTELS (1.41%)
 Starwood Hotels & Resorts Worldwide                        32,700               1,909,680
                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INDUSTRIAL GASES (1.32%)
                                                                              $
 Praxair                                                    40,500               1,788,075
INSTRUMENTS-SCIENTIFIC (2.05%)
 Fisher Scientific International /1/                        44,400               2,769,672
MACHINERY-FARM (1.53%)
 Deere                                                      27,800               2,068,320
MACHINERY-GENERAL INDUSTRY (2.12%)
 Ingersoll-Rand                                             35,600               2,858,680
MEDICAL-BIOMEDICAL/GENE (4.31%)
 Biogen Idec /1/                                            32,100               2,138,181
 Genentech /1/                                              67,501               3,674,754
                                                                                 5,812,935
MULTI-LINE INSURANCE (2.15%)
 Cigna                                                      35,500               2,895,735
MULTIMEDIA (2.42%)
 Time Warner /1/                                           167,700               3,260,088
NETWORKING PRODUCTS (4.91%)
 Cisco Systems /1/                                         197,300               3,807,890
 Juniper Networks /1/                                      103,800               2,822,322
                                                                                 6,630,212
OIL COMPANY-EXPLORATION & PRODUCTION (3.70%)
 Apache                                                     52,000               2,629,640
 Devon Energy                                               60,600               2,358,552
                                                                                 4,988,192
OIL COMPANY-INTEGRATED (1.88%)
 ConocoPhillips                                             29,200               2,535,436
RADIO (2.02%)
 XM Satellite Radio Holdings /1/                            72,400               2,723,688
RETAIL-APPAREL & SHOE (2.06%)
 Nordstrom                                                  59,600               2,785,108
RETAIL-BUILDING PRODUCTS (3.01%)
 Home Depot                                                 94,900               4,056,026
RETAIL-DRUG STORE (1.93%)
 CVS                                                        57,700               2,600,539
RETAIL-OFFICE SUPPLIES (2.98%)
 Staples                                                   119,500               4,028,345
RETAIL-RESTAURANTS (3.78%)
 McDonald's                                                159,200               5,103,952
SATELLITE TELECOM (1.15%)
 EchoStar Communications /1/                                46,500               1,545,660
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.54%)
 Marvell Technology Group /1/                               58,600               2,078,542
TELECOMMUNICATION EQUIPMENT (4.14%)
 Comverse Technology /1/                                   119,800               2,929,110
 Qualcomm                                                   62,600               2,654,240
                                                                                 5,583,350
                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (2.38%)
                                                                              $
 Sprint                                                    129,000               3,205,650
TRANSPORT-SERVICES (1.44%)
 FedEx                                                      19,800               1,950,102
WEB PORTALS (1.93%)
 Google /1/ /2/                                             13,500               2,606,850
WIRELESS EQUIPMENT (4.10%)
 Motorola                                                  160,100               2,753,720
 Nokia                                                     177,400               2,779,858
                                                                                 5,533,578
                                              TOTAL COMMON STOCKS              132,569,609

                                              Maturity

                                              Amount                             Value

-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.50%)
 Deutsche Bank Securities; 2.20%; dated
  12/31/04 maturing 01/03/05 (collateralized
  by FNMA; $2,060,400; 11/15/24) /3/                    $2,020,370            $  2,020,000
                                      TOTAL REPURCHASE AGREEMENTS                2,020,000
                                                                              ------------

                             TOTAL PORTFOLIO INVESTMENTS (99.73%)              134,589,609
CASH AND RECEIVABLES, NET OF LIABILITIES (0.27%)                                   366,639
                                       TOTAL NET ASSETS (100.00%)             $134,956,248
                                                                              --------------

/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  8,313,907
Unrealized Depreciation                        (5,100,674)
                                             ------------
Net Unrealized Appreciation (Depreciation)      3,213,233
Cost for federal income tax purposes         $131,376,376


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                 Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Communications                    $ 31,089,076                 23.10%
 Consumer, Cyclical                  27,544,274                 20.47
 Consumer, Non-cyclical              20,531,899                 15.25
 Financial                           17,336,984                 12.88
 Technology                          12,264,865                  9.11
 Industrial                          10,989,934                  8.17
 Energy                               7,523,628                  5.59
 Basic Materials                      4,720,093                  3.51
 Utilities                            2,588,856                  1.92
                   TOTAL           $134,589,609                100.00%
                                  ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             INTERNATIONAL ACCOUNT

                               DECEMBER 31, 2004

                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (97.06%)
ADVERTISING AGENCIES (0.04%)
                                                                      $
 Asatsu-DK /1/                                       3,043                  85,674
ADVERTISING SALES (0.08%)
 Telefonica Publicidad e
  Informacion /1/                                   20,351                 188,655
ADVERTISING SERVICES (0.10%)
 Aegis Group                                       109,501                 226,524
AGRICULTURAL OPERATIONS (0.11%)
 Chaoda Modern Agriculture /1/                     228,848                  84,647
 IOI Berhad                                         64,596                 161,490
                                                                           246,137
AIRLINES (0.05%)
 LAN Airlines                                        3,629                 116,854
AIRPORT DEVELOPMENT & MAINTENANCE (0.06%)
 Kobenhavns Lufthavne                                  655                 139,197
APPLICATIONS SOFTWARE (0.10%)
 Infosys Technologies                                3,727                 179,105
 SimCorp                                               752                  57,714
                                                                           236,819
ATHLETIC FOOTWEAR (0.10%)
 Puma                                                  862                 235,389
AUDIO & VIDEO PRODUCTS (0.10%)
 Bang & Olufsen /1/                                  1,501                 112,180
 ReignCom                                            4,433                 120,331
                                                                           232,511
AUTO-CARS & LIGHT TRUCKS (1.99%)
 Hyundai Motor                                       2,866                 153,654
 Proton Holdings                                    35,931                  85,100
 Renault /1/                                        15,388               1,287,388
 Toyota Motor                                       73,264               2,981,467
                                                                         4,507,609
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.45%)
 Volvo                                              25,608               1,015,395
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.55%)
 DENSO                                              36,100                 967,059
 Exedy                                               4,016                  76,855
 Keihin                                              8,911                 147,401
 Showa                                               4,387                  59,295
                                                                         1,250,610
BREWERY (1.53%)
 Efes Breweries International /2/                    3,390                 101,700
 Interbrew                                          22,632                 877,963
 Lion Nathan Limited                               112,695                 759,738
 SABMiller                                          96,597               1,602,346
 Wolverhampton & Dudley Breweries                    6,240                 131,662
                                                                         3,473,409
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.23%)
 Geberit                                               466                 340,965
 Kingspan Group                                     18,060                 173,064
                                                                           514,029
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.64%)
 Abengoa                                             4,983                  49,241
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING & CONSTRUCTION-MISCELLANEOUS (CONTINUED)
                                                                      $
 Kajima /1/                                        267,012               1,149,139
 LG Engineering & Construction /2/                   5,630                 154,999
 Morgan Sindall                                      3,297                  34,118
 Polimex-Mostostal Siedlce                           6,220                  69,771
                                                                         1,457,268
BUILDING PRODUCTS-CEMENT & AGGREGATE (1.41%)
 Adelaide Brighton                                 136,361                 181,719
 BPB                                               141,254               1,280,713
 Cementir                                           13,954                  73,781
 Cemex                                              15,348                 112,077
 Gujarat Ambuja Cements /2/                         18,094                 167,142
 Italcementi                                         7,011                 112,927
 Rinker Group                                      138,068               1,152,665
 Siam Cement                                        15,636                 111,082
                                                                         3,192,106
BUILDING PRODUCTS-DOORS & WINDOWS (0.41%)
 Asahi Glass /1/                                    84,339                 930,058
BUILDING PRODUCTS-WOOD (0.31%)
 Travis Perkins                                     21,411                 710,329
BUILDING-HEAVY CONSTRUCTION (1.34%)
 Actividades de Construccion y
  Servicios                                         43,895               1,002,360
 Daelim Industrial                                   3,400                 176,700
 Empresas ICA Sociedad
  Controladora /2/                                 286,452                 110,500
 Vinci /1/                                          12,962               1,740,717
                                                                         3,030,277
BUILDING-RESIDENTIAL & COMMERCIAL (0.56%)
 McCarthy & Stone                                    7,618                  87,243
 Persimmon                                          83,494               1,104,469
 Token /1/ /2/                                       2,157                  86,726
                                                                         1,278,438
CASINO SERVICES (0.08%)
 Aristocrat Leisure                                 24,278                 189,364
CELLULAR TELECOMMUNICATIONS (2.83%)
 Advanced Info Service Public /3/                   35,336                  97,322
 America Movil                                     100,536                 264,170
 Far EasTone Telecommunications                    181,600                 220,625
 Maxis Communications                               87,431                 215,126
 mm02 /2/                                          863,364               2,034,672
 Mobistar /2/                                        1,990                 186,503
 Taiwan Cellular                                   146,000                 163,553
 Vimpel Communications /2/                           2,662                  96,205
 Vodafone Group                                  1,157,915               3,134,547
                                                                         6,412,723
CHEMICALS-DIVERSIFIED (2.11%)
 BASF                                               20,805               1,496,535
 DSMA                                                1,905                 123,306
 K+S                                                 3,903                 207,962
 Mitsubishi Gas Chemical                           282,940               1,333,659
 Sumitomo Chemical                                 157,623                 772,194
 Tosoh                                             190,947                 859,047
                                                                         4,792,703
CHEMICALS-SPECIALTY (0.81%)
 Auriga Industries                                   2,078                  43,667
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (CONTINUED)
                                                                      $
 Clariant                                           44,042                 710,729
 Methanex                                           59,547               1,088,908
                                                                         1,843,304
CIRCUIT BOARDS (0.10%)
 Unimicron Technology                              311,000                 226,699
COAL (0.05%)
 Yanzhou Coal Mining                                75,977                 108,501
COATINGS & PAINT (0.05%)
 Kansai Paint /1/                                   18,586                 112,818
COMMERCIAL BANKS (7.80%)
 ABSA Group                                         23,650                 319,000
 Amagerbanken                                          416                  59,824
 Anglo Irish Bank                                   83,304               2,026,834
 Banca Popolare di Lodi                             14,670                 162,712
 Banco do Brasil                                    24,249                 296,722
 Banco Santander Chile                               3,400                 115,124
 Bancolombia                                        12,611                 178,067
 Bank Austria Creditanstalt                         13,339               1,205,714
 Bank Leumi Le-Israel                              113,868                 310,765
 Bank Mandiri Persero                              986,000                 204,476
 Bank of Ireland                                    55,370                 917,440
 Bank of Kyoto /1/                                  24,797                 220,213
 Bank of Piraeus                                    56,598                 989,330
 BBVA Banco Frances                                  7,553                  54,155
 Chiba Bank                                        103,000                 688,543
 Credicorp                                           6,657                 105,247
 Dah Sing Financial                                 11,367                  88,111
 DnB Holding                                       200,154               1,974,557
 E.Sun Financial Holding                           205,375                 171,092
 FinecoGroup /1/ /2/                                25,463                 196,588
 Hana Bank                                           7,350                 183,182
 Hansabank                                          11,510                 150,348
 IntesaBci                                         418,266               2,012,589
 National Bank of Greece                            51,188               1,689,336
 Nordea                                            217,749               2,195,381
 OTP Bank                                            5,055                 155,797
 Sapporo Hokuyo Holdings                                11                  82,658
 Siam Commercial Bank Public /3/                    79,600                 100,396
 Toronto-Dominion Bank                              17,475                 728,083
 Wing Hang Bank                                     14,010                  98,234
                                                                        17,680,518
COMMERCIAL SERVICES (0.04%)
 Aggreko                                            29,969                  98,965
COMMUNICATIONS SOFTWARE (0.06%)
 Telelogic /2/                                      56,428                 133,313
COMPUTER SERVICES (0.04%)
 ALTEN /1/ /2/                                       2,237                  49,866
 EDB Business Partner /2/                            4,072                  33,280
                                                                            83,146
COMPUTERS (0.15%)
 High Tech Computer                                 71,000                 342,790
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-INTEGRATED SYSTEMS (0.45%)
                                                                      $
 Itochu Techno-Science /1/                          20,000                 800,234
 NIWS                                                   75                 217,381
                                                                         1,017,615
COMPUTERS-PERIPHERAL EQUIPMENT (0.59%)
 Logitech International /2/                         20,559               1,256,574
 Roland /1/                                          1,370                  71,395
                                                                         1,327,969
CONSULTING SERVICES (0.13%)
 Jaakko Poyry Group                                  1,234                  37,236
 Savills                                             6,821                  68,851
 WS Atkins                                          13,614                 186,230
                                                                           292,317
CONTAINERS-METAL & GLASS (0.02%)
 Singamas Container Holdings                        75,977                  41,788
COSMETICS & TOILETRIES (0.03%)
 Body Shop International                            19,514                  60,319
CRUISE LINES (0.63%)
 Carnival                                           23,523               1,434,792
DISTRIBUTION-WHOLESALE (0.79%)
 Esprit Holdings                                    31,763                 192,065
 Inchcape                                            3,423                 128,282
 Univar                                              1,304                  35,963
 Wolseley                                           77,361               1,445,896
                                                                         1,802,206
DIVERSIFIED FINANCIAL SERVICES (0.64%)
 Deutsche Boerse                                     1,776                 106,821
 RMB Holdings                                       27,519                 106,290
 Sampo Ojy                                          72,532               1,001,665
 Shinhan Financial Group                            10,340                 233,729
                                                                         1,448,505
DIVERSIFIED MANUFACTURING OPERATIONS (0.44%)
 Charter /2/                                        38,637                 172,467
 NKT Holding                                         2,612                  76,128
 Orica                                              46,278                 738,969
                                                                           987,564
DIVERSIFIED MINERALS (1.77%)
 Antofagasta                                        10,615                 228,049
 BHP Billiton                                      157,548               1,845,108
 Teck Cominco                                       38,609               1,189,704
 Xstrata                                            42,108                 751,842
                                                                         4,014,703
DIVERSIFIED OPERATIONS (1.73%)
 Barloworld                                          8,595                 162,174
 Bradespar /2/                                      17,539                 577,810
 Brascan /1/                                        42,702               1,537,864
 China Merchants Holdings
  International                                     86,545                 163,120
 Imperial Holdings /2/                              11,628                 214,655
 Ordina /1/                                          3,597                  45,127
 Wharf Holdings                                    351,000               1,228,299
                                                                         3,929,049
ELECTRIC PRODUCTS-MISCELLANEOUS (0.64%)
 Casio Computer /1/                                 72,696               1,121,620
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC PRODUCTS-MISCELLANEOUS (CONTINUED)
                                                                      $
 LG Electronics                                      5,170                 320,128
                                                                         1,441,748
ELECTRIC-GENERATION (0.47%)
 Electric Power Development /2/                     30,161                 844,755
 Electricity Generating Public /3/                  51,167                  98,778
 National Thermal Power /2/                         63,270                 127,137
                                                                         1,070,670
ELECTRIC-INTEGRATED (3.06%)
 ASM Brescia                                        26,549                  90,939
 E.ON                                               24,071               2,198,029
 Fortum                                            108,497               2,008,603
 International Power /2/                           230,461                 680,286
 Korea Electric Power /2/                            9,430                 244,586
 RWE                                                27,628               1,524,666
 Union Electrica Fenosa                              7,508                 197,471
                                                                         6,944,580
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.62%)
 Funkwerk                                              853                  37,798
 Hon Hai Precision Industry                         77,000                 357,179
 Jurong Technologies Industrial                     41,310                  35,429
 LG Micron                                           1,783                 105,065
 Samsung Electronics                                 1,790                 778,975
 Samsung SDI                                           890                  97,150
                                                                         1,411,596
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.02%)
 Kontron /2/                                         4,735                  43,379
ELECTRONIC MEASUREMENT INSTRUMENTS (0.09%)
 Leica Geosystems /2/                                  351                 108,038
 Techem /2/                                          2,666                  97,117
                                                                           205,155
ENERGY-ALTERNATE SOURCES (0.05%)
 SolarWorld /1/                                      1,147                 103,833
ENTERPRISE SOFTWARE & SERVICE (0.02%)
 Unit 4 Agresso /2/                                  2,290                  35,485
EXTENDED SERVICE CONTRACTS (0.04%)
 Accord Customer Care Solutions
  /2/                                              164,588                  86,206
FINANCE-CONSUMER LOANS (0.96%)
 African Bank Investments                           41,227                 133,917
 Aiful                                              10,866               1,195,080
 Lopro                                              12,429                  95,216
 Nissin                                             18,540                  46,680
 Sanyo Shinpan Finance                              10,041                 713,364
                                                                         2,184,257
FINANCE-CREDIT CARD (0.29%)
 Credit Saison                                      18,293                 665,882
FINANCE-INVESTMENT BANKER & BROKER (0.59%)
 Ichiyoshi Securities                               10,899                 101,364
 Mediobanca                                         76,075               1,231,552
                                                                         1,332,916
FINANCE-LEASING COMPANY (0.09%)
 Ricoh Leasing                                       3,166                  80,950
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-LEASING COMPANY (CONTINUED)
                                                                      $
 Sumisho Lease                                       3,250                 132,575
                                                                           213,525
FINANCE-OTHER SERVICES (0.13%)
 Grupo Financiero Banorte                           29,285                 184,427
 SFE /1/                                            17,626                 121,313
                                                                           305,740
FINANCIAL GUARANTEE INSURANCE (0.06%)
 Euler Hermes /2/                                    1,992                 137,277
FOOD-CONFECTIONERY (0.03%)
 Lindt & Spruengli                                       4                  58,570
FOOD-DAIRY PRODUCTS (0.03%)
 Morinaga Milk Industry                             13,689                  58,646
FOOD-FLOUR & GRAIN (0.37%)
 Nisshin Seifun Group                               74,681                 827,926
FOOD-MISCELLANEOUS/DIVERSIFIED (1.05%)
 Global Bio-Chem Technology Group
  - warrants /2/                                    66,063                   3,145
 IAWS Group                                          5,240                  86,894
 J-Oil Mills /1/                                    13,914                  51,463
 Kikkoman /1/                                       54,666                 521,213
 Nisshin Oillio Group                               11,847                  61,044
 Orkla                                              18,968                 623,221
 Royal Numico /2/                                   28,722               1,035,741
                                                                         2,382,721
FOOD-RETAIL (1.12%)
 Cencosud /4/                                        4,061                 107,416
 Colruyt                                             1,457                 236,859
 Delhaize Group /2/                                  2,280                 173,394
 Tesco                                             325,905               2,011,644
                                                                         2,529,313
FORESTRY (0.08%)
 Great Southern Plantations /1/                     26,915                  88,826
 West Fraser Timber                                  2,113                  85,003
                                                                           173,829
GAS-DISTRIBUTION (0.12%)
 Korea Gas                                           4,150                 128,685
 OAO Gazprom                                         4,232                 149,178
                                                                           277,863
GOLD MINING (0.02%)
 NovaGold Resources /2/                              6,954                  54,267
HOTELS & MOTELS (0.59%)
 Hotel Shilla                                        7,040                  42,640
 InterContinental Hotels Group                     104,088               1,292,961
                                                                         1,335,601
HUMAN RESOURCES (0.12%)
 Capita Group                                       15,501                 108,923
 Ranstad Holding                                     3,875                 152,482
                                                                           261,405
IMPORT & EXPORT (0.63%)
 Mitsubishi                                              1                      13
 Mitsui                                            145,000               1,300,430
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
IMPORT & EXPORT (CONTINUED)
                                                                      $
 Testrite International                            200,576                 126,586
                                                                         1,427,029
INDEPENDENT POWER PRODUCER (0.04%)
 YTL Power International                           176,000                  83,368
INDUSTRIAL AUTOMATION & ROBOTS (0.05%)
 CKD                                                19,210                 119,043
INSTRUMENTS-SCIENTIFIC (0.01%)
 As One /1/                                          1,025                  29,609
INTERNET SECURITY (0.11%)
 Check Point Software Technologies
  /2/                                               10,577                 260,512
INVESTMENT COMPANIES (0.05%)
 Macquarie Airports                                 47,877                 117,847
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.06%)
 Muenchmeyer Petersen Capital                        1,750                 131,898
LEISURE & RECREATION PRODUCTS (0.04%)
 Mars Engineering                                    2,618                  88,399
LIFE & HEALTH INSURANCE (0.59%)
 Cathay Financial Holding                          123,000                 252,288
 Industrial-Alliance Life
  Insurance /2/                                        703                  32,264
 New Africa Capital                                 79,366                 153,555
 Shin Kong Financial Holding                       200,000                 193,121
 Swiss Life Holding /2/                              4,803                 699,056
                                                                         1,330,284
LOTTERY SERVICES (0.03%)
 Intralot-Integrated Lottery
  Systems & Services                                 3,056                  74,936
MACHINERY-ELECTRICAL (0.80%)
 Nidec                                              14,900               1,816,151
MACHINERY-FARM (0.50%)
 Kubota                                            227,404               1,127,366
MACHINERY-GENERAL INDUSTRY (0.64%)
 Andritz                                             1,238                  94,402
 MAN                                                29,236               1,121,833
 Okuma /2/                                          27,141                 115,482
 Saurer /2/                                          1,163                  68,526
 Top Engineering                                     4,489                  48,351
                                                                         1,448,594
MEDICAL INSTRUMENTS (0.17%)
 Elekta /2/                                          3,798                 109,447
 Shimadzu                                           15,366                  92,973
 Sysmex                                              2,675                 125,566
 Topcon /2/                                          4,213                  57,971
                                                                           385,957
MEDICAL LABORATORY & TESTING SERVICE (0.05%)
 Diagnosticos da America /2/ /4/                     3,928                 106,038
MEDICAL PRODUCTS (1.01%)
 Gambro                                             42,512                 606,136
 Nobel Biocare Holding                                 856                 155,075
 Phonak Holding                                     25,132                 828,819
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
                                                                      $
 Straumann Holding                                     693                 143,829
 Terumo                                             20,582                 554,370
                                                                         2,288,229
MEDICAL-BIOMEDICAL/GENE (0.08%)
 Genmab /2/                                          3,020                  55,185
 GPC Biotech /2/                                     4,673                  67,329
 MorphoSys /1/ /2/                                   1,206                  63,275
                                                                           185,789
MEDICAL-DRUGS (3.59%)
 AstraZeneca                                        16,733                 605,570
 Eisai                                              17,166                 564,550
 Fujirebio                                           3,373                  47,894
 GlaxoSmithKline                                    23,907                 560,887
 Merck                                              10,136                 693,001
 Novartis                                           23,883               1,203,497
 Ono Pharmaceutical                                 16,696                 936,879
 Orion OYJ /1/                                      10,418                 168,653
 Roche Holding                                      14,643               1,685,664
 Sankyo                                             25,800                 582,873
 Sanofi-Synthelabo                                   6,822                 545,241
 Schering                                            7,260                 542,551
                                                                         8,137,260
MEDICAL-NURSING HOMES (0.03%)
 Extendicare /2/                                     6,077                  78,362
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.38%)
 Alliance Unichem                                   60,284                 872,096
METAL PROCESSORS & FABRICATION (0.11%)
 CFF Recycling                                       1,244                  36,185
 KITZ                                               38,183                 214,633
                                                                           250,818
METAL-IRON (0.03%)
 Portman /1/                                        35,570                  78,352
MISCELLANEOUS MANUFACTURERS (0.07%)
 Amano                                               8,890                  88,319
 Balda                                               4,352                  49,867
 Fenner                                             11,842                  27,283
                                                                           165,469
MONEY CENTER BANKS (9.56%)
 Banco Bilbao Vizcaya Argentaria
  /1/                                              130,182               2,309,195
 Barclays                                          215,459               2,421,980
 BNP Paribas /1/                                    19,820               1,435,920
 Credit Suisse Group                                58,209               2,446,918
 DBS Group Holdings                                114,258               1,126,901
 HBOS                                              133,722               2,175,813
 HSBC Holdings                                      51,706                 873,084
 KBC Bancassurance Holding /1/                      15,238               1,170,242
 Mitsubishi Tokyo Financial Group                      207               2,100,908
 Mizuho Financial Group                                402               2,024,319
 Royal Bank of Scotland                             26,459                 889,993
 UBS                                                32,340               2,711,827
                                                                        21,687,100
MORTGAGE BANKS (0.99%)
 Home Capital Group /2/                              4,223                 110,144
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MORTGAGE BANKS (CONTINUED)
                                                                      $
 Hypo Real Estate Holding /2/                       47,843               1,984,733
 Northern Rock                                      10,769                 161,372
                                                                         2,256,249
MULTI-LINE INSURANCE (2.21%)
 AXA /1/                                            51,575               1,274,478
 Codan                                               2,092                 116,975
 ING Groep                                          38,319               1,159,414
 Ping An Insurance Group /2/                        58,000                  98,499
 Riunione Adriatica di Sicurta                      56,361               1,274,768
 Storebrand                                        113,044               1,091,870
                                                                         5,016,004
MULTIMEDIA (1.58%)
 Publishing & Broadcasting                         125,638               1,723,533
 Vivendi Universal /2/                              58,197               1,858,159
                                                                         3,581,692
NON-FERROUS METALS (0.13%)
 Grupo Mexico                                       57,264                 288,966
NON-HOTEL GAMBLING (0.53%)
 Greek Organisation of Football
  Prognostics                                       32,230                 891,943
 Paddy Power                                         9,027                 133,129
 William Hill                                       17,049                 184,938
                                                                         1,210,010
OFFICE AUTOMATION & EQUIPMENT (0.93%)
 Canon                                              36,840               1,988,145
 Neopost /1/                                         1,461                 113,591
                                                                         2,101,736
OIL COMPANY-EXPLORATION & PRODUCTION (1.08%)
 Cairn Energy /2/                                    3,143                  65,653
 Oil & Natural Gas                                   5,806                 109,462
 Paladin Resources                                  24,711                  83,380
 Petrokazakhstan                                    25,652                 953,373
 PTT Public /3/                                     30,407                 135,403
 TAP OIL /2/                                        40,508                  53,347
 Tullow Oil                                        357,993               1,044,713
                                                                         2,445,331
OIL COMPANY-INTEGRATED (5.00%)
 BP Amoco                                          239,477               2,331,046
 China Petroleum & Chemical                        694,548                 285,944
 ENI                                                92,526               2,316,609
 LUKOIL                                              1,743                 213,517
 MOL Magyar Olaj-es Gazipari                         2,390                 168,084
 Petro-Canada                                       15,726                 802,871
 Petroleo Brasileiro                                10,708                 425,964
 Sasol                                              11,256                 241,753
 Shell Transport & Trading                         107,591                 916,628
 TotalFinaElf /1/                                   16,602               3,626,398
                                                                        11,328,814
OIL REFINING & MARKETING (1.35%)
 Chennai Petroleum                                  21,746                 114,883
 Polski Koncern Naftowy Orlen                       15,242                 192,344
 S-Oil                                              13,670                 884,747
 Statoil                                            77,840               1,220,939
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL REFINING & MARKETING (CONTINUED)
                                                                      $
 Thai Oil Public /2/ /3/                           502,315                 659,410
                                                                         3,072,323
OIL-FIELD SERVICES (0.09%)
 Stolt Offshore /2/                                 31,261                 202,328
OPTICAL SUPPLIES (0.63%)
 HOYA                                               12,600               1,422,680
PETROCHEMICALS (0.19%)
 Honam Petrochemical                                 6,140                 286,775
 SINOPEC Shanghai Petrochemical                    403,572                 150,573
                                                                           437,348
POWER CONVERTER & SUPPLY EQUIPMENT (0.10%)
 Delta Electronics                                 127,000                 224,424
PROPERTY & CASUALTY INSURANCE (0.80%)
 Amlin                                              38,515                 105,187
 Dongbu Insurance                                    7,120                  52,135
 Northbridge Financial                               3,281                  79,961
 Promina Group                                      33,890                 143,458
 QBE Insurance Group                               101,777               1,224,669
 Samsung Fire & Marine Insurance                     2,790                 219,653
                                                                         1,825,063
PROPERTY TRUST (0.07%)
 Commonwealth Property Office Fund                 168,574                 165,181
PUBLIC THOROUGHFARES (0.12%)
 Autostrada Torino                                   6,196                 158,079
 Societe Des Autoroutes Paris /2/                    1,887                 114,010
                                                                           272,089
PUBLISHING-BOOKS (0.05%)
 Yell Group                                         13,331                 112,679
PUBLISHING-NEWSPAPERS (0.13%)
 Arnoldo Mondadori Editore                          13,868                 160,037
 Spir Communication                                    190                  37,267
 Trinity Mirror                                      8,143                  99,509
                                                                           296,813
PUBLISHING-PERIODICALS (0.69%)
 United Business Media                             170,158               1,567,279
QUARRYING (0.05%)
 Eramet                                              1,317                 118,507
REAL ESTATE MANAGEMENT & SERVICES (0.23%)
 Corio                                               4,359                 255,366
 Goldcrest /1/                                       1,551                 107,467
 Midland Realty Holdings                           289,163                 163,690
                                                                           526,523
REAL ESTATE OPERATOR & DEVELOPER (2.45%)
 British Land                                       11,300                 194,495
 Capital & Regional                                  4,327                  57,612
 China Overseas Land & Investment                  813,242                 200,886
 Fadesa Inmobiliaria /2/                             6,139                 118,908
 Inmobiliaria Colonial                               5,200                 209,216
 Inmobiliaria Urbis                                  7,516                 109,108
 IRSA Inversiones y
  Representaciones /2/                               1,192                  13,410
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REAL ESTATE OPERATOR & DEVELOPER (CONTINUED)
                                                                      $
 Kerry Properties /1/                               47,177                 100,755
 Land Securities Group                              42,986               1,155,404
 Liberty International                              63,429               1,183,068
 Mitsui Fudosan                                     97,621               1,186,085
 Sino Land                                       1,031,836               1,015,547
                                                                         5,544,494
RENTAL-AUTO & EQUIPMENT (0.04%)
 Northgate                                           5,869                  96,115
RETAIL-APPAREL & SHOE (1.05%)
 Aoki International                                  3,260                  43,490
 Edgars Consolidated Stores                          6,800                 364,819
 Next                                               59,963               1,898,379
 POINT                                               1,961                  64,876
                                                                         2,371,564
RETAIL-AUTOMOBILE (0.06%)
 Astra International                               123,349                 127,568
RETAIL-BUILDING PRODUCTS (0.09%)
 Grafton Group /2/                                  19,044                 205,790
RETAIL-CONSUMER ELECTRONICS (0.16%)
 Carphone Warehouse                                 59,989                 197,522
 Grupo Elektra                                       2,717                 101,181
 JB Hi-Fi                                           18,566                  56,469
                                                                           355,172
RETAIL-DISCOUNT (0.04%)
 Siam Makro /3/                                     76,568                  96,572
RETAIL-DRUG STORE (0.04%)
 Sundrug                                             1,256                  44,249
 Tsuruha                                             1,597                  44,417
                                                                            88,666
RETAIL-HOME FURNISHINGS (0.12%)
 JD Group                                           22,605                 272,042
RETAIL-HYPERMARKETS (0.05%)
 Controladora Comercial Mexicana                    94,280                 106,146
RETAIL-MAJOR DEPARTMENT STORE (0.03%)
 David Jones /1/                                    42,954                  74,751
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.65%)
 Clinton Cards                                      21,731                  40,887
 Coles Myer                                         94,666                 731,698
 Foschini                                           32,003                 227,223
 Ryohin Keikaku                                      9,500                 477,457
                                                                         1,477,265
RETAIL-MUSIC STORE (0.33%)
 HMV Group                                         151,509                 754,840
RETAIL-PUBS (0.64%)
 Punch Taverns                                     110,159               1,458,254
RUBBER-TIRES (0.92%)
 Continental                                        32,754               2,081,350
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.08%)
 Taiwan Semiconductor                                                 $
  Manufacturing                                    110,000                 175,292
SOAP & CLEANING PRODUCTS (0.42%)
 McBride                                            52,700                 143,674
 Reckitt Benckiser                                  26,380                 798,197
                                                                           941,871
STEEL PRODUCERS (1.69%)
 Arcelor                                            43,443               1,002,077
 Cherepovets MK Severstal /2/ /3/                    1,179                  40,384
 China Steel                                        87,520                  98,871
 Corus Group /2/                                    98,574                  96,046
 Dongkuk Steel Mill                                  6,300                 108,631
 Gerdau AmeriSteel /2/                              14,477                  97,629
 INI Steel                                           6,890                  89,852
 IPSCO                                               4,845                 231,746
 Iscor                                              17,994                 209,205
 JFE Holdings /1/                                   24,600                 702,206
 Nippon Steel                                      250,681                 614,042
 POSCO                                               6,682                 297,549
 Russel Metals                                       9,313                 120,479
 Tata Iron & Steel                                  13,591                 120,512
                                                                         3,829,229
STORAGE & WAREHOUSING (0.03%)
 Westshore Terminals                                 5,577                  58,277
TELECOMMUNICATION EQUIPMENT (0.64%)
 Option /1/ /2/                                      2,042                  73,414
 Telefonaktiebolaget LM Ericsson
  /2/                                              430,258               1,372,599
                                                                         1,446,013
TELECOMMUNICATION SERVICES (1.59%)
 Maroc Telecom /2/                                   8,325                  87,600
 Maroc Telecom /2/                                   9,462                 108,163
 Orascom Telecom Holding /2/ /4/                     8,087                 166,923
 SK Telecom                                         16,050                 357,112
 StarHub /2/                                       824,932                 555,884
 Telekom Malaysia                                   29,140                  88,954
 Telekomunikasi Indonesia                          296,592                 154,167
 Telenor                                           230,498               2,093,136
                                                                         3,611,939
TELEPHONE-INTEGRATED (2.06%)
 China Netcom Group /2/                            161,838                 219,665
 Cia de Telecomunicaciones de
  Chile                                              9,282                 104,330
 Deutsche Telekom /2/                               77,746               1,758,453
 Hellenic Telecommunications
  Organization                                      61,717               1,109,010
 Philippine Long Distance
  Telephone /2/                                     11,439                 285,174
 Royal KPN /2/                                      98,746                 938,201
 Telkom South Africa                                14,516                 252,508
                                                                         4,667,341
TELEVISION (0.80%)
 Antena 3 Television /2/                             2,244                 162,116
 CanWest Global Communications /2/                   1,614                  19,478
 Mediaset                                          128,819               1,633,657
                                                                         1,815,251
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TOBACCO (1.99%)
                                                                      $
 Imperial Tobacco Group                             67,012               1,837,214
 Japan Tobacco                                         133               1,518,591
 Korea Tobacco & Ginseng                            34,168               1,021,541
 PT Hanjaya Mandala Sampoerna                      177,805                 127,380
                                                                         4,504,726
TRANSPORT-MARINE (0.98%)
 China Shipping Development                        126,690                 112,466
 Dampskibsselskabet Torm /1/                         4,064                 166,346
 Great Eastern Shipping                             25,506                  97,958
 Kawasaki Kisen Kaisha /1/                          21,313                 137,067
 Malaysia International Shipping                    25,785                 103,819
 Mitsui O.S.K. Lines                               114,142                 685,052
 Nippon Yusen Kabushiki Kaisha /1/                 142,933                 769,972
 Orient Overseas International                      26,612                 100,830
 Wilhelmsen                                          1,521                  39,427
                                                                         2,212,937
TRANSPORT-RAIL (0.41%)
 Canadian National Railway                          15,100                 920,884
TRANSPORT-SERVICES (0.40%)
 Exel                                               51,937                 721,430
 Toll Holdings                                      17,624                 176,700
                                                                           898,130
VENTURE CAPITAL (0.02%)
 Japan Asia Investment                               8,751                  36,210
WATER (0.77%)
 Kelda Group                                       144,949               1,754,605
WEB PORTALS (0.07%)
 eAccess /1/ /2/                                        91                  80,370
 Iliad                                               2,082                  78,899
                                                                           159,269
WIRE & CABLE PRODUCTS (0.05%)
 LG Cable /2/                                        5,140                 107,001
WIRELESS EQUIPMENT (0.65%)
 Gemtek Technology                                  87,000                 231,982
 Hitachi Kokusai Electric                           10,950                  96,174
 Nokia                                              73,002               1,153,029
                                                                         1,481,185
                                      TOTAL COMMON STOCKS              220,084,643

                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.58%)
AIRLINES (0.05%)
 Gol Linhas Aereas Inteligentes                      7,227                 114,963
COMMERCIAL BANKS (0.13%)
 Banco Bradesco                                     12,291                 297,233
 Banco Bradesco-Rights                                 453                   4,102
                                                                           301,335
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
FOOD-MEAT PRODUCTS (0.10%)
                                                                      $
 Sadia                                             101,466                 228,451
PETROCHEMICALS (0.05%)
 Braskem                                         2,291,712                 115,621
STEEL PRODUCERS (0.21%)
 Cia Siderurgica de Tubarao                      4,110,184                 242,185
 Usinas Siderurgicas de Minas
  Gerais                                            10,817                 219,721
                                                                           461,906
TEXTILE-PRODUCTS (0.04%)
 Cia de Tecidos do Norte de Minas
  - Coteminas                                      832,456                  94,027
                                   TOTAL PREFERRED STOCKS                1,316,303

                                    Principal

                                    Amount                                Value

------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.89%)
BREWERY (1.89%)
 Anheuser-Busch
                                               $                      $
  2.05%; 01/03/05                                4,280,000               4,279,513
                                   TOTAL COMMERCIAL PAPER                4,279,513


                                    Maturity

                                    Amount                                Value

------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (7.26%)
 Credit Suisse First Boston;
  2.25%; dated 12/31/04 maturing
  01/03/05 (U.S. Government Agency
  Securities; $17,614,471;
  01/01/34 - 08/01/34) /5/                     $16,477,497            $ 16,474,408
                              TOTAL REPURCHASE AGREEMENTS               16,474,408
                                                                      ------------

                    TOTAL PORTFOLIO INVESTMENTS (106.79%)              242,154,867
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-6.79%)                                                              (15,401,809)
                               TOTAL NET ASSETS (100.00%)             $226,753,058
                                                                      ---------------




                            SCHEDULE OF INVESTMENTS
                             INTERNATIONAL ACCOUNT

                               DECEMBER 31, 2004


/1 /Security or a portion of the security was on loan at the end of the period. /2 /Non-income producing security.
/3 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,228,265 or 0.54% of net assets.
/4 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $380,377 or 0.17% of net assets.
/5 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 38,271,079
Unrealized Depreciation                          (331,728)
                                             ------------
Net Unrealized Appreciation (Depreciation)     37,939,351
Cost for federal income tax purposes         $204,207,624


                   INVESTMENTS BY COUNTRY (UNAUDITED)
 Country                           Value                   Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Argentina                       $     54,155                    0.02%
 Australia                          7,778,599                    3.21
 Austria                            1,300,116                    0.54
 Belgium                            2,718,376                    1.12
 Bermuda                              163,691                    0.07
 Brazil                             2,722,837                    1.12
 Canada                             8,189,296                    3.38
 Cayman Islands                        84,647                    0.04
 Chile                                443,724                    0.18
 China                                548,982                    0.23
 Colombia                             178,067                    0.07
 Denmark                              827,215                    0.34
 Egypt                                166,923                    0.07
 Finland                            4,369,187                    1.80
 France                            12,453,903                    5.14
 Germany                           14,545,819                    6.01
 Greece                             4,754,556                    1.96
 Hong Kong                          3,659,444                    1.51
 Hungary                              323,881                    0.13
 India                                916,198                    0.38
 Indonesia                            613,591                    0.25
 Ireland                            3,543,150                    1.46
 Israel                               571,276                    0.24
 Italy                              9,424,239                    3.89
 Japan                             40,165,893                   16.59
 Korea                              6,213,173                    2.57
 Luxembourg                         1,204,405                    0.50
 Malaysia                             737,857                    0.30
 Mexico                             1,167,467                    0.48
 Morocco                              195,763                    0.08
 Netherlands                        3,882,786                    1.60
 Norway                             7,076,430                    2.92
 Peru                                 105,247                    0.04
 Philippines                          285,174                    0.12
 Poland                               262,115                    0.11
 Russia                               499,285                    0.21
 Singapore                          1,804,420                    0.75
 South Africa                       2,657,141                    1.10
 Spain                              4,496,619                    1.86
 Sweden                             5,432,270                    2.24
 Switzerland                       13,169,931                    5.44
 Taiwan                             2,784,501                    1.15
 Thailand                           1,298,963                    0.54
 United Kingdom                    47,596,225                   19.66
 United States                     20,767,330                    8.58
                TOTAL            $242,154,867                  100.00%
                                -----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                     INTERNATIONAL EMERGING MARKETS ACCOUNT

                               DECEMBER 31, 2004

                                              Shares

                                              Held                                 Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (90.85%)
AGRICULTURAL OPERATIONS (0.76%)
                                                                                $
 IOI Berhad                                                  131,704                329,260
AIRLINES (0.53%)
 LAN Airlines                                                  7,189                231,486
APPLICATIONS SOFTWARE (0.83%)
 Infosys Technologies                                          7,562                363,401
AUDIO & VIDEO PRODUCTS (0.55%)
 ReignCom                                                      8,847                240,148
AUTO-CARS & LIGHT TRUCKS (1.10%)
 Hyundai Motor                                                 5,750                308,274
 Proton Holdings                                              71,626                169,640
                                                                                    477,914
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.00%)
 Hyundai Mobis                                                     5                    316
BREWERY (0.47%)
 Efes Breweries International /1/                              6,865                205,950
BUILDING & CONSTRUCTION-MISCELLANEOUS (1.03%)
 LG Engineering & Construction /1/                            11,280                310,549
 Polimex-Mostostal Siedlce                                    12,304                138,016
                                                                                    448,565
BUILDING PRODUCTS-CEMENT & AGGREGATE (1.73%)
 Cemex                                                        30,749                224,542
 Gujarat Ambuja Cements Ltd. /1/                              33,283                307,449
 Siam Cement                                                  31,150                221,297
                                                                                    753,288
BUILDING-HEAVY CONSTRUCTION (0.51%)
 Empresas ICA Sociedad Controladora /1/                      573,975                221,413
CELLULAR TELECOMMUNICATIONS (4.71%)
 Advanced Info Service Public /2/                             67,702                186,464
 America Movil                                               199,883                525,215
 Far EasTone Telecommunications                              346,500                420,961
 Maxis Communications                                        161,097                396,383
 Taiwan Cellular                                             292,000                327,106
 Vimpel Communications /1/                                     5,307                191,795
                                                                                  2,047,924
CIRCUIT BOARDS (1.04%)
 Unimicron Technology                                        620,000                451,941
COAL (0.49%)
 Yanzhou Coal Mining                                         148,662                212,301
COMMERCIAL BANKS (11.31%)
 ABSA Group                                                   46,640                629,097
 Banco do Brasil                                              43,454                531,723
 Banco Santander Chile                                         6,700                226,862
 Bancolombia                                                  18,163                256,462
 Bank Leumi Le-Israel                                        205,628                561,193
 Bank Mandiri Persero                                      1,953,000                405,012
 Bank of the Philippine Islands                              207,781                194,361
 BBVA Banco Frances                                           15,337                109,966
 Credicorp                                                    13,126                207,522
 E.Sun Financial Holding                                     408,925                340,663
 Finansbank /1/                                          208,112,342                373,476
                                              Shares

                                              Held                                 Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                                $
 Hana Bank                                                    12,560                313,029
 Hansabank                                                    21,710                283,585
 OTP Bank                                                      9,373                288,879
 Siam Commercial Bank Public /2/                             157,300                198,396
                                                                                  4,920,226
COMPUTERS (1.58%)
 High Tech Computer                                          142,000                685,579
COMPUTERS-PERIPHERAL EQUIPMENT (0.00%)
 Lite-On Technology                                              200                    214
DISTRIBUTION-WHOLESALE (0.88%)
 Esprit Holdings                                              63,315                382,853
DIVERSIFIED FINANCIAL SERVICES (1.56%)
 RMB Holdings                                                 54,579                210,808
 Shinhan Financial Group                                      20,615                465,988
                                                                                    676,796
DIVERSIFIED MINERALS (1.04%)
 Antofagasta                                                  21,057                452,382
DIVERSIFIED OPERATIONS (4.86%)
 Barloworld                                                   14,085                265,762
 Bradespar /1/                                                35,471              1,168,566
 China Merchants Holdings International                      135,536                255,458
 Imperial Holdings /1/                                        23,021                424,972
                                                                                  2,114,758
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.59%)
 Enka Insaat ve Sanayi                                     9,339,240                257,981
ELECTRIC PRODUCTS-MISCELLANEOUS (1.46%)
 LG Electronics                                               10,264                635,551
ELECTRIC-GENERATION (1.02%)
 Electricity Generating                                       96,300                183,429
 National Thermal Power /1/                                  128,720                258,654
                                                                                    442,083
ELECTRIC-INTEGRATED (1.11%)
 Korea Electric Power /1/                                     18,680                484,504
ELECTRONIC COMPONENTS-MISCELLANEOUS (5.46%)
 Hon Hai Precision Industry                                  151,000                700,442
 Samsung Electronics                                           3,468              1,509,210
 Samsung SDI                                                   1,520                165,919
                                                                                  2,375,571
FINANCE-CONSUMER LOANS (0.61%)
 African Bank Investments                                     82,179                266,940
FINANCE-OTHER SERVICES (0.83%)
 Grupo Financiero Banorte                                     57,608                362,796
FOOD-MISCELLANEOUS/DIVERSIFIED (0.00%)
 Global Bio-Chem Technology Group - warrants
  /1/                                                         33,464                  1,593
FOOD-RETAIL (0.49%)
 Cencosud /3/                                                  8,054                213,034
                                              Shares

                                              Held                                 Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GAS-DISTRIBUTION (1.11%)
                                                                                $
 Korea Gas                                                     5,930                183,880
 OAO Gazprom                                                   8,480                298,920
                                                                                    482,800
HOUSEWARES (0.72%)
 Turk Sise ve Cam Fabrikalari                            113,342,000                312,668
IMPORT & EXPORT (0.55%)
 Testrite International                                      376,906                237,871
INDEPENDENT POWER PRODUCER (0.38%)
 YTL Power International                                     346,100                163,942
INTERNET SECURITY (1.19%)
 Check Point Software Technologies /1/                        21,084                519,299
LIFE & HEALTH INSURANCE (2.74%)
 Cathay Financial Holding                                    245,000                502,524
 New Africa Capital                                          160,507                310,544
 Shin Kong Financial Holding                                 394,000                380,448
                                                                                  1,193,516
MEDICAL LABORATORY & TESTING SERVICE (0.48%)
 Diagnosticos da America /1/ /3/                               7,784                210,133
MULTI-LINE INSURANCE (0.45%)
 Ping An Insurance Group /1/                                 115,000                195,299
NON-FERROUS METALS (1.34%)
 Grupo Mexico                                                115,284                581,746
OIL COMPANY-EXPLORATION & PRODUCTION (1.10%)
 Oil & Natural Gas                                            10,966                206,745
 PTT Public /2/                                               60,810                270,788
                                                                                    477,533
OIL COMPANY-INTEGRATED (6.46%)
 China Petroleum & Chemical                                1,367,273                562,903
 LUKOIL                                                        3,493                427,892
 MOL Magyar Olaj-es Gazipari                                   5,031                353,820
 Petroleo Brasileiro                                          21,199                843,296
 Sasol                                                        18,472                396,736
 Thai Oil Public /2/                                         172,694                226,703
                                                                                  2,811,350
OIL REFINING & MARKETING (1.29%)
 Chennai Petroleum                                            42,779                225,999
 Polski Koncern Naftowy Orlen                                 26,529                334,779
                                                                                    560,778
PETROCHEMICALS (1.93%)
 Honam Petrochemical                                          11,590                541,322
 SINOPEC Shanghai Petrochemical                              798,260                297,831
                                                                                    839,153
POWER CONVERTER & SUPPLY EQUIPMENT (1.02%)
 Delta Electronics                                           252,000                445,314
PROPERTY & CASUALTY INSURANCE (0.99%)
 Samsung Fire & Marine Insurance                               5,460                429,859
REAL ESTATE OPERATOR & DEVELOPER (0.97%)
 China Overseas Land & Investment                          1,350,675                333,642
                                              Shares

                                              Held                                 Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REAL ESTATE OPERATOR & DEVELOPER (CONTINUED)
                                                                                $
 IRSA Inversiones y Representaciones /1/                       7,813                 87,896
                                                                                    421,538
RETAIL-APPAREL & SHOE (1.66%)
 Edgars Consolidated Stores                                   13,463                722,288
RETAIL-AUTOMOBILE (0.58%)
 Astra International                                         245,035                253,416
RETAIL-CONSUMER ELECTRONICS (0.46%)
 Grupo Elektra                                                 5,401                201,133
RETAIL-DISCOUNT (0.45%)
 Siam Makro /2/                                              153,821                194,009
RETAIL-HOME FURNISHINGS (1.25%)
 JD Group                                                     45,022                541,822
RETAIL-HYPERMARKETS (0.49%)
 Controladora Comercial Mexicana                             187,939                211,594
RETAIL-MISCELLANEOUS/DIVERSIFIED (1.04%)
 Foschini                                                     63,792                452,927
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.80%)
 Taiwan Semiconductor Manufacturing                          217,948                347,314
STEEL PRODUCERS (3.51%)
 Cherepovets MK Severstal /1/ /2/                              2,390                 81,865
 China Steel                                                 174,000                196,566
 Iscor                                                        35,984                418,363
 POSCO                                                        13,262                590,557
 Tata Iron & Steel                                            27,082                240,137
                                                                                  1,527,488
TELECOMMUNICATION SERVICES (3.92%)
 Maroc Telecom /1/                                            14,196                149,377
 Orascom Telecom Holding /1/ /3/                              16,039                331,059
 SK Telecom                                                   31,824                708,084
 Telekom Malaysia                                             68,200                208,190
 Telekomunikasi Indonesia                                    594,000                308,759
                                                                                  1,705,469
TELEPHONE-INTEGRATED (3.38%)
 China Netcom Group /1/                                      322,333                437,507
 Cia de Telecomunicaciones de Chile                           18,499                207,929
 Philippine Long Distance Telephone /1/                       12,599                305,294
 Telkom South Africa                                          29,793                518,254
                                                                                  1,468,984
TOBACCO (1.14%)
 Korea Tobacco & Ginseng                                       8,100                242,171
 PT Hanjaya Mandala Sampoerna                                354,902                254,252
                                                                                    496,423
TRANSPORT-MARINE (1.39%)
 China Shipping Development                                  251,720                223,458
 Evergreen Marine                                                932                    944
 Great Eastern Shipping                                       50,176                192,705
 Malaysia International Shipping                              46,638                187,779
                                                                                    604,886
                                              Shares

                                              Held                                 Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRE & CABLE PRODUCTS (0.49%)
                                                                                $
 LG Cable /1/                                                 10,230                212,960
WIRELESS EQUIPMENT (1.02%)
 Gemtek Technology                                           166,156                443,048
                                                TOTAL COMMON STOCKS              39,523,328

                                              Shares

                                              Held                                 Value

--------------------------------------------------------------------------------------------------
PREFERRED STOCKS (5.80%)
AIRLINES (0.53%)
 Gol Linhas Aereas Inteligentes                               14,481                230,355
COMMERCIAL BANKS (1.25%)
 Banco Bradesco                                               22,248                538,023
 Banco Bradesco-Rights                                           820                  7,425
                                                                                    545,448
FOOD-MEAT PRODUCTS (0.97%)
 Sadia                                                       186,471                419,840
PETROCHEMICALS (0.53%)
 Braskem                                                   4,545,269                229,317
STEEL PRODUCERS (2.09%)
 Cia Siderurgica de Tubarao                                8,053,445                474,535
 Usinas Siderurgicas de Minas Gerais                          21,387                434,423
                                                                                    908,958
TEXTILE-PRODUCTS (0.43%)
 Cia de Tecidos do Norte de Minas -
  Coteminas                                                1,659,432                187,436
                                             TOTAL PREFERRED STOCKS               2,521,354


                                              Principal

                                              Amount                               Value

--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.84%)
BREWERY (1.84%)
 Anheuser-Busch
                                                         $                      $
  2.05%; 01/03/05                                            800,000                799,909
                                             TOTAL COMMERCIAL PAPER                 799,909
                                                                                -----------

                               TOTAL PORTFOLIO INVESTMENTS (98.49%)              42,844,591
CASH AND RECEIVABLES, NET OF LIABILITIES (1.51%)                                    657,887
                                         TOTAL NET ASSETS (100.00%)             $43,502,478
                                                                                -------------

/1 /Non-income producing security.
/2 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,158,225 or 2.66% of net assets.
/3 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $754,226 or 1.73% of net assets.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                     INTERNATIONAL EMERGING MARKETS ACCOUNT

                               DECEMBER 31, 2004

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 7,232,423
Unrealized Depreciation                          (61,138)
                                             -----------
Net Unrealized Appreciation (Depreciation)     7,171,285
Cost for federal income tax purposes         $35,666,502

                  INVESTMENTS BY COUNTRY (UNAUDITED)
 Country                           Value                  Percentage of
                                                           Total Value
------------------------------------------------------------------------------
 Argentina                       $   109,966                    0.26%
 Brazil                            5,275,073                   12.31
 Chile                               879,311                    2.05
 China                             1,084,192                    2.53
 Colombia                            256,462                    0.60
 Egypt                               331,059                    0.77
 Hong Kong                         1,818,653                    4.25
 Hungary                             642,699                    1.50
 India                             1,795,089                    4.19
 Indonesia                         1,221,439                    2.85
 Israel                            1,080,492                    2.52
 Korea                             7,342,321                   17.14
 Malaysia                          1,455,195                    3.40
 Mexico                            2,328,439                    5.43
 Morocco                             149,377                    0.35
 Netherlands                         205,950                    0.48
 Peru                                207,522                    0.48
 Philippines                         499,655                    1.17
 Poland                              472,795                    1.10
 Russia                            1,000,472                    2.34
 South Africa                      5,158,514                   12.04
 Spain                               283,584                    0.66
 Taiwan                            5,480,935                   12.79
 Thailand                          1,254,383                    2.93
 Turkey                              944,124                    2.20
 United Kingdom                      452,382                    1.06
 United States                     1,114,508                    2.60
                TOTAL            $42,844,591                  100.00%
                                ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         INTERNATIONAL SMALLCAP ACCOUNT

                               DECEMBER 31, 2004

                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (98.16%)
ADVERTISING AGENCIES (0.38%)
                                                                      $
 Asatsu-DK /1/                                      13,309                 374,709
ADVERTISING SALES (0.84%)
 Telefonica Publicidad e
  Informacion /1/                                   90,353                 837,580
ADVERTISING SERVICES (1.02%)
 Aegis Group                                       490,055               1,013,774
AGRICULTURAL OPERATIONS (0.38%)
 Chaoda Modern Agriculture                       1,020,243                 377,372
AIRPORT DEVELOPMENT & MAINTENANCE (0.62%)
 Kobenhavns Lufthavne                                2,900                 616,294
APPLICATIONS SOFTWARE (0.25%)
 SimCorp                                             3,309                 253,955
ATHLETIC FOOTWEAR (1.05%)
 Puma                                                3,825               1,044,505
AUDIO & VIDEO PRODUCTS (0.52%)
 Bang & Olufsen                                      6,670                 498,493
 Sansui Electric /2/                                85,895                  22,633
                                                                           521,126
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.26%)
 Exedy                                              18,071                 345,830
 Keihin                                             39,026                 645,546
 Showa                                              19,539                 264,092
                                                                         1,255,468
BREWERY (0.59%)
 Wolverhampton & Dudley Breweries                   27,926                 589,231
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (1.29%)
 Geberit                                               712                 520,961
 Kingspan Group                                     80,047                 767,067
                                                                         1,288,028
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.37%)
 Abengoa                                            22,111                 218,496
 Morgan Sindall                                     14,633                 151,426
                                                                           369,922
BUILDING PRODUCTS-CEMENT & AGGREGATE (2.42%)
 Adelaide Brighton                                 598,792                 797,968
 BPB                                                87,121                 789,903
 Cementir                                           61,953                 327,576
 Italcementi                                        31,137                 501,527
                                                                         2,416,974
BUILDING-HEAVY CONSTRUCTION (1.95%)
 Daelim Industrial                                  15,172                 788,499
 Vinci /1/                                           8,655               1,162,313
                                                                         1,950,812
BUILDING-RESIDENTIAL & COMMERCIAL (1.42%)
 McCarthy & Stone                                   33,824                 387,360
 Persimmon                                          48,622                 643,178
 Token /1/ /2/                                       9,554                 384,136
                                                                         1,414,674
CASINO SERVICES (0.85%)
 Aristocrat Leisure /1/                            108,940                 849,711
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CELLULAR TELECOMMUNICATIONS (0.84%)
                                                                      $
 Mobistar /2/                                        8,927                 836,641
CHEMICALS-DIVERSIFIED (3.17%)
 DSMA                                                8,456                 547,335
 K+S                                                17,313                 922,481
 Mitsubishi Gas Chemical                           245,887               1,159,007
 Tosoh                                             119,345                 536,919
                                                                         3,165,742
CHEMICALS-SPECIALTY (1.35%)
 Auriga Industries                                   9,102                 191,269
 Methanex /1/                                       63,470               1,160,646
                                                                         1,351,915
COATINGS & PAINT (0.49%)
 Kansai Paint /1/                                   81,297                 493,478
COMMERCIAL BANKS (4.82%)
 Amagerbanken                                        1,805                 259,575
 Banca Popolare di Lodi                             63,915                 708,912
 Bank of Kyoto /1/                                 112,610               1,000,050
 Bank of Piraeus                                    44,729                 781,861
 Dah Sing Financial                                 50,020                 387,729
 FinecoGroup /1/ /2/                               113,048                 872,791
 Sapporo Hokuyo Holdings                                48                 360,691
 Wing Hang Bank                                     62,130                 435,638
                                                                         4,807,247
COMMERCIAL SERVICES (0.41%)
 Aggreko                                           125,491                 414,400
COMMUNICATIONS SOFTWARE (0.59%)
 Telelogic /2/                                     250,646                 592,160
COMPUTER SERVICES (0.37%)
 ALTEN /1/ /2/                                       9,925                 221,245
 EDB Business Partner /2/                           18,398                 150,364
                                                                           371,609
COMPUTERS-INTEGRATED SYSTEMS (0.97%)
 NIWS /1/                                              333                 965,170
COMPUTERS-PERIPHERAL EQUIPMENT (1.11%)
 Logitech International /2/                         12,923                 789,859
 Roland /1/                                          6,051                 315,334
                                                                         1,105,193
CONSULTING SERVICES (1.30%)
 Jaakko Poyry Group                                  5,404                 163,067
 Savills                                            30,378                 306,632
 WS Atkins                                          60,340                 825,409
                                                                         1,295,108
CONTAINERS-METAL & GLASS (0.19%)
 Singamas Container Holdings                       336,183                 184,901
COSMETICS & TOILETRIES (0.27%)
 Body Shop International                            86,918                 268,667
DISTRIBUTION-WHOLESALE (0.73%)
 Inchcape                                           15,144                 567,544
 Univar                                              5,745                 158,442
                                                                           725,986
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (0.47%)
                                                                      $
 Deutsche Boerse                                     7,884                 474,197
DIVERSIFIED MANUFACTURING OPERATIONS (1.11%)
 Charter /2/                                       171,646                 766,188
 NKT Holding                                        11,794                 343,742
                                                                         1,109,930
DIVERSIFIED OPERATIONS (0.20%)
 Ordina                                             15,961                 200,245
ELECTRIC-INTEGRATED (1.29%)
 ASM Brescia                                       117,865                 403,724
 Union Electrica Fenosa                             33,455                 879,916
                                                                         1,283,640
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.03%)
 Funkwerk                                            3,776                 167,321
 Jurong Technologies Industrial                    183,982                 157,789
 LG Micron                                           7,896                 465,278
 Nihon Dempa Kogyo                                   9,098                 195,331
 Star Micronics                                      5,435                  45,137
                                                                         1,030,856
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.19%)
 Kontron /2/                                        21,226                 194,459
ELECTRONIC MEASUREMENT INSTRUMENTS (0.91%)
 Leica Geosystems /2/                                1,558                 479,553
 Techem /2/                                         11,855                 431,853
                                                                           911,406
ENERGY-ALTERNATE SOURCES (0.46%)
 SolarWorld /1/                                      5,023                 454,712
ENTERPRISE SOFTWARE & SERVICE (0.16%)
 Unit 4 Agresso /2/                                 10,162                 157,465
EXTENDED SERVICE CONTRACTS (0.38%)
 Accord Customer Care Solutions
  /2/                                              730,383                 382,552
FINANCE-CONSUMER LOANS (0.64%)
 Lopro /1/                                          55,764                 427,196
 Nissin                                             82,614                 208,006
                                                                           635,202
FINANCE-INVESTMENT BANKER & BROKER (0.46%)
 Ichiyoshi Securities                               49,001                 455,723
FINANCE-LEASING COMPANY (0.95%)
 Ricoh Leasing                                      14,202                 363,123
 Sumisho Lease                                      14,366                 586,024
                                                                           949,147
FINANCE-OTHER SERVICES (0.53%)
 SFE /1/                                            77,349                 532,365
FINANCIAL GUARANTEE INSURANCE (0.61%)
 Euler Hermes /2/                                    8,847                 609,682
FOOD-CONFECTIONERY (0.23%)
 Lindt & Spruengli                                      16                 234,280
FOOD-DAIRY PRODUCTS (0.26%)
 Morinaga Milk Industry                             60,699                 260,045
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-FLOUR & GRAIN (1.07%)
                                                                      $
 Nisshin Seifun Group                               96,207               1,066,567
FOOD-MISCELLANEOUS/DIVERSIFIED (0.89%)
 IAWS Group                                         23,450                 388,868
 J-Oil Mills /1/                                    61,791                 228,543
 Nisshin Oillio Group                               52,364                 269,817
                                                                           887,228
FOOD-RETAIL (1.82%)
 Colruyt                                             6,412               1,042,375
 Delhaize Group /1/ /2/                             10,227                 777,763
                                                                         1,820,138
FORESTRY (0.77%)
 Great Southern Plantations /1/                    119,871                 395,601
 West Fraser Timber                                  9,380                 377,345
                                                                           772,946
GOLD MINING (0.24%)
 NovaGold Resources /2/                             31,161                 243,171
HOTELS & MOTELS (0.19%)
 Hotel Shilla                                       30,950                 187,458
HUMAN RESOURCES (1.16%)
 Capita Group                                       68,805                 483,482
 Ranstad Holding                                    17,168                 675,565
                                                                         1,159,047
INDUSTRIAL AUTOMATION & ROBOTS (0.53%)
 CKD                                                85,282                 528,487
INSTRUMENTS-SCIENTIFIC (0.13%)
 As One /1/                                          4,602                 132,936
INVESTMENT COMPANIES (0.52%)
 Macquarie Airports /1/                            212,565                 523,217
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.59%)
 Muenchmeyer Petersen Capital                        7,794                 587,437
LEISURE & RECREATION PRODUCTS (0.39%)
 Mars Engineering                                   11,622                 392,428
LIFE & HEALTH INSURANCE (0.14%)
 Industrial-Alliance Life
  Insurance /2/                                      3,149                 144,526
LOTTERY SERVICES (0.29%)
 Intralot-Integrated Lottery
  Systems & Services                                11,766                 288,513
MACHINERY-GENERAL INDUSTRY (2.50%)
 Andritz                                             5,498                 419,244
 MAN                                                27,597               1,058,941
 Okuma /2/                                         117,843                 501,411
 Saurer /2/                                          5,149                 303,388
 Top Engineering                                    19,968                 215,073
                                                                         2,498,057
MEDICAL INSTRUMENTS (1.71%)
 Elekta /2/                                         16,548                 476,863
 Shimadzu                                           68,197                 412,629
 Sysmex                                             11,994                 563,005
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (CONTINUED)
                                                                      $
 Topcon /2/                                         18,800                 258,690
                                                                         1,711,187
MEDICAL PRODUCTS (1.76%)
 Gambro                                             41,142                 586,602
 Nobel Biocare Holding                               3,832                 694,215
 Phonak Holding                                     14,297                 471,496
                                                                         1,752,313
MEDICAL-BIOMEDICAL/GENE (0.83%)
 Genmab /2/                                         13,587                 248,275
 GPC Biotech /2/                                    20,845                 300,336
 MorphoSys /2/                                       5,280                 277,026
                                                                           825,637
MEDICAL-DRUGS (0.97%)
 Fujirebio                                          15,235                 216,326
 Orion OYJ                                          46,191                 747,771
                                                                           964,097
MEDICAL-NURSING HOMES (0.35%)
 Extendicare /2/                                    27,175                 350,418
METAL PROCESSORS & FABRICATION (1.13%)
 CFF Recycling                                       5,520                 160,565
 KITZ                                              171,330                 963,073
                                                                         1,123,638
METAL-IRON (0.34%)
 Portman                                           155,776                 343,137
MISCELLANEOUS MANUFACTURERS (0.73%)
 Amano                                              38,932                 386,774
 Balda                                              19,506                 223,509
 Fenner                                             52,190                 120,240
                                                                           730,523
MORTGAGE BANKS (2.42%)
 Home Capital Group /2/                             18,774                 489,661
 Hypo Real Estate Holding /2/                       29,160               1,209,683
 Northern Rock                                      47,787                 716,080
                                                                         2,415,424
MULTI-LINE INSURANCE (0.52%)
 Codan                                               9,254                 517,441
NON-HOTEL GAMBLING (1.42%)
 Paddy Power                                        40,200                 592,864
 William Hill                                       75,693                 821,076
                                                                         1,413,940
OFFICE AUTOMATION & EQUIPMENT (0.50%)
 Neopost                                             6,473                 503,270
OIL COMPANY-EXPLORATION & PRODUCTION (1.53%)
 Cairn Energy /2/                                   14,044                 293,359
 Paladin Resources                                 109,636                 369,937
 TAP OIL /2/                                       176,276                 232,147
 Tullow Oil                                        217,883                 635,837
                                                                         1,531,280
OIL-FIELD SERVICES (0.88%)
 Stolt Offshore /2/                                136,114                 880,960
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (1.69%)
                                                                      $
 Amlin                                             168,910                 461,303
 Dongbu Insurance                                   31,970                 234,093
 Northbridge Financial                              14,370                 350,210
 Promina Group                                     150,536                 637,228
                                                                         1,682,834
PROPERTY TRUST (0.74%)
 Commonwealth Property Office Fund                 755,861                 740,649
PUBLIC THOROUGHFARES (0.71%)
 Autostrada Torino                                  27,597                 704,085
PUBLISHING-BOOKS (0.51%)
 Yell Group                                         59,761                 505,122
PUBLISHING-NEWSPAPERS (1.32%)
 Arnoldo Mondadori Editore                          61,577                 710,600
 Spir Communication                                    843                 165,346
 Trinity Mirror                                     36,065                 440,721
                                                                         1,316,667
PUBLISHING-PERIODICALS (0.11%)
 United Business Media                              11,910                 109,700
QUARRYING (0.53%)
 Eramet                                              5,842                 525,677
REAL ESTATE MANAGEMENT & SERVICES (2.35%)
 Corio                                              19,359               1,134,121
 Goldcrest                                           6,869                 475,943
 Midland Realty Holdings                         1,298,255                 734,922
                                                                         2,344,986
REAL ESTATE OPERATOR & DEVELOPER (3.52%)
 British Land                                       50,683                 872,352
 Capital & Regional                                 19,147                 254,933
 Fadesa Inmobiliaria /2/                            27,275                 528,298
 Inmobiliaria Colonial                              22,828                 918,457
 Inmobiliaria Urbis                                 33,386                 484,657
 Kerry Properties /1/                              211,124                 450,893
                                                                         3,509,590
RENTAL-AUTO & EQUIPMENT (0.43%)
 Northgate                                          26,173                 428,629
RETAIL-APPAREL & SHOE (1.52%)
 Aoki International                                 14,710                 196,238
 Next                                               32,769               1,037,440
 POINT                                               8,677                 287,060
                                                                         1,520,738
RETAIL-BUILDING PRODUCTS (0.91%)
 Grafton Group /2/                                  84,462                 912,699
RETAIL-CONSUMER ELECTRONICS (1.13%)
 Carphone Warehouse                                266,164                 876,380
 JB Hi-Fi                                           82,367                 250,522
                                                                         1,126,902
RETAIL-DRUG STORE (0.40%)
 Sundrug                                             5,562                 195,948
 Tsuruha                                             7,157                 199,058
                                                                           395,006
                                    Shares

                                    Held                                  Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-MAJOR DEPARTMENT STORE (0.33%)
                                                                      $
 David Jones /1/                                   188,114                 327,367
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.86%)
 Clinton Cards                                      95,616                 179,902
 Ryohin Keikaku                                     13,477                 677,335
                                                                           857,237
RETAIL-PUBS (1.01%)
 Punch Taverns                                      76,525               1,013,017
RUBBER-TIRES (1.24%)
 Continental                                        19,479               1,237,792
SOAP & CLEANING PRODUCTS (0.63%)
 McBride                                           231,582                 631,353
STEEL PRODUCERS (3.30%)
 Corus Group /2/                                   441,879                 430,545
 Dongkuk Steel Mill                                 27,572                 475,425
 Gerdau AmeriSteel /2/                              64,960                 438,073
 INI Steel                                          30,600                 399,053
 IPSCO                                              21,219               1,014,949
 Russel Metals                                      41,791                 540,634
                                                                         3,298,679
STORAGE & WAREHOUSING (0.26%)
 Westshore Terminals                                24,721                 258,321
TELECOMMUNICATION EQUIPMENT (0.33%)
 Option /1/ /2/                                      9,052                 325,439
TELEVISION (0.81%)
 Antena 3 Television /2/                             9,963                 719,768
 CanWest Global Communications /2/                   7,224                  87,184
                                                                           806,952
TRANSPORT-MARINE (1.98%)
 Dampskibsselskabet Torm /1/                        18,246                 746,837
 Kawasaki Kisen Kaisha /1/                          94,716                 609,133
 Orient Overseas International                     118,247                 448,026
 Wilhelmsen                                          6,693                 173,496
                                                                         1,977,492
TRANSPORT-SERVICES (0.78%)
 Toll Holdings                                      77,390                 775,918
VENTURE CAPITAL (0.16%)
 Japan Asia Investment                              39,687                 164,217
WATER (1.45%)
 Kelda Group                                       120,008               1,452,694
WEB PORTALS (0.70%)
 eAccess /1/ /2/                                       401                 354,158
 Iliad                                               9,141                 346,406
                                                                           700,564
WIRELESS EQUIPMENT (0.43%)
 Hitachi Kokusai Electric                           48,534                 426,277
                                      TOTAL COMMON STOCKS               98,000,282

                                    Principal

                                    Amount                                Value

------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.35%)
BREWERY (1.35%)
 Anheuser-Busch
                                               $                      $
  2.05%; 01/03/05                                1,350,000               1,349,846
                                   TOTAL COMMERCIAL PAPER                1,349,846

                                    Maturity

                                    Amount                                Value

------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (10.12%)
 Credit Suisse First Boston;
  2.25%; dated 12/31/04 maturing
  01/03/05 (collateralized by U.S.
  Government Agency Securities;
  $10,797,929; 01/01/34 -                                             $
  08/01/34) /3/                                $10,100,947              10,099,053
                              TOTAL REPURCHASE AGREEMENTS               10,099,053
                                                                      ------------

                    TOTAL PORTFOLIO INVESTMENTS (109.63%)              109,449,181
LIABILITIES, NET OF
 CASH, RECEIVABLES
 AND OTHER ASSETS
 (-9.63%)                                                               (9,615,792)
                               TOTAL NET ASSETS (100.00%)             $ 99,833,389
                                                                      ---------------

1   Security or a portion of the security was on loan at the end of the period.
2   Non-income producing security.
3   Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $22,782,395
Unrealized Depreciation                         (354,376)
                                             -----------
Net Unrealized Appreciation (Depreciation)    22,428,019
Cost for federal income tax purposes         $87,021,162

                   INVESTMENTS BY COUNTRY (UNAUDITED)
 Country                           Value                   Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Australia                       $  6,405,830                    5.85%
 Austria                              419,244                    0.38
 Belgium                            2,982,218                    2.73
 Bermuda                              734,921                    0.67
 Canada                             5,455,137                    4.98
 Cayman Islands                       377,372                    0.35
 Denmark                            3,675,882                    3.36
 Finland                              910,838                    0.83
 France                             3,694,504                    3.38
 Germany                            8,584,251                    7.84
 Greece                             1,070,373                    0.98
 Hong Kong                          1,907,189                    1.74
 Ireland                            2,661,498                    2.43
 Italy                              4,229,216                    3.86
 Japan                             18,914,237                   17.28
 Korea                              2,764,878                    2.53
 Luxembourg                           880,960                    0.81
 Netherlands                        2,873,174                    2.63
 Norway                               323,859                    0.30
 Singapore                            540,341                    0.49
 Spain                              4,587,172                    4.19
 Sweden                             1,655,625                    1.51
 Switzerland                        3,493,752                    3.19
 United Kingdom                    18,857,811                   17.23
 United States                     11,448,899                   10.46
                TOTAL            $109,449,181                  100.00%
                                -----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.


                                      175

See accompanying notes.




See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             LARGECAP BLEND ACCOUNT

                               DECEMBER 31, 2004

                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (99.09%)
                                                                                       -----
AEROSPACE & DEFENSE (0.66%)
                                                                          $
 Boeing                                                  6,000                310,620
 Raytheon                                                2,200                 85,426
 Rockwell Collins                                        5,100                201,144
                                                                              597,190
AEROSPACE & DEFENSE EQUIPMENT (0.90%)
 General Dynamics                                        2,300                240,580
 Goodrich                                                  800                 26,112
 Lockheed Martin                                         3,500                194,425
 United Technologies                                     3,400                351,390
                                                                              812,507
AGRICULTURAL CHEMICALS (0.38%)
 Agrium                                                  1,000                 16,850
 Mosaic /1/                                              4,600                 75,072
 Potash Corp. of Saskatchewan                            3,000                249,180
                                                                              341,102
AIRLINES (0.12%)
 Southwest Airlines                                      6,700                109,076
APPLIANCES (0.12%)
 Maytag                                                  2,000                 42,200
 Whirlpool                                               1,000                 69,210
                                                                              111,410
APPLICATIONS SOFTWARE (3.22%)
 Intuit /1/                                              5,200                228,852
 Mercury Interactive /1/                                 1,100                 50,105
 Microsoft                                              93,700              2,502,727
 Red Hat /1/                                            10,600                141,510
                                                                            2,923,194
AUDIO & VIDEO PRODUCTS (0.06%)
 Digital Theater Systems /1/                             2,800                 56,364
AUTO-CARS & LIGHT TRUCKS (0.30%)
 General Motors                                          6,900                276,414
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.15%)
 Paccar                                                  1,700                136,816
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.27%)
 Lear                                                    1,400                 85,414
 TRW Automotive Holdings /1/                             7,900                163,530
                                                                              248,944
BEVERAGES-NON-ALCOHOLIC (2.02%)
 Coca-Cola                                              21,600                899,208
 Cott /1/                                                5,100                126,123
 Pepsico                                                15,500                809,100
                                                                            1,834,431
BREWERY (0.25%)
 Anheuser-Busch                                          4,500                228,285
BROADCASTING SERVICES & PROGRAMMING (0.27%)
 Liberty Media /1/                                      22,100                242,658
BUILDING PRODUCTS-AIR & HEATING (0.08%)
 American Standard /1/                                   1,700                 70,244
CABLE TV (0.65%)
 Comcast /1/                                            10,400                346,112
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CABLE TV (CONTINUED)
                                                                          $
 Rogers Communications                                   9,400                245,810
                                                                              591,922
CASINO HOTELS (0.06%)
 Station Casinos                                         1,000                 54,680
CASINO SERVICES (0.30%)
 International Game Technology                           8,000                275,040
CELLULAR TELECOMMUNICATIONS (0.59%)
 Nextel Communications /1/                              10,400                312,000
 Nextel Partners /1/                                    11,400                222,756
                                                                              534,756
CHEMICALS-DIVERSIFIED (1.03%)
 Dow Chemical                                            9,700                480,247
 E. I. Du Pont de Nemours                                8,300                407,115
 Lyondell Chemical                                       1,570                 45,404
                                                                              932,766
CHEMICALS-SPECIALTY (0.17%)
 Cabot                                                   1,800                 69,624
 Ferro                                                   1,800                 41,742
 Great Lakes Chemical                                      600                 17,094
 Minerals Technologies                                     400                 26,680
                                                                              155,140
CIRCUIT BOARDS (0.14%)
 Jabil Circuit /1/                                       5,100                130,458
COMMERCIAL BANKS (0.21%)
 First Horizon National                                  1,600                 68,976
 Synovus Financial                                       4,200                120,036
                                                                              189,012
COMMERCIAL SERVICE-FINANCE (0.16%)
 Moody's                                                 1,700                147,645
COMPUTERS (1.48%)
 Gateway /1/                                             5,000                 30,050
 Hewlett-Packard                                        11,700                245,349
 International Business Machines                         9,900                975,942
 Research In Motion /1/                                  1,100                 90,662
                                                                            1,342,003
COMPUTERS-INTEGRATED SYSTEMS (1.76%)
 Dell /1/                                               37,900              1,597,106
COMPUTERS-PERIPHERAL EQUIPMENT (0.14%)
 Lexmark International /1/                               1,500                127,500
CONSULTING SERVICES (0.35%)
 Accenture /1/                                           3,500                 94,500
 Advisory Board /1/                                      6,000                221,280
                                                                              315,780
CONSUMER PRODUCTS-MISCELLANEOUS (0.29%)
 Clorox                                                  3,000                176,790
 Fortune Brands                                          1,100                 84,898
                                                                              261,688
COSMETICS & TOILETRIES (2.44%)
 Colgate-Palmolive                                       5,200                266,032
 Gillette                                                7,700                344,806
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COSMETICS & TOILETRIES (CONTINUED)
                                                                          $
 Kimberly-Clark                                          3,500                230,335
 Procter & Gamble                                       24,900              1,371,492
                                                                            2,212,665
CRUISE LINES (0.56%)
 Carnival                                                6,200                357,306
 Royal Caribbean Cruises                                 2,800                152,432
                                                                              509,738
DATA PROCESSING & MANAGEMENT (0.83%)
 Automatic Data Processing                               8,400                372,540
 First Data                                              7,200                306,288
 Fiserv /1/                                              1,900                 76,361
                                                                              755,189
DECISION SUPPORT SOFTWARE (0.12%)
 NetIQ /1/                                               8,800                107,448
DISPOSABLE MEDICAL PRODUCTS (0.08%)
 C.R. Bard                                               1,200                 76,776
DISTRIBUTION-WHOLESALE (0.23%)
 CDW                                                     3,100                205,685
DIVERSIFIED MANUFACTURING OPERATIONS (6.50%)
 Danaher                                                 3,900                223,899
 General Electric                                      100,500              3,668,250
 Honeywell International                                15,000                531,150
 Illinois Tool Works                                       700                 64,876
 ITT Industries                                          1,500                126,675
 Roper Industries                                          900                 54,693
 Teleflex                                                1,700                 88,298
 Tyco International                                     31,900              1,140,106
                                                                            5,897,947
DIVERSIFIED MINERALS (0.23%)
 BHP Billiton                                            8,800                211,376
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.19%)
 Cendant                                                 7,400                173,012
E-COMMERCE-SERVICES (0.97%)
 eBay /1/                                                5,300                616,284
 InterActiveCorp /1/                                     7,500                207,150
 Monster Worldwide /1/                                   1,800                 60,552
                                                                              883,986
ELECTRIC-INTEGRATED (2.89%)
 American Electric Power                                 3,800                130,492
 Black Hills                                               800                 24,544
 CMS Energy /1/                                          2,500                 26,125
 Constellation Energy Group                              2,600                113,646
 Duke Energy                                            14,600                369,818
 Edison International                                    3,600                115,308
 El Paso Electric /1/                                    3,100                 58,714
 Entergy                                                 2,000                135,180
 Exelon                                                  5,800                255,606
 FirstEnergy                                             6,800                268,668
 NiSource                                                5,400                123,012
 PG&E /1/                                                4,900                163,072
 Pinnacle West Capital                                   2,800                124,348
 PPL                                                     4,300                229,104
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                                          $
 Southern                                                2,900                 97,208
 TECO Energy                                             4,400                 67,496
 TXU                                                     4,900                316,344
                                                                            2,618,685
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.11%)
 Flextronics International /1/                           7,000                 96,740
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.43%)
 Intel                                                  62,600              1,464,214
 National Semiconductor /1/                             13,300                238,735
 QLogic /1/                                              6,400                235,072
 Xilinx                                                  9,000                266,850
                                                                            2,204,871
ENTERPRISE SOFTWARE & SERVICE (0.75%)
 Oracle /1/                                             49,300                676,396
ENTERTAINMENT SOFTWARE (0.12%)
 Electronic Arts /1/                                     1,700                104,856
FIDUCIARY BANKS (0.89%)
 Investors Financial Services                            4,900                244,902
 State Street                                           11,400                559,968
                                                                              804,870
FILTRATION & SEPARATION PRODUCTS (0.11%)
 Pall                                                    3,300                 95,535
FINANCE-COMMERCIAL (0.19%)
 CapitalSource /1/                                       6,700                171,989
FINANCE-CONSUMER LOANS (0.39%)
 SLM                                                     6,700                357,713
FINANCE-CREDIT CARD (0.89%)
 American Express                                       10,800                608,796
 MBNA                                                    5,700                160,683
 Providian Financial /1/                                 2,200                 36,234
                                                                              805,713
FINANCE-INVESTMENT BANKER & BROKER (4.75%)
 Charles Schwab                                         15,400                184,184
 Citigroup                                              48,860              2,354,075
 Goldman Sachs Group                                     4,000                416,160
 Legg Mason                                              1,300                 95,238
 Lehman Brothers Holdings                                2,700                236,196
 Merrill Lynch                                           9,400                561,838
 Morgan Stanley                                          8,300                460,816
                                                                            4,308,507
FINANCE-MORTGAGE LOAN/BANKER (0.88%)
 Countrywide Credit Industries                           2,700                 99,927
 Federal Home Loan Mortgage                              4,100                302,170
 Federal National Mortgage Association                   5,600                398,776
                                                                              800,873
FINANCIAL GUARANTEE INSURANCE (0.31%)
 MGIC Investment                                         1,800                124,038
 Radian Group                                            3,000                159,720
                                                                              283,758
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-CONFECTIONERY (0.12%)
                                                                          $
 Hershey Foods                                           2,000                111,080
FOOD-MISCELLANEOUS/DIVERSIFIED (0.78%)
 Campbell Soup                                           6,200                185,318
 General Mills                                           6,200                308,202
 H.J. Heinz                                              2,200                 85,778
 Kellogg                                                 2,900                129,514
                                                                              708,812
FOOD-WHOLESALE & DISTRIBUTION (0.25%)
 Sysco                                                   6,000                229,020
GAS-DISTRIBUTION (0.04%)
 Sempra Energy                                             900                 33,012
GOLD MINING (0.25%)
 Newmont Mining                                          5,100                226,491
HEALTH CARE COST CONTAINMENT (0.17%)
 Caremark Rx /1/                                         3,800                149,834
HOME DECORATION PRODUCTS (0.15%)
 Newell Rubbermaid                                       5,800                140,302
HOTELS & MOTELS (0.18%)
 Fairmont Hotels & Resorts                               1,000                 34,640
 Marriott International                                  2,000                125,960
                                                                              160,600
HUMAN RESOURCES (0.18%)
 Manpower                                                1,600                 77,280
 Robert Half International                               3,000                 88,290
                                                                              165,570
INSURANCE BROKERS (0.40%)
 Marsh & McLennan                                       10,900                358,610
INTERNET APPLICATION SOFTWARE (0.16%)
 MatrixOne /1/                                           8,400                 55,020
 Verity /1/                                              6,700                 87,904
                                                                              142,924
INTERNET BROKERS (0.44%)
 Ameritrade Holding /1/                                 28,300                402,426
INTERNET CONTENT-INFORMATION & NEWS (0.11%)
 CNET Networks /1/                                       9,200                103,316
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.24%)
 Franklin Resources                                      3,100                215,915
LEISURE & RECREATION PRODUCTS (0.28%)
 Brunswick                                               3,100                153,450
 WMS Industries /1/                                      2,900                 97,266
                                                                              250,716
LIFE & HEALTH INSURANCE (0.16%)
 Genworth Financial                                      5,400                145,800
LINEN SUPPLY & RELATED ITEMS (0.06%)
 Cintas                                                  1,300                 57,018
MACHINERY-FARM (0.45%)
 Deere                                                   5,500                409,200
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (1.27%)
                                                                          $
 Biomet                                                  2,400                104,136
 Boston Scientific /1/                                   6,500                231,075
 Guidant                                                 2,200                158,620
 Medtronic                                              10,000                496,700
 St. Jude Medical /1/                                    3,800                159,334
                                                                            1,149,865
MEDICAL LABORATORY & TESTING SERVICE (0.09%)
 Laboratory Corp. of America Holdings /1/                1,700                 84,694
MEDICAL PRODUCTS (2.35%)
 Baxter International                                    4,600                158,884
 Becton Dickinson                                        2,600                147,680
 Johnson & Johnson                                      23,900              1,515,738
 Stryker                                                 3,700                178,525
 Zimmer Holdings /1/                                     1,600                128,192
                                                                            2,129,019
MEDICAL-BIOMEDICAL/GENE (1.23%)
 Amgen /1/                                              11,400                731,310
 Biogen Idec /1/                                         3,700                246,457
 Chiron /1/                                              1,600                 53,328
 Genentech /1/                                           1,600                 87,104
                                                                            1,118,199
MEDICAL-DRUGS (4.52%)
 Abbott Laboratories                                    10,900                508,485
 Cephalon /1/                                              900                 45,792
 Elan /1/                                                2,000                 54,500
 Eli Lilly                                               9,500                539,125
 Forest Laboratories /1/                                 2,900                130,094
 Medimmune /1/                                           3,400                 92,174
 Merck                                                  16,700                536,738
 Pfizer                                                 56,900              1,530,041
 Schering-Plough                                         7,200                150,336
 Wyeth                                                  12,000                511,080
                                                                            4,098,365
MEDICAL-GENERIC DRUGS (0.04%)
 Watson Pharmaceutical /1/                               1,200                 39,372
MEDICAL-HMO (1.12%)
 UnitedHealth Group                                      8,900                783,467
 WellPoint /1/                                           2,000                230,000
                                                                            1,013,467
MEDICAL-HOSPITALS (0.23%)
 Community Health Systems /1/                            4,400                122,672
 HCA                                                     2,100                 83,916
                                                                              206,588
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.37%)
 AmerisourceBergen                                       1,100                 64,548
 Cardinal Health                                         4,600                267,490
                                                                              332,038
METAL-ALUMINUM (0.24%)
 Alcoa                                                   6,900                216,798
MISCELLANEOUS INVESTING (0.38%)
 Equity Office Properties Trust                          4,700                136,864
 Equity Residential Properties Trust                     3,300                119,394
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
                                                                          $
 Simon Property Group                                    1,400                 90,538
                                                                              346,796
MONEY CENTER BANKS (2.90%)
 Bank of America                                        24,886              1,169,393
 JP Morgan Chase                                        37,388              1,458,506
                                                                            2,627,899
MOTORCYCLE & MOTOR SCOOTER (0.05%)
 Harley-Davidson                                           800                 48,600
MULTI-LINE INSURANCE (2.72%)
 Allstate                                                1,700                 87,924
 American International Group                           22,100              1,451,307
 Assurant                                                2,600                 79,430
 Hartford Financial Services Group                       4,400                304,964
 Prudential Financial                                    6,000                329,760
 Safeco                                                  4,100                214,184
                                                                            2,467,569
MULTIMEDIA (2.64%)
 E.W. Scripps                                              800                 38,624
 Gannett                                                 2,800                228,760
 McGraw-Hill                                             1,500                137,310
 Meredith                                                  500                 27,100
 News                                                   22,900                427,314
 Time Warner /1/                                        44,800                870,912
 Viacom                                                 16,800                611,352
 Walt Disney                                             1,800                 50,040
                                                                            2,391,412
NETWORKING PRODUCTS (1.40%)
 Cisco Systems /1/                                      55,700              1,075,010
 Juniper Networks /1/                                    2,500                 67,975
 Lucent Technologies /1/                                33,900                127,464
                                                                            1,270,449
NON-HAZARDOUS WASTE DISPOSAL (0.17%)
 Republic Services                                       2,100                 70,434
 Waste Management                                        2,900                 86,826
                                                                              157,260
OFFICE AUTOMATION & EQUIPMENT (0.08%)
 Pitney Bowes                                            1,600                 74,048
OIL & GAS DRILLING (0.34%)
 Nabors Industries /1/                                   1,200                 61,548
 Transocean Sedco Forex /1/                              5,900                250,101
                                                                              311,649
OIL COMPANY-EXPLORATION & PRODUCTION (0.51%)
 Anadarko Petroleum                                      2,000                129,620
 Devon Energy                                            1,200                 46,704
 EOG Resources                                           1,000                 71,360
 Murphy Oil                                              2,700                217,215
                                                                              464,899
OIL COMPANY-INTEGRATED (5.09%)
 ChevronTexaco                                          19,000                997,690
 ConocoPhillips                                          6,300                547,029
 Exxon Mobil                                            54,600              2,798,796
 Occidental Petroleum                                    1,300                 75,868
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-INTEGRATED (CONTINUED)
                                                                          $
 TotalFinaElf                                            1,800                197,712
                                                                            4,617,095
OIL FIELD MACHINERY & EQUIPMENT (0.17%)
 FMC Technologies /1/                                    1,900                 61,180
 Grant Prideco /1/                                       4,600                 92,230
                                                                              153,410
OIL-FIELD SERVICES (0.78%)
 Baker Hughes                                            4,500                192,015
 BJ Services                                             1,200                 55,848
 Schlumberger                                            6,900                461,955
                                                                              709,818
OPTICAL SUPPLIES (0.02%)
 Bausch & Lomb                                             300                 19,338
PAPER & RELATED PRODUCTS (0.62%)
 Bowater                                                   800                 35,176
 International Paper                                     5,400                226,800
 MeadWestvaco                                            3,000                101,670
 Potlatch                                                2,500                126,450
 Weyerhaeuser                                            1,100                 73,942
                                                                              564,038
PHARMACY SERVICES (0.04%)
 Medco Health Solutions /1/                                900                 37,440
PIPELINES (0.07%)
 Dynegy /1/                                              8,200                 37,884
 Williams                                                1,300                 21,177
                                                                               59,061
PROPERTY & CASUALTY INSURANCE (1.38%)
 Progressive                                             2,400                203,616
 St. Paul                                               21,315                790,147
 XL Capital                                              3,300                256,245
                                                                            1,250,008
PUBLISHING-NEWSPAPERS (0.26%)
 Dow Jones                                               1,300                 55,978
 New York Times                                          2,000                 81,600
 Washington Post                                           100                 98,302
                                                                              235,880
REGIONAL BANKS (3.52%)
 Comerica                                               12,100                738,342
 SunTrust Banks                                          2,400                177,312
 U.S. Bancorp                                           41,300              1,293,516
 Wachovia                                                9,200                483,920
 Wells Fargo                                             8,100                503,415
                                                                            3,196,505
REINSURANCE (0.18%)
 AXIS Capital Holdings                                   5,900                161,424
RETAIL-APPAREL & SHOE (0.42%)
 Hot Topic /1/                                          10,900                187,371
 Ross Stores                                             6,700                193,429
                                                                              380,800
RETAIL-AUTO PARTS (0.08%)
 O'Reilly Automotive /1/                                 1,700                 76,585
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-BUILDING PRODUCTS (1.28%)
                                                                          $
 Home Depot                                             17,900                765,046
 Lowe's                                                  6,900                397,371
                                                                            1,162,417
RETAIL-CONSUMER ELECTRONICS (0.19%)
 Best Buy                                                2,900                172,318
RETAIL-DISCOUNT (3.09%)
 Family Dollar Stores                                    7,800                243,594
 Target                                                 14,100                732,213
 TJX                                                     4,700                118,111
 Wal-Mart Stores                                        32,400              1,711,368
                                                                            2,805,286
RETAIL-DRUG STORE (0.59%)
 CVS                                                     3,500                157,745
 Walgreen                                                9,900                379,863
                                                                              537,608
RETAIL-OFFICE SUPPLIES (0.15%)
 Staples                                                 4,000                134,840
RETAIL-PET FOOD & SUPPLIES (0.04%)
 PETsMART                                                  900                 31,977
RETAIL-REGIONAL DEPARTMENT STORE (0.61%)
 Kohl's /1/                                             11,200                550,704
RETAIL-RESTAURANTS (1.00%)
 McDonald's                                              9,700                310,982
 Panera Bread /1/                                        4,200                169,344
 RARE Hospitality International /1/                      4,800                152,928
 Starbucks /1/                                           3,100                193,316
 Yum! Brands                                             1,800                 84,924
                                                                              911,494
SCHOOLS (0.14%)
 Apollo Group /1/                                        1,600                129,136
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.56%)
 Analog Devices                                          9,000                332,280
 Linear Technology                                       4,600                178,296
                                                                              510,576
SEMICONDUCTOR EQUIPMENT (0.49%)
 Applied Materials /1/                                  14,500                247,950
 Kla-Tencor /1/                                          2,800                130,424
 Novellus Systems /1/                                    2,300                 64,147
                                                                              442,521
STEEL PRODUCERS (0.55%)
 Nucor                                                   9,600                502,464
TELECOMMUNICATION EQUIPMENT (0.75%)
 Andrew /1/                                              1,000                 13,630
 Comverse Technology /1/                                 2,700                 66,015
 Qualcomm                                               14,200                602,080
                                                                              681,725
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.19%)
 Corning /1/                                            15,000                176,550
TELECOMMUNICATION SERVICES (0.52%)
 Avaya /1/                                               1,100                 18,920
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION SERVICES (CONTINUED)
                                                                          $
 Telus                                                  15,600                450,840
                                                                              469,760
TELEPHONE-INTEGRATED (2.01%)
 SBC Communications                                     10,400                268,008
 Sprint                                                 22,800                566,580
 Verizon Communications                                 24,400                988,444
                                                                            1,823,032
THERAPEUTICS (0.19%)
 Gilead Sciences /1/                                     4,900                171,451
TOBACCO (1.42%)
 Altria Group                                           21,100              1,289,210
TOYS (0.07%)
 Hasbro                                                  2,200                 42,636
 Mattel                                                  1,200                 23,388
                                                                               66,024
TRANSPORT-RAIL (0.51%)
 CSX                                                     7,100                284,568
 Union Pacific                                           2,700                181,575
                                                                              466,143
TRANSPORT-SERVICES (0.99%)
 United Parcel Service                                  10,500                897,330
WEB PORTALS (0.60%)
 Google /1/                                                800                154,480
 Yahoo /1/                                              10,300                388,104
                                                                              542,584
WIRELESS EQUIPMENT (0.46%)
 Motorola                                               20,300                349,160
 Spectrasite /1/                                         1,200                 69,480
                                                                              418,640
                                          TOTAL COMMON STOCKS              89,923,283

                                            Principal

                                            Amount                           Value

--------------------------------------------------------------------------------------------
TREASURY BONDS (0.05%)
 U.S. Treasury /2/
                                                       $                  $
  1.62%; 01/27/05                                       50,000                 49,939
                                         TOTAL TREASURY BONDS                  49,939
                                                                          -----------

                         TOTAL PORTFOLIO INVESTMENTS (99.14%)              89,973,222
CASH AND RECEIVABLES, NET OF LIABILITIES (0.86%)                              777,602
                                   TOTAL NET ASSETS (100.00%)             $90,750,824
                                                                          -------------

   Contract                    Opening       Current      Unrealized
     Type        Commitment  Market Value  Market Value   Gain(Loss)
---------------------------------------------------------------------
FUTURES CONTRACTS
9 S&P 500 eMini    Buy         $532,412      $546,165      $ 13,753
March, 2005
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $49,939 or 0.06% of net assets.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $11,101,835
Unrealized Depreciation                       (2,087,536)
                                             -----------
Net Unrealized Appreciation (Depreciation)     9,014,299
Cost for federal income tax purposes         $80,958,923


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                     $18,432,780                   20.36%
 Financial                         18,194,441                   20.10
 Technology                        10,865,708                   12.01
 Communications                    10,509,594                   11.61
 Industrial                         9,630,554                   10.64
 Consumer, Cyclical                 9,471,456                   10.46
 Energy                             6,315,932                    6.98
 Basic Materials                    3,150,175                    3.48
 Utilities                          2,651,697                    2.93
 Government                           750,885                    0.83
 Futures Contracts                    546,165                    0.60
                 TOTAL            $90,519,387                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         LARGECAP GROWTH EQUITY ACCOUNT

                               DECEMBER 31, 2004

                                            Shares

                                            Held                         Value

----------------------------------------------------------------------------------------
COMMON STOCKS (97.51%)
AEROSPACE & DEFENSE (1.86%)
                                                                      $
 Boeing                                             10,600                548,762
 Rockwell Collins                                      800                 31,552
                                                                          580,314
AEROSPACE & DEFENSE EQUIPMENT (0.72%)
 General Dynamics                                      200                 20,920
 Lockheed Martin                                     1,800                 99,990
 United Technologies                                 1,000                103,350
                                                                          224,260
APPAREL MANUFACTURERS (0.44%)
 Coach /1/                                           2,200                124,080
 Columbia Sportswear /1/                               200                 11,922
                                                                          136,002
APPLIANCES (0.07%)
 Maytag                                              1,000                 21,100
APPLICATIONS SOFTWARE (3.26%)
 Microsoft                                          38,000              1,014,980
ATHLETIC FOOTWEAR (0.29%)
 Nike                                                1,000                 90,690
AUDIO & VIDEO PRODUCTS (0.69%)
 Harman International Industries                     1,700                215,900
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.25%)
 Navistar International /1/                            200                  8,796
 Oshkosh Truck                                         200                 13,676
 Paccar                                                700                 56,336
                                                                           78,808
BEVERAGES-NON-ALCOHOLIC (0.39%)
 Coca-Cola Enterprises                                 600                 12,510
 Pepsico                                             2,100                109,620
                                                                          122,130
BUILDING PRODUCTS-AIR & HEATING (0.73%)
 American Standard /1/                               5,500                227,260
BUILDING-MAINTENANCE & SERVICE (0.10%)
 Ecolab                                                900                 31,617
BUILDING-RESIDENTIAL & COMMERCIAL (0.44%)
 DR Horton                                           1,500                 60,465
 NVR /1/                                               100                 76,940
                                                                          137,405
CASINO HOTELS (0.13%)
 Harrah's Entertainment                                200                 13,378
 Mandalay Resort Group                                 400                 28,172
                                                                           41,550
COATINGS & PAINT (0.29%)
 Sherwin-Williams                                    2,000                 89,260
COMMERCIAL SERVICES (0.24%)
 Alliance Data Systems /1/                             900                 42,732
 Convergys /1/                                       2,100                 31,479
                                                                           74,211
COMPUTER AIDED DESIGN (0.97%)
 Autodesk                                            8,000                303,600
                                            Shares

                                            Held                         Value

----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (0.15%)
                                                                      $
 FactSet Research Systems                              800                 46,752
COMPUTERS (0.43%)
 Apple Computer /1/                                  1,300                 83,720
 International Business Machines                       500                 49,290
                                                                          133,010
COMPUTERS-INTEGRATED SYSTEMS (5.34%)
 Dell /1/                                           39,500              1,664,530
COMPUTERS-PERIPHERAL EQUIPMENT (0.44%)
 Lexmark International /1/                           1,600                136,000
CONSUMER PRODUCTS-MISCELLANEOUS (0.24%)
 Fortune Brands                                        700                 54,026
 Fossil /1/                                            800                 20,512
                                                                           74,538
COSMETICS & TOILETRIES (4.57%)
 Avon Products                                       2,400                 92,880
 Gillette                                            6,200                277,636
 Kimberly-Clark                                      4,400                289,564
 Procter & Gamble                                   13,900                765,612
                                                                        1,425,692
DATA PROCESSING & MANAGEMENT (1.27%)
 First Data                                          9,000                382,860
 SEI Investments                                       300                 12,579
                                                                          395,439
DIALYSIS CENTERS (0.05%)
 Renal Care Group /1/                                  400                 14,396
DISPOSABLE MEDICAL PRODUCTS (0.47%)
 C.R. Bard                                           2,300                147,154
DISTRIBUTION-WHOLESALE (0.58%)
 CDW                                                   800                 53,080
 Fastenal                                            1,200                 73,872
 Tech Data /1/                                         600                 27,240
 W.W. Grainger                                         400                 26,648
                                                                          180,840
DIVERSIFIED MANUFACTURING OPERATIONS (3.91%)
 3M                                                  2,500                205,175
 Danaher                                             2,500                143,525
 General Electric                                   13,500                492,750
 Illinois Tool Works                                 4,000                370,720
 Textron                                               100                  7,380
                                                                        1,219,550
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.08%)
 Cendant                                             1,100                 25,718
DRUG DELIVERY SYSTEMS (0.11%)
 Andrx Group /1/                                       900                 19,647
 Hospira /1/                                           400                 13,400
                                                                           33,047
E-COMMERCE-SERVICES (0.63%)
 eBay /1/                                            1,700                197,676
                                            Shares

                                            Held                         Value

----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC PRODUCTS-MISCELLANEOUS (0.27%)
                                                                      $
 Emerson Electric                                    1,200                 84,120
ELECTRIC-GENERATION (0.19%)
 AES /1/                                             4,400                 60,148
ELECTRIC-INTEGRATED (0.07%)
 XCEL Energy                                         1,200                 21,840
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.45%)
 Freescale Semiconductor /1/                         2,064                 37,895
 Intel                                              17,700                414,003
                                                                          451,898
ELECTRONIC CONNECTORS (0.08%)
 Amphenol /1/                                          700                 25,718
ELECTRONIC FORMS (0.34%)
 Adobe Systems                                       1,700                106,658
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.05%)
 Jacobs Engineering Group /1/                          300                 14,337
ENTERPRISE SOFTWARE & SERVICE (0.20%)
 Oracle /1/                                          4,500                 61,740
FINANCE-CREDIT CARD (1.42%)
 MBNA                                               15,600                439,764
 Providian Financial /1/                               200                  3,294
                                                                          443,058
FINANCE-MORTGAGE LOAN/BANKER (2.52%)
 Federal Home Loan Mortgage                            900                 66,330
 Federal National Mortgage Association              10,100                719,221
                                                                          785,551
FINANCIAL GUARANTEE INSURANCE (0.43%)
 Ambac Financial Group                               1,100                 90,343
 Radian Group                                          800                 42,592
                                                                          132,935
FOOD-CONFECTIONERY (0.14%)
 Hershey Foods                                         800                 44,432
FOOD-MISCELLANEOUS/DIVERSIFIED (0.52%)
 ConAgra Foods                                         800                 23,560
 Sara Lee                                            5,800                140,012
                                                                          163,572
FOOD-RETAIL (0.25%)
 Kroger /1/                                            800                 14,032
 Safeway /1/                                           900                 17,766
 Whole Foods Market                                    500                 47,675
                                                                           79,473
FOOTWEAR & RELATED APPAREL (0.02%)
 Timberland /1/                                        100                  6,267
GAS-DISTRIBUTION (0.15%)
 Southwestern Energy /1/                               500                 25,345
 UGI                                                   500                 20,455
                                                                           45,800
HEALTH CARE COST CONTAINMENT (0.01%)
 McKesson                                              100                  3,146
                                            Shares

                                            Held                         Value

----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOTELS & MOTELS (0.29%)
                                                                      $
 Marriott International                                700                 44,086
 Starwood Hotels & Resorts Worldwide                   800                 46,720
                                                                           90,806
HUMAN RESOURCES (0.08%)
 Manpower                                              300                 14,490
 Robert Half International                             400                 11,772
                                                                           26,262
INSURANCE BROKERS (0.50%)
 Brown & Brown                                         300                 13,065
 Marsh & McLennan                                    4,300                141,470
                                                                          154,535
INTERNET SECURITY (0.77%)
 Symantec /1/                                        8,200                211,232
 VeriSign /1/                                          900                 30,168
                                                                          241,400
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.04%)
 T. Rowe Price Group                                   200                 12,440
LIFE & HEALTH INSURANCE (0.04%)
 Aflac                                                 300                 11,952
LOTTERY SERVICES (0.06%)
 GTECH Holdings                                        700                 18,165
MACHINERY-CONSTRUCTION & MINING (0.16%)
 Caterpillar                                           500                 48,755
MEDICAL INSTRUMENTS (1.27%)
 Biomet                                              2,800                121,492
 Guidant                                             3,600                259,560
 Medtronic                                             300                 14,901
                                                                          395,953
MEDICAL LABORATORY & TESTING SERVICE (0.21%)
 Quest Diagnostics                                     700                 66,885
MEDICAL PRODUCTS (7.25%)
 Baxter International                                  400                 13,816
 Becton Dickinson                                    2,600                147,680
 Cooper                                                400                 28,236
 INAMED /1/                                            200                 12,650
 Johnson & Johnson                                  29,900              1,896,258
 Stryker                                             1,200                 57,900
 Zimmer Holdings /1/                                 1,300                104,156
                                                                        2,260,696
MEDICAL-BIOMEDICAL/GENE (0.23%)
 Amgen /1/                                             700                 44,905
 Charles River Laboratories International
  /1/                                                  600                 27,606
                                                                           72,511
MEDICAL-DRUGS (6.15%)
 Abbott Laboratories                                   100                  4,665
 Forest Laboratories /1/                               500                 22,430
 Merck                                              25,700                825,998
 Pfizer                                             38,200              1,027,198
 Valeant Pharmaceuticals International                 800                 21,080
 Wyeth                                                 400                 17,036
                                                                        1,918,407
                                            Shares

                                            Held                         Value

----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HMO (3.36%)
                                                                      $
 Aetna                                               1,600                199,600
 Coventry Health Care /1/                              600                 31,848
 Health Net /1/                                      2,300                 66,401
 Humana /1/                                            500                 14,845
 Pacificare Health Systems /1/                         200                 11,304
 UnitedHealth Group                                  6,800                598,604
 WellPoint /1/                                       1,100                126,500
                                                                        1,049,102
MEDICAL-HOSPITALS (0.40%)
 HCA                                                   500                 19,980
 Health Management Associates                        1,500                 34,080
 Tenet Healthcare /1/                                4,800                 52,704
 Universal Health Services                             400                 17,800
                                                                          124,564
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.51%)
 Lincare Holdings /1/                                3,700                157,805
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.41%)
 AmerisourceBergen                                   2,200                129,096
METAL PROCESSORS & FABRICATION (0.11%)
 Precision Castparts                                   300                 19,704
 Worthington Industries                                700                 13,706
                                                                           33,410
MOTORCYCLE & MOTOR SCOOTER (1.73%)
 Harley-Davidson                                     8,900                540,675
MULTI-LINE INSURANCE (1.95%)
 Allstate                                              200                 10,344
 American International Group                        9,100                597,597
                                                                          607,941
MULTIMEDIA (0.09%)
 McGraw-Hill                                           300                 27,462
NETWORKING PRODUCTS (0.55%)
 Cisco Systems /1/                                   7,400                142,820
 Juniper Networks /1/                                1,100                 29,909
                                                                          172,729
OFFICE SUPPLIES & FORMS (0.13%)
 Avery Dennison                                        700                 41,979
OIL & GAS DRILLING (0.25%)
 Patterson-UTI Energy                                4,000                 77,800
OIL COMPANY-EXPLORATION & PRODUCTION (0.79%)
 Burlington Resources                                3,000                130,500
 EOG Resources                                         900                 64,224
 XTO Energy                                          1,500                 53,070
                                                                          247,794
OIL COMPANY-INTEGRATED (4.97%)
 ChevronTexaco                                         800                 42,008
 Exxon Mobil                                        29,400              1,507,044
                                                                        1,549,052
OIL FIELD MACHINERY & EQUIPMENT (0.93%)
 FMC Technologies /1/                                1,100                 35,420
 Grant Prideco /1/                                     800                 16,040
                                            Shares

                                            Held                         Value

----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL FIELD MACHINERY & EQUIPMENT (CONTINUED)
                                                                      $
 National-Oilwell /1/                                2,400                 84,696
 Smith International /1/                             2,800                152,348
                                                                          288,504
OIL-FIELD SERVICES (1.03%)
 Baker Hughes                                        1,600                 68,272
 BJ Services                                         4,400                204,776
 Halliburton                                         1,200                 47,088
                                                                          320,136
OPTICAL SUPPLIES (0.21%)
 Bausch & Lomb                                       1,000                 64,460
PAPER & RELATED PRODUCTS (0.02%)
 Neenah Paper /1/                                      151                  4,923
PHARMACY SERVICES (0.01%)
 Medco Health Solutions /1/                            100                  4,160
PIPELINES (0.12%)
 Equitable Resources                                   200                 12,132
 Western Gas Resources                                 900                 26,325
                                                                           38,457
PROPERTY & CASUALTY INSURANCE (0.05%)
 Progressive                                           200                 16,968
RENTAL-AUTO & EQUIPMENT (0.27%)
 Rent-A-Center /1/                                   3,200                 84,800
RESEARCH & DEVELOPMENT (0.03%)
 Pharmaceutical Product Development /1/                200                  8,258
RETAIL-APPAREL & SHOE (1.98%)
 Abercrombie & Fitch                                 3,100                145,545
 American Eagle Outfitters                           1,800                 84,780
 Chico's FAS /1/                                     1,100                 50,083
 Claire's Stores                                     1,100                 23,375
 Gap                                                 2,200                 46,464
 Nordstrom                                           1,200                 56,076
 Pacific Sunwear of California /1/                   1,600                 35,616
 Ross Stores                                         2,200                 63,514
 Urban Outfitters /1/                                2,500                111,000
                                                                          616,453
RETAIL-BEDDING (0.72%)
 Bed Bath & Beyond /1/                               5,600                223,048
RETAIL-BUILDING PRODUCTS (5.54%)
 Home Depot                                         35,600              1,521,544
 Lowe's                                              3,600                207,324
                                                                        1,728,868
RETAIL-CATALOG SHOPPING (0.05%)
 MSC Industrial Direct                                 400                 14,392
RETAIL-DISCOUNT (3.24%)
 Dollar General                                      3,300                 68,541
 Dollar Tree Stores /1/                              2,800                 80,304
 TJX                                                 5,100                128,163
 Wal-Mart Stores                                    13,900                734,198
                                                                        1,011,206
                                            Shares

                                            Held                         Value

----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-DRUG STORE (0.10%)
                                                                      $
 Walgreen                                              800                 30,696
RETAIL-HOME FURNISHINGS (0.14%)
 Pier 1 Imports                                      2,200                 43,340
RETAIL-JEWELRY (0.05%)
 Tiffany                                               500                 15,985
RETAIL-RESTAURANTS (2.86%)
 Applebees International                             3,300                 87,285
 Brinker International /1/                           1,600                 56,112
 CBRL Group                                            300                 12,555
 Outback Steakhouse                                  2,900                132,762
 Starbucks /1/                                       8,600                536,296
 Yum! Brands                                         1,400                 66,052
                                                                          891,062
SCHOOLS (0.38%)
 Apollo Group /1/                                      700                 56,497
 ITT Educational Services /1/                        1,300                 61,815
                                                                          118,312
STEEL PRODUCERS (0.30%)
 Nucor                                               1,800                 94,212
TELECOMMUNICATION EQUIPMENT (4.08%)
 Harris                                                200                 12,358
 Qualcomm                                           29,600              1,255,040
 Tellabs /1/                                           400                  3,436
                                                                        1,270,834
TELEPHONE-INTEGRATED (1.87%)
 Verizon Communications                             14,400                583,344
TEXTILE-HOME FURNISHINGS (0.38%)
 Mohawk Industries /1/                               1,300                118,625
TOBACCO (1.16%)
 Altria Group                                        5,900                360,490
TOOLS-HAND HELD (0.45%)
 Black & Decker                                      1,600                141,328
TRANSPORT-AIR FREIGHT (0.05%)
 CNF                                                   300                 15,030
TRANSPORT-SERVICES (0.46%)
 Expeditors International of Washington              1,500                 83,820
 FedEx                                                 600                 59,094
                                                                          142,914
TRANSPORT-TRUCK (0.12%)
 J.B. Hunt Transport Services                          800                 35,880
WEB PORTALS (0.33%)
 Yahoo /1/                                           2,700                101,736
                                            Shares

                                            Held                         Value

----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (1.03%)
 Motorola                                           18,700            $   321,640
                                      TOTAL COMMON STOCKS              30,402,359
                                                                      -----------

                     TOTAL PORTFOLIO INVESTMENTS (97.51%)              30,402,359
CASH AND RECEIVABLES, NET OF LIABILITIES (2.49%)                          776,543
                               TOTAL NET ASSETS (100.00%)             $31,178,902
                                                                      -------------

                                                      Unrealized
 Contract                  Opening       Current     Gain (Loss)
   Type      Commitment  Market Value  Market Value
-----------------------------------------------------------------
FUTURES CONTRACTS
2 S&P 500      Buy         $600,702      $606,850       $6,148
March, 2005
Futures


/1 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 2,951,743
Unrealized Depreciation                         (873,746)
                                             -----------
Net Unrealized Appreciation (Depreciation)     2,077,997
Cost for federal income tax purposes         $28,324,362


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                     $ 9,024,364                   29.10%
 Consumer, Cyclical                 6,318,768                   20.38
 Technology                         4,314,607                   13.91
 Communications                     2,916,821                    9.41
 Industrial                         2,792,876                    9.01
 Energy                             2,547,088                    8.21
 Financial                          1,379,829                    4.45
 Government                           785,551                    2.53
 Futures Contracts                    606,850                    1.96
 Basic Materials                      220,012                    0.71
 Utilities                            102,443                    0.33
                 TOTAL            $31,009,209                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                                      186



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          LARGECAP STOCK INDEX ACCOUNT

                               DECEMBER 31, 2004

                                      Shares

                                      Held                                Value

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COMMON STOCKS (97.54%)
ADVERTISING AGENCIES (0.18%)
                                                                       $
 Interpublic Group /1/                                5,762                  77,211
 Omnicom Group                                        2,539                 214,088
                                                                            291,299
AEROSPACE & DEFENSE (0.76%)
 Boeing                                              11,442                 592,352
 Northrop Grumman                                     5,017                 272,724
 Raytheon                                             6,160                 239,193
 Rockwell Collins                                     2,405                  94,853
                                                                          1,199,122
AEROSPACE & DEFENSE EQUIPMENT (0.88%)
 General Dynamics                                     2,729                 285,453
 Goodrich                                             1,620                  52,877
 Lockheed Martin                                      6,032                 335,078
 United Technologies                                  6,964                 719,729
                                                                          1,393,137
AGRICULTURAL OPERATIONS (0.13%)
 Monsanto                                             3,602                 200,091
AIRLINES (0.12%)
 Delta Air Lines /1/ /2/                              1,763                  13,187
 Southwest Airlines                                  10,623                 172,943
                                                                            186,130
APPAREL MANUFACTURERS (0.22%)
 Coach /1/                                            2,574                 145,174
 Jones Apparel Group                                  1,663                  60,816
 Liz Claiborne                                        1,479                  62,428
 VF                                                   1,513                  83,790
                                                                            352,208
APPLIANCES (0.05%)
 Maytag                                               1,079                  22,767
 Whirlpool                                              904                  62,566
                                                                             85,333
APPLICATIONS SOFTWARE (2.72%)
 Citrix Systems /1/                                   2,308                  56,615
 Compuware /1/                                        5,276                  34,136
 Intuit /1/                                           2,556                 112,490
 Mercury Interactive /1/                              1,149                  52,337
 Microsoft                                          148,154               3,957,193
 Parametric Technology /1/                            3,667                  21,599
 Siebel Systems /1/                                   6,925                  72,712
                                                                          4,307,082
ATHLETIC FOOTWEAR (0.23%)
 Nike                                                 3,577                 324,398
 Reebok International                                   792                  34,848
                                                                            359,246
AUTO-CARS & LIGHT TRUCKS (0.43%)
 Ford Motor                                          24,934                 365,034
 General Motors                                       7,697                 308,342
                                                                            673,376
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.15%)
 Navistar International /1/                             951                  41,825
 Paccar                                               2,367                 190,496
                                                                            232,321
                                      Shares

                                      Held                                Value

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COMMON STOCKS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.08%)
                                                                       $
 Dana                                                 2,041                  35,371
 Delphi Automotive Systems                            7,648                  68,985
 Visteon                                              1,765                  17,244
                                                                            121,600
BEVERAGES-NON-ALCOHOLIC (1.77%)
 Coca-Cola                                           32,971               1,372,583
 Coca-Cola Enterprises                                6,394                 133,315
 Pepsi Bottling Group                                 3,407                  92,125
 Pepsico                                             22,955               1,198,251
                                                                          2,796,274
BEVERAGES-WINE & SPIRITS (0.05%)
 Brown-Forman                                         1,659                  80,760
BREWERY (0.37%)
 Adolph Coors                                           509                  38,516
 Anheuser-Busch                                      10,766                 546,159
                                                                            584,675
BROADCASTING SERVICES & PROGRAMMING (0.16%)
 Clear Channel Communications                         7,816                 261,758
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.19%)
 Masco                                                6,104                 222,979
 Vulcan Materials                                     1,395                  76,181
                                                                            299,160
BUILDING PRODUCTS-AIR & HEATING (0.08%)
 American Standard /1/                                2,923                 120,778
BUILDING-MAINTENANCE & SERVICE (0.08%)
 Ecolab                                               3,511                 123,341
BUILDING-RESIDENTIAL & COMMERCIAL (0.17%)
 Centex                                               1,694                 100,929
 KB Home                                                631                  65,876
 Pulte                                                1,738                 110,884
                                                                            277,689
CABLE TV (0.64%)
 Comcast /1/                                         30,251               1,006,753
CASINO HOTELS (0.06%)
 Harrah's Entertainment                               1,527                 102,141
CASINO SERVICES (0.10%)
 International Game Technology                        4,697                 161,483
CELLULAR TELECOMMUNICATIONS (0.29%)
 Nextel Communications /1/                           15,144                 454,320
CHEMICALS-DIVERSIFIED (1.01%)
 Dow Chemical                                        12,850                 636,203
 E. I. Du Pont de Nemours                            13,535                 663,892
 PPG Industries                                       2,342                 159,631
 Rohm & Haas                                          3,063                 135,476
                                                                          1,595,202
CHEMICALS-SPECIALTY (0.13%)
 Eastman Chemical                                     1,061                  61,252
 Engelhard                                            1,666                  51,096
 Great Lakes Chemical                                   696                  19,829
 Hercules /1/                                         1,525                  22,646
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COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (CONTINUED)
                                                                       $
 Sigma-Aldrich                                          941                  56,893
                                                                            211,716
CIRCUIT BOARDS (0.04%)
 Jabil Circuit /1/                                    2,746                  70,243
COATINGS & PAINT (0.05%)
 Sherwin-Williams                                     1,926                  85,957
COMMERCIAL BANKS (0.96%)
 AmSouth Bancorp                                      4,839                 125,330
 BB&T                                                 7,527                 316,510
 Compass Bancshares                                   1,671                  81,327
 First Horizon National                               1,678                  72,339
 M&T Bank                                             1,582                 170,603
 Marshall & Ilsley                                    3,045                 134,589
 North Fork Bancorp                                   6,413                 185,015
 Regions Financial                                    6,334                 225,427
 Synovus Financial                                    4,219                 120,579
 Zions Bancorp                                        1,221                  83,065
                                                                          1,514,784
COMMERCIAL SERVICE-FINANCE (0.32%)
 Equifax                                              1,841                  51,732
 H&R Block                                            2,245                 110,005
 Moody's                                              2,015                 175,003
 Paychex                                              5,153                 175,614
                                                                            512,354
COMMERCIAL SERVICES (0.02%)
 Convergys /1/                                        1,929                  28,916
COMPUTER AIDED DESIGN (0.07%)
 Autodesk                                             3,126                 118,632
COMPUTER SERVICES (0.36%)
 Affiliated Computer Services /1/                     1,751                 105,393
 Computer Sciences /1/                                2,579                 145,378
 Electronic Data Systems                              7,002                 161,746
 Sungard Data Systems /1/                             3,936                 111,507
 Unisys /1/                                           4,578                  46,604
                                                                            570,628
COMPUTERS (2.36%)
 Apple Computer /1/                                   5,479                 352,848
 Gateway /1/                                          5,093                  30,609
 Hewlett-Packard                                     41,153                 862,978
 International Business Machines                     22,686               2,236,386
 Sun Microsystems /1/                                45,831                 246,571
                                                                          3,729,392
COMPUTERS-INTEGRATED SYSTEMS (0.96%)
 Dell /1/                                            33,854               1,426,608
 NCR /1/                                              1,270                  87,922
                                                                          1,514,530
COMPUTERS-MEMORY DEVICES (0.41%)
 EMC /1/                                             32,655                 485,580
 Veritas Software /1/                                 5,753                 164,248
                                                                            649,828
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COMMON STOCKS (CONTINUED)
COMPUTERS-PERIPHERAL EQUIPMENT (0.09%)
                                                                       $
 Lexmark International /1/                            1,758                 149,430
CONSUMER PRODUCTS-MISCELLANEOUS (0.17%)
 Clorox                                               2,071                 122,044
 Fortune Brands                                       1,964                 151,582
                                                                            273,626
CONTAINERS-METAL & GLASS (0.04%)
 Ball                                                 1,534                  67,465
CONTAINERS-PAPER & PLASTIC (0.10%)
 Bemis                                                1,456                  42,355
 Pactiv /1/                                           2,022                  51,136
 Sealed Air /1/                                       1,139                  60,675
                                                                            154,166
COSMETICS & TOILETRIES (2.33%)
 Alberto-Culver                                       1,240                  60,227
 Avon Products                                        6,445                 249,421
 Colgate-Palmolive                                    7,226                 369,682
 Gillette                                            13,529                 605,829
 International Flavors & Fragrances                   1,284                  55,007
 Kimberly-Clark                                       6,647                 437,439
 Procter & Gamble                                    34,569               1,904,060
                                                                          3,681,665
CRUISE LINES (0.31%)
 Carnival                                             8,630                 497,347
DATA PROCESSING & MANAGEMENT (0.59%)
 Automatic Data Processing                            7,938                 352,050
 First Data                                          11,308                 481,042
 Fiserv /1/                                           2,665                 107,107
                                                                            940,199
DISPOSABLE MEDICAL PRODUCTS (0.06%)
 C.R. Bard                                            1,426                  91,235
DISTRIBUTION-WHOLESALE (0.12%)
 Genuine Parts                                        2,379                 104,818
 W.W. Grainger                                        1,227                  81,743
                                                                            186,561
DIVERSIFIED MANUFACTURING OPERATIONS (5.52%)
 3M                                                  10,609                 870,681
 Cooper Industries                                    1,251                  84,930
 Danaher                                              4,205                 241,409
 Dover                                                2,771                 116,216
 Eaton                                                2,069                 149,713
 General Electric /3/                               144,074               5,258,701
 Honeywell International                             11,722                 415,076
 Illinois Tool Works                                  4,030                 373,500
 ITT Industries                                       1,257                 106,154
 Textron                                              1,874                 138,301
 Tyco International                                  27,413                 979,741
                                                                          8,734,422
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.21%)
 Cendant                                             14,348                 335,456
DRUG DELIVERY SYSTEMS (0.04%)
 Hospira /1/                                          2,127                  71,254
                                      Shares

                                      Held                                Value

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COMMON STOCKS (CONTINUED)
E-COMMERCE-SERVICES (0.70%)
                                                                       $
 eBay /1/                                             9,034               1,050,474
 Monster Worldwide /1/                                1,622                  54,564
                                                                          1,105,038
ELECTRIC PRODUCTS-MISCELLANEOUS (0.30%)
 Emerson Electric                                     5,719                 400,902
 Molex                                                2,567                  77,010
                                                                            477,912
ELECTRIC-GENERATION (0.08%)
 AES /1/                                              8,842                 120,870
ELECTRIC-INTEGRATED (2.59%)
 Allegheny Energy /1/                                 1,870                  36,858
 Ameren                                               2,654                 133,072
 American Electric Power                              5,392                 185,161
 CenterPoint Energy                                   4,195                  47,404
 Cinergy                                              2,469                 102,784
 CMS Energy /1/                                       2,653                  27,724
 Consolidated Edison                                  3,298                 144,287
 Constellation Energy Group                           2,396                 104,729
 Dominion Resources                                   4,516                 305,914
 DTE Energy                                           2,370                 102,218
 Duke Energy                                         13,037                 330,227
 Edison International                                 4,440                 142,213
 Entergy                                              3,046                 205,879
 Exelon                                               9,029                 397,908
 FirstEnergy                                          4,495                 177,597
 FPL Group                                            2,529                 189,043
 NiSource                                             3,684                  83,922
 PG&E /1/                                             5,494                 182,840
 Pinnacle West Capital                                1,248                  55,424
 PPL                                                  2,576                 137,249
 Progress Energy                                      3,366                 152,278
 Public Service Enterprise Group                      3,239                 167,683
 Southern                                            10,080                 337,882
 TECO Energy                                          2,720                  41,725
 TXU                                                  3,274                 211,369
 XCEL Energy                                          5,455                  99,281
                                                                          4,102,671
ELECTRICAL COMPONENTS & EQUIPMENT (0.01%)
 Power-One /1/                                        1,144                  10,204
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.08%)
 Sanmina /1/                                          7,101                  60,145
 Solectron /1/                                       13,230                  70,516
                                                                            130,661
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.25%)
 Advanced Micro Devices /1/                           5,258                 115,781
 Altera /1/                                           5,073                 105,011
 Applied Micro Circuits /1/                           4,178                  17,589
 Broadcom /1/                                         4,484                 144,743
 Freescale Semiconductor /1/                          5,313                  97,547
 Intel                                               86,167               2,015,446
 LSI Logic /1/                                        5,246                  28,748
 Micron Technology /1/                                8,346                 103,073
 National Semiconductor /1/                           4,880                  87,596
 Nvidia /1/                                           2,264                  53,340
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                                      Held                                Value

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COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                       $
 PMC - Sierra /1/                                     2,428                  27,315
 QLogic /1/                                           1,260                  46,280
 Texas Instruments                                   23,548                 579,752
 Xilinx                                               4,747                 140,749
                                                                          3,562,970
ELECTRONIC FORMS (0.13%)
 Adobe Systems                                        3,251                 203,968
ELECTRONIC MEASUREMENT INSTRUMENTS (0.12%)
 Agilent Technologies /1/                             6,617                 159,470
 Tektronix                                            1,223                  36,947
                                                                            196,417
ELECTRONICS-MILITARY (0.07%)
 L-3 Communications Holdings                          1,569                 114,914
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.04%)
 Fluor                                                1,142                  62,250
ENGINES-INTERNAL COMBUSTION (0.03%)
 Cummins Engine                                         620                  51,950
ENTERPRISE SOFTWARE & SERVICE (0.82%)
 BMC Software /1/                                     3,024                  56,247
 Computer Associates International                    7,981                 247,890
 Novell /1/                                           5,123                  34,580
 Oracle /1/                                          69,889                 958,877
                                                                          1,297,594
ENTERTAINMENT SOFTWARE (0.16%)
 Electronic Arts /1/                                  4,160                 256,589
FIDUCIARY BANKS (0.57%)
 Bank of New York                                    10,587                 353,818
 Mellon Financial                                     5,771                 179,536
 Northern Trust                                       2,987                 145,108
 State Street                                         4,544                 223,201
                                                                            901,663
FILTRATION & SEPARATION PRODUCTS (0.03%)
 Pall                                                 1,690                  48,925
FINANCE-COMMERCIAL (0.08%)
 CIT Group                                            2,864                 131,228
FINANCE-CONSUMER LOANS (0.20%)
 SLM                                                  5,857                 312,705
FINANCE-CREDIT CARD (1.14%)
 American Express                                    17,104                 964,153
 Capital One Financial                                3,307                 278,482
 MBNA                                                17,411                 490,816
 Providian Financial /1/                              3,994                  65,781
                                                                          1,799,232
FINANCE-INVESTMENT BANKER & BROKER (4.02%)
 Bear Stearns                                         1,406                 143,848
 Charles Schwab                                      18,355                 219,526
 Citigroup                                           70,724               3,407,482
 Goldman Sachs Group                                  6,598                 686,456
 Lehman Brothers Holdings                             3,671                 321,139
 Merrill Lynch                                       12,693                 758,661
                                      Shares

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COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
                                                                       $
 Morgan Stanley                                      14,916                 828,136
                                                                          6,365,248
FINANCE-MORTGAGE LOAN/BANKER (1.22%)
 Countrywide Credit Industries                        7,909                 292,712
 Federal Home Loan Mortgage                           9,397                 692,559
 Federal National Mortgage
  Association                                        13,190                 939,260
                                                                          1,924,531
FINANCIAL GUARANTEE INSURANCE (0.21%)
 Ambac Financial Group                                1,481                 121,635
 MBIA                                                 1,917                 121,308
 MGIC Investment                                      1,318                  90,823
                                                                            333,766
FOOD-CONFECTIONERY (0.25%)
 Hershey Foods                                        3,353                 186,226
 Wm. Wrigley Jr.                                      3,058                 211,583
                                                                            397,809
FOOD-FLOUR & GRAIN (0.13%)
 Archer Daniels Midland                               8,919                 198,983
FOOD-MISCELLANEOUS/DIVERSIFIED (0.88%)
 Campbell Soup                                        5,606                 167,563
 ConAgra Foods                                        7,009                 206,415
 General Mills                                        4,965                 246,810
 H.J. Heinz                                           4,760                 185,593
 Kellogg                                              5,627                 251,302
 McCormick                                            1,862                  71,873
 Sara Lee                                            10,695                 258,177
                                                                          1,387,733
FOOD-RETAIL (0.26%)
 Albertson's                                          5,015                 119,758
 Kroger /1/                                          10,072                 176,663
 Safeway /1/                                          6,098                 120,375
                                                                            416,796
FOOD-WHOLESALE & DISTRIBUTION (0.25%)
 Supervalu                                            1,829                  63,137
 Sysco                                                8,718                 332,766
                                                                            395,903
FORESTRY (0.06%)
 Plum Creek Timber                                    2,501                  96,138
GAS-DISTRIBUTION (0.16%)
 KeySpan                                              2,188                  86,317
 Nicor                                                  600                  22,164
 Peoples Energy                                         512                  22,502
 Sempra Energy                                        3,180                 116,642
                                                                            247,625
GOLD MINING (0.17%)
 Newmont Mining                                       6,049                 268,636
HEALTH CARE COST CONTAINMENT (0.23%)
 Caremark Rx /1/                                      6,196                 244,308
 McKesson                                             4,005                 125,998
                                                                            370,306
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                                      Held                                Value

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COMMON STOCKS (CONTINUED)
HOME DECORATION PRODUCTS (0.06%)
                                                                       $
 Newell Rubbermaid                                    3,745                  90,592
HOME FURNISHINGS (0.05%)
 Leggett & Platt                                      2,601                  73,946
HOTELS & MOTELS (0.30%)
 Hilton Hotels                                        5,260                 119,612
 Marriott International                               3,048                 191,963
 Starwood Hotels & Resorts Worldwide                  2,824                 164,922
                                                                            476,497
HUMAN RESOURCES (0.04%)
 Robert Half International                            2,362                  69,514
IDENTIFICATION SYSTEM-DEVELOPMENT (0.04%)
 Symbol Technologies                                  3,279                  56,727
INDEPENDENT POWER PRODUCER (0.02%)
 Calpine /1/ /2/                                      7,281                  28,687
INDUSTRIAL AUTOMATION & ROBOTS (0.08%)
 Rockwell International                               2,509                 124,321
INDUSTRIAL GASES (0.24%)
 Air Products & Chemicals                             3,098                 179,591
 Praxair                                              4,425                 195,364
                                                                            374,955
INSTRUMENTS-CONTROLS (0.22%)
 Johnson Controls                                     2,594                 164,563
 Parker Hannifin                                      1,628                 123,305
 Thermo Electron /1/                                  2,178                  65,754
                                                                            353,622
INSTRUMENTS-SCIENTIFIC (0.19%)
 Applied Biosystems Group                             2,672                  55,872
 Fisher Scientific International /1/                  1,598                  99,683
 Millipore /1/                                          677                  33,721
 PerkinElmer                                          1,746                  39,268
 Waters /1/                                           1,647                  77,063
                                                                            305,607
INSURANCE BROKERS (0.21%)
 Aon                                                  4,312                 102,884
 Marsh & McLennan                                     7,180                 236,222
                                                                            339,106
INTERNET BROKERS (0.05%)
 E*trade Group /1/                                    5,068                  75,767
INTERNET SECURITY (0.14%)
 Symantec /1/                                         8,642                 222,618
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.28%)
 Federated Investors                                  1,464                  44,506
 Franklin Resources                                   3,399                 236,740
 Janus Capital Group                                  3,219                  54,112
 T. Rowe Price Group                                  1,746                 108,601
                                                                            443,959
LEISURE & RECREATION PRODUCTS (0.04%)
 Brunswick                                            1,310                  64,845
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                                      Held                                Value

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COMMON STOCKS (CONTINUED)
LIFE & HEALTH INSURANCE (0.51%)
                                                                       $
 Aflac                                                6,895                 274,697
 Jefferson-Pilot                                      1,860                  96,645
 Lincoln National                                     2,379                 111,052
 Principal Financial Group /4/                        4,182                 171,211
 Torchmark                                            1,473                  84,167
 UnumProvident                                        4,040                  72,478
                                                                            810,250
LINEN SUPPLY & RELATED ITEMS (0.06%)
 Cintas                                               2,339                 102,589
MACHINERY-CONSTRUCTION & MINING (0.29%)
 Caterpillar                                          4,649                 453,324
MACHINERY-FARM (0.16%)
 Deere                                                3,381                 251,546
MACHINERY-GENERAL INDUSTRY (0.12%)
 Ingersoll-Rand                                       2,347                 188,464
MEDICAL INFORMATION SYSTEM (0.05%)
 IMS Health                                           3,160                  73,344
MEDICAL INSTRUMENTS (1.20%)
 Biomet                                               3,449                 149,652
 Boston Scientific /1/                               11,507                 409,074
 Guidant                                              4,341                 312,986
 Medtronic                                           16,472                 818,164
 St. Jude Medical /1/                                 4,872                 204,283
                                                                          1,894,159
MEDICAL LABORATORY & TESTING SERVICE (0.14%)
 Laboratory Corp. of America
  Holdings /1/                                        1,885                  93,911
 Quest Diagnostics                                    1,379                 131,763
                                                                            225,674
MEDICAL PRODUCTS (2.26%)
 Baxter International                                 8,400                 290,136
 Becton Dickinson                                     3,451                 196,017
 Johnson & Johnson                                   40,443               2,564,895
 Stryker                                              5,478                 264,313
 Zimmer Holdings /1/                                  3,343                 267,841
                                                                          3,583,202
MEDICAL-BIOMEDICAL/GENE (1.07%)
 Amgen /1/                                           17,308               1,110,308
 Biogen Idec /1/                                      4,545                 302,743
 Chiron /1/                                           2,546                  84,858
 Genzyme /1/                                          3,377                 196,102
                                                                          1,694,011
MEDICAL-DRUGS (5.04%)
 Abbott Laboratories                                 21,223                 990,053
 Allergan                                             1,789                 145,034
 Bristol-Myers Squibb                                26,513                 679,263
 Eli Lilly                                           15,421                 875,142
 Forest Laboratories /1/                              5,020                 225,197
 King Pharmaceuticals /1/                             3,292                  40,821
 Medimmune /1/                                        3,389                  91,876
 Merck                                               30,220                 971,271
 Pfizer                                             102,630               2,759,721
 Schering-Plough                                     20,070                 419,061
                                      Shares

                                      Held                                Value

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COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                       $
 Wyeth                                               18,182                 774,371
                                                                          7,971,810
MEDICAL-GENERIC DRUGS (0.07%)
 Mylan Laboratories                                   3,667                  64,833
 Watson Pharmaceutical /1/                            1,492                  48,952
                                                                            113,785
MEDICAL-HMO (0.99%)
 Aetna                                                2,011                 250,872
 Humana /1/                                           2,172                  64,487
 UnitedHealth Group                                   8,907                 784,083
 WellPoint /1/                                        4,022                 462,530
                                                                          1,561,972
MEDICAL-HOSPITALS (0.24%)
 HCA                                                  5,740                 229,370
 Health Management Associates                         3,316                  75,340
 Tenet Healthcare /1/                                 6,359                  69,822
                                                                            374,532
MEDICAL-NURSING HOMES (0.03%)
 Manor Care                                           1,178                  41,737
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.27%)
 AmerisourceBergen                                    1,432                  84,030
 Cardinal Health                                      5,888                 342,387
                                                                            426,417
METAL-ALUMINUM (0.24%)
 Alcoa                                               11,862                 372,704
METAL-COPPER (0.08%)
 Phelps Dodge                                         1,300                 128,596
METAL-DIVERSIFIED (0.06%)
 Freeport-McMoran Copper & Gold                       2,433                  93,014
MISCELLANEOUS INVESTING (0.48%)
 Apartment Investment & Management                    1,291                  49,755
 Archstone-Smith Trust                                2,666                 102,108
 Equity Office Properties Trust                       5,495                 160,014
 Equity Residential Properties Trust                  3,853                 139,401
 Prologis Trust                                       2,505                 108,542
 Simon Property Group                                 3,013                 194,851
                                                                            754,671
MONEY CENTER BANKS (2.83%)
 Bank of America                                     55,045               2,586,565
 JP Morgan Chase                                     48,548               1,893,857
                                                                          4,480,422
MOTORCYCLE & MOTOR SCOOTER (0.15%)
 Harley-Davidson                                      4,003                 243,182
MULTI-LINE INSURANCE (2.78%)
 Allstate                                             9,351                 483,634
 American International Group                        35,494               2,330,891
 Cigna                                                1,830                 149,273
 Cincinnati Financial                                 2,290                 101,355
 Hartford Financial Services Group                    4,002                 277,379
 Loews                                                2,527                 177,648
 MetLife                                             10,143                 410,893
                                      Shares

                                      Held                                Value

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COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
                                                                       $
 Prudential Financial                                 6,991                 384,225
 Safeco                                               1,728                  90,271
                                                                          4,405,569
MULTIMEDIA (2.56%)
 Gannett                                              3,478                 284,153
 McGraw-Hill                                          2,588                 236,905
 Meredith                                               681                  36,910
 News                                                35,604                 664,371
 Time Warner /1/                                     62,419               1,213,425
 Viacom                                              23,235                 845,522
 Walt Disney                                         27,845                 774,091
                                                                          4,055,377
NETWORKING PRODUCTS (1.34%)
 Cisco Systems /1/                                   89,736               1,731,905
 Lucent Technologies /1/                             60,243                 226,514
 Network Appliance /1/                                4,889                 162,412
                                                                          2,120,831
NON-HAZARDOUS WASTE DISPOSAL (0.17%)
 Allied Waste Industries /1/                          4,337                  40,248
 Waste Management                                     7,797                 233,442
                                                                            273,690
OFFICE AUTOMATION & EQUIPMENT (0.23%)
 Pitney Bowes                                         3,143                 145,458
 Xerox /1/                                           12,995                 221,045
                                                                            366,503
OFFICE SUPPLIES & FORMS (0.06%)
 Avery Dennison                                       1,504                  90,195
OIL & GAS DRILLING (0.26%)
 Nabors Industries /1/                                2,037                 104,478
 Noble /1/                                            1,845                  91,770
 Rowan /1/                                            1,461                  37,840
 Transocean Sedco Forex /1/                           4,382                 185,753
                                                                            419,841
OIL COMPANY-EXPLORATION & PRODUCTION (0.82%)
 Anadarko Petroleum                                   3,370                 218,410
 Apache                                               4,449                 224,986
 Burlington Resources                                 5,335                 232,073
 Devon Energy                                         6,623                 257,767
 EOG Resources                                        1,615                 115,246
 Kerr-McGee                                           2,067                 119,452
 XTO Energy                                           3,548                 125,528
                                                                          1,293,462
OIL COMPANY-INTEGRATED (4.80%)
 Amerada Hess                                         1,249                 102,893
 ChevronTexaco                                       28,871               1,516,016
 ConocoPhillips                                       9,405                 816,636
 Exxon Mobil                                         87,916               4,506,574
 Marathon Oil                                         4,722                 177,594
 Occidental Petroleum                                 5,379                 313,919
 Unocal                                               3,586                 155,059
                                                                          7,588,691
OIL REFINING & MARKETING (0.19%)
 Ashland                                                968                  56,512
                                      Shares

                                      Held                                Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL REFINING & MARKETING (CONTINUED)
                                                                       $
 Sunoco                                                 997                  81,465
 Valero Energy                                        3,497                 158,763
                                                                            296,740
OIL-FIELD SERVICES (0.68%)
 Baker Hughes                                         4,571                 195,045
 BJ Services                                          2,200                 102,388
 Halliburton                                          6,023                 236,342
 Schlumberger                                         8,023                 537,140
                                                                          1,070,915
OPTICAL SUPPLIES (0.03%)
 Bausch & Lomb                                          728                  46,927
PAPER & RELATED PRODUCTS (0.51%)
 Georgia-Pacific                                      3,516                 131,780
 International Paper                                  6,631                 278,502
 Louisiana-Pacific                                    1,499                  40,083
 MeadWestvaco                                         2,761                  93,570
 Temple-Inland                                          762                  52,121
 Weyerhaeuser                                         3,268                 219,675
                                                                            815,731
PHARMACY SERVICES (0.15%)
 Express Scripts /1/                                  1,035                  79,115
 Medco Health Solutions /1/                           3,713                 154,461
                                                                            233,576
PHOTO EQUIPMENT & SUPPLIES (0.08%)
 Eastman Kodak                                        3,906                 125,968
PIPELINES (0.23%)
 Dynegy /1/                                           5,178                  23,922
 El Paso                                              8,765                  91,156
 Kinder Morgan                                        1,688                 123,444
 Williams                                             7,583                 123,527
                                                                            362,049
POWER CONVERTER & SUPPLY EQUIPMENT (0.03%)
 American Power Conversion                            2,606                  55,768
PRINTING-COMMERCIAL (0.07%)
 R.R. Donnelley & Sons                                2,992                 105,588
PROPERTY & CASUALTY INSURANCE (0.68%)
 ACE                                                  3,872                 165,528
 Chubb                                                2,610                 200,709
 Progressive                                          2,728                 231,443
 St. Paul                                             9,123                 338,190
 XL Capital                                           1,889                 146,681
                                                                          1,082,551
PUBLICLY TRADED INVESTMENT FUND (0.33%)
 iShares S&P 500 Index Fund /2/                       4,280                 517,880
PUBLISHING-NEWSPAPERS (0.24%)
 Dow Jones                                            1,116                  48,055
 Knight Ridder                                        1,049                  70,220
 New York Times                                       1,977                  80,662
 Tribune                                              4,329                 182,424
                                                                            381,361
                                      Shares

                                      Held                                Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REGIONAL BANKS (3.22%)
                                                                       $
 Comerica                                             2,324                 141,811
 Fifth Third Bancorp                                  7,649                 361,645
 Huntington Bancshares                                3,149                  78,032
 KeyCorp                                              5,541                 187,840
 National City                                        9,233                 346,699
 PNC Financial Services Group                         3,851                 221,201
 SunTrust Banks                                       5,052                 373,242
 U.S. Bancorp                                        25,445                 796,937
 Wachovia                                            21,853               1,149,468
 Wells Fargo                                         23,055               1,432,868
                                                                          5,089,743
RETAIL-APPAREL & SHOE (0.30%)
 Gap                                                 11,949                 252,363
 Limited                                              5,538                 127,484
 Nordstrom                                            1,908                  89,161
                                                                            469,008
RETAIL-AUTO PARTS (0.06%)
 Autozone /1/                                         1,087                  99,254
RETAIL-AUTOMOBILE (0.04%)
 AutoNation /1/                                       3,605                  69,252
RETAIL-BEDDING (0.10%)
 Bed Bath & Beyond /1/                                4,100                 163,303
RETAIL-BUILDING PRODUCTS (1.19%)
 Home Depot                                          29,925               1,278,995
 Lowe's                                              10,531                 606,480
                                                                          1,885,475
RETAIL-CONSUMER ELECTRONICS (0.24%)
 Best Buy                                             4,420                 262,636
 Circuit City Stores                                  2,662                  41,634
 RadioShack                                           2,159                  70,988
                                                                            375,258
RETAIL-DISCOUNT (2.74%)
 Big Lots /1/                                         1,537                  18,644
 Costco Wholesale                                     6,392                 309,437
 Dollar General                                       4,465                  92,738
 Family Dollar Stores                                 2,285                  71,360
 Target                                              12,202                 633,650
 TJX                                                  6,566                 165,004
 Wal-Mart Stores                                     57,711               3,048,295
                                                                          4,339,128
RETAIL-DRUG STORE (0.49%)
 CVS                                                  5,451                 245,677
 Walgreen                                            13,927                 534,379
                                                                            780,056
RETAIL-JEWELRY (0.04%)
 Tiffany                                              1,982                  63,365
RETAIL-MAJOR DEPARTMENT STORE (0.27%)
 J.C. Penney                                          3,892                 161,129
 May Department Stores                                3,979                 116,983
 Sears Roebuck                                        2,819                 143,853
                                                                            421,965
                                      Shares

                                      Held                                Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-OFFICE SUPPLIES (0.22%)
                                                                       $
 Office Depot /1/                                     4,257                  73,902
 OfficeMax                                            1,273                  39,947
 Staples                                              6,785                 228,722
                                                                            342,571
RETAIL-REGIONAL DEPARTMENT STORE (0.25%)
 Dillards                                             1,114                  29,933
 Federated Department Stores                          2,305                 133,206
 Kohl's /1/                                           4,675                 229,870
                                                                            393,009
RETAIL-RESTAURANTS (0.76%)
 Darden Restaurants                                   2,142                  59,419
 McDonald's                                          17,132                 549,252
 Starbucks /1/                                        5,450                 339,862
 Wendy's International                                1,552                  60,931
 Yum! Brands                                          3,992                 188,343
                                                                          1,197,807
RETAIL-TOY STORE (0.04%)
 Toys R Us /1/                                        2,930                  59,977
RUBBER-TIRES (0.04%)
 Cooper Tire & Rubber                                 1,020                  21,981
 Goodyear Tire & Rubber /1/                           2,390                  35,037
                                                                             57,018
SAVINGS & LOANS-THRIFTS (0.55%)
 Golden West Financial                                4,172                 256,244
 Sovereign Bancorp                                    4,703                 106,053
 Washington Mutual                                   11,898                 503,047
                                                                            865,344
SCHOOLS (0.13%)
 Apollo Group /1/                                     2,524                 203,712
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.34%)
 Analog Devices                                       5,121                 189,067
 Linear Technology                                    4,184                 162,172
 Maxim Integrated Products                            4,432                 187,873
                                                                            539,112
SEMICONDUCTOR EQUIPMENT (0.39%)
 Applied Materials /1/                               23,143                 395,745
 Kla-Tencor /1/                                       2,663                 124,043
 Novellus Systems /1/                                 1,906                  53,158
 Teradyne /1/                                         2,646                  45,167
                                                                            618,113
STEEL PRODUCERS (0.12%)
 Nucor                                                2,167                 113,421
 United States Steel                                  1,549                  79,386
                                                                            192,807
STEEL-SPECIALTY (0.02%)
 Allegheny Technologies                               1,301                  28,193
TELECOMMUNICATION EQUIPMENT (0.75%)
 ADC Telecommunications /1/                          11,023                  29,542
 Andrew /1/                                           2,191                  29,863
 Comverse Technology /1/                              2,693                  65,844
 Qualcomm                                            22,337                 947,089
 Scientific-Atlanta                                   2,089                  68,958
                                      Shares

                                      Held                                Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (CONTINUED)
                                                                       $
 Tellabs /1/                                          6,296                  54,082
                                                                          1,195,378
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.20%)
 CIENA /1/                                            7,792                  26,025
 Corning /1/                                         19,109                 224,913
 JDS Uniphase /1/                                    19,678                  62,379
                                                                            313,317
TELECOMMUNICATION SERVICES (0.07%)
 Avaya /1/                                            6,239                 107,311
TELEPHONE-INTEGRATED (2.89%)
 ALLTEL                                               4,139                 243,208
 AT&T                                                10,846                 206,725
 BellSouth                                           24,962                 693,694
 CenturyTel                                           1,834                  65,052
 Citizens Communications                              4,571                  63,034
 Qwest Communications International
  /1/                                                24,747                 109,877
 SBC Communications                                  45,181               1,164,314
 Sprint                                              20,046                 498,143
 Verizon Communications                              37,734               1,528,604
                                                                          4,572,651
TELEVISION (0.08%)
 Univision Communications /1/                         4,404                 128,905
THERAPEUTICS (0.13%)
 Gilead Sciences /1/                                  5,899                 206,406
TOBACCO (1.25%)
 Altria Group                                        27,971               1,709,028
 Reynolds American                                    2,010                 157,986
 UST                                                  2,251                 108,296
                                                                          1,975,310
TOOLS-HAND HELD (0.11%)
 Black & Decker                                       1,099                  97,075
 Snap-On                                                784                  26,938
 Stanley Works                                        1,120                  54,869
                                                                            178,882
TOYS (0.10%)
 Hasbro                                               2,412                  46,745
 Mattel                                               5,654                 110,196
                                                                            156,941
TRANSPORT-RAIL (0.50%)
 Burlington Northern Santa Fe                         5,122                 242,322
 CSX                                                  2,927                 117,314
 Norfolk Southern                                     5,397                 195,318
 Union Pacific                                        3,537                 237,863
                                                                            792,817
TRANSPORT-SERVICES (1.08%)
 FedEx                                                4,096                 403,415
 United Parcel Service                               15,273               1,305,231
                                                                          1,708,646
TRAVEL SERVICES (0.03%)
 Sabre Holdings                                       1,846                  40,907
                                      Shares

                                      Held                                Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRUCKING & LEASING (0.03%)
                                                                       $
 Ryder System                                           876                  41,846
WEB PORTALS (0.45%)
 Yahoo /1/                                           18,735                 705,935
WIRELESS EQUIPMENT (0.36%)
 Motorola                                            33,175                 570,610
                                       TOTAL COMMON STOCKS              154,345,033

                                      Principal

                                      Amount                              Value

------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.15%)
MONEY CENTER BANKS (2.15%)
 Investment in Joint Trading
  Account; Citicorp
                                                 $                     $
  2.00%; 01/03/05                                 3,406,325               3,406,325
                                    TOTAL COMMERCIAL PAPER                3,406,325

                                      Maturity

                                      Amount                              Value

------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.16%)
 Goldman Sachs; 1.60%; dated
  12/31/04 maturing 01/03/05
  (collateralized by U.S. Treasury
  Strips; $248,880; 11/15/10 -
  05/15/11) /5/                                  $  244,033            $    244,000
                               TOTAL REPURCHASE AGREEMENTS                  244,000
                                                                       ------------

                      TOTAL PORTFOLIO INVESTMENTS (99.85%)              157,995,358
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (0.15%)                                                        241,378
                                TOTAL NET ASSETS (100.00%)             $158,236,736
                                                                       --------------

 Contract                  Opening       Current      Unrealized
   Type      Commitment  Market Value  Market Value   Gain(Loss)
-----------------------------------------------------------------
FUTURES CONTRACTS
12 S&P 500     Buy        $3,592,500    $3,641,100      $48,600
March, 2005
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,478,250 or 0.93% of net assets.
/4 /Affiliated security.
/5 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 26,216,752
Unrealized Depreciation                       (20,855,632)
                                             ------------
Net Unrealized Appreciation (Depreciation)      5,361,120
Cost for federal income tax purposes         $152,634,238


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                 Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Financial                         $ 33,649,046                 20.82%
 Consumer, Non-cyclical              32,633,168                 20.19
 Technology                          19,060,325                 11.79
 Industrial                          17,844,670                 11.04
 Communications                      17,331,049                 10.72
 Consumer, Cyclical                  15,353,852                  9.50
 Energy                              10,975,186                  6.79
 Utilities                            4,499,854                  2.79
 Basic Materials                      4,498,509                  2.78
 Futures Contracts                    3,641,100                  2.25
 Government                           1,631,819                  1.01
 Funds                                  517,880                  0.32
                   TOTAL           $161,636,458                100.00%
                                  ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                                      194





See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          LARGECAP STOCK INDEX ACCOUNT

                               DECEMBER 31, 2004


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,478,250 or 0.93% of net assets.
/4 /Affiliated security.
/5 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 26,216,752
Unrealized Depreciation                       (20,855,632)
                                             ------------
Net Unrealized Appreciation (Depreciation)      5,361,120
Cost for federal income tax purposes         $152,634,238


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                 Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Financial                         $ 33,649,046                 20.82%
 Consumer, Non-cyclical              32,633,168                 20.19
 Technology                          19,060,325                 11.79
 Industrial                          17,844,670                 11.04
 Communications                      17,331,049                 10.72
 Consumer, Cyclical                  15,353,852                  9.50
 Energy                              10,975,186                  6.79
 Utilities                            4,499,854                  2.79
 Basic Materials                      4,498,509                  2.78
 Futures Contracts                    3,641,100                  2.25
 Government                           1,631,819                  1.01
 Funds                                  517,880                  0.32
                   TOTAL           $161,636,458                100.00%
                                  ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             LARGECAP VALUE ACCOUNT

                               DECEMBER 31, 2004

                                              Shares

                                              Held                          Value

-------------------------------------------------------------------------------------------
COMMON STOCKS (96.27%)
ADVERTISING AGENCIES (0.53%)
                                                                         $
 Interpublic Group /1/                                 32,200                431,480
AEROSPACE & DEFENSE (0.53%)
 Boeing                                                 8,200                424,514
AEROSPACE & DEFENSE EQUIPMENT (0.65%)
 General Dynamics                                       1,800                188,280
 Goodrich                                              10,300                336,192
                                                                             524,472
AGRICULTURAL OPERATIONS (0.32%)
 Monsanto                                               4,700                261,085
APPAREL MANUFACTURERS (0.94%)
 Jones Apparel Group                                   10,100                369,357
 VF                                                     7,050                390,429
                                                                             759,786
APPLICATIONS SOFTWARE (1.21%)
 Microsoft                                             36,700                980,257
AUTO-CARS & LIGHT TRUCKS (0.41%)
 General Motors                                         8,225                329,494
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.78%)
 American Axle & Manufacturing Holdings                 4,100                125,706
 Autoliv                                                6,600                318,780
 BorgWarner                                             4,800                260,016
 Dana                                                  13,225                229,189
 Lear                                                   1,500                 91,515
 Magna International                                    5,025                414,814
                                                                           1,440,020
BEVERAGES-NON-ALCOHOLIC (0.50%)
 Pepsico                                                7,800                407,160
BREWERY (0.37%)
 Adolph Coors                                           3,900                295,113
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (1.07%)
 Masco                                                 12,200                445,666
 Vulcan Materials                                       7,625                416,401
                                                                             862,067
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.28%)
 Martin Marietta Materials                              4,250                228,055
CABLE TV (1.23%)
 Comcast /1/                                           28,641                953,172
 Comcast /1/                                            1,225                 40,229
                                                                             993,401
CHEMICALS-DIVERSIFIED (0.61%)
 Dow Chemical                                           1,500                 74,265
 E. I. Du Pont de Nemours                               4,600                225,630
 PPG Industries                                         2,800                190,848
                                                                             490,743
CHEMICALS-SPECIALTY (0.32%)
 Eastman Chemical                                       4,400                254,012
COMMERCIAL BANKS (0.32%)
 BB&T                                                   6,200                260,710
                                              Shares

                                              Held                          Value

-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (0.67%)
                                                                         $
 Electronic Data Systems                               23,500                542,850
COMPUTERS (1.83%)
 Hewlett-Packard                                       58,282              1,222,174
 International Business Machines                        2,600                256,308
                                                                           1,478,482
CONTAINERS-PAPER & PLASTIC (0.49%)
 Smurfit-Stone Container /1/                           21,200                396,016
COSMETICS & TOILETRIES (0.38%)
 Kimberly-Clark                                         4,700                309,307
DISTRIBUTION-WHOLESALE (0.30%)
 Ingram Micro /1/                                       2,200                 45,760
 Tech Data /1/                                          4,250                192,950
                                                                             238,710
DIVERSIFIED MANUFACTURING OPERATIONS (7.95%)
 Cooper Industries                                      2,025                137,477
 Crane                                                  1,800                 51,912
 Eaton                                                  5,850                423,306
 General Electric                                     124,100              4,529,650
 Honeywell International                               15,600                552,396
 Textron                                                5,900                435,420
 Tyco International                                     8,000                285,920
                                                                           6,416,081
ELECTRIC-INTEGRATED (3.42%)
 Alliant Energy                                         6,000                171,600
 American Electric Power                               15,750                540,855
 Cinergy                                                2,900                120,727
 Constellation Energy Group                             2,100                 91,791
 Edison International                                   2,100                 67,263
 Entergy                                                4,650                314,293
 Exelon                                                11,400                502,398
 FirstEnergy                                           10,400                410,904
 Northeast Utilities                                   10,000                188,500
 PPL                                                    1,875                 99,900
 Puget Energy                                           1,300                 32,110
 XCEL Energy                                           12,200                222,040
                                                                           2,762,381
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.29%)
 Celestica /1/                                         14,100                198,951
 Flextronics International /1/                         13,400                185,188
 Sanmina /1/                                           11,600                 98,252
 Solectron /1/                                         66,100                352,313
 Vishay Intertechnology /1/                            13,500                202,770
                                                                           1,037,474
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.13%)
 Agere Systems /1/                                     76,600                104,942
ELECTRONIC PARTS DISTRIBUTION (0.08%)
 Arrow Electronics /1/                                  2,600                 63,180
FIDUCIARY BANKS (0.63%)
 Mellon Financial                                      16,400                510,204
FINANCE-CREDIT CARD (0.09%)
 Capital One Financial                                    900                 75,789
                                              Shares

                                              Held                          Value

-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (7.14%)
                                                                         $
 Bear Stearns                                           1,500                153,465
 Citigroup                                             71,175              3,429,211
 Goldman Sachs Group                                    7,400                769,896
 Lehman Brothers Holdings                               8,200                717,336
 Merrill Lynch                                         10,800                645,516
 Morgan Stanley                                           900                 49,968
                                                                           5,765,392
FINANCE-MORTGAGE LOAN/BANKER (1.66%)
 Federal Home Loan Mortgage                            13,100                965,470
 Federal National Mortgage Association                  5,225                372,072
                                                                           1,337,542
FINANCIAL GUARANTEE INSURANCE (0.79%)
 MBIA                                                   5,200                329,056
 MGIC Investment                                        4,500                310,095
                                                                             639,151
FOOD-MISCELLANEOUS/DIVERSIFIED (1.42%)
 Kraft Foods                                            9,100                324,051
 Sara Lee                                              20,000                482,800
 Unilever                                               5,100                340,221
                                                                           1,147,072
FOOD-RETAIL (1.65%)
 Albertson's                                           16,200                386,856
 Kroger /1/                                            26,300                461,302
 Safeway /1/                                           24,675                487,084
                                                                           1,335,242
GAS-DISTRIBUTION (0.57%)
 Sempra Energy                                         12,600                462,168
HOME DECORATION PRODUCTS (0.53%)
 Newell Rubbermaid                                     17,600                425,744
INSTRUMENTS-CONTROLS (0.58%)
 Parker Hannifin                                        6,175                467,695
INSURANCE BROKERS (0.36%)
 Aon                                                   12,100                288,706
LIFE & HEALTH INSURANCE (1.08%)
 Genworth Financial                                    14,900                402,300
 Manulife Financial                                    10,193                470,917
                                                                             873,217
MACHINERY-GENERAL INDUSTRY (0.41%)
 Ingersoll-Rand                                         4,100                329,230
MEDICAL-DRUGS (2.21%)
 AstraZeneca                                            7,100                258,369
 Bristol-Myers Squibb                                  14,250                365,085
 GlaxoSmithKline                                        6,700                317,513
 Merck                                                 21,250                682,975
 Pfizer                                                 6,075                163,357
                                                                           1,787,299
MEDICAL-HOSPITALS (0.21%)
 HCA                                                    4,200                167,832
METAL PROCESSORS & FABRICATION (0.19%)
 Worthington Industries                                 7,700                150,766
                                              Shares

                                              Held                          Value

-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
METAL-ALUMINUM (0.50%)
                                                                         $
 Alcoa                                                 12,800                402,176
MONEY CENTER BANKS (4.52%)
 Bank of America                                       57,536              2,703,617
 JP Morgan Chase                                       24,290                947,553
                                                                           3,651,170
MULTI-LINE INSURANCE (2.96%)
 Allstate                                              12,100                625,812
 American International Group                           4,000                262,680
 Hartford Financial Services Group                      8,800                609,928
 MetLife                                                9,650                390,921
 Prudential Financial                                   9,100                500,136
                                                                           2,389,477
MULTIMEDIA (1.60%)
 Time Warner /1/                                       61,000              1,185,840
 Viacom                                                   375                 13,646
 Walt Disney                                            3,300                 91,740
                                                                           1,291,226
OIL COMPANY-INTEGRATED (10.14%)
 BP Amoco                                               5,400                315,360
 ChevronTexaco                                         31,350              1,646,188
 ConocoPhillips                                        13,425              1,165,693
 Exxon Mobil                                           75,300              3,859,878
 Marathon Oil                                          14,900                560,389
 Occidental Petroleum                                  10,975                640,501
                                                                           8,188,009
OIL REFINING & MARKETING (0.33%)
 Ashland                                                4,525                264,170
PAPER & RELATED PRODUCTS (2.40%)
 Georgia-Pacific                                       11,350                425,398
 International Paper                                    8,800                369,600
 Louisiana-Pacific                                     11,200                299,488
 MeadWestvaco                                          13,000                440,570
 Neenah Paper /1/                                           1                     33
 Temple-Inland                                          4,700                321,480
 Weyerhaeuser                                           1,200                 80,664
                                                                           1,937,233
PHARMACY SERVICES (0.63%)
 Medco Health Solutions /1/                            12,300                511,680
POWER CONVERTER & SUPPLY EQUIPMENT (0.32%)
 Hubbell                                                4,975                260,193
PROPERTY & CASUALTY INSURANCE (2.02%)
 ACE                                                    5,000                213,750
 Chubb                                                  5,425                417,182
 St. Paul                                              17,613                652,914
 XL Capital                                             4,500                349,425
                                                                           1,633,271
REGIONAL BANKS (7.17%)
 Comerica                                               7,800                475,956
 Huntington Bancshares                                 16,475                408,250
 KeyCorp                                                9,175                311,033
 National City                                         18,225                684,349
 PNC Financial Services Group                           5,500                315,920
                                              Shares

                                              Held                          Value

-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REGIONAL BANKS (CONTINUED)
                                                                         $
 SunTrust Banks                                         8,775                648,297
 U.S. Bancorp                                          21,000                657,720
 Wachovia                                              27,150              1,428,090
 Wells Fargo                                           13,750                854,562
                                                                           5,784,177
RETAIL-APPAREL & SHOE (1.02%)
 Gap                                                    9,100                192,192
 Limited                                               20,100                462,702
 Nordstrom                                              3,600                168,228
                                                                             823,122
RETAIL-DISCOUNT (0.47%)
 Target                                                 7,300                379,089
RETAIL-OFFICE SUPPLIES (0.58%)
 Office Depot /1/                                      26,775                464,814
RETAIL-REGIONAL DEPARTMENT STORE (0.62%)
 Federated Department Stores                            8,700                502,773
RETAIL-RESTAURANTS (1.12%)
 McDonald's                                            28,200                904,092
RUBBER-TIRES (0.16%)
 Cooper Tire & Rubber                                   5,800                124,990
SAVINGS & LOANS-THRIFTS (1.30%)
 Astoria Financial                                      5,100                203,847
 Washington Mutual                                     20,075                848,771
                                                                           1,052,618
STEEL PRODUCERS (1.39%)
 Nucor                                                 10,800                565,272
 United States Steel                                   10,800                553,500
                                                                           1,118,772
TELECOMMUNICATION EQUIPMENT (0.90%)
 ADC Telecommunications /1/                            85,500                229,140
 Nortel Networks /1/                                   45,700                159,493
 Tellabs /1/                                           39,300                337,587
                                                                             726,220
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.35%)
 Corning /1/                                           23,700                278,949
TELEPHONE-INTEGRATED (4.09%)
 BellSouth                                              8,500                236,215
 SBC Communications                                    22,300                574,671
 Sprint                                                39,100                971,635
 Verizon Communications                                37,400              1,515,074
                                                                           3,297,595
TOBACCO (3.11%)
 Altria Group                                          33,100              2,022,410
 UST                                                   10,100                485,911
                                                                           2,508,321
TRANSPORT-RAIL (1.44%)
 Burlington Northern Santa Fe                           5,350                253,109
 CSX                                                    8,200                328,656
                                              Shares

                                              Held                          Value

-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-RAIL (CONTINUED)
                                                                         $
 Norfolk Southern                                      16,000                579,040
                                                                           1,160,805
                                         TOTAL COMMON STOCKS              77,709,783
                                                                         -----------

                        TOTAL PORTFOLIO INVESTMENTS (96.27%)              77,709,783
CASH AND RECEIVABLES, NET OF LIABILITIES (3.73%)                           3,011,118
                                  TOTAL NET ASSETS (100.00%)             $80,720,901
                                                                         -------------

1   Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $13,486,499
Unrealized Depreciation                       (1,115,771)
                                             -----------
Net Unrealized Appreciation (Depreciation)    12,370,728
Cost for federal income tax purposes         $65,339,055


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Financial                        $22,923,883                   29.50%
 Industrial                        12,320,547                   15.85
 Consumer,
 Non-cyclical                       8,730,111                   11.23
 Energy                             8,188,009                   10.54
 Communications                     7,018,872                    9.03
 Consumer, Cyclical                 6,392,633                    8.23
 Basic Materials                    4,467,105                    5.75
 Utilities                          3,224,550                    4.15
 Technology                         3,106,531                    4.00
 Government                         1,337,542                    1.72
                 TOTAL            $77,709,783                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           LIMITED TERM BOND ACCOUNT

                               DECEMBER 31, 2004

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (86.30%)
AEROSPACE & DEFENSE (0.18%)
 Northrop Grumman
                                               $                     $
  4.08%; 11/16/06                                  70,000                 70,707
 Raytheon
  6.75%; 08/15/07                                  29,000                 31,242
                                                                         101,949
AEROSPACE & DEFENSE EQUIPMENT (0.23%)
 General Dynamics
  3.00%; 05/15/08                                  60,000                 58,654
 United Technologies
  4.88%; 11/01/06                                  70,000                 71,949
                                                                         130,603
AGRICULTURAL OPERATIONS (0.14%)
 Bunge Limited Finance
  4.38%; 12/15/08                                  80,000                 80,614
AIRLINES (0.17%)
 Southwest Airlines
  5.50%; 11/01/06                                  70,000                 72,082
  8.00%; 03/01/05                                  25,000                 25,170
                                                                          97,252
ASSET BACKED SECURITIES (1.87%)
 Bear Stearns Asset Backed Securities
  /1/
  3.02%; 03/25/34                                 100,000                100,002
 Chase Funding Mortgage Loan
                                Asset
  Backed Certificates
  4.34%; 08/25/28                                 150,000                150,465
  4.88%; 08/25/28                                  49,054                 49,347
 Countrywide Asset Backed Certificates
  3.61%; 04/25/30                                 350,000                349,605
 Morgan Stanley ABS Capital I /1/
  2.71%; 11/25/34                                 200,000                200,003
 Residential Asset Mortgage Products /1/
  2.64%; 12/25/34                                 200,000                200,000
                                                                       1,049,422
AUTO-CARS & LIGHT TRUCKS (0.38%)
 DaimlerChrysler Holding
  2.96%; 05/24/06 /1/                             100,000                100,491
  7.25%; 01/18/06                                 110,000                114,214
                                                                         214,705
AUTOMOBILE SEQUENTIAL (10.72%)
 Capital Auto Receivables Asset Trust
  2.64%; 03/17/08                                 400,000                398,343
  3.58%; 10/16/06                                 512,167                513,672
  4.16%; 07/16/07                                 169,095                169,716
  4.50%; 10/15/07                                 295,927                297,608
 Chase Manhattan Auto Owner Trust
  2.06%; 12/15/09                                 475,000                463,095
  4.21%; 01/15/09                                 525,000                529,375
  4.24%; 09/15/08                                 295,950                297,616
 DaimlerChrysler Auto Trust
  2.88%; 10/08/09                                 200,000                198,588
  3.09%; 01/08/08                                 175,000                174,772
 Ford Credit Auto Owner Trust
  2.70%; 06/15/07                                 675,000                672,121
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
AUTOMOBILE SEQUENTIAL (CONTINUED)
 Ford Credit Auto Owner Trust
  (continued)
                                               $                     $
  4.01%; 03/15/06                                  85,175                 85,326
  4.14%; 12/15/05                                   9,136                  9,143
  4.75%; 08/15/06                                 400,000                403,094
 Honda Auto Receivables Owner Trust
  2.48%; 07/18/08                                 410,000                406,585
  2.70%; 03/17/08                                 475,000                472,271
  4.49%; 09/17/07                                 200,000                201,383
 M&I Auto Loan Trust
  3.04%; 10/20/08                                  75,000                 74,938
 Nissan Auto Receivables Owner Trust
  1.89%; 12/15/06                                  59,853                 59,615
  2.70%; 12/17/07                                 100,000                 99,194
  3.33%; 01/15/08                                 100,000                100,200
 Toyota Auto Receivables Owner Trust
  4.39%; 05/15/09                                 400,000                403,111
                                                                       6,029,766
BEVERAGES-NON-ALCOHOLIC (0.06%)
 Coca-Cola Enterprises
  5.25%; 05/15/07                                  30,000                 31,187
BEVERAGES-WINE & SPIRITS (0.08%)
 Diageo Capital
  3.38%; 03/20/08                                  15,000                 14,858
 Diageo Finance
  3.00%; 12/15/06                                  30,000                 29,746
                                                                          44,604
BROADCASTING SERVICES & PROGRAMMING (0.13%)
 Liberty Media
  3.50%; 09/25/06                                  75,000                 74,583
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.09%)
 Hanson Overseas
  6.75%; 09/15/05                                  50,000                 51,188
CABLE TV (0.60%)
 Comcast Cable Communications
  6.38%; 01/30/06                                 110,000                113,623
 Cox Communications
  3.04%; 12/14/07 /1/ /2/                         100,000                100,171
  6.88%; 06/15/05                                  70,000                 71,124
 TCI Communications
  7.61%; 10/04/05                                  50,000                 52,005
                                                                         336,923
CELLULAR TELECOMMUNICATIONS (0.82%)
 360 Communications
  7.50%; 03/01/06                                  50,000                 52,397
 AT&T Wireless Services
  6.88%; 04/18/05                                  50,000                 50,583
  7.35%; 03/01/06                                  25,000                 26,154
 Cingular Wireless
  5.63%; 12/15/06                                  70,000                 72,704
 Telus
  7.50%; 06/01/07                                  70,000                 76,055
 Verizon Wireless Capital
  5.38%; 12/15/06                                 145,000                150,192
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
CELLULAR TELECOMMUNICATIONS (CONTINUED)
 Vodafone Group
                                               $                     $
  7.63%; 02/15/05                                  35,000                 35,204
                                                                         463,289
CHEMICALS-DIVERSIFIED (0.31%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                  25,000                 25,914
 Dow Chemical
  7.00%; 08/15/05                                  60,000                 61,424
 E. I. Du Pont de Nemours
  3.38%; 11/15/07                                  90,000                 89,658
                                                                         176,996
COATINGS & PAINT (0.13%)
 Valspar
  6.00%; 05/01/07                                  70,000                 73,353
COMMERCIAL BANKS (0.39%)
 AmSouth Bank
  2.82%; 11/03/06                                  20,000                 19,776
 Marshall & Ilsley Bank
  4.13%; 09/04/07                                  75,000                 76,435
 PNC Bank
  7.88%; 04/15/05                                  50,000                 50,690
 Shawmut Bank
  8.63%; 02/15/05                                  50,000                 50,357
 Union Planters Bank
  5.13%; 06/15/07                                  20,000                 20,828
                                                                         218,086
COMMERCIAL SERVICE-FINANCE (0.03%)
 Equifax
  4.95%; 11/01/07                                  15,000                 15,514
COMPUTER SERVICES (0.18%)
 Computer Sciences
  7.50%; 08/08/05                                 100,000                102,370
COMPUTERS (0.22%)
 Hewlett-Packard
  5.50%; 07/01/07                                  50,000                 52,144
 International Business Machines
  4.25%; 09/15/09                                  70,000                 70,828
                                                                         122,972
COSMETICS & TOILETRIES (0.16%)
 Gillette
  2.50%; 06/01/08                                  10,000                  9,722
  4.00%; 06/30/05                                  60,000                 60,318
 Procter & Gamble
  4.75%; 06/15/07                                  20,000                 20,579
                                                                          90,619
CREDIT CARD ASSET BACKED SECURITIES (4.86%)
 Bank One Issuance Trust
  2.94%; 06/16/08                                 265,000                264,813
  3.35%; 03/15/11                                 100,000                 98,793
  3.86%; 06/15/11                                 700,000                701,581
 Capital One Master Trust
  5.30%; 06/15/09                                 100,000                103,039
  5.45%; 03/16/09                                  45,000                 46,335
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
CREDIT CARD ASSET BACKED SECURITIES (CONTINUED)
 Capital One Multi-Asset Execution Trust /1/
                                               $                     $
  2.62%; 12/15/09                                  75,000                 75,094
 Chase Credit Card Master Trust
  2.60%; 05/15/09 /1/                             100,000                100,000
  5.50%; 11/17/08                                 190,000                196,127
 Citibank Credit Card Issuance Trust
  2.70%; 01/15/08                                 400,000                398,221
  6.90%; 10/15/07                                  75,000                 77,241
 Citibank Credit Card Master Trust I
  5.88%; 03/10/11                                 200,000                215,134
 Discover Card Master Trust I
  5.15%; 10/15/09                                 150,000                155,561
 MBNA Credit Card Master Note Trust
  3.65%; 03/15/11                                 200,000                198,945
 MBNA Master Credit Card Trust
  6.90%; 01/15/08                                 100,000                102,443
                                                                       2,733,327
DATA PROCESSING & MANAGEMENT (0.11%)
 First Data
  3.38%; 08/01/08                                  60,000                 59,197
DIVERSIFIED FINANCIAL SERVICES (1.36%)
 General Electric Capital
  2.32%; 02/02/09 /1/                              80,000                 80,153
  3.75%; 12/15/09                                 100,000                 98,415
  4.25%; 01/15/08                                 150,000                152,375
  5.00%; 06/15/07                                 230,000                237,755
 John Deere Capital
  3.63%; 05/25/07                                  50,000                 49,998
  4.50%; 08/22/07                                  25,000                 25,576
 NiSource Finance
  3.20%; 11/01/06                                  45,000                 44,596
  7.63%; 11/15/05                                  75,000                 77,732
                                                                         766,600
DIVERSIFIED MANUFACTURING OPERATIONS (0.67%)
 Cooper Industries
  5.25%; 07/01/07                                  20,000                 20,720
 Dover
  6.45%; 11/15/05                                  64,000                 65,646
 Honeywell International
  6.13%; 07/01/05                                 100,000                101,458
  6.88%; 10/03/05                                  81,000                 83,169
 Tyco International Group
  6.13%; 01/15/09                                 100,000                107,904
                                                                         378,897
ELECTRIC-DISTRIBUTION (0.04%)
 Detroit Edison
  5.05%; 10/01/05                                  20,000                 20,305
ELECTRIC-INTEGRATED (2.01%)
 Alabama Power
  2.80%; 12/01/06                                  10,000                  9,877
 Appalachian Power
  4.80%; 06/15/05                                  80,000                 80,677
 Conectiv
  5.30%; 06/01/05                                  10,000                 10,081
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 Consolidated Edison
                                               $                     $
  3.63%; 08/01/08                                  60,000                 59,440
 Dominion Resources
  2.59%; 05/15/06 /1/                              80,000                 80,168
  7.63%; 07/15/05                                  35,000                 35,831
 Duke Energy
  3.75%; 03/05/08                                  60,000                 59,932
 FPL Group Capital
  1.88%; 03/30/05                                  50,000                 49,917
  3.25%; 04/11/06                                  35,000                 35,019
  4.09%; 02/16/07                                  50,000                 50,530
 Georgia Power /1/
  2.48%; 02/17/09                                  40,000                 39,995
 MidAmerican Energy Holdings
  4.63%; 10/01/07                                  25,000                 25,448
 Niagara Mohawk Power
  7.75%; 05/15/06                                  60,000                 63,544
 Oncor Electric Delivery
  5.00%; 09/01/07                                  20,000                 20,586
 Pacific Gas & Electric
  3.60%; 03/01/09                                  65,000                 63,921
 Pepco Holdings
  5.50%; 08/15/07                                  25,000                 25,998
 Potomac Electric Power
  6.50%; 09/15/05                                 100,000                102,436
 Progress Energy
  6.75%; 03/01/06                                  95,000                 98,577
 Public Service Company of Colorado
  4.38%; 10/01/08                                  70,000                 70,980
 SCANA /1/
  2.74%; 11/15/06                                  50,000                 50,110
 Tennessee Valley Authority
  6.38%; 06/15/05                                  40,000                 40,636
 Wisconsin Electric Power
  3.50%; 12/01/07                                  55,000                 54,779
                                                                       1,128,482
FEDERAL & FEDERALLY SPONSORED CREDIT (1.84%)
 Federal Farm Credit Bank
  3.00%; 04/15/08                               1,050,000              1,034,951
FIDUCIARY BANKS (0.16%)
 Bank of New York
  5.20%; 07/01/07                                  85,000                 88,371
FINANCE-AUTO LOANS (1.91%)
 American Honda Finance /1/ /2/
  2.47%; 02/20/07                                  30,000                 30,016
 Ford Motor Credit
  6.13%; 01/09/06                                 150,000                153,633
  6.50%; 01/25/07                                 175,000                181,973
  7.50%; 03/15/05                                 190,000                191,623
 General Motors Acceptance
  3.33%; 10/20/05 /1/                             160,000                160,590
  4.38%; 12/10/07                                  25,000                 24,648
  5.13%; 05/09/08                                  85,000                 84,866
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-AUTO LOANS (CONTINUED)
 General Motors Acceptance (continued)
                                               $                     $
  6.13%; 08/28/07                                  60,000                 61,777
  6.75%; 01/15/06                                 110,000                112,847
 Toyota Motor Credit
  2.80%; 01/18/06                                  70,000                 69,696
                                                                       1,071,669
FINANCE-COMMERCIAL (0.44%)
 CIT Group
  2.49%; 02/15/07 /1/                              65,000                 65,004
  7.38%; 04/02/07                                 125,000                134,969
 Textron Financial
  5.88%; 06/01/07                                  45,000                 47,305
                                                                         247,278
FINANCE-CONSUMER LOANS (1.55%)
 American General Finance
  5.88%; 07/14/06                                 180,000                186,629
  7.25%; 05/15/05                                 100,000                101,627
  7.45%; 01/15/05                                  35,000                 35,042
 Household Finance
  2.37%; 02/09/07 /1/                             180,000                180,209
  3.38%; 02/21/06                                 145,000                145,186
  6.50%; 01/24/06                                 145,000                149,896
 SLM /1/
  3.74%; 03/02/09                                  75,000                 75,133
                                                                         873,722
FINANCE-CREDIT CARD (0.22%)
 American Express
  3.75%; 11/20/07                                  70,000                 70,345
 Capital One Bank
  6.88%; 02/01/06                                  50,000                 51,869
                                                                         122,214
FINANCE-INVESTMENT BANKER & BROKER (3.56%)
 Banque Paribas
  8.35%; 06/15/07                                  75,000                 83,177
 Bear Stearns
  3.00%; 03/30/06                                  60,000                 59,876
  6.50%; 05/01/06                                 115,000                119,717
  6.88%; 10/01/05                                  78,000                 80,179
 Citigroup
  6.75%; 12/01/05                                 455,000                469,530
 Credit Suisse First Boston
  5.75%; 04/15/07                                 165,000                172,945
 Goldman Sachs Group
  2.43%; 07/23/09 /1/                             150,000                150,498
  7.63%; 08/17/05                                  75,000                 77,209
 Lehman Brothers Holdings
  6.25%; 05/15/06                                 170,000                176,925
  8.75%; 03/15/05                                  75,000                 75,844
 Merrill Lynch
  2.46%; 02/06/09 /1/                             180,000                179,995
  3.76%; 03/02/09 /1/                              40,000                 39,776
  6.15%; 01/26/06                                  45,000                 46,341
 Morgan Stanley
  2.41%; 02/15/07 /1/                              90,000                 90,039
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Morgan Stanley (continued)
                                               $                     $
  7.75%; 06/15/05                                 175,000                178,819
                                                                       2,000,870
FINANCE-LEASING COMPANY (0.34%)
 AT&T Capital
  6.60%; 05/15/05                                  25,000                 25,217
 Boeing Capital
  5.75%; 02/15/07                                 110,000                114,881
 International Lease Finance /1/
  2.41%; 01/15/10                                  50,000                 49,966
                                                                         190,064
FINANCE-MORTGAGE LOAN/BANKER (18.63%)
 Countrywide Home Loan
  2.45%; 02/17/06 /1/                              40,000                 39,989
  2.88%; 02/15/07                                  80,000                 78,588
  4.50%; 01/25/33                                  50,467                 50,302
  6.70%; 03/10/05                                  75,000                 75,521
 Federal Home Loan Bank
  2.88%; 09/15/06                               3,125,000              3,113,925
 Federal Home Loan Mortgage
  4.00%; 01/15/22                                 200,000                201,096
  5.25%; 01/15/06                               2,000,000              2,042,842
  5.75%; 03/15/09                               1,500,000              1,616,346
 Federal National Mortgage Association
  3.68%; 02/17/09 /1/                             180,000                181,643
  4.25%; 05/15/09                               1,000,000              1,017,488
  5.25%; 04/15/07                               1,975,000              2,057,824
                                                                      10,475,564
FINANCE-OTHER SERVICES (0.80%)
 Caterpillar Financial Services
  3.00%; 02/15/07                                  70,000                 69,230
  4.69%; 04/25/05                                  20,000                 20,134
 Mellon Funding
  4.88%; 06/15/07                                  70,000                 72,099
 National Rural Utilities
  6.00%; 05/15/06                                  95,000                 98,403
 Newcourt Credit Group
  6.88%; 02/16/05                                  70,000                 70,340
 Verizon Global Funding
  6.75%; 12/01/05                                 115,000                118,722
                                                                         448,928
FOOD-MEAT PRODUCTS (0.18%)
 Tyson Foods
  6.75%; 06/01/05                                  50,000                 50,524
  7.25%; 10/01/06                                  50,000                 53,011
                                                                         103,535
FOOD-MISCELLANEOUS/DIVERSIFIED (0.77%)
 Campbell Soup
  5.50%; 03/15/07                                  85,000                 88,140
 General Mills
  5.13%; 02/15/07                                  20,000                 20,534
 Kellogg
  6.00%; 04/01/06                                  75,000                 77,326
 Kraft Foods
  4.63%; 11/01/06                                  95,000                 96,959
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
FOOD-MISCELLANEOUS/DIVERSIFIED (CONTINUED)
 Sara Lee
                                               $                     $
  2.75%; 06/15/08                                  10,000                  9,685
  5.95%; 01/20/05                                  65,000                 65,057
 Unilever Capital
  6.88%; 11/01/05                                  75,000                 77,319
                                                                         435,020
FOOD-RETAIL (0.25%)
 Safeway
  2.50%; 11/01/05                                  90,000                 89,491
  3.80%; 08/15/05                                  50,000                 50,179
                                                                         139,670
GAS-DISTRIBUTION (0.08%)
 Sempra Energy
  4.75%; 05/15/09                                  45,000                 45,872
HOME EQUITY-OTHER (0.12%)
 Argent Securities /1/
  2.64%; 02/25/34                                  40,000                 39,961
 Specialty Underwriting & Residential
  Finance /1/
  2.93%; 02/25/35                                  25,000                 25,000
                                                                          64,961
HOME EQUITY-SEQUENTIAL (0.91%)
 Ameriquest Mortgage Securities
  2.62%; 04/25/34 /1/                              75,000                 75,001
  3.02%; 10/25/33                                  75,000                 74,525
  4.26%; 08/25/33                                 200,000                200,320
 New Century Home Equity Loan Trust
  3.56%; 11/25/33                                 160,000                159,857
                                                                         509,703
INDUSTRIAL GASES (0.17%)
 Praxair
  4.75%; 07/15/07                                  20,000                 20,584
  6.85%; 06/15/05                                  75,000                 76,269
                                                                          96,853
INSURANCE BROKERS (0.25%)
 Aon
  6.70%; 01/15/07 /1/                              30,000                 31,351
  8.65%; 05/15/05                                  60,000                 61,157
 Marsh & McLennan
  3.63%; 02/15/08                                  50,000                 48,492
                                                                         141,000
LIFE & HEALTH INSURANCE (0.19%)
 Lincoln National
  5.25%; 06/15/07                                  20,000                 20,715
 ReliaStar Financial
  8.63%; 02/15/05                                  50,000                 50,308
 Torchmark
  6.25%; 12/15/06                                  35,000                 36,785
                                                                         107,808
MEDICAL PRODUCTS (0.13%)
 Baxter International
  5.25%; 05/01/07                                  70,000                 72,277
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
MEDICAL-DRUGS (0.15%)
 Eli Lilly
                                               $                     $
  5.50%; 07/15/06                                  35,000                 36,151
 GlaxoSmithKline Capital
  2.38%; 04/16/07                                  50,000                 48,947
                                                                          85,098
MEDICAL-HMO (0.43%)
 Anthem
  3.50%; 09/01/07                                  50,000                 49,723
  4.88%; 08/01/05                                  70,000                 70,517
 UnitedHealth Group
  3.30%; 01/30/08                                  75,000                 73,843
  3.38%; 08/15/07                                  50,000                 49,617
                                                                         243,700
METAL-ALUMINUM (0.16%)
 Alcan
  6.25%; 11/01/08                                  20,000                 21,555
 Alcoa
  4.25%; 08/15/07                                  65,000                 66,114
                                                                          87,669
METAL-DIVERSIFIED (0.10%)
 Rio Tinto Finance
  2.63%; 09/30/08                                  60,000                 57,530
MISCELLANEOUS INVESTING (1.12%)
 Archstone-Smith Operating Trust
  3.00%; 06/15/08                                  60,000                 57,909
 Camden Property Trust
  4.38%; 01/15/10                                  75,000                 74,760
  5.88%; 06/01/07                                  70,000                 73,207
 Developers Diversified Realty
  3.88%; 01/30/09                                  25,000                 24,533
 Duke Realty
  3.35%; 01/15/08                                  25,000                 24,513
 Equity One /1/
  4.26%; 07/25/34                                 200,000                199,667
 HRPT Properties Trust
  6.70%; 02/23/05                                  50,000                 50,249
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                  20,000                 20,822
 Simon Property Group
  3.75%; 01/30/09                                  75,000                 73,812
  7.13%; 06/24/05                                  30,000                 30,552
                                                                         630,024
MONEY CENTER BANKS (0.84%)
 Bank of America
  4.75%; 10/15/06                                 165,000                168,981
 JP Morgan Chase
  3.13%; 12/11/06                                 100,000                 99,483
  5.25%; 05/30/07                                 100,000                103,959
  5.35%; 03/01/07                                  25,000                 25,950
  6.50%; 08/01/05                                  75,000                 76,499
                                                                         474,872
MORTGAGE BACKED SECURITIES (9.82%)
 Banc of America Commercial Mortgage
  7.11%; 11/15/31                                  76,165                 81,219
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 Bear Stearns Commercial Mortgage
  Securities
                                               $                     $
  0.65%; 05/11/39 /1/ /2/                       2,550,199                 69,195
  3.97%; 11/11/35                                 422,341                421,769
  4.13%; 11/11/41                                 300,000                300,309
 Chase Manhattan Bank-First Union
  National Bank Commercial Mortgage
  Trust
  7.13%; 08/15/31                                 287,074                302,868
 Commercial Mortgage Pass-Through
  Certificate /2/
  3.25%; 06/10/38                                  92,728                 89,290
 CS First Boston Mortgage Securities
  6.25%; 12/16/35                                 100,000                106,774
 First Union-Lehman Brothers-Bank of
  America Commercial Mortgage Trust
  6.56%; 11/18/35                                 100,000                107,514
 GE Capital Commercial Mortgage
  6.32%; 01/15/33                                  61,122                 63,246
 GMAC Commercial Mortgage Securities
  4.32%; 10/15/38                                  75,931                 76,735
  6.95%; 09/15/33                                 100,000                110,621
 Greenwich Capital Commercial Funding /1/ /2/
  0.39%; 06/10/36                               6,921,000                123,035
 JP Morgan Chase Commercial Mortgage
  Securities
  3.48%; 06/12/41                                 466,741                462,469
  4.47%; 11/15/35                                  30,182                 30,448
  6.04%; 11/15/35                                 190,000                202,044
 JP Morgan Commercial Mortgage Finance
  7.16%; 09/15/29                                  50,000                 54,017
 LB-UBS Commercial Mortgage Trust
  1.23%; 03/15/36 /1/ /2/                       1,691,618                 84,364
  2.60%; 05/15/27                                  83,960                 81,725
  3.63%; 10/15/29                                 389,905                388,286
  4.19%; 08/15/29                                 350,000                351,550
  4.90%; 06/15/26 /2/                             200,000                206,021
  5.97%; 03/15/26                                 265,000                280,354
  6.06%; 06/15/20                                 128,576                135,763
 Merrill Lynch Mortgage Investors /1/
  7.85%; 12/26/25                                  50,000                 50,995
 Morgan Stanley Capital I
  3.48%; 09/15/37                                  63,465                 63,175
  5.33%; 12/18/32                                 150,000                155,122
  6.54%; 02/15/31                                 230,000                247,968
 NationsLink Funding
  7.03%; 06/20/31                                 449,416                473,764
  7.23%; 06/20/31                                 125,000                137,688
 PNC Mortgage Acceptance
  7.11%; 12/10/32                                  70,429                 74,825
 Prudential Securities Secured Financing
  6.48%; 11/01/31                                 100,000                108,148
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 Wachovia Bank Commercial Mortgage Trust
  /1/ /2/
                                               $                     $
  0.33%; 01/15/41                               6,675,422                 84,050
                                                                       5,525,351
MULTI-LINE INSURANCE (0.41%)
 Allstate
  5.38%; 12/01/06                                  45,000                 46,486
  7.88%; 05/01/05                                  10,000                 10,160
 Hartford Financial Services Group
  4.70%; 09/01/07                                  70,000                 71,395
 MetLife
  3.91%; 05/15/05                                  50,000                 50,223
  5.25%; 12/01/06                                  50,000                 51,600
                                                                         229,864
MULTIMEDIA (0.98%)
 AOL Time Warner
  6.13%; 04/15/06                                 105,000                108,723
 Gannett
  5.50%; 04/01/07                                  75,000                 78,188
 Thomson
  5.75%; 02/01/08                                  70,000                 73,721
 Viacom
  7.15%; 05/20/05                                  47,000                 47,708
  7.75%; 06/01/05                                 140,000                142,491
 Walt Disney
  7.30%; 02/08/05                                 100,000                100,427
                                                                         551,258
OIL COMPANY-EXPLORATION & PRODUCTION (0.36%)
 Kerr-McGee
  5.38%; 04/15/05                                  70,000                 70,450
 PennzEnergy
  10.25%; 11/01/05                                 50,000                 52,689
 Petroleos Mexicanos
  6.50%; 02/01/05                                  80,000                 80,256
                                                                         203,395
OIL COMPANY-INTEGRATED (0.46%)
 BP Canada Finance
  3.63%; 01/15/09                                  75,000                 74,494
 ChevronTexaco Capital
  3.38%; 02/15/08                                  75,000                 74,655
 Marathon Oil
  5.38%; 06/01/07                                  70,000                 72,791
 Occidental Petroleum
  4.00%; 11/30/07                                  35,000                 35,231
                                                                         257,171
OIL FIELD MACHINERY & EQUIPMENT (0.10%)
 Cooper Cameron
  2.65%; 04/15/07                                  55,000                 53,560
OIL REFINING & MARKETING (0.08%)
 Valero Energy
  6.13%; 04/15/07                                  45,000                 47,424
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL-FIELD SERVICES (0.05%)
 Halliburton /1/
                                               $                     $
  3.57%; 10/17/05                                  30,000                 30,243
PAPER & RELATED PRODUCTS (0.26%)
 Champion International
  7.10%; 09/01/05                                  50,000                 51,132
 Union Camp
  7.00%; 08/15/06                                  75,000                 78,990
 Weyerhaeuser
  5.50%; 03/15/05                                  16,000                 16,073
                                                                         146,195
PHARMACY SERVICES (0.05%)
 Caremark Rx
  7.38%; 10/01/06                                  25,000                 26,477
PHOTO EQUIPMENT & SUPPLIES (0.11%)
 Eastman Kodak
  3.63%; 05/15/08                                  65,000                 63,350
PIPELINES (0.63%)
 Duke Energy Field Services
  7.50%; 08/16/05                                  75,000                 76,982
 Enbridge Energy Partners
  4.00%; 01/15/09                                  50,000                 49,256
 Kinder Morgan
  6.65%; 03/01/05                                 125,000                125,793
 Kinder Morgan Energy Partners
  8.00%; 03/15/05                                 100,000                100,931
                                                                         352,962
PROPERTY & CASUALTY INSURANCE (0.39%)
 ACE
  6.00%; 04/01/07                                 100,000                104,318
 Chubb
  6.15%; 08/15/05                                  25,000                 25,425
 St. Paul
  7.88%; 04/15/05                                  70,000                 70,942
 Travelers Property Casualty
  3.75%; 03/15/08                                  20,000                 19,805
                                                                         220,490
PUBLISHING-BOOKS (0.18%)
 Reed Elsevier Capital
  6.13%; 08/01/06                                  25,000                 25,920
  7.00%; 05/15/05                                  75,000                 76,117
                                                                         102,037
REAL ESTATE OPERATOR & DEVELOPER (0.24%)
 EOP Operating
  7.75%; 11/15/07                                  75,000                 82,775
 ERP Operating
  4.75%; 06/15/09                                  50,000                 51,054
                                                                         133,829
REGIONAL AUTHORITY (0.56%)
 New Brunswick
  3.50%; 10/23/07                                  20,000                 20,001
 Province of Manitoba
  2.75%; 01/17/06                                  70,000                 69,938
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL AUTHORITY (CONTINUED)
 Province of Ontario
                                               $                     $
  3.50%; 09/17/07                                 130,000                129,710
 Province of Quebec
  5.50%; 04/11/06                                  95,000                 97,806
                                                                         317,455
REGIONAL BANKS (2.30%)
 Bank One
  7.63%; 08/01/05                                 215,000                220,876
 Fifth Third Bancorp
  3.38%; 08/15/08                                  60,000                 59,194
 First Union
  7.55%; 08/18/05                                 200,000                205,685
 FleetBoston Financial
  7.25%; 09/15/05                                 175,000                180,081
 KeyCorp
  4.63%; 05/16/05                                  75,000                 75,511
 Korea Development Bank
  3.88%; 03/02/09                                  25,000                 24,676
  7.25%; 05/15/06                                  55,000                 57,917
 PNC Funding
  5.75%; 08/01/06                                  85,000                 88,149
 SunTrust Banks
  2.50%; 11/01/06                                  10,000                  9,839
  5.05%; 07/01/07                                  65,000                 67,223
 U.S. Bancorp
  6.75%; 10/15/05                                  60,000                 61,584
 Wells Fargo
  5.90%; 05/21/06                                 235,000                243,566
                                                                       1,294,301
REINSURANCE (0.17%)
 Berkshire Hathaway
  3.38%; 10/15/08                                  95,000                 93,913
RENTAL-AUTO & EQUIPMENT (0.04%)
 Hertz
  4.70%; 10/02/06                                  20,000                 20,218
RETAIL-DISCOUNT (0.62%)
 Costco Wholesale
  5.50%; 03/15/07                                  70,000                 72,781
 Target
  5.40%; 10/01/08                                  70,000                 73,974
 Wal-Mart Stores
  4.38%; 07/12/07                                 195,000                199,530
                                                                         346,285
RETAIL-DRUG STORE (0.12%)
 CVS
  3.88%; 11/01/07                                  70,000                 70,316
RETAIL-MAJOR DEPARTMENT STORE (0.10%)
 May Department Stores
  3.95%; 07/15/07                                  55,000                 55,093
RETAIL-RESTAURANTS (0.13%)
 McDonald's
  5.38%; 04/30/07                                  70,000                 72,949
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
SAVINGS & LOANS-THRIFTS (1.19%)
 Golden West Financial
                                               $                     $
  4.13%; 08/15/07                                  70,000                 71,045
 Washington Mutual
  0.00%; 01/25/45 /1/ /3/                         425,000                425,000
  2.45%; 11/03/05 /1/                              50,000                 50,082
  2.81%; 01/15/10 /1/                              75,000                 74,888
  4.00%; 01/15/09                                  50,000                 49,850
                                                                         670,865
SOVEREIGN (1.24%)
 Finland Government
  4.75%; 03/06/07                                  75,000                 77,203
 Italy Government
  4.38%; 10/25/06                                 470,000                478,154
 Mexico Government
  8.50%; 02/01/06                                 135,000                143,235
                                                                         698,592
SPECIAL PURPOSE BANKS (0.50%)
 Kreditanstalt fuer Wiederaufbau
  2.38%; 09/25/06                                 285,000                282,241
SPECIAL PURPOSE ENTITY (0.13%)
 Fondo Latinoamericano de Reservas /2/
  3.00%; 08/01/06                                  75,000                 74,644
SUPRANATIONAL BANK (1.47%)
 Asian Development Bank
  2.38%; 03/15/06                                 100,000                 99,380
 Corp Andina de Fomento
  6.75%; 03/15/05                                  30,000                 30,113
  8.88%; 06/01/05                                  75,000                 76,797
 European Investment Bank
  4.63%; 03/01/07                                 455,000                467,133
 Inter-American Development Bank
  5.38%; 01/18/06                                 150,000                153,579
                                                                         827,002
TELEPHONE-INTEGRATED (1.41%)
 ALLTEL
  6.75%; 09/15/05                                  60,000                 61,585
 BellSouth
  4.20%; 09/15/09                                  20,000                 20,052
  5.00%; 10/15/06                                 100,000                102,816
 British Telecommunications /1/
  7.88%; 12/15/05                                 125,000                130,374
 Deutsche Telekom International Finance
  /1/
  8.25%; 06/15/05                                  50,000                 51,165
 France Telecom /1/
  7.95%; 03/01/06                                  75,000                 78,747
 GTE Florida
  6.25%; 11/15/05                                  50,000                 51,312
 GTE North
  6.40%; 02/15/05                                  25,000                 25,115
 SBC Communications
  5.75%; 05/02/06                                 100,000                103,206
 Sprint Capital
  7.13%; 01/30/06                                 100,000                104,012
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 Telecom Italia Capital
                                               $                     $
  4.00%; 11/15/08                                  65,000                 64,751
                                                                         793,135
TEXTILE-HOME FURNISHINGS (0.09%)
 Mohawk Industries
  6.50%; 04/15/07                                  45,000                 47,811
TOOLS-HAND HELD (0.12%)
 Stanley Works
  3.50%; 11/01/07                                  70,000                 69,787
TRANSPORT-RAIL (0.71%)
 Burlington Northern Santa Fe
  6.38%; 12/15/05                                  85,000                 87,503
 CSX
  6.25%; 10/15/08                                  75,000                 80,863
 Norfolk Southern
  8.38%; 05/15/05                                 150,000                152,894
 Union Pacific
  7.60%; 05/01/05                                  75,000                 76,017
                                                                         397,277
TRANSPORT-SERVICES (0.04%)
 FedEx
  2.29%; 04/01/05                                  20,000                 20,010
                                             TOTAL BONDS              48,537,526

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (3.35%)
4.00%; 09/01/10                                    86,300                 85,952
4.50%; 09/01/10                                   159,144                160,316
4.50%; 10/01/10                                   100,199                100,937
4.50%; 11/01/10                                   279,117                281,173
4.50%; 02/01/11                                    98,814                 99,541
4.50%; 04/01/11                                   410,336                413,357
4.50%; 06/01/11                                   192,316                193,750
4.50%; 10/01/11                                   248,581                250,411
4.50%; 11/01/11                                   298,746                300,946
                                TOTAL FHLMC CERTIFICATES               1,886,383

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (3.21%)
                                               $                     $
4.00%; 05/01/10                                    60,721                 60,405
4.00%; 06/01/10                                    34,864                 34,683
4.00%; 07/01/10                                    39,841                 39,633
4.00%; 08/01/10                                    26,176                 26,040
4.00%; 03/01/11                                    90,409                 89,945
4.50%; 05/01/10                                   104,701                105,406
4.50%; 06/01/10                                   224,297                225,808
4.50%; 07/01/10                                   199,081                200,548
4.50%; 05/01/11                                   133,177                134,075
4.50%; 07/01/11                                   239,937                241,554
4.50%; 08/01/11                                   462,145                465,259
4.50%; 09/01/11                                    92,061                 92,681
5.00%; 06/01/18                                    85,398                 86,847
                                 TOTAL FNMA CERTIFICATES               1,802,884

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TREASURY BONDS (5.97%)
 U.S. Treasury Inflation-Indexed
  Obligations
  3.38%; 01/15/07                               2,650,802              2,807,470
 U.S. Treasury Strip /3/
  0.00%; 08/15/09                                 650,000                551,034
                                    TOTAL TREASURY BONDS               3,358,504

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.99%)
FINANCE-MORTGAGE LOAN/BANKER (1.99%)
 Investment in Joint Trading Account;
                       Federal Home Loan
  Bank
  1.25%; 01/03/05                              $1,116,296            $ 1,116,219
                                  TOTAL COMMERCIAL PAPER               1,116,219
                                                                     -----------

                   TOTAL PORTFOLIO INVESTMENTS (100.82%)              56,701,516
LIABILITIES, NET OF CASH, RECEIVABLES
 AND OTHER ASSETS (-0.82%)                                              (460,111)
                              TOTAL NET ASSETS (100.00%)             $56,241,405
                                                                     --------------



/1 /Variable rate.
/2 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $860,786 or 1.53% of net assets.
/3 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $    33,124
Unrealized Depreciation                         (455,904)
                                             -----------
Net Unrealized Appreciation (Depreciation)      (422,780)
Cost for federal income tax purposes         $57,124,296


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                               Value                Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Government                         $17,707,116                 31.23%
 Asset Backed Securities             10,586,846                 18.67
 Financial                           10,109,972                 17.83
 Mortgage Securities                  9,264,920                 16.34
 Communications                       2,378,362                  4.19
 Consumer, Non-cyclical               1,388,533                  2.45
 Utilities                            1,276,352                  2.25
 Industrial                           1,274,645                  2.25
 Energy                                 944,755                  1.67
 Consumer, Cyclical                     904,411                  1.60
 Basic Materials                        581,066                  1.02
 Technology                             284,538                  0.50
                    TOTAL           $56,701,516                100.00%
                                   ---------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 MIDCAP ACCOUNT

                               DECEMBER 31, 2004

                                      Shares

                                      Held                               Value

-----------------------------------------------------------------------------------------
COMMON STOCKS (99.28%)
ADVERTISING AGENCIES (0.79%)
                                                                      $
 Interpublic Group /1/                             233,103               3,123,580
AEROSPACE & DEFENSE (1.20%)
 Raytheon                                           75,065               2,914,774
 Rockwell Collins                                   46,737               1,843,307
                                                                         4,758,081
AEROSPACE & DEFENSE EQUIPMENT (1.29%)
 Alliant Techsystems /1/                            78,123               5,107,682
AGRICULTURAL OPERATIONS (0.61%)
 Delta & Pine Land                                  88,082               2,402,877
APPAREL MANUFACTURERS (0.89%)
 Polo Ralph Lauren                                  82,830               3,528,558
APPLICATIONS SOFTWARE (0.82%)
 Intuit /1/                                         73,573               3,237,948
AUDIO & VIDEO PRODUCTS (0.37%)
 Polycom /1/                                        62,725               1,462,747
BEVERAGES-NON-ALCOHOLIC (0.42%)
 Coca-Cola Enterprises                              79,662               1,660,953
BROADCASTING SERVICES & PROGRAMMING (1.68%)
 Liberty Media /1/                                 603,326               6,624,519
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.98%)
 Vulcan Materials                                   70,581               3,854,428
BUILDING PRODUCTS-WOOD (0.63%)
 Rayonier                                           51,047               2,496,709
CABLE TV (0.60%)
 Liberty Media International /1/                    51,598               2,385,375
CASINO HOTELS (1.52%)
 Harrah's Entertainment                             89,863               6,010,936
CASINO SERVICES (0.74%)
 International Game Technology                      85,405               2,936,224
COMMERCIAL BANKS (5.64%)
 M&T Bank                                           44,223               4,769,008
 Marshall & Ilsley                                  52,414               2,316,699
 North Fork Bancorp                                173,653               5,009,889
 TCF Financial                                     317,354              10,199,758
                                                                        22,295,354
COMMERCIAL SERVICE-FINANCE (2.31%)
 Dun & Bradstreet /1/                               60,051               3,582,042
 MoneyGram International                            92,520               1,955,873
 Paychex                                           105,898               3,609,004
                                                                         9,146,919
COMMERCIAL SERVICES (3.89%)
 Arbitron /1/                                      140,832               5,517,798
 Magellan Health Services /1/                       57,808               1,974,721
 ServiceMaster                                     207,988               2,868,154
 Weight Watchers International /1/                 121,955               5,008,692
                                                                        15,369,365
                                      Shares

                                      Held                               Value

-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (2.76%)
                                                                      $
 Ceridian /1/                                      176,381               3,224,245
 DST Systems /1/                                    81,549               4,250,334
 Sungard Data Systems /1/                           60,338               1,709,375
 Unisys /1/                                        170,348               1,734,143
                                                                        10,918,097
COMPUTERS-INTEGRATED SYSTEMS (3.00%)
 Diebold                                           109,602               6,108,120
 NCR /1/                                            83,144               5,756,059
                                                                        11,864,179
COMPUTERS-MEMORY DEVICES (1.83%)
 Storage Technology /1/                            228,157               7,212,043
COMPUTERS-PERIPHERAL EQUIPMENT (1.00%)
 Lexmark International /1/                          46,253               3,931,505
COSMETICS & TOILETRIES (0.36%)
 International Flavors & Fragrances                 33,507               1,435,440
DATA PROCESSING & MANAGEMENT (0.98%)
 Certegy                                            38,871               1,381,087
 Reynolds & Reynolds                                93,595               2,481,203
                                                                         3,862,290
DENTAL SUPPLIES & EQUIPMENT (0.89%)
 Dentsply International                             62,534               3,514,411
DIVERSIFIED MANUFACTURING OPERATIONS (1.00%)
 Dover                                              50,819               2,131,349
 Lancaster Colony                                   42,085               1,804,184
                                                                         3,935,533
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.78%)
 Aramark                                           115,626               3,065,245
ELECTRIC-INTEGRATED (1.87%)
 Ameren                                             88,260               4,425,357
 Duquesne Light Holdings                            24,599                 463,691
 Scana                                              63,146               2,487,952
                                                                         7,377,000
ELECTRONIC COMPONENTS-MISCELLANEOUS (2.24%)
 Gentex                                            239,594               8,869,770
FOOD-CANNED (0.96%)
 Del Monte Foods /1/                               342,400               3,773,248
FOOD-DAIRY PRODUCTS (0.46%)
 Dean Foods /1/                                     55,720               1,835,974
FOOD-MISCELLANEOUS/DIVERSIFIED (0.83%)
 McCormick                                          85,220               3,289,492
HEALTH CARE COST CONTAINMENT (1.24%)
 First Health Group /1/                            261,984               4,901,721
HOSPITAL BEDS & EQUIPMENT (0.95%)
 Hillenbrand Industries                             67,668               3,758,281
INSURANCE BROKERS (1.78%)
 Aon                                               180,961               4,317,729
 Arthur J. Gallagher                                83,857               2,725,353
                                                                         7,043,082
                                      Shares

                                      Held                               Value

-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.75%)
                                                                      $
 Eaton Vance                                        50,569               2,637,173
 Federated Investors                               114,934               3,493,994
 Nuveen Investments                                 20,198                 797,215
                                                                         6,928,382
LIFE & HEALTH INSURANCE (1.51%)
 Aflac                                              67,786               2,700,594
 Torchmark                                          57,289               3,273,494
                                                                         5,974,088
LINEN SUPPLY & RELATED ITEMS (1.67%)
 Cintas                                            150,782               6,613,298
LOTTERY SERVICES (1.09%)
 GTECH Holdings                                    165,823               4,303,107
MACHINERY-PRINT TRADE (1.11%)
 Zebra Technologies /1/                             78,062               4,393,329
MEDICAL INFORMATION SYSTEM (1.90%)
 IMS Health                                        323,346               7,504,861
MEDICAL INSTRUMENTS (2.64%)
 Beckman Coulter                                    62,874               4,211,929
 Biomet                                             77,211               3,350,186
 Edwards Lifesciences /1/                           49,704               2,050,787
 Guidant                                            11,221                 809,034
                                                                        10,421,936
MEDICAL LABORATORY & TESTING SERVICE (1.38%)
 Laboratory Corp. of America
  Holdings /1/                                     109,105               5,435,611
MEDICAL PRODUCTS (1.50%)
 Becton Dickinson                                   59,952               3,405,274
 Varian Medical Systems /1/                         58,484               2,528,848
                                                                         5,934,122
MEDICAL-DRUGS (1.74%)
 Medimmune /1/                                     177,722               4,818,043
 Shire Pharmaceuticals Group                         5,000                 159,750
 Valeant Pharmaceuticals
  International                                     72,269               1,904,288
                                                                         6,882,081
MEDICAL-HOSPITALS (0.50%)
 Health Management Associates                       87,334               1,984,228
METAL-DIVERSIFIED (1.05%)
 Freeport-McMoran Copper & Gold                    108,907               4,163,515
MISCELLANEOUS INVESTING (2.07%)
 AMB Property                                       48,511               1,959,359
 Federal Realty Investment Trust                    28,013               1,446,872
 Kimco Realty                                       47,781               2,770,820
 Prologis Trust                                     46,316               2,006,872
                                                                         8,183,923
MULTI-LINE INSURANCE (1.06%)
 Loews                                              59,668               4,194,660
MULTIMEDIA (0.90%)
 Belo                                               57,949               1,520,582
 E.W. Scripps                                       42,305               2,042,485
                                                                         3,563,067
                                      Shares

                                      Held                               Value

-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (0.33%)
                                                                      $
 3Com /1/                                          312,767               1,304,238
NON-HAZARDOUS WASTE DISPOSAL (2.68%)
 Republic Services                                 219,830               7,373,098
 Waste Management                                  108,073               3,235,706
                                                                        10,608,804
OFFICE AUTOMATION & EQUIPMENT (0.59%)
 Pitney Bowes                                       50,743               2,348,386
OIL COMPANY-EXPLORATION & PRODUCTION (2.62%)
 Apache                                             61,246               3,097,210
 Encore Acquisition /1/                             11,818                 412,567
 Pioneer Natural Resources                          84,550               2,967,705
 XTO Energy                                        109,593               3,877,400
                                                                        10,354,882
OIL COMPANY-INTEGRATED (0.82%)
 Marathon Oil                                       86,337               3,247,134
OIL-FIELD SERVICES (1.55%)
 BJ Services                                        85,047               3,958,087
 Weatherford International /1/                      42,292               2,169,580
                                                                         6,127,667
PHOTO EQUIPMENT & SUPPLIES (0.83%)
 Eastman Kodak                                     101,769               3,282,050
PIPELINES (2.00%)
 Equitable Resources                                51,349               3,114,830
 Questar                                            94,231               4,802,012
                                                                         7,916,842
POWER CONVERTER & SUPPLY EQUIPMENT (0.85%)
 American Power Conversion                         156,744               3,354,322
PROPERTY & CASUALTY INSURANCE (3.57%)
 Fidelity National Financial                       158,616               7,243,993
 Leucadia National                                  36,481               2,534,700
 Mercury General                                    72,162               4,323,947
                                                                        14,102,640
REAL ESTATE OPERATOR & DEVELOPER (0.94%)
 Catellus Development                               63,729               1,950,108
 Forest City Enterprises                            30,486               1,754,469
                                                                         3,704,577
REINSURANCE (1.59%)
 Everest Re Group                                   70,069               6,275,380
RETAIL-APPAREL & SHOE (0.70%)
 Ross Stores                                        96,309               2,780,441
RETAIL-DISCOUNT (1.35%)
 TJX                                               211,829               5,323,263
RETAIL-JEWELRY (0.76%)
 Tiffany                                            94,511               3,021,517
RETAIL-REGIONAL DEPARTMENT STORE (0.87%)
 Neiman Marcus Group                                48,069               3,438,856
RETAIL-RESTAURANTS (1.54%)
 Yum! Brands                                       128,618               6,068,197
                                      Shares

                                      Held                               Value

-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (2.41%)
                                                                      $
 Citizens Communications                           481,377               6,638,189
 IDT /1/                                            25,973                 402,062
 Telephone & Data Systems                           32,210               2,478,559
                                                                         9,518,810
TEXTILE-HOME FURNISHINGS (1.22%)
 Mohawk Industries /1/                              52,945               4,831,231
TOBACCO (1.46%)
 UST                                               120,065               5,776,327
TOYS (0.77%)
 Mattel                                            155,514               3,030,968
TRANSPORT-TRUCK (0.65%)
 Heartland Express                                 113,771               2,556,434
                                      TOTAL COMMON STOCKS              392,442,740

                                      Principal

                                      Amount                             Value

-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.62%)
MONEY CENTER BANKS (0.62%)
 Investment in Joint Trading
  Account; Citicorp
                                                 $                    $
  2.00%; 01/03/05                                2,454,774               2,454,774
                                   TOTAL COMMERCIAL PAPER                2,454,774
                                                                      ------------

                     TOTAL PORTFOLIO INVESTMENTS (99.90%)              394,897,514
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (0.10%)                                                       406,263
                               TOTAL NET ASSETS (100.00%)             $395,303,777
                                                                      --------------

/1 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 92,261,933
Unrealized Depreciation                        (2,923,358)
                                             ------------
Net Unrealized Appreciation (Depreciation)     89,338,575
Cost for federal income tax purposes         $305,558,939


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                 Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Consumer, Non-cyclical            $ 85,570,749                 21.67%
 Financial                           78,622,159                 19.91
 Technology                          54,461,350                 13.79
 Consumer, Cyclical                  51,886,596                 13.14
 Industrial                          50,720,433                 12.84
 Communications                      27,982,338                  7.09
 Energy                              27,646,526                  7.00
 Basic Materials                      8,095,663                  2.05
 Utilities                            7,377,000                  1.87
 Diversified                          2,534,700                  0.64
                   TOTAL           $394,897,514                100.00%
                                  ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.


                                      209

See accompanying notes.



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             MIDCAP GROWTH ACCOUNT

                               DECEMBER 31, 2004

                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (97.16%)
ADVERTISING SERVICES (0.67%)
                                                                          $
 Getty Images /1/                                        5,800                399,330
AEROSPACE & DEFENSE EQUIPMENT (0.54%)
 Alliant Techsystems /1/                                 4,900                320,362
APPAREL MANUFACTURERS (2.64%)
 Coach /1/                                              16,300                919,320
 Columbia Sportswear /1/                                 7,500                447,075
 Liz Claiborne                                           4,900                206,829
                                                                            1,573,224
APPLICATIONS SOFTWARE (2.16%)
 Citrix Systems /1/                                     20,200                495,506
 Infosys Technologies /2/                                3,800                263,378
 Intuit /1/                                             12,000                528,120
                                                                            1,287,004
BATTERIES & BATTERY SYSTEMS (0.62%)
 Energizer Holdings /1/                                  7,500                372,675
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.33%)
 Monaco Coach                                            9,700                199,529
BUILDING-RESIDENTIAL & COMMERCIAL (2.28%)
 DR Horton                                               9,200                370,852
 Lennar                                                  6,600                374,088
 NVR /1/                                                   800                615,520
                                                                            1,360,460
CASINO HOTELS (0.78%)
 Harrah's Entertainment                                  7,000                468,230
CHEMICALS-DIVERSIFIED (0.45%)
 Georgia Gulf                                            5,400                268,920
CHEMICALS-SPECIALTY (1.48%)
 Cabot Microelectronics /1/                              7,700                308,385
 Engelhard                                               8,100                248,427
 Lubrizol                                                8,900                328,054
                                                                              884,866
COATINGS & PAINT (0.39%)
 Sherwin-Williams                                        5,200                232,076
COMMERCIAL BANKS (0.35%)
 First Horizon National                                  4,900                211,239
COMMERCIAL SERVICE-FINANCE (2.78%)
 Equifax                                                17,500                491,750
 H&R Block                                               5,500                269,500
 Moody's                                                10,300                894,555
                                                                            1,655,805
COMMERCIAL SERVICES (0.63%)
 Corporate Executive Board                               5,600                374,864
COMPUTER AIDED DESIGN (1.16%)
 Autodesk                                               18,200                690,690
COMPUTER SERVICES (2.32%)
 Affiliated Computer Services /1/                        8,400                505,596
 FactSet Research Systems                                5,600                327,264
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (CONTINUED)
                                                                          $
 Sungard Data Systems /1/                               19,400                549,602
                                                                            1,382,462
COMPUTERS (0.91%)
 Apple Computer /1/                                      8,400                540,960
COMPUTERS-MEMORY DEVICES (1.44%)
 SanDisk /1/                                            18,500                461,945
 Storage Technology /1/                                 12,600                398,286
                                                                              860,231
COMPUTERS-PERIPHERAL EQUIPMENT (1.27%)
 Lexmark International /1/                               8,900                756,500
CONSUMER PRODUCTS-MISCELLANEOUS (1.80%)
 Clorox                                                  6,800                400,724
 Fortune Brands                                          8,700                671,466
                                                                            1,072,190
CRUISE LINES (0.74%)
 Royal Caribbean Cruises                                 8,100                440,964
DATA PROCESSING & MANAGEMENT (0.84%)
 Fiserv /1/                                             12,450                500,366
DECISION SUPPORT SOFTWARE (0.55%)
 Cognos /1/                                              7,500                330,450
DENTAL SUPPLIES & EQUIPMENT (0.45%)
 Dentsply International                                  4,800                269,760
DISPOSABLE MEDICAL PRODUCTS (0.95%)
 C.R. Bard                                               8,900                569,422
DISTRIBUTION-WHOLESALE (0.65%)
 Ingram Micro /1/                                       18,700                388,960
DIVERSIFIED MANUFACTURING OPERATIONS (1.00%)
 Cooper Industries                                       4,400                298,716
 ITT Industries                                          3,500                295,575
                                                                              594,291
DRUG DELIVERY SYSTEMS (0.46%)
 Andrx Group /1/                                        12,700                277,241
E-MARKETING-INFORMATION (0.55%)
 Digital River /1/                                       7,900                328,719
ELECTRIC-INTEGRATED (0.36%)
 Constellation Energy Group                              4,900                214,179
ELECTRONIC COMPONENTS & ACCESSORIES (0.38%)
 Integrated Circuit Systems /1/                         10,700                223,844
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.43%)
 Gentex                                                  6,900                255,438
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.59%)
 Altera /1/                                             29,700                614,790
 ATI Technologies /1/                                   14,500                281,155
 Infineon Technologies /1/                              14,500                158,050
 International Rectifier /1/                             4,700                209,479
 MEMC Electronics Materials /1/                         32,300                427,975
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                          $
 Microchip Technology                                   16,900                450,554
                                                                            2,142,003
ELECTRONIC CONNECTORS (0.49%)
 Amphenol /1/                                            8,000                293,920
ELECTRONIC FORMS (1.49%)
 Adobe Systems                                          14,200                890,908
ELECTRONIC MEASUREMENT INSTRUMENTS (0.68%)
 Garmin                                                  6,700                407,628
ELECTRONICS-MILITARY (0.56%)
 L-3 Communications Holdings                             4,600                336,904
FIDUCIARY BANKS (0.75%)
 Investors Financial Services                            8,900                444,822
FILTRATION & SEPARATION PRODUCTS (0.59%)
 CLARCOR                                                 6,400                350,528
FINANCE-COMMERCIAL (1.06%)
 CapitalSource /1/                                       9,200                236,164
 CIT Group                                               8,600                394,052
                                                                              630,216
FINANCE-INVESTMENT BANKER & BROKER (1.38%)
 Bear Stearns                                            2,600                266,006
 Jefferies Group                                         7,700                310,156
 Raymond James Financial                                 8,000                247,840
                                                                              824,002
FINANCE-MORTGAGE LOAN/BANKER (1.02%)
 Doral Financial                                        12,350                608,237
FOOD-CANNED (0.40%)
 Del Monte Foods /1/                                    21,800                240,236
FOOD-MEAT PRODUCTS (0.45%)
 Smithfield Foods /1/                                    9,000                266,310
FOOD-RETAIL (0.46%)
 Whole Foods Market                                      2,900                276,515
FOOD-WHOLESALE & DISTRIBUTION (0.44%)
 Fresh Del Monte Produce                                 8,800                260,568
HEALTH CARE COST CONTAINMENT (0.78%)
 Caremark Rx /1/                                         6,900                272,067
 First Health Group /1/                                 10,200                190,842
                                                                              462,909
HUMAN RESOURCES (0.89%)
 Hewitt Associates /1/                                   7,600                243,276
 Manpower                                                6,000                289,800
                                                                              533,076
INSTRUMENTS-SCIENTIFIC (1.87%)
 Applied Biosystems Group                               12,800                267,648
 Millipore /1/                                           4,900                244,069
 PerkinElmer                                            11,300                254,137
 Waters /1/                                              7,500                350,925
                                                                            1,116,779
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET BROKERS (0.53%)
                                                                          $
 E*trade Group /1/                                      21,100                315,445
INTERNET SECURITY (0.78%)
 CheckFree /1/                                           6,900                262,752
 RSA Security /1/                                       10,200                204,612
                                                                              467,364
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.84%)
 T. Rowe Price Group                                     8,100                503,820
LASERS-SYSTEMS & COMPONENTS (0.38%)
 Ii-Vi /1/                                               5,400                229,446
LEISURE & RECREATION PRODUCTS (0.60%)
 Brunswick                                               7,200                356,400
LOTTERY SERVICES (0.92%)
 GTECH Holdings                                         21,200                550,140
MACHINERY-ELECTRICAL (0.30%)
 Baldor Electric                                         6,500                178,945
MACHINERY-FARM (0.38%)
 AGCO /1/                                               10,300                225,467
MEDICAL INFORMATION SYSTEM (0.68%)
 IMS Health                                             17,418                404,272
MEDICAL INSTRUMENTS (1.79%)
 Beckman Coulter                                         7,200                482,328
 Biomet                                                 13,500                585,765
                                                                            1,068,093
MEDICAL LABORATORY & TESTING SERVICE (0.77%)
 Quest Diagnostics                                       4,800                458,640
MEDICAL PRODUCTS (1.20%)
 Henry Schein /1/                                        4,300                299,452
 Varian Medical Systems /1/                              9,600                415,104
                                                                              714,556
MEDICAL-BIOMEDICAL/GENE (2.25%)
 Charles River Laboratories International
  /1/                                                    6,800                312,868
 Chiron /1/                                              4,700                156,651
 Genzyme /1/                                             9,500                551,665
 Invitrogen /1/                                          4,800                322,224
                                                                            1,343,408
MEDICAL-DRUGS (1.55%)
 Allergan                                                2,000                162,140
 Cephalon /1/                                            6,400                325,632
 IVAX /1/                                               13,250                209,615
 Medicis Pharmaceutical                                  6,400                224,704
                                                                              922,091
MEDICAL-GENERIC DRUGS (0.39%)
 Par Pharmaceutical /1/                                  5,600                231,728
MEDICAL-HMO (1.54%)
 Coventry Health Care /1/                                9,500                504,260
 Pacificare Health Systems /1/                           7,300                412,596
                                                                              916,856
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HOSPITALS (0.47%)
                                                                          $
 Universal Health Services                               6,300                280,350
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.51%)
 AmerisourceBergen                                       5,200                305,136
METAL-COPPER (0.78%)
 Phelps Dodge                                            4,700                464,924
MULTI-LINE INSURANCE (0.28%)
 American Financial Group                                5,300                165,943
MULTIMEDIA (1.42%)
 Belo                                                   10,200                267,648
 E.W. Scripps                                            6,200                299,336
 Meredith                                                5,200                281,840
                                                                              848,824
NETWORKING PRODUCTS (1.17%)
 Foundry Networks /1/                                   14,500                190,820
 Network Appliance /1/                                  15,200                504,944
                                                                              695,764
OIL COMPANY-EXPLORATION & PRODUCTION (1.83%)
 Cimarex Energy /1/                                      6,400                242,560
 Newfield Exploration /1/                                5,300                312,965
 Pogo Producing                                          5,400                261,846
 Unit /1/                                                7,200                275,112
                                                                            1,092,483
OIL FIELD MACHINERY & EQUIPMENT (0.60%)
 Grant Prideco /1/                                      17,900                358,895
OIL REFINING & MARKETING (0.72%)
 Sunoco                                                  2,600                212,446
 Valero Energy                                           4,800                217,920
                                                                              430,366
OIL-FIELD SERVICES (1.79%)
 Cal Dive International /1/                              7,400                301,550
 Oceaneering International /1/                           6,800                253,776
 Oil States International /1/                           13,800                266,202
 Varco International /1/                                 8,500                247,775
                                                                            1,069,303
OPTICAL SUPPLIES (0.46%)
 Bausch & Lomb                                           4,300                277,178
PHARMACY SERVICES (0.36%)
 Omnicare                                                6,200                214,644
POWER CONVERTER & SUPPLY EQUIPMENT (0.36%)
 American Power Conversion                              10,100                216,140
PROPERTY & CASUALTY INSURANCE (1.08%)
 Fidelity National Financial                             6,130                279,957
 W.R. Berkley                                            7,700                363,209
                                                                              643,166
RADIO (0.63%)
 Cox Radio /1/                                          17,000                280,160
 Entercom Communications /1/                             2,700                 96,903
                                                                              377,063
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REINSURANCE (0.38%)
                                                                          $
 RenaissanceRe Holdings                                  4,300                223,944
RENTAL-AUTO & EQUIPMENT (0.51%)
 Rent-A-Center /1/                                      11,450                303,425
RETAIL-APPAREL & SHOE (3.05%)
 Abercrombie & Fitch                                    10,200                478,890
 Chico's FAS /1/                                         9,700                441,641
 Claire's Stores                                        17,000                361,250
 Limited                                                14,700                338,394
 Pacific Sunwear of California /1/                       9,000                200,340
                                                                            1,820,515
RETAIL-AUTO PARTS (1.40%)
 Advance Auto Parts /1/                                  8,100                353,808
 Autozone /1/                                            5,300                483,943
                                                                              837,751
RETAIL-BEDDING (1.23%)
 Bed Bath & Beyond /1/                                  18,500                736,855
RETAIL-DISCOUNT (0.96%)
 Dollar General                                         27,700                575,329
RETAIL-RESTAURANTS (2.99%)
 Brinker International /1/                              12,600                441,882
 CBRL Group                                              7,800                326,430
 Wendy's International                                   6,600                259,116
 Yum! Brands                                            16,000                754,880
                                                                            1,782,308
SAVINGS & LOANS-THRIFTS (0.42%)
 New York Community Bancorp                             12,300                253,011
SCHOOLS (1.39%)
 Career Education /1/                                   10,400                416,000
 ITT Educational Services /1/                            8,700                413,685
                                                                              829,685
SEMICONDUCTOR EQUIPMENT (1.66%)
 Kla-Tencor /1/                                         11,400                531,012
 Lam Research /1/                                       15,900                459,669
                                                                              990,681
TELECOMMUNICATION EQUIPMENT (1.19%)
 Adtran                                                  6,500                124,410
 Scientific-Atlanta                                      9,900                326,799
 Tellabs /1/                                            30,300                260,277
                                                                              711,486
TELECOMMUNICATION SERVICES (1.31%)
 Aspect Communications /1/                              20,000                222,800
 Avaya /1/                                              32,500                559,000
                                                                              781,800
TELEVISION (0.61%)
 Hearst-Argyle Television                               13,700                361,406
TEXTILE-HOME FURNISHINGS (0.55%)
 Mohawk Industries /1/                                   3,600                328,500
THERAPEUTICS (0.39%)
 ImClone Systems /1/                                     5,100                235,008
                                            Shares

                                            Held                             Value

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TOOLS-HAND HELD (1.11%)
                                                                          $
 Black & Decker                                          7,500                662,475
TOYS (1.07%)
 Marvel Enterprises /1/                                 13,000                266,240
 Mattel                                                 19,000                370,310
                                                                              636,550
WIRELESS EQUIPMENT (0.32%)
 InterDigital Communications /1/                         8,600                190,060
                                          TOTAL COMMON STOCKS              57,978,451

                                            Maturity

                                            Amount                           Value

--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.46%)
 Goldman Sachs; 1.60%; dated 12/31/04
  maturing 01/03/05 (collateralized by
  U.S. Treasury Strips; $278,460; 11/15/10
  - 05/15/11) /3/                                     $273,036            $   273,000
                                  TOTAL REPURCHASE AGREEMENTS                 273,000
                                                                          -----------

                         TOTAL PORTFOLIO INVESTMENTS (97.62%)              58,251,451
CASH AND RECEIVABLES, NET OF LIABILITIES (2.38%)                            1,422,619
                                   TOTAL NET ASSETS (100.00%)             $59,674,070
                                                                          -------------

/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $12,477,535
Unrealized Depreciation                       (1,766,694)
                                             -----------
Net Unrealized Appreciation (Depreciation)    10,710,841
Cost for federal income tax purposes         $47,540,610


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                     $14,145,123                   24.28%
 Consumer, Cyclical                12,514,355                   21.48
 Technology                        11,505,314                   19.75
 Industrial                         5,316,929                    9.13
 Financial                          5,096,846                    8.75
 Communications                     4,656,872                    7.99
 Energy                             2,951,047                    5.07
 Basic Materials                    1,850,786                    3.18
 Utilities                            214,179                    0.37
                 TOTAL            $58,251,451                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              MIDCAP VALUE ACCOUNT

                               DECEMBER 31, 2004

                                  Shares

                                  Held                          Value

-------------------------------------------------------------------------------
COMMON STOCKS (97.23%)
APPAREL MANUFACTURERS (3.81%)
                                                             $
 Liz Claiborne                             33,100              1,397,151
 VF                                        28,500              1,578,330
                                                               2,975,481
APPLIANCES (2.59%)
 Whirlpool                                 29,300              2,027,853
ATHLETIC FOOTWEAR (2.44%)
 Reebok International                      43,400              1,909,600
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (5.09%)
 BorgWarner                                36,500              1,977,205
 Lear                                      32,800              2,001,128
                                                               3,978,333
BEVERAGES-WINE & SPIRITS (1.65%)
 Constellation Brands /1/                  27,800              1,292,978
COMMERCIAL BANKS (6.67%)
 Commerce Bancorp.                         22,000              1,416,800
 First Horizon National                    44,600              1,922,706
 North Fork Bancorp                        64,860              1,871,211
                                                               5,210,717
COMPUTERS-MEMORY DEVICES (2.59%)
 Western Digital /1/                      186,700              2,023,828
DIVERSIFIED MANUFACTURING OPERATIONS (2.43%)
 SPX                                       47,500              1,902,850
ENGINES-INTERNAL COMBUSTION (0.24%)
 Briggs & Stratton                          4,600                191,268
ENTERPRISE SOFTWARE & SERVICE (1.89%)
 Computer Associates
  International                            47,600              1,478,456
FINANCE-COMMERCIAL (2.33%)
 CIT Group                                 39,700              1,819,054
FINANCE-INVESTMENT BANKER & BROKER (2.33%)
 Bear Stearns                              17,800              1,821,118
FINANCIAL GUARANTEE INSURANCE (6.95%)
 Ambac Financial Group                     22,100              1,815,073
 PMI Group                                 41,300              1,724,275
 Radian Group                              35,500              1,890,020
                                                               5,429,368
FOOD-CANNED (0.45%)
 Del Monte Foods /1/                       32,000                352,640
FOOD-WHOLESALE & DISTRIBUTION (1.81%)
 Fresh Del Monte Produce                   47,900              1,418,319
HUMAN RESOURCES (2.23%)
 Manpower                                  36,100              1,743,630
INSTRUMENTS-CONTROLS (2.24%)
 Johnson Controls                          27,600              1,750,944
INTERNET FINANCIAL SERVICES (2.23%)
 IndyMac Bancorp                           50,500              1,739,725
                                  Shares

                                  Held                          Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.48%)
                                                             $
 Waddell & Reed Financial                  48,300              1,153,887
LIFE & HEALTH INSURANCE (0.24%)
 Jefferson-Pilot                            3,600                187,056
MACHINERY-GENERAL INDUSTRY (1.82%)
 Ingersoll-Rand                            17,700              1,421,310
MEDICAL-HMO (5.41%)
 Coventry Health Care /1/                  39,200              2,080,736
 WellChoice /1/                            14,600                779,640
 WellPoint /1/                             11,900              1,368,500
                                                               4,228,876
MEDICAL-HOSPITALS (3.56%)
 Triad Hospitals /1/                       51,200              1,905,152
 Universal Health Services                 19,700                876,650
                                                               2,781,802
MULTI-LINE INSURANCE (1.96%)
 PartnerRe                                 24,800              1,536,112
OIL COMPANY-EXPLORATION & PRODUCTION (4.05%)
 Pioneer Natural Resources                 33,300              1,168,830
 XTO Energy                                56,532              2,000,102
                                                               3,168,932
OIL REFINING & MARKETING (1.75%)
 Sunoco                                    16,700              1,364,557
PHARMACY SERVICES (2.48%)
 Omnicare                                  55,900              1,935,258
PROPERTY & CASUALTY INSURANCE (1.37%)
 Arch Capital Group /1/                    27,700              1,071,990
REINSURANCE (3.08%)
 Endurance Specialty Holdings              17,300                591,660
 RenaissanceRe Holdings                    34,800              1,812,384
                                                               2,404,044
RETAIL-APPAREL & SHOE (2.39%)
 Foot Locker                               69,300              1,866,249
RETAIL-AUTO PARTS (4.53%)
 Advance Auto Parts /1/                    36,500              1,594,320
 Autozone /1/                              21,300              1,944,903
                                                               3,539,223
RETAIL-AUTOMOBILE (0.68%)
 AutoNation /1/                            27,500                528,275
RETAIL-DISCOUNT (0.74%)
 Dollar Tree Stores /1/                    20,300                582,204
RETAIL-HOME FURNISHINGS (2.34%)
 Pier 1 Imports                            92,900              1,830,130
RETAIL-RESTAURANTS (3.15%)
 Darden Restaurants                        38,500              1,067,990
 Ruby Tuesday                              53,600              1,397,888
                                                               2,465,878
                                  Shares

                                  Held                          Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS-THRIFTS (1.48%)
                                                             $
 Astoria Financial                         29,000              1,159,130
TEXTILE-HOME FURNISHINGS (1.66%)
 Mohawk Industries /1/                     14,200              1,295,750
TOOLS-HAND HELD (1.29%)
 Black & Decker                            11,400              1,006,962
VITAMINS & NUTRITION PRODUCTS (1.80%)
 NBTY /1/                                  58,700              1,409,387
                             TOTAL COMMON STOCKS              76,003,174
                                                             -----------

            TOTAL PORTFOLIO INVESTMENTS (97.23%)              76,003,174
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (2.77%)                                           2,162,431
                      TOTAL NET ASSETS (100.00%)             $78,165,605
                                                             -------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              MIDCAP VALUE ACCOUNT

                               DECEMBER 31, 2004


/1 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $13,300,928
Unrealized Depreciation                         (545,703)
                                             -----------
Net Unrealized Appreciation (Depreciation)    12,755,225
Cost for federal income tax purposes         $63,247,949


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Consumer, Cyclical               $24,749,920                   32.56%
 Financial                         23,532,201                   30.96
 Consumer,
 Non-cyclical                      15,162,890                   19.95
 Energy                             4,533,489                    5.97
 Industrial                         4,522,390                    5.95
 Technology                         3,502,284                    4.61
                 TOTAL            $76,003,174                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              MONEY MARKET ACCOUNT

                               DECEMBER 31, 2004

                                                   Principal
                                                     Amount                  Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (98.10%)
ASSET BACKED SECURITIES (10.44%)
 CAFCO
                                                   $                     $
  2.02%; 01/07/05                                   1,875,000               1,874,369
  2.02%; 01/19/05                                     800,000                 799,192
  2.24%; 02/11/05                                     900,000                 897,704
  2.40%; 03/02/05                                     900,000                 896,400
 CXC
  2.41%; 03/04/05                                   1,100,000               1,095,434
 FCAR Owner Trust I
  1.89%; 01/06/05                                     800,000                 799,790
  2.05%; 01/19/05                                   1,000,000                 998,955
  2.20%; 02/02/05                                     780,000                 778,475
  2.40%; 03/16/05                                   1,000,000                 995,067
 Windmill Funding
  2.00%; 01/12/05                                     800,000                 799,511
  2.13%; 01/03/05                                     800,000                 799,905
  2.23%; 02/09/05                                     900,000                 897,826
  2.27%; 02/16/05                                     800,000                 797,679
  2.29%; 02/11/05                                   1,500,000               1,496,088
  2.43%; 03/16/05                                     750,000                 746,254
                                                                           14,672,649
COATINGS & PAINT (0.55%)
 Sherwin-Williams
  1.97%; 01/03/05                                     770,000                 769,916
COMMERCIAL BANKS (3.94%)
 Calyon North America
  2.37%; 03/02/05                                     890,000                 886,484
 Nordea North America
  1.97%; 01/28/05                                     945,000                 943,462
  1.97%; 01/31/05                                     800,000                 798,687
  1.99%; 01/31/05                                   1,000,000                 998,342
  2.05%; 01/10/05                                   1,000,000                 999,487
  2.32%; 02/23/05                                     910,000                 906,892
                                                                            5,533,354
CONSUMER PRODUCTS-MISCELLANEOUS (2.83%)
 Fortune Brands
  2.05%; 01/20/05                                   1,000,000                 998,918
  2.06%; 01/13/05                                   1,090,000               1,089,251
  2.20%; 02/03/05                                     900,000                 898,185
  2.21%; 02/08/05                                   1,000,000                 997,583
                                                                            3,983,937
COSMETICS & TOILETRIES (1.31%)
 Procter & Gamble
  2.14%; 02/01/05                                     775,000                 773,572
  2.35%; 03/14/05                                   1,080,000               1,074,924
                                                                            1,848,496
DIVERSIFIED FINANCIAL SERVICES (1.15%)
 Amstel Funding
  2.11%; 02/22/05                                     800,000                 797,250
 General Electric Capital
  2.26%; 02/15/05                                     820,000                 817,683
                                                                            1,614,933
FINANCE-AUTO LOANS (7.43%)
 Paccar Financial
  1.95%; 01/07/05                                     845,000                 844,725
                                                   Principal
                                                     Amount                  Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-AUTO LOANS (CONTINUED)
 Paccar Financial (continued)
                                                   $                     $
  2.41%; 03/23/05                                   4,085,000               4,062,849
 Toyota Motor Credit
  2.08%; 01/28/05                                   1,000,000                 998,440
  2.09%; 01/26/05                                   1,040,000               1,038,491
  2.15%; 01/25/05                                     900,000                 898,710
  2.16%; 01/21/05                                     800,000                 799,040
  2.21%; 02/10/05                                     900,000                 897,790
  2.23%; 02/07/05                                     900,000                 897,937
                                                                           10,437,982
FINANCE-COMMERCIAL (2.98%)
 CIT Group
  2.00%; 01/04/05                                   1,000,000                 999,833
  2.10%; 03/02/05                                     900,000                 896,850
  2.23%; 02/04/05                                   1,000,000                 997,894
  2.24%; 02/03/05                                     700,000                 698,563
  2.32%; 02/07/05                                     600,000                 598,569
                                                                            4,191,709
FINANCE-CONSUMER LOANS (4.72%)
 American General Finance
  2.11%; 01/05/05                                     800,000                 799,813
  2.21%; 01/21/05                                     495,000                 494,392
  2.24%; 01/13/05                                   1,875,000               1,873,600
  2.32%; 03/04/05                                     630,000                 627,483
  2.36%; 03/14/05                                   1,000,000                 995,280
 Household Finance
  2.09%; 02/08/05                                     800,000                 798,235
  2.30%; 02/14/05                                   1,045,000               1,042,062
                                                                            6,630,865
FINANCE-INVESTMENT BANKER & BROKER (15.06%)
 Bear Stearns
  2.04%; 01/21/05                                   1,000,000                 998,867
  2.32%; 02/14/05                                   1,000,000                 997,164
  2.36%; 02/18/05                                     900,000                 897,168
  2.37%; 02/24/05                                     800,000                 797,156
  2.38%; 03/17/05                                   1,000,000                 995,042
 Citigroup Global Markets Holdings
  2.05%; 01/25/05                                   1,000,000                 998,633
  2.13%; 02/02/05                                     825,000                 823,365
  2.20%; 02/08/05                                     900,000                 897,910
  2.21%; 02/07/05                                     900,000                 897,956
  2.34%; 02/24/05                                     930,000                 926,736
  2.36%; 03/07/05                                     900,000                 896,165
 Goldman Sachs Group
  2.32%; 02/25/05                                     945,000                 941,651
  2.33%; 01/28/05                                     730,000                 728,724
 ING U.S. Funding
  1.97%; 01/06/05                                     900,000                 899,754
  2.14%; 01/11/05                                     780,000                 779,536
  2.25%; 02/02/05                                     765,000                 763,470
  2.33%; 02/15/05                                   1,000,000                 997,087
  2.35%; 02/16/05                                     900,000                 897,298
 Morgan Stanley
  2.17%; 01/04/05                                     750,000                 749,864
  2.23%; 01/26/05                                     900,000                 898,606
  2.24%; 01/24/05                                     700,000                 698,998
                                                   Principal
                                                     Amount                  Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Morgan Stanley (continued)
                                                   $                     $
  2.29%; 02/23/05                                     900,000                 896,966
  2.32%; 01/25/05                                     900,000                 898,608
  2.33%; 01/27/05                                     890,000                 888,502
                                                                           21,165,226
FINANCE-LEASING COMPANY (2.93%)
 International Lease Finance
  2.26%; 02/09/05                                   1,000,000                 997,552
  2.27%; 02/04/05                                   2,125,000               2,120,444
  2.34%; 03/14/05                                   1,000,000                 995,320
                                                                            4,113,316
FINANCE-MORTGAGE LOAN/BANKER (4.92%)
 Federal Home Loan Mortgage
  2.33%; 02/23/05                                     870,000                 867,016
  2.34%; 03/01/05                                   1,000,000                 996,165
 Federal National Mortgage Association
  1.98%; 01/24/05                                     790,000                 789,001
  2.23%; 02/16/05                                     900,000                 897,435
  2.24%; 02/16/05                                     775,000                 772,782
  2.33%; 03/02/05                                   1,015,000               1,011,058
  2.47%; 04/06/05                                     800,000                 794,786
  2.48%; 04/20/05                                     800,000                 793,993
                                                                            6,922,236
FINANCE-OTHER SERVICES (7.79%)
 ABN-AMRO North America Finance
  2.00%; 01/31/05                                     800,000                 798,667
 Commoloco
  2.13%; 01/11/05                                     900,000                 899,468
  2.24%; 01/26/05                                     800,000                 798,756
  2.38%; 02/28/05                                     800,000                 796,933
 CRC Funding
  2.00%; 01/19/05                                     700,000                 699,300
  2.03%; 01/06/05                                     900,000                 899,746
  2.05%; 01/20/05                                     800,000                 799,135
  2.10%; 01/27/05                                   1,000,000                 998,483
 Private Export Funding
  2.09%; 03/01/05                                   1,000,000                 996,575
  2.10%; 03/09/05                                     910,000                 906,443
  2.10%; 04/05/05                                     800,000                 795,613
  2.42%; 04/12/05                                     875,000                 869,108
  2.44%; 04/18/05                                     700,000                 694,923
                                                                           10,953,150
MONEY CENTER BANKS (10.44%)
 Bank of America
  2.04%; 02/04/05                                     900,000                 898,266
  2.09%; 02/07/05                                     685,000                 683,529
  2.33%; 03/03/05                                   1,100,000               1,095,657
  2.35%; 02/28/05                                     900,000                 896,593
  2.36%; 02/28/05                                   1,650,000               1,643,726
  2.42%; 03/03/05                                   1,100,000               1,095,489
 BNP Paribas Finance
  2.35%; 02/17/05                                   1,100,000               1,096,625
  2.37%; 03/04/05                                   1,000,000                 995,927
  2.48%; 03/30/05                                     700,000                 695,756
                                                   Principal
                                                     Amount                  Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
MONEY CENTER BANKS (CONTINUED)
 HBOS Treasury Services
                                                   $                     $
  2.03%; 02/01/05                                   1,690,000               1,687,046
  2.05%; 01/24/05                                     900,000                 898,824
  2.37%; 03/08/05                                     900,000                 896,090
  2.39%; 03/08/05                                   1,000,000                 995,628
  2.42%; 03/18/05                                   1,100,000               1,094,380
                                                                           14,673,536
OIL COMPANY-INTEGRATED (1.49%)
 Shell Finance
  2.27%; 02/03/05                                   1,000,000                 997,919
  2.39%; 03/09/05                                   1,100,000               1,095,107
                                                                            2,093,026
REGIONAL BANKS (0.68%)
 Wells Fargo Bank
  2.02%; 01/18/05                                     960,000                 960,000
SPECIAL PURPOSE BANKS (0.64%)
 KFW International Finance
  1.97%; 01/24/05                                     900,000                 898,867
SPECIAL PURPOSE ENTITY (13.68%)
 AIG Funding
  2.33%; 03/07/05                                   1,000,000                 995,793
 Barclays U.S. Funding
  2.25%; 02/22/05                                     700,000                 697,725
  2.33%; 03/22/05                                     900,000                 895,340
  2.51%; 04/28/05                                     575,000                 570,309
 Compass Securitization
  2.02%; 01/18/05                                   1,000,000                 999,046
  2.34%; 01/21/05                                     850,000                 848,895
  2.44%; 03/15/05                                     700,000                 696,522
 Cortez Capital
  2.30%; 01/14/05                                   1,020,000               1,019,153
 KFW International Finance
  2.58%; 06/06/05                                     795,000                 786,112
 Ranger Funding
  1.99%; 01/12/05                                     900,000                 899,453
  2.10%; 02/01/05                                     800,000                 798,553
  2.24%; 01/05/05                                   1,100,000               1,099,726
  2.33%; 01/27/05                                   1,100,000               1,098,149
 Sheffield Receivables
  2.07%; 01/06/05                                   1,000,000                 999,717
  2.13%; 01/11/05                                     800,000                 799,527
  2.17%; 01/20/05                                     800,000                 799,084
  2.25%; 01/03/05                                   1,225,000               1,224,847
  2.34%; 01/04/05                                   1,000,000                 999,805
 Southern Company Funding
  2.35%; 02/18/05                                     720,000                 717,744
 White Pine Finance
  2.19%; 01/10/05                                     850,000                 849,535
 Yorktown Capital
  2.00%; 01/14/05                                     740,000                 739,465
  2.00%; 01/18/05                                     700,000                 699,339
                                                                           19,233,839
                                                   Principal
                                                     Amount                  Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
SUPRANATIONAL BANK (3.13%)
 Corp Andina de Fomento
                                                   $                     $
  2.10%; 01/03/05                                   1,000,000                 999,883
  2.16%; 01/12/05                                     900,000                 899,406
  2.20%; 01/14/05                                     905,000                 904,281
  2.22%; 02/09/05                                     800,000                 798,076
  2.37%; 01/28/05                                     800,000                 798,578
                                                                            4,400,224
TELEPHONE COMMUNICATION (0.64%)
 Telstra
  2.46%; 03/30/05                                     900,000                 894,588
TELEPHONE-INTEGRATED (1.35%)
 SBC Communications
  2.04%; 01/10/05                                   1,000,000                 999,490
  2.35%; 02/14/05                                     900,000                 897,415
                                                                            1,896,905
                                      TOTAL COMMERCIAL PAPER              137,888,754


                                                   Principal
                                                     Amount                  Value
---------------------------------------------------------------------------------------------
BONDS (2.29%)
FINANCE-CONSUMER LOANS (0.22%)
 Household Finance
  8.00%; 05/09/05                                  $  300,000            $    305,520
FINANCE-INVESTMENT BANKER & BROKER (0.43%)
 Lehman Brothers Holdings
  7.75%; 01/15/05                                     600,000                 601,464
FINANCE-MORTGAGE LOAN/BANKER (0.28%)
 Federal Home Loan Bank
  1.66%; 05/16/05                                     400,000                 400,000
FINANCE-OTHER SERVICES (0.93%)
 Newcourt Credit Group
  6.88%; 02/16/05                                     300,000                 302,057
 Verizon Global Funding /1/
  2.60%; 03/15/05                                   1,000,000               1,000,000
                                                                            1,302,057
MULTIMEDIA (0.43%)
 Gannett
  4.95%; 04/01/05                                     600,000                 604,261
                                                 TOTAL BONDS                3,213,302
                                                                         ------------

                       TOTAL PORTFOLIO INVESTMENTS (100.39%)              141,102,056
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.39%)                            (548,743)
                                  TOTAL NET ASSETS (100.00%)             $140,553,313
                                                                         ---------------

/1 /Variable rate.

                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                               Value                 Percentage of
                                                             Total Value
-------------------------------------------------------------------------------
 Financial                          $100,898,075                 71.51%
 Asset Backed Securities              14,672,649                 10.40
 Government                           11,722,460                  8.31
 Consumer, Non-cyclical                5,832,433                  4.13
 Communications                        4,395,753                  3.11
 Energy                                2,093,026                  1.48
 Basic Materials                         769,916                  0.55
 Utilities                               717,744                  0.51
                    TOTAL           $141,102,056                100.00%
                                   ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.


                                      219

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PRINCIPAL LIFETIME 2010 ACCOUNT

                               DECEMBER 31, 2004


                                            Shares

                                            Held                    Value

----------------------------------------------------------------------------------
INVESTMENT COMPANIES (102.91%)
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (102.91%) /1/
                                                                   $
 Bond Account                                       265              3,259
 Capital Value Account                               11                347
 Equity Income Account                              103                930
 International Account                               56                772
 LargeCap Growth Equity Account                     208                955
 LargeCap Stock Index Account                       135              1,188
 LargeCap Value Account                              53                634
 Money Market Account                               965                965
 Real Estate Securities Account                      89              1,586
 SmallCap Account /2/                                55                522
                            TOTAL INVESTMENT COMPANIES              11,158
                                                                   -------

                 TOTAL PORTFOLIO INVESTMENTS (102.91%)              11,158
LIABILITIES, NET OF CASH AND RECEIVABLES (-2.91%)                     (315)
                            TOTAL NET ASSETS (100.00%)             $10,843
                                                                   ----------



/1 /Affiliated securities.
/2 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $   711
Unrealized Depreciation                           (1)
                                             -------
Net Unrealized Appreciation (Depreciation)       710
Cost for federal income tax purposes         $10,448


                  INVESTMENTS BY FUND TYPE (UNAUDITED)
 Fund Type                            Value                Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Domestic Equity Funds                $ 6,162                   55.23%
 Fixed Income Funds                     3,259                   29.20
 Money Market Funds                       965                    8.65
 International Equity
 Funds                                    772                    6.92
                     TOTAL            $11,158                  100.00%
                                     ------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PRINCIPAL LIFETIME 2020 ACCOUNT

                               DECEMBER 31, 2004


                                            Shares

                                            Held                    Value

----------------------------------------------------------------------------------
INVESTMENT COMPANIES (102.07%)
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (102.07%) /1/
                                                                   $
 Bond Account                                       318              3,912
 Capital Value Account                               21                694
 Equity Income Account                              127              1,140
 International Account                              113              1,555
 LargeCap Growth Equity Account                     412              1,897
 LargeCap Stock Index Account                       292              2,557
 LargeCap Value Account                             108              1,288
 Real Estate Securities Account                      86              1,541
 SmallCap Account /2/                                40                386
 SmallCap Growth Account /2/                         25                232
 SmallCap Value Account                              15                246
                            TOTAL INVESTMENT COMPANIES              15,448
                                                                   -------

                 TOTAL PORTFOLIO INVESTMENTS (102.07%)              15,448
LIABILITIES, NET OF CASH AND RECEIVABLES (-2.07%)                     (314)
                            TOTAL NET ASSETS (100.00%)             $15,134
                                                                   ----------



/1 /Affiliated securities.
/2 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 1,005
Unrealized Depreciation                           (1)
                                             -------
Net Unrealized Appreciation (Depreciation)     1,004
Cost for federal income tax purposes         $14,444


                  INVESTMENTS BY FUND TYPE (UNAUDITED)
 Fund Type                            Value                Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Domestic Equity Funds                $ 9,981                   64.61%
 Fixed Income Funds                     3,912                   25.32
 International Equity
 Funds                                  1,555                   10.07
                     TOTAL            $15,448                  100.00%
                                     ------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PRINCIPAL LIFETIME 2030 ACCOUNT

                               DECEMBER 31, 2004


                                            Shares

                                            Held                       Value

-------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.21%)
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (100.21%) /1/
                                                                     $
 Bond Account                                       2,478              30,505
 Capital Value Account                                239               7,750
 Equity Income Account                                881               7,937
 International Account                              1,253              17,223
 LargeCap Growth Equity Account                     4,700              21,621
 LargeCap Stock Index Account                       3,359              29,455
 LargeCap Value Account                             1,222              14,517
 Real Estate Securities Account                       678              12,122
 SmallCap Account /2/                                 490               4,683
 SmallCap Growth Account /2/                          316               2,943
 SmallCap Value Account                               173               2,919
                              TOTAL INVESTMENT COMPANIES              151,675
                                                                     --------

                   TOTAL PORTFOLIO INVESTMENTS (100.21%)              151,675
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.21%)                        (320)
                              TOTAL NET ASSETS (100.00%)             $151,355
                                                                     -----------



/1 /Affiliated securities.
/2 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  3,652
Unrealized Depreciation                        (1,410)
                                             --------
Net Unrealized Appreciation (Depreciation)      2,242
Cost for federal income tax purposes         $149,433


                 INVESTMENTS BY FUND TYPE (UNAUDITED)
 Fund Type                             Value               Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Domestic Equity Funds                 $103,947                 68.53%
 Fixed Income Funds                      30,505                 20.11
 International Equity Funds              17,223                 11.36
                       TOTAL           $151,675                100.00%
                                      ------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PRINCIPAL LIFETIME 2040 ACCOUNT

                               DECEMBER 31, 2004


                                            Shares

                                            Held                       Value

-------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.22%)
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (100.22%) /1/
                                                                     $
 Bond Account                                       1,498              18,435
 Capital Value Account                                275               8,913
 Equity Income Account                                607               5,468
 International Account                              1,389              19,095
 LargeCap Growth Equity Account                     5,346              24,590
 LargeCap Stock Index Account                       3,814              33,447
 LargeCap Value Account                             1,421              16,880
 Real Estate Securities Account                       430               7,682
 SmallCap Account /2/                                 548               5,238
 SmallCap Growth Account /2/                          392               3,644
 SmallCap Value Account                               226               3,797
                              TOTAL INVESTMENT COMPANIES              147,189
                                                                     --------

                   TOTAL PORTFOLIO INVESTMENTS (100.22%)              147,189
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.22%)                        (319)
                              TOTAL NET ASSETS (100.00%)             $146,870
                                                                     -----------



/1 /Affiliated securities.
/2 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  9,234
Unrealized Depreciation                           (83)
                                             --------
Net Unrealized Appreciation (Depreciation)      9,151
Cost for federal income tax purposes         $138,038


                 INVESTMENTS BY FUND TYPE (UNAUDITED)
 Fund Type                             Value               Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Domestic Equity Funds                 $109,658                 74.50%
 International Equity Funds              19,095                 12.97
 Fixed Income Funds                      18,436                 12.53
                       TOTAL           $147,189                100.00%
                                      ------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PRINCIPAL LIFETIME 2050 ACCOUNT

                               DECEMBER 31, 2004


                                            Shares

                                            Held                      Value

------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.36%)
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (100.36%) /1/
                                                                     $
 Bond Account                                         487              5,997
 Capital Value Account                                186              6,033
 Equity Income Account                                209              1,883
 International Account                              1,006             13,836
 LargeCap Growth Equity Account                     3,532             16,246
 LargeCap Stock Index Account                       2,519             22,091
 LargeCap Value Account                               931             11,061
 Real Estate Securities Account                       120              2,137
 SmallCap Account /2/                                 387              3,698
 SmallCap Growth Account /2/                          302              2,813
 SmallCap Value Account                               164              2,763
                              TOTAL INVESTMENT COMPANIES              88,558
                                                                     -------

                   TOTAL PORTFOLIO INVESTMENTS (100.36%)              88,558
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.36%)                       (317)
                              TOTAL NET ASSETS (100.00%)             $88,241
                                                                     ----------



/1 /Affiliated securities.
/2 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 6,840
Unrealized Depreciation                          (21)
                                             -------
Net Unrealized Appreciation (Depreciation)     6,819
Cost for federal income tax purposes         $81,739


                  INVESTMENTS BY FUND TYPE (UNAUDITED)
 Fund Type                            Value                Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Domestic Equity Funds                $68,725                   77.60%
 International Equity
 Funds                                 13,836                   15.63
 Fixed Income Funds                     5,997                    6.77
                     TOTAL            $88,558                  100.00%
                                     ------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                  PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT

                               DECEMBER 31, 2004


                                            Shares

                                            Held                      Value

------------------------------------------------------------------------------------
INVESTMENT COMPANIES (102.95%)
PRINCIPAL VARIABLE CONTRACTS FUND, INC. (102.95%) /1/
                                                                     $
 Bond Account                                         305              3,750
 Capital Value Account                                  5                173
 Equity Income Account                                 97                872
 International Account                                 30                417
 LargeCap Growth Equity Account                       101                467
 LargeCap Stock Index Account                          67                589
 LargeCap Value Account                                27                317
 Money Market Account                               2,075              2,075
 Real Estate Securities Account                       117              2,096
 SmallCap Account /2/                                  25                236
                              TOTAL INVESTMENT COMPANIES              10,992
                                                                     -------

                   TOTAL PORTFOLIO INVESTMENTS (102.95%)              10,992
LIABILITIES, NET OF CASH AND RECEIVABLES (-2.95%)                       (315)
                              TOTAL NET ASSETS (100.00%)             $10,677
                                                                     ----------



/1 /Affiliated securities.
/2 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $   509
Unrealized Depreciation                           (1)
                                             -------
Net Unrealized Appreciation (Depreciation)       508
Cost for federal income tax purposes         $10,484


                  INVESTMENTS BY FUND TYPE (UNAUDITED)
 Fund Type                            Value                Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Domestic Equity Funds                $ 4,750                   43.22%
 Fixed Income Funds                     3,750                   34.11
 Money Market Funds                     2,075                   18.88
 International Equity
 Funds                                    417                    3.79
                     TOTAL            $10,992                  100.00%
                                     ------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         REAL ESTATE SECURITIES ACCOUNT

                               DECEMBER 31, 2004


                                  Shares

                                  Held                               Value

-------------------------------------------------------------------------------------
COMMON STOCKS (98.02%)
PUBLICLY TRADED INVESTMENT FUND (2.58%)
 iShares Cohen & Steers Realty                                    $
  Majors Index Fund                             14,369               1,961,656
 iShares Dow Jones US Real
  Estate Index Fund                             14,600               1,798,720
                                                                     3,760,376
REAL ESTATE INVESTMENT TRUSTS (95.44%)
 Acadia Realty Trust                            62,352               1,016,338
 AMB Property                                   64,347               2,598,975
 Archstone-Smith Trust                         102,800               3,937,240
 Arden Realty                                   15,300                 577,116
 AvalonBay Communities                          70,500               5,308,650
 BioMed Realty Trust                            74,950               1,664,640
 Boston Properties                             126,890               8,205,976
 BRE Properties                                 18,400                 741,704
 Brookfield Properties                         146,700               5,486,580
 Camden Property Trust                          32,649               1,665,099
 Capital Automotive                             46,500               1,651,913
 Catellus Development                           30,567                 935,350
 CBL & Associates Properties                    63,572               4,853,722
 CenterPoint Properties Trust                   92,124               4,411,818
 Corporate Office Properties
  Trust                                         86,410               2,536,133
 Developers Diversified Realty                 118,142               5,241,961
 Entertainment Properties Trust                 29,955               1,334,495
 Equity Office Properties Trust                114,130               3,323,466
 Equity Residential Properties
  Trust                                        102,800               3,719,304
 Essex Property Trust                           32,000               2,681,600
 Extra Space Storage                            46,364                 618,032
 Federal Realty Investment Trust                12,769                 659,519
 General Growth Properties                      71,025               2,568,264
 Host Marriott /1/                             241,070               4,170,511
 Kilroy Realty                                   6,100                 260,775
 Kimco Realty                                  105,850               6,138,241
 LaSalle Hotel Properties                       72,263               2,300,131
 Macerich                                       44,000               2,763,200
 Mid-America Apartment
  Communities                                   29,000               1,195,380
 Mills                                          73,586               4,691,843
 Pan Pacific Retail Properties                  63,431               3,977,124
 Prologis Trust                                139,880               6,061,000
 Public Storage                                 65,500               3,651,625
 Regency Centers                                22,152               1,227,221
 Simon Property Group                          148,045               9,574,070
 SL Green Realty                                92,069               5,574,778
 Spirit Finance /1/                             40,441                 511,579
 Starwood Hotels & Resorts
  Worldwide                                    110,400               6,447,360
 Summit Properties                              17,021                 554,204
 Tanger Factory Outlet Centers                  54,912               1,452,972
 Taubman Centers                                51,859               1,553,177
 United Dominion Realty Trust                   72,905               1,808,044
 Ventas                                        144,983               3,973,984
 Vornado Realty Trust                           75,500               5,747,815
                                                                   139,372,929
                                  TOTAL COMMON STOCKS              143,133,305

                                  Principal

                                  Amount                             Value

-------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.34%)
MONEY CENTER BANKS (1.34%)
 Investment in Joint Trading
  Account; Citicorp
                                             $                    $
  2.00%; 01/03/05                            1,947,229               1,947,229
                               TOTAL COMMERCIAL PAPER                1,947,229
                                                                  ------------

                 TOTAL PORTFOLIO INVESTMENTS (99.36%)              145,080,534
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (0.64%)                                                   941,680
                           TOTAL NET ASSETS (100.00%)             $146,022,214
                                                                  --------------



/1 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 38,795,728
Unrealized Depreciation                           (49,516)
                                             ------------
Net Unrealized Appreciation (Depreciation)     38,746,212
Cost for federal income tax purposes         $106,334,322


                  INVESTMENTS BY REIT TYPE (UNAUDITED)
 REIT Type                            Value                 Percentage of
                                                             Total Value
-------------------------------------------------------------------------------
 Office & Industrial
 REITs                                35,214,678                 24.27
 Mall REITs                           27,457,248                 18.93
 Apartment REITs                      21,611,225                 14.90
 Shopping Center REITs                18,260,403                 12.59
 Diversified REITs                    15,667,732                 10.80
 Hotel REITs                          12,918,002                  8.90
 Other Investments                     5,707,605                  3.93
 Self Storage REITs                    4,269,657                  2.94
 Healthcare REITs                      3,973,984                  2.74
                    TOTAL           $145,080,534                100.00%
                                   ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                SMALLCAP ACCOUNT

                               DECEMBER 31, 2004

                                    Shares

                                    Held                              Value

-------------------------------------------------------------------------------------
COMMON STOCKS (99.50%)
AEROSPACE & DEFENSE EQUIPMENT (1.58%)
                                                                   $
 Moog /1/                                        10,327                468,329
 Orbital Sciences /1/                            74,184                877,597
                                                                     1,345,926
AIRLINES (0.49%)
 Pinnacle Airlines /1/                           30,031                418,632
APPAREL MANUFACTURERS (1.10%)
 Guess? /1/                                      32,917                413,109
 Oxford Industries                               12,714                525,088
                                                                       938,197
APPLICATIONS SOFTWARE (0.44%)
 Embarcadero Technologies /1/                    40,139                377,708
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.50%)
 Tenneco Automotive /1/                          24,875                428,845
BATTERIES & BATTERY SYSTEMS (1.43%)
 Rayovac /1/                                     39,779              1,215,646
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (1.49%)
 Drew Industries /1/                             14,015                506,923
 NCI Building Systems /1/                        20,259                759,712
                                                                     1,266,635
BUILDING PRODUCTS-CEMENT & AGGREGATE (1.46%)
 Eagle Materials                                 14,397              1,243,181
BUILDING PRODUCTS-WOOD (0.84%)
 Universal Forest Products                       16,502                716,187
BUILDING-RESIDENTIAL & COMMERCIAL (0.65%)
 M/I Schottenstein Homes                         10,010                551,651
CELLULAR TELECOMMUNICATIONS (0.44%)
 Ubiquitel /1/                                   52,055                370,632
CHEMICALS-DIVERSIFIED (0.78%)
 FMC /1/                                         13,679                660,696
CHEMICALS-SPECIALTY (1.07%)
 MacDermid                                       25,198                909,648
COMMERCIAL BANKS (6.75%)
 AmericanWest Bancorp. /1/                       10,085                204,221
 Capital Corp of the West                         8,887                417,698
 City Holding                                    17,667                640,252
 Columbia Banking Systems                        31,761                793,707
 Commerce Bancshares                             12,919                648,534
 Community Trust Bancorp                          6,605                213,738
 Frontier Financial                              11,397                440,038
 IBERIABANK                                       6,005                398,492
 Pacific Capital Bancorp.                        20,256                688,501
 Signature Bank /1/                              12,525                405,309
 State Financial Services                         6,858                206,426
 Vineyard National Bancorp.                      15,610                512,945
 Vineyard National Bancorp.-PIPEs
  /2/                                             4,716                149,704
 Vineyard National Bancorp.-Rights
  /1/ /2/                                         1,179                  2,134
 Vineyard National
  Bancorp.-Warrants /1/ /2/ /3/                   3,122                 24,539
                                                                     5,746,238
                                    Shares

                                    Held                              Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICE-FINANCE (1.31%)
                                                                   $
 iPayment /1/                                    14,014                693,973
 NCO Group /1/                                   16,357                422,829
                                                                     1,116,802
COMPUTER AIDED DESIGN (1.03%)
 ANSYS /1/                                       27,219                872,641
COMPUTER SERVICES (1.42%)
 CACI International /1/                           9,646                657,182
 Perot Systems /1/                               34,619                554,943
                                                                     1,212,125
COMPUTERS (0.40%)
 palmOne /1/                                     10,833                341,781
CONTAINERS-METAL & GLASS (2.17%)
 Greif Brothers                                  17,724                992,544
 Silgan Holdings                                 13,950                850,392
                                                                     1,842,936
DATA PROCESSING & MANAGEMENT (0.62%)
 Global Payments                                  8,940                523,348
DENTAL SUPPLIES & EQUIPMENT (0.90%)
 Sybron Dental Specialties /1/                   21,675                766,861
DISTRIBUTION-WHOLESALE (1.53%)
 United Stationers /1/                           10,434                482,051
 Watsco                                          23,337                821,929
                                                                     1,303,980
E-MARKETING-INFORMATION (0.59%)
 Digital River /1/                               12,106                503,731
E-SERVICES-CONSULTING (0.76%)
 Websense /1/                                    12,827                650,585
ELECTRIC PRODUCTS-MISCELLANEOUS (0.64%)
 Littelfuse /1/                                  16,052                548,336
ELECTRIC-INTEGRATED (0.60%)
 Sierra Pacific Resources /1/                    48,329                507,454
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.34%)
 Microsemi /1/                                   46,512                807,448
 Semtech /1/                                     15,326                335,180
                                                                     1,142,628
ELECTRONIC MEASUREMENT INSTRUMENTS (0.68%)
 LeCroy /1/                                      24,665                575,681
ENGINES-INTERNAL COMBUSTION (0.59%)
 Briggs & Stratton                               12,172                506,112
ENTERTAINMENT SOFTWARE (0.75%)
 Activision /1/                                  31,816                642,047
FINANCE-CREDIT CARD (0.69%)
 Advanta                                         24,078                584,373
FOOD-WHOLESALE & DISTRIBUTION (1.14%)
 Nash Finch                                      25,688                969,979
                                    Shares

                                    Held                              Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOTWEAR & RELATED APPAREL (0.88%)
                                                                   $
 Wolverine World Wide                            23,903                751,032
GAS-DISTRIBUTION (1.88%)
 Energen                                         15,570                917,851
 UGI                                             16,724                684,179
                                                                     1,602,030
HOME FURNISHINGS (0.49%)
 Hooker Furniture                                18,468                419,224
HUMAN RESOURCES (2.03%)
 Korn/Ferry International /1/                    32,273                669,665
 Labor Ready /1/                                 62,440              1,056,485
                                                                     1,726,150
INTERNET APPLICATION SOFTWARE (0.63%)
 Motive /1/                                      47,238                537,568
INTERNET SECURITY (0.78%)
 RSA Security /1/                                33,283                667,657
INTERNET TELEPHONY (0.50%)
 j2 Global Communications /1/                    12,354                426,213
INVESTMENT COMPANIES (0.75%)
 Apollo Investment                               42,121                636,027
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.49%)
 Calamos Asset Management /1/                    27,294                736,938
 National Financial Partners                     13,586                527,137
                                                                     1,264,075
LEISURE & RECREATION PRODUCTS (0.67%)
 K2 /1/                                          36,117                573,538
MACHINERY TOOLS & RELATED PRODUCTS (0.81%)
 Kennametal                                      13,815                687,573
MACHINERY-CONSTRUCTION & MINING (0.87%)
 Terex /1/                                       15,611                743,864
MACHINERY-GENERAL INDUSTRY (0.86%)
 Gardner Denver /1/                              20,163                731,715
MEDICAL INFORMATION SYSTEM (0.97%)
 Dendrite International /1/                      42,545                825,373
MEDICAL INSTRUMENTS (0.94%)
 dj Orthopedics /1/                              37,390                800,894
MEDICAL LASER SYSTEMS (0.52%)
 IntraLase /1/                                   18,749                440,227
MEDICAL PRODUCTS (0.84%)
 INAMED /1/                                      10,322                652,867
 VNUS Medical Technologies /1/                    4,404                 59,542
                                                                       712,409
MEDICAL-BIOMEDICAL/GENE (2.21%)
 Affymetrix /1/                                  14,034                512,943
 deCODE genetics /1/                             46,456                362,821
 Lexicon Genetics /1/                            63,136                489,620
 Regeneron Pharmaceutical /1/                    56,155                517,187
                                                                     1,882,571
                                    Shares

                                    Held                              Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (0.58%)
                                                                   $
 Santarus /1/                                    54,121                490,336
MEDICAL-HMO (1.01%)
 Sierra Health Services /1/                      15,571                858,118
MEDICAL-NURSING HOMES (0.75%)
 Kindred Healthcare /1/                          21,237                636,048
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.78%)
 Apria Healthcare Group /1/                      20,070                661,306
METAL PROCESSORS & FABRICATION (0.80%)
 Metals USA /1/                                  36,619                679,282
METAL-ALUMINUM (0.50%)
 Century Aluminum /1/                            16,237                426,384
MISCELLANEOUS INVESTING (5.26%)
 Brandywine Realty Trust                         15,253                448,286
 Entertainment Properties Trust                  14,469                644,594
 Gramercy Capital /1/                            27,860                573,916
 Healthcare Realty Trust                         12,102                492,551
 Newcastle Investment                            31,655              1,005,996
 Redwood Trust                                   13,932                865,038
 Ventas                                          16,136                442,288
                                                                     4,472,669
NETWORKING PRODUCTS (0.65%)
 Adaptec /1/                                     40,599                308,146
 Anixter International                            6,902                248,403
                                                                       556,549
OFFICE AUTOMATION & EQUIPMENT (0.49%)
 Global Imaging Systems /1/                      10,556                416,962
OIL COMPANY-EXPLORATION & PRODUCTION (2.16%)
 Berry Petroleum                                 13,162                627,828
 Houston Exploration /1/                          6,536                368,042
 KCS Energy /1/                                  15,687                231,854
 Meridian Resource /1/                          101,386                613,385
                                                                     1,841,109
OIL REFINING & MARKETING (0.62%)
 Frontier Oil                                    19,899                530,507
PRINTING-COMMERCIAL (0.77%)
 Consolidated Graphics /1/                       14,202                651,872
PRIVATE CORRECTIONS (0.66%)
 GEO Group /1/                                   21,090                560,572
PROPERTY & CASUALTY INSURANCE (1.02%)
 Arch Capital Group /1/                          12,044                466,103
 Stewart Information Services                     9,690                403,588
                                                                       869,691
PUBLICLY TRADED INVESTMENT FUND (3.98%)
 iShares Russell 2000 Index Fund                 26,168              3,388,756
RACETRACKS (0.65%)
 Penn National Gaming /1/                         9,201                557,121
                                    Shares

                                    Held                              Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RADIO (0.36%)
                                                                   $
 Emmis Communications /1/                        15,738                302,012
RECREATIONAL VEHICLES (0.69%)
 Thor Industries                                 15,842                586,946
REINSURANCE (0.70%)
 PXRE Group                                      23,753                598,813
RENTAL-AUTO & EQUIPMENT (0.48%)
 Aaron Rents                                     16,397                409,925
RESORTS & THEME PARKS (0.66%)
 Vail Resorts /1/                                24,976                559,962
RESPIRATORY PRODUCTS (0.93%)
 Respironics /1/                                 14,564                791,699
RETAIL-APPAREL & SHOE (1.67%)
 Genesco /1/                                     15,536                483,791
 Pacific Sunwear of California /1/               20,300                451,878
 Stein Mart /1/                                  28,494                486,108
                                                                     1,421,777
RETAIL-COMPUTER EQUIPMENT (0.44%)
 Insight Enterprises /1/                         18,385                377,260
RETAIL-HOME FURNISHINGS (0.48%)
 Design Within Reach /1/                         28,029                407,822
RETAIL-MUSIC STORE (0.75%)
 Guitar Center /1/                               12,042                634,493
RETAIL-RESTAURANTS (1.73%)
 CKE Restaurants /1/                             48,409                702,415
 McCormick & Schmick's Seafood
                     Restaurants
  /1/                                            28,125                473,906
 O'Charley's /1/                                 15,253                298,196
                                                                     1,474,517
RETAIL-SPORTING GOODS (0.76%)
 Big 5 Sporting Goods                            22,083                643,499
SAVINGS & LOANS-THRIFTS (1.71%)
 Fidelity Bankshares                              6,355                271,740
 Independence Community Bank                     19,268                820,431
 WSFS Financial                                   6,022                363,247
                                                                     1,455,418
SEISMIC DATA COLLECTION (0.91%)
 Veritas DGC /1/                                 34,517                773,526
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.46%)
 Micrel /1/                                      35,179                387,673
SEMICONDUCTOR EQUIPMENT (1.09%)
 Mykrolis /1/                                    36,734                520,521
 Varian Semiconductor Equipment
                     Associates
  /1/                                            11,083                408,408
                                                                       928,929
STEEL PIPE & TUBE (0.77%)
 Maverick Tube /1/                               21,746                658,904
                                    Shares

                                    Held                              Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (1.68%)
                                                                   $
 Anaren /1/                                      30,031                389,202
 Comtech Telecommunications /1/                  27,631              1,039,202
                                                                     1,428,404
TELECOMMUNICATION SERVICES (0.60%)
 Iowa Telecommunications Services                23,725                511,748
TELEPHONE-INTEGRATED (0.54%)
 Cincinnati Bell /1/                            110,115                456,977
THEATERS (0.67%)
 Carmike Cinemas                                 15,625                570,312
THERAPEUTICS (1.68%)
 Dyax /1/                                        64,753                467,517
 Eyetech Pharmaceuticals /1/                     11,658                530,439
 Onyx Pharmaceuticals /1/                        13,435                435,159
                                                                     1,433,115
TRANSACTIONAL SOFTWARE (0.77%)
 Transaction Systems Architects
  /1/                                            32,911                653,283
TRANSPORT-MARINE (0.96%)
 OMI                                             22,313                375,974
 Overseas Shipholding Group                       7,956                439,171
                                                                       815,145
TRANSPORT-SERVICES (0.50%)
 Laidlaw International /1/                       19,850                424,790
TRANSPORT-TRUCK (1.42%)
 Overnite                                        20,214                752,769
 USF                                             12,000                455,400
                                                                     1,208,169
WEB PORTALS (0.55%)
 SINA /1/                                        14,543                466,249
WIRE & CABLE PRODUCTS (0.56%)
 Encore Wire /1/                                 36,028                480,253
                                   TOTAL COMMON STOCKS              84,688,264


                                    Principal

                                    Amount                            Value

-------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.43%)
MONEY CENTER BANKS (0.43%)
 Investment in Joint Trading
  Account;
  Citicorp
                                               $                   $
  2.00%; 01/03/05                               368,247                368,247
                                TOTAL COMMERCIAL PAPER                 368,247
                                                                   -----------

                  TOTAL PORTFOLIO INVESTMENTS (99.93%)              85,056,511
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (0.07%)                                                    58,828
                            TOTAL NET ASSETS (100.00%)             $85,115,339
                                                                   -------------



/1 /Non-income producing security.
/2 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $176,377 or 0.21% of net assets.
/3 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $24,539 or 0.03% of net assets.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $12,706,653
Unrealized Depreciation                       (1,274,639)
                                             -----------
Net Unrealized Appreciation (Depreciation)    11,432,014
Cost for federal income tax purposes         $73,624,497


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Financial                        $15,845,847                   18.63%
 Industrial                        15,031,433                   17.67
 Consumer,
 Non-cyclical                      14,908,884                   17.53
 Consumer, Cyclical                12,618,807                   14.83
 Technology                         8,324,497                    9.79
 Communications                     6,878,325                    8.09
 Energy                             3,804,046                    4.47
 Funds                              3,388,756                    3.98
 Utilities                          2,109,485                    2.48
 Basic Materials                    1,996,727                    2.35
                                      149,704                    0.18
                 TOTAL            $85,056,511                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                            SMALLCAP GROWTH ACCOUNT

                               DECEMBER 31, 2004

                                   Shares

                                   Held                         Value

-------------------------------------------------------------------------------
COMMON STOCKS (95.36%)
AIRLINES (0.47%)
                                                             $
 Pinnacle Airlines /1/                     21,300                296,922
APPAREL MANUFACTURERS (0.41%)
 Phillips-Van Heusen                        9,700                261,900
APPLICATIONS SOFTWARE (0.64%)
 Progress Software /1/                        600                 14,010
 Verint Systems /1/                        10,800                392,364
                                                                 406,374
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.93%)
 American Axle & Manufacturing
  Holdings                                 19,300                591,738
BEVERAGES-NON-ALCOHOLIC (0.91%)
 Cott /1/                                  22,500                556,425
 Hansen Natural /1/                           600                 21,846
                                                                 578,271
BEVERAGES-WINE & SPIRITS (1.22%)
 Constellation Brands /1/                  16,600                772,066
BUILDING & CONSTRUCTION-MISCELLANEOUS (1.40%)
 Dycom Industries /1/                      29,200                891,184
BUILDING PRODUCTS-LIGHT FIXTURES (0.84%)
 Genlyte Group /1/                          6,200                531,216
BUILDING-RESIDENTIAL & COMMERCIAL (2.16%)
 Hovnanian Enterprises /1/                 13,700                678,424
 NVR /1/                                      900                692,460
                                                               1,370,884
CIRCUIT BOARDS (2.50%)
 Benchmark Electronics /1/                 31,050              1,058,805
 TTM Technologies /1/                      67,180                525,100
                                                               1,583,905
COMMERCIAL BANKS (2.54%)
 Harleysville National                        350                  9,310
 Main Street Banks                            300                 10,479
 MB Financial                                 500                 21,075
 Prosperity Bancshares                      1,000                 29,210
 Sun Bancorp. /1/                           1,000                 24,980
 Texas Capital Bancshares /1/               1,100                 23,782
 UCBH Holdings                             32,120              1,471,738
 Yardville National Bancorp.                  700                 23,982
                                                               1,614,556
COMMUNICATIONS SOFTWARE (0.08%)
 Avid Technology /1/                          500                 30,875
 SeaChange International /1/                1,099                 19,167
                                                                  50,042
COMPUTER SERVICES (6.01%)
 CACI International /1/                    20,470              1,394,621
 Cognizant Technology Solutions
  /1/                                      44,040              1,864,213
 FactSet Research Systems                   9,460                552,843
                                                               3,811,677
COMPUTERS-INTEGRATED SYSTEMS (0.79%)
 Micros Systems /1/                           800                 62,448
 RadiSys /1/                               22,300                435,965
                                                                 498,413
                                   Shares

                                   Held                         Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-MEMORY DEVICES (0.50%)
                                                             $
 Dot Hill Systems /1/                      38,200                299,488
 M-Systems Flash Disk Pioneers
  /1/                                         700                 13,804
 SimpleTech /1/                             1,400                  6,440
                                                                 319,732
COMPUTERS-PERIPHERAL EQUIPMENT (0.02%)
 Mobility Electronics /1/                   1,600                 13,728
CONSULTING SERVICES (0.35%)
 Charles River Associates /1/               3,300                154,341
 DiamondCluster International /1/           2,100                 30,093
 Navigant Consulting /1/                    1,500                 39,900
                                                                 224,334
DATA PROCESSING & MANAGEMENT (1.98%)
 Fair, Isaac                               18,200                667,576
 NAVTEQ /1/                                12,700                588,772
                                                               1,256,348
DENTAL SUPPLIES & EQUIPMENT (1.72%)
 Patterson /1/                             25,200              1,093,428
DISTRIBUTION-WHOLESALE (0.42%)
 Beacon Roofing Supply /1/                 10,700                212,502
 WESCO International /1/                    1,800                 53,352
                                                                 265,854
DIVERSIFIED MANUFACTURING OPERATIONS (1.33%)
 ESCO Technologies /1/                     11,000                843,150
DRUG DELIVERY SYSTEMS (0.44%)
 Alkermes /1/                                 500                  7,045
 Penwest Pharmaceuticals /1/               22,900                273,884
                                                                 280,929
E-COMMERCE-PRODUCTS (0.02%)
 1-800-flowers.com /1/                      1,247                 10,487
E-MARKETING-INFORMATION (1.81%)
 24/7 Real Media /1/                        3,100                 13,423
 Digital River /1/                         27,300              1,135,953
                                                               1,149,376
E-SERVICES-CONSULTING (0.02%)
 Niku /1/                                     600                 12,096
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.70%)
 Cree /1/                                  12,000                480,960
 Microsemi /1/                             49,800                864,528
 PortalPlayer /1/                           2,400                 59,232
 Silicon Image /1/                         55,500                913,530
 Silicon Laboratories /1/                     100                  3,531
 Siliconix /1/                                200                  7,298
 Virage Logic /1/                           1,100                 20,427
                                                               2,349,506
ELECTRONIC DESIGN AUTOMATION (0.79%)
 Ansoft /1/                                   300                  6,060
 Magma Design Automation /1/               23,800                298,928
 Verisity /1/                              24,100                197,620
                                                                 502,608
ELECTRONIC MEASUREMENT INSTRUMENTS (0.06%)
 Flir Systems /1/                             200                 12,758
                                   Shares

                                   Held                         Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC MEASUREMENT INSTRUMENTS (CONTINUED)
                                                             $
 Keithley Instruments                         700                 13,790
 RAE Systems /1/                            1,800                 13,140
                                                                  39,688
ELECTRONIC SECURITY DEVICES (0.02%)
 American Science & Engineering
  /1/                                         300                 12,363
ELECTRONICS-MILITARY (1.46%)
 Engineered Support Systems                15,612                924,543
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.45%)
 EMCOR Group /1/                            6,300                284,634
ENTERPRISE SOFTWARE & SERVICE (0.01%)
 Ultimate Software Group /1/                  400                  5,072
ENTERTAINMENT SOFTWARE (0.70%)
 the9 /1/                                   1,300                 30,706
 THQ /1/                                   18,070                414,526
                                                                 445,232
FIDUCIARY BANKS (1.99%)
 Investors Financial Services              25,200              1,259,496
FOOD-WHOLESALE & DISTRIBUTION (0.62%)
 Performance Food Group /1/                14,500                390,195
HEART MONITORS (0.01%)
 CardioDynamics International /1/             800                  4,136
HOME FURNISHINGS (0.07%)
 Tempur-Pedic International /1/             2,000                 42,400
HOTELS & MOTELS (0.18%)
 Highland Hospitality                      10,000                112,400
HUMAN RESOURCES (0.95%)
 Gevity HR                                    600                 12,336
 Korn/Ferry International /1/              14,100                292,575
 Labor Ready /1/                           17,600                297,792
                                                                 602,703
INDUSTRIAL AUTOMATION & ROBOTS (1.13%)
 Cognex                                    25,800                719,820
INDUSTRIAL GASES (0.07%)
 Airgas                                     1,600                 42,416
INTERNET CONNECTIVE SERVICES (0.02%)
 Redback Networks /1/                       2,600                 13,936
INTERNET CONTENT-INFORMATION & NEWS (0.03%)
 InfoSpace /1/                                200                  9,510
 iVillage /1/                               1,300                  8,034
                                                                  17,544
INTERNET FINANCIAL SERVICES (0.12%)
 China Finance Online /1/                   6,600                 72,732
INTERNET INFRASTRUCTURE EQUIPMENT (0.53%)
 Avocent /1/                                8,300                336,316
INTERNET INFRASTRUCTURE SOFTWARE (0.03%)
 Opsware /1/                                2,300                 16,882
                                   Shares

                                   Held                         Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET SECURITY (1.47%)
                                                             $
 Citadel Security Software /1/                600                  1,560
 RSA Security /1/                          31,100                623,866
 Secure Computing /1/                      30,500                304,390
                                                                 929,816
LASERS-SYSTEMS & COMPONENTS (0.06%)
 Ii-Vi /1/                                    899                 38,199
MACHINERY TOOLS & RELATED PRODUCTS (0.06%)
 Kennametal                                   500                 24,885
 Lincoln Electric Holdings                    300                 10,362
                                                                  35,247
MACHINERY-CONSTRUCTION & MINING (0.03%)
 JLG Industries                             1,000                 19,630
MACHINERY-GENERAL INDUSTRY (0.64%)
 Middleby                                   8,000                405,760
MACHINERY-MATERIAL HANDLING (0.01%)
 Paragon Technologies /1/                     700                  6,930
MEDICAL INSTRUMENTS (2.43%)
 Advanced Neuromodulation Systems
  /1/                                      14,400                568,224
 ArthroCare /1/                            30,400                974,624
                                                               1,542,848
MEDICAL LABORATORY & TESTING SERVICE (0.05%)
 LabOne /1/                                   900                 28,836
MEDICAL LASER SYSTEMS (0.06%)
 VISX /1/                                   1,500                 38,805
MEDICAL PRODUCTS (1.78%)
 INAMED /1/                                17,650              1,116,362
 ThermoGenesis /1/                          2,000                 12,680
                                                               1,129,042
MEDICAL-BIOMEDICAL/GENE (2.33%)
 Affymetrix /1/                             7,900                288,745
 Charles River Laboratories
  International /1/                         6,672                306,979
 Corgentech /1/                            13,100                108,468
 Incyte Genomics /1/                       36,600                365,634
 Martek Biosciences /1/                       600                 30,720
 Regeneration Technologies /1/                900                  9,432
 Telik /1/                                 19,400                371,316
                                                               1,481,294
MEDICAL-DRUGS (1.28%)
 First Horizon Pharmaceutical /1/          32,800                750,792
 Kos Pharmaceuticals /1/                      300                 11,292
 KV Pharmaceutical /1/                      1,000                 22,050
 Salix Pharmaceuticals /1/                    600                 10,554
 Vaxgen /1/                                 1,000                 16,950
                                                                 811,638
MEDICAL-GENERIC DRUGS (0.56%)
 Taro Pharmaceuticals Industries
  /1/                                      10,500                357,315
MEDICAL-HOSPITALS (2.98%)
 Symbion /1/                                  100                  2,208
 United Surgical Partners
  International /1/                        17,300                721,410
                                   Shares

                                   Held                         Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HOSPITALS (CONTINUED)
                                                             $
 VCA Antech /1/                            59,600              1,168,160
                                                               1,891,778
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.70%)
 Odyssey HealthCare /1/                    32,400                443,232
MISCELLANEOUS INVESTING (3.56%)
 American Financial Realty Trust            7,600                122,968
 BioMed Realty Trust                       16,600                368,686
 Government Properties Trust                5,300                 52,258
 La Quinta /1/                              2,200                 19,998
 Mills                                     13,500                860,760
 Ventas                                    30,500                836,005
                                                               2,260,675
MISCELLANEOUS MANUFACTURERS (0.02%)
 Applied Films /1/                            439                  9,465
MOTION PICTURES & SERVICES (0.02%)
 Lions Gate Entertainment /1/               1,200                 12,744
NETWORKING PRODUCTS (0.68%)
 Foundry Networks /1/                      30,400                400,064
 Ixia /1/                                   2,000                 33,620
                                                                 433,684
OFFICE AUTOMATION & EQUIPMENT (0.04%)
 Global Imaging Systems /1/                   600                 23,700
OIL & GAS DRILLING (0.86%)
 Grey Wolf /1/                              1,700                  8,959
 Patterson-UTI Energy                      27,000                525,150
 Pioneer Drilling /1/                         900                  9,081
                                                                 543,190
OIL COMPANY-EXPLORATION & PRODUCTION (4.16%)
 Carrizo Oil & Gas /1/                        560                  6,328
 Edge Petroleum /1/                           300                  4,374
 Patina Oil & Gas                          33,200              1,245,000
 Quicksilver Resources /1/                 37,700              1,386,606
                                                               2,642,308
OIL-FIELD SERVICES (1.38%)
 Cal Dive International /1/                   500                 20,375
 Superior Energy Services /1/               1,400                 21,574
 Tetra Technologies /1/                    29,550                836,265
                                                                 878,214
PHYSICAL THERAPY & REHABILITATION CENTERS (0.06%)
 Psychiatric Solutions /1/                  1,100                 40,216
PHYSICIAN PRACTICE MANAGEMENT (2.06%)
 Pediatrix Medical Group /1/               20,430              1,308,541
PROPERTY & CASUALTY INSURANCE (0.05%)
 Philadelphia Consolidated
  Holding /1/                                 220                 14,551
 Selective Insurance Group                    400                 17,696
                                                                  32,247
PUBLICLY TRADED INVESTMENT FUND (1.92%)
 iShares Russell 2000 Index Fund            9,400              1,217,300
                                   Shares

                                   Held                         Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RACETRACKS (0.02%)
                                                             $
 Speedway Motorsports                         300                 11,754
RADIO (1.06%)
 Cumulus Media /1/                         31,000                467,480
 Salem Communications /1/                   7,500                187,125
 XM Satellite Radio Holdings /1/              500                 18,810
                                                                 673,415
REAL ESTATE MANAGEMENT & SERVICES (0.06%)
 HouseValues /1/                            2,700                 40,554
RENTAL-AUTO & EQUIPMENT (0.02%)
 Aaron Rents                                  600                 15,000
RESPIRATORY PRODUCTS (0.46%)
 ResMed /1/                                 5,722                292,394
RETAIL-APPAREL & SHOE (2.99%)
 Aeropostale /1/                           28,150                828,454
 American Eagle Outfitters                    400                 18,840
 Chico's FAS /1/                           23,000              1,047,190
                                                               1,894,484
RETAIL-BEDDING (0.03%)
 Linens 'N Things /1/                         800                 19,840
RETAIL-COMPUTER EQUIPMENT (1.22%)
 Electronics Boutique Holdings
  /1/                                      17,968                771,546
RETAIL-HOME FURNISHINGS (0.03%)
 Cost Plus /1/                                650                 20,885
RETAIL-LEISURE PRODUCTS (0.00%)
 MarineMax /1/                                100                  2,976
RETAIL-MAIL ORDER (0.02%)
 Celebrate Express /1/                        402                  7,638
 Collegiate Pacific                           500                  6,915
                                                                  14,553
RETAIL-MUSIC STORE (1.35%)
 Guitar Center /1/                         16,300                858,847
RETAIL-PAWN SHOPS (0.01%)
 First Cash Financial Services
  /1/                                         200                  5,342
RETAIL-PET FOOD & SUPPLIES (1.52%)
 PETCO Animal Supplies /1/                 24,500                967,260
RETAIL-RESTAURANTS (3.22%)
 Checkers Drive-In Restaurant /1/             300                  4,020
 CKE Restaurants /1/                       51,400                745,814
 Panera Bread /1/                          13,650                550,368
 RARE Hospitality International
  /1/                                         800                 25,488
 Ruby Tuesday                              27,000                704,160
 Sonic /1/                                    400                 12,200
                                                               2,042,050
RETAIL-SPORTING GOODS (0.03%)
 Hibbett Sporting Goods /1/                   700                 18,627
RETAIL-TOY STORE (0.19%)
 Build-A-Bear Workshop /1/                  3,500                123,025
                                   Shares

                                   Held                         Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS-THRIFTS (1.29%)
                                                             $
 BankUnited Financial /1/                  16,400                523,980
 Commercial Capital Bancorp.                1,200                 27,816
 Harbor Florida Bancshares                  7,700                266,497
                                                                 818,293
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.52%)
 Exar /1/                                  26,270                372,771
 Power Integrations /1/                    20,500                405,490
 Standard Microsystems /1/                 10,600                188,998
                                                                 967,259
SEMICONDUCTOR EQUIPMENT (0.86%)
 August Technology /1/                     19,500                205,335
 Brooks Automation /1/                        800                 13,776
 Credence Systems /1/                         700                  6,405
 Helix Technology                             600                 10,434
 Rudolph Technologies /1/                  16,500                283,305
 Semitool /1/                               1,300                 12,064
 Varian Semiconductor Equipment
   Associates /1/                             300                 11,055
                                                                 542,374
SOFTWARE (0.01%)
 Opnet Technologies /1/                     1,100                  9,262
STEEL PRODUCERS (0.94%)
 Steel Dynamics                            15,700                594,716
STEEL-SPECIALTY (0.01%)
 Allegheny Technologies                       200                  4,334
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.31%)
 C-COR.net /1/                             18,200                169,260
 Harmonic /1/                               3,200                 26,688
                                                                 195,948
THERAPEUTICS (2.46%)
 Amylin Pharmaceuticals /1/                10,600                247,616
 Bioenvision /1/                            1,000                  8,960
 Isis Pharmaceuticals /1/                  29,400                173,460
 Medicines /1/                             15,300                440,640
 Neurocrine Biosciences /1/                 8,697                428,762
 NPS Pharmaceuticals /1/                   14,400                263,232
                                                               1,562,670
TOYS (0.05%)
 Marvel Enterprises /1/                     1,600                 32,768
TRANSPORT-AIR FREIGHT (1.24%)
 EGL /1/                                   26,300                786,107
TRANSPORT-RAIL (0.02%)
 Genesee & Wyoming /1/                        500                 14,065
TRANSPORT-SERVICES (0.97%)
 UTI Worldwide                              9,000                612,180
TRANSPORT-TRUCK (1.68%)
 Celadon Group /1/                            713                 15,864
 Landstar System /1/                       13,900              1,023,596
 Old Dominion Freight Line /1/                700                 24,360
                                                               1,063,820
                                   Shares

                                   Held                         Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.07%)
                                                             $
 InterDigital Communications /1/            1,100                 24,310
 Viasat /1/                                   800                 19,416
                                                                  43,726
                             TOTAL COMMON STOCKS              60,505,960

            TOTAL PORTFOLIO INVESTMENTS (95.36%)              60,505,960
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (4.64%)                                           2,947,370
                      TOTAL NET ASSETS (100.00%)             $63,453,330
                                                             -------------

/1 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $19,915,478
Unrealized Depreciation                       (2,526,310)
                                             -----------
Net Unrealized Appreciation (Depreciation)    17,389,168
Cost for federal income tax purposes         $43,116,792


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                  Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                     $14,889,672                   24.61%
 Technology                        11,215,263                   18.54
 Consumer, Cyclical                 9,646,397                   15.94
 Industrial                         8,821,905                   14.58
 Financial                          6,118,223                   10.11
 Energy                             4,063,712                    6.72
 Communications                     3,892,022                    6.43
 Funds                              1,217,300                    2.01
 Basic Materials                      641,466                    1.06
                 TOTAL            $60,505,960                  100.00%
                                 ----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             SMALLCAP VALUE ACCOUNT

                               DECEMBER 31, 2004

                                    Shares

                                    Held                             Value

-------------------------------------------------------------------------------------
COMMON STOCKS (97.31%)
ADVERTISING SERVICES (0.20%)
                                                                  $
 R.H. Donnelley /1/                              3,600                 212,580
AEROSPACE & DEFENSE (0.20%)
 Esterline Technologies /1/                      6,700                 218,755
AEROSPACE & DEFENSE EQUIPMENT (1.31%)
 AAR /1/                                         5,700                  77,634
 Curtiss-Wright                                  5,800                 332,978
 Ducommun /1/                                    1,100                  22,935
 HEICO                                           3,600                  81,324
 Kaman                                          11,800                 149,270
 Moog /1/                                       10,000                 453,500
 Orbital Sciences /1/                            6,900                  81,627
 Triumph Group /1/                               5,100                 201,450
                                                                     1,400,718
AIRLINES (0.99%)
 Alaska Air Group /1/                            6,700                 224,383
 Continental Airlines /1/                        7,800                 105,612
 ExpressJet Holdings /1/                        22,400                 288,512
 Northwest Airlines /1/                          7,300                  79,789
 Skywest                                        18,100                 363,086
                                                                     1,061,382
APPAREL MANUFACTURERS (0.50%)
 Kellwood                                        8,100                 279,450
 Quiksilver /1/                                  5,800                 172,782
 Tommy Hilfiger /1/                              7,200                  81,216
                                                                       533,448
APPLIANCES (0.03%)
 Applica /1/                                     5,600                  33,880
APPLICATIONS SOFTWARE (0.29%)
 Parametric Technology /1/                      31,300                 184,357
 Progress Software /1/                           5,300                 123,755
                                                                       308,112
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.75%)
 Oshkosh Truck                                  11,800                 806,884
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.09%)
 American Axle & Manufacturing
  Holdings                                       3,600                 110,376
 Hayes Lemmerz International /1/                12,000                 105,960
 Keystone Automotive Industries
  /1/                                            2,600                  60,450
 Superior Industries International               3,600                 104,580
 Tenneco Automotive /1/                         23,300                 401,692
 Tower Automotive /1/                            8,100                  19,359
 Visteon                                        37,000                 361,490
                                                                     1,163,907
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.12%)
 Aftermarket Technology /1/                      8,300                 133,630
BATTERIES & BATTERY SYSTEMS (0.26%)
 Rayovac /1/                                     9,100                 278,096
BROADCASTING SERVICES & PROGRAMMING (0.13%)
 4 Kids Entertainment /1/                          800                  16,816
 World Wrestling Entertainment                   9,700                 117,661
                                                                       134,477
                                    Shares

                                    Held                             Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.56%)
                                                                  $
 NCI Building Systems /1/                        3,500                 131,250
 USG /1/                                        11,700                 471,159
                                                                       602,409
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.03%)
 Dycom Industries /1/                              900                  27,468
BUILDING PRODUCTS-AIR & HEATING (0.46%)
 Lennox International                           16,000                 325,600
 York International                              4,900                 169,246
                                                                       494,846
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.42%)
 Eagle Materials                                 1,000                  86,350
 Texas Industries                                5,900                 368,042
                                                                       454,392
BUILDING PRODUCTS-DOORS & WINDOWS (0.11%)
 Apogee Enterprises                              8,700                 116,667
BUILDING PRODUCTS-LIGHT FIXTURES (0.09%)
 Genlyte Group /1/                               1,100                  94,248
BUILDING PRODUCTS-WOOD (0.48%)
 Universal Forest Products                      11,900                 516,460
BUILDING-HEAVY CONSTRUCTION (0.22%)
 Washington Group International
  /1/                                            5,800                 239,250
BUILDING-MAINTENANCE & SERVICE (0.03%)
 Integrated Electrical Services
  /1/                                            7,600                  36,784
BUILDING-RESIDENTIAL & COMMERCIAL (1.13%)
 Beazer Homes                                    2,100                 307,041
 Levitt                                          5,375                 164,314
 Meritage /1/                                    3,100                 349,370
 WCI Communities /1/                            13,200                 388,080
                                                                     1,208,805
CABLE TV (0.59%)
 Charter Communications /1/                     40,200                  90,048
 Insight Communications /1/                      9,600                  88,992
 LodgeNet Entertainment /1/                     14,200                 251,198
 Mediacom Communications /1/                    33,200                 207,500
                                                                       637,738
CASINO HOTELS (0.64%)
 Ameristar Casinos                               2,300                  99,153
 Aztar /1/                                      12,200                 426,024
 Boyd Gaming                                     3,800                 158,270
                                                                       683,447
CHEMICALS-DIVERSIFIED (1.16%)
 FMC /1/                                         8,500                 410,550
 Georgia Gulf                                   12,500                 622,500
 Lyondell Chemical                               2,855                  82,567
 Octel                                           6,400                 133,184
                                                                     1,248,801
CHEMICALS-FIBERS (0.13%)
 Wellman                                        12,900                 137,901
                                    Shares

                                    Held                             Value

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COMMON STOCKS (CONTINUED)
CHEMICALS-PLASTICS (0.47%)
                                                                  $
 PolyOne /1/                                    55,700                 504,642
CHEMICALS-SPECIALTY (2.06%)
 Crompton                                       10,400                 122,720
 Cytec Industries                               10,000                 514,200
 H.B. Fuller                                    10,200                 290,802
 Hercules /1/                                   25,100                 372,735
 Minerals Technologies                           3,900                 260,130
 NewMarket /1/                                   7,300                 145,270
 OM Group /1/                                    2,100                  68,082
 Valhi                                           5,800                  93,322
 W.R. Grace /1/                                 24,900                 338,889
                                                                     2,206,150
CIRCUIT BOARDS (0.29%)
 Benchmark Electronics /1/                       7,900                 269,390
 TTM Technologies /1/                            3,200                  37,760
                                                                       307,150
COATINGS & PAINT (0.01%)
 Kronos Worldwide                                  172                   7,009
COLLECTIBLES (0.23%)
 Department 56 /1/                               3,000                  49,950
 RC2 /1/                                         6,000                 195,600
                                                                       245,550
COMMERCIAL BANKS (10.14%)
 ABC Bancorp                                     2,600                  54,600
 AMCORE Financial                                3,800                 122,284
 AmericanWest Bancorp. /1/                       2,100                  42,525
 BancFirst                                       1,200                  94,776
 Bank of the Ozarks                              2,300                  78,269
 Banner                                          1,700                  53,023
 Capital Corp of the West                        1,000                  47,001
 Capitol Bancorp.                                3,700                 130,314
 Cathay Bancorp                                  3,600                 135,000
 Central Pacific Financial                       5,100                 184,467
 Chemical Financial                              8,470                 363,532
 City Holding                                    1,400                  50,736
 Colonial BancGroup                             13,500                 286,605
 Columbia Banking Systems                        2,357                  58,901
 Community Bank System                          11,600                 327,700
 Community Trust Bancorp                         3,163                 102,355
 Corus Bankshares                               12,900                 619,329
 Cullen/Frost Bankers                            7,300                 354,780
 EuroBancshares /1/                              7,000                 147,000
 Financial Institutions                            300                   6,975
 First Citizens BancShares                         300                  44,475
 First Oak Brook Bancshares                      1,350                  43,754
 First Republic Bank                             5,700                 302,100
 Gold Banc                                      21,700                 317,254
 Great Southern Bancorp                          2,600                  91,000
 Greater Bay Bancorp                            10,400                 289,952
 Hanmi Financial                                17,900                 643,326
 IBERIABANK                                      9,000                 597,240
 Independent Bank                               10,300                 347,625
 Independent Bank                               10,100                 301,283
 Irwin Financial                                11,900                 337,841
                                    Shares

                                    Held                             Value

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COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                  $
 Lakeland Financial                                300                  11,910
 MainSource Financial Group                      1,593                  38,037
 MB Financial                                    2,150                  90,622
 MBT Financial                                   2,500                  58,175
 Mercantile Bank                                 3,670                 144,965
 Mid-State Bancshares                            6,900                 197,685
 Nara Bancorp.                                     600                  12,762
 Old Second Bancorp                                532                  16,960
 Oriental Financial Group                        7,370                 208,645
 Peoples Bancorp.                                1,365                  37,442
 Prosperity Bancshares                           4,600                 134,366
 Provident Bankshares                            9,600                 349,152
 R&G Financial                                  11,350                 441,288
 Republic Bancorp.                               1,155                  29,684
 Republic Bancorp.                              27,600                 421,728
 Royal Bancshares of Pennsylvania                1,178                  31,832
 SCBT Financial                                  1,050                  35,249
 Silicon Valley Bancshares /1/                   3,600                 161,352
 Simmons First National                          3,100                  89,745
 Southside Bancshares                            3,004                  68,641
 Southwest Bancorp.                              2,000                  48,960
 State Financial Services                        3,900                 117,390
 Summit Bancshares                               3,000                 112,500
 Sun Bancorp. /1/                                1,675                  41,842
 Taylor Capital Group                            3,800                 127,300
 Trico Bancshares                                2,600                  60,840
 Umpqua Holdings                                 4,100                 103,361
 United Bankshares                               8,400                 320,460
 W Holding                                      12,929                 296,580
 West Coast Bancorp                             17,500                 444,675
 Western Sierra Bancorp. /1/                     1,200                  46,026
                                                                    10,876,196
COMMERCIAL SERVICE-FINANCE (0.11%)
 Century Business Services /1/                  10,500                  45,780
 NCO Group /1/                                   2,600                  67,210
                                                                       112,990
COMMERCIAL SERVICES (0.31%)
 Arbitron /1/                                    1,800                  70,524
 Magellan Health Services /1/                    2,600                  88,816
 TeleTech Holdings /1/                          14,200                 137,598
 Vertrue /1/                                       900                  33,993
                                                                       330,931
COMMUNICATIONS SOFTWARE (0.22%)
 Inter-Tel                                       8,600                 235,468
COMPUTER SERVICES (0.78%)
 BISYS Group /1/                                10,800                 177,660
 CACI International /1/                          2,600                 177,138
 CIBER /1/                                      12,000                 115,680
 Perot Systems /1/                              15,800                 253,274
 Sykes Enterprises /1/                           6,700                  46,565
 Tyler Technologies /1/                          7,400                  61,864
                                                                       832,181
COMPUTERS (0.36%)
 Gateway /1/                                    24,200                 145,442
                                    Shares

                                    Held                             Value

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COMMON STOCKS (CONTINUED)
COMPUTERS (CONTINUED)
                                                                  $
 palmOne /1/                                     7,690                 242,619
                                                                       388,061
COMPUTERS-INTEGRATED SYSTEMS (0.61%)
 Agilysys                                       12,300                 210,822
 Intergraph /1/                                  1,800                  48,474
 McData /1/                                     20,600                 122,776
 MTS Systems                                     3,400                 114,954
 RadiSys /1/                                     3,700                  72,335
 Silicon Graphics /1/                           46,500                  80,445
                                                                       649,806
COMPUTERS-MEMORY DEVICES (0.38%)
 Hutchison Technology /1/                        7,600                 262,732
 Komag /1/                                       2,500                  46,950
 Quantum /1/                                    22,100                  57,902
 Silicon Storage Technology /1/                  6,300                  37,485
                                                                       405,069
COMPUTERS-PERIPHERAL EQUIPMENT (0.08%)
 Electronics for Imaging /1/                     5,000                  87,050
CONSULTING SERVICES (0.34%)
 Charles River Associates /1/                    1,200                  56,124
 Clark /1/                                       3,100                  48,112
 Gartner /1/                                    11,500                 143,290
 Maximus /1/                                     1,200                  37,344
 PDI /1/                                         3,500                  77,980
                                                                       362,850
CONSUMER PRODUCTS-MISCELLANEOUS (0.71%)
 American Greetings                             15,400                 390,390
 CSS Industries                                  1,050                  33,348
 Playtex Products /1/                            9,600                  76,704
 Tupperware                                     10,600                 219,632
 Water Pik Technologies /1/                      2,400                  42,552
                                                                       762,626
CONTAINERS-METAL & GLASS (1.22%)
 Crown Holdings /1/                             30,300                 416,322
 Greif Brothers                                  3,600                 201,600
 Silgan Holdings                                11,300                 688,848
                                                                     1,306,770
COSMETICS & TOILETRIES (0.03%)
 Revlon /1/                                     14,900                  34,270
DATA PROCESSING & MANAGEMENT (0.02%)
 infoUSA /1/                                     1,800                  20,142
DECISION SUPPORT SOFTWARE (0.05%)
 NetIQ /1/                                       4,400                  53,724
DIAGNOSTIC EQUIPMENT (0.10%)
 NEUROMetrix /1/                                 8,800                 103,400
DISTRIBUTION-WHOLESALE (0.87%)
 Aviall /1/                                     13,800                 316,986
 Brightpoint /1/                                 3,700                  72,298
 Building Material Holding                       3,400                 130,186
 United Stationers /1/                           6,900                 318,780
                                    Shares

                                    Held                             Value

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COMMON STOCKS (CONTINUED)
DISTRIBUTION-WHOLESALE (CONTINUED)
                                                                  $
 Watsco                                          2,600                  91,572
                                                                       929,822
DIVERSIFIED MANUFACTURING OPERATIONS (1.36%)
 A.O. Smith                                      4,100                 122,754
 Actuant /1/                                     2,900                 151,235
 Acuity Brands                                   9,500                 302,100
 Ameron International                            2,600                  98,540
 Barnes Group                                   11,300                 299,563
 ESCO Technologies /1/                           1,800                 137,970
 Griffon /1/                                     6,710                 181,170
 Jacuzzi Brands /1/                             18,700                 162,690
                                                                     1,456,022
DIVERSIFIED OPERATIONS (0.31%)
 Walter Industries                               9,800                 330,554
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.05%)
 Volt Information Sciences /1/                   1,800                  52,902
E-COMMERCE-SERVICES (0.08%)
 Homestore.com /1/                              27,600                  83,628
E-MARKETING-INFORMATION (0.07%)
 aQuantive /1/                                   5,900                  52,746
 E.piphany /1/                                   4,000                  19,320
                                                                        72,066
ELECTRIC-INTEGRATED (3.36%)
 Avista                                         15,400                 272,118
 Black Hills                                     3,300                 101,244
 CH Energy Group                                 3,800                 182,590
 Cleco                                           8,000                 162,080
 CMS Energy /1/                                 46,800                 489,060
 El Paso Electric /1/                           18,200                 344,708
 Idacorp                                         8,500                 259,845
 PNM Resources                                  17,950                 453,955
 Sierra Pacific Resources /1/                   60,300                 633,150
 UIL Holdings                                    3,200                 164,160
 UniSource Energy                               22,300                 537,653
                                                                     3,600,563
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.54%)
 Bel Fuse                                        3,700                 125,023
 CTS                                            12,200                 162,138
 DSP Group /1/                                   4,600                 102,718
 Stoneridge /1/                                  8,100                 122,553
 Sypris Solutions                                4,600                  70,426
                                                                       582,858
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.30%)
 Actel /1/                                       1,800                  31,572
 ESS Technology /1/                              1,300                   9,243
 Integrated Silicon Solution /1/                 6,200                  50,840
 Lattice Semiconductor /1/                      12,300                  70,110
 ON Semiconductor /1/                           12,800                  58,112
 Skyworks Solutions /1/                         10,800                 101,844
                                                                       321,721
ELECTRONIC DESIGN AUTOMATION (0.01%)
 Magma Design Automation /1/                     1,100                  13,816
                                    Shares

                                    Held                             Value

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COMMON STOCKS (CONTINUED)
ELECTRONIC MEASUREMENT INSTRUMENTS (0.23%)
                                                                  $
 Analogic                                        4,200                 188,118
 Trimble Navigation /1/                          1,650                  54,516
                                                                       242,634
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.20%)
 EMCOR Group /1/                                 1,400                  63,252
 URS /1/                                         4,600                 147,660
                                                                       210,912
ENTERPRISE SOFTWARE & SERVICE (0.13%)
 Hyperion Solutions /1/                            300                  13,986
 ManTech International /1/                       3,500                  83,090
 Manugistics Group /1/                           5,600                  16,072
 SYNNEX /1/                                      1,000                  24,060
                                                                       137,208
ENVIRONMENTAL CONSULTING & ENGINEERING (0.02%)
 Tetra Tech /1/                                  1,000                  16,740
ENVIRONMENTAL MONITORING & DETECTION (0.22%)
 Mine Safety Appliances                          4,600                 233,220
FINANCE-CONSUMER LOANS (0.36%)
 World Acceptance /1/                           14,100                 387,891
FINANCE-CREDIT CARD (0.42%)
 Advanta                                         8,000                 194,160
 CompuCredit /1/                                 6,800                 185,912
 Metris /1/                                      5,900                  75,225
                                                                       455,297
FINANCE-INVESTMENT BANKER & BROKER (0.40%)
 Greenhill                                         400                  11,480
 Investment Technology Group /1/                 5,800                 116,000
 Knight Trading Group /1/                       13,200                 144,540
 LaBranche /1/                                   6,000                  53,760
 Piper Jaffray /1/                               2,200                 105,490
                                                                       431,270
FINANCE-MORTGAGE LOAN/BANKER (0.78%)
 Accredited Home Lenders Holding
  /1/                                            5,000                 248,400
 American Home Mortgage Investment              17,259                 591,121
                                                                       839,521
FOOD-BAKING (0.11%)
 Flowers Foods                                   3,650                 115,267
FOOD-MISCELLANEOUS/DIVERSIFIED (0.64%)
 Chiquita Brands International                  12,200                 269,132
 Corn Products International                     3,900                 208,884
 J & J Snack Foods /1/                           1,200                  58,836
 Ralcorp Holdings /1/                            3,200                 134,176
 Sensient Technologies                             800                  19,192
                                                                       690,220
FOOD-RETAIL (0.19%)
 Great Atlantic & Pacific Tea /1/                5,200                  53,300
 Pathmark Stores /1/                             6,900                  40,089
 Winn-Dixie Stores                              23,200                 105,560
                                                                       198,949
FOOD-WHOLESALE & DISTRIBUTION (0.07%)
 Nash Finch                                      2,000                  75,520
                                    Shares

                                    Held                             Value

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COMMON STOCKS (CONTINUED)
FUNERAL SERVICE & RELATED ITEMS (0.47%)
                                                                  $
 Alderwoods Group /1/                            6,300                  71,694
 Stewart Enterprises /1/                        61,400                 429,186
                                                                       500,880
GARDEN PRODUCTS (0.47%)
 Toro                                            6,200                 504,370
GAS-DISTRIBUTION (3.65%)
 Atmos Energy                                    4,300                 117,605
 Energen                                         9,900                 583,605
 New Jersey Resources                           15,200                 658,768
 Northwest Natural                               2,000                  67,480
 South Jersey Industries                         8,800                 462,528
 Southern Union /1/                             22,765                 545,905
 Southwest Gas                                  18,600                 472,440
 Southwestern Energy /1/                        19,800               1,003,662
                                                                     3,911,993
GOLF (0.25%)
 Callaway Golf                                  19,500                 263,250
HEALTH CARE COST CONTAINMENT (0.16%)
 First Health Group /1/                          9,100                 170,261
HOME FURNISHINGS (0.15%)
 Furniture Brands International                  2,300                  57,615
 Kimball International                           7,100                 105,151
                                                                       162,766
HOSPITAL BEDS & EQUIPMENT (0.03%)
 Invacare                                          700                  32,382
HOTELS & MOTELS (0.21%)
 LaSalle Hotel Properties                        7,200                 229,176
HUMAN RESOURCES (0.14%)
 Spherion /1/                                   18,400                 154,560
IDENTIFICATION SYSTEM-DEVELOPMENT (0.12%)
 Checkpoint Systems /1/                          5,900                 106,495
 Paxar /1/                                       1,100                  24,387
                                                                       130,882
INDUSTRIAL AUTOMATION & ROBOTS (0.09%)
 UNOVA /1/                                       3,700                  93,573
INSTRUMENTS-CONTROLS (0.16%)
 Watts Industries                                5,200                 167,648
INTERNET CONNECTIVE SERVICES (0.03%)
 Redback Networks /1/                            5,300                  28,408
INTERNET CONTENT-INFORMATION & NEWS (0.07%)
 Harris Interactive /1/                          2,600                  20,540
 ProQuest /1/                                    1,800                  53,460
                                                                        74,000
INTERNET FINANCIAL SERVICES (0.01%)
 eSpeed /1/                                        800                   9,896
INTERNET INCUBATORS (0.02%)
 Safeguard Scientifics /1/                       9,700                  20,564
                                    Shares

                                    Held                             Value

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COMMON STOCKS (CONTINUED)
INTERNET INFRASTRUCTURE SOFTWARE (0.01%)
                                                                  $
 AsiaInfo Holdings /1/                           2,400                  14,304
INTERNET SECURITY (0.02%)
 Internet Security Systems /1/                     900                  20,925
INVESTMENT COMPANIES (0.24%)
 Technology Investment Capital                  16,458                 247,035
 Technology Investment
  Capital-Rights                                15,958                   7,995
                                                                       255,030
LASERS-SYSTEMS & COMPONENTS (0.06%)
 Electro Scientific Industries /1/               3,500                  69,160
LEISURE & RECREATION PRODUCTS (0.10%)
 K2 /1/                                          7,100                 112,748
LIFE & HEALTH INSURANCE (1.37%)
 AmerUs Group                                    9,900                 448,470
 Delphi Financial Group                         13,500                 623,025
 Nationwide Financial Services                     400                  15,292
 Phoenix                                         4,300                  53,750
 UICI                                            7,200                 244,080
 Universal American Financial /1/                5,800                  89,726
                                                                     1,474,343
LINEN SUPPLY & RELATED ITEMS (0.47%)
 Angelica                                       14,000                 378,700
 UniFirst                                        4,400                 124,432
                                                                       503,132
MACHINERY TOOLS & RELATED PRODUCTS (0.26%)
 Kennametal                                      3,200                 159,264
 Regal Beloit                                    4,300                 122,980
                                                                       282,244
MACHINERY-CONSTRUCTION & MINING (1.09%)
 Astec Industries /1/                            2,100                  36,141
 JLG Industries                                 24,700                 484,861
 Joy Global                                     10,500                 456,015
 Terex /1/                                       4,100                 195,365
                                                                     1,172,382
MACHINERY-GENERAL INDUSTRY (1.05%)
 Applied Industrial Technologies                33,000                 904,200
 Gardner Denver /1/                                700                  25,403
 Kadant /1/                                        700                  14,350
 Sauer-Danfoss                                   6,300                 137,403
 Tecumseh Products                               1,000                  47,800
                                                                     1,129,156
MACHINERY-MATERIAL HANDLING (0.28%)
 Cascade                                         3,900                 155,805
 Nacco Industries                                1,400                 147,560
                                                                       303,365
MACHINERY-PUMPS (0.11%)
 Flowserve /1/                                   4,100                 112,914
MEDICAL IMAGING SYSTEMS (0.08%)
 CTI Molecular Imaging /1/                       3,800                  53,922
 Palatin Technologies /1/                       10,300                  27,398
                                                                        81,320
                                    Shares

                                    Held                             Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INFORMATION SYSTEM (0.25%)
                                                                  $
 Computer Programs & Systems                     4,800                 111,120
 Per-Se Technologies /1/                         9,800                 155,134
                                                                       266,254
MEDICAL INSTRUMENTS (0.40%)
 Conmed /1/                                     10,800                 306,936
 Kyphon /1/                                      4,400                 113,344
 SurModics /1/                                     400                  13,004
                                                                       433,284
MEDICAL PRODUCTS (0.12%)
 PSS World Medical /1/                          10,600                 132,659
MEDICAL STERILIZATION PRODUCT (0.09%)
 Steris /1/                                      4,100                  97,252
MEDICAL-BIOMEDICAL/GENE (0.59%)
 Alexion Pharmaceuticals /1/                       800                  20,160
 Bio-Rad Laboratories /1/                        2,900                 166,373
 Celera Genomics Group /1/                       3,800                  52,250
 Cell Genesys /1/                                2,600                  21,060
 Cytokinetics /1/                                8,000                  82,000
 Genelabs Technologies /1/                      40,208                  48,250
 Human Genome Sciences /1/                       9,800                 117,796
 Telik /1/                                       6,796                 130,075
                                                                       637,964
MEDICAL-DRUGS (0.29%)
 Adolor /1/                                      7,339                  72,803
 Auxilium Pharmaceuticals /1/                    6,500                  56,875
 Rigel Pharmaceuticals /1/                       1,000                  24,420
 Valeant Pharmaceuticals
  International                                  5,800                 152,830
                                                                       306,928
MEDICAL-GENERIC DRUGS (0.05%)
 Alpharma                                        3,100                  52,545
MEDICAL-HMO (0.05%)
 Sierra Health Services /1/                        900                  49,599
MEDICAL-HOSPITALS (0.07%)
 Province Healthcare /1/                         3,500                  78,225
MEDICAL-NURSING HOMES (0.40%)
 Kindred Healthcare /1/                         14,500                 434,275
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.18%)
 Gentiva Health Services /1/                     8,700                 145,464
 Res-Care /1/                                    2,800                  42,616
                                                                       188,080
METAL PROCESSORS & FABRICATION (0.97%)
 CIRCOR International                            4,300                  99,588
 Commercial Metals                               5,800                 293,248
 NN                                             10,200                 134,742
 Quanex                                          7,400                 507,418
                                                                     1,034,996
METAL PRODUCTS-FASTENERS (0.04%)
 Penn Engineering & Manufacturing                2,500                  45,250
MISCELLANEOUS INVESTING (11.49%)
 Affordable Residential
  Communities                                   13,100                 187,985
                                    Shares

                                    Held                             Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
                                                                  $
 Alexandria Real Estate Equities                 3,400                 253,028
 American Financial Realty Trust                39,900                 645,582
 Anthracite Capital                             37,500                 463,500
 Bedford Property Investors                      8,800                 250,008
 Capital Automotive                             13,700                 486,693
 Capital Trust                                   3,500                 107,485
 CarrAmerica Realty                             37,500               1,237,500
 Crescent Real Estate Equity                     5,200                  94,952
 Equity Inns                                    28,500                 334,590
 FelCor Lodging Trust /1/                        9,000                 131,850
 Gables Residential Trust                       17,200                 615,588
 Government Properties Trust                    11,600                 114,376
 Highwoods Properties                           12,500                 346,250
 IMPAC Mortgage Holdings                        17,900                 405,793
 Innkeepers USA Trust                           32,800                 465,760
 La Quinta /1/                                   5,000                  45,450
 Lexington Corporate Properties
  Trust                                         31,500                 711,270
 LTC Properties                                 13,400                 266,794
 Meristar Hospitality /1/                       51,400                 429,190
 MFA Mortgage Investments                       10,937                  96,464
 Mid-America Apartment Communities              21,200                 873,864
 National Health Investors                      19,100                 557,338
 New Century Financial                           3,500                 223,685
 Parkway Properties                              4,800                 243,600
 Pennsylvania Real Estate Invest
  Trust                                         13,200                 564,960
 Prentiss Properties Trust                      14,100                 538,620
 Saul Centers                                    9,200                 351,900
 Senior Housing Properties Trust                19,800                 375,012
 Sun Communities                                 8,300                 334,075
 Taubman Centers                                 5,600                 167,720
 Urstadt Biddle Properties                       2,900                  49,445
 Ventas                                         12,800                 350,848
                                                                    12,321,175
MULTI-LINE INSURANCE (0.07%)
 United Fire & Casualty                          2,100                  70,791
MUSIC (0.12%)
 Steinway Musical Instruments /1/                4,400                 127,336
NETWORKING PRODUCTS (0.70%)
 Adaptec /1/                                    24,900                 188,991
 Anixter International                           5,800                 208,742
 Black Box                                       3,700                 177,674
 Hypercom /1/                                    3,400                  20,128
 SafeNet /1/                                     4,276                 157,100
                                                                       752,635
NON-HOTEL GAMBLING (0.23%)
 Argosy Gaming /1/                               3,500                 163,450
 Isle of Capri Casinos /1/                       3,200                  82,080
                                                                       245,530
OFFICE AUTOMATION & EQUIPMENT (0.23%)
 Global Imaging Systems /1/                        600                  23,700
 Imagistics International /1/                    6,700                 225,522
                                                                       249,222
                                    Shares

                                    Held                             Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OFFICE SUPPLIES & FORMS (0.26%)
                                                                  $
 John H. Harland                                 7,600                 274,360
OIL & GAS DRILLING (0.18%)
 TODCO /1/                                      10,500                 193,410
OIL COMPANY-EXPLORATION & PRODUCTION (2.11%)
 Cimarex Energy /1/                              4,100                 155,390
 Comstock Resources /1/                          8,200                 180,810
 Denbury Resources /1/                          13,500                 370,575
 Energy Partners /1/                             4,700                  95,269
 Houston Exploration /1/                         5,200                 292,812
 Magnum Hunter Resources /1/                    24,900                 321,210
 Stone Energy /1/                                7,000                 315,630
 Swift Energy /1/                                6,500                 188,110
 Vintage Petroleum                              15,100                 342,619
                                                                     2,262,425
OIL FIELD MACHINERY & EQUIPMENT (0.23%)
 Lone Star Technologies /1/                      3,600                 120,456
 Universal Compression Holdings
  /1/                                            3,600                 125,676
                                                                       246,132
OIL REFINING & MARKETING (0.54%)
 Tesoro Petroleum /1/                           18,100                 576,666
OIL-FIELD SERVICES (0.62%)
 Cal Dive International /1/                      1,600                  65,200
 Hanover Compressor /1/                          4,600                  64,998
 Oceaneering International /1/                   3,700                 138,084
 Oil States International /1/                   10,300                 198,687
 RPC                                             7,900                 198,448
                                                                       665,417
OPTICAL SUPPLIES (0.26%)
 Sola International /1/                         10,300                 283,662
PAPER & RELATED PRODUCTS (0.70%)
 Chesapeake                                      4,700                 127,652
 Rock-Tenn                                       4,400                  66,704
 Schweitzer-Mauduit International                9,700                 329,315
 Wausau-Mosinee Paper                           12,800                 228,608
                                                                       752,279
PHARMACEUTICALS (0.16%)
 Cubist Pharmaceuticals /1/                     14,500                 171,535
PHYSICIAN PRACTICE MANAGEMENT (0.39%)
 Pediatrix Medical Group /1/                     6,500                 416,325
POULTRY (0.12%)
 Sanderson Farms                                 3,000                 129,840
PRINTING-COMMERCIAL (0.28%)
 Banta                                           1,000                  44,760
 Bowne                                          12,200                 198,372
 Consolidated Graphics /1/                       1,300                  59,670
                                                                       302,802
PRIVATE CORRECTIONS (0.18%)
 GEO Group /1/                                   7,400                 196,692
PROPERTY & CASUALTY INSURANCE (3.14%)
 Argonaut Group /1/                              9,600                 202,848
                                    Shares

                                    Held                             Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (CONTINUED)
                                                                  $
 Baldwin & Lyons                                   875                  23,441
 Direct General                                  4,200                 134,820
 Infinity Property & Casualty                    5,300                 186,560
 LandAmerica Financial Group                     7,900                 426,047
 Midland                                         3,500                 109,445
 Navigators Group /1/                              900                  27,099
 NYMAGIC                                         1,800                  45,540
 PMA Capital /1/                                38,100                 394,335
 ProAssurance /1/                                  900                  35,199
 RLI                                             2,600                 108,082
 Safety Insurance Group                          7,000                 218,050
 Selective Insurance Group                       7,000                 309,680
 State Auto Financial                            2,900                  74,965
 Stewart Information Services                   12,300                 512,295
 Zenith National Insurance                      11,100                 553,224
                                                                     3,361,630
PUBLISHING-NEWSPAPERS (0.15%)
 Journal Register /1/                            3,800                  73,454
 Pulitzer                                        1,300                  84,305
                                                                       157,759
REAL ESTATE MANAGEMENT & SERVICES (0.17%)
 Jones Lang LaSalle /1/                          4,900                 183,309
REITS-WHOLE LOANS (0.67%)
 NovaStar Financial                              5,500                 272,250
 RAIT Investment Trust                          16,000                 447,520
                                                                       719,770
RENTAL-AUTO & EQUIPMENT (0.57%)
 Aaron Rents                                    10,425                 260,625
 Dollar Thrifty Automotive Group
  /1/                                            8,200                 247,640
 Rent-Way /1/                                   12,500                 100,125
                                                                       608,390
RESEARCH & DEVELOPMENT (0.01%)
 PAREXEL International /1/                         800                  16,240
RESORTS & THEME PARKS (0.05%)
 Six Flags /1/                                   9,600                  51,552
RETAIL-APPAREL & SHOE (1.71%)
 Aeropostale /1/                                 7,050                 207,481
 Brown Shoe                                      4,900                 146,167
 Charming Shoppes /1/                           43,700                 409,469
 Dress Barn /1/                                  7,000                 123,200
 Genesco /1/                                     4,000                 124,560
 Goody's Family Clothing                         3,000                  27,420
 Kenneth Cole Productions                        4,100                 126,526
 Men's Wearhouse /1/                             4,800                 153,408
 Payless ShoeSource /1/                         11,400                 140,220
 Stage Stores /1/                                4,400                 182,688
 Too /1/                                         7,800                 190,788
                                                                     1,831,927
RETAIL-AUTO PARTS (0.28%)
 CSK Auto /1/                                    7,800                 130,572
 PEP Boys-Manny, Moe & Jack                      9,700                 165,579
                                                                       296,151
                                    Shares

                                    Held                             Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-AUTOMOBILE (0.52%)
                                                                  $
 Asbury Automotive Group /1/                    15,300                 210,834
 Lithia Motors                                   8,100                 217,242
 Sonic Automotive                                2,000                  49,600
 United Auto Group                               2,600                  76,934
                                                                       554,610
RETAIL-BEDDING (0.01%)
 Linens 'N Things /1/                              500                  12,400
RETAIL-COMPUTER EQUIPMENT (0.21%)
 GameStop /1/                                    3,000                  67,080
 Insight Enterprises /1/                         4,300                  88,236
 PC Connection /1/                               1,300                  12,376
 Systemax /1/                                    8,600                  63,124
                                                                       230,816
RETAIL-CONVENIENCE STORE (0.07%)
 Casey's General Stores                          4,200                  76,230
RETAIL-DISCOUNT (0.27%)
 ShopKo Stores /1/                              15,700                 293,276
RETAIL-FABRIC STORE (0.15%)
 Jo-Ann Stores /1/                               5,675                 156,290
RETAIL-HYPERMARKETS (0.09%)
 Smart & Final /1/                               6,400                  92,096
RETAIL-JEWELRY (0.18%)
 Movado Group                                    3,700                  69,005
 Zale /1/                                        4,000                 119,480
                                                                       188,485
RETAIL-MAIL ORDER (0.05%)
 J. Jill Group /1/                               3,600                  53,604
RETAIL-PAWN SHOPS (0.55%)
 Cash America International                     19,900                 591,627
RETAIL-PETROLEUM PRODUCTS (0.05%)
 World Fuel Services                             1,100                  54,780
RETAIL-RESTAURANTS (0.86%)
 Bob Evans Farms                                   100                   2,614
 Jack in the Box /1/                             8,600                 317,082
 Landry's Seafood Restaurants                   15,700                 456,242
 Papa John's International /1/                   3,400                 117,096
 Ryan's Restaurant Group /1/                     2,250                  34,695
                                                                       927,729
RETAIL-SPORTING GOODS (0.03%)
 Sports Authority /1/                            1,295                  33,346
RETAIL-VIDEO RENTAL (0.17%)
 Hollywood Entertainment /1/                    11,800                 154,462
 Movie Gallery                                   1,600                  30,512
                                                                       184,974
RUBBER-TIRES (0.51%)
 Cooper Tire & Rubber                            3,000                  64,650
 Goodyear Tire & Rubber /1/                     33,100                 485,246
                                                                       549,896
                                    Shares

                                    Held                             Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS-THRIFTS (2.92%)
                                                                  $
 BankAtlantic Bancorp                           15,500                 308,450
 Commercial Capital Bancorp.                     3,099                  71,835
 Commercial Federal                              3,900                 115,869
 Dime Community Bancshares                       7,325                 131,191
 First Financial Holdings                        2,000                  65,480
 First Niagara Financial Group                   5,191                  72,414
 FirstFed Financial /1/                          3,200                 165,984
 Flagstar Bancorp.                               8,100                 183,060
 Hudson River Bancorp.                          17,100                 338,409
 ITLA Capital /1/                                1,400                  82,306
 MAF Bancorp                                     7,218                 323,511
 Ocwen Financial /1/                             8,500                  81,260
 Partners Trust Financial Group                  5,300                  61,745
 Sterling Financial                              6,025                 172,736
 Sterling Financial /1/                         15,180                 595,967
 TierOne                                         6,100                 151,585
 WSFS Financial                                  3,400                 205,088
                                                                     3,126,890
SEISMIC DATA COLLECTION (0.15%)
 Veritas DGC /1/                                 7,400                 165,834
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.12%)
 Exar /1/                                        3,000                  42,570
 Standard Microsystems /1/                       2,900                  51,707
 Vitesse Semiconductor /1/                       9,900                  34,947
                                                                       129,224
SEMICONDUCTOR EQUIPMENT (0.36%)
 Axcelis Technologies /1/                       15,700                 127,641
 Cohu                                            3,600                  66,816
 Credence Systems /1/                            1,200                  10,980
 Dupont Photomasks /1/                           1,100                  29,051
 MKS Instruments /1/                             2,300                  42,665
 Photronics /1/                                  6,400                 105,600
                                                                       382,753
STEEL PIPE & TUBE (0.39%)
 NS Group /1/                                    4,700                 130,660
 Valmont Industries                             11,500                 288,765
                                                                       419,425
STEEL PRODUCERS (1.57%)
 AK Steel Holding /1/                           21,900                 316,893
 Reliance Steel & Aluminum                      11,600                 451,936
 Ryerson Tull                                   10,400                 163,800
 Schnitzer Steel Industries                      2,750                  93,307
 Steel Dynamics                                 17,400                 659,112
                                                                     1,685,048
TELECOMMUNICATION EQUIPMENT (0.13%)
 Arris Group /1/                                 6,000                  42,240
 Ditech Communications /1/                       5,300                  79,235
 North Pittsburgh Systems                          800                  19,784
                                                                       141,259
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.20%)
 Broadwing /1/                                   7,930                  72,242
 C-COR.net /1/                                   3,800                  35,340
 MRV Communications /1/                         16,300                  59,821
                                    Shares

                                    Held                             Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (CONTINUED)
                                                                  $
 Sycamore Networks /1/                          11,600                  47,096
                                                                       214,499
TELECOMMUNICATION SERVICES (0.79%)
 Commonwealth Telephone
  Enterprises /1/                                2,600                 129,116
 ITC DeltaCom /1/                               19,100                  32,661
 MasTec /1/                                     14,300                 144,573
 PTEK Holdings /1/                              45,900                 491,589
 Time Warner Telecom /1/                        10,900                  47,524
                                                                       845,463
TELEPHONE-INTEGRATED (0.60%)
 Cincinnati Bell /1/                            61,100                 253,565
 CT Communications                              15,800                 194,340
 General Communication /1/                       9,400                 103,776
 Primus Telecommunications Group
  /1/                                           14,600                  46,428
 Talk America Holdings /1/                       7,000                  46,340
                                                                       644,449
TELEVISION (0.03%)
 Sinclair Broadcast Group                        3,100                  28,551
THERAPEUTICS (0.77%)
 AtheroGenics /1/                                8,589                 202,357
 AVANIR Pharmaceuticals /1/                     70,600                 240,746
 Cypress Bioscience /1/                         16,000                 224,960
 United Therapeutics /1/                         3,600                 162,540
                                                                       830,603
TOBACCO (0.73%)
 DIMON                                           7,500                  50,400
 Universal                                      15,300                 731,952
                                                                       782,352
TOYS (0.06%)
 Jakks Pacific /1/                               2,800                  61,908
TRANSPORT-EQUIPMENT & LEASING (0.57%)
 AMERCO /1/                                      2,400                 110,352
 Gatx                                           10,100                 298,556
 Greenbrier                                      2,800                  94,780
 Interpool                                       4,500                 105,750
                                                                       609,438
TRANSPORT-MARINE (0.32%)
 Overseas Shipholding Group                      6,300                 347,760
TRANSPORT-RAIL (0.48%)
 Genesee & Wyoming /1/                          11,750                 330,527
 RailAmerica /1/                                13,900                 181,395
                                                                       511,922
TRANSPORT-SERVICES (0.15%)
 Offshore Logistics /1/                          4,900                 159,103
TRANSPORT-TRUCK (1.04%)
 Arkansas Best                                   2,400                 107,736
 Covenant Transport /1/                          4,400                  91,608
 Overnite                                        6,400                 238,336
 SCS Transportation /1/                         10,050                 234,869
 Swift Transportation /1/                        3,200                  68,736
 U.S. Xpress Enterprises /1/                     5,700                 167,010
 USF                                               700                  26,565
                                    Shares

                                    Held                             Value

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-TRUCK (CONTINUED)
                                                                  $
 Werner Enterprises                              8,007                 181,278
                                                                     1,116,138
TRAVEL SERVICES (0.08%)
 Navigant International /1/                      7,500                  91,275
WATER (0.16%)
 American States Water                           2,600                  67,600
 California Water Service Group                  2,600                  97,890
 SJW                                               300                  10,920
                                                                       176,410
WEB PORTALS (0.32%)
 Earthlink /1/                                  23,200                 267,264
 United Online /1/                               6,450                  74,369
                                                                       341,633
WIRE & CABLE PRODUCTS (0.17%)
 Encore Wire /1/                                 7,150                  95,310
 General Cable /1/                               6,200                  85,870
                                                                       181,180
WIRELESS EQUIPMENT (0.03%)
 REMEC /1/                                       3,900                  28,119
                                  TOTAL COMMON STOCKS              104,325,021

                                    Principal

                                    Amount                           Value

-------------------------------------------------------------------------------------
TREASURY BONDS (0.23%)
 U.S. Treasury /2/
                                               $                  $
  1.88%; 11/30/05                              245,000                 243,086
                                 TOTAL TREASURY BONDS                  243,086
                                                                  ------------

                 TOTAL PORTFOLIO INVESTMENTS (97.54%)              104,568,107
CASH, RECEIVABLES AND
 OTHER ASSETS, NET OF
 LIABILITIES (2.46%)                                                 2,637,942
                           TOTAL NET ASSETS (100.00%)             $107,206,049
                                                                  --------------





   Contract                   Opening       Current      Unrealized
     Type       Commitment  Market Value  Market Value   Gain(Loss)
--------------------------------------------------------------------
FUTURES CONTRACTS
9 Russell 2000    Buy        $2,872,018    $2,942,775      $70,757
March, 2005
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $243,086 or 0.23% of net assets.


UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $30,385,399
Unrealized Depreciation                       (1,752,960)
                                             -----------
Net Unrealized Appreciation (Depreciation)    28,632,439
Cost for federal income tax purposes         $75,935,668


                   INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                 Percentage of
                                                            Total Value
------------------------------------------------------------------------------
 Financial                         $ 34,696,734                 32.27%
 Industrial                          16,711,085                 15.54
 Consumer, Cyclical                  14,914,389                 13.87
 Consumer, Non-cyclical              10,404,452                  9.68
 Utilities                            6,685,304                  6.22
 Basic Materials                      6,433,370                  5.98
 Energy                               5,113,546                  4.76
 Technology                           4,631,502                  4.31
 Communications                       4,404,085                  4.10
 Futures Contracts                    2,942,775                  2.74
 Diversified                            330,554                  0.31
 Government                             243,086                  0.22
                   TOTAL           $107,510,882                100.00%
                                  ----------------            -----------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001          2000
                            ----       ----       ----        ----          ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.70      $9.82     $11.28      $12.02        $13.23
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.14       0.15       0.20        0.24          0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.82       1.92      (1.66)      (0.71)        (0.17)
                            ----       ----      -----       -----         -----
 Total From Investment
            Operations      0.96       2.07      (1.46)      (0.47)         0.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.38)     (0.19)        --       (0.24)        (0.34)
 Distributions from
  Realized Gains......        --         --         --       (0.03)        (1.05)
    ----                                                     -----         -----
   Total Dividends and
         Distributions     (0.38)     (0.19)        --       (0.27)        (1.39)
    ----                   -----      -----                  -----         -----
Net Asset Value, End
 of Period............    $12.28     $11.70      $9.82      $11.28        $12.02
                          ======     ======      =====      ======        ======
Total Return /(a)/ ...      8.49%     21.61%    (12.94)%     (3.92)%        1.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $103,131    $98,006    $82,409    $101,904       $94,905
 Ratio of Expenses to
  Average Net Assets..      0.84%      0.85%      0.84%       0.85%         0.84%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.19%      1.49%      1.79%       2.23%         2.67%
 Portfolio Turnover
  Rate................     127.0%     186.0%     255.3%      182.4%         67.8%

                            2004       2003       2002        2001          2000
                            ----       ----       ----        ----          ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.31     $11.56     $13.73      $15.43        $15.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.31       0.27       0.34       0.40/(c)/      0.45
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.00       1.83      (2.11)      (1.42)/(c)/   (0.43)
                            ----       ----      -----       -----         -----
 Total From Investment
            Operations      1.31       2.10      (1.77)      (1.02)         0.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.28)     (0.35)     (0.40)      (0.47)           --
 Distributions from
  Realized Gains......        --         --         --       (0.21)           --
   -----                                                     -----
   Total Dividends and
         Distributions     (0.28)     (0.35)     (0.40)      (0.68)           --
   ----                    -----      -----      -----       -----
Net Asset Value, End
 of Period............    $14.34     $13.31     $11.56      $13.73        $15.43
                          ======     ======     ======      ======        ======
Total Return /(a)/ ...     10.05%     18.82%    (13.18)%     (6.96)%        0.13%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $126,548   $124,735   $110,545    $144,214      $167,595
 Ratio of Expenses to
  Average Net Assets..      0.63%      0.65%      0.61%       0.61%         0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.63%      0.65%      0.62%         --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.32%      2.23%      2.52%       2.73%/(c)/    2.74%
 Portfolio Turnover
  Rate................     128.3%     114.3%      87.8%      114.3%         62.6%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001           2000
                            ----       ----       ----        ----           ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.32     $11.84      $11.78         $10.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.52       0.51       0.56/(c)/       0.85
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.08       0.02       0.54       0.35/(c)/       0.04
                            ----       ----       ----       ----            ----
 Total From Investment
            Operations      0.59       0.54       1.05        0.91           0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.59)     (0.55)     (0.57)      (0.85)            --
    ----                   -----      -----      -----       -----
   Total Dividends and
         Distributions     (0.59)     (0.55)     (0.57)      (0.85)            --
    ----                   -----      -----      -----       -----
Net Asset Value, End
 of Period............    $12.31     $12.31     $12.32      $11.84         $11.78
                          ======     ======     ======      ======         ======
Total Return /(a)/ ...      4.98%      4.59%      9.26%       8.12%          8.17%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $286,684   $263,435   $232,839    $166,658       $116,216
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%      0.49%       0.50%          0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.23%      4.32%      5.02%       5.73%/(c)/     7.47%
 Portfolio Turnover
  Rate................     143.6%      82.1%      63.3%      146.1%          81.5%

                            2004       2003       2002        2001           2000
                            ----       ----       ----        ----           ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $29.23     $23.60     $27.78      $30.72         $30.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.38       0.39        0.34           0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.17       5.63      (4.18)      (2.80)          0.13
                            ----       ----      -----       -----           ----
 Total From Investment
            Operations      3.61       6.01      (3.79)      (2.46)          0.63
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.45)     (0.38)     (0.39)      (0.34)         (0.50)
 Distributions from
  Realized Gains......        --         --         --       (0.14)         (0.15)
    ----                                                     -----          -----
   Total Dividends and
         Distributions     (0.45)     (0.38)     (0.39)      (0.48)         (0.65)
                           -----      -----      -----       -----          -----
Net Asset Value, End
 of Period............    $32.39     $29.23     $23.60      $27.78         $30.72
                          ======     ======     ======      ======         ======
Total Return /(a)/ ...     12.36%     25.49%    (13.66)%     (8.05)%         2.16%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $265,580   $248,253   $206,541    $254,484       $283,325
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%          0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --             --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.47%      1.47%      1.45%       1.20%          1.54%
 Portfolio Turnover
  Rate................     183.3%     125.7%     142.6%       91.7%         141.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $14.73     $11.74     $16.29      $20.37      $23.89
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.09       0.06       0.03        0.01        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.28       2.99      (4.54)      (2.82)      (2.73)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.37       3.05      (4.51)      (2.81)      (2.71)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)     (0.06)     (0.04)      (0.02)         --
 Distributions from
  Realized Gains......        --         --         --       (1.25)      (0.81)
    ----                                                     -----       -----
   Total Dividends and
         Distributions     (0.08)     (0.06)     (0.04)      (1.27)      (0.81)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $16.02     $14.73     $11.74      $16.29      $20.37
                          ======     ======     ======      ======      ======
Total Return /(a)/ ...      9.33%     25.95%    (27.72)%    (14.86)%    (11.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $280,700   $272,831   $219,044    $334,401    $383,139
 Ratio of Expenses to
  Average Net Assets..      0.72%      0.74%      0.77%       0.75%       0.73%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.77%      0.77%        --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.59%      0.47%      0.19%       0.06%       0.08%
 Portfolio Turnover
  Rate................     147.7%     130.9%     138.8%       88.8%       69.1%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
EQUITY INCOME ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period
 /(c)/ ...............     $7.93      $7.26      $8.73      $12.43      $10.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.34       0.37        0.25        0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.05       0.66      (1.47)      (3.70)       1.81
                            ----       ----      -----       -----        ----
 Total From Investment
            Operations      1.39       1.00      (1.10)      (3.45)       2.05
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.31)     (0.33)     (0.37)      (0.25)      (0.24)
 Distributions from
  Realized Gains......        --         --         --          --       (0.28)
    ----                                                                 -----
   Total Dividends and
         Distributions     (0.31)     (0.33)     (0.37)      (0.25)      (0.52)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............     $9.01      $7.93      $7.26       $8.73      $12.43
                           =====      =====      =====       =====      ======
Total Return /(a)/ ...     17.60%     13.83%    (12.61)%    (27.70)%     19.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $44,572    $30,255    $25,079     $33,802     $43,725
 Ratio of Expenses to
  Average Net Assets..      0.62%      0.61%      0.62%       0.62%       0.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.13%      4.54%      4.40%       2.22%       2.32%
 Portfolio Turnover
  Rate................     137.2%      22.5%      66.4%      104.2%      146.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Effective March 1, 2004, Utilities Account changed its name to Equity
  Income Account.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                                  /2004/(C)/
                                  -----
EQUITY VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..            $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....              0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........              1.08
                                    ----
 Total From Investment
            Operations              1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...             (0.06)
 Distributions from
  Realized Gains......             (0.01)
                                   -----
   Total Dividends and
         Distributions             (0.07)
                                   -----
Net Asset Value, End
 of Period............            $11.07
                                  ======
Total Return/(b)/ ....             11.40%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........            $2,213
 Ratio of Expenses to
  Average Net Assets..              1.10%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...              1.30%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..              1.72%/(e)/
 Portfolio Turnover
  Rate................          25.4%/(e)/

                                    2004          2003       2002       2001       2000
                                    ----          ----       ----       ----       ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..            $11.77        $12.00     $11.58     $11.43     $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....              0.44          0.45       0.43       0.51       0.69
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........             (0.04)        (0.24)      0.55       0.32       0.48
                                   -----         -----       ----       ----       ----
 Total From Investment
            Operations              0.40          0.21       0.98       0.83       1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...             (0.53)        (0.44)     (0.52)     (0.68)        --
 Distributions from
  Realized Gains......                --            --      (0.04)        --         --
   -----                                                    -----
   Total Dividends and
         Distributions             (0.53)        (0.44)     (0.56)     (0.68)        --
   ----                            -----         -----      -----      -----
Net Asset Value, End
 of Period............            $11.64        $11.77     $12.00     $11.58     $11.43
                                  ======        ======     ======     ======     ======
Total Return /(b)/ ...              3.56%         1.84%      8.80%      7.61%     11.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........          $334,034      $368,564   $342,001   $193,254   $127,038
 Ratio of Expenses to
  Average Net Assets..              0.44%         0.44%      0.47%      0.49%      0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..              3.82%         3.83%      4.87%      5.63%      6.33%
 Portfolio Turnover
  Rate................              67.2%        110.4%      33.8%      45.9%       4.3%



/(a) /Expense ratio without the Manager's voluntary expense limit.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $10.95      $8.68     $12.24      $16.43      $23.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07       0.03       0.02          --       (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.95       2.26      (3.58)      (4.19)      (2.29)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      1.02       2.29      (3.56)      (4.19)      (2.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.02)        --          --          --
 Distributions from
  Realized Gains......        --         --         --          --       (4.82)
   -----                                                                 -----
   Total Dividends and
         Distributions     (0.03)     (0.02)        --          --       (4.82)
   ----                    -----      -----                              -----
Net Asset Value, End
 of Period............    $11.94     $10.95      $8.68      $12.24      $16.43
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...      9.38%     26.46%    (29.07)%    (25.50)%    (10.15)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $134,956   $141,107   $124,079    $209,879    $294,762
 Ratio of Expenses to
  Average Net Assets..      0.60%      0.61%      0.61%       0.61%       0.60%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.60%      0.61%      0.61%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.67%      0.35%      0.18%       0.02%      (0.13)%
 Portfolio Turnover
  Rate................     122.4%      40.8%      27.3%       39.0%       83.5%

                            2004       2003       2002        2001        2000
                            ----       ----       ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $11.48      $8.78     $10.51      $13.90      $15.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.17       0.13       0.10        0.09        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.22       2.67      (1.78)      (3.46)      (1.48)
                            ----       ----      -----       -----       -----
 Total From Investment
            Operations      2.39       2.80      (1.68)      (3.37)      (1.38)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)     (0.10)     (0.05)      (0.02)      (0.08)
 Distributions from
  Realized Gains......        --         --         --          --       (0.59)
   ----                                                                  -----
   Total Dividends and
         Distributions     (0.12)     (0.10)     (0.05)      (0.02)      (0.67)
                           -----      -----      -----       -----       -----
Net Asset Value, End
 of Period............    $13.75     $11.48      $8.78      $10.51      $13.90
                          ======     ======      =====      ======      ======
Total Return /(a)/ ...     21.03%     32.33%    (16.07)%    (24.27)%     (8.34)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $226,753   $167,726   $119,222    $145,848    $190,440
 Ratio of Expenses to
  Average Net Assets..      0.96%      0.92%      0.92%       0.92%       0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.97%      0.93%      0.93%         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.39%      1.33%      1.03%       0.78%       0.81%
 Portfolio Turnover
  Rate................     170.1%     111.5%      82.2%       84.3%       99.9%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002       2001      2000/(E)/
                           ----      ----      ----       ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..   $12.86     $8.24     $8.93      $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.12      0.11      0.02       0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.04      4.60     (0.70)     (0.48)     (0.63)
                           ----      ----     -----      -----      -----
 Total From Investment
            Operations     3.16      4.71     (0.68)     (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)    (0.08)       --      (0.04)     (0.02)
 Tax Return of Capital
  Distributions /(a)/.       --     (0.01)    (0.01)        --         --

 Distributions from
  Realized Gains......    (1.14)       --        --         --         --
  ----                    -----
   Total Dividends and
         Distributions    (1.24)    (0.09)    (0.01)     (0.04)     (0.02)
                          -----     -----     -----      -----      -----
Net Asset Value, End
 of Period............   $14.78    $12.86     $8.24      $8.93      $9.37
                         ======    ======     =====      =====      =====
Total Return /(b)/ ...    24.89%    57.20%    (7.63)%    (4.24)%    (6.14)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $43,502   $23,972   $10,835     $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.53%     1.71%     1.60%      1.35%      1.34%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.55%     1.84%     2.26%      2.33%      1.65%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.87%     1.16%     0.39%      0.97%      1.06%/(g)/
 Portfolio Turnover
  Rate................    171.0%    112.4%    147.7%     137.4%      44.0%/(g)/

                           2004      2003      2002       2001       2000
                           ----      ----      ----       ----       ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $13.73     $9.06    $10.84     $13.87     $16.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11      0.10      0.08       0.04      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.00      4.72     (1.83)     (3.07)     (1.89)
                           ----      ----     -----      -----      -----
 Total From Investment
            Operations     4.11      4.82     (1.75)     (3.03)     (1.93)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)    (0.15)    (0.03)        --         --
 Distributions from
  Realized Gains......       --        --        --         --      (0.86)
  ----                                                              -----
   Total Dividends and
         Distributions    (0.12)    (0.15)    (0.03)        --      (0.86)
  ----                    -----     -----     -----                 -----
Net Asset Value, End
 of Period............   $17.72    $13.73     $9.06     $10.84     $13.87
                         ======    ======     =====     ======     ======
Total Return /(b)/ ...    30.20%    54.15%   (16.20)%   (21.85)%   (11.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $99,833   $66,242   $38,912    $43,674    $50,023
 Ratio of Expenses to
  Average Net Assets..     1.30%     1.33%     1.31%      1.41%      1.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.31%     1.33%     1.32%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.75%     1.00%     0.77%      0.32%     (0.26)%
 Portfolio Turnover
  Rate................    140.6%    128.9%     73.6%     123.8%     292.7%



/(a) /See "Distributions to Shareholders" in Notes to Financial Statements. /(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was increased on May 1, 2002, and May 1, 2003, and ceased on May 1, 2004.
/(d) /Expense ratio without fees paid indirectly.
/(e) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004      2003      2002/(C)/
                           ----      ----      ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.37     $8.43     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.13      0.10       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.92      1.90      (1.57)
                           ----      ----      -----
 Total From Investment
            Operations     1.05      2.00      (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)    (0.06)     (0.02)
 Distributions from
  Realized Gains......    (0.58)       --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.69)    (0.06)     (0.02)
                          -----     -----      -----
Net Asset Value, End
 of Period............   $10.73    $10.37      $8.43
                         ======    ======      =====
Total Return /(a)/ ...    10.36%    23.76%    (15.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $90,751   $54,632    $13,927
 Ratio of Expenses to
  Average Net Assets..     0.76%     0.80%      1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.78%     0.83%      1.10%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.23%     1.08%      0.86%/(e)/
 Portfolio Turnover
  Rate................     75.6%     56.2%      49.1%/(e)/

                           2004      2003       2002          2001      2000/(F)/
                           ----      ----       ----          ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $4.47     $3.63      $5.44         $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01        --      (0.02)        (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.13      0.84      (1.79)        (2.31)     (2.22)
                           ----      ----      -----         -----      -----
 Total From Investment
            Operations     0.14      0.84      (1.81)        (2.34)     (2.22)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)       --         --            --         --
 -----                    -----
   Total Dividends and
         Distributions    (0.01)       --         --            --         --
 -----                    -----
Net Asset Value, End
 of Period............    $4.60     $4.47      $3.63         $5.44      $7.78
                          =====     =====      =====         =====      =====
Total Return /(a)/ ...     3.16%    23.14%    (33.27)%      (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $31,179   $24,677     $5,572        $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.04%     1.16%      1.05%         1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(g)/ ...     1.05%     1.19%      1.09%         1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.28%    (0.13)%    (0.49)%       (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    141.8%     51.1%     183.8%        121.2%     217.6%/(e)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2004.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(g) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004       2003      2002           2001        2000
                            ----       ----      ----           ----        ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.06      $6.35     $8.29          $9.52      $10.71
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.14       0.10      0.08           0.08        0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.70       1.70     (1.94)         (1.23)      (1.14)
                            ----       ----     -----          -----       -----
 Total From Investment
            Operations      0.84       1.80     (1.86)         (1.15)      (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)     (0.09)    (0.08)         (0.08)      (0.10)
 Distributions from
  Realized Gains......        --         --        --             --       (0.05)
  ------                                                                   -----
   Total Dividends and
         Distributions     (0.13)     (0.09)    (0.08)         (0.08)      (0.15)
                           -----      -----     -----          -----       -----
Net Asset Value, End
 of Period............     $8.77      $8.06     $6.35          $8.29       $9.52
                           =====      =====     =====          =====       =====
Total Return /(a)/ ...     10.39%     28.32%   (22.44)%       (12.10)%     (9.67)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $158,237   $118,638   $72,949        $73,881     $59,626
 Ratio of Expenses to
  Average Net Assets..      0.37%      0.39%     0.39%          0.40%       0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.37%      0.39%     0.39%          0.41%       0.46%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.64%      1.42%     1.22%          1.05%       1.01%
 Portfolio Turnover
  Rate................      20.5%      15.7%     15.1%          10.8%       11.0%

                            2004       2003     2002/(D)/
                            ----       ----     ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $10.80      $8.52    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.19       0.16      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.22       2.23     (1.48)
                            ----       ----     -----
 Total From Investment
            Operations      1.41       2.39     (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.16)     (0.11)    (0.06)
 Distributions from
  Realized Gains......     (0.17)        --        --
  ------                   -----
   Total Dividends and
         Distributions     (0.33)     (0.11)    (0.06)
                           -----      -----     -----
Net Asset Value, End
 of Period............    $11.88     $10.80     $8.52
                          ======     ======     =====
Total Return /(a)/ ...     13.09%     28.05%   (14.24)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $80,721    $47,221   $13,186
 Ratio of Expenses to
  Average Net Assets..      0.75%      0.74%     0.96%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.76%      0.79%     1.00%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.65%      1.77%     1.79%/(f)/
 Portfolio Turnover
  Rate................      23.2%      17.1%      5.9%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(d) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004      2003/(D)/
                            ----      ----
LIMITED TERM BOND ACCOUNT
-------------------------
Net Asset Value,
 Beginning of Period..     $9.99     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.25       0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.12)     (0.05)
                           -----      -----
 Total From Investment
            Operations      0.13       0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.09)
   ----                               -----
   Total Dividends and
         Distributions        --      (0.09)
   ----                               -----
Net Asset Value, End
 of Period............    $10.12      $9.99
                          ======      =====
Total Return /(a)/ ...      1.30%      0.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $56,241    $20,552
 Ratio of Expenses to
  Average Net Assets..      0.53%      0.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --       0.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.53%      2.15%/(f)/
 Portfolio Turnover
  Rate................      34.8%       5.0%/(f)/

                            2004       2003          2002        2001         2000
                            ----       ----          ----        ----         ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $37.56     $28.54        $32.09      $34.47       $36.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39       0.35          0.30        0.24         0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      6.05       9.01         (3.08)      (1.50)        4.76
                            ----       ----         -----       -----         ----
 Total From Investment
            Operations      6.44       9.36         (2.78)      (1.26)        4.86
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)     (0.34)        (0.30)      (0.24)       (0.10)
 Distributions from
  Realized Gains......     (3.98)        --         (0.47)      (0.88)       (7.19)
   ----                    -----                    -----       -----        -----
   Total Dividends and
         Distributions     (4.37)     (0.34)        (0.77)      (1.12)       (7.29)
                           -----      -----         -----       -----        -----
Net Asset Value, End
 of Period............    $39.63     $37.56        $28.54      $32.09       $34.47
                          ======     ======        ======      ======       ======
Total Return /(a)/ ...     17.76%     32.81%        (8.75)%     (3.71)%      14.59%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $395,304   $334,204      $248,986    $278,707     $286,681
 Ratio of Expenses to
  Average Net Assets..      0.59%      0.61%         0.62%       0.62%        0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.59%      0.61%         0.62%         --           --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.02%      1.09%         0.98%       0.77%        0.28%
 Portfolio Turnover
  Rate................      38.9%      44.9%         67.9%       73.6%       139.6%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2004.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.


See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $8.80      $6.26      $8.49     $10.46      $10.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.03)     (0.04)     (0.05)       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.07       2.57      (2.19)     (1.68)       0.77
                           ----       ----      -----      -----        ----
 Total From Investment
            Operations     1.04       2.54      (2.23)     (1.73)       0.79
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --         --         --       (0.02)
 Distributions from
  Realized Gains......       --         --         --      (0.24)      (0.97)
  ----                                                     -----       -----
   Total Dividends and
         Distributions       --         --         --      (0.24)      (0.99)
  ----                                                     -----       -----
Net Asset Value, End
 of Period............    $9.84      $8.80      $6.26      $8.49      $10.46
                          =====      =====      =====      =====      ======
Total Return /(a)/ ...    11.82%     40.58%    (26.27)%   (16.92)%      8.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $59,674    $54,288    $21,934    $27,838     $25,924
 Ratio of Expenses to
  Average Net Assets..     0.86%      0.91%      0.91%      0.97%       0.96%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.92%      0.94%      0.92%        --        1.01%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.30)%    (0.39)%    (0.55)%    (0.66)%      0.27%
 Portfolio Turnover
  Rate................     47.7%      67.5%      43.1%      55.2%      161.9%

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $14.13     $10.48     $11.68     $12.57      $11.11
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.01         --       0.01          --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.10       3.81      (1.16)     (0.35)       3.12
                           ----       ----      -----      -----        ----
 Total From Investment
            Operations     3.12       3.82      (1.16)     (0.34)       3.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)     (0.01)        --      (0.01)         --
 Distributions from
  Realized Gains......    (1.86)     (0.16)     (0.04)     (0.54)      (1.66)
                          -----      -----      -----      -----       -----
   Total Dividends and
         Distributions    (1.87)     (0.17)     (0.04)     (0.55)      (1.66)
                          -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............   $15.38     $14.13     $10.48     $11.68      $12.57
                         ======     ======     ======     ======      ======
Total Return /(a)/ ...    22.67%     36.49%     (9.96)%    (2.58)%     31.05%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $78,166    $52,054    $24,766    $11,778      $7,739
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.05%      1.04%      1.36%       1.20%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.08%      1.08%      1.10%        --        1.29%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.11%      0.11%      0.03%      0.12%       0.02%
 Portfolio Turnover
  Rate................     59.2%      55.5%      75.3%     208.8%      233.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit ceased on January 1, 2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004          2003       2002       2001       2000
                            ----          ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.009         0.007      0.014      0.039      0.059
                           -----         -----      -----      -----      -----
 Total From Investment
            Operations     0.009         0.007      0.014      0.039      0.059
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.009)       (0.007)    (0.014)    (0.039)    (0.059)
                          ------        ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.009)       (0.007)    (0.014)    (0.039)    (0.059)
                          ------        ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000        $1.000     $1.000     $1.000     $1.000
                          ======        ======     ======     ======     ======
Total Return /(a)/ ...      0.92%         0.74%      1.42%      3.92%      6.07%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $140,553      $151,545   $201,455   $180,923   $114,710
 Ratio of Expenses to
  Average Net Assets..      0.49%         0.49%      0.49%      0.50%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.91%         0.74%      1.40%      3.70%      5.88%

                           2004/(D)/
                           ----
PRINCIPAL LIFETIME 2010 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.82
                            ----
 Total From Investment
            Operations      0.93
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)
                           -----
   Total Dividends and
         Distributions     (0.09)
                           -----
Net Asset Value, End
 of Period............    $10.84
                          ======
Total Return /(a)/ ...      9.31%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.16%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/     10.02%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.21%/(f)/
 Portfolio Turnover
  Rate................       3.0%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2020 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.93
                          ----
 Total From Investment
            Operations    1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
                         -----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $10.97
                        ======
Total Return /(a)/ ...   10.62%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $15
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    8.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.65%/(f)/
 Portfolio Turnover
  Rate................     2.6%/(f)/

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2030 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.76
                          ----
 Total From Investment
            Operations    1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
                         -----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $10.97
                        ======
Total Return /(a)/ ...   10.60%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $151
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.16%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    2.14%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    8.58%/(f)/
 Portfolio Turnover
  Rate................     4.8%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Period from August 30, 2004, date shares first offered, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2040 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.99
                          ----
 Total From Investment
            Operations    1.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)
  ----
   Total Dividends and
         Distributions   (0.09)
                         -----
Net Asset Value, End
 of Period............  $11.09
                        ======
Total Return /(a)/ ...   11.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $147
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.14%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/    1.47%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.35%/(f)/
 Portfolio Turnover
  Rate................     9.4%/(f)/

                         2004/(D)/
                         ----
PRINCIPAL LIFETIME 2050 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.06
                          ----
 Total From Investment
            Operations    1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.08)
  ----
   Total Dividends and
         Distributions   (0.08)
                         -----
Net Asset Value, End
 of Period............  $11.09
                        ======
Total Return /(a)/ ...   11.74%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $88
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/    1.49%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.04%/(f)/
 Portfolio Turnover
  Rate................    13.0%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004/(F)/
                           ----
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
-------------------------------------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.65
                            ----
 Total From Investment
            Operations      0.77
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)
                           -----
   Total Dividends and
         Distributions     (0.09)
                           -----
Net Asset Value, End
 of Period............    $10.68
                          ======
Total Return /(a)/ ...      7.66%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.14%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/     10.09%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.30%/(h)/
 Portfolio Turnover
  Rate................       2.9%/(h)/

                            2004         2003      2002      2001      2000
                            ----         ----      ----      ----      ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period
 /(d)/ ...............    $14.90       $11.24    $10.77    $10.29     $8.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39         0.49      0.35      0.42      0.44
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.66         3.87      0.48      0.47      2.09
                            ----         ----      ----      ----      ----
 Total From Investment
            Operations      5.05         4.36      0.83      0.89      2.53
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)       (0.42)    (0.35)    (0.41)    (0.44)
 Distributions from
  Realized Gains......     (1.72)       (0.28)    (0.01)       --        --
  ----                     -----        -----     -----
   Total Dividends and
         Distributions     (2.07)       (0.70)    (0.36)    (0.41)    (0.44)
                           -----        -----     -----     -----     -----
Net Asset Value, End
 of Period............    $17.88       $14.90    $11.24    $10.77    $10.29
                          ======       ======    ======    ======    ======
Total Return /(a)/ ...     34.53%       38.91%     7.72%     8.75%    30.97%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $146,022      $93,018   $46,358   $22,457   $17,261
 Ratio of Expenses to
  Average Net Assets..      0.90%        0.91%     0.92%     0.92%     0.99%
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...      0.90%        0.92%       --        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.37%        3.83%     3.99%     4.55%     5.29%
 Portfolio Turnover
  Rate................      58.8%        53.9%     54.4%     92.4%     44.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Effective March 1, 2004, Real Estate Account changed its name to Real
  Estate Securities Account.
/(e) /Expense ratio without fees paid indirectly.
/(f) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $7.97      $5.83      $8.03      $7.83      $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01       0.01         --        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.58       2.14      (2.20)      0.20       (1.24)
                           ----       ----      -----       ----       -----
 Total From Investment
            Operations     1.58       2.15      (2.19)      0.20       (1.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)     (0.01)        --       (0.02)
 Distributions from
  Realized Gains......       --         --         --         --       (1.68)
  ----                                                                 -----
   Total Dividends and
         Distributions       --      (0.01)     (0.01)        --       (1.70)
  ----                               -----      -----                  -----
Net Asset Value, End
 of Period............    $9.55      $7.97      $5.83      $8.03       $7.83
                          =====      =====      =====      =====       =====
Total Return /(a)/ ...    19.82%     36.82%    (27.33)%     2.55%     (11.73)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $85,115    $65,285    $32,201    $36,493     $30,006
 Ratio of Expenses to
  Average Net Assets..     0.86%      0.95%      0.97%      1.00%       0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.86%      0.95%      0.97%        --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.09%      0.12%     (0.06)%      0.28%
 Portfolio Turnover
  Rate................    188.7%     162.9%     215.5%     154.5%      135.4%

                           2004       2003       2002       2001        2000
                           ----       ----       ----       ----        ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $8.36      $5.74     $10.60     $15.59      $19.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.06)     (0.04)     (0.05)     (0.10)      (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.00       2.66      (4.81)     (4.89)      (2.67)
                           ----       ----      -----      -----       -----
 Total From Investment
            Operations     0.94       2.62      (4.86)     (4.99)      (2.75)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --         --       (1.22)
  ----                                                                 -----
   Total Dividends and
         Distributions       --         --         --         --       (1.22)
  ----                                                                 -----
Net Asset Value, End
 of Period............    $9.30      $8.36      $5.74     $10.60      $15.59
                          =====      =====      =====     ======      ======
Total Return /(a)/ ...    11.24%     45.64%    (45.85)%   (32.01)%    (13.91)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $63,453    $55,628    $32,754    $55,966     $68,421
 Ratio of Expenses to
  Average Net Assets..     0.99%      0.99%      0.95%      1.05%       1.02%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.01%      1.02%      1.06%        --        1.02%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.70)%    (0.64)%    (0.68)%    (0.92)%     (0.49)%
 Portfolio Turnover
  Rate................     43.3%      54.1%     287.9%     152.2%       90.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on January 1, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2004      2003       2002       2001        2000
                            ----      ----       ----       ----        ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $15.04    $10.30     $11.37     $11.26      $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03      0.06       0.06       0.09        0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.37      5.14      (1.07)      0.60        2.17
                            ----      ----      -----       ----        ----
 Total From Investment
            Operations      3.40      5.20      (1.01)      0.69        2.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)    (0.05)     (0.06)     (0.09)      (0.12)
 Distributions from
  Realized Gains......     (1.58)    (0.41)        --      (0.49)      (0.98)
  ----                     -----     -----                 -----       -----
   Total Dividends and
         Distributions     (1.61)    (0.46)     (0.06)     (0.58)      (1.10)
                           -----     -----      -----      -----       -----
Net Asset Value, End
 of Period............    $16.83    $15.04     $10.30     $11.37      $11.26
                          ======    ======     ======     ======      ======
Total Return /(a)/ ...     23.08%    50.61%     (8.86)%     6.25%      23.87%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $107,206   $82,135    $44,217    $30,888     $17,358
 Ratio of Expenses to
  Average Net Assets..      1.12%     1.16%      1.28%      1.24%       1.16%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.13%     1.18%      1.29%        --        1.34%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.21%     0.50%      0.68%      0.95%       1.31%
 Portfolio Turnover
  Rate................      38.0%     54.0%      77.4%      67.8%      133.0%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on January 1, 2001.
See accompanying notes.

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM


The Board of Directors and
Shareholders
Principal Variable Contracts Fund,
Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Variable Contracts Fund, Inc. (comprised of the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income (previously Utilities), Equity Value, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities (previously Real Estate), SmallCap, SmallCap Growth and SmallCap Value Accounts) as of December 31, 2004, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of management of Principal Variable Contracts Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Principal Variable Contracts Fund, Inc.'s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective accounts constituting Principal Variable Contracts Fund, Inc. at December 31, 2004, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                                            /s/Ernst & Young LLP



Des Moines, Iowa
January 21, 2005

FUND DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with the Principal Mutual Funds and Principal Investors Fund, Inc. which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be "interested persons" as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

THE FOLLOWING DIRECTORS ARE CONSIDERED NOT TO BE "INTERESTED PERSONS" AS DEFINED

IN THE 1940 ACT .

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                  FUND             OTHER
                                                                COMPLEX        DIRECTORSHIPS
NAME, POSITION HELD WITH THE FUND,  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY
    ADDRESS, AND DATE OF BIRTH        DURING PAST 5 YEARS       DIRECTOR         DIRECTOR*
----------------------------------  -----------------------  -------------     -------------


                                                     106

 Elizabeth Ballantine
 Director since 2004     Principal, EBA
 Member Audit and        Associates since                        The McClatchy Company
 Nominating Committee    1998.
 1113 Basil Road,
 McLean, Virginia
 07/01/48

                                                     106             None

 James D. Davis
 Director since 1974     Attorney. Vice
 Member Audit and        President, Deere and
 Nominating Committee    Company, Retired.
 4940 Center Court,
 Bettendorf, Iowa
 03/22/34

                                                     106             None
 Richard W. Gilbert
 Director since 1985
 Member Audit and        President, Gilbert
 Nominating Committee    Communications, Inc.
 5040 Arbor Lane,        since 1993.
 #302, Northfield,
 Illinois.
 05/08/40

                                                     106             None

                         Executive Vice
 Mark A. Grimmett        President and CFO,
 Director since 2004     Merle Norman
 Member Audit and        Cosmetics, Inc.,
 Nominating Committee    since 2000. Prior
 6310 Deerfield Avenue   thereto, Vice
 San Gabriel,            President and CFO.
 California
 04/03/60

                                                      106
                                                                 Casey's General
 William C. Kimball                                                Stores, Inc.
 Director since 1999     Chairman and CEO,
 Member Audit and        Medicap Pharmacies,
 Nominating Committee    Inc. Retired.
 3094 104th,
 Urbandale, Iowa
 11/28/47

                                                     106             None
 Barbara A. Lukavsky
 Director since 1987
 Member Audit and
 Nominating Committee    President and CEO,
 Member Executive        Barbican Enterprises,
 Committee               Inc. since 1997.
 100 Market Street,
 #314, Des Moines,
 Iowa
 09/10/40


  * Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

THE FOLLOWING DIRECTORS ARE CONSIDERED TO BE "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, AS AMENDED, BECAUSE OF AN AFFILIATION WITH THE MANAGER AND

PRINCIPAL LIFE. .

                         Director, Principal
                         Management
                         Corporation and
                         Princor Financial
                         Services Corporation
                         ("Princor") since                             None
 John E. Aschenbrenner   1998. President,
 Director since 1998     Insurance and
 08/16/49                Financial Services,
                         Principal Life since
                         2003. Executive Vice
                         President, 2000-2003.
                         Prior thereto, Senior
                         Vice President.

                         Director and
                         President, Princor
 Ralph C. Eucher         and Principal
 Director and            Management
 President since 1999    Corporation, since                            None
 Member Executive        1999. Senior Vice
 Committee               President, Principal
 06/14/52                Life, since 2002.
                         Prior thereto, Vice
                         President.

                         Chairman and
                         Director, Princor and                         None
 Larry D. Zimpleman      Principal Management
 Director and Chairman   Corporation since
 of the Board since      2002. President,
 December 2001           Retirement and
 Member Executive        Investor Services,
 Committee               Principal Life since
 09/07/51                2003. Executive Vice
                         President, 2001-2003.
                         Prior thereto, Senior
                         Vice President.

The Audit and Nominating Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominates all candidates who are not "interested persons" of the Fund for election to the Board.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

Additional information about the Fund is available in the Prospectus and Statement of Additional Information both dated April 30, 2004. These documents may be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


PROXY VOTING POLICIES


A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent period ended June 30 may be obtained free of charge by telephoning Princor Financial Services Corporation at 1-800-247-4123 or at www.sec.gov.


SCHEDULES OF INVESTMENTS


The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund's Form N-Q can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. or on the Commission's website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

ITEM 2 - CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 - AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Richard Gilbert, a member of the Registrant's Audit and Nominating Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
         December 31, 2003 - $117,300
         December 31, 2004 - $140,780

(b) Audit-Related Fees. Ernst & Young has not provided any audit-related services to the registrant during the last two fiscal years that are not included in response to item 4(a).

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant's dividend distributions that are included as deductions on the tax returns. An affiliate of Ernst & Young located in India reviews the security transactions of the registrant that take place in India. After this review, an Indian income tax return is prepared and filed by Ernst & Young. Additionally, another affiliate of Ernst & Young located in Taiwan reviews the securities held in Taiwan. After the review, a statement of portfolio is prepared. A tax return filing in Taiwan may also be required. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.
         December 31, 2003  - $39,644
         December 31, 2004  - $46,686

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

                         Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Funds' primary independent auditor. This policy is established by the Audit Committee of the Principal Investors Fund, Inc., Principal Variable Contracts Fund, Inc. and Principal Mutual Funds (the "Funds") Board of Directors effective for all engagements of the primary independent auditor entered into on and after March 8th, 2004.

1. Prohibited Services shall not be provided by the primary independent auditor, its subsidiaries and affiliates to the Funds. For the purposes of this policy, Prohibited Services are:
     |X| Services that are subject to audit procedure during a financial statement audit;
     |X|  Services where the auditor would act on behalf of management;
     |X| Services where the auditor is an advocate to the client's position in an adversarial proceeding;
     |X| Bookkeeping or other services related to the accounting records or financial statements of the Company, its subsidiaries and affiliates;
     |X|  Financial information systems design and implementation;
     |X|  Appraisal   or   valuation    services,    fairness    opinions,    or
          contribution-in-kind reports;
     |X|  Actuarial services;
     |X|  Internal audit functions or human resources;
     |X| Broker or dealer, investment advisor, or investment banking services; |X| Legal services and expert services unrelated to the audit;
     |X| Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

2. (A) All services provided by the primary independent auditor, its subsidiaries and affiliates to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, by any independent auditor, shall be approved by the Audit Committee in advance in accordance with the following procedure:

          Each quarter, Management will present to the Audit Committee for pre-approval, a detailed description as to each particular service for which pre-approval is sought and a range of fees for such service. The Audit Committee may delegate pre-approval authority to one or more of its members provided a report of any services approved by such delegated member(s) shall be presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services previously approved by the Audit Committee and for services and the range of fees for such services that arise between regularly scheduled Audit Committee meetings.

          In considering whether to pre-approve the provision of non-audit services by the primary independent auditor, the Audit Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Audit Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Audit Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

5. The Audit Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

The Funds or Principal Management Corporation may not hire any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into an accounting or financial reporting oversight role unless the Former Employee has severed his/her economic interest in the independent audit firm. In addition, employment of a Former Employee into an accounting or financial reporting oversight role will not be allowed unless the Former Employee was not a member of the audit engagement team of the Company during the one year period preceding the date that the audit procedures began for the fiscal period in which the Company proposes to hire the Former Employee. An accounting or financial reporting oversight role is presumed to mean CEO, CFO, or Controller.

(end of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All work in connection with the audit of the registrant's financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.
         December 31, 2003 - $42,344
         December 31, 2004 - $46,686

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 - SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

ITEM 10 - CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11 - EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Principal Variable Contracts Fund, Inc.
            ---------------------------------------------------------



By           /s/ Ralph C. Eucher
   -----------------------------------------------------------------
         Ralph C. Eucher, President

Date         2/15/2005
    ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Ralph C. Eucher
  -----------------------------------------------------------------
         Ralph C. Eucher, President

Date         2/15/2005
    ---------------------

By           /s/ Jill R. Brown
= -----------------------------------------------------------------
         Jill R. Brown, Vice President and Chief Financial Officer

Date         2/15/2005
    ---------------------